UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09253

                             Wells Fargo Funds Trust
               (Exact name of registrant as specified in charter)

                     525 Market St., San Francisco, CA 94105
               (Address of principal executive offices) (Zip code)

                                C. David Messman
                        Wells Fargo Funds Management, LLC
                     525 Market St., San Francisco, CA 94105
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-643-9691

Date of fiscal year end:        June 30, 2005

Date of reporting period:       June 30, 2005

ITEM 1. REPORT TO SHAREHOLDERS

                                                                [LOGO]
                                                                WELLS  ADVANTAGE
                                                                FARGO  FUNDS
--------------------------------------------------------------------------------
                                 JUNE 30, 2005
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                                 ANNUAL REPORT
[PHOTO OMITTED]
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      WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

      Wells Fargo Advantage California Limited-Term Tax-Free Fund

      Wells Fargo Advantage California Tax-Free Fund

      Wells Fargo Advantage Colorado Tax-Free Fund

      Wells Fargo Advantage Minnesota Tax-Free Fund

      Wells Fargo Advantage National Limited-Term Tax-Free Fund

      Wells Fargo Advantage National Tax-Free Fund

      Wells Fargo Advantage Nebraska Tax-Free Fund

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Shareholders ....................................................    1
--------------------------------------------------------------------------------
   Performance Highlights
--------------------------------------------------------------------------------
   California Limited-Term Tax-Free Fund ..................................    2
   California Tax-Free Fund ...............................................    4
   Colorado Tax-Free Fund .................................................    6
   Minnesota Tax-Free Fund ................................................    8
   National Limited-Term Tax-Free Fund ....................................   10
   National Tax-Free Fund .................................................   12
   Nebraska Tax-Free Fund .................................................   14
Fund Expenses                                                                 16
--------------------------------------------------------------------------------
   Portfolio of Investments
--------------------------------------------------------------------------------
   California Limited-Term Tax-Free Fund ..................................   19
   California Tax-Free Fund ...............................................   23
   Colorado Tax-Free Fund .................................................   32
   Minnesota Tax-Free Fund ................................................   36
   National Limited-Term Tax-Free Fund ....................................   43
   National Tax-Free Fund .................................................   50
   Nebraska Tax-Free Fund .................................................   60
Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities ...................................   62
   Statements of Operations ...............................................   64
   Statements of Changes in Net Assets ....................................   66
   Financial Highlights ...................................................   72
Notes to Financial Highlights .............................................   78
--------------------------------------------------------------------------------
Notes to Financial Statements .............................................   79
--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm ...................   86
--------------------------------------------------------------------------------
Other Information .........................................................   87
--------------------------------------------------------------------------------
List of Abbreviations .....................................................   93
--------------------------------------------------------------------------------

                -------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
                -------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS              WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      I am pleased to introduce you to WELLS FARGO ADVANTAGE FUNDS(SM). You now have access to an expanded array of mutual funds, giving you the flexibility to invest in a family of funds covering nearly every asset class and investment style. To learn more about our funds and the talented team of money managers behind them, please visit our new Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. You can also call one of our investment service representatives now available 24 hours a day, 7 days a week, at 1-800-222-8222, or speak with your investment professional.

      Following is your WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS annual report for the period ended June 30, 2005. On the following pages, you will find a discussion of each Fund, including performance highlights, the Fund managers' strategic outlook, and information about the Fund's portfolio.

ECONOMIC EXPANSION CONTINUES
--------------------------------------------------------------------------------

      The expansion of the U.S. economy remains solid, with real gross domestic product (GDP), the most comprehensive measure of economic activity, growing at a 4.4% rate in 2004 and at over a 3.5% rate for the first half of 2005. This is impressive, if not surprising, given the record high energy prices reported during the period. The price of crude oil rose to a new record level during the second quarter of 2005, creating fears of a possible slowdown in consumer spending. However, low interest rates and a consequent extended boom in the housing sector helped to offset the negative effects of high oil and gas prices. Steady growth in employment and household incomes helped bring spending back to relatively healthy levels. Solid growth in capital spending by businesses, fueled by strong cash flow and low borrowing costs, also contributed to economic growth.

      Rising energy prices had an impact on inflation, pushing it upward during the reporting period. The consumer price index (CPI) rose at around a 3% rate over the twelve months ended June 30, 2005. The core CPI, which excludes the volatile food and energy components, was up only around 2% this past year, a good record this far into an economic expansion. With core inflation generally contained, the Federal Reserve (the Fed) was able to stay with a strategy of raising interest rates at a "measured pace." Since June of last year, the Fed has raised the federal funds rate, its principal policy tool, from 1% to 3.25%. Additional increases in this rate are expected during the rest of 2005. Bond yields, however, did not increase with the federal funds rate and, as a result, mortgage rates remained unusually low and the housing sector remained very strong.

MUNICIPAL BOND MARKET IS A TOP PERFORMER
--------------------------------------------------------------------------------

      Exceptional demand for U.S. Treasury securities from foreign investors and the tame core inflation data are two factors thought to be keeping bond yields low. The cyclical flattening in the yield curve has been one of the main elements contributing to good returns from bonds during most of the reporting period.

      The municipal market performed very well over the twelve month reporting period. Among the taxable markets, only the high-yield market performed better. The municipal market yield curve flattened in unison with the U.S. Treasury yield curve, with long-term yields falling 0.5% or more, while short-term yields rose almost 1.00%. Because long-term bonds account for a greater share of outstanding municipal issues than in the U.S. Treasury and corporate markets, the municipal market total returns tended to be greater than those of the taxable markets. Demand from individual investors and casualty insurance companies also helped the municipal market perform well. With this solid performance, yields in most sectors of the municipal market ended the period at levels that were very attractive on an after-tax basis versus yields on comparable U.S. Treasury notes and bonds.

LOOKING AHEAD
--------------------------------------------------------------------------------

      The economy has shown remarkably steady growth over the reporting period, growth that has been sufficient to bring the unemployment rate down to 5.0%, the lowest rate since 2001. As stock and bond investors seek to determine where inflation, interest rates, and corporate earnings are headed, we may see more unpredictable moves in the markets.

      Uncertainty and risk will always be a part of investing. We believe that one important thing you can do to manage risk is to own a broadly diversified portfolio with stocks, bonds, and cash that can help you weather unexpected market shifts. While diversification may not prevent losses in a downturn, it may help reduce them and keep you on track to reach your financial goals.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS              PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE CALIFORNIA LIMITED-TERM TAX-FREE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE CALIFORNIA LIMITED-TERM TAX-FREE FUND (the Fund) seeks a high level of current income exempt from federal income tax and California individual income tax, while preserving capital.

ADVISER                                SUB-ADVISER
   Wells Fargo Funds Management, LLC      Wells Capital Management Incorporated

FUND MANAGER                           INCEPTION DATE
   Stephen Galiani                        11/18/1992

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 4.20%(1) for the 12-month period ended June 30, 2005, excluding sales charge, outperforming its benchmark, the Lehman Brothers 3-Year Municipal Bond Index(2), which returned 2.56% for the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 3.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      As rates trended lower, the Fund benefited from a duration longer than its benchmark during the first three months of the reporting period. We then began reducing the Fund's exposure to longer-term maturities and increasing its liquidity position. However, about half of the portfolio remained dedicated to the 6- to 12-year portion of the maturity spectrum. In contrast to the increases in short-term rates during the fourth quarter of 2004, yields in the intermediate range rose very little, thus intermediate bonds returned their coupon income less some price depreciation, enabling the Fund to outperform its benchmark. This yield curve flattening continued into 2005 when, during the first quarter, interest rates in the 1- to 5-year maturity range rose significantly more than rates in the 6- to 10-year portion of the yield curve. In the final three months of the reporting period, rates declined for all maturities beyond one year, with total returns increasing progressively along the yield curve, enabling the Fund to continue to benefit from its longer maturities.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We took advantage of attractively priced new issues and later sold them at tighter spreads. We increased the portfolio's liquidity position in an effort to better position the Fund for potential market volatility, reduced liquidity in the secondary market, and rising short-term interest rates. Other changes included: 1) Increasing escrowed bonds, which raised the Fund's overall credit quality and positioned it to take advantage of narrowed credit spreads; 2) Reducing exposure to the 2- to 3-year segment of the maturity spectrum, where returns were unattractive; and 3) Gradually reducing exposure to maturities beyond 7 years, to lower the portfolio's duration and thus reduce potential volatility.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      While we anticipate that the Federal Reserve may continue to raise short-term rates, we believe intermediate- and longer-term rates may remain in the broad trading range that has defined the market for the past 12 months. Looking ahead, there are two possible scenarios that could occur: 1) A further increase in oil prices combined with the impact of tighter monetary policy (higher interest rates) could begin to act as a drag on the economy, with the potential to give rates a downward bias; or 2) A decline in oil prices, coupled with sustained economic growth, could lead to a bond market sell-off. In this uncertain environment, we are gradually bringing the Fund's duration toward a more neutral position and maintaining the Fund's commitment to higher credit quality and a substantial liquidity position. We believe that the best opportunities to potentially enhance the Fund's return may be found in relative value situations.

BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, CHANGES IN INTEREST RATES, AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO MUNICIPAL SECURITIES RISK AND STATE OF CALIFORNIA RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.
--------------------------------------------------------------------------------

      The views expressed are as of June 30, 2005, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE CALIFORNIA LIMITED-TERM TAX-FREE FUND.

      (1) The Adviser has committed through October 31, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund.Actual reductions of operating expenses can increase total return to shareholders.Without these reductions,the Fund's returns would have been lower.

PERFORMANCE HIGHLIGHTS              WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Including Sales Charge                 Excluding Sales Charge
                                                       ------------------------------------   -------------------------------------
                                                       6-Month*   1-Year   5-Year   10-Year   6-Month*   1-Year   5-Year   10-Year
-----------------------------------------------------------------------------------------------------------------------------------
  California Limited-Term Tax-Free Fund - Class A       (1.96)     1.11     3.37     3.81       1.09      4.20     3.99      4.12
-----------------------------------------------------------------------------------------------------------------------------------

  California Limited-Term Tax-Free Fund - Class C       (0.29)     2.33     3.13     3.25       0.71      3.33     3.13      3.25
-----------------------------------------------------------------------------------------------------------------------------------
  California Limited-Term Tax-Free Fund -
  Administrator Class                                                                           1.23      4.54     4.22      4.26
-----------------------------------------------------------------------------------------------------------------------------------
  Benchmark
-----------------------------------------------------------------------------------------------------------------------------------
    Lehman Brothers 3-Year Municipal Bond Index(2)                                              0.45      2.56     4.38      4.51

   *RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

  FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
------------------------------------------------------------------------
  Average Credit Quality(4)                                          AA
------------------------------------------------------------------------
  Weighted Average Coupon                                          4.18%
------------------------------------------------------------------------
  Weighted Average Maturity                                    4.4 years
------------------------------------------------------------------------
  Estimated Average Duration                                   3.5 years
------------------------------------------------------------------------
  Portfolio Turnover                                                111%
------------------------------------------------------------------------
  Net Asset Value (NAV)
  (Class A, C, Administrator)                    $10.60, $10.59, $10.43
------------------------------------------------------------------------
  30-Day SEC Yield(5) (Class A, C, Administrator)   2.36%,  1.69%, 2.69%
------------------------------------------------------------------------
  Distribution Rate(6) (Class A, C, Administrator)   2.65%, 1.99%, 3.04%
------------------------------------------------------------------------
  30-Day Taxable Equivalent Yield(7) (Class A, C,
  Administrator)                                     4.00%, 2.87%, 4.56%
------------------------------------------------------------------------
  Alternative Minimum Tax (AMT)(8)                                19.06%

        CREDIT QUALITY (3),(4) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA      47%
AA        3%
A        13%
BBB      16%
SP1      17%
Cash      4%

GROWTH OF $10,000 INVESTMENT(9) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                              CALIFORNIA
                     CALIFORNIA              TAX-FREE FUND -          LEHMAN BROTHERS
               TAX-FREE FUND - CLASS A     ADMINISTRATOR CLASS      MUNICIPAL BOND INDEX
 6/30/1995              9704                      10000                   $10,000
 7/31/1995              9788                      10087                   $10,105
 8/31/1995              9857                      10158                   $10,184
 9/30/1995              9897                      10200                   $10,213
10/31/1995              9956                      10260                   $10,262
11/30/1995             10025                      10332                   $10,328
12/31/1995             10076                      10384                   $10,370
 1/31/1996             10158                      10468                   $10,451
 2/29/1996             10148                      10458                   $10,454
 3/31/1996             10083                      10391                   $10,428
 4/30/1996             10086                      10394                   $10,441
 5/31/1996             10083                      10391                   $10,450
 6/30/1996             10133                      10443                   $10,512
 7/31/1996             10205                      10517                   $10,571
 8/31/1996             10212                      10524                   $10,586
 9/30/1996             10279                      10594                   $10,651
10/31/1996             10359                      10667                   $10,725
11/30/1996             10472                      10797                   $10,825
12/31/1996             10464                      10788                   $10,830
 1/31/1997             10511                      10826                   $10,878
 2/28/1997             10562                      10879                   $10,931
 3/31/1997             10482                      10806                   $10,874
 4/30/1997             10525                      10841                   $10,921
 5/31/1997             10622                      10952                   $11,010
 6/30/1997             10684                      11018                   $11,075
 7/31/1997             10832                      11162                   $11,206
 8/31/1997             10806                      11134                   $11,184
 9/30/1997             10870                      11202                   $11,264
10/31/1997             10907                      11240                   $11,314
11/30/1997             10929                      11262                   $11,347
12/31/1997             11000                      11337                   $11,424
 1/31/1998             11100                      11442                   $11,499
 2/28/1998             11110                      11453                   $11,523
 3/31/1998             11102                      11444                   $11,542
 4/30/1998             11073                      11413                   $11,526
 5/31/1998             11171                      11517                   $11,633
 6/30/1998             11205                      11552                   $11,672
 7/31/1998             11253                      11603                   $11,714
 8/31/1998             11405                      11761                   $11,828
 9/30/1998             11537                      11888                   $11,903
10/31/1998             11552                      11915                   $11,961
11/30/1998             11586                      11951                   $11,990
12/31/1998             11600                      11964                   $12,019
 1/31/1999             11715                      12084                   $12,127
 2/28/1999             11682                      12049                   $12,141
 3/31/1999             11707                      12087                   $12,151
 4/30/1999             11712                      12080                   $12,189
 5/31/1999             11668                      12034                   $12,171
 6/30/1999             11523                      11894                   $12,099
 7/31/1999             11594                      11956                   $12,159
 8/31/1999             11573                      11934                   $12,173
 9/30/1999             11620                      11995                   $12,219
10/31/1999             11588                      11963                   $12,221
11/30/1999             11647                      12014                   $12,274
12/31/1999             11605                      11981                   $12,255
 1/31/2000             11642                      12021                   $12,277
 2/29/2000             11691                      12073                   $12,315
 3/31/2000             11780                      12167                   $12,379
 4/30/2000             11752                      12139                   $12,380
 5/31/2000             11774                      12163                   $12,393
 6/30/2000             11947                      12345                   $12,550
 7/31/2000             12038                      12442                   $12,651
 8/31/2000             12166                      12577                   $12,748
 9/30/2000             12138                      12549                   $12,751
10/31/2000             12195                      12610                   $12,823
11/30/2000             12252                      12670                   $12,875
12/31/2000             12394                      12820                   $13,018
 1/31/2001             12544                      12966                   $13,216
 2/28/2001             12568                      12992                   $13,267
 3/31/2001             12606                      13045                   $13,360
 4/30/2001             12497                      12933                   $13,341
 5/31/2001             12594                      13035                   $13,463
 6/30/2001             12664                      13110                   $13,523
 7/31/2001             12772                      13225                   $13,633
 8/31/2001             12917                      13379                   $13,774
 9/30/2001             12925                      13375                   $13,844
10/31/2001             13018                      13487                   $13,933
11/30/2001             12949                      13403                   $13,890
12/31/2001             12915                      13381                   $13,876
 1/31/2002             13063                      13524                   $14,053
 2/28/2002             13168                      13636                   $14,158
 3/31/2002             12926                      13396                   $13,947
 4/30/2002             13121                      13602                   $14,152
 5/31/2002             13228                      13703                   $14,234
 6/30/2002             13298                      13791                   $14,357
 7/31/2002             13404                      13904                   $14,468
 8/31/2002             13523                      14018                   $14,561
 9/30/2002             13704                      14209                   $14,675
10/31/2002             13491                      13999                   $14,595
11/30/2002             13505                      14017                   $14,599
12/31/2002             13699                      14211                   $14,809
 1/31/2003             13663                      14175                   $14,855
 2/28/2003             13779                      14300                   $14,952
 3/31/2003             13754                      14291                   $14,934
 4/30/2003             13817                      14347                   $14,975
 5/31/2003             13958                      14499                   $15,090
 6/30/2003             13928                      14470                   $15,066
 7/31/2003             13689                      14234                   $14,930
 8/31/2003             13763                      14303                   $15,006
 9/30/2003             13981                      14536                   $15,231
10/31/2003             13939                      14496                   $15,159
11/30/2003             13990                      14552                   $15,173
12/31/2003             14020                      14586                   $15,206
 1/31/2004             14072                      14644                   $15,258
 2/29/2004             14189                      14771                   $15,388
 3/31/2004             14137                      14718                   $15,347
 4/30/2004             13938                      14525                   $15,192
 5/31/2004             13914                      14489                   $15,132
 6/30/2004             13943                      14523                   $15,159
 7/31/2004             14052                      14642                   $15,271
 8/31/2004             14231                      14835                   $15,433
 9/30/2004             14276                      14885                   $15,450
10/31/2004             14335                      14951                   $15,493
11/30/2004             14244                      14858                   $15,419
12/31/2004             14372                      14997                   $15,479
 1/31/2005             14389                      15033                   $15,457
 2/28/2005             14349                      14978                   $15,411
 3/31/2005             14285                      14914                   $15,360
 4/30/2005             14409                      15049                   $15,438
 5/31/2005             14469                      15115                   $15,466
 6/30/2005             14529                      15182                   $15,546

MATURITY DISTRIBUTION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

0-1 Years        26%
2-5 Years        30%
6-10 Years       44%

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE CALIFORNIA LIMITED-TERM TAX-FREE FUND was named the Wells Fargo California Limited-Term Tax-Free Fund. Performance for Class A shares of the Fund prior to November 8, 1999, reflects performance of the Class A shares of the Stagecoach California Tax-Free Income Fund, its predecessor fund. Performance for Class C shares of the Fund prior to August 30, 2002, reflects performance of the Class A shares adjusted to reflect Class C sales charges and expenses.

      Prior to April 11, 2005,the WELLS FARGO ADVANTAGE CALIFORNIA LIMITED-TERM TAX-FREE FUND - Administrator Class was named the Wells Fargo California Limited-Term Tax-Free Fund - Institutional Class.Performance for Administrator Class shares of the Fund prior to November 8, 1999, reflects performance of the Institutional Class shares of the Stagecoach California Tax-Free Income Fund,its predecessor fund,and prior to September 6, 1996, reflects performance of the Class A shares of the predecessor fund.

(2) The Lehman Brothers 3-Year Municipal Bond Index is the 3-year (2-4) component of the Lehman Brothers Municipal Bond index.The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.To be included in the index, bonds must have a minimum credit rating of Baa.They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million.The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.You cannot invest directly in an index.

(3) Portfolio holdings and characteristics are subject to change.

(4) The average credit rating is compiled from ratings from Standard & Poor's and/or Moody's Investors Service. Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses, calculated on a 30-day month-end basis.

(6) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(7) A portion of the Fund's income may be subject to federal,state and/or local income taxes or the alternative minimum tax (AMT).The Fund's taxable equivalent yield is based on the combined federal and state income tax rate of 41.05%. Any capital gains distributions may be taxable.

(8) The value of the securities subject to the AMT is represented as a percentage of net assets.

(9) The chart compares the performance of the WELLS FARGO ADVANTAGE CALIFORNIA LIMITED-TERM TAX-FREE FUND Class A and Administrator Class shares for the most recent ten years with the Lehman Brothers 3-Year Municipal Bond Index.The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 3.00%.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS              PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND (the Fund) seeks to provide investors with a high level of current income exempt from federal income tax and California individual income tax while preserving capital, by investing in medium- to long- term investment-grade municipal securities.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGER                            INCEPTION DATE
   Stephen Galiani                         10/06/1988

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 9.72%1 for the 12-month period ended June 30, 2005, excluding sales charges, outperforming its benchmark, the Lehman Brothers Municipal Bond Index2, which returned 8.24% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      For the first three months of the reporting period, as intermediate- and long-term rates fell, the Fund benefited from a longer duration than that of its benchmark. We began reducing the Fund's exposure to longer-term maturities and increasing the Fund's liquidity position, which turned out to be premature and restrained the Fund's performance when markets remained steady and range bound through year-end. However, this more defensive posture benefited the Fund as the bond market sold off sharply in February and March 2005. We then increased the Fund's exposure to 20- to 25-year callable 5% coupon bonds, non-callable zero coupon bonds, and some 4% to 41/2% coupon discount bonds. This more aggressive posturing helped the Fund outperform the market during the final quarter of the reporting period.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      There were four strategic changes that were gradually implemented during the period: 1) An increase in the Fund's liquidity position designed to better position the Fund to cope with potential market volatility, reduced liquidity, and rising short-term rates; 2) A reduction in lower investment-grade holdings, along with an increase in escrowed bonds, thus raising the Fund's already high overall credit quality to take advantage of narrowed credit spreads; 3) A measured increase in exposure to coupons in the 4% to just under 5% range, which are currently out of favor in the institutional marketplace, but which we expect to trade more actively over the next couple of years; and 4) A reduction in exposure to maturities beyond 21 years, where we believe there exists increased risk of congestion, price volatility, and spread widening.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      While we anticipate that the Federal Reserve may continue to raise short-term rates, we believe that intermediate- and longer- term rates may remain in the broad trading range that has defined the market for the past 12 months. The near-term market risks appear to be relatively evenly balanced. On one hand, any further increase in already elevated oil prices, combined with the impact of higher interest rates, could begin to act as a drag on the economy, with the potential to give rates a downward bias. Alternatively, a decline in oil prices, coupled with sustained economic growth, could lead to a potential bond market sell-off. In this uncertain environment, we are bringing the Fund's duration to a more neutral position and maintaining the Fund's commitment to higher credit quality and a substantial liquidity position. Looking ahead, we believe that the best opportunities to enhance the Fund's return may be found in relative value situations.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, CHANGES IN INTEREST RATES, AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO MUNICIPAL SECURITIES RISK AND STATE OF CALIFORNIA RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of June 30, 2005, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security,market sector or the markets generally, or the WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND.

(1) The Adviser has committed through October 31, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund.Actual reductions of operating expenses can increase total return to shareholders.Without these reductions,the Fund's returns would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND was named the Wells Fargo California Tax-Free Fund. Performance for Class A, Class B, and Class C shares of the Fund prior to November 8, 1999, reflects performance of the applicable share class of the Stagecoach California Tax-Free Bond Fund, its predecessor fund.Performance for Class A shares prior to December 15, 1997, reflects performance of Class A shares of the Overland Express California Tax-Free Bond Fund. Performance for the Class B shares prior to December 12, 1997, reflects performance of Class D shares of the Overland Fund. Performance for Class C shares of the Fund prior to December 12, 1997, reflects performance of the Class D shares of the Overland Fund.Performance for Class B and Class C shares prior to July 1, 1993, reflects performance of the Class A shares of the Overland Fund adjusted to reflect Class B and Class C sales charges and expenses, respectively.

PERFORMANCE HIGHLIGHTS              WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                          Including Sales Charge                  Excluding Sales Charge
                                                   -------------------------------------   ------------------------------------
                                                   6-Month*   1-Year    5-Year   10-Year   6-Month*   1-Year   5-Year   10-Year
-------------------------------------------------------------------------------------------------------------------------------
  California Tax-Free Fund - Class A                (0.85)     4.77      5.58     5.70       3.79      9.72     6.56     6.19
-------------------------------------------------------------------------------------------------------------------------------
  California Tax-Free Fund - Class B                (1.59)     3.90      5.43     5.38       3.41      8.90     5.75     5.38
-------------------------------------------------------------------------------------------------------------------------------
  California Tax-Free Fund - Class C                 2.32      7.89      5.74     5.38       3.32      8.89     5.74     5.38
-------------------------------------------------------------------------------------------------------------------------------
  California Tax-Free Fund - Administrator Class                                             4.00     10.07     6.80     6.32
-------------------------------------------------------------------------------------------------------------------------------
  Benchmark
-------------------------------------------------------------------------------------------------------------------------------
    Lehman Brothers Municipal Bond Index(2)                                                  2.89      8.24     6.88     6.38

    *RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
------------------------------------------------------------------------
  Average Credit Quality(4)                                          AA
------------------------------------------------------------------------
  Weighted Average Coupon                                          4.14%
------------------------------------------------------------------------
  Weighted Average Maturity                                 15.94 years
------------------------------------------------------------------------
  Estimated Average Duration                                 5.99 years
------------------------------------------------------------------------
  Portfolio Turnover                                                 30%
------------------------------------------------------------------------
  Net Asset Value (NAV)
  (Class A, B, C, Administrator)           $11.51, $11.74,$11.74, $11.54
------------------------------------------------------------------------
  30-Day SEC Yield(5) (Class A, B, C,
  Administrator)                              3.92%, 3.35%, 3.35%, 4.35%
------------------------------------------------------------------------
  Distribution Rate(6) (Class A, B, C,
  Administrator)                              4.06%, 3.40%, 3.40%, 4.49%
------------------------------------------------------------------------
  30-Day Taxable Equivalent Yield(7)
  (Class A, B, C, Administrator)              6.65%, 5.68%, 5.68%, 7.38%
------------------------------------------------------------------------
  Alternative Minimum Tax (AMT)(8)                                 8.20%

CREDIT QUALITY(3,4) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA                55%
AA                  6%
A                  12%
BBB                16%
SP1                 3%
Cash                1%
Unrated             7%

GROWTH OF $10,000 INVESTMENT(9) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                              CALIFORNIA
                     CALIFORNIA              TAX-FREE FUND -          LEHMAN BROTHERS
               TAX-FREE FUND - CLASS A     ADMINISTRATOR CLASS      MUNICIPAL BOND INDEX
 6/30/1995               9553                     10000                   10,000
 7/31/1995               9612                     10061                   10,095
 8/31/1995               9736                     10192                   10,223
 9/30/1995               9816                     10276                   10,288
10/31/1995               9995                     10462                   10,437
11/30/1995              10183                     10659                   10,610
12/31/1995              10300                     10782                   10,712
 1/31/1996              10353                     10838                   10,794
 2/29/1996              10261                     10741                   10,720
 3/31/1996              10103                     10575                   10,583
 4/30/1996              10059                     10529                   10,553
 5/31/1996              10067                     10538                   10,549
 6/30/1996              10184                     10661                   10,664
 7/31/1996              10296                     10778                   10,760
 8/31/1996              10304                     10786                   10,758
 9/30/1996              10462                     10951                   10,908
10/31/1996              10576                     11070                   11,032
11/30/1996              10780                     11284                   11,234
12/31/1996              10716                     11217                   11,186
 1/31/1997              10735                     11237                   11,208
 2/28/1997              10839                     11346                   11,311
 3/31/1997              10686                     11186                   11,160
 4/30/1997              10782                     11286                   11,254
 5/31/1997              10944                     11456                   11,424
 6/30/1997              11039                     11556                   11,546
 7/31/1997              11399                     11933                   11,866
 8/31/1997              11268                     11795                   11,755
 9/30/1997              11396                     11929                   11,894
10/31/1997              11466                     12002                   11,971
11/30/1997              11518                     12057                   12,041
12/31/1997              11677                     12223                   12,217
 1/31/1998              11828                     12382                   12,343
 2/28/1998              11828                     12373                   12,347
 3/31/1998              11821                     12377                   12,358
 4/30/1998              11772                     12326                   12,302
 5/31/1998              11966                     12518                   12,496
 6/30/1998              12010                     12565                   12,545
 7/31/1998              12028                     12596                   12,577
 8/31/1998              12230                     12807                   12,771
 9/30/1998              12424                     13010                   12,931
10/31/1998              12418                     13005                   12,931
11/30/1998              12462                     13051                   12,976
12/31/1998              12472                     13063                   13,009
 1/31/1999              12628                     13215                   13,164
 2/28/1999              12560                     13157                   13,106
 3/31/1999              12608                     13195                   13,124
 4/30/1999              12612                     13212                   13,157
 5/31/1999              12502                     13097                   13,081
 6/30/1999              12292                     12879                   12,892
 7/31/1999              12330                     12920                   12,939
 8/31/1999              12187                     12770                   12,835
 9/30/1999              12200                     12774                   12,840
10/31/1999              12024                     12591                   12,702
11/30/1999              12163                     12750                   12,836
12/31/1999              12017                     12599                   12,740
 1/31/2000              11953                     12535                   12,684
 2/29/2000              12163                     12744                   12,831
 3/31/2000              12469                     13079                   13,111
 4/30/2000              12358                     12952                   13,033
 5/31/2000              12306                     12911                   12,966
 6/30/2000              12673                     13286                   13,309
 7/31/2000              12880                     13504                   13,494
 8/31/2000              13158                     13809                   13,702
 9/30/2000              13079                     13717                   13,631
10/31/2000              13170                     13826                   13,779
11/30/2000              13283                     13947                   13,884
12/31/2000              13663                     14334                   14,227
 1/31/2001              13718                     14407                   14,368
 2/28/2001              13769                     14462                   14,414
 3/31/2001              13850                     14537                   14,543
 4/30/2001              13649                     14328                   14,386
 5/31/2001              13802                     14504                   14,542
 6/30/2001              13881                     14588                   14,639
 7/31/2001              14097                     14817                   14,856
 8/31/2001              14414                     15151                   15,101
 9/30/2001              14368                     15106                   15,050
10/31/2001              14512                     15259                   15,229
11/30/2001              14404                     15135                   15,101
12/31/2001              14236                     14974                   14,957
 1/31/2002              14422                     15172                   15,216
 2/28/2002              14564                     15323                   15,399
 3/31/2002              14250                     14996                   15,097
 4/30/2002              14475                     15234                   15,391
 5/31/2002              14585                     15339                   15,485
 6/30/2002              14668                     15441                   15,649
 7/31/2002              14819                     15603                   15,851
 8/31/2002              15024                     15820                   16,041
 9/30/2002              15385                     16202                   16,393
10/31/2002              15052                     15854                   16,121
11/30/2002              15033                     15823                   16,053
12/31/2002              15310                     16132                   16,392
 1/31/2003              15233                     16041                   16,351
 2/28/2003              15433                     16254                   16,580
 3/31/2003              15437                     16262                   16,590
 4/30/2003              15587                     16423                   16,699
 5/31/2003              15903                     16773                   17,090
 6/30/2003              15808                     16662                   17,016
 7/31/2003              15236                     16064                   16,421
 8/31/2003              15361                     16199                   16,544
 9/30/2003              15776                     16639                   17,030
10/31/2003              15712                     16575                   16,945
11/30/2003              15910                     16787                   17,121
12/31/2003              16004                     16890                   17,263
 1/31/2004              16063                     16956                   17,362
 2/29/2004              16360                     17271                   17,624
 3/31/2004              16277                     17188                   17,562
 4/30/2004              15837                     16728                   17,146
 5/31/2004              15798                     16690                   17,084
 6/30/2004              15872                     16772                   17,146
 7/31/2004              16107                     17023                   17,372
 8/31/2004              16443                     17381                   17,720
 9/30/2004              16561                     17509                   17,814
10/31/2004              16710                     17670                   17,967
11/30/2004              16564                     17520                   17,819
12/31/2004              16780                     17751                   18,037
 1/31/2005              16990                     17977                   18,205
 2/28/2005              16943                     17930                   18,144
 3/31/2005              16826                     17811                   18,030
 4/30/2005              17141                     18148                   18,315
 5/31/2005              17309                     18329                   18,445
 6/30/2005              17415                     18461                   18,559

MATURITY DISTRIBUTION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

0-1 Years        6%
2-5 Years        7%
6-10 Years      10%
11-20 Years     45%
21+ Years       32%

--------------------------------------------------------------------------------

Prior to April 11, 2005, the WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND - Administrator Class was named the Wells Fargo California Tax-Free Fund - Institutional Class. Performance for Institutional Class shares of the Fund prior to November 8, 1999, reflects performance of the Institutional Class shares of the Stagecoach California Tax-Free Bond Fund,its predecessor fund,and prior to December 15, 1997, reflects performance of the Class A shares of the Overland Express California Tax- Free Bond Fund, adjusted for Institutional Class expenses.

(2) Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.To be included in the index, bonds must have a minimum credit rating of Baa.They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million.The bonds must have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.You cannot invest directly in an index.

(3) Portfolio holdings and characteristics are subject to change.

(4) The average credit rating is compiled from ratings from Standard & Poor's and/or Moody's Investors Service. Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses, calculated on a 30-day month-end basis.

(6) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(7) A portion of the Fund's income may be subject to federal,state and/or local income taxes or the alternative minimum tax (AMT).The Fund's taxable equivalent yield is based on the combined federal and state income tax rate of 41.05%. Any capital gains distributions may be taxable.

(8) The value of the securities subject to the AMT is represented as a percentage of net assets.

(9) The chart compares the performance of the WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND Class A and Administrator Class shares for the most recent ten years with the Lehman Brothers Municipal Bond Index.The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS              PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE COLORADO TAX-FREE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE COLORADO TAX-FREE FUND (the Fund) seeks a high level of current income exempt from federal income tax and Colorado individual income tax consistent with the preservation of capital.

ADVISER                                SUB-ADVISER
   Wells Fargo Funds Management, LLC      Wells Capital Management Incorporated

FUND MANAGER                           INCEPTION DATE
   Arthur C. Evans                        06/01/1993

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 7.24%1 during the 12-month period ended June 30, 2005, excluding sales charges, underperforming its benchmark, the Lehman Brothers Municipal Bond Index2, which returned 8.24% for the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      We observed three investment themes in the municipal bond market during the reporting period: 1) intermediate- to long-term municipal yields rallied sharply; 2) the municipal yield curve flattened dramatically, eroding returns on 1- to 3-year assets and driving double-digit returns for the longest maturities; and 3) credit spreads narrowed substantially, leading to record performance for high-yield municipal bonds.

      The Fund's allocation to closed-end municipal funds, discount coupon securities, and lower credit tier investment-grade bonds benefited performance as these were the best performers during this period. Overall, however, the Fund's shorter duration profile versus the benchmark, and its underweighted position in the 25- to 30-year maturity range, led to lackluster returns for the period relative to the benchmark.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We shortened the portfolio's duration early during the summer of 2004 and maintained a defensive position for most of the period. During the first half of 2005, we actively restructured the Fund's yield curve exposure, repositioning over 12% of the Fund's assets from the 10-year maturity sector into 20- to 30-year bonds. Given the dramatic outperformance of lower- investment grade securities, and our view that current spread premiums offer potentially little incremental compensation for credit risk, we also selectively cut back our BBB-rated positions.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      While we believe that the short-end of the yield curve may continue to be impacted by increases in the federal funds rate, we also believe that intermediate- and longer-term interest rates may remain in a broad trading range until the impacts of higher oil prices and tighter monetary policy are seen in the broader measures of economic activity. We are, therefore, maintaining a neutral to slightly defensive duration stance relative to the benchmark, while trying to capture trading opportunities in what we believe may be a volatile environment for bonds.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, CHANGES IN INTEREST RATES, AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO MUNICIPAL SECURITIES RISK AND STATE OF COLORADO RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.
--------------------------------------------------------------------------------

      The views expressed are as of June 30, 2005, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security,market sector or the markets generally, or the WELLS FARGO ADVANTAGE COLORADO TAX-FREE FUND.

(1) The Adviser has committed through October 31, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund.Actual reductions of operating expenses can increase total return to shareholders.Without these reductions,the Fund's returns would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE COLORADO TAX-FREE FUND was named the Wells Fargo Colorado Tax-Free Fund. Performance for Class A and Class B shares of the Fund prior to November 8, 1999, reflects performance of the applicable share class of the Norwest Advantage Colorado Tax-Free Fund, its predecessor fund. Performance for Class B shares prior to August 2, 1993, reflects performance of the Class A shares adjusted for Class B sales charges and expenses.

      Prior to April 11, 2005, the Wells Fargo Advantage Colorado Tax-Free Fund
- Administrator Class was named the Wells Fargo Colorado Tax-Free Fund - Institutional Class. Performance for Administrator Class shares of the Fund prior to November 8, 1999, reflects performance of the Institutional Class shares of the Norwest Advantage Colorado Tax-Free Fund, its predecessor fund.

PERFORMANCE HIGHLIGHTS              WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN1 (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                      Including Sales Charge                Excluding Sales Charge
                                               ------------------------------------   ------------------------------------
                                               6-Month*   1-Year   5-Year   10-Year   6-Month*   1-Year   5-Year   10-Year
--------------------------------------------------------------------------------------------------------------------------
  Colorado Tax-Free Fund - Class A              (2.14)     2.41     6.09      5.79      2.47      7.24     7.08      6.28
--------------------------------------------------------------------------------------------------------------------------
  Colorado Tax-Free Fund - Class B              (2.91)     1.43     5.93      5.48      2.09      6.43     6.25      5.48
--------------------------------------------------------------------------------------------------------------------------
  Colorado Tax-Free Fund - Administrator Class                                          2.59      7.50     7.20      6.35
--------------------------------------------------------------------------------------------------------------------------
  Benchmark
--------------------------------------------------------------------------------------------------------------------------
  Lehman Brothers Municipal Bond Index(2)                                               2.89      8.24     6.88      6.38
--------------------------------------------------------------------------------------------------------------------------

  *RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
---------------------------------------------------------------------------
  Average Credit Quality(4)                                             AA+
---------------------------------------------------------------------------
  Weighted Average Coupon                                             5.52%
---------------------------------------------------------------------------
  Weighted Average Maturity                                     12.55 years
---------------------------------------------------------------------------
  Estimated Average Duration                                     4.95 years
---------------------------------------------------------------------------
  Portfolio Turnover                                                    33%
---------------------------------------------------------------------------
  Net Asset Value (NAV)
  (Class A, B, Administrator)                     $ 10.94, $ 10.95, $ 10.94
---------------------------------------------------------------------------
  30-Day SEC Yield(5) (Class A, B, Administrator)       3.92%, 3.36%, 4.36%
---------------------------------------------------------------------------
  Distribution Rate(6) (Class A, B, Administrator)      3.96%, 3.39%, 4.39%
---------------------------------------------------------------------------
  30-Day Taxable Equivalent Yield(7)
  (Class A, B, Administrator)                           6.32%, 5.42%, 7.03%
---------------------------------------------------------------------------
  Alternative Minimum Tax (AMT)(8)                                   10.29%

CREDIT QUALITY(3, 4) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA       49%
AA        18%
A         11%
BBB       11%
BB         1%
B          1%
SP1        2%
Cash       1%
Unrated    6%

GROWTH OF $10,000 INVESTMENT(9) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

             COLORADO TAX-FREE       COLORADO TAX-FREE     LEHMAN BROTHERS YEAR
               FUND - CLASS A      - ADMINISTRATOR CLASS   MUNICIPAL BOND INDEX
 6/30/1995           9,550                 10,000                 10,000
 7/31/1995           9,658                 10,113                 10,095
 8/31/1995           9,798                 10,260                 10,223
 9/30/1995           9,852                 10,317                 10,288
10/31/1995           9,993                 10,464                 10,437
11/30/1995          10,166                 10,655                 10,610
12/31/1995          10,293                 10,778                 10,712
 1/31/1996          10,367                 10,856                 10,794
 2/29/1996          10,289                 10,784                 10,720
 3/31/1996          10,163                 10,652                 10,583
 4/30/1996          10,107                 10,594                 10,553
 5/31/1996          10,139                 10,616                 10,549
 6/30/1996          10,264                 10,748                 10,664
 7/31/1996          10,385                 10,874                 10,760
 8/31/1996          10,366                 10,854                 10,758
 9/30/1996          10,535                 11,031                 10,908
10/31/1996          10,657                 11,159                 11,032
11/30/1996          10,800                 11,308                 11,234
12/31/1996          10,795                 11,304                 11,186
 1/31/1997          10,855                 11,367                 11,208
 2/28/1997          10,930                 11,445                 11,311
 3/31/1997          10,783                 11,291                 11,160
 4/30/1997          10,884                 11,396                 11,254
 5/31/1997          11,051                 11,571                 11,424
 6/30/1997          11,162                 11,688                 11,546
 7/31/1997          11,526                 12,069                 11,866
 8/31/1997          11,346                 11,881                 11,755
 9/30/1997          11,503                 12,056                 11,894
10/31/1997          11,618                 12,166                 11,971
11/30/1997          11,689                 12,251                 12,041
12/31/1997          11,906                 12,467                 12,217
 1/31/1998          12,013                 12,590                 12,343
 2/28/1998          12,013                 12,579                 12,347
 3/31/1998          12,018                 12,584                 12,358
 4/30/1998          11,909                 12,482                 12,302
 5/31/1998          12,151                 12,724                 12,496
 6/30/1998          12,200                 12,775                 12,545
 7/31/1998          12,216                 12,792                 12,577
 8/31/1998          12,426                 13,012                 12,771
 9/30/1998          12,612                 13,207                 12,931
10/31/1998          12,510                 13,100                 12,931
11/30/1998          12,604                 13,198                 12,976
12/31/1998          12,637                 13,233                 13,009
 1/31/1999          12,770                 13,371                 13,164
 2/28/1999          12,662                 13,258                 13,106
 3/31/1999          12,654                 13,250                 13,124
 4/30/1999          12,692                 13,302                 13,157
 5/31/1999          12,612                 13,206                 13,081
 6/30/1999          12,363                 12,946                 12,892
 7/31/1999          12,380                 12,963                 12,939
 8/31/1999          12,229                 12,805                 12,835
 9/30/1999          12,137                 12,709                 12,840
10/31/1999          11,973                 12,537                 12,702
11/30/1999          12,100                 12,670                 12,836
12/31/1999          11,944                 12,520                 12,740
 1/31/2000          11,816                 12,373                 12,684
 2/29/2000          12,043                 12,611                 12,831
 3/31/2000          12,337                 12,931                 13,111
 4/30/2000          12,255                 12,833                 13,033
 5/31/2000          12,124                 12,696                 12,966
 6/30/2000          12,471                 13,072                 13,309
 7/31/2000          12,681                 13,292                 13,494
 8/31/2000          12,930                 13,540                 13,702
 9/30/2000          12,833                 13,452                 13,631
10/31/2000          12,995                 13,607                 13,779
11/30/2000          13,106                 13,723                 13,884
12/31/2000          13,585                 14,225                 14,227
 1/31/2001          13,677                 14,335                 14,368
 2/28/2001          13,762                 14,411                 14,414
 3/31/2001          13,878                 14,532                 14,543
 4/30/2001          13,631                 14,274                 14,386
 5/31/2001          13,770                 14,433                 14,542
 6/30/2001          13,910                 14,579                 14,639
 7/31/2001          14,184                 14,852                 14,856
 8/31/2001          14,485                 15,168                 15,101
 9/30/2001          14,407                 15,101                 15,050
10/31/2001          14,576                 15,263                 15,229
11/30/2001          14,444                 15,125                 15,101
12/31/2001          14,316                 14,991                 14,957
 1/31/2002          14,517                 15,201                 15,216
 2/28/2002          14,698                 15,391                 15,399
 3/31/2002          14,414                 15,108                 15,097
 4/30/2002          14,669                 15,375                 15,391
 5/31/2002          14,758                 15,468                 15,485
 6/30/2002          14,930                 15,648                 15,649
 7/31/2002          15,247                 15,980                 15,851
 8/31/2002          15,451                 16,179                 16,041
 9/30/2002          15,825                 16,571                 16,393
10/31/2002          15,504                 16,235                 16,121
11/30/2002          15,434                 16,164                 16,053
12/31/2002          15,782                 16,533                 16,392
 1/31/2003          15,700                 16,450                 16,351
 2/28/2003          15,913                 16,677                 16,580
 3/31/2003          15,901                 16,667                 16,590
 4/30/2003          16,016                 16,791                 16,699
 5/31/2003          16,351                 17,146                 17,090
 6/30/2003          16,217                 17,010                 17,016
 7/31/2003          15,702                 16,473                 16,421
 8/31/2003          15,866                 16,648                 16,544
 9/30/2003          16,267                 17,072                 17,030
10/31/2003          16,194                 16,999                 16,945
11/30/2003          16,372                 17,190                 17,121
12/31/2003          16,507                 17,335                 17,263
 1/31/2004          16,551                 17,385                 17,362
 2/29/2004          16,803                 17,653                 17,624
 3/31/2004          16,680                 17,528                 17,562
 4/30/2004          16,281                 17,127                 17,146
 5/31/2004          16,263                 17,097                 17,084
 6/30/2004          16,369                 17,211                 17,146
 7/31/2004          16,599                 17,457                 17,372
 8/31/2004          16,906                 17,784                 17,720
 9/30/2004          16,981                 17,866                 17,814
10/31/2004          17,087                 17,982                 17,967
11/30/2004          16,927                 17,817                 17,819
12/31/2004          17,130                 18,034                 18,037
 1/31/2005          17,254                 18,168                 18,205
 2/28/2005          17,183                 18,097                 18,144
 3/31/2005          17,070                 17,982                 18,030
 4/30/2005          17,320                 17,982                 18,315
 5/31/2005          17,445                 18,385                 18,445
 6/30/2005          17,553                 18,502                 18,559

MATURITY DISTRIBUTION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

0-1 Years   =  8%
2-5 Years   =  9%
6-10 Years  = 14%
11-20 Years = 57%
21+ Years   = 12%

--------------------------------------------------------------------------------

(2) Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.To be included in the index, bonds must have a minimum credit rating of Baa.They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million.The bonds must have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.You cannot invest directly in an index.

(3) Portfolio holdings and characteristics are subject to change.

(4) The average credit rating is compiled from ratings from Standard & Poor's and/or Moody's Investors Service. Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses, calculated on a 30-day month-end basis.

(6) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(7) A portion of the Fund's income may be subject to federal,state and/or local income taxes or the alternative minimum tax (AMT).The Fund's taxable equivalent yield is based on the combined federal and state income tax rate of 38.01%. Any capital gains distributions may be taxable.

(8) The value of the securities subject to the AMT is represented as a percentage of net assets.

(9) The chart compares the performance of the WELLS FARGO ADVANTAGE COLORADO TAX-FREE FUND Class A and Administrator Class shares for the most recent 10 years with the Lehman Brothers Municipal Bond Index.The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS              PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND (the Fund) seeks a high level of current income exempt from federal income tax and Minnesota individual income tax, without assuming undue risk.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
   Stephen Galiani                         01/12/1988
   Adrian Van Poppel

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 7.06%1 for the 12-month period ended June 30, 2005, excluding sales charges, underperforming its benchmark, the Lehman Brothers Municipal Bond Index(2), which returned 8.24% for the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. CLASS Z AND ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The U.S. Treasury and municipal bond yield curves flattened during the period, with bonds of maturities less than 5 years being the worst performers as rates increased in this range during the period. Rates declined for bonds maturing beyond 5 years, thus, the Fund's positions with the longest durations and longest maturities contributed the highest total returns. Another contributor to performance during the period were lower-rated, higher yielding bonds that the portfolio held.

      The Fund's shorter duration and smaller weighting in longer maturity bonds relative to its benchmark were the primary reasons for its underperformance. The Minnesota market, as a whole, underperformed the broader market when looking at the Minnesota component of the Lehman Brothers Municipal Bond Index, the Fund's benchmark. Minnesota municipal bonds generally trade at lower yields and higher prices in comparison to general market municipal bonds. As cheaper general market bonds appreciated on a relative basis, Minnesota bonds had less opportunity to generate incremental performance.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      During the reporting period, we extended the Fund's duration to more closely track that of its benchmark, and we attempted to increase the Fund's exposure to the longer end of the yield curve to benefit from the flattening that occurred. Although we had some opportunities to accomplish this, the lack of supply of Minnesota bonds with maturities beyond 22 years made it difficult to execute this strategy aggressively.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that the short-end of the maturity spectrum may continue to be impacted by increases to the federal funds rate, and longer-term interest rates may potentially remain in a broad trading range until the impacts of higher oil prices and tighter monetary policy are seen in the broader measures of economic activity. We are, therefore, maintaining a neutral to slightly defensive duration stance relative to the benchmark, while trying to capture trading opportunities in what we believe may be a potentially volatile environment for bonds going forward.

BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, CHANGES IN INTEREST RATES, AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO HIGH-YIELD RISK, MUNICIPAL SECURITIES RISK, AND STATE OF MINNESOTA RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

The views expressed are as of June 30, 2005, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security,market sector or the markets generally, or the WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND.

(1) The Adviser has committed through April 30,2007,to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund.Actual reductions of operating expenses can increase total return to shareholders.Without these reductions,the Fund's returns would have been lower.

Prior to April 11, 2005, the WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND was named the Wells Fargo Minnesota Tax-Free Fund. Performance for Class C shares of the Fund prior to April 11, 2005, reflects the performance of the Class A shares of the Fund,and prior to November 8, 1999, reflects the performance of the applicable share class of the Norwest Advantage Minnesota Tax-Free Fund, its predecessor fund.

Prior to April 11, 2005, the WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND was named the Wells Fargo Minnesota Tax-Free Fund. Performance for Class Z shares of the Fund prior to April 11, 2005,reflects the performance of the Class A shares of the Fund,and prior to November 8,1999,reflects the performance of the applicable share class of the Norwest Advantage Minnesota Tax-Free Fund, its predecessor fund.

Prior to April 11, 2005,the WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND - Administrator Class was named the Wells Fargo Minnesota Tax-Free Fund - Institutional Class. Performance for Institutional Class shares of the Fund prior to November 8, 1999, reflects the performance of the Institutional Class shares of the Norwest Advantage Minnesota Tax-Free Fund, its predecessor fund.

(2) Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.To be included in the index, bonds must have a minimum credit rating of Baa.They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million.The bonds must have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.You cannot invest directly in an index.

(3) Portfolio holdings and characteristics are subject to change.

PERFORMANCE HIGHLIGHTS              WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN1 (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                         Including Sales Charge                 Excluding Sales Charge
                                                   ------------------------------------   ------------------------------------
                                                   6-Month*   1-Year   5-Year   10-Year   6-Month*   1-Year   5-Year   10-Year
------------------------------------------------------------------------------------------------------------------------------
  Minnesota Tax-Free Fund - Class A                 (2.24)     2.25     5.58     5.25       2.37      7.06     6.56     5.74
------------------------------------------------------------------------------------------------------------------------------
  Minnesota Tax-Free Fund - Class B                 (3.01)     1.27     5.45     4.95       1.99      6.27     5.77     4.95
------------------------------------------------------------------------------------------------------------------------------
  Minnesota Tax-Free Fund - Class C                  0.97      5.25     5.76     4.95       1.97      6.25     5.76     4.95
------------------------------------------------------------------------------------------------------------------------------
  Minnesota Tax-Free Fund - Class Z                                                         2.36      7.06     6.56     5.74
------------------------------------------------------------------------------------------------------------------------------
  Minnesota Tax-Free Fund - Administrator Class                                             2.40      7.23     6.68     5.80
------------------------------------------------------------------------------------------------------------------------------
  Benchmark
------------------------------------------------------------------------------------------------------------------------------
    Lehman Brothers Municipal Bond Index(2)                                                 2.89      8.24     6.88     6.38
------------------------------------------------------------------------------------------------------------------------------

*RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS3 (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------
    Average Credit Quality(4)                                                 AA
--------------------------------------------------------------------------------
    Weighted Average Coupon                                                5.10%
--------------------------------------------------------------------------------
    Weighted Average Maturity                                        12.69 years
--------------------------------------------------------------------------------
    Estimated Average Duration                                        4.91 years
--------------------------------------------------------------------------------
    Portfolio Turnover                                                       18%
--------------------------------------------------------------------------------
    Net Asset Value (NAV)
--------------------------------------------------------------------------------
    (Class A, B, C, Z, Administrator)   $11.15, $11.15, $11.15,   $11.15, $11.14
--------------------------------------------------------------------------------
    30-Day SEC Yield(5)
--------------------------------------------------------------------------------
    (Class A, B, C, Z, Administrator)          3.54%, 2.96%, 2.95%, 3.78%, 3.96%
--------------------------------------------------------------------------------
    Distribution Rate(6)
--------------------------------------------------------------------------------
    (Class A, B, C ,Z, Administrator)          3.81%, 3.25%, 3.26%, 4.06%, 4.25%
--------------------------------------------------------------------------------
    30-Day Taxable Equivalent Yield(7)
    (Class A, B, C, Z, Administrator)          5.91%, 4.94%, 4.93%, 6.31%, 6.61%
--------------------------------------------------------------------------------
    Alternative Minimum Tax (AMT)(8)                                       0.65%

CREDIT QUALITY(3),(4) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA                        43%
AA                         26%
A                          11%
BBB                        11%
SP1                         1%
Unrated                     8%

GROWTH OF $10,0000 INVESTMENT(9) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------
[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

             WF MINNESOTA TAX-FREE FUND   WF MINNESOTA TAX-FREE -   LEHMAN BROTHERS  MUNICIPAL
                     - CLASS A                 ADMIN CLASS                 BOND INDEX
 6/30/1995               9550                     10,000                    $10,000
 7/31/1995               9602                     10,055                     10,095
 8/31/1995               9713                     10,171                     10,223
 9/30/1995               9769                     10,229                     10,288
10/31/1995               9934                     10,403                     10,437
11/30/1995              10120                     10,597                     10,610
12/31/1995              10240                     10,723                     10,712
 1/31/1996              10301                     10,787                     10,794
 2/29/1996              10209                     10,700                     10,720
 3/31/1996              10060                     10,534                     10,583
 4/30/1996              10026                     10,498                     10,553
 5/31/1996              10024                     10,496                     10,549
 6/30/1996              10152                     10,630                     10,664
 7/31/1996              10235                     10,717                     10,760
 8/31/1996              10205                     10,685                     10,758
 9/30/1996              10373                     10,861                     10,908
10/31/1996              10487                     10,981                     11,032
11/30/1996              10672                     11,175                     11,234
12/31/1996              10628                     11,128                     11,186
 1/31/1997              10625                     11,126                     11,208
 2/28/1997              10708                     11,212                     11,311
 3/31/1997              10560                     11,057                     11,160
 4/30/1997              10676                     11,178                     11,254
 5/31/1997              10824                     11,334                     11,424
 6/30/1997              10930                     11,445                     11,546
 7/31/1997              11264                     11,794                     11,866
 8/31/1997              11114                     11,648                     11,755
 9/30/1997              11262                     11,793                     11,894
10/31/1997              11351                     11,886                     11,971
11/30/1997              11417                     11,955                     12,041
12/31/1997              11601                     12,148                     12,217
 1/31/1998              11722                     12,275                     12,343
 2/28/1998              11723                     12,275                     12,347
 3/31/1998              11727                     12,280                     12,358
 4/30/1998              11645                     12,194                     12,302
 5/31/1998              11875                     12,435                     12,496
 6/30/1998              11922                     12,483                     12,545
 7/31/1998              11937                     12,500                     12,577
 8/31/1998              12147                     12,731                     12,771
 9/30/1998              12324                     12,905                     12,931
10/31/1998              12241                     12,818                     12,931
11/30/1998              12298                     12,877                     12,976
12/31/1998              12323                     12,904                     13,009
 1/31/1999              12437                     13,024                     13,164
 2/28/1999              12381                     12,964                     13,106
 3/31/1999              12385                     12,969                     13,124
 4/30/1999              12420                     13,006                     13,157
 5/31/1999              12345                     12,927                     13,081
 6/30/1999              12145                     12,717                     12,892
 7/31/1999              12138                     12,710                     12,939
 8/31/1999              11939                     12,501                     12,835
 9/30/1999              11829                     12,386                     12,840
10/31/1999              11617                     12,164                     12,702
11/30/1999              11725                     12,277                     12,836
12/31/1999              11592                     12,138                     12,740
 1/31/2000              11493                     12,035                     12,684
 2/29/2000              11730                     12,283                     12,831
 3/31/2000              12041                     12,609                     13,111
 4/30/2000              11940                     12,502                     13,033
 5/31/2000              11841                     12,399                     12,966
 6/30/2000              12143                     12,715                     13,309
 7/31/2000              12328                     12,909                     13,494
 8/31/2000              12515                     13,105                     13,702
 9/30/2000              12448                     13,035                     13,631
10/31/2000              12588                     13,181                     13,779
11/30/2000              12678                     13,275                     13,884
12/31/2000              13038                     13,666                     14,227
 1/31/2001              13096                     13,713                     14,368
 2/28/2001              13184                     13,805                     14,414
 3/31/2001              13290                     13,916                     14,543
 4/30/2001              13134                     13,753                     14,386
 5/31/2001              13290                     13,917                     14,542
 6/30/2001              13396                     14,027                     14,639
 7/31/2001              13616                     14,257                     14,856
 8/31/2001              13837                     14,489                     15,101
 9/30/2001              13765                     14,414                     15,050
10/31/2001              13923                     14,579                     15,229
11/30/2001              13799                     14,449                     15,101
12/31/2001              13727                     14,374                     14,957
 1/31/2002              13884                     14,539                     15,216
 2/28/2002              14064                     14,726                     15,399
 3/31/2002              13822                     14,474                     15,097
 4/30/2002              14060                     14,723                     15,391
 5/31/2002              14143                     14,810                     15,485
 6/30/2002              14278                     14,950                     15,649
 7/31/2002              14466                     15,148                     15,851
 8/31/2002              14628                     15,318                     16,041
 9/30/2002              14922                     15,639                     16,393
10/31/2002              14685                     15,377                     16,121
11/30/2002              14603                     15,294                     16,053
12/31/2002              14951                     15,648                     16,392
 1/31/2003              14897                     15,609                     16,351
 2/28/2003              15134                     15,860                     16,580
 3/31/2003              15145                     15,876                     16,590
 4/30/2003              15291                     16,017                     16,699
 5/31/2003              15630                     16,376                     17,090
 6/30/2003              15489                     16,246                     17,016
 7/31/2003              14924                     15,657                     16,421
 8/31/2003              15088                     15,831                     16,544
 9/30/2003              15513                     16,281                     17,030
10/31/2003              15413                     16,180                     16,945
11/30/2003              15577                     16,355                     17,121
12/31/2003              15700                     16,488                     17,263
 1/31/2004              15753                     16,547                     17,362
 2/29/2004              16014                     16,824                     17,624
 3/31/2004              15926                     16,720                     17,562
 4/30/2004              15552                     16,346                     17,146
 5/31/2004              15519                     16,314                     17,084
 6/30/2004              15584                     16,386                     17,146
 7/31/2004              15767                     16,582                     17,372
 8/31/2004              16064                     16,898                     17,720
 9/30/2004              16131                     16,972                     17,814
10/31/2004              16243                     17,079                     17,967
11/30/2004              16093                     16,939                     17,819
12/31/2004              16299                     17,159                     18,037
 1/31/2005              16427                     17,298                     18,205
 2/28/2005              16344                     17,214                     18,144
 3/31/2005              16207                     17,074                     18,030
 4/30/2005              16440                     17,322                     18,315
 5/31/2005              16571                     17,463                     18,445
 6/30/2005              16685                     17,572                     18,559

MATURITY DISTRIBUTION3 (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

0-1   Years                 3%
2-5   Years                14%
6-10  Years                13%
11-20 Years                54%
21+   Years                16%

--------------------------------------------------------------------------------

(4) The average credit rating is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses, calculated on a 30-day month-end basis.

(6) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(7) A portion of the Fund's income may be subject to federal,state and/or local income taxes or the alternative minimum tax (AMT).The Fund's taxable equivalent yield is based on the combined federal and state income tax rate of 40.10%. Any capital gains distributions may be taxable.

(8) The value of the securities subject to the AMT is represented as a percentage of net assets.

(9) The chart compares the performance of the WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND Class A and Administrator Class shares for the most recent ten years with the Lehman Brothers Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS              PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE NATIONAL LIMITED-TERM TAX-FREE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE NATIONAL LIMITED-TERM TAX-FREE FUND (the Fund) seeks current income exempt from federal income taxes.

ADVISER                                SUB-ADVISER
   Wells Fargo Funds Management, LLC      Wells Capital Management Incorporated

FUND MANAGERS                          INCEPTION DATE
   Arthur C. Evans                        10/01/1996
   Stephen Galiani

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 2.61%(1), excluding sales charges, for the 12-month period ended June 30, 2005, outperforming its benchmark, the Lehman Brothers 3-Year Municipal Bond Index(2), which returned 2.56% for the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 3.00%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 3.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      We observed three investment themes in the municipal bond market during the reporting period: 1) intermediate- to long-term municipal yields rallied sharply; 2) the municipal yield curve flattened dramatically, eroding returns on 1- to 3-year assets and driving double-digit returns for the longest maturities; and 3) credit spreads narrowed substantially, leading to record performance for high-yield municipal bonds.

      The Fund's best performers were generally bonds in the 7- to 10-year maturity range, particularly lower investment-grade holdings. Health care was the best performing sector during the period, and two positions in the portfolio managed to deliver double-digit returns. Short pre-refunded bonds, bonds with 1- to 2-year effective maturities, and bonds priced to shorter call dates were the worst performers during the period.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The Fund repositioned over 10% of its assets during the period, moving to a more pronounced barbell structure (investing in the short-term and long-term ends of the maturity spectrum) versus the benchmark. The Fund also shortened its overall duration profile, from 3.02 years in June 2004 to 2.64 years at the end of June 2005, in anticipation of higher interest rates and a potential flattening of the yield curve. While the shorter duration diminished performance somewhat, we believe it is appropriate going forward, as rates remain volatile and we believe risks appear skewed toward short- to intermediate-term maturities in the near future.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that the short-end of the yield curve may continue to be impacted by increases in the federal funds rate. We also believe that intermediate- and longer-term interest rates could likely remain in a broad trading range until the impacts of higher oil prices and tighter monetary policy are seen in the broader measures of economic activity. We are, therefore, maintaining a neutral to slightly defensive duration stance relative to the benchmark, while trying to capture trading opportunities in what we believe may be a potentially volatile environment for bonds.

BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, CHANGES IN INTEREST RATES, AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO MUNICIPAL SECURITIES RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of June 30, 2005, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security,market sector or the markets generally, or the WELLS FARGO ADVANTAGE NATIONAL LIMITED-TERM TAX-FREE FUND.

(1) The Adviser has committed through October 31, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders.Without these reductions, the Fund's returns would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE NATIONAL LIMITED-TERM TAX-FREE FUND was named the Wells Fargo National Limited-Term Tax- Free Fund.Performance for Class A, Class B and Class C shares of the Fund prior to January 30, 2004 reflects the performance of the Institutional Class shares of the Fund adjusted to reflect applicable sales charges and expenses,and prior to November 8, 1999, reflects performance of the Institutional Class shares of the Norwest Advantage Limited Term Tax-Free Fund, its predecessor fund, adjusted to reflect applicable sales charges and expenses.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE NATIONAL LIMITED-TERM TAX-FREE FUND - Administrator Class was named the Wells Fargo National Limited-Term Tax-Free Fund - Institutional Class.Performance for the Administrator Class shares prior to November 8, 1999, reflects performance of the Institutional Class shares of the Norwest Advantage Limited Term Tax-Free Fund, its predecessor fund.

PERFORMANCE HIGHLIGHTS              WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                              Including Sales Charge                 Excluding Sales Charge
                                                      ------------------------------------   ------------------------------------
                                                                                   Life of                                Life of
                                                      6-Month*   1-Year   5-Year    Fund     6-Month*   1-Year   5-Year    Fund
---------------------------------------------------------------------------------------------------------------------------------
National Limited-Term Tax-Free Fund - Class A
  (Incept. Date 01/30/2004)                             (2.70)    (0.47)   3.85      4.27      0.31      2.61     4.48     4.63
---------------------------------------------------------------------------------------------------------------------------------
National Limited-Term Tax-Free Fund - Class B
  (Incept. Date 01/30/2004)                             (3.06)    (1.15)   3.69      3.85     (0.06)     1.85     3.69     3.85
---------------------------------------------------------------------------------------------------------------------------------
National Limited-Term Tax-Free Fund - Class C
  (Incept. Date 01/30/2004)                             (0.97)     0.95    3.68      3.85      0.03      1.95     3.68     3.85
---------------------------------------------------------------------------------------------------------------------------------
National Limited-Term Tax-Free Fund - Administrator
  Class (Incept. Date 10/01/1996)                                                              0.43      2.87     4.73     4.89
---------------------------------------------------------------------------------------------------------------------------------
Benchmark
---------------------------------------------------------------------------------------------------------------------------------
  Lehman Brothers 3-Year Municipal Bond Index(2)                                               0.45      2.56     4.38     4.42

*RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------
Average Credit Quality(4)                                                    AA+
--------------------------------------------------------------------------------
Weighted Average Coupon                                                    5.27%
--------------------------------------------------------------------------------
Weighted Average Maturity                                            3.65 years
--------------------------------------------------------------------------------
Estimated Average Duration                                           2.64 years
--------------------------------------------------------------------------------
Portfolio Turnover                                                           26%
--------------------------------------------------------------------------------
Net Asset Value (NAV)
  (Class A, B, C, Administrator)                 $10.81, $10.80, $10.80, $10.81
--------------------------------------------------------------------------------
30-Day SEC Yield(5)
  (Class A, B, C, Administrator)                      2.66%, 2.00%, 1.99%, 2.99%
--------------------------------------------------------------------------------
Distribution Rate(6)
  (Class A, B, C, Administrator)                      2.66%, 2.00%, 2.00%, 2.99%
--------------------------------------------------------------------------------
30-Day Taxable Equivalent Yield(7)
  (Class A, B, C, Administrator)                      4.09%, 3.08%, 3.06%, 4.60%
--------------------------------------------------------------------------------
Alternative Minimum Tax (AMT)(8)                                          10.51%
--------------------------------------------------------------------------------
CREDIT QUALITY(3,4) (AS ON JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA             60%
AA              14%
A               10%
BBB              8%
SP1              4%
Unrated          4%

--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTMENT(9) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

              NATIONAL LIMITED TERM             NATIONAL LIMITED TERM           LEHMAN BROTHERS 3-YEAR
             TAX-FREE FUND - CLASS A    TAX-FREE FUND - ADMINISTRATOR CLASS      MUNICIPAL BOND INDEX
 9/30/1996            9,700                            10,000                            $10,000
10/31/1996           10,073                            10,387                            $10,070
11/30/1996           10,216                            10,537                            $10,164
12/31/1996           10,193                            10,515                            $10,169
 1/31/1997           10,230                            10,555                            $10,213
 2/28/1997           10,292                            10,621                            $10,263
 3/31/1997           10,237                            10,566                            $10,210
 4/30/1997           10,283                            10,616                            $10,253
 5/31/1997           10,361                            10,699                            $10,337
 6/30/1997           10,437                            10,780                            $10,398
 7/31/1997           10,626                            10,977                            $10,521
 8/31/1997           10,554                            10,905                            $10,501
 9/30/1997           10,641                            10,998                            $10,576
10/31/1997           10,710                            11,071                            $10,623
11/30/1997           10,737                            11,101                            $10,653
12/31/1997           10,837                            11,207                            $10,726
 1/31/1998           10,906                            11,281                            $10,797
 2/28/1998           10,910                            11,287                            $10,819
 3/31/1998           10,949                            11,330                            $10,837
 4/30/1998           10,904                            11,285                            $10,822
 5/31/1998           11,026                            11,414                            $10,922
 6/30/1998           11,064                            11,455                            $10,959
 7/31/1998           11,093                            11,488                            $10,998
 8/31/1998           11,216                            11,619                            $11,105
 9/30/1998           11,307                            11,715                            $11,176
10/31/1998           11,325                            11,736                            $11,230
11/30/1998           11,342                            11,756                            $11,257
12/31/1998           11,381                            11,799                            $11,284
 1/31/1999           11,473                            11,896                            $11,386
 2/28/1999           11,453                            11,879                            $11,399
 3/31/1999           11,448                            11,875                            $11,409
 4/30/1999           11,473                            11,904                            $11,444
 5/31/1999           11,435                            11,867                            $11,428
 6/30/1999           11,309                            11,739                            $11,359
 7/31/1999           11,370                            11,805                            $11,416
 8/31/1999           11,344                            11,780                            $11,430
 9/30/1999           11,350                            11,789                            $11,473
10/31/1999           11,325                            11,765                            $11,474
11/30/1999           11,387                            11,832                            $11,524
12/31/1999           11,362                            11,808                            $11,506
 1/31/2000           11,337                            11,785                            $11,526
 2/29/2000           11,388                            11,841                            $11,563
 3/31/2000           11,464                            11,922                            $11,623
 4/30/2000           11,450                            11,909                            $11,624
 5/31/2000           11,436                            11,898                            $11,636
 6/30/2000           11,579                            12,049                            $11,783
 7/31/2000           11,701                            12,179                            $11,878
 8/31/2000           11,801                            12,285                            $11,969
 9/30/2000           11,796                            12,283                            $11,972
10/31/2000           11,862                            12,354                            $12,039
11/30/2000           11,903                            12,399                            $12,088
12/31/2000           12,073                            12,579                            $12,223
 1/31/2001           12,209                            12,723                            $12,409
 2/28/2001           12,248                            12,767                            $12,457
 3/31/2001           12,338                            12,863                            $12,544
 4/30/2001           12,285                            12,810                            $12,526
 5/31/2001           12,397                            12,930                            $12,640
 6/30/2001           12,461                            12,999                            $12,697
 7/31/2001           12,586                            13,132                            $12,800
 8/31/2001           12,723                            13,278                            $12,933
 9/30/2001           12,775                            13,335                            $12,998
10/31/2001           12,852                            13,419                            $13,081
11/30/2001           12,759                            13,324                            $13,041
12/31/2001           12,703                            13,269                            $13,028
 1/31/2002           12,853                            13,427                            $13,194
 2/28/2002           12,986                            13,570                            $13,293
 3/31/2002           12,735                            13,310                            $13,095
 4/30/2002           12,994                            13,583                            $13,287
 5/31/2002           13,058                            13,654                            $13,364
 6/30/2002           13,196                            13,800                            $13,479
 7/31/2002           13,333                            13,947                            $13,584
 8/31/2002           13,446                            14,068                            $13,671
 9/30/2002           13,632                            14,265                            $13,779
10/31/2002           13,472                            14,100                            $13,704
11/30/2002           13,446                            14,077                            $13,707
12/31/2002           13,708                            14,354                            $13,904
 1/31/2003           13,693                            14,342                            $13,948
 2/28/2003           13,850                            14,508                            $14,038
 3/31/2003           13,821                            14,481                            $14,021
 4/30/2003           13,891                            14,557                            $14,060
 5/31/2003           14,100                            14,779                            $14,168
 6/30/2003           14,066                            14,747                            $14,146
 7/31/2003           13,768                            14,437                            $14,018
 8/31/2003           13,862                            14,540                            $14,089
 9/30/2003           14,135                            14,828                            $14,301
10/31/2003           14,088                            14,783                            $14,233
11/30/2003           14,142                            14,842                            $14,246
12/31/2003           14,156                            14,860                            $14,277
 1/31/2004           14,222                            14,933                            $14,326
 2/29/2004           14,374                            15,085                            $14,448
 3/31/2004           14,298                            15,021                            $14,409
 4/30/2004           14,102                            14,806                            $14,264
 5/31/2004           14,037                            14,740                            $14,207
 6/30/2004           14,049                            14,756                            $14,232
 7/31/2004           14,142                            14,857                            $14,338
 8/31/2004           14,313                            15,026                            $14,490
 9/30/2004           14,330                            15,061                            $14,506
10/31/2004           14,374                            15,110                            $14,546
11/30/2004           14,287                            15,022                            $14,476
12/31/2004           14,371                            15,113                            $14,533
 1/31/2005           14,350                            15,080                            $14,513
 2/28/2005           14,312                            15,043                            $14,469
 3/31/2005           14,251                            14,983                            $14,421
 4/30/2005           14,323                            15,075                            $14,495
 5/31/2005           14,357                            15,114                            $14,521
 6/30/2005           14,416                            15,179                            $14,596

MATURITY DISTRIBUTION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

0-1 Years                  11%
2-5 Years                  75%
6-10 Years                 14%
--------------------------------------------------------------------------------

(2) Lehman Brothers Municipal 3-Year Bond Index is the 3-year (2-4) component of the Municipal Bond index. The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. You cannot invest directly in an index.

(3) Portfolio holdings and characteristics are subject to change.

(4) The average credit rating is compiled from ratings from Standard & Poor's and/or Moody's Investors Service. Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses, calculated on a 30-day month-end basis.

(6) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(7) A portion of the Fund's income may be subject to federal, state and/or local income taxes or the alternative minimum tax (AMT). The Fund's taxable equivalent yield is based on the federal income tax rate of 35%. Any capital gains distributions may be taxable.

(8) The value of the securities subject to the AMT is represented as a percentage of net assets.

(9) The chart compares the performance of the WELLS FARGO ADVANTAGE NATIONAL LIMITED-TERM TAX-FREE FUND Class A and Administrator Class shares for the life of the Fund with the Lehman Brothers 3-Year Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and for Class A, assumes the maximum initial sales charge of 3.00%.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS              PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE NATIONAL TAX-FREE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
      The WELLS FARGO ADVANTAGE NATIONAL TAX-FREE FUND (the Fund) seeks current income exempt from federal income tax.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
   Arthur C. Evans                         08/01/1989
   Stephen Galiani

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 9.06%1 during the 12-month period ended June 30, 2005, excluding sales charges, outperforming its benchmark, the Lehman Brothers Municipal Bond Index2, which returned 8.24% for the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      We observed three investment themes in the municipal bond market during the reporting period: 1) intermediate- to long-term municipal yields rallied sharply; 2) the municipal yield curve flattened dramatically, eroding returns on 1- to 3-year assets and driving double-digit returns for the longest maturities; and 3) credit spreads narrowed substantially, leading to record performance for high-yield municipal bonds.

      The Fund's holdings of closed-end municipal funds, discount coupon securities, and lower credit tier investment grade bonds were the best performers during this period. Since the Fund is a national fund, it had more flexibility to make adjustments relative to single-state funds, so we were able to successfully adjust the yield curve positioning to better reflect the benchmark. The Fund's underweighted position in the 25- to 30-year maturity range created a negative impact on performance, but it was not enough to detract from its overall outperformance during the period.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The portfolio shortened its duration early last summer of 2004 and maintained a defensive position for most of the period, finally lengthening during the second quarter of 2005. During the first half of 2005, we actively restructured the Fund's yield curve exposure, repositioning assets from the 10-year maturity sector into 20- to 30-year bonds. Given the dramatic outperformance of lower-investment grade securities, and our view that current spread premiums offer little incremental compensation for credit risk, we also selectively reduced our lower-investment grade holdings by over 7% of Fund assets.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that the short-end of the yield curve may continue to be impacted by potential increases to the federal funds rate. We also believe that intermediate- and longer-term interest rates may potentially remain in a broad trading range until the impacts of higher oil prices and tighter monetary policy are seen in the broader measures of economic activity. We are, therefore, maintaining a neutral to slightly defensive duration stance relative to the benchmark, while trying to capture trading opportunities in what we believe may be a potentially volatile environment for bonds.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, CHANGES IN INTEREST RATES, AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO MUNICIPAL SECURITIES RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of June 30, 2005, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security,market sector or the markets generally, or the WELLS FARGO ADVANTAGE NATIONAL TAX-FREE FUND.

(1) The Adviser has committed through October 31, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund.Actual reductions of operating expenses can increase total returns to shareholders.Without these reductions,the Fund's returns would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE NATIONAL TAX-FREE FUND was named the Wells Fargo National Tax-Free Fund. Performance for the Class A and Class B shares of the Fund prior to November 8, 1999 reflects performance of the Class A and Class B shares of the Norwest Advantage Tax-Free Income Fund, its predecessor fund. Performance of the Class B shares prior to August 6, 1993, reflects performance of the Class A shares adjusted to reflect Class B sales charges and expenses. Performance for Class C shares prior to November 8, 1999, reflects performance of the Class B shares adjusted for Class C sales charges and expenses.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE NATIONAL TAX-FREE FUND
- Administrator Class was named the Wells Fargo National Tax-Free Fund - Institutional Class. Performance for the Institutional Class shares prior to November 8, 1999, reflects performance of the Institutional Class shares of the Norwest Advantage Tax-Free Income Fund, its predecessor fund.

PERFORMANCE HIGHLIGHTS              WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                               Including Sales Charge              Excluding Sales Charge
                                                         ------------------------------------   ------------------------------------
                                                         6-Month*   1-Year   5-Year   10-Year   6-Month*   1-Year   5-Year   10-Year
------------------------------------------------------------------------------------------------------------------------------------
  National Tax-Free Fund - Class A                        (1.10)     4.15     5.73      5.62      3.56      9.06     6.71      6.11
------------------------------------------------------------------------------------------------------------------------------------
  National Tax-Free Fund - Class B                        (1.82)     3.24     5.60      5.31      3.18      8.24     5.92      5.31
------------------------------------------------------------------------------------------------------------------------------------
  National Tax-Free Fund - Class C                         2.28      7.25     5.89      5.31      3.28      8.25     5.89      5.31
------------------------------------------------------------------------------------------------------------------------------------
  National Tax-Free Fund - Administrator Class                                                    3.69      9.33     6.93      6.24
------------------------------------------------------------------------------------------------------------------------------------
  Benchmark
------------------------------------------------------------------------------------------------------------------------------------
     Lehman Brothers Municipal Bond Index(2)                                                      2.89      8.24     6.88      6.38

     * RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

  FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------
  Average Credit Quality(4)                                      AA+
--------------------------------------------------------------------
  Weighted Average Coupon                                      5.15%
--------------------------------------------------------------------
  Weighted Average Maturity                              13.49 years
--------------------------------------------------------------------
  Estimated Average Duration                             6.02 years
--------------------------------------------------------------------
  Portfolio Turnover                                             59%
--------------------------------------------------------------------
  Net Asset Value (NAV)
  (Class A, B, C, Administrator)       $10.61, $10.61,$10.61, $10.61
--------------------------------------------------------------------
  30-Day SEC Yield(5)
  (Class A, B, C, Administrator)          3.70%, 3.13%, 3.13%, 4.13%
--------------------------------------------------------------------
  Distribution Rate(6)
  (Class A, B, C, Administrator)          4.70%, 4.18%, 4.18%, 5.17%
--------------------------------------------------------------------
  30-Day Taxable Equivalent Yield(7)
  (Class A, B, C, Administrator)          5.69%, 4.82%, 4.82%, 6.35%
--------------------------------------------------------------------
  Alternative Minimum Tax (AMT)(8)                            16.02%

CREDIT QUALITY(3),(4) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA               50%
AA                17%
A                  9%
BBB                4%
BB                 3%
SP1                2%
Cash               2%
Unrated           13%

GROWTH OF $10,000 INVESTMENT(9) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

             NATIONAL TAX-FREE FUND - CLASS A   NATIONAL TAX-FREE FUND - ADMINISTRATOR CLASS   LEHMAN BROTHERS MUNICIPAL BOND INDEX
 6/30/1995                 9,550                                  10,000                                     $10,000
 7/31/1995                 9,632                                  10,086                                     $10,095
 8/31/1995                 9,737                                  10,206                                     $10,223
 9/30/1995                 9,792                                  10,264                                     $10,288
10/31/1995                 9,926                                  10,405                                     $10,437
11/30/1995                10,160                                  10,638                                     $10,610
12/31/1995                10,288                                  10,773                                     $10,712
 1/31/1996                10,375                                  10,875                                     $10,794
 2/29/1996                10,299                                  10,785                                     $10,720
 3/31/1996                10,165                                  10,644                                     $10,583
 4/30/1996                10,140                                  10,629                                     $10,553
 5/31/1996                10,150                                  10,629                                     $10,549
 6/30/1996                10,235                                  10,728                                     $10,664
 7/31/1996                10,367                                  10,867                                     $10,760
 8/31/1996                10,345                                  10,832                                     $10,758
 9/30/1996                10,483                                  10,988                                     $10,908
10/31/1996                10,627                                  11,139                                     $11,032
11/30/1996                10,802                                  11,311                                     $11,234
12/31/1996                10,776                                  11,284                                     $11,186
 1/31/1997                10,794                                  11,314                                     $11,208
 2/28/1997                10,892                                  11,406                                     $11,311
 3/31/1997                10,733                                  11,239                                     $11,160
 4/30/1997                10,847                                  11,358                                     $11,254
 5/31/1997                11,006                                  11,536                                     $11,424
 6/30/1997                11,120                                  11,655                                     $11,546
 7/31/1997                11,466                                  12,017                                     $11,866
 8/31/1997                11,327                                  11,860                                     $11,755
 9/30/1997                11,475                                  12,027                                     $11,894
10/31/1997                11,558                                  12,102                                     $11,971
11/30/1997                11,651                                  12,212                                     $12,041
12/31/1997                11,882                                  12,442                                     $12,217
 1/31/1998                11,978                                  12,554                                     $12,343
 2/28/1998                11,967                                  12,543                                     $12,347
 3/31/1998                11,984                                  12,561                                     $12,358
 4/30/1998                11,874                                  12,446                                     $12,302
 5/31/1998                12,144                                  12,716                                     $12,496
 6/30/1998                12,193                                  12,768                                     $12,545
 7/31/1998                12,210                                  12,786                                     $12,577
 8/31/1998                12,436                                  13,034                                     $12,771
 9/30/1998                12,626                                  13,233                                     $12,931
10/31/1998                12,558                                  13,163                                     $12,931
11/30/1998                12,642                                  13,238                                     $12,976
12/31/1998                12,646                                  13,255                                     $13,009
 1/31/1999                12,780                                  13,383                                     $13,164
 2/28/1999                12,696                                  13,294                                     $13,106
 3/31/1999                12,688                                  13,299                                     $13,124
 4/30/1999                12,738                                  13,351                                     $13,157
 5/31/1999                12,634                                  13,230                                     $13,081
 6/30/1999                12,420                                  13,005                                     $12,892
 7/31/1999                12,414                                  12,999                                     $12,939
 8/31/1999                12,238                                  12,828                                     $12,835
 9/30/1999                12,170                                  12,757                                     $12,840
10/31/1999                11,980                                  12,558                                     $12,702
11/30/1999                12,123                                  12,696                                     $12,836
12/31/1999                11,966                                  12,534                                     $12,740
 1/31/2000                11,810                                  12,386                                     $12,684
 2/29/2000                12,013                                  12,587                                     $12,831
 3/31/2000                12,335                                  12,940                                     $13,111
 4/30/2000                12,266                                  12,856                                     $13,033
 5/31/2000                12,158                                  12,759                                     $12,966
 6/30/2000                12,482                                  13,101                                     $13,309
 7/31/2000                12,721                                  13,340                                     $13,494
 8/31/2000                12,922                                  13,566                                     $13,702
 9/30/2000                12,823                                  13,465                                     $13,631
10/31/2000                12,961                                  13,598                                     $13,779
11/30/2000                13,057                                  13,715                                     $13,884
12/31/2000                13,498                                  14,180                                     $14,227
 1/31/2001                13,585                                  14,261                                     $14,368
 2/28/2001                13,641                                  14,321                                     $14,414
 3/31/2001                13,741                                  14,443                                     $14,543
 4/30/2001                13,576                                  14,258                                     $14,386
 5/31/2001                13,704                                  14,408                                     $14,542
 6/30/2001                13,843                                  14,543                                     $14,639
 7/31/2001                14,079                                  14,794                                     $14,856
 8/31/2001                14,329                                  15,059                                     $15,101
 9/30/2001                14,291                                  15,021                                     $15,050
10/31/2001                14,434                                  15,189                                     $15,229
11/30/2001                14,286                                  15,036                                     $15,101
12/31/2001                14,128                                  14,857                                     $14,957
 1/31/2002                14,302                                  15,043                                     $15,216
 2/28/2002                14,456                                  15,222                                     $15,399
 3/31/2002                14,212                                  14,968                                     $15,097
 4/30/2002                14,413                                  15,168                                     $15,391
 5/31/2002                14,518                                  15,280                                     $15,485
 6/30/2002                14,663                                  15,450                                     $15,649
 7/31/2002                14,881                                  15,682                                     $15,851
 8/31/2002                15,042                                  15,855                                     $16,041
 9/30/2002                15,331                                  16,162                                     $16,393
10/31/2002                15,060                                  15,864                                     $16,121
11/30/2002                14,986                                  15,790                                     $16,053
12/31/2002                15,265                                  16,102                                     $16,392
 1/31/2003                15,165                                  15,985                                     $16,351
 2/28/2003                15,396                                  16,231                                     $16,580
 3/31/2003                15,368                                  16,205                                     $16,590
 4/30/2003                15,486                                  16,333                                     $16,699
 5/31/2003                15,784                                  16,650                                     $17,090
 6/30/2003                15,718                                  16,585                                     $17,016
 7/31/2003                15,252                                  16,096                                     $16,421
 8/31/2003                15,369                                  16,224                                     $16,544
 9/30/2003                15,742                                  16,620                                     $17,030
10/31/2003                15,655                                  16,531                                     $16,945
11/30/2003                15,817                                  16,706                                     $17,121
12/31/2003                15,936                                  16,852                                     $17,263
 1/31/2004                16,024                                  16,932                                     $17,362
 2/29/2004                16,320                                  17,249                                     $17,624
 3/31/2004                16,238                                  17,181                                     $17,562
 4/30/2004                15,784                                  16,689                                     $17,146
 5/31/2004                15,765                                  16,689                                     $17,084
 6/30/2004                15,839                                  16,753                                     $17,146
 7/31/2004                16,055                                  16,985                                     $17,372
 8/31/2004                16,368                                  17,320                                     $17,720
 9/30/2004                16,521                                  17,485                                     $17,814
10/31/2004                16,626                                  17,617                                     $17,967
11/30/2004                16,461                                  17,430                                     $17,819
12/31/2004                16,679                                  17,664                                     $18,037
 1/31/2005                16,820                                  17,817                                     $18,205
 2/28/2005                16,763                                  17,777                                     $18,144
 3/31/2005                16,631                                  17,624                                     $18,030
 4/30/2005                16,900                                  17,912                                     $18,315
 5/31/2005                17,058                                  18,083                                     $18,445
 6/30/2005                17,273                                  18,315                                     $18,559

MATURITY DISTRIBUTION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

0-1   Years         9%
2-5   Years         8%
6-10  Years        10%
11-20 Years        54%
21+   Years        19%

--------------------------------------------------------------------------------

(2) Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.To be included in the index, bonds must have a minimum credit rating of Baa.They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million.The bonds must have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.You cannot invest directly in an index.

(3) Portfolio holdings and characteristics are subject to change.

(4) The average credit rating is compiled from ratings from Standard & Poor's and/or Moody's Investors Service. Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses, calculated on a 30-day month-end basis.

(6) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(7) A portion of the Fund's income may be subject to federal,state and/or local income taxes or the alternative minimum tax (AMT).The Fund's taxable equivalent yield is based on the federal income tax rate of 35%. Any capital gains distributions may be taxable.

(8) The value of the securities subject to the AMT is represented as a percentage of net assets.

(9) The chart compares the performance of the WELLS FARGO ADVANTAGE NATIONAL TAX-FREE FUND Class A and Administrator Class shares for the most recent ten years with the Lehman Brothers Municipal Bond Index.The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS              PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE NEBRASKA TAX-FREE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE NEBRASKA TAX-FREE FUND (the Fund) seeks current income exempt from federal income tax and Nebraska individual income tax.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGER                            INCEPTION DATE
   Arthur C. Evans                         8/31/1989

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned 5.70%(1) for the twelve-month period ended June 30, 2005, underperforming its benchmark, the Lehman Brothers Municipal Bond Index
(2), which returned 8.24% during the period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      We observed three investment themes in the municipal bond market during the reporting period: 1) intermediate- to long-term municipal yields rallied sharply; 2) the municipal yield curve flattened dramatically, eroding returns on 1- to 3-year assets and driving double-digit returns for the longest maturities; and 3) credit spreads narrowed substantially, leading to record performance for high-yield municipal bonds.

      Yield curve exposure and duration were the primary determinants of the Fund's relative performance. The Fund's best performers were generally bonds in the 15- to 20-year maturity range, particularly refundable bonds with 7- to 9-year call dates. Bonds in the health care were sector also strong performers throughout the period, due to the credit-spread tightening trend that has continued. Short pre-refunded bonds and bonds with short call dates were the worst performers during the period. In spite of the incremental trades to extend the portfolio's average maturity, the Fund was still overweighted in 10- to 15-year bonds versus the benchmark, which detracted from performance.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The Fund executed several transactions to reposition assets into longer maturities. During this process, we purchased bonds with longer calls to respond to changes in interest rate levels. This was mainly accomplished by trading 5% coupon bonds for 4.5% coupon bonds. An added advantage this strategy offers is the additional yield from lower coupon bonds, in some cases more than 3.0% for similar maturities.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that the short-end of the yield curve may continue to be impacted by potential increases to the federal funds rate. We also believe that intermediate- and longer-term interest rates may potentially remain in a broad trading range until the impacts of higher oil prices and tighter monetary policy are seen in the broader measures of economic activity. We are, therefore, maintaining a neutral to slightly defensive duration stance relative to the benchmark, while trying to capture trading opportunities in what we believe may be a potentially volatile environment for bonds.

BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, CHANGES IN INTEREST RATES, AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO MUNICIPAL SECURITIES RISK AND STATE OF NEBRASKA RISK. ANY CAPITAL GAINS DISTRIBUTIONS MAY BE TAXABLE. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of June 30, 2005, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security,market sector or the markets generally, or the WELLS FARGO ADVANTAGE NEBRASKA TAX-FREE FUND.

(1) The Adviser has committed through October 31, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders.Without these reductions, the Fund's returns would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE NEBRASKA TAX-FREE FUND
- Administrator Class was named the Wells Fargo Nebraska Tax-Free Fund - Institutional Class.Performance for the Administrator Class shares prior to September 8, 2000, reflects the performance of the Institutional class of the Great Plains Tax-Free Bond Fund, its predecessor fund, and prior to September 29, 1997, reflects performance of an unregistered predecessor common trust fund.The common trust fund was not subject to certain requirements and restrictions imposed by the Investment Company Act of 1940,which,if applicable,may have adversely affected performance.

(2) Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.To be included in the index, bonds must have a minimum credit rating of Baa.They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million.The bonds must have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS              WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                               6-Month*  1-Year  5-Year  10-Year
--------------------------------------------------------------------------------
  Nebraska Tax-Free Fund - Administrator Class   1.96     5.70    5.57    4.89
--------------------------------------------------------------------------------
  Benchmark
--------------------------------------------------------------------------------
    Lehman Brothers Municipal Bond Index(2)      2.89     8.24    6.88    6.38
--------------------------------------------------------------------------------

    *RETURNS FOR PERIODS OF LESS THAN ONE YEAR  ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------
  Average Credit Quality(4)                                                  AA+
--------------------------------------------------------------------------------
  Weighted Average Coupon                                                  5.19%
--------------------------------------------------------------------------------
  Weighted Average Maturity                                          10.95 years
--------------------------------------------------------------------------------
  Estimated Average Duration                                          4.04 years
--------------------------------------------------------------------------------
  Portfolio Turnover                                                         14%
--------------------------------------------------------------------------------
  Net Asset Value (NAV) (Administrator)                                   $10.04
--------------------------------------------------------------------------------
  30-Day SEC Yield(5) (Administrator)                                      3.64%
--------------------------------------------------------------------------------
  Distribution Rate(6) (Administrator)                                     3.89%
--------------------------------------------------------------------------------
  30-Day Taxable Equivalent Yield(7) (Administrator)                       6.01%
--------------------------------------------------------------------------------
  Alternative Minimum Tax (AMT)(8)                                         4.32%

CREDIT QUALITY(3), (4) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA                                           (51%)
AA                                            (34%)
A                                              (8%)
Cash                                           (4%)
Unrated                                        (3%)

GROWTH OF $10,000 INVESTMENT(9) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  NEBRASKA TAX FREE       LEHMAN BROTHERS MUNICIPAL
             FUND - ADMINISTRATOR CLASS           BOND INDEX
 6/30/1995             10000                      $ 10,000
 7/31/1995             10105                      $ 10,095
 8/31/1995             10190                      $ 10,223
 9/30/1995             10227                      $ 10,288
10/31/1995             10293                      $ 10,437
11/30/1995             10389                      $ 10,610
12/31/1995             10436                      $ 10,712
 1/31/1996             10532                      $ 10,794
 2/29/1996             10521                      $ 10,720
 3/31/1996             10420                      $ 10,583
 4/30/1996             10388                      $ 10,553
 5/31/1996             10386                      $ 10,549
 6/30/1996             10444                      $ 10,664
 7/31/1996             10523                      $ 10,760
 8/31/1996             10541                      $ 10,758
 9/30/1996             10610                      $ 10,908
10/31/1996             10679                      $ 11,032
11/30/1996             10830                      $ 11,234
12/31/1996             10787                      $ 11,186
 1/31/1997             10836                      $ 11,208
 2/28/1997             10916                      $ 11,311
 3/31/1997             10821                      $ 11,160
 4/30/1997             10840                      $ 11,254
 5/31/1997             10952                      $ 11,424
 6/30/1997             11054                      $ 11,546
 7/31/1997             11230                      $ 11,866
 8/31/1997             11164                      $ 11,755
 9/30/1997             11270                      $ 11,894
10/31/1997             11310                      $ 11,971
11/30/1997             11349                      $ 12,041
12/31/1997             11483                      $ 12,217
 1/31/1998             11569                      $ 12,343
 2/28/1998             11573                      $ 12,347
 3/31/1998             11568                      $ 12,358
 4/30/1998             11517                      $ 12,302
 5/31/1998             11663                      $ 12,496
 6/30/1998             11679                      $ 12,545
 7/31/1998             11708                      $ 12,577
 8/31/1998             11866                      $ 12,771
 9/30/1998             11977                      $ 12,931
10/31/1998             11983                      $ 12,931
11/30/1998             12012                      $ 12,976
12/31/1998             12054                      $ 13,009
 1/31/1999             12167                      $ 13,164
 2/28/1999             12110                      $ 13,106
 3/31/1999             12105                      $ 13,124
 4/30/1999             12135                      $ 13,157
 5/31/1999             12070                      $ 13,081
 6/30/1999             11918                      $ 12,892
 7/31/1999             11973                      $ 12,939
 8/31/1999             11931                      $ 12,835
 9/30/1999             11923                      $ 12,840
10/31/1999             11844                      $ 12,702
11/30/1999             11948                      $ 12,836
12/31/1999             11893                      $ 12,740
 1/31/2000             11825                      $ 12,684
 2/29/2000             11955                      $ 12,831
 3/31/2000             12138                      $ 13,111
 4/30/2000             12069                      $ 13,033
 5/31/2000             12013                      $ 12,966
 6/30/2000             12297                      $ 13,309
 7/31/2000             12443                      $ 13,494
 8/31/2000             12579                      $ 13,702
 9/30/2000             12510                      $ 13,631
10/31/2000             12634                      $ 13,779
11/30/2000             12707                      $ 13,884
12/31/2000             13007                      $ 14,227
 1/31/2001             13108                      $ 14,368
 2/28/2001             13166                      $ 14,414
 3/31/2001             13254                      $ 14,543
 4/30/2001             13130                      $ 14,386
 5/31/2001             13243                      $ 14,542
 6/30/2001             13329                      $ 14,639
 7/31/2001             13483                      $ 14,856
 8/31/2001             13650                      $ 15,101
 9/30/2001             13617                      $ 15,050
10/31/2001             13747                      $ 15,229
11/30/2001             13634                      $ 15,101
12/31/2001             13544                      $ 14,957
 1/31/2002             13717                      $ 15,216
 2/28/2002             13858                      $ 15,399
 3/31/2002             13635                      $ 15,097
 4/30/2002             13876                      $ 15,391
 5/31/2002             13967                      $ 15,485
 6/30/2002             14085                      $ 15,649
 7/31/2002             14274                      $ 15,851
 8/31/2002             14436                      $ 16,041
 9/30/2002             14749                      $ 16,393
10/31/2002             14478                      $ 16,121
11/30/2002             14400                      $ 16,053
12/31/2002             14759                      $ 16,392
 1/31/2003             14669                      $ 16,351
 2/28/2003             14872                      $ 16,580
 3/31/2003             14893                      $ 16,590
 4/30/2003             14985                      $ 16,699
 5/31/2003             15311                      $ 17,090
 6/30/2003             15199                      $ 17,016
 7/31/2003             14667                      $ 16,421
 8/31/2003             14819                      $ 16,544
 9/30/2003             15212                      $ 17,030
10/31/2003             15113                      $ 16,945
11/30/2003             15277                      $ 17,121
12/31/2003             15381                      $ 17,263
 1/31/2004             15401                      $ 17,362
 2/29/2004             15672                      $ 17,624
 3/31/2004             15542                      $ 17,562
 4/30/2004             15184                      $ 17,146
 5/31/2004             15188                      $ 17,084
 6/30/2004             15252                      $ 17,146
 7/31/2004             15393                      $ 17,372
 8/31/2004             15656                      $ 17,720
 9/30/2004             15690                      $ 17,814
10/31/2004             15802                      $ 17,967
11/30/2004             15621                      $ 17,819
12/31/2004             15811                      $ 18,037
 1/31/2005             15942                      $ 18,205
 2/28/2005             15847                      $ 18,144
 3/31/2005             15710                      $ 18,030
 4/30/2005             15936                      $ 18,315
 5/31/2005             16038                      $ 18,445
 6/30/2005             16121                      $ 18,559

MATURITY DISTRIBUTION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

0-1 Years                                      (9%)
2-5 Years                                      (8%)
6-10 Years                                    (26%)
11-20 Years                                   (52%)
21+ Years                                      (5%)

(3) Portfolio holdings and characteristics are subject to change.

(4) The average credit rating is compiled from ratings from Standard & Poor's and/or Moody's Investors Service. Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses, calculated on a 30-day month-end basis.

(6) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(7) A portion of the Fund's income may be subject to federal, state and/or local income taxes or the alternative minimum tax (AMT). The Fund's taxable equivalent yield is based on the combined federal and state income tax rate of 39.45%. Any capital gains distributions may be taxable.

(8) The value of the securities subject to the AMT is represented as a percentage of net assets.

(9) The chart compares the performance of the WELLS FARGO ADVANTAGE NEBRASKA TAX-FREE FUND Administrator Class shares for the most recent ten years with the Lehman Brothers Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Administrator Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS           FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                      Beginning      Ending
                                                                       Account      Account       Expenses      Net Annual
                                                                        Value        Value       Paid During     Expense
  Wells Fargo Advantage California Limited-Term Tax-Free Fund           1/1/05      6/30/05       Period(1)       Ratio
--------------------------------------------------------------------------------------------------------------------------
  Wells Fargo Advantage California Limited-Term Tax-Free
    Fund - Class A Actual                                             $ 1,000.00   $ 1,010.90      $ 4.24          0.85%
--------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)                            $ 1,000.00   $ 1,020.58      $ 4.26          0.85%
--------------------------------------------------------------------------------------------------------------------------
  Wells Fargo Advantage California Limited-Term Tax-Free
    Fund - Class C Actual                                             $ 1,000.00   $ 1,007.10      $ 7.96          1.60%
--------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)                            $ 1,000.00   $ 1,016.86      $ 8.00          1.60%
--------------------------------------------------------------------------------------------------------------------------
  Wells Fargo Advantage California Limited-Term Tax-Free Fund -
    Administrator Class Actual                                        $ 1,000.00   $ 1,012.30      $ 2.99          0.60%
--------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)                            $ 1,000.00   $ 1,021.82      $ 3.01          0.60%

  Wells Fargo Advantage California Tax-Free Fund
--------------------------------------------------------------------------------------------------------------------------
  Wells Fargo Advantage California Tax-Free Fund - Class A
  Actual                                                              $ 1,000.00   $ 1,037.90      $ 4.04          0.80%
--------------------------------------------------------------------------------------------------------------------------
  Hypothetical(5% return before expenses)                             $ 1,000.00   $ 1,020.83      $ 4.01          0.80%
--------------------------------------------------------------------------------------------------------------------------
  Wells Fargo Advantage California Tax-Free Fund - Class B
  Actual                                                              $ 1,000.00   $ 1,034.10      $ 7.82          1.55%
--------------------------------------------------------------------------------------------------------------------------
  Hypothetical(5% return before expenses)                             $ 1,000.00   $ 1,017.11      $ 7.75          1.55%
--------------------------------------------------------------------------------------------------------------------------
  Wells Fargo Advantage California Tax-Free Fund - Class C
  Actual                                                              $ 1,000.00   $ 1,033.20      $ 7.81          1.55%
--------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)                            $ 1,000.00   $ 1,017.11      $ 7.75          1.55%
--------------------------------------------------------------------------------------------------------------------------
  Wells Fargo Advantage California Tax-Free Fund -
    Administrator Class Actual                                        $ 1,000.00   $ 1,040.00      $ 2.78          0.55%
--------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)                            $ 1,000.00   $ 1,022.07      $ 2.76          0.55%

FUND EXPENSES (UNAUDITED)           WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

                                                                         Beginning     Ending
                                                                          Account      Account      Expenses      Net Annual
                                                                           Value        Value     Paid During      Expense
  Wells Fargo Advantage Colorado Tax-Free Fund                            1/1/05       6/30/05    the Period(1)     Ratio
----------------------------------------------------------------------------------------------------------------------------
  Wells Fargo Advantage Colorado Tax-Free Fund - Class A
  Actual                                                                $ 1,000.00   $ 1,024.70      $ 4.27          0.85%
----------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,020.58      $ 4.26          0.85%
----------------------------------------------------------------------------------------------------------------------------
  Wells Fargo Advantage Colorado Tax-Free Fund - Class B
  Actual                                                                $ 1,000.00   $ 1,020.90      $ 8.02          1.60%
----------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,016.86      $ 8.00          1.60%
----------------------------------------------------------------------------------------------------------------------------
  Wells Fargo Advantage Colorado Tax-Free Fund - Administrator Class
  Actual                                                                $ 1,000.00   $ 1,025.90      $ 3.01          0.60%
----------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,021.82      $ 3.01          0.60%

  Wells Fargo Advantage Minnesota Tax-Free Fund
----------------------------------------------------------------------------------------------------------------------------
  Wells Fargo Advantage Minnesota Tax-Free Fund - Class A
  Actual                                                                $ 1,000.00   $ 1,023.70      $ 4.27          0.85%
----------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,020.58      $ 4.26          0.85%
----------------------------------------------------------------------------------------------------------------------------
  Wells Fargo Advantage Minnesota Tax-Free Fund - Class B
  Actual                                                                $ 1,000.00   $ 1,019.90      $ 8.01          1.60%
----------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,016.86      $ 8.00          1.60%
----------------------------------------------------------------------------------------------------------------------------
  Wells Fargo Advantage Minnesota Tax-Free Fund - Class C
  Actual(2)                                                             $ 1,000.00   $ 1,019.70      $ 8.01          1.60%
----------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,016.86      $ 8.00          1.60%
----------------------------------------------------------------------------------------------------------------------------
  Wells Fargo Advantage Minnesota Tax-Free Fund - Class Z
  Actual(2)                                                             $ 1,000.00   $ 1,023.60      $ 3.91          0.78%
----------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,020.93      $ 3.91          0.78%
----------------------------------------------------------------------------------------------------------------------------
  Wells Fargo Advantage Minnesota Tax-Free Fund - Administrator Class
  Actual                                                                $ 1,000.00   $ 1,024.00      $ 3.01          0.60%
----------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,021.82      $ 3.01          0.60%

  Wells Fargo Advantage National Limited Term Tax-Free Fund
----------------------------------------------------------------------------------------------------------------------------
  Wells Fargo Advantage National Limited Term Tax-Free Fund - Class A
  Actual                                                                $ 1,000.00   $ 1,003.10      $ 4.22          0.85%
----------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,020.58      $ 4.26          0.85%
----------------------------------------------------------------------------------------------------------------------------
  Wells Fargo Advantage National Limited Term Tax-Free Fund - Class B
  Actual                                                                $ 1,000.00      $999.40      $ 7.93          1.60%
----------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,016.86      $ 8.00          1.60%
----------------------------------------------------------------------------------------------------------------------------
  Wells Fargo Advantage National Limited Term Tax-Free Fund - Class C
  Actual                                                                $ 1,000.00   $ 1,000.30      $ 7.94          1.60%
----------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,016.86      $ 8.00          1.60%
----------------------------------------------------------------------------------------------------------------------------
  Wells Fargo Advantage National Limited Term Tax-Free Fund -
    Administrator Class Actual                                          $ 1,000.00   $ 1,004.30      $ 2.98          0.60%
----------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,021.82      $ 3.01          0.60%

  Wells Fargo Advantage National Tax-Free Fund
----------------------------------------------------------------------------------------------------------------------------
  Wells Fargo Advantage National Tax-Free Fund - Class A
  Actual                                                                $ 1,000.00   $ 1,035.60      $ 4.29          0.85%
----------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,020.58      $ 4.26          0.85%

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS           FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

                                                                         Beginning     Ending
                                                                          Account      Account      Expenses      Net Annual
                                                                           Value        Value      Paid During     Expense
                                                                          1/1/05       6/30/05    the Period(1)     Ratio
----------------------------------------------------------------------------------------------------------------------------
  Wells Fargo Advantage National Tax-Free Fund - Class B
  Actual                                                                $ 1,000.00   $ 1,031.80      $ 8.06          1.60%
----------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,016.86      $ 8.00          1.60%
----------------------------------------------------------------------------------------------------------------------------
  Wells Fargo Advantage National Tax-Free Fund - Class C
  Actual                                                                $ 1,000.00   $ 1,032.80      $ 8.06          1.60%
----------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,016.86      $ 8.00          1.60%
----------------------------------------------------------------------------------------------------------------------------
  Wells Fargo Advantage National Tax-Free Fund - Administrator Class
  Actual                                                                $ 1,000.00   $ 1,036.90      $ 3.03          0.60%
----------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,021.82      $ 3.01          0.60%

  Wells Fargo Advantage Nebraska Tax-Free Fund
----------------------------------------------------------------------------------------------------------------------------
  Wells Fargo Advantage Nebraska Tax-Free Fund - Administrator Class
  Actual                                                                $ 1,000.00   $ 1,019.60      $ 3.86          0.77%
----------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,020.98      $ 3.86          0.77%

(1) EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR DIVIDED BY THE NUMBER OF DAYS IN THE FISCAL YEAR (TO REFLECT THE ONE-HALF YEAR PERIOD).

(2) THIS CLASS COMMENCED OPERATIONS ON APRIL 11, 2005. ACTUAL EXPENSES SHOWN FOR THIS CLASS ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 81/365 (TO REFLECT THE PERIOD FROM APRIL 11, 2005 TO JUNE 30, 2005).

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

CALIFORNIA LIMITED-TERM TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
MUNICIPAL BONDS & NOTES - 95.73%

CALIFORNIA - 93.35%
     $  600,000    ABAG FINANCIAL AUTHORITY CALIFORNIA REVENUE ODD FELLOWS HOME OF
                   CALIFORNIA - SERIES A (HEALTH FACILITIES FINANCING AUTHORITY
                   REVENUE)                                                              5.00%        11/15/2009    $       640,584
        180,000    ABAG FINANCIAL AUTHORITY FOR NONPROFIT CORPORATIONS CA STANFORD
                   UNIVERSITY  HOSPITAL (OTHER REVENUE)**                                5.50         11/01/2005            181,427
        250,000    ABAG FINANCIAL AUTHORITY FOR NONPROFIT CORPORATIONS EPISCOPAL
                   HOMES  FOUNDATION PROJECT (HEALTHCARE FACILITIES REVENUE)             5.00         07/01/2005            250,010
      1,100,000    ABAG FINANCIAL AUTHORITY FOR NONPROFIT CORPORATIONS EPISCOPAL
                   HOMES  FOUNDATION PROJECT (HEALTHCARE FACILITIES REVENUE)             5.00         07/01/2007          1,129,711
      1,105,000    ABAG FINANCIAL AUTHORITY FOR NONPROFIT CORPORATIONS EPISCOPAL
                   HOMES FOUNDATION PROJECT (HEALTHCARE FACILITIES REVENUE)              5.00         07/01/2008          1,145,156
        840,000    ABAG FINANCIAL AUTHORITY FOR NONPROFIT CORPORATIONS SAN DIEGO
                   ASSOCIATES - SERIES C (HEALTHCARE FACILITIES REVENUE LOC)             4.00         03/01/2008            854,750
      1,200,000    ANAHEIM CALIFORNIA CITY SCHOOL DISTRICT REFERENCE CAPITAL
                   APPRECIATION FINANCIAL GUARANTY INSURANCE CORPORATION (GENERAL
                   OBLIGATION - SCHOOL DISTRICTS LOC)^                                   4.04         08/01/2014            843,096
        325,000    BAY AREA CA GOVERNMENTS ASSOCIATION BART SAN FRANCISCO
                   EXTENSION FTA CAPITAL GRANT SERIES A AMBAC INSURED (STATE &
                   LOCAL GOVERNMENTS LOC)                                                4.88         06/15/2009            325,605
        480,000    CALIFORNIA EDUCATIONAL FACILITIES AUTHORITY POOLED COLLEGE &
                   UNIVERSITY PROJECT  SERIES B (COLLEGE AND UNIVERSITY REVENUE)         4.50         04/01/2006            486,125
        505,000    CALIFORNIA EDUCATIONAL FACILITIES AUTHORITY UNIVERSITY OF THE
                   PACIFIC (COLLEGE AND UNIVERSITY REVENUE)                              4.10         11/01/2010            523,422
      1,000,000    CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY CATHOLIC
                   HEALTHCARE WEST SERIES H (HEALTHCARE FACILITIES REVENUE
                   LOC)**+/-                                                             4.45         07/01/2026          1,035,410
      1,000,000    CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY PRESBYTERIAN
                   HOSPITAL MBIA INSURED (HEALTHCARE FACILITIES REVENUE LOC)             5.50         05/01/2007          1,049,290
        490,000    CALIFORNIA HEALTH FACILITIES FINANCING CATHOLIC WEST SERIES A
                   (HEALTHCARE FACILITIES REVENUE)                                       5.00         07/01/2006            500,682
        360,000    CALIFORNIA HEALTH FACILITIES FINANCING CATHOLIC WEST SERIES A
                   (HEALTHCARE FACILITIES REVENUE)                                       5.00         07/01/2006            366,880
      1,000,000    CALIFORNIA HOUSING FINANCING AGENCY HOME MORTGAGE SERIES G FSA
                   INSURED (HOUSING REVENUE LOC)**+/-                                    2.95         08/01/2031          1,000,000
      1,000,000    CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY SOLID WASTE
                   DISPOSAL REVENUE REPUBLIC SERVICES INCORPORATED PROJECT
                   (INDUSTRIAL DEVELOPMENT REVENUE)**+/-                                 2.85         12/01/2033            998,560
      1,000,000    CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY SOLID WASTE
                   DISPOSAL REVENUE WASTE MANAGEMENT PROJECT SERIES A REMARKETED
                   (POLLUTION CONTROL REVENUE)**+/-                                      5.13         07/01/2031          1,048,100
        950,000    CALIFORNIA STATE CONSUMER POWER & CONSERVATIVE FINANCING
                   AUTHORITY SERIES A (OTHER REVENUE)                                    5.00         03/01/2010          1,030,446
      1,500,000    CALIFORNIA STATE DAILY KINDERGARTEN UNIVERSITY A-3 (PROPERTY
                   TAX REVENUE LOC)**+/-                                                 2.48         05/01/2034          1,500,000
      2,100,000    CALIFORNIA STATE DEPARTMENT OF WATER RESERVE & POWER SUPPLY
                   REVENUE SERIES B-1 (POWER REVENUE)**+/-                               2.22         05/01/2022          2,100,000
        600,000    CALIFORNIA STATE FACILITIES FINANCING AUTHORITY CASA COLINA
                   PROJECT (HEALTHCARE FACILITIES REVENUE)                               5.50         04/01/2013            644,604
      3,000,000    CALIFORNIA STATE MBIA-IBC INSURED (PROPERTY TAX REVENUE LOC)          5.00         12/01/2011          3,315,990
      1,250,000    CALIFORNIA STATE PUBLIC WORKS BOARD DEPARTMENT OF CORRECTIONS
                   SERIES C (LEASE REVENUE)                                              5.25         11/01/2008          1,331,925
      1,000,000    CALIFORNIA STATE PUBLIC WORKS BOARD LEASE REVENUE DEPARTMENT OF
                   GENERAL SERVICES (LEASE REVENUE LOC)                                  4.00         06/01/2011          1,031,090
      1,000,000    CALIFORNIA STATE PUBLIC WORKS BOARD LEASE REVENUE MUNICIPAL
                   BOND INSURANCE ASSOCIATION (LEASE REVENUE LOC)**+/-                   2.31         05/01/2013          1,000,000

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

CALIFORNIA LIMITED-TERM TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
CALIFORNIA (CONTINUED)

$     1,000,000    CALIFORNIA STATE PUBLIC WORKS BOARD LEASE REVENUE VARIOUS
                   UNIVERSITY PROJECTS SERVICE D (LEASE REVENUE)                         3.00%        05/01/2009    $     1,001,520
        100,000    CALIFORNIA STATE PUBLIC WORKS BOARD OF TRUSTEES CALIFORNIA
                   STATE UNIVERSITY SERIES A (LEASE REVENUE)                             5.50         10/01/2010            110,652
      3,140,000    CALIFORNIA STATE SERIES 27 MBIA INSURED (GENERAL OBLIGATION -
                   STATES, TERRITORIES LOC)^                                             3.61         09/01/2011          2,546,791
        745,000    CALIFORNIA STATE UNIVERSITY FRESNO ASSOCIATION INCORPORATED
                   AUXILIARY ORGANIZATION EVENT CENTER (COLLEGE AND UNIVERSITY
                   REVENUE)                                                              5.00         07/01/2010            811,573
      1,000,000    CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY (HOUSING
                   REVENUE LOC)**+/-                                                     4.25         05/15/2029          1,000,000
      1,000,000    CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY DISPOSAL
                   REPUBLIC SERVICES SERIES A (SOLID WASTE REVENUE)                      4.95         12/01/2012          1,047,030
      1,000,000    CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY IRVINE
                   APARTMENT COMMUNITIES SERIES A3 (HOUSING REVENUE)**+/-                5.10         05/15/2025          1,047,820
        500,000    CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY KAISER
                   PERMANENTE SERIES E (HEALTHCARE FACILITIES REVENUE)**+/-              4.70         11/01/2036            522,570
      3,000,000    CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY KAISER
                   PERMANENTE SERIES I (HEALTHCARE FACILITIES REVENUE)**+/-              3.45         04/01/2035          2,970,000
      1,065,000    CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY QUAIL
                   RIDGE APARTMENTS SERIES E1 (HOUSING REVENUE)                          4.25         07/01/2012          1,069,835
      2,000,000    CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY REVENUE
                   CTFS PARTICIPATION HOUSE EAR INSTITUTE (LEASE REVENUE LOC)**+/-       2.23         12/01/2018          2,000,000
      1,390,000    CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY SHERMAN
                   OAKS PROJECT SERIES A AMBAC CA MTG INSURED (OTHER REVENUE LOC)        5.50         08/01/2011          1,532,016
      1,000,000    CENTRAL VALLEY FINANCING AUTHORITY CARSON ICE GENERAL PROJECT
                   MBIA INSURED (ELECTRIC REVENUE LOC)                                   5.25         07/01/2010          1,076,890
        240,000    CITY OF FREMONT CA ELECTION OF 2002 SERIES A MBIA INSURED
                   (PROPERTY TAX REVENUE LOC)                                            6.75         08/01/2010            281,448
      1,300,000    CLOVIS CA UNIFIED SCHOOL DISTRICT ELECTION 2004 SERIES A FGIC
                   INSURED (GENERAL OBLIGATION - SCHOOL DISTRICTS LOC)^                  4.43         08/01/2015            870,168
      1,000,000    CONTRA COSTA COUNTY CA MERRITHEW MEMORIAL HOSPITAL PROJECT MBIA
                   INSURED (LEASE REVENUE LOC)                                           5.25         11/01/2010          1,073,900
      1,200,000    CONTRA COSTA COUNTY CA WATER DISTRICT SERIES K FSA INSURED
                   (WATER REVENUE LOC)                                                   5.00         10/01/2009          1,301,592
        235,000    DALY CITY CA HOUSING DEVELOPMENT FINANCE AGENCY SERIES A
                   FRANCISCAN ACQUISITION PROJECT (HOUSING REVENUE)                      5.00         12/15/2010            246,111
      1,000,000    FOOTHILL EASTERN CORRIDOR AGENCY CALIFORNIA TOLL REVENUE
                   CONSERVATION CAPITAL APPRECIATION SENIOR LIEN SERVICE A (TOLL
                   ROAD REVENUE)                                                         7.05         01/01/2010          1,170,320
      1,000,000    GROSSMONT CUYAMACA CALIFORNIA COMMUNITY COLLEGE DISTRICT
                   FINANCIAL GUARANTY INSURANCE CORPORATION (PROPERTY TAX REVENUE
                   LOC)**+/-                                                             2.31         08/01/2024          1,000,000
      1,450,000    GROSSMONT-CUYAMACA CALIFORNIA COMMUNITY COLLEGE DISTRICT
                   CAPITAL APPRECIATION ELECTION 2002 SERVICE B FGIC (COLLEGE AND
                   UNIVERSITY REVENUE LOC)^                                              3.72         08/01/2012          1,124,736
      3,550,000    INLAND EMPIRE SOLID WASTE FINANCING AUTHORITY CALIFORNIA
                   REVENUE AMOUNT LANDFILL IMPORTANT PROJECT-B (LEASE REVENUE LOC)       6.25         08/01/2011          3,915,686
        500,000    LAKE ELSINORE CA SCHOOL FINANCING AUTHORITY SPECIAL TAX
                   HORSETHIEF CANYON (SPECIAL TAX REVENUE)                               5.35         09/01/2010            534,900
        230,000    LOS ANGELES CA DEPARTMENT OF WATER & POWER PREREFUNDED MBIA IBC
                   BANK OF NEW YORK INSURED ESCROWED TO MATURITY (ELECTRIC REVENUE
                   LOC)                                                                  4.75         08/15/2011            230,414
      1,000,000    NAPA VALLEJO CA WASTE MANAGEMENT AUTHORITY SOLID WASTE TRANSFER
                   FACILITY (SOLID WASTE REVENUE)                                        5.10         02/15/2011          1,037,160

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

CALIFORNIA LIMITED-TERM TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
CALIFORNIA (CONTINUED)
$       100,000    NAPA VALLEY CALIFORNIA COMMUNITY COLLEGE DISTRICT CAPITAL
                   APPRECIATION (PROPERTY TAX REVENUE)^                                  2.41%        08/01/2005    $        99,771
      1,500,000    NEW HAVEN CA UNIFIED SCHOOL DISTRICT FSA INSURED (PROPERTY TAX
                   REVENUE LOC)                                                         12.00         08/01/2013          2,385,045
      1,400,000    NORTHERN CA TRANSMISSION REVENUE CALIFORNIA-OREGON TRANSMISSION
                   PROJECT SERIES A (POWER REVENUE LOC)                                  7.00         05/01/2013          1,695,918
      1,000,000    OAKLAND CA JOINT POWERS FINANCING AUTHORITY OAKLAND CONVENTION
                   CENTERS AMBAC INSURED (LEASE REVENUE LOC)                             5.00         10/01/2005          1,005,970
        590,000    ONTARIO CA REDEVELOPMENT FINANCING AUTHORITY REVENUE ONTARIO
                   REDEVELOPMENT PROJECT NO.1 MBIA INSURED (TAX INCREMENTAL
                   REVENUE LOC)                                                          6.90         08/01/2010            694,212
      1,000,000    ORANGE COUNTY CA SERIES A MBIA INSURED (LEASE REVENUE LOC)            5.60         07/01/2009          1,048,380
      1,965,000    OXNARD CA FINANCING AUTHORITY SOLID WASTE REVENUE (SEWER
                   REVENUE LOC)                                                          5.00         05/01/2011          2,114,988
        100,000    PLEASANT VALLEY SCHOOL DISTRICT VENTURA COUNTY CA TIERRA LINDA
                   SCHOOL MBIA INSURED (LEASE REVENUE LOC)                               5.10         08/01/2006            100,213
        820,000    RIALTO CA REDEVELOPMENT AGENCY MERGED PROJECT AREA SERIES A
                   (TAX INCREMENTAL REVENUE)                                             4.00         09/01/2005            821,640
        825,000    RIALTO CA REDEVELOPMENT AGENCY MERGED PROJECT AREA SERIES A
                   (TAX INCREMENTAL REVENUE)                                             4.50         09/01/2012            857,546
      1,300,000    SACRAMENTO CA COGENERATION AUTHORITY PROCTER AND GAMBLE PROJECT
                   PREREFUNDED (ELECTRIC REVENUE)**                                      6.50         07/01/2005          1,326,143
        985,000    SALINAS VALLEY CA SOLID WASTE AUTHORITY AMBAC INSURED (SOLID
                   WASTE REVENUE LOC)                                                    5.00         08/01/2012          1,063,061
      1,110,000    SAN DIEGO CA UNIFIED SCHOOL DISTRICT ELECTION 1998 SERIES D
                   FGIC INSURED (GENERAL OBLIGATION - SCHOOL DISTRICTS LOC)              5.25         07/01/2022          1,249,472
      1,110,000    SAN FRANCISCO CITY & COUNTY CA AIRPORT COMMISSION SECOND SERIES
                   ISSUE 14A MBIA INSURED (AIRPORT REVENUE LOC)                          8.00         05/01/2007          1,166,621
        270,000    SAN JACINTO CA COMMUNITY FACILITIES DISTRICT NO.2 SERIES A
                   (SPECIAL TAX REVENUE)                                                 3.85         09/01/2009            271,301
        300,000    STATE OF CALIFORNIA VETERANS BONDS SERIES AN (PROPERTY TAX
                   REVENUE)                                                              9.00         04/01/2009            362,346
      1,000,000    STATE OF CALIFORNIA XLCA-ICR INSURED (OTHER REVENUE LOC)              5.75         10/01/2010          1,123,880
      1,310,000    SUNNYVALE CA AMBAC INSURED (SOLID WASTE REVENUE LOC)                  5.00         10/01/2010          1,409,652
        285,000    SWEETWATER CA HIGH SCHOOL DISTRICT PUBLIC FINANCING AUTHORITY
                   SPECIAL TAX REVENUE SERIES B (SPECIAL TAX REVENUE)                    3.50         09/01/2007            288,161
        395,000    SWEETWATER CA HIGH SCHOOL DISTRICT PUBLIC FINANCING AUTHORITY
                   SPECIAL TAX REVENUE SERIES B (SPECIAL TAX REVENUE)                    3.50         09/01/2008            399,566
        645,000    SWEETWATER CA HIGH SCHOOL DISTRICT PUBLIC FINANCING AUTHORITY
                   SPECIAL TAX REVENUE SERIES B (SPECIAL TAX REVENUE)                    3.63         09/01/2013            638,898
        415,000    TRINITY COUNTY CA PUBLIC UTILITIES DISTRICT ELECTRIC
                   DISTRIBUTION FACILITIES AMBAC INSURED (LEASE REVENUE LOC)             5.00         04/01/2012            450,437
        245,000    WHITTIER PUBLIC FINANCING AUTHORITY CA SERIES A GREENLEAF AVE
                   WHITTIER REDEVELOPMENT (LEASE REVENUE)                                5.00         11/01/2012            259,244

                                                                                                                         74,688,460
                                                                                                                    ---------------
PUERTO RICO - 2.38%
      1,000,000    PUERTO RICO COMMONWEALTH INFRASTRUSTURE FINANCING AUTHORITY
                   SPECIAL AMBAC (SPECIAL TAX REVENUE LOC)**+/-                          2.31         01/01/2023          1,000,000
        805,000    PUERTO RICO COMMONWEALTH PUBLIC IMPROVEMENTS ECON DEFEASED TO
                   CALL DATE MBIA INSURED (PROPERTY TAX REVENUE LOC)                     5.75         07/01/2020            901,568

                                                                                                                          1,901,568
                                                                                                                    ---------------
TOTAL MUNICIPAL BONDS & NOTES (COST $75,384,408)                                                                         76,590,028
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

      CALIFORNIA LIMITED-TERM TAX-FREE FUND
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                     VALUE
SHORT-TERM INVESTMENTS - 4.78%
        581,000   FEDERATED TAX-FREE MONEY MARKET TRUST                                        $       581,000
      3,246,000   WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET TRUST~++                    3,246,000

                                                                                                     3,827,000
                                                                                               ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $3,827,000)                                                       3,827,000
                                                                                               ---------------
TOTAL INVESTMENTS IN SECURITIES

(COST $79,211,408)*                                            100.51%                         $    80,417,028
OTHER ASSETS AND LIABILITIES, NET                               (0.51)                                (408,847)
                                                               ------                          ---------------
TOTAL NET ASSETS                                               100.00%                         $    80,008,181
                                                               ======                          ===============

** THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

^     ZERO COUPON/ STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
      MATURITY.

+/-   VARIABLE RATE INVESTMENTS.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $3,246,000.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $79,166,773 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                                 $ 1,265,800
      GROSS UNREALIZED DEPRECIATION                                     (15,545)
                                                                    -----------
      NET UNREALIZED APPRECIATION (DEPRECIATION)                    $ 1,250,255

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

CALIFORNIA TAX-FREE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INVESTMENT COMPANIES - 2.80%

BOND FUNDS - 2.80%
         64,600    BLACKROCK CALIFORNIA INSURED MUNICIPAL TRUST                                                     $     1,044,582
        314,300    MUNIYIELD CALIFORNIA FUND                                                                              4,384,485
        414,378    MUNIYIELD CALIFORNIA INSURED FUND II                                                                   5,909,030
         30,000    PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST                                                       413,100
        100,000    VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST                                                          1,644,000
         60,100     VAN KAMPEN CALIFORNIA VALUE MUNICIPAL TRUST                                                             921,333
                                                                                                                         14,316,530
                                                                                                                    ---------------
TOTAL INVESTMENT COMPANIES (COST $12,996,148)                                                                            14,316,530
                                                                                                                    ---------------

PRINCIPAL                                                                           INTEREST RATE   MATURITY DATE
MUNICIPAL BONDS & NOTES - 94.90%

CALIFORNIA - 94.06%
$     4,500,000    ABAG FINANCE AUTHORITY FOR NONPROFIT CORPORATIONS CA CHANNING
                   HOUSE (NURSING HOME REVENUE)                                          5.50%        02/15/2029          4,705,020
      2,180,000    ABAG FINANCE AUTHORITY FOR NONPROFIT CORPORATIONS CA SCHOOL OF
                   MECHANIC ARTS (EDUCATIONAL FACILITIES REVENUE)                        5.30         10/01/2032          2,299,355
      2,000,000    ABAG FINANCIAL AUTHORITY FOR NONPROFIT CORPORATIONS CA STANFORD
                   UNIVERSITY HOSPITAL (OTHER REVENUE)**                                 5.50         11/01/2005          2,015,860
      1,500,000    ABC UNIFIED SCHOOL DISTRICT CAPITAL APPRECIATION SERIES B
                   (PROPERTY TAX REVENUE LOC)^                                           5.60         08/01/2018            860,715
      1,500,000    ANAHEIM PUBLIC FINANCING AUTHORITY PUBLIC IMPROVEMENTS PROJECT
                   SERIES C (LEASE REVENUE LOC)^                                         5.86         09/01/2022            697,485
      4,345,000    AZTEC SHOPS LIMITED CA SAN DIEGO STATE UNIVERSITY (COLLEGE AND
                   UNIVERSITY REVENUE)                                                   5.88         09/01/2020          4,625,166
      4,455,000    AZTEC SHOPS LIMITED CA SAN DIEGO STATE UNIVERSITY (COLLEGE AND
                   UNIVERSITY REVENUE)                                                   6.00         09/01/2031          4,704,480
      5,000,000    BAKERSFIELD CA CTFS (LEASE REVENUE)^                                  4.86         04/15/2021          2,487,600
        200,000    BAY AREA CA TOLL AUTHORITY SAN FRANCISCO BAY AREA SERIES C
                   AMBAC INSURED (TOLL ROAD REVENUE LOC)**+/-                            2.23         04/01/2025            200,000
      3,190,000    BELMONT CA COMMUNITY FACILITIES SPECIAL TAX DISTRICT #2000-1
                   LIBRARY PROJECT SERIES A AMBAC INSURED (TAX INCREMENTAL REVENUE
                   LOC)                                                                  5.75         08/01/2030          3,946,445
      5,000,000    BERKELEY CA UNIFIED SCHOOL DISTRICT ELECTION 2000 FSA INSURED
                   (PROPERTY TAX REVENUE LOC)                                            5.00         08/01/2027          5,293,050
      2,000,000    BRENTWOOD CA INFRASTRUCTURE FINANCING AUTHORITY FSA INSURED
                   (LEASE REVENUE LOC)                                                   4.75         09/02/2024          2,072,120
        535,000    BRENTWOOD CA INFRASTRUCTURE REFUNDING AUTHOTRITY REF-SUB-SERIES
                   B (OTHER REVENUE)                                                     5.15         09/02/2032            538,135
      1,000,000    BURBANK GLENDALE PASADENA CA AIRPORT AUTHORITY REVENUE SERIES B
                   (AIRPORT REVENUE LOC)                                                 5.00         07/01/2021          1,056,420
      1,195,000    BUTTE GLENN COMMUNITY COLLEGE SERIES A (PROPERTY TAX REVENUE
                   LOC)                                                                  5.50         08/01/2019          1,349,131
      1,500,000    CABRILLO CA UNIFIED SCHOOL DISTRICT SERIES A AMBAC INSURED
                   (PROPERTY TAX REVENUE LOC)^                                           5.40         08/01/2021            737,790
      2,000,000    CALIFORNIA EDUCATION FACILITIES AUTHORITY KECK GRADUATE
                   INSTITUTE (COLLEGE AND UNIVERSITY REVENUE)                            6.75         06/01/2030          2,179,320

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

CALIFORNIA TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
CALIFORNIA (CONTINUED)
$     1,500,000    CALIFORNIA EDUCATION FACILITIES AUTHORITY POOLED COLLEGE AND
                   UNIVERSITY PROJECTS SERIES B (COLLEGE AND UNIVERSITY REVENUE
                   LOC)**                                                                5.13%        04/01/2017    $     1,547,520
      1,000,000    CALIFORNIA EDUCATION FACILITIES AUTHORITY POOLED COLLEGE AND
                   UNIVERSITY PROJECTS SERIES B (COLLEGE AND UNIVERSITY REVENUE
                   LOC)**                                                                5.25         04/01/2024          1,022,810
      5,000,000    CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY ADVENTIST
                   HEALTH SYSTEMS SERIES A (HEALTHCARE FACILITIES REVENUE LOC)           5.00         03/01/2028          5,114,750
      3,000,000    CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY CASA COLINA
                   (HEALTHCARE FACILITIES REVENUE LOC)                                   6.00         04/01/2022          3,233,970
      2,000,000    CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY INSURED DE LAS
                   COMPANAS SERIES A (HEALTHCARE FACILITIES REVENUE LOC)                 5.75         07/01/2015          2,044,700
      2,000,000    CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY INSURED SCRIPPS
                   MEMORIAL HOSPITAL SERIES A (HEALTHCARE FACILITIES REVENUE LOC)        6.40         10/01/2012          2,018,420
      1,795,000    CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY INSURED SCRIPPS
                   MEMORIAL HOSPITAL SERIES A (HEALTHCARE FACILITIES REVENUE LOC)        6.25         10/01/2013          1,810,850
      2,750,000    CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY INSURED SUTTER
                   HEALTH SERIES C (HEALTHCARE FACILITIES REVENUE LOC)                   5.13         08/15/2022          2,902,790
        210,000    CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY SMALL FACILITY
                   LOAN SERIES A (HEALTHCARE FACILITIES REVENUE LOC)                     6.75         03/01/2020            210,590
      1,000,000    CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY ST. FRANCIS
                   MEMORIAL HOSPITAL SERIES C (HEALTHCARE FACILITIES REVENUE)            5.88         11/01/2023          1,220,400
      6,000,000    CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY SUTTER HEALTH
                   SERIES A (HEALTHCARE FACILITIES REVENUE)                              6.25         08/15/2031          6,736,800
      2,000,000    CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY THE EPISCOPAL
                   HOME (HEALTHCARE FACILITIES REVENUE LOC)                              5.25         02/01/2021          2,124,380
        435,000    CALIFORNIA HOUSING FINANCE AGENCY MULTI UNIT RENTAL HOUSING
                   SERIES B II (HOUSING REVENUE)                                         6.70         08/01/2015            438,436
      5,000,000    CALIFORNIA HOUSING FINANCING AGENCY HOME MORTGAGE SERIES G FSA
                   INSURED (HOUSING REVENUE LOC)**+/-                                    2.95         08/01/2031          5,000,000
      5,000,000    CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK (LEASE
                   REVENUE LOC)**                                                        5.50         06/01/2025          5,627,200
      5,350,000    CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK J DAVID
                   GLADSTONE INSTITUTE PROJECT (HEALTHCARE FACILITIES REVENUE)           5.25         10/01/2034          5,563,358
      1,275,000    CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK SCRIPPS
                   RESEARCH INSTITUTE SERIES A (HEALTHCARE FACILITIES REVENUE)           5.75         07/01/2030          1,366,825
      1,425,000    CALIFORNIA PUBLIC WORKS BOARD DEPARTMENT OF GENERAL SERVICES
                   TEALE DATA CENTER SERIES B (LEASE REVENUE LOC)                        5.25         03/01/2019          1,544,771
        210,000    CALIFORNIA RURAL HOME MORTGAGE FINANCE AUTHORITY SERIES B
                   (HOUSING REVENUE LOC)                                                 6.25         12/01/2031            212,255
        310,000    CALIFORNIA RURAL HOME MORTGAGE FINANCE AUTHORITY SERIES B5
                   (HOUSING REVENUE LOC)+/-                                              6.35         12/01/2029            317,400
      1,090,000    CALIFORNIA SPECIAL DISTRICT ASSOCIATION FINANCE CORPORATION
                   SERIES MM (LEASE REVENUE)                                             5.50         06/01/2021          1,129,120
      5,000,000    CALIFORNIA STATE AMBAC TCRS BANK OF NEW YORK (GENERAL OBLIGATION
                   - STATES,TERRITORIES LOC)                                             5.25         12/01/2024          5,413,000
      3,695,000    CALIFORNIA STATE DAILY KINDERGARTEN UNIVERSITY A-3 (PROPERTY TAX
                   REVENUE)**+/-                                                         2.48         05/01/2034          3,695,000
      3,000,000    CALIFORNIA STATE DEPARTMENT OF VETERAN AFFAIRS SERIES A AMBAC
                   INSURED (OTHER REVENUE LOC)                                           5.30         12/01/2021          3,217,290
      2,000,000    CALIFORNIA STATE DEPARTMENT OF WATER RESOURCES SERIES C-7 FSA
                   INSURED (WATER REVENUE LOC)+/-**                                      2.22         05/01/2022          2,000,000
      5,000,000    CALIFORNIA STATE DEPARTMENT OF WATER RESOURCES SERIES J-2 (WATER
                   REVENUE)                                                              6.00         12/01/2007          5,378,100

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

CALIFORNIA TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
CALIFORNIA (CONTINUED)
$     1,000,000    CALIFORNIA STATE DWR POWER SUPPLY REVENUE SERIES B-6 (WATER &
                   WASTEWATER AUTHORITY REVENUE)**+/-                                   2.20%         05/01/2022    $     1,000,000
      1,000,000    CALIFORNIA STATE PUBLIC WORKS BOARD LEASE REVENUE MUNICIPAL BOND
                   INSURANCE ASSOCIATION (LEASE REVENUE LOC)+/-**                       2.31          05/01/2013          1,000,000
      3,500,000    CALIFORNIA STATE UNIVERSITY FRESNO ASSOCIATION INCORPORATED
                   SR-AUX ORGANIZATION EVENT CENTER (COLLEGE AND UNIVERSITY REVENUE
                   LOC)**                                                               6.00          07/01/2022          4,092,865
      7,830,000    CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY CATHOLIC
                   HEALTHCARE WEST (HEALTHCARE FACILITIES REVENUE)                      6.50          07/01/2020          8,713,615
      3,070,000    CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY CEDARS
                   SINAI MEDICAL CENTER (HEALTHCARE FACILITIES REVENUE)                 6.50          08/01/2012          3,381,758
      2,000,000    CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY CHILDRENS
                   HOSPITAL LA MBIA IBC (HEALTHCARE FACILITIES REVENUE LOC)             5.25          08/15/2029          2,149,880
      2,000,000    CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY CHILDRENS
                   HOSPITAL LOS ANGELES MBIA (HEALTHCARE FACILITIES REVENUE LOC)        5.25          08/15/2029          2,149,880
      2,010,000    CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY PIONEER
                   PARK PROJECT SERIES T (HOUSING REVENUE LOC)                          6.10          12/20/2035          2,142,640
      1,500,000    CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY REVENUE
                   CTFS PARTICIPATION HOUSE EAR INSTITUTE (LEASE REVENUE LOC)**+/-      2.23          12/01/2018          1,500,000
      4,210,000    CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY SERIES B
                   (WATER & WASTEWATER AUTHORITY REVENUE LOC)                           5.25          10/01/2027          4,571,302
      5,000,000    CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY THE
                   INTERNEXT GROUP (HEALTHCARE FACILITIES REVENUE)                      5.38          04/01/2017          5,153,550
      1,500,000    CALIFORNIA STATEWIDE COMMUNITY DEVELOPMENT AUTHORITY CERTIFICATE
                   PARTICIPATION OBLIGATED GROUP ACA INSURED (HOSPITAL REVENUE
                   LOC)+/-**                                                            4.40          12/01/2028          1,500,000
      1,000,000    CAMPBELL CA UNION HIGH SCHOOL DISTRICT ELECTION OF 1999 FGIC
                   INSURED (PROPERTY TAX REVENUE LOC)                                   5.00          08/01/2032          1,062,220
        180,000    CAPITOL AREA DEVELOPMENT AUTHORITY SERIES A (LEASE REVENUE LOC)      6.50          04/01/2012            180,578
      1,080,000    CARSON CALIFORNIA REDEVELOPMENT AGENCY TAX ALLOCATION SERIES A
                   (TAX INCREMENTAL REVENUE LOC)                                        5.25          10/01/2019          1,213,412
      1,140,000    CARSON CALIFORNIA REDEVELOPMENT AGENCY TAX ALLOCATION SERIES A
                   (TAX INCREMENTAL REVENUE LOC)                                        5.25          10/01/2020          1,280,824
      5,000,000    CENTER UNIFIED SCHOOL DISTRICT CA CAPITAL APPRECIATION SERIES C
                   (PROPERTY TAX REVENUE LOC)^                                          5.70          09/01/2021          2,450,300
      2,645,000    CENTRAL VALLEY SCHOOL DISTRICT FINANCING AUTHORITY SERIES A
                   (EDUCATIONAL FACILITIES REVENUE LOC)                                 6.45          02/01/2018          3,254,196
      3,000,000    CHICO PUBLIC FINANCING AUTHORITY TAX ALLOCATION MERGED
                   REDEVELOPMENT AREA PROJECT (TAX INCREMENTAL REVENUE LOC)             5.13          04/01/2021          3,223,530
      1,800,000    CHINO BASIN REGIONAL FINANCING AUTHORITY CA MUNICIPAL WATER
                   DISTRICT SEWER SYSTEM PROJECT (SEWER REVENUE LOC)                    6.00          08/01/2016          1,840,914
      1,000,000    COLTON JOINT UNIFIED SCHOOL DISTRICT SERIES A (PROPERTY TAX
                   REVENUE LOC)                                                         5.38          08/01/2017          1,129,010
        270,000    CONTRA COSTA COUNTY CA GNMA (HOUSING REVENUE LOC)                    7.75          05/01/2022            365,672
        885,000    CONTRA COSTA COUNTY CA PUBLIC FINANCING AUTHORITY PLEASANT HILL
                   (TAX ALLOCATION REVENUE)**                                           5.25          08/01/2028            973,190
      4,615,000    CONTRA COSTA COUNTY CA PUBLIC FINANCING AUTHORITY PLEASANT HILL
                   (TAX ALLOCATION REVENUE)                                             5.25          08/01/2028          4,755,204
      2,755,000    CONTRA COSTA TRANSPORTATION AUTHORITY CA SERIES A (SALES TAX
                   REVENUE)                                                             6.50          03/01/2009          3,012,675
        805,000    COUNTY OF MERCED CA REFUNDED CONSTRUCTION (LEASE REVENUE LOC)        6.00          10/01/2012            811,834
      1,035,000    DALY CITY HOUSING DEVELOPMENT FINANCE AGENCY CA FRANCISCAN
                   ACQUISITION PROJECT SERIES A (HOUSING REVENUE)                       5.65          12/15/2019          1,100,526

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

CALIFORNIA TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                     INTEREST RATE   MATURITY DATE       VALUE
CALIFORNIA (CONTINUED)
$     1,095,000    DINUBA CA UNIFORM SCHOOL DISTRICT FINANCING PROJECT AMBAC
                   INSURED (LEASE REVENUE LOC)                                           4.50%        02/01/2024    $     1,108,195
      5,250,000    DUARTE CA SERIES A (HEALTHCARE FACILITIES REVENUE)                    5.25         04/01/2024          5,380,410
      2,000,000    DUARTE CA SERIES A ACA (HEALTHCARE FACILITIES REVENUE LOC)            5.25         04/01/2019          2,077,880
      4,000,000    DUARTE REDEVELOPMENT AGENCY CA MERGED REDEVELOPMENT PROJECT
                   (TAX INCREMENTAL REVENUE)^                                            6.66         12/01/2016          2,198,720
      3,300,000    EAST PALO ALTO REDEVELOPMENT AGENCY TAX ALLOCATION UNIVERSITY
                   CIRCLE GATEWAY 101 CORRIDOR PROJECT (TAX INCREMENTAL REVENUE)         6.63         10/01/2029          3,552,120
      4,800,000    EAST SIDE UNION HIGH SCHOOL DISTRICT CALIFORNIA SANTA CLARA
                   COUNTY CAPITAL APPRECIATION-ELECTION 2002 SERIES E ZERO COUPON
                   BONDS XLCA (GENERAL OBLIGATION - SCHOOL DISTRICTS LOC)^               4.97         08/01/2023          1,997,952
      4,430,000    EAST SIDE UNION HIGH SCHOOL DISTRICT SANTA CLARA COUNTY CA
                   SERIES A (PROPERTY TAX REVENUE LOC)^                                  5.78         09/01/2018          2,378,113
      5,185,000    EAST SIDE UNION HIGH SCHOOL DISTRICT SANTA CLARA COUNTY CA
                   SERIES A (PROPERTY TAX REVENUE LOC)^                                  5.82         09/01/2019          2,669,705
      5,420,000    EAST SIDE UNION HIGH SCHOOL DISTRICT SANTA CLARA COUNTY CA
                   SERIES A (PROPERTY TAX REVENUE LOC)^                                  5.87         09/01/2020          2,552,170
      2,500,000    EL MONTE CA DEPARTMENT OF PUBLIC SERVICES FACILITIES PROJECT
                   PHASE II (LEASE REVENUE LOC)                                          5.25         01/01/2034          2,642,875
        500,000    EMERYVILLE PUBLIC FINANCING AUTHORITY CA ASSESSMENT
                   DISTRIBUTION REFINANCING (SPECIAL FACILITIES REVENUE)                 5.75         09/02/2014            510,530
      1,750,000    EMERYVILLE PUBLIC FINANCING AUTHORITY CA ASSESSMENT
                   DISTRIBUTION REFINANCING (SPECIAL FACILITIES REVENUE)                 5.90         09/02/2021          1,786,085
      2,125,000    ESCONDIDO JOINT POWERS FINANCING AUTHORITY CA CENTER FOR THE
                   ARTS PROJECT (LEASE REVENUE LOC)                                      6.00         09/01/2018          2,186,774
      2,000,000    ESCONDIDO JOINT POWERS FINANCING AUTHORITY CA CIVIC CENTER
                   PROJECT SERIES B (LEASE REVENUE LOC)                                  6.13         09/01/2011          2,233,220
      1,595,000    FOLSOM CORDOVA UNION SCHOOL DISTRICT FACILITIES IMPROVEMENT
                   DISTRICT NO.2 CAPITAL APPRECIATION SERIES A (PROPERTY TAX
                   REVENUE LOC)^                                                         5.34         10/01/2019            861,826
      6,000,000    FONTANA CALIFORNIA PUBLIC FINANCING AUTHORITY TAX ALLOCATOIN
                   REVENUE SUB LIEN- NORTH FONTANA REDEVELOPEMENT A (TAX
                   ALLOCATION REVENUE LOC)                                               5.00         10/01/2032          6,405,420
      1,285,000    FONTANA REDEVELOPMENT AGENCY CA JURUPA HILLS REDEVELOPMENT
                   PROJECT SERIES A (TAX INCREMENTAL REVENUE)                            5.50         10/01/2017          1,368,384
      5,040,000    FONTANA REDEVELOPMENT AGENCY CA JURUPA HILLS REDEVELOPMENT
                   PROJECT SERIES A (TAX INCREMENTAL REVENUE)                            5.50         10/01/2027          5,258,635
      4,785,000    FONTANA REDEVELOPMENT AGENCY CA JURUPA HILLS REDEVELOPMENT
                   PROJECT SERIES A (TAX INCREMENTAL REVENUE)                            5.60         10/01/2027          5,063,631
      3,000,000    FONTANA UNIFIED SCHOOL DISTRICT CA SERIES C (PROPERTY TAX
                   REVENUE LOC)**                                                        6.15         05/01/2020          3,247,230
      1,000,000    FRESNO CA STREET IMPROVEMENT PROJECT (LEASE REVENUE)                  6.63         12/01/2011          1,014,920
      1,250,000    FRESNO COUNTY FINANCING AUTHORITY CA AMERICAN AVENUE LANDFILL
                   PROJECT (SPECIAL FACILITIES REVENUE LOC)                              5.75         05/15/2014          1,278,212
      2,420,000    GOLDEN WEST SCHOOLS FINANCING AUTHORITY CA CAPITAL
                   APPRECIATION SERIES A(OTHER REVENUE LOC)^                             4.89         08/01/2015          1,623,046
      1,000,000    GROSSMONT CUYAMACA CALIFORNIA COMMUNITY COLLEGE DISTRICT
                   FINANCIAL GUARANTY INSURANCE CORPORATION (PROPERTY TAX REVENUE
                   LOC)**+/-                                                             2.31         08/01/2024          1,000,000
      2,500,000    HAWAIIAN GARDENS REDEVELOPMENT AGENCY CA (TAX INCREMENTAL
                   REVENUE)                                                              6.00         12/01/2013          2,759,750
      4,500,000    HAWTHORNE SCHOOL DISTRICT CA (LEASE REVENUE LOC)^                     5.14         11/01/2025          4,898,430
      3,750,000    INDUSTRY URBAN DEVELOPMENT AGENCY CA TAX ALLOCATION CIVIC
                   RECREATION SERIES A (TAX INCREMENTAL REVENUE LOC)                     5.00         05/01/2017          3,924,975

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

CALIFORNIA TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
CALIFORNIA (CONTINUED)
$     1,555,000    INGLEWOOD CA REDEVELOPMENT AGENCY SERIES A MERGED
                   REDEVELOPMENT PROJECT (TAX INCREMENTAL REVENUE LOC)                  5.25%         05/01/2017    $     1,765,065
        270,000    JAMUL-DULZURA UNION SCHOOL DISTRICT SERIES C (PROPERTY TAX
                   REVENUE)                                                             6.40          08/01/2016            270,705
      2,000,000    KERN HIGH SCHOOL DISTRICT SERIES D (PROPERTY TAX REVENUE LOC)        5.60          08/01/2012          2,057,280
      2,000,000    LAGUNA SALADA UNION SCHOOL DISTRICT CA CAPITAL APPRECIATION
                   SERIES B (PROPERTY TAX REVENUE LOC)^                                 5.38          08/01/2020          1,034,180
      3,010,000    LAKE ELSINORE CA SCHOOL FINANCING AUTHORITY REVENUE SPECIAL
                   TAX HORSETHIEF CANYON (SPECIAL TAX REVENUE)                          5.63          09/01/2016          3,194,001
      4,000,000    LAKE ELSINORE PUBLIC FINANCING AUTHORITY CA SERIES A (TAX
                   INCREMENTAL REVENUE)                                                 5.50          09/01/2030          4,097,120
      2,965,000    LANCASTER CA SCHOOL DISTRICT (GENERAL OBLIGATION - SCHOOL
                   DISTRICTS LOC)^                                                      5.79          08/01/2024          1,244,648
      3,000,000    LONG BEACH FINANCING AUTHORITY CA (LEASE REVENUE LOC)                6.00          11/01/2008          3,296,280
      1,500,000    LONG BEACH FINANCING AUTHORITY CA (LEASE REVENUE LOC)                6.00          11/01/2017          1,783,710
      2,900,000    LOS ALTOS SCHOOL DISTRICT CA ELECTION OF 1998 SERIES B
                   CAPITAL APPRECIATION (PROPERTY TAX REVENUE LOC)^                     5.69          08/01/2021          1,286,005
      2,000,000    LOS ANGELES COUNTY CA (LEASE REVENUE LOC)                            6.00          12/01/2015          2,414,680
      1,025,000    LOS ANGELES COUNTY CA CAPITAL APPRECIATION AMBAC INSURED
                   (LEASE REVENUE LOC)^                                                 5.05          09/01/2020            524,492
      2,700,000    LOS ANGELES COUNTY CAPITAL ASSET LEASING CORPORATION CA
                   SERIES B (LEASE REVENUE LOC)                                         6.00          12/01/2014          3,235,653
      2,750,000    LOS ANGELES DEPARTMENT OF WATER & POWER CA REFUNDED BALANCE
                   SECOND ISSUE MBIA (ELECTRIC REVENUE LOC)**                           5.00          10/15/2017          2,764,052
      4,745,000    LOS ANGELES HARBOR DEPARTMENT CA SERIES B (AIRPORT REVENUE)          5.38          11/01/2015          4,911,360
      2,720,000    LOS ANGELES HARBOR DEPARTMENT CA SERIES B (AIRPORT REVENUE)          5.38          11/01/2023          2,812,018
      2,200,000    LOS ANGELES UNIFIED SCHOOL DISTRICT CA MULTIPLE PROPERTY
                   PROJECTS SERIES A (LEASE REVENUE LOC)**                              5.50          10/01/2010          2,321,484
      2,500,000    MERCED CA UNION HIGH SCHOOL DISTRICT CAPITAL APPRECIATION
                   SERIES A FGIC INSURED (PROPERTY TAX REVENUE LOC)^                    5.19          08/01/2023          1,106,075
      2,235,000    MERCED UNION HIGH SCHOOL DISTRICT CA CAPITAL APPRECIATION
                   SERIES A (PROPERTY TAX REVENUE LOC)^                                 5.70          08/01/2018          1,282,465
        845,000    MIDPENINSULA REGIONAL OPEN SPACE DISTRICT CA PROMISSORY NOTES
                   (PROPERTY TAX REVENUE)                                               7.00          09/01/2014            851,008
      4,375,000    MONROVIA REDEVELOPMENT AGENCY CA CENTRAL REDEVELOPMENT
                   PROJECT AREA 1 (TAX INCREMENTAL REVENUE LOC)                         5.00          05/01/2021          4,672,675
      2,000,000    MONTCLAIR CA FINANCING AUTHORITY PUBLIC FACILITIES PROJECTS
                   LEASE REVENUE (LEASE REVENUE LOC)                                    4.70          10/01/2035          2,023,820
      1,260,000    MOUNTAIN VIEW LOS ALTOS UNION HIGH SCHOOL DISTRICT CA SERIES
                   D (PROPERTY TAX REVENUE LOC)^                                        5.91          08/01/2019            687,242
      1,080,000    NAPA VALLEJO CA WASTE MANAGEMENT AUTHORITY SOLID WASTE
                   TRANSFER FACILITY (SOLID WASTE REVENUE)                              5.50          02/15/2013          1,126,375
        720,000    NATOMAS UNIFIED SCHOOL DISTRICT CA SERIES A (PROPERTY TAX
                   REVENUE LOC)                                                         5.75          09/01/2012            723,643
      5,000,000    NORTHERN CA TRANSMISSION REVENUE CALIFORNIA-OREGON
                   TRANSMISSION PROJECT SERIES A (POWER REVENUE LOC)                    7.00          05/01/2013          6,056,850
      1,045,000    NOVATO CA REDEVELOPMENT AGENCY TAX ALLOCATION XLCA INSURED
                   (TAX ALLOCATION REVENUE LOC)                                         4.40          09/01/2027          1,022,052
      3,955,000    OAK GROVE CA SCHOOL DISTRICT (PROPERTY TAX REVENUE LOC)              4.25          08/01/2023          3,967,775
      1,495,000    OAK VALLEY CA HOSPITAL DISTRICT FGIC INSURED (PROPERTY TAX
                   REVENUE LOC)%%                                                       4.50          07/01/2025          1,511,819
      1,465,000    OAKLAND CA (PROPERTY TAX REVENUE LOC)                                6.00          06/15/2012          1,467,578
      1,305,000    OCEANSIDE CA COMMUNITY DEVELOPEMENT TAX ALLOCATION DOWNTOWN
                   REDEVELOPEMENT PROJECT XLCA INSURED (TAX ALLOCATION REVENUE
                   LOC)                                                                 4.50          09/01/2020          1,329,495

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

CALIFORNIA TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE       VALUE
CALIFORNIA (CONTINUED)
$     1,500,00O    ONTARIO REDEVELOPMENT FINANCING AUTHORITY CA ONTARIO
                   REDEVELOPMENT PROJECT NO.1 (SPECIAL TAX REVENUE LOC)                  6.00%        08/01/2015     $    1,542,930
      1,000,00O    ORANGE COUNTY CA SANITATION DISTRICT SERIES A DEXIA PUBLIC
                   FINANCE INSURED (SEWER REVENUE)**+/-                                  2.20         08/01/2029          1,000,000
      2,160,00O    ORCHARD SCHOOL DISTRICT CA CAPITAL APPRECIATION ELECTION OF
                   2000 SERIES A (PROPERTY TAX REVENUE LOC)^                             5.83         08/01/2024            906,725
       8,000,00    PALM SPRINGS CA CERTIFICATE (HOSPITAL REVENUE)^                       4.78         04/15/2021          3,980,160
       1,000,00    PARAMOUNT UNIFIED SCHOOL DISTRICT CA CAPITAL APPRECIATION
                   SERIES A (PROPERTY TAX REVENUE LOC)^                                  5.75         09/01/2021            488,510
       1,000,00    PARAMOUNT UNIFIED SCHOOL DISTRICT CA CAPITAL APPRECIATION
                   SERIES A (PROPERTY TAX REVENUE LOC)^                                  5.77         09/01/2022            463,430
       1,825,00    PASADENA CA OLD PASADENA PARKING FACILITIES PROJECT
                   (LEASE REVENUE)                                                       6.25         01/01/2018          2,139,247
       1,030,00    PERRIS PUBLIC FINANCING AUTHORITY CA TAX ALLOCATION
                   SERIES A (TAX INCREMENTAL REVENUE LOC)                                5.25         10/01/2020          1,133,989
       2,045,00    PERRIS PUBLIC FINANCING AUTHORITY CA TAX ALLOCATION
                   SERIES A (TAX INCREMENTAL REVENUE)                                    5.75         10/01/2031          2,205,635
       2,000,00    PICO RIVERA CA WATER AUTHORITY REVENUE WATER SYSTEM
                   PROJECT SERIES A (WATER REVENUE LOC)                                  5.50         05/01/2019          2,332,280
       5,500,00    PICO RIVERA WATER AUTHORITY CA SERIES A (WATER REVENUE)               6.25         12/01/2032          5,953,420
       2,515,00    PLACENTIA REDEVELOPMENT AUTHORITY CA SERIES A (TAX
                   INCREMENTAL REVENUE)                                                  5.85         08/01/2032          2,711,572
       2,680,00    PONOMA UNIFIED SCHOOL DISTRICT CA SERIES A (PROPERTY
                   TAX REVENUE LOC)                                                      6.55         08/01/2029          3,583,803
       2,000,00    PORT OF OAKLAND CA SERIES L (HARBOR DEPARTMENT REVENUE LOC)           5.50         11/01/2020          2,203,320
       5,000,00    PORT OF OAKLAND CA SERIES L (HARBOR DEPARTMENT REVENUE LOC)           5.00         11/01/2021          5,243,600
       3,600,00    PORT REDWOOD CITY CA (HARBOR DEPARTMENT REVENUE)                      5.13         06/01/2030          3,592,296
       1,000,00    REDLANDS CA REDEVELOPMENT AGENCY TAX ALLOCATION REVENUE
                   REDEVELOPMENT PROJECT AREA CLASS A (TAX REVENUE LOC)                  4.63         08/01/2022          1,024,710
       1,345,00    RIALTO REDEVELOPMENT AGENCY CA MERGED PROJECT AREA SERIES A
                   (TAX INCREMENTAL REVENUE)                                             4.88         09/01/2018          1,384,677
       1,000,00    RIALTO REDEVELOPMENT AGENCY CA MERGED PROJECT AREA SERIES A
                   (TAX INCREMENTAL REVENUE)                                             5.00         09/01/2021          1,033,380
       1,100,00    RICHMOND JOINT POWERS FINANCING AUTHORITY CA LEASE & GAS
                   TAX SERIES A (LEASE REVENUE)                                          5.25         05/15/2013          1,131,944
       8,595,00    RIVERSIDE COUNTY ASSET LEASING CORPORATION CA RIVERSIDE
                   COUNTY HOSPITAL PROJECT (HEALTHCARE FACILITIES REVENUE LOC)^          5.68         06/01/2026          3,160,553
          5,000    RIVERSIDE COUNTY CA GNMA SERIES A (HOUSING REVENUE LOC)               6.85         10/01/2016              5,130
       1,310,00    RIVERSIDE COUNTY CA PUBLIC FINANCING AUTHORITY TAX ALLOCATION
                   REVENUE UNREFUNDED BAL REDEVELOPMENT PROJECTS SERIES A (TAX
                   ALLOCATION REVENUE)**                                                 5.50         10/01/2022          1,379,823
       3,250,00    RIVERSIDE COUNTY CA PUBLIC FINANCING AUTHORITY TAX ALLOCATION
                   REVENUE UNREFUNDED BAL REDEVELOPMENT PROJECTS SERIES A (TAX
                   ALLOCATION REVENUE)                                                   5.50         10/01/2022          3,337,198
       3,990,00    ROCKLIN REDEVELOPMENT AGENCY CA ROCKLIN REDEVELOPMENT PROJECT
                   SERIES A (TAX INCREMENTAL REVENUE)                                    5.50         09/01/2031          4,185,071
       2,500,00    SACRAMENTO CALIFORNIA CITY FINANCING AUTHORITY REVENUE BONDS
                   FGIC INSURED (STATE & LOCAL GOVERNMENTS LOC)%%                        5.00         12/01/2017          2,767,400
          5,000    SACRAMENTO CITY FINANCING AUTHORITY CA UNREFUNDED BALANCE
                   (OTHER REVENUE)                                                       6.70         11/01/2011              5,016
       2,085,00    SACRAMENTO COUNTY CA SANITATION DISTRICT FINANCING AUTHORITY
                   (SEWER REVENUE)**                                                     4.75         12/01/2023          2,114,002
       2,870,00    SACRAMENTO COUNTY HOUSING AUTHORITY VERANDAS APARTMENTS
                   PROJECT SERIES H (HOUSING REVENUE LOC)                                5.70         03/01/2034          3,013,184

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

CALIFORNIA TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE       VALUE
CALIFORNIA (CONTINUED)
$     300,000      SACRAMENTO MUNICIPAL UTILITY DISTRICT CA ESCROWED TO MATURITY
                   SERIES C (ELECTRIC REVENUE LOC)                                       5.75%       11/15/2008     $     301,191
      2,500,000    SACRAMENTO MUNICIPAL UTILITY DISTRICT SERIES A (ELECTRIC
                   REVENUE LOC)                                                          6.25        08/15/2010         2,809,575
      3,200,000    SAN DIEGO COUNTY CA BURNHAM INSTITUTE PROJECT (LEASE REVENUE)         6.25        09/01/2029         3,373,408
      4,500,000    SAN DIEGO COUNTY REGIONAL TRANSPORTATION COMMISSION CA SERIES A
                   (SALES TAX REVENUE)                                                   6.00        04/01/2008         4,775,040
      3,910,000    SAN DIEGO REDEVELOPMENT AGENCY CA CAPITAL APPRECIATION TAX
                   ALLOCATION CENTRE (TAX INCREMENTAL REVENUE LOC)^                      5.52        09/01/2023         1,723,411
      1,060,000    SAN DIEGO REDEVELOPMENT AGENCY CA CENTRE CITY SUB PARKING
                   SERIES B (PARKING FACILITIES REVENUE)                                 5.30        09/01/2020         1,099,909
      2,500,000    SAN FRANCISCO CITY & COUNTY AIRPORT COMMISSION CA SECOND SERIES
                   27B (AIRPORT REVENUE LOC)                                             5.00        05/01/2019         2,689,450
      2,390,000    SAN FRANCISCO CITY & COUNTY AIRPORT COMMISSION SECOND SERIES
                   ISSUE 15A (AIRPORT REVENUE LOC)                                       5.00        05/01/2017         2,480,605
      1,915,000    SAN JACINTO CA REDEVELOPMENT AGENCY TAX ALLOCATION REVENUE
                   REDEVELOPMENT PROJECT AREA XLCA (TAX INCREMENTAL REVENUE LOC)         4.50        08/01/2024         1,930,397
      5,055,000    SAN JOAQUIN HILLS CA TRANSPORTATION CORRIDOR AGENCY (TOLL ROAD
                   REVENUE)^                                                             5.12        01/01/2023         2,380,147
      6,000,000    SAN JOAQUIN HILLS CA TRANSPORTATION CORRIDOR AGENCY TOLL ROAD
                   REVENUE (TOLL ROAD REVENUE)^                                          5.55        01/01/2024         2,681,760
      5,000,000    SAN JOAQUIN HILLS CA TRANSPORTATION CORRIDOR AGENCY TOLL ROAD
                   REVENUE (TOLL ROAD REVENUE)^                                          5.33        01/01/2025         2,127,400
      5,510,000    SAN JOAQUIN HILLS CA TRANSPORTATION CORRIDOR AGENCY TOLL ROAD
                   REVENUE SR LIEN - CABS (TOLL ROAD REVENUE)^                           4.88        01/01/2019         3,168,470
      4,000,000    SAN JOAQUIN HILLS TRANSPORTATION CORRIDOR AGENCY CA SENIOR LIEN
                   (TOLL ROAD REVENUE)**                                                 7.55        01/01/2008         4,541,280
      3,300,000    SAN JOSE CA CAPITAL ACCUMULATOR (HOUSING REVENUE LOC)^                4.63        04/01/2016         2,132,988
      3,300,000    SAN JOSE CA EL PARADOR APARTMENTS PROJECT SERIES A (HOUSING
                   REVENUE)                                                              6.20        01/01/2041         3,507,075
      5,000,000    SAN JOSE EVERGREEN CA COMMUNITY COLLEGE DISTRIBUTION ELECTION
                   2004-SERIES A (EDUCATIONAL FACILITIES REVENUE LOC)^                   5.21        09/01/2025         1,820,000
      1,205,000    SAN JOSE UNIFIED SCHOOL DISTRICT (LEASE REVENUE LOC)^                 5.52        01/01/2021           608,139
      5,715,000    SAN MARCOS CA PUBLIC FACILITIES AUTHORITY TAX ALLOCATION REVENUE
                   AMBAC INSURED (TAX INCREMENTAL REVENUE LOC)                           5.00        08/01/2025         6,172,829
      1,300,000    SAN MARCOS CA PUBLIC FACILITIES REVENUE (STATE & LOCAL
                   GOVERNMENTS)^                                                         4.55        01/01/2019           747,552
      5,020,000    SAN MARCOS CA PUBLIC FINANCING AUTHORITY REVENUE SERIES A
                   (GENERAL OBLIGATION - STATES, TERRITORIES)                            6.25        09/02/2022         6,178,867
      1,310,000    SAN MARCOS PUBLIC FACILITIES AUTHORITY CA ESCROWED TO MATURITY
                   (STATE & LOCAL GOVERNMENTS)^                                          4.77        01/01/2015           912,638
      1,000,000    SAN MATEO REDEVELOPMENT AGENCY (TAX INCREMENTAL REVENUE)              5.40        08/01/2018         1,069,470
      3,135,000    SAN SEDRO CA SCHOOL DISTRICT CAPITAL APPRECIATION SERIES D
                   (PROPERTY TAX REVENUE LOC)^                                           4.98        08/01/2022         1,458,277
      3,000,000    SANTA ANA CA FINANCING AUTHORITY INNER CITY COMMUTER SERIES C
                   (LEASE REVENUE)                                                       5.60        09/01/2019         3,182,280
      3,000,000    SANTA CLARA COUNTY HOUSING AUTHORITY CA BLOSSOM RIVER APARTMENTS
                   SERIES A (HOUSING REVENUE)                                            6.50        09/01/2039         2,947,140
      1,750,000    SIMI VALLEY UNIFIED SCHOOL DISTRICT CAPITAL IMPROVEMENT PROJECTS
                   (LEASE REVENUE LOC)                                                   5.25        08/01/2022         2,009,438
      1,000,000    SONOMA VALLEY UNIFIED SCHOOL DISTRICT (PROPERTY TAX REVENUE LOC)      6.00        07/15/2021         1,042,870

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

CALIFORNIA TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE   MATURITY DATE        VALUE
CALIFORNIA (CONTINUED)
$     1,765,000    SOUTH GATE PUBLIC FINANCING AUTHORITY CA SOUTH GATE
                   REDEVELOPMENT PROJECT NO.1 (TAX INCREMENTAL REVENUE LOC)                5.25%        09/01/2019    $   1,931,298
         20,000    SOUTHERN CALIFORNIA HOME FINANCING AUTHORITY GNMA & FNMA SERIES
                   A (HOUSING REVENUE LOC)                                                 6.75         09/01/2022           20,008
      1,270,000    SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY (ELECTRIC REVENUE)           6.75         07/01/2011        1,490,980
          5,000    STOCKTON CA MORTGAGE BACKED SECURITIES PROGRAM SERIES A (HOUSING
                   REVENUE LOC)                                                            7.50         02/01/2023            5,116
      5,690,000    SULPHUR SPRINGS UNION SCHOOL DISTRICT CA INTEREST ACCRUAL SERIES
                   A (PROPERTY TAX REVENUE LOC)^                                           6.96         09/01/2013        4,218,338
      5,650,000    UNION CITY COMMUNITY REDEVELOPMENT AGENCY SERIES A COMMUNITY
                   REDEVELOPMENT PROJECT (SPECIAL FACILITIES REVENUE LOC)                  5.38         10/01/2034        6,109,967
      3,235,000    UNIVERSITY OF CALIFORNIA REVENUE LIMITED PROJECT SERIES A MBIA
                   INSURED (COLLEGE AND UNIVERSITY REVENUE LOC)                            4.75         05/15/2026        3,335,576
      3,275,000    VALLEJO CA WATER IMPROVEMENT PROJECT SERIES A (WATER REVENUE
                   LOC)                                                                    5.70         05/01/2016        3,419,460
      2,595,000    VERNON CA MALBURG GENERATING STATION PROJECT (ELECTRIC
                   REVENUE)**                                                              5.50         04/01/2021        2,781,399
      2,500,000    VISTA COMMUNITY DEVELOPMENT COMMISSION CA VISTA REDEVELOPMENT
                   PROJECT AREA (TAX INCREMENTAL REVENUE)                                  5.88         09/01/2037        2,645,250
      1,135,000    WALNUT VALLEY UNIFIED SCHOOL DISTRICT CA SERIES C (PROPERTY TAX
                   REVENUE LOC)                                                            5.75         08/01/2015        1,138,065
        900,000    WESTMINSTER REDEVELOPMENT AGENCY CA ROSE GARDENS APARTMENT
                   PROJECT SERIES A (HOUSING REVENUE)                                      6.50         08/01/2010          906,480
      2,395,000    WINDSOR JOINT POWERS FINANCING AUTHORITY CA WINDSOR CIVIC CENTER
                   SERIES A (LEASE REVENUE LOC)                                            5.38         10/01/2018        2,668,653
      1,600,000    YORBA LINDA REDEVELOPMENT AGENCY CA SERIES A CAPITAL
                   APPRECIATION YORBA LINDA REDEVELOPMENT (SPECIAL TAX REVENUE
                   LOC)^                                                                   5.27         09/01/2019          841,840
      2,270,000    YUBA CITY CA REDEVELOPMENT AGENCY REDEVELOPMENT PROJECT (TAX
                   INCREMENTAL REVENUE)                                                    5.70         09/01/2024        2,331,767

                                                                                                                        481,228,023
                                                                                                                      -------------

PUERTO RICO - 0.84%
      3,800,000    CHILDREN'S TRUST FUND PUERTO RICO TOBACCO SETTLEMENT
                   (OTHER REVENUE LOC)**                                                   6.00         07/01/2010        4,299,548
                                                                                                                      -------------
TOTAL MUNICIPAL BONDS & NOTES (COST $447,200,459)                                                                       485,527,571
                                                                                                                      -------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

CALIFORNIA TAX-FREE FUND
--------------------------------------------------------------------------------

SHARES   SECURITY NAME                                                                                                    VALUE
SHORT-TERM INVESTMENTS - 2.19%

MUTUAL FUND - 2.19%
11,222,000   WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET TRUST~++                                          $   11,222,000
                                                                                                                      --------------
TOTAL SHORT-TERM INVESTMENTS (COST $11,222,000)                                                                           11,222,000
                                                                                                                      --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $471,418,607)*                         99.89%                                                                   $  511,066,101
OTHER ASSETS AND LIABILITIES, NET             0.11                                                                           578,485
                                            ------                                                                    --------------
TOTAL NET ASSETS                            100.00%                                                                   $  511,644,586
                                            ======                                                                    ==============

+/-   VARIABLE RATE INVESTMENTS.

^     ZERO COUPON/STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
      MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $11,222,000.

** THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

%%    SECURITIES ISSUED ON A WHEN-ISSUED (TBA) BASIS. (SEE NOTE 2)

* COST FOR FEDERAL INCOME TAX PURPOSES IS $471,772,966 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                                $ 39,726,406
      GROSS UNREALIZED DEPRECIATION                                    (433,271)
                                                                   ------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)                   $ 39,293,135

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

COLORADO TAX-FREE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INVESTMENT COMPANIES - 2.87%

BOND FUNDS - 2.87%
          8,248    BLACKROCK STRATEGIC MUNICIPAL TRUST                                                              $       133,617
         50,096    DREYFUS MUNICIPAL INCOME FUND                                                                            464,390
         27,791    DREYFUS STRATEGIC MUNICIPAL BOND FUND                                                                    260,679
         17,748    MUNICIPAL ADVANTAGE FUND INCORPORATED                                                                    229,304
         15,692    NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND                                                                 241,814
         25,652    NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND                                                                400,428
         18,339    NUVEEN PREMIUM INCOME MUNICIPAL FUND                                                                     263,715
         15,188    SALOMON BROTHERS MUNICIPAL PARTNERS FUND                                                                 211,417
         12,543    SELIGMAN SELECT MUNICIPAL FUND                                                                           129,569
          7,778    VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST                                                              116,359
          8,528    VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II                                                           117,175
         12,032    VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS                                                         180,841

                                                                                                                          2,749,308
                                                                                                                    ---------------
TOTAL INVESTMENT COMPANIES (COST $2,277,546)                                                                              2,749,308
                                                                                                                    ---------------

PRINCIPAL          SECURITY NAME                                                     INTEREST RATE  MATURITY DATE

MUNICIPAL BONDS & NOTES - 95.09%

COLORADO - 95.09%
$     1,250,000    ADAMS & WELD COUNTIES CO SCHOOL DISTRICT #27J BRIGHTON, CO
                   (PROPERTY TAX REVENUE LOC)                                                 5.50%    12/01/2019         1,395,625
      1,000,000    AURORA HOUSING AUTHORITY CO RIVER FALLS PROJECT SERIES A (HOUSING
                   REVENUE)                                                                   5.60     07/01/2019           913,780
      1,000,000    BOULDER CO WATER & SEWER REVENUE(WATER REVENUE)                            5.60     12/01/2017         1,110,110
      1,235,000    BOULDER COUNTY CO IDR UNIVERSITY CORPORATION FOR ATMOSPHERIC
                   PROJECT(OTHER REVENUE LOC)                                                 5.50     09/01/2020         1,365,873
        500,000    CENTENNIAL 25 METROPOLITAN DISTRICT CO ARAPAHOE COUNTY GO
                   (PROPERTY TAX REVENUE)                                                     6.38     12/01/2016           512,205
      1,250,000    COLORADO EDUCATIONAL & CULTURAL FACILITIES AUTHORITY (OTHER
                   REVENUE)                                                                   5.25     06/01/2021         1,317,450
      1,000,000    COLORADO EDUCATIONAL & CULTURAL FACILITIES AUTHORITY ACADEMY
                   CHARTER SCHOOL PROJECT (PRIVATE SCHOOL REVENUE)                            6.25     12/15/2012         1,094,730
      1,000,000    COLORADO EDUCATIONAL & CULTURAL FACILITIES AUTHORITY ACADEMY
                   CHARTER SCHOOL PROJECT (PRIVATE SCHOOL REVENUE)                            7.13     12/15/2030         1,088,550
      3,750,000    COLORADO EDUCATIONAL & CULTURAL FACILITIES AUTHORITY ALEXANDER
                   DAWSON SCHOOL CO PROJECT (PRIVATE SCHOOL REVENUE)                          5.30     02/15/2029         3,917,100
        500,000    COLORADO EDUCATIONAL & CULTURAL FACILITIES AUTHORITY CHARTER
                   SCHOOL CORE KNOWLEDGE PROJECT (LEASE REVENUE)**                            7.00     11/01/2029           577,575
        600,000    COLORADO EDUCATIONAL & CULTURAL FACILITIES AUTHORITY CHARTER
                   SCHOOL RENAISSANCE SCHOOL PROJECT (LEASE REVENUE)                          6.75     06/01/2029           580,632
      1,000,000    COLORADO EDUCATIONAL & CULTURAL FACILITIES AUTHORITY CHARTER
                   SCHOOL UNIVERSITY LAB SCHOOL PROJECT (PRIVATE SCHOOL REVENUE)**            5.75     06/01/2016         1,129,420
      1,500,000    COLORADO EDUCATIONAL & CULTURAL FACILITIES AUTHORITY PINNACLE
                   CHARTER SCHOOL PROJECT (LEASE REVENUE)**                                   6.00     12/01/2021         1,725,315
      1,040,000    COLORADO EDUCATIONAL & CULTURAL FACILITIES AUTHORITY REVENUE
                   CHARTER SCHOOL COLLEGIATE PROJECT XLCA INSURED (EDUCATIONAL
                   FACILITIES REVENUE LOC)                                                    5.00     06/15/2019         1,124,958

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------
COLORADO TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                     INTEREST RATE   MATURITY DATE       VALUE
COLORADO (CONTINUED)
$     1,445,000    COLORADO EDUCATIONAL & CULTURAL FACILITIES AUTHORITY REVENUE
                   PARKER CORE CHARTER XLCA INSURED (EDUCATIONAL FACILITIES
                   REVENUE LOC)                                                           5.00%        11/01/2024   $     1,530,009
       100,000     COLORADO EDUCATIONAL & CULTURAL FACILITIES AUTHORITY SERIES A
                   JOHNSON & WALES UNIVERSITY PROJECT (COLLEGE AND UNIVERSITY
                   REVENUE LOC)                                                           5.00         04/01/2023           105,512
      1,165,000    COLORADO EDUCATIONAL & CULTURAL FACILITIES CHARTER SCHOOL
                   COLLEGIATE PROJECT XLCA INSURED (EDUCATIONAL FACILITIES
                   REVENUE LOC)                                                           5.25         06/15/2024         1,269,139
      1,475,000    COLORADO EDUCATIONAL AND CULTURAL FACILITIES AUTHORITY REVENUE
                   REFERENCE IMPT CHARTER SCHOOL PEAK TO PEAK (OTHER REVENUE LOC)         5.25         08/15/2019         1,615,907
      1,040,000    COLORADO HEALTH FACILITIES AUTHORITY EXEMPLA INCORPORATED SERIES
                   A (HEALTHCARE FACILITIES REVENUE)                                      5.50         01/01/2023         1,108,890
       415,000     COLORADO HEALTH FACILITIES AUTHORITY NATIONAL JEWISH MEDICAL &
                   RESEARCH (HEALTHCARE FACILITIES REVENUE)                               5.00         01/01/2008           424,790
      2,000,000    COLORADO HEALTH FACILITIES AUTHORITY PARKVIEW MEDICAL CENTER
                   PROJECT(HEALTHCARE FACILITIES REVENUE)                                 6.50         09/01/2020         2,220,060
      1,250,000    COLORADO HEALTH FACILITIES AUTHORITY SISTERS OF CHARITY SERIES A
                   (HEALTHCARE FACILITIES REVENUE LOC)                                    6.25         05/15/2011         1,453,387
       500,000     COLORADO HEALTH FACILITIES AUTHORITY STEAMBOAT SPRINGS HEALTH
                   PROJECT (HEALTHCARE FACILITIES REVENUE)                                5.75         09/15/2022           515,180
       660,000     COLORADO HOUSING & FINANCE AUTHORITY AMT SINGLE FAMILY PROJECT
                   (HOUSING REVENUE)                                                      6.10         08/01/2023           669,986
       510,000     COLORADO HOUSING & FINANCE AUTHORITY AMT SINGLE FAMILY PROJECT
                   (HOUSING REVENUE)                                                      6.50         08/01/2031           519,037
      2,000,000    COLORADO HOUSING & FINANCE AUTHORITY MULTIFAMILY WINRIDGE
                   APARTMENTS PROJECT (HOUSING REVENUE LOC)+/-**                          2.30         02/15/2028         2,000,000
       230,000     COLORADO HOUSING & FINANCE AUTHORITY SERIES A-3 SINGLE FAMILY
                   PROJECT (HOUSING REVENUE)                                              6.50         05/01/2016           232,125
      2,140,000    COLORADO HOUSING & FINANCE AUTHORITY SERIES B-3 SINGLE FAMILY
                   PROJECT(HOUSING REVENUE)+/-                                            6.70         08/01/2017         2,180,125
        510,000    COLORADO HOUSING & FINANCE AUTHORITY SERIES B-3 SINGLE FAMILY
                   PROJECT(HOUSING REVENUE)                                               6.55         08/01/2033           519,170
          5,000    COLORADO HOUSING & FINANCE AUTHORITY SERIES C-2 SINGLE FAMILY
                   PROJECT(HOUSING REVENUE)                                               7.45         06/01/2017             5,001
        610,000    COLORADO HOUSING & FINANCE AUTHORITY SERIES C-3 SINGLE FAMILY
                   PROJECT (HOUSING REVENUE LOC)                                          6.38         08/01/2033           620,193
         90,000    COLORADO HOUSING & FINANCE AUTHORITY SERIES D-2 SINGLE FAMILY
                   PROJECT (HOUSING REVENUE LOC)                                          7.10         06/01/2014            91,239
      2,475,000    COLORADO HOUSING & FINANCE AUTHORITY SERIES E-3 (HOUSING
                   REVENUE)+/-                                                           10.23         04/01/2011         2,768,683
        685,000    COLORADO HOUSING & FINANCE AUTHORITY SERIES E-3 (HOUSING REVENUE)      6.60         08/01/2017           708,160
        970,000    COLORADO HOUSING AND FINANCIAL AUTHORITY SINGLE FAMILY MORTGAGE
                   SERIES A-3 CLASS III (HOUSING REVENUE)                                 5.25         05/01/2032           998,819
      2,270,000    COLORADO HOUSING AND FINANCING AUTHORITY AMOUNT SINGLE FAMILY
                   MMGT CLIENT III (HOUSING REVENUE)                                      4.80         05/01/2030         2,322,255
      1,320,000    COLORADO MOUNTAIN JUNIOR COLLEGE DISTRICT STUDENT HOUSING
                   FACILITES ENTERPRISE MBIA (COLLEGE AND UNIVERSITY REVENUE LOC)         5.00         06/01/2023         1,425,970
      1,000,000    COLORADO SPRINGS COLORADO REVENUE REFERENCE COLORADO COLLEGE
                   PROJECT  (COLLEGE AND UNIVERSITY REVENUE)                              4.38         06/01/2026           995,890
      1,000,000    COLORADO WATER RESERVE & POWER DEVELOPMENT AUTHORITY DRINKING
                   WATER SERIES A (WATER REVENUE)                                         5.50         09/01/2022         1,180,840

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------
COLORADO TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
COLORADO (CONTINUED)
$     1,465,000    COLORADO WATER RESERVE AND POWER DEVELOPMENT AUTHORITY WATER
                   RESERVE REVENUE EAST CHERRY CREEK VALLEY WATER (WATER REVENUE
                   LOC)                                                                  5.00%       11/15/2029     $    1,575,446
        945,000    COLORADO WATER RESERVE POWER DEVELOPMENT AUTHORITY CLEAN WATER
                   REVENUE (WATER REVENUE)**                                             5.13        09/01/2018          1,009,080
         55,000    COLORADO WATER RESERVE POWER DEVELOPMENT AUTHORITY CLEAN WATER
                   REVENUE (WATER REVENUE)                                               5.13        09/01/2018             58,420
        970,000    COLORADO WATER RESERVE POWER DEVELOPMENT AUTHORITY CLEAN WATER
                   REVENUE (WATER REVENUE)**                                             5.00        09/01/2019          1,032,129
         30,000    COLORADO WATER RESERVE POWER DEVELOPMENT AUTHORITY CLEAN WATER
                   REVENUE SERIES B (OTHER REVENUE)                                      5.00        09/01/2019             31,688
      1,410,000    COLORADO WATER RESERVE POWER DEVELOPMENT AUTHORITY CLEAN WATER
                   REVENUE SERVICE A (WATER REVENUE)                                     4.50        09/01/2024          1,439,963
      1,810,000    COLORADO WATER RESOURCES & POWER DEVELOPMENT AUTHORITY SERIES A
                   (WATER REVENUE)                                                       4.88        09/01/2017          1,929,351
      1,000,000    COLORADO WATER RESOURCES & POWER DEVELOPMENT AUTHORITY SERIES A
                   (WATER REVENUE)                                                       5.00        09/01/2019          1,060,970
      2,000,000    DENVER CITY & COUNTY BOARD OF WATER COMMISSION (LEASE REVENUE)        5.00        11/15/2016          2,172,400
      1,000,000    DENVER CITY & COUNTY CO COLORADO CONVENTION CENTER PROJECT
                   SERIES A (SALES TAX REVENUE LOC)                                      5.50        09/01/2016          1,105,780
      2,000,000    DENVER CITY & COUNTY CO CONVENTION CENTER PROJECT SERIES A FSA
                   INSURED (SALES TAX REVENUE LOC)                                       5.50        09/01/2017          2,208,300
      1,000,000    DENVER CITY & COUNTY CO HELEN G BONFILS FOUNDATION PROJECT
                   SERIES B (RECREATIONAL FACILITIES REVENUE)                            5.13        12/01/2017          1,045,950
      1,000,000    DENVER CITY & COUNTY CO SERIES C (AIRPORT REVENUE LOC)                5.60        11/15/2010          1,041,500
      1,000,000    DENVER CO CONVENTION CENTER HOTEL & AUTHORITY REVENUE SR
                   SERVICE A (PARKING FACILITIES REVENUE LOC)                            5.00        12/01/2018          1,078,270
      1,475,000    DOUGLAS COUNTY CO PARKER HILLTOP PROJECT (HOUSING REVENUE LOC)        5.35        08/01/2018          1,533,823
      1,000,000    DOUGLAS COUNTY CO SCHOOL DISTRICT #1 DOUGLAS & ELBERT COUNTIES
                   FGIC INSURED (PROPERTY TAX REVENUE LOC)                               5.75        12/15/2022          1,165,810
      2,500,000    EL PASO COUNTY CO SCHOOL DISTRICT #11 COLORADO SPRINGS
                   (PROPERTY TAX REVENUE LOC)                                            7.10        12/01/2017          3,255,500
      1,500,000    ENGLEWOOD CO MFHR MARKS APARTMENTS PROJECT (HOUSING REVENUE)          6.65        12/01/2026          1,552,185
      1,000,000    FORT COLLINS CO LEASE REVENUE SERIES A AMBAC INSURED (LEASE
                   REVENUE LOC)                                                          5.38        06/01/2025          1,107,010
      1,200,000    GARFIELD COUNTY CO BUILDING CORPORATION LEASE REVENUE (LEASE
                   REVENUE LOC)                                                          5.75        12/01/2019          1,332,948
      1,395,000    GARFIELD COUNTY COLORADO SCHOOL DISTRICT REVENUE-2 GARFIELD
                   (PROPERTY TAX REVENUE LOC)                                            5.25        12/01/2021          1,531,278
      1,165,000    GREEN VALLEY CO METROPOLITAN DISTRICT (PROPERTY TAX REVENUE)          5.75        12/01/2019          1,285,985
        785,000    HIGH PLAINS CO METROPOLITAN DISTRICT (OTHER REVENUE LOC)              4.38        12/01/2015            790,205
      1,000,000    HIGHLANDS RANCH CO METROPOLITAN DISTRICT #2 (PROPERTY TAX
                   REVENUE LOC)                                                          6.50        06/15/2011          1,174,920
      1,990,000    JEFFERSON COUNTY CO CERTIFICATES OF PARTICIPATION MBIA INSURED
                   (LEASE REVENUE LOC)                                                   4.50        12/01/2020          2,051,610
      3,000,000    JEFFERSON COUNTY CO SCHOOL DISTRICT #R001 (PROPERTY TAX REVENUE
                   LOC)                                                                  6.50        12/15/2011          3,556,920
        500,000    LA JUNTA CO HOSPITAL REVENUE ARK VALLEY REGIONAL MEDICAL CENTER
                   PROJECT (HEALTHCARE FACILITIES REVENUE)                               6.00        04/01/2019            529,610
      2,000,000    METEX METROPOLITAN DISTRICT CO SERIES A (PROPERTY TAX REVENUE
                   LOC)                                                                  5.80        12/01/2016          2,150,400
        825,000    NORTHERN METROPOLITAN DISTRICT ADAMS COUNTY CO (OTHER REVENUE)        6.50        12/01/2016            836,930
        600,000    PINEY CREEK METROPOLITAN DISTRICT COLORADO (GENERAL OBLIGATION
                   - SCHOOL DISTRICTS)                                                   5.50        12/01/2035            599,970
        265,000    PUEBLO CO COP PUBLIC PARKING LEASE PURCHASE & SUBLEASE REVENUE
                   (LEASE REVENUE)                                                       6.90        07/01/2015            268,975

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

      COLORADO TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                     INTEREST RATE  MATURITY DATE       VALUE
COLORADO (CONTINUED)
$     1,055,000    REGIONAL TRANSUNION DISTRICT COLORADO CTFS PARTNERSHIP SERIES
                   A AMBAC (LEASE REVENUE LOC)                                           5.00%         06/01/2021   $     1,137,965
        600,000    SUMMIT COUNTY CO KEYSTONE RESORTS MANAGEMENT PROJECT
                   (OTHER REVENUE)                                                       7.38          09/01/2010           707,850
        500,000    TODD CREEK FARMS METROPOLITAN DISTRICT #1 COLORADO WATER &
                   WASTEWATER REVENUE(WATER REVENUE)                                     6.13          12/01/2019           501,210
      1,730,000    UNIVERSITY OF NORTHERN COLORADO REVENUE AUXILIARY FACILITIES
                   SYSTEM (COLLEGE AND UNIVERSITY REVENUE LOC)                           5.50          06/01/2019         1,915,439

                                                                                                                         91,109,480
                                                                                                                    ---------------
TOTAL MUNICIPAL BONDS & NOTES (COST $85,508,118)                                                                         91,109,480
                                                                                                                    ---------------
SHARES

SHORT-TERM INVESTMENTS - 0.90%

        862,000    WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET TRUST~++                                            862,000

TOTAL SHORT-TERM INVESTMENTS (COST $862,000)                                                                                862,000

TOTAL INVESTMENTS IN SECURITIES
(COST $88,647,664)*                          98.86%                                                                 $    94,720,788
OTHER ASSETS AND LIABILITIES, NET             1.14                                                                        1,089,061
                                            ------                                                                  ---------------
TOTAL NET ASSETS                            100.00%                                                                 $    95,809,849
                                            ------                                                                  ---------------

+/-   VARIABLE RATE INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $862,000.

** THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $88,732,459 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                   $6,546,136
      GROSS  UNREALIZED DEPRECIATION                    (557,806)
                                                      ----------
      NET UNREALIZED APPRECIATION (DEPRECIATION)      $5,988,329

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

MINNESOTA TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
MUNICIPAL BONDS & NOTES - 98.94%

MINNESOTA - 98.91%
$        20,000    AITKIN COUNTY MN SERIES A (LEASE REVENUE)                             5.80%        02/01/2008    $        20,604
      2,845,000    ANOKA-HENNEPIN MN INDEPENDENT SCHOOL DISTRICT #11 SCHOOL
                   DISTRICT CENTER FOR ENHANCEMENT PROGRAM SERIES A FSA SCHOOL
                   DISTRICT CREDIT PROGRAM INSURED (PROPERTY TAX REVENUE LOC)            5.00         02/01/2018          3,065,744
      1,500,000    AUSTIN MN HOUSING & REDEVELOPMENT AUTHORITY COURTYARD
                   RESIDENCE PROJECT SERIES A (HOUSING REVENUE)                          7.25         01/01/2032          1,587,540
        650,000    AUSTIN MN HOUSING & REDEVELOPMENT AUTHORITY COURTYARD
                   RESIDENCE PROJECT SERIES A (HOUSING REVENUE)                          7.15         01/01/2020            690,670
      1,055,000    BEMIDJI MN FIRST MORTGAGE NORTH COUNTRY HEALTH (HEALTHCARE
                   FACILITIES REVENUE)                                                   5.63         09/01/2021          1,094,974
      3,000,000    BLOOMINGTON MN INDEPENDENT SCHOOL DISTRICT #271 BUILDING
                   SERIES B SCHOOL DISTRICT CREDIT PROGRAM INSURED (PROPERTY TAX
                   REVENUE LOC)                                                          5.00         02/01/2016          3,210,060
      3,000,000    BLOOMINGTON MN INDEPENDENT SCHOOL DISTRICT #271 BUILDING
                   SERIES B SCHOOL DISTRICT CREDIT PROGRAM INSURED (PROPERTY TAX
                   REVENUE LOC)                                                          5.00         02/01/2019          3,207,420
         50,000    BLOOMINGTON MN INDEPENDENT SCHOOL DISTRICT NUMBER 271 SERIES
                   B (PROPERTY TAX REVENUE LOC)                                          5.00         02/01/2015             53,544
        100,000    BLOOMINGTON MN INDEPENDENT SCHOOL DISTRICT NUMBER 271 SERIES
                   B (PROPERTY TAX REVENUE LOC)                                          5.00         02/01/2018            106,914
        105,000    BRAINERD MN INDEPENDENT SCHOOL DISTRICT NUMBER 181 SERIES A
                   (PROPERTY TAX REVENUE LOC)                                            5.38         02/01/2018            116,840
      3,000,000    BRECKENRIDGE MN REVENUE (HEALTHCARE FACILITIES REVENUE)               5.00         05/01/2030          3,168,660
        240,000    CANBY MN COMMUNITY HOSPITAL DISTRICT NUMBER 1 SIOUX VALLEY
                   HOSPITALS & HEALTH (HEALTHCARE FACILITIES REVENUE)**+/-               2.85         11/01/2026            240,000
         80,000    CARVER COUNTY MN HOUSING & REDEVELOPMENT AUTHORITY LAKE GRACE
                   A APARTMENTS PROJECT SERIES A (HOUSING REVENUE)                       6.00         07/01/2028             81,105
      1,000,000    CHASKA MN GENERATING FACILITIES SERIES A (ELECTRIC REVENUE)           5.25         10/01/2025          1,078,890
        750,000    CHASKA MN INDEPENDENT SCHOOL DISTRICT #112 SERIES A FSA
                   SCHOOL DISTRICT CREDIT PROGRAM INSURED (PROPERTY TAX REVENUE
                   LOC)                                                                  5.70         02/01/2017            819,862
      1,250,000    CHASKA MN INDEPENDENT SCHOOL DISTRICT #112 SERIES B SCHOOL
                   DISTRICT CREDIT PROGRAM INSURED SUBJECT TO CROSSOVER
                   REFUNDING (PROPERTY TAX REVENUE LOC)                                  5.75         02/01/2007          1,271,862
      1,000,000    CHASKA MN INDEPENDENT SCHOOL DISTRICT #112 SERIES B SCHOOL
                   DISTRICT CREDIT PROGRAM INSURED SUBJECT TO CROSSOVER
                   REFUNDING (PROPERTY TAX REVENUE LOC)                                  5.75         02/01/2009          1,017,490
        500,000    CHASKA MN INDEPENDENT SCHOOL DISTRICT #112 SERIES B SCHOOL
                   DISTRICT CREDIT PROGRAM INSURED SUBJECT TO CROSSOVER
                   REFUNDING (PROPERTY TAX REVENUE LOC)                                  6.00         02/01/2013            509,465
        100,000    CHASKA MN INDEPENDENT SCHOOL DISTRICT NUMBER 112 SERIES A
                   (PROPERTY TAX REVENUE LOC)                                            5.00         02/01/2016            107,002
        100,000    CHISAGO LAKES MN INDEPENDENT SCHOOL DISTRICT NUMBER 2144
                   SERIES B (PROPERTY TAX REVENUE LOC)                                   4.13         02/01/2023             99,935
        945,000    CITY OF CHASKA MN SERIES A (ELECTRIC REVENUE)**                       5.63         10/01/2014          1,058,825
        995,000    CITY OF CHASKA MN SERIES A (ELECTRIC REVENUE)**                       5.70         10/01/2015          1,118,440
        145,000    CITY OF MINNEAPOLIS MN ABBOTT NORTHWESTERN HOSPITAL
                   INCORPORATED ESCROWED TO MATURITY (HEALTHCARE FACILITIES
                   REVENUE)                                                              6.50         12/01/2006            149,314
      1,000,000    CITY OF MINNEAPOLIS MN ALLINA HEALTH SYSTEMS SERIES A
                   (HEALTHCARE FACILITIES REVENUE)                                       6.00         11/15/2023          1,103,750
      1,000,000    CITY OF NEW HOPE MN MASONIC HOME NORTH RIDGE (HEALTHCARE
                   FACILITIES REVENUE)                                                   5.90         03/01/2019          1,049,410

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

MINNESOTA TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
MINNESOTA (CONTINUED)
$       180,000    CITY OF ST. CLOUD MN (LEASE REVENUE)                                  5.20%        12/01/2005    $       181,580
        185,000    CITY OF ST. CLOUD MN (LEASE REVENUE)                                  5.30         12/01/2006            186,608
        400,000    CITY OF ST. CLOUD MN (LEASE REVENUE)                                  5.90         12/01/2017            402,772
      1,335,000    CITY OF ST. CLOUD MN ST. CLOUD HOSPITAL OBLIGATION GROUP
                   SERIES A FSA INSURED (HEALTHCARE FACILITIES REVENUE LOC)              5.75         05/01/2010          1,485,081
      1,750,000    CITY OF ST. CLOUD MN ST. CLOUD HOSPITAL OBLIGATION GROUP
                   SERIES A FSA INSURED (HEALTHCARE FACILITIES REVENUE LOC)              5.38         05/01/2011          1,923,477
      4,875,000    CITY OF ST. CLOUD MN ST. CLOUD HOSPITAL OBLIGATION GROUP
                   SERIES A FSA INSURED (HEALTHCARE FACILITIES REVENUE LOC)              5.75         05/01/2026          5,368,057
         25,000    CLAY COUNTY MN HOUSING & REDEVELOPMENT AUTHORITY (LEASE
                   REVENUE)                                                              5.15         02/01/2013             25,520
      1,890,000    COUNTY OF RAMSEY MN CAPITAL IMPROVEMENT PLAN SERIES A
                   (PROPERTY TAX REVENUE)                                                5.00         02/01/2017          2,060,062
      1,000,000    CUYUNA MN RANGE HOSPITAL DISTRICT SERIES A (HEALTHCARE
                   FACILITIES REVENUE)                                                   5.75         06/01/2014          1,008,620
      1,000,000    CUYUNA MN RANGE HOSPITAL DISTRICT SERIES A (HEALTHCARE
                   FACILITIES REVENUE)                                                   6.00         06/01/2019          1,011,600
        695,000    DULUTH MN ECONOMIC DEVELOPMENT AUTHORITY HEALTH CARE
                   FACILITIES BENEDICTINE HEALTH SYSTEMS - ST. MARY'S (HEALTH
                   FACILITIES FINANCING AUTHORITY REVENUE)                               5.25         02/15/2021            737,444
        155,000    EAST GRAND FORKS MN (ELECTRIC REVENUE)                                5.90         02/01/2015            162,248
        255,000    EAST GRAND FORKS MN (ELECTRIC REVENUE)                                6.00         02/01/2018            265,641
        300,000    EAST GRAND FORKS MN (ELECTRIC REVENUE)                                6.10         02/01/2021            310,086
      1,000,000    ELK RIVER MN INDEPENDENT SCHOOL DISTRICT #728 SERIES A MBIA
                   SCHOOL DISTRICT CREDIT PROGRAM INSURED (PROPERTY TAX REVENUE
                   LOC)                                                                  5.00         02/01/2018          1,077,590
         60,000    ELK RIVER MN INDEPENDENT SCHOOL DISTRICT NUMBER 728 SERIES A
                   (PROPERTY TAX REVENUE LOC)                                            5.38         02/01/2017             62,471
        580,000    FERGUS FALLS MN HOUSING & REDEVELOPMENT AUTHORITY LAKE
                   REGION HEALTHCARE (HEALTHCARE FACILITIES REVENUE)                     5.10         09/01/2014            613,576
        605,000    FERGUS FALLS MN HOUSING & REDEVELOPMENT AUTHORITY LAKE
                   REGION HEALTHCARE (HEALTHCARE FACILITIES REVENUE)                     5.20         09/01/2015            640,090
        560,000    FERGUS FALLS MN HOUSING & REDEVELOPMENT AUTHORITY LAKE
                   REGION HEALTHCARE (HEALTHCARE FACILITIES REVENUE)                     5.30         09/01/2016            593,454
        670,000    FERGUS FALLS MN HOUSING & REDEVELOPMENT AUTHORITY LAKE
                   REGION HEALTHCARE (HEALTHCARE FACILITIES REVENUE)                     5.40         09/01/2017            711,573
        700,000    GLENCOE MN REGIONAL HEALTH SERVICES PROJECT (LEASE REVENUE)           7.20         04/01/2016            762,685
        600,000    GLENCOE MN REGIONAL HEALTH SERVICES PROJECT (LEASE REVENUE)           7.40         04/01/2021            656,232
        585,000    GLENCOE MN REGIONAL HEALTH SERVICES PROJECT (LEASE REVENUE)           7.50         04/01/2031            634,362
         55,000    HASTINGS MN REGINA MEDICAL CENTER (HEALTHCARE FACILITIES
                   REVENUE LOC)                                                          4.80         09/15/2010             56,985
      1,075,000    HIBBING MN THE DULUTH CLINIC LIMITED FSA INSURED PREREFUNDED
                   (HEALTHCARE FACILITIES REVENUE LOC)**                                 5.50         11/01/2013          1,229,821
         15,000    HOPKINS MN HOUSING & REDEVELOPMENT AUTHORITY POLICE STATION
                   IMPROVEMENTS SERIES A (LEASE REVENUE)                                 4.05         02/01/2020             14,885
      2,785,000    ITASCA COUNTY MN INDEPENDENT SCHOOL DISTRICT #318 FSA SCHOOL
                   DISTRICT CREDIT PROGRAM INSURED (PROPERTY TAX REVENUE LOC)            5.00         02/01/2017          3,018,522
      1,735,000    LAKE SUPERIOR MN INDEPENDENT SCHOOL DISTRICT #381 BUILDING
                   SERIES A FSA SCHOOL DISTRICT CREDIT PROGRAM INSURED
                   (PROPERTY TAX REVENUE LOC)                                            5.00         04/01/2019          1,883,290
         50,000    LAKEVILLE MN INDEPENDENT SCHOOL DISTRICT NUMBER 194 SERIES C
                   (PROPERTY TAX REVENUE LOC)                                            5.00         02/01/2014             54,922
      1,080,000    LINO LAKES MN ECONOMIC DEVELOPMENT AUTHORITY SERIES A (LEASE
                   REVENUE)                                                              5.25         02/01/2016          1,086,772
        500,000    LINO LAKES MN ECONOMIC DEVELOPMENT AUTHORITY SERIES A (LEASE
                   REVENUE)                                                              5.35         02/01/2019            503,055
        100,000    MARSHALL MN WEINER MEMORIAL MEDICAL CENTER PROJECT SERIES A
                   (HEALTHCARE FACILITIES REVENUE)                                       6.00         11/01/2028            110,763

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

MINNESOTA TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
MINNESOTA (CONTINUED)
$     1,460,000    METROPOLITAN COUNCIL MN SERIES G                                      4.50%        06/01/2025    $     1,485,725
        500,000    MINNEAPOLIS & ST. PAUL MN HOUSING & REDEVELOPMENT AUTHORITY
                   HEALTH CARE SYSTEM HEALTH PARTNERS OBLIGATION GROUP PROJECT
                   (HEALTHCARE FACILITIES REVENUE)                                       5.63         12/01/2022            542,320
        600,000    MINNEAPOLIS & ST. PAUL MN HOUSING & REDEVELOPMENT AUTHORITY
                   HEALTH CARE SYSTEM HEALTH PARTNERS OBLIGATION GROUP PROJECT
                   (HEALTHCARE FACILITIES REVENUE)                                       5.88         12/01/2029            655,986
        500,000    MINNEAPOLIS & ST. PAUL MN HOUSING & REDEVELOPMENT AUTHORITY
                   HEALTHCARE SYSTEM HEALTH PARTNERS OBLIGATION GROUP PROJECT
                   (HEALTHCARE FACILITIES REVENUE)                                       5.25         12/01/2016            538,065
         45,000    MINNEAPOLIS & ST. PAUL MN HOUSING & REDEVELOPMENT AUTHORITY
                   HEALTHSPAN SERIES A (HEALTHCARE FACILITIES REVENUE LOC)               4.75         11/15/2018             45,247
      4,660,000    MINNEAPOLIS & ST. PAUL MN METROPOLITAN AIRPORTS COMMISSION
                   SUBORDINATED SERIES C FGIC INSURED (AIRPORT REVENUE LOC)              5.25         01/01/2021          5,016,630
      1,250,000    MINNEAPOLIS MINNESOTA LIBRARY (PROPERTY TAX REVENUE)                  4.38         12/01/2025          1,264,450
         20,000    MINNEAPOLIS MN (PROPERTY TAX REVENUE)                                 5.00         12/01/2022             21,565
         25,000    MINNEAPOLIS MN ALLINA HEALTH SYSTEMS SERIES A (HEALTHCARE
                   FACILITIES REVENUE)                                                   5.75         11/15/2032             26,974
      3,700,000    MINNEAPOLIS MN HEALTHCARE SYS REVENUE FAIRVIEW HEALTH
                   SERVICES (HEALTHCARE FACILITIES REVENUE LOC)                          5.00         11/15/2030          3,956,336
        125,000    MINNEAPOLIS MN NEW PUBLIC HOUSING AUTHORITY (HOUSING REVENUE
                   LOC)                                                                  5.00         04/01/2010            134,110
         10,000    MINNEAPOLIS MN SAINT MARYS HOSPITAL & REHABILITATION
                   (HEALTHCARE FACILITIES REVENUE)                                      10.00         06/01/2013             12,836
         25,000    MINNEAPOLIS MN SERIES A (PROPERTY TAX REVENUE)                        4.60         12/01/2012             26,259
         15,000    MINNEAPOLIS MN SPECIAL SCHOOL DISTRICT NUMBER 1 (LEASE
                   REVENUE LOC)                                                          5.00         02/01/2009             16,037
        165,000    MINNEAPOLIS MN WALKER ART CENTER PROJECT (RECREATIONAL
                   FACILITIES REVENUE)                                                   5.13         07/01/2021            175,108
        100,000    MINNEAPOLIS ST. PAUL MN METROPOLITAN AIRPORTS COMMISSION
                   MUNI TRUST RECEIPTS SERIES SG136 (AIRPORT REVENUE LOC)**              2.32         01/01/2025            100,000
         50,000    MINNEAPOLIS ST. PAUL MN METROPOLITAN AIRPORTS COMMISSION
                   SERIES A (AIRPORT REVENUE LOC)                                        5.00         01/01/2022             52,253
      1,210,000    MINNESOTA AGRICULTURAL & ECONOMIC DEVELOPMENT BOARD
                   EVANGELICAL LUTHERAN PROJECT (HEALTHCARE FACILITIES REVENUE)          6.00         02/01/2022          1,325,785
         25,000    MINNESOTA AGRICULTURAL & ECONOMIC DEVELOPMENT BOARD
                   EVANGELICAL LUTHERAN PROJECT (HEALTHCARE FACILITIES REVENUE)          6.63         08/01/2025             27,902
      2,025,000    MINNESOTA AGRICULTURAL & ECONOMIC DEVELOPMENT BOARD HEALTH
                   CARE SYSTEMS SERIES A (HEALTHCARE FACILITIES REVENUE)                 5.88         11/15/2010          2,252,711
      4,265,000    MINNESOTA AGRICULTURE & ECONOMIC DEVELOPMENT BOARD REVENUE
                   HEALTH CARE SYSTEM SERIES A (ECONOMIC DEVELOPMENT REVENUE
                   LOC)**                                                                5.50         11/15/2017          4,612,171
      1,095,000    MINNESOTA AGRICULTURE & ECONOMIC DEVELOPMENT BOARD REVENUE
                   HEALTH CARE SYSTEMS SERIES A (ECONOMIC DEVELOPMENT REVENUE
                   LOC)                                                                  5.50         11/15/2017          1,174,125
      1,935,000    MINNESOTA AGRICULTURE & ECONOMIC DEVELOPMENT BOARD REVENUE
                   PREREFUNDED HEALTH CARE SYSTEMS SERIES A (ECONOMIC
                   DEVELOPMENT REVENUE)**                                                6.38         11/15/2022          2,252,398
         65,000    MINNESOTA AGRICULTURE & ECONOMIC DEVELOPMENT BOARD REVENUE
                   UNREFUNDED HEALTH CARE SYSTEM SERIES A (ECONOMIC DEVELOPMENT
                   REVENUE)                                                              6.38         11/15/2022             72,056
          5,000    MINNESOTA HFA SINGLE FAMILY MORTGAGE SERIES E (HOUSING
                   REVENUE LOC)                                                          5.90         07/01/2025              5,102
      2,000,000    MINNESOTA HIGHER EDUCATION FACILITIES AUTHORITY COLLEGE AT
                   ST. BENEDICT SERIES 4-T (COLLEGE AND UNIVERSITY REVENUE)              5.35         03/01/2020          2,031,220
         50,000    MINNESOTA HIGHER EDUCATION FACILITIES AUTHORITY HAMLINE
                   UNIVERSITY SERIES 4I (COLLEGE AND UNIVERSITY REVENUE LOC)             5.65         10/01/2007             51,409
        600,000    MINNESOTA HIGHER EDUCATION FACILITIES AUTHORITY NORTHWESTERN
                   COLLEGE SERIES 4-Z (COLLEGE AND UNIVERSITY REVENUE)                   5.20         10/01/2013            611,796
        150,000    MINNESOTA HIGHER EDUCATION FACILITIES AUTHORITY SAINT JOHNS
                   UNIVERSITY SERIES 5-I (COLLEGE AND UNIVERSITY REVENUE)                5.00         10/01/2016            159,325

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

MINNESOTA TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
MINNESOTA (CONTINUED)
$     1,000,000    MINNESOTA HIGHER EDUCATION FACILITIES AUTHORITY ST. JOHNS
                   UNIVERSITY SERIES 4-L (COLLEGE AND UNIVERSITY REVENUE)                5.35%        10/01/2017    $     1,038,580
        895,000    MINNESOTA HIGHER EDUCATION FACILITIES AUTHORITY ST. MARY'S
                   UNIVERSITY SERIES 5-E (COLLEGE AND UNIVERSITY REVENUE)                6.75         03/01/2019            984,822
        500,000    MINNESOTA HOUSING FINANCE AGENCY RENTAL HOUSING SERIES C
                   (HOUSING REVENUE)                                                     4.40         02/01/2022            499,985
        295,000    MINNESOTA HOUSING FINANCE AGENCY RENTAL HOUSING SERIES D
                   MBIA GENERAL OBLIGATION OF AGENCY INSURED (HOUSING REVENUE
                   LOC)                                                                  5.80         08/01/2011            301,298
        120,000    MINNESOTA HOUSING FINANCE AGENCY RENTAL HOUSING SERIES D
                   MBIA GENERAL OBLIGATION OF AGENCY INSURED (HOUSING REVENUE
                   LOC)                                                                  5.90         08/01/2015            122,537
        120,000    MINNESOTA HOUSING FINANCE AGENCY SINGLE FAMILY MORTGAGE
                   SERIES A GENERAL OBLIGATION OF AGENCY INSURED (HOUSING
                   REVENUE LOC)                                                          5.75         07/01/2018            121,648
        735,000    MINNESOTA HOUSING FINANCE AGENCY SINGLE FAMILY MORTGAGE
                   SERIES A GENERAL OBLIGATION OF AGENCY INSURED (HOUSING
                   REVENUE LOC)                                                          5.85         07/01/2020            737,425
      1,015,000    MINNESOTA HOUSING FINANCE AGENCY SINGLE FAMILY MORTGAGE
                   SERIES A MBIA INSURED (HOUSING REVENUE LOC)                           5.35         07/01/2017          1,053,266
      1,170,000    MINNESOTA HOUSING FINANCE AGENCY SINGLE FAMILY MORTGAGE
                   SERIES D AMBAC GENERAL OBLIGATION OF AGENCY INSURED
                   (HOUSING REVENUE LOC)                                                 5.80         07/01/2021          1,189,551
        105,000    MINNESOTA HOUSING FINANCE AGENCY SINGLE FAMILY MORTGAGE
                   SERIES D-2 REMARKET 3/24/93 GENERAL OBLIGATION OF AGENCY
                   INSURED (HOUSING REVENUE LOC)                                         5.60         01/01/2006            105,192
        790,000    MINNESOTA HOUSING FINANCE AGENCY SINGLE FAMILY MORTGAGE
                   SERIES I REMARKET 8/12/92 GENERAL OBLIGATION OF AGENCY
                   INSURED (HOUSING REVENUE LOC)                                         6.25         01/01/2015            791,272
      1,095,000    MINNESOTA HOUSING FINANCE AGENCY SINGLE FAMILY MORTGAGE
                   SERIES M REMARKET 12/12/96 GENERAL OBLIGATION OF AGENCY
                   INSURED (HOUSING REVENUE LOC)                                         5.88         01/01/2017          1,120,021
         50,000    MINNESOTA MN PUBLIC FACILITIES AUTHORITY SERIES A (OTHER
                   REVENUE)                                                              5.00         03/01/2016             53,581
         50,000    MINNESOTA MN PUBLIC FACILITIES AUTHORITY SERIES A (WATER
                   REVENUE)                                                              5.25         03/01/2017             53,306
      2,000,000    MINNESOTA PUBLIC FACILITIES AUTHORITY SERIES B (WATER
                   REVENUE)**                                                            5.13         03/01/2015          2,150,380
         50,000    MINNESOTA STATE (PROPERTY TAX REVENUE)                                5.00         10/01/2012             54,883
         30,000    MINNESOTA STATE (PROPERTY TAX REVENUE)                                5.00         10/01/2014             32,891
         50,000    MINNESOTA STATE (PROPERTY TAX REVENUE)                                5.25         08/01/2015             53,896
      1,000,000    MINNESOTA STATE IRON RANGE RESOURCES & REHABILITATION
                   GIANTS RIDGE RECREATIONAL AREA (RECREATIONAL FACILITIES
                   REVENUE)                                                              7.25         11/01/2016          1,070,360
      1,100,000    MINNETONKA MN INDEPENDENT SCHOOL DISTRICT #276 SERIES B
                   SCHOOL DISTRICT CREDIT PROGRAM INSURED (PROPERTY TAX
                   REVENUE LOC)                                                          5.65         02/01/2010          1,174,250
      1,650,000    MINNETONKA MN INDEPENDENT SCHOOL DISTRICT #276 SERIES B
                   SCHOOL DISTRICT CREDIT PROGRAM INSURED (PROPERTY TAX
                   REVENUE LOC)                                                          5.75         02/01/2022          1,765,451
      1,065,000    MONTGOMERY AL INDEPENDENT SCHOOL DISTRICT NUMBER 394 SERIES
                   B (PROPERTY TAX REVENUE LOC)                                          5.00         02/01/2025          1,153,278
        505,000    MONTICELLO BIG LAKE MN COMMUNITY HOSPITAL DISTRICT
                   HEALTHCARE FACILITIES SERIES A (HEALTHCARE FACILITIES
                   REVENUE)                                                              5.20         12/01/2009            523,594
        725,000    MONTICELLO BIG LAKE MN COMMUNITY HOSPITAL DISTRICT
                   HEALTHCARE FACILITIES SERIES A (HEALTHCARE FACILITIES
                   REVENUE)                                                              5.40         12/01/2011            748,396
        825,000    MONTICELLO BIG LAKE MN COMMUNITY HOSPITAL DISTRICT
                   HEALTHCARE FACILITIES SERIES A (HEALTHCARE FACILITIES
                   REVENUE)                                                              5.45         12/01/2012            848,636
        500,000    MONTICELLO BIG LAKE MN COMMUNITY HOSPITAL DISTRICT
                   HEALTHCARE FACILITIES SERIES A (HOUSING REVENUE)                      5.30         12/01/2010            517,025
        850,000    MONTICELLO BIG LAKE MN COMMUNITY HOSPITAL DISTRICT
                   HEALTHCARE FACILITIES SERIES A RADIAN INSURED (HEALTHCARE
                   FACILITIES REVENUE LOC)                                               5.75         12/01/2019            924,384
      1,260,000    MOORHEAD MN FHA INSURED ESCROWED TO MATURITY (HOUSING
                   REVENUE LOC)                                                          7.10         08/01/2011          1,417,815
      1,430,000    MOUNDS VIEW MN INDEPENDENT SCHOOL DISTRICT #621 SERIES A
                   SCHOOL DISTRICT CREDIT PROGRAM INSURED (PROPERTY TAX
                   REVENUE LOC)                                                          5.38         02/01/2017          1,578,892

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                      PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

MINNESOTA TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
MINNESOTA (CONTINUED)
$     2,040,000    MOUNDS VIEW MN INDEPENDENT SCHOOL DISTRICT #621 SERIES A
                   SCHOOL DISTRICT CREDIT PROGRAM INSURED (PROPERTY TAX
                   REVENUE LOC)                                                          5.38%        02/01/2019    $     2,252,405
        560,000    MOUNTAIN IRON MN HOUSING & REDEVELOPMENT AUTHORITY
                   NORTHEAST SERVICE COOPERATIVE PROJECT SERIES A (LEASE
                   REVENUE)                                                              6.25         10/01/2019            587,558
      1,000,000    NORTHERN MUNICIPAL POWER AGENCY MN FSA INSURED (ELECTRIC
                   REVENUE LOC)                                                          5.30         01/01/2021          1,064,650
      2,000,000    NORTHERN MUNICIPAL POWER AGENCY MN FSA INSURED (ELECTRIC
                   REVENUE LOC)                                                          5.40         01/01/2015          2,173,520
        360,000    OSSEO MN ECONOMIC DEVELOPMENT AUTHORITY SERIES B (LEASE
                   REVENUE)                                                              5.90         02/01/2018            386,676
        455,000    OSSEO MN ECONOMIC DEVELOPMENT AUTHORITY SERIES B (LEASE
                   REVENUE)                                                              6.00         02/01/2022            485,972
         25,000    OSSEO MN INDEPENDENT SCHOOL DISTRICT NUMBER 279 SERIES A
                   (PROPERTY TAX REVENUE LOC)                                            4.75         02/01/2019             26,297
      1,000,000    OTTER TAIL COUNTY MN HOUSING & REDEVELOPMENT AUTHORITY
                   SERIES A (LEASE REVENUE)                                              5.00         02/01/2019          1,052,140
        800,000    OWATONNA MN HOUSING REVENUE SECOND CENTURY PROJECT SERIES A
                   (HOUSING REVENUE)+/-**                                                2.48         01/01/2030            800,000
        150,000    OWATONNA MN PUBLIC UTILITIES COMMISSION (ELECTRIC PLANT
                   REVENUE LOC)                                                          5.00         01/01/2015            164,112
        100,000    RAMSEY MN CAPITAL IMPROVEMENT PLAN SERIES B (PROPERTY TAX
                   REVENUE)                                                              5.25         02/01/2012            110,429
        115,000    RED WING MN RIVER REGION OBLIGATED GROUP SERIES B
                   PREREFUNDED (HEALTHCARE FACILITIES REVENUE)**                         6.35         09/01/2005            115,718
        300,000    ROBBINSDALE MN ECONOMIC DEVELOPMENT AUTHORITY SENIOR
                   HOUSING PROJECT SERIES A (HOUSING REVENUE)                            6.63         01/01/2019            295,278
      2,805,000    ROBBINSDALE MN INDEPENDENT SCHOOL DISTRICT #281 FSA SCHOOL
                   DISTRICT CREDIT PROGRAM INSURED (PROPERTY TAX REVENUE LOC)            5.00         02/01/2019          3,040,199
      1,000,000    ROBBINSDALE MN INDEPENDENT SCHOOL DISTRICT #281 FSA SCHOOL
                   DISTRICT CREDIT PROGRAM INSURED (PROPERTY TAX REVENUE LOC)            5.00         02/01/2020          1,068,110
      1,195,000    ROBBINSDALE MN INDEPENDENT SCHOOL DISTRICT #281 SCHOOL
                   DISTRICT CREDIT PROGRAM INSURED SUBJECT TO CROSSOVER
                   REFUNDING (PROPERTY TAX REVENUE LOC)                                  5.60         02/01/2018          1,299,312
      2,900,000    ROBBINSDALE MN INDEPENDENT SCHOOL DISTRICT #281 SCHOOL
                   DISTRICT CREDIT PROGRAM INSURED SUBJECT TO CROSSOVER
                   REFUNDING (PROPERTY TAX REVENUE LOC)                                  5.63         02/01/2020          3,155,577
      2,285,000    ROCHESTER MN HEALTHCARE FACILITIES REVENUE MAYO FOUNDATION
                   MAYO MEDICAL CENTER-SERIES I (HEALTHCARE FACILITIES REVENUE)          5.80         11/15/2007          2,435,673
         20,000    ROCHESTER MN MAYO FOUNDATION MAYO MEDICAL CENTER SERIES I
                   (HEALTHCARE FACILITIES REVENUE)                                       5.88         11/15/2008             21,808
      1,650,000    ROCHESTER MN MAYO FOUNDATION MAYO MEDICAL CENTER SERIES I
                   (HEALTHCARE FACILITIES REVENUE)                                       5.90         11/15/2009          1,832,672
      2,000,000    ROCHESTER MN MAYO FOUNDATION MAYO MEDICAL CENTER SERIES I
                   (HEALTHCARE FACILITIES REVENUE)                                       5.90         11/15/2010          2,256,640
      2,000,000    ROSEMOUNT MN INDEPENDENT SCHOOL DISTRICT #196 CAPITAL
                   APPRECIATION SERIES A SCHOOL DISTRICT CREDIT PROGRAM
                   INSURED (PROPERTY TAX REVENUE LOC)^                                   5.49         04/01/2009          1,778,000
      3,000,000    ROSEMOUNT MN INDEPENDENT SCHOOL DISTRICT #196 CAPITAL
                   APPRECIATION SERIES A SCHOOL DISTRICT CREDIT PROGRAM
                   INSURED (PROPERTY TAX REVENUE LOC)^                                   5.54         04/01/2010          2,565,390
      2,000,000    ROSEMOUNT MN INDEPENDENT SCHOOL DISTRICT #196 CAPITAL
                   APPRECIATION SERIES A SCHOOL DISTRICT CREDIT PROGRAM
                   INSURED (PROPERTY TAX REVENUE LOC)^                                   5.59         04/01/2011          1,639,040
        100,000    ROSEVILLE MN INDEPENDENT SCHOOL DISTRICT NUMBER 623 SCHOOL
                   DISTRICT CREDIT ENHANCEMENT PROGRAM SERIES A (PROPERTY TAX
                   REVENUE LOC)                                                          5.00         02/01/2017            107,759
         20,000    SAINT CLOUD MN HOUSING & REDEVELOPMENT AUTHORITY STATE
                   UNIVERSITY FOUNDATION PROJECT (COLLEGE AND UNIVERSITY
                   REVENUE)                                                              4.25         05/01/2012             21,091
         20,000    SAINT PAUL MN HOUSING & REDEVELOPMENT AUTHORITY WELLINGTON
                   PROJECT SERIES A (HOUSING REVENUE LOC)                                5.10         02/01/2024             20,670
         50,000    SAINT PAUL MN INDEPENDENT SCHOOL DISTRICT NUMBER 625 SERIES
                   C (PROPERTY TAX REVENUE LOC)                                          5.38         02/01/2012             53,844

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

MINNESOTA TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
MINNESOTA (CONTINUED)
$        10,000    SAINT PAUL MN PORT AUTHORITY (AIRPORT REVENUE)                        7.10%        07/01/2008    $        11,218
         20,000    SAINT PAUL MN PORT AUTHORITY OFFICE BUILDING (LEASE REVENUE)          5.25         12/01/2027             21,644
      1,000,000    SHAKOPEE MN HEALTHCARE FACILITIES REVENUE ST. FRANCIS
                   REGIONAL MEDICAL CENTER (HEALTHCARE FACILITIES REVENUE)               5.25         09/01/2034          1,044,840
        695,000    SOUTH WASHINGTON COUNTY MN INDEPENDENT SCHOOL DISTRICT NO.
                   833 SERIES A (PROPERTY TAX REVENUE LOC)                               5.50         02/01/2017            758,940
        160,000    SOUTHCENTRAL MN MULTI COUNTY HOUSING & REDEVELOPMENT
                   AUTHORITY LAKE CITY (HOUSING REVENUE LOC)                             4.25         08/01/2021            160,870
      5,000,000    SOUTHERN MINNESOTA MUNICIPAL POWER AGENCY CAPITAL
                   APPRECIATION SERIES A (ELECTRIC REVENUE LOC)^                         6.01         01/01/2020          2,674,900
        975,000    SOUTHERN MINNESOTA MUNICIPAL POWER AGENCY PREREFUNDED SERIES
                   A (ELECTRIC REVENUE LOC)                                              5.00         01/01/2009          1,041,388
        200,000    SOUTHERN MINNESOTA MUNICIPAL POWER AGENCY SERIES A (ELECTRIC
                   PLANT REVENUE LOC)^                                                   4.24         01/01/2018            117,496
         50,000    SOUTHERN MINNESOTA MUNICIPAL POWER AGENCY SERIES A (ELECTRIC
                   REVENUE LOC)                                                          5.25         01/01/2015             56,979
      2,025,000    ST. LOUIS PARK MN INDEPENDENT SCHOOL DISTRICT #283 SCHOOL
                   DISTRICT CREDIT PROGRAM INSURED (PROPERTY TAX REVENUE LOC)            5.45         02/01/2013          2,182,201
      1,050,000    ST. MICHAEL MN INDEPENDENT SCHOOL DISTRICT #885 FSA SCHOOL
                   DISTRICT CREDIT PROGRAM INSURED (PROPERTY TAX REVENUE LOC)            5.00         02/01/2018          1,138,043
      2,000,000    ST. MICHAEL MN INDEPENDENT SCHOOL DISTRICT #885 FSA SCHOOL
                   DISTRICT CREDIT PROGRAM INSURED (PROPERTY TAX REVENUE LOC)            5.00         02/01/2019          2,167,700
        500,000    ST. PAUL MN HOUSING & REDEVELOPMENT AUTHORITY REGIONS
                   HOSPITAL PROJECT (HEALTHCARE FACILITIES REVENUE)                      5.20         05/15/2013            518,625
      1,700,000    ST. PAUL MN HOUSING & REDEVELOPMENT AUTHORITY REGIONS
                   HOSPITAL PROJECT (HEALTHCARE FACILITIES REVENUE)                      5.25         05/15/2018          1,749,419
      3,000,000    ST. PAUL MN HOUSING & REDEVELOPMENT AUTHORITY REGIONS
                   HOSPITAL PROJECT (HEALTHCARE FACILITIES REVENUE)                      5.30         05/15/2028          3,070,590
      2,500,000    ST. PAUL MN HOUSING & REDEVELOPMENT AUTHORITY ST. PAUL
                   ACADEMY & SUMMIT SCHOOL PROJECT (PRIVATE SCHOOL REVENUE)              5.50         10/01/2024          2,629,175
        225,000    ST. PAUL MN HOUSING AND REDEVELOPMENT AUTHORITY GILLETTE
                   CHILDRENS SPECIALTY (HOUSING REVENUE)                                 5.00         02/01/2012            232,378
        200,000    ST. PAUL MN HOUSING AND REDEVELOPMENT AUTHORITY GILLETTE
                   CHILDRENS SPECIALTY (HOUSING REVENUE)                                 5.00         02/01/2013            205,712
        225,000    ST. PAUL MN HOUSING AND REDEVELOPMENT AUTHORITY GILLETTE
                   CHILDRENS SPECIALTY (HOUSING REVENUE)                                 5.00         02/01/2014            229,556
        200,000    ST. PAUL MN HOUSING AND REDEVELOPMENT AUTHORITY GILLETTE
                   CHILDRENS SPECIALTY (HOUSING REVENUE)                                 5.00         02/01/2015            203,036
        215,000    ST. PAUL MN INDEPENDENT SCHOOL DISTRICT #625 SERIES B (LEASE
                   REVENUE)                                                              6.10         02/01/2006            215,581
        230,000    ST. PAUL MN INDEPENDENT SCHOOL DISTRICT #625 SERIES B (LEASE
                   REVENUE)                                                              6.20         02/01/2007            230,642
        245,000    ST. PAUL MN INDEPENDENT SCHOOL DISTRICT #625 SERIES B (LEASE
                   REVENUE)                                                              6.25         02/01/2008            245,693
        260,000    ST. PAUL MN INDEPENDENT SCHOOL DISTRICT #625 SERIES B (LEASE
                   REVENUE)                                                              6.30         02/01/2009            260,780
        120,000    STEELE COUNTY MN ELDERLY HOUSING PROJECT (HEALTHCARE
                   FACILITIES REVENUE)                                                   6.63         06/01/2020            130,639
      1,000,000    STILLWATER MN HEALTH CARE REVENUE BONDS HEALTH SYSTEM
                   OBLIGATION GROUP (HEALTHCARE FACILITIES REVENUE)                      5.00         06/01/2025          1,046,140
      1,000,000    TODD MORRISON CASS & WADENA COUNTIES MN UNITED HOSPITAL
                   DISTRICT HEALTH CARE FACILITIES - LAKEWOOD                            5.13         12/01/2024          1,047,520
      1,050,000    TODD MORRISON CASS & WADENA COUNTIES MN UNITED HOSPITAL
                   DISTRICT HEALTH CARE FACILITIES - LAKEWOOD                            5.25         12/01/2026          1,110,711
         95,000    UNIVERSITY OF MINNESOTA (COLLEGE AND UNIVERSITY REVENUE)              6.75         12/01/2016            117,955
      1,000,000    UNIVERSITY OF MINNESOTA SERIES A (COLLEGE AND UNIVERSITY
                   REVENUE LOC)                                                          5.75         07/01/2011          1,138,270
      2,795,000    UNIVERSITY OF MINNESOTA SERIES A (COLLEGE AND UNIVERSITY
                   REVENUE LOC)                                                          5.75         07/01/2017          3,352,295

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

MINNESOTA TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE

MINNESOTA (CONTINUED)
$     7,285,000    UNIVERSITY OF MINNESOTA SERIES A (COLLEGE AND UNIVERSITY REVENUE
                   LOC)                                                                      5.50%     07/01/2021   $     8,624,566
        400,000    VIRGINIA MN HOUSING & REDEVELOPMENT AUTHORITY (LEASE REVENUE)             5.13      10/01/2020           420,828
      2,085,000    VIRGINIA MN HOUSING & REDEVELOPMENT AUTHORITY HEALTHCARE
                   FACILITY LEASE REVENUE (LEASE REVENUE)                                    5.25      10/01/2025         2,195,171
         50,000    WACONIA MN RIDGEVIEW MEDICAL CENTER PROJECT SERIES A (HEALTHCARE
                   FACILITIES REVENUE LOC)                                                   6.00      01/01/2017            54,969
         25,000    WASHINGTON COUNTY MN HOUSING & REDEVELOPMENT AUTHORITY BRIAR
                   POND SERIES A (HOUSING REVENUE LOC)                                       5.55      08/20/2028            25,884
         25,000    WAYZATA MN INDEPENDENT SCHOOL DISTRICT NUMBER 284 SERIES A
                   (PROPERTY TAX REVENUE LOC)                                                5.00      02/01/2011            26,597
        200,000    WESTERN MINNESOTA MUNICIPAL POWER AGENCY (ELECTRIC PLANT REVENUE
                   LOC)                                                                      9.75      01/01/2016           300,244
        105,000    WESTERN MINNESOTA MUNICIPAL POWER AGENCY (ELECTRIC REVENUE)               6.63      01/01/2016           125,670
      2,610,000    WESTERN MINNESOTA MUNICIPAL POWER AGENCY 1977 SERIES A (ELECTRIC
                   REVENUE)                                                                  6.38      01/01/2016         3,004,032
         45,000    WESTERN MINNESOTA MUNICIPAL POWER AGENCY SERIES A (ELECTRIC
                   PLANT REVENUE LOC)                                                        5.50      01/01/2012            46,520
         75,000    WESTERN MINNESOTA MUNICIPAL POWER AGENCY SERIES A (ELECTRIC
                   PLANT REVENUE LOC)                                                        5.50      01/01/2013            83,241
         40,000    WILLMAR MN RICE MEMORIAL HOSPITAL PROJECT (PROPERTY TAX REVENUE
                   LOC)                                                                      5.00      02/01/2019            43,411

                                                                                                                        180,573,289
                                                                                                                    ---------------

PUERTO RICO - 0.03%
         20,000    PUERTO RICO ELECTRIC POWER AUTHORITY (ELECTRIC PLANT REVENUE LOC)         5.00      07/01/2016            22,564
         25,000    PUERTO RICO ELECTRIC POWER AUTHORITY SERIES II (ELECTRIC REVENUE
                   LOC)                                                                      5.25      07/01/2022            27,614
          5,000    PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY SERIES B (TOLL
                   ROAD REVENUE LOC)                                                         5.25      07/01/2010             5,519

                                                                                                                             55,697
                                                                                                                    ---------------
TOTAL MUNICIPAL BONDS & NOTES (COST $167,532,157)                                                                       180,628,986
                                                                                                                    ---------------
SHARES

SHORT-TERM INVESTMENTS - 0.05%
         89,000    WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET TRUST~++                                             89,000
                                                                                                                    ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $89,000)                                                                                  89,000
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $167,621,157)*                         98.99%                                                                 $   180,717,986
OTHER ASSETS AND LIABILITIES, NET             1.01                                                                        1,852,396
                                            ------                                                                  ---------------
                                            100.00%
TOTAL NET ASSETS                            ------                                                                  $   182,570,382
                                                                                                                    ---------------

**   THESE  SECURITIES  ARE  SUBJECT  TO A  DEMAND  FEATURE  WHICH  REDUCES  THE
     EFFECTIVE MATURITY.
+/-  VARIABLE RATE INVESTMENTS.
^    ZERO COUPON/  STEPPED  COUPON  BOND.  INTEREST  RATE  PRESENTED IS YIELD TO
     MATURITY.
~    THIS WELLS FARGO  ADVANTAGE  FUND INVESTS CASH BALANCES THAT IT RETAINS FOR
     LIQUIDITY  PURPOSES IN A WELLS FARGO  ADVANTAGE MONEY MARKET FUND. THE FUND
     DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.
+    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $89,000.
*    COST FOR FEDERAL  INCOME TAX PURPOSES IS  $168,077,367  AND NET  UNREALIZED
     APPRECIATION (DEPRECIATION) CONSISTS OF:
     GROSS UNREALIZED APPRECIATION                  $12,975,452
     GROSS UNREALIZED DEPRECIATION                     (334,833)
                                                    -----------
     NET UNREALIZED APPRECIATION (DEPRECIATION)     $12,640,619

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

NATIONAL LIMITED TERM TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE         VALUE
MUNICIPAL BONDS & NOTES - 98.99%

ALASKA - 1.02%
$       860,000    ALASKA ENERGY AUTHORITY FSA INSURED (ELECTRIC REVENUE LOC)               7.00%      07/01/2009   $       931,905
        360,000    ALASKA STUDENT LOAN CORPORATION SERIES A AMBAC INSURED (HIGHER
                   EDUCATION FACILITIES AUTHORITY REVENUE LOC)                               5.50      07/01/2006           360,025

                                                                                                                          1,291,930
                                                                                                                    ---------------

ARIZONA - 1.19%
      1,350,000    MARICOPA COUNTY AZ SCHOOL DISTRICT #6 WASHINGTON ELEMENTARY
                   SERIES B (PROPERTY TAX REVENUE)                                           7.10      07/01/2008         1,509,003
                                                                                                                    ---------------

ARKANSAS - 0.58%
        750,000    ARKANSAS STATE DEVELOPMENT FINANCIAL AUTHORITY PUBLIC HEALTH
                   LABORATORY AMBAC INSURED (HEALTHCARE FACILITIES REVENUE LOC)              3.90      12/01/2024           737,602
                                                                                                                    ---------------

CALIFORNIA - 0.44%
        500,000    SANTA CLARA CA REDEVELOPMENT AGENCY BAYSHORE NORTH PROJECT AMBAC
                   INSURED (TAX REVENUE LOC)                                                 7.00      07/01/2010           559,700
                                                                                                                    ---------------

COLORADO - 9.06%
        621,000    BOWLES CO METROPOLITAN DISTRICT PREREFUNDED 12/01/05 @ 102
                   (PROPERTY TAX REVENUE)**                                                  7.75      12/01/2005           645,207
        160,000    COLORADO EDUCATIONAL & CULTURAL FACILITIES AUTHORITY CHARTER
                   SCHOOL-RENAISSANCE SCHOOL PROJECT (LEASE REVENUE)                         5.85      06/01/2008           158,349
      1,285,000    COLORADO EDUCATIONAL & CULTURAL FACILITIES AUTHORITY PINNACLE
                   CHARTER SCHOOL PROJECT ESCROWED TO MATURITY (LEASE REVENUE)               5.25      12/01/2011         1,381,054
      1,000,000    COLORADO HEALTH FACILITIES AUTHORITY CATHOLIC HEALTH INITIATIVES
                   SERIES A (HEALTHCARE FACILITIES REVENUE)                                  5.50      12/01/2008         1,076,860
        260,000    COLORADO HEALTH FACILITIES AUTHORITY EVANGELICAL LUTHERAN
                   (HEALTHCARE FACILITIES REVENUE)                                           6.00      12/01/2006           267,322
        455,000    COLORADO HEALTH FACILITIES AUTHORITY EVANGELICAL LUTHERAN
                   (HEALTHCARE FACILITIES REVENUE)                                           6.25      12/01/2010           508,362
        500,000    COLORADO HEALTH FACILITIES AUTHORITY HOSPITAL STEAMBOAT SPRINGS
                   HEALTH (HEALTHCARE FACILITIES REVENUE)                                    5.30      09/15/2009           514,855
        100,000    COLORADO HOUSING & FINANCE AUTHORITY MULTIFAMILY WINRIDGE
                   APARTMENTS PROJECT (HOUSING REVENUE LOC)+/-**                             2.30      02/15/2028           100,000
      1,000,000    COLORADO STATE CO STUDENT OBLIGATION BOND AUTHORITY STUDENT LOAN
                   SERIES II-B GSL INSURED (HIGHER EDUCATION FACILITIES AUTHORITY
                   REVENUE LOC)                                                              6.20      12/01/2008         1,022,420
        385,000    COUNTY OF BOULDER CO DEVELOPMENT OF LONGMONT UNITED HOSPITAL
                   PROJECT (HEALTHCARE FACILITIES REVENUE)                                   5.00      12/01/2005           387,537
        620,000    COUNTY OF MESA CO HILLTOP COMMUNITY RESOURCES SERIES A RADIAN
                   INSURED (HEALTHCARE FACILITIES REVENUE LOC)                               5.00      12/01/2008           654,478
        650,000    COUNTY OF MESA CO HILLTOP COMMUNITY RESOURCES SERIES A RADIAN
                   INSURED (HEALTHCARE FACILITIES REVENUE LOC)                               5.50      12/01/2009           705,081
        460,000    COUNTY OF MESA CO HILLTOP COMMUNITY RESOURCES SERIES A RADIAN
                   INSURED (HEALTHCARE FACILITIES REVENUE LOC)                               5.50      12/01/2010           504,689
        875,000    DENVER CITY & COUNTY CO ESCROWED TO MATURITY (HOUSING REVENUE)            7.00      08/01/2010           968,826
      1,350,000    DENVER CITY & COUNTY CO SERIES A AMBAC INSURED (AIRPORT REVENUE
                   LOC)                                                                      4.90      11/15/2008         1,422,603
        305,000    DENVER CO HEALTH & HOSPITAL AUTHORITY HEALTH CARE REVENUE SERIES
                   A                                                                         5.25      12/01/2005           307,300
        775,000    HIGHLANDS RANCH COM METROPOLITAN DISTRICT #2 FSA INSURED
                   (PROPERTY TAX REVENUE LOC)                                                6.50      06/15/2009           875,672

                                                                                                                         11,500,615
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                         PORTFOLIO OF INVESTMENTS--JUNE 30, 2005
--------------------------------------------------------------------------------

NATIONAL LIMITED TERM TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
CONNECTICUT - 1.33%
$       500,000    CONNECTICUT STATE SERIES A (PROPERTY TAX REVENUE)                         5.05%      04/15/2008  $       529,670
      1,100,000    CONNECTICUT STATE SERIES C (GENERAL OBLIGATION - STATES,
                   TERRITORIES)                                                              5.00      04/01/2008         1,163,041

                                                                                                                          1,692,711
                                                                                                                    ---------------

DISTRICT OF COLUMBIA - 0.25%
        300,000    DISTRICT OF COLUMBIA SERIES B-1 AMBAC INSURED (PROPERTY TAX
                   REVENUE LOC)                                                              5.50      06/01/2008           321,390
                                                                                                                    ---------------

FLORIDA - 5.77%
        945,000    BOYNTON BEACH FL FGIC INSURED (WATER REVENUE LOC)                         5.00      11/01/2012         1,010,196
        130,000    BRADFORD COUNTY FL SANTA FE HEALTHCARE FACILITIES PROJECT
                   ESCROWED TO MATURITY (HEALTHCARE FACILITIES REVENUE)                      6.00      11/15/2009           138,558
      1,475,000    BROWARD COUNTY FL SERIES B AMBAC INSURED (WATER REVENUE LOC)              5.00      10/01/2008         1,572,320
        540,000    FLORIDA STATE DEPARTMENT OF CORRECTIONS (JAIL FACILITIES REVENUE)         3.40      11/15/2010           538,888
        750,000    FLORIDA STATE DEPARTMENT OF CORRECTIONS (JAIL FACILITIES REVENUE)         4.00      11/15/2015           750,382
        980,000    HILLSBOROUGH COUNTY FL ESCROWED TO MATURITY (SEWER REVENUE)               6.20      12/01/2008         1,032,312
        500,000    MIAMI FL DADE COUNTY SCHOOL BOARD SERIES A MBIA INSURED (LEASE
                   REVENUE LOC)**                                                            5.00      08/01/2027           526,955
        905,000    NAPLES FL WATER AND SEWER REVENUE (WATER & WASTEWATER AUTHORITY
                   REVENUE)**                                                                5.90      09/01/2013           955,128
        750,000    PINELLAS COUNTY FL HOUSING FINANCIAL AUTHORITY SINGLE FAMILY
                   HOUSING REVENUE AMOUNT MULTI COUNTY PROGRAM SERIES A-1 GNMA
                   INSURED (HOUSING REVENUE LOC)                                             5.50      09/01/2035           800,498

                                                                                                                          7,325,237
                                                                                                                    ---------------

GEORGIA - 0.46%
        615,000    ATLANTA GA AIRPORT FACILITIES CAPITAL APPRECIATION BONDS MBIA
                   INSURED (AIRPORT REVENUE LOC)^                                            5.10      01/01/2010           485,469
         95,000    GEORGIA MUNICIPAL ELECTRIC AUTHORITY POWER REVENUE SERIES V
                   (ELECTRIC REVENUE LOC)                                                    6.40      01/01/2007           100,070

                                                                                                                            585,539
                                                                                                                    ---------------

HAWAII - 0.83%
      1,000,000    HAWAII STATE HOUSING & COMMUNITY DEVELOPMENT CORPORATION SINGLE
                   FAMILY MORTGAGE PURCHASE REVENUE SERIES A FNMA INSURED
                   (SINGLE FAMILY HOUSING REVENUE LOC)                                       5.00      07/01/2036         1,053,580
                                                                                                                    ---------------

ILLINOIS - 8.27%
      1,050,000    AURORA IL TAX INCREMENTAL REVENUE (TAX ALLOCATION REVENUE)                5.00      12/30/2010         1,072,250
      1,820,000    BERWYN ILLINOIS AMBAC INSURED (PROPERTY TAX REVENUE LOC)                  5.00      11/15/2010         1,925,487
        700,000    CHICAGO IL METROPOLITAN WATER RECLAMATION DISTRICT GREATER
                   CHICAGO IL CAPITAL IMPROVEMENT BONDS (PROPERTY TAX REVENUE)               6.90      01/01/2007           728,896
        835,000    ILLINOIS HEALTH FACILITIES AUTHORITY LUTHERAN GENERAL HEALTH
                   SYSTEMS SERIES A FSA INSURED ESCROWED TO MATURITY (HEALTHCARE
                   FACILITIES REVENUE LOC)                                                   6.13      04/01/2012           922,516
        390,000    ILLINOIS HEALTH FACILITIES AUTHORITY MERCY HOSPITAL PROJECT
                   ESCROWED TO MATURITY (HEALTHCARE FACILITIES REVENUE)                      7.10      06/01/2009           424,632
        500,000    ILLINOIS HEALTH FACILITIES AUTHORITY METHODIST MEDICAL CENTER
                   MBIA INSURED (HEALTH FACILITIES FINANCING AUTHORITY REVENUE LOC)          5.50      11/15/2010           542,075
        800,000    NORTH CHICAGO IL FGIC INSURED (PROPERTY TAX REVENUE LOC)                  5.75      01/01/2010           887,040
        500,000    SOUTHERN ILLINOIS UNIVERSITY REVENUE HOUSING & AUXILIARY
                   FACILITIES SYSTEM MBIA INSURED (COLLEGE AND UNIVERSITY REVENUE
                   LOC)^                                                                     1.75      04/01/2006           489,825
        250,000    SPRINGFIELD IL WATER REVENUE (WATER & WASTEWATER AUTHORITY
                   REVENUE)                                                                  5.00      03/01/2008           260,313
      3,000,000    STATE OF ILLINOIS SERIES Q (SALES TAX REVENUE)                            6.00      06/15/2009         3,244,770

                                                                                                                         10,497,804
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

NATIONAL LIMITED TERM TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
INDIANA - 4.97%
$     1,065,000    DECATUR TOWNSHIP-MARION COUNTY IN METROPOLITAN SCHOOL DISTRICT
                   SCHOOL BUILDING CORPORATION FIRST MORTGAGE (LEASE REVENUE)                5.20%     09/15/2008      $  1,118,580
      1,000,000    INDIANA BOND BANK COMMON SCHOOL ADVANCE PURCHASE FUNDING SERIES
                   B MBIA INSURED (OTHER REVENUE LOC)                                        5.00      02/01/2008         1,051,250
      1,000,000    INDIANA BOND BANK COMMON SCHOOL FUND ADVISORY PURCHASE SERIES A
                   MBIA INSURED                                                              5.00      02/01/2007         1,033,830
        850,000    INDIANA EDUCATIONAL FACILITIES AUTHORITY DEPAUW UNIVERSITY
                   PROJECT (COLLEGE AND UNIVERSITY REVENUE)                                  5.00      07/01/2012           904,638
      1,980,000    INDIANA HEALTH FACILITY FINANCING AUTHORITY UNREFUNDED BALANCE
                   SERIES A MBIA INSURED (HEALTHCARE FACILITIES REVENUE LOC)                 5.50      11/01/2007         2,095,256
        105,000    MERRILLVILLE IN MULTI SCHOOL BUILDING CORPORATION FIRST
                   MORTGAGE MBIA INSURED (LEASE REVENUE LOC)                                 6.55      07/01/2005           105,011

                                                                                                                          6,308,565
                                                                                                                    ---------------

IOWA - 0.80%
      1,000,000    IOWA STUDENT LOAN LIQUIDITY CORPORATION SERIES B (HIGHER
                   EDUCATION FACILITIES AUTHORITY REVENUE LOC)                               4.90      12/01/2005         1,008,970
                                                                                                                    ---------------

LOUISIANA - 2.97%
      1,600,000    JEFFERSON PARISH LOUISIANA HOME MORTGAGE AUTHORITY SINGLE
                   FAMILY MORTGAGE REVENUE SERIES A GNMA INSURED (SINGLE FAMILY
                   HOUSING REVENUE LOC)%%                                                    5.55      06/01/2036         1,732,288
      1,900,000    SHREVEPORT LA SERIES A FGIC INSURED (PROPERTY TAX REVENUE LOC)            5.63      05/01/2008         2,041,683

                                                                                                                          3,773,971
                                                                                                                    ---------------

MAINE - 0.80%
      1,000,000    MAINE STATE HOUSING AUTHORITY MORTGAGE PURCHASE PROGRAM SERIES
                   F-2 (STATE AGENCY HOUSING REVENUE)                                        4.05      11/15/2010         1,010,410

MASSACHUSETTS - 1.85%
        500,000    COMMONWEALTH OF MASSACHUSETTS SERIES A (OTHER REVENUE)                    5.25      01/01/2009           536,970
        700,000    MASSACHUSETTS DEVELOPMENT FINANCE AGENCY DEVENS ELECTRIC
                   SYSTEMS (ELECTRIC REVENUE)                                                5.13      12/01/2011           740,488

      1,000,000    MASSACHUSETTS STATE FEDERAL HIGHWAY SERIES A (FUEL SALES TAX
                   REVENUE)                                                                  5.25      06/15/2011         1,076,310

                                                                                                                          2,353,768
                                                                                                                    ---------------

MICHIGAN - 5.02%
        275,000    BATTLE CREEK MI ECONOMIC DEVELOPMENT CORPORATION KELLOG COMPANY
                   PROJECT (INDUSTRIAL DEVELOPMENT REVENUE)                                  5.13      02/01/2009           279,793
      2,000,000    DETROIT MI COBO HALL MBIA INSURED (TAX REVENUE LOC)                       5.00      09/30/2008         2,126,720
      1,000,000    DETROIT MI DISTRIBUTABLE STATE AID AMBAC INSURED (PROPERTY TAX
                   REVENUE LOC)                                                              5.25      05/01/2008         1,063,860
      1,445,000    DETROIT MI ESCROWED TO MATURITY (STATE & LOCAL GOVERNMENTS)               7.10      12/15/2009         1,572,131
        305,000    LAKEVIEW MI COMMUNITY SCHOOL FGIC INSURED (PROPERTY TAX REVENUE
                   LOC)                                                                      6.50      05/01/2006           314,546
        250,000    MICHIGAN STATE MI HOSPITAL FINANCE AUTHORITY ASCENSION HEALTH
                   CREDIT SERIES A
                   MBIA INSURED (HEALTHCARE FACILITIES REVENUE LOC)                          5.50      11/15/2007           264,718
        415,000    MICHIGAN STATE MI HOSPITAL FINANCE AUTHORITY OSF HEALTHCARE
                   SYSTEMS (HEALTHCARE FACILITIES REVENUE)                                   5.25      11/15/2006           426,807
        300,000    MICHIGAN STATE MI HOSPITAL FINANCIAL AUTHORITY CHARITY
                   OBLIGATION GROUP SERIES A PREREFUNDED 05/ 01/10 @100 (HOSPITAL
                   REVENUE)**                                                                5.13      11/01/2029           323,865

                                                                                                                          6,372,440
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

NATIONAL LIMITED TERM TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                       INTEREST RATE  MATURITY DATE         VALUE
MINNESOTA - 3.35%
$     1,000,000    ARDEN HILLS MN HOUSING AND HEALTHCARE FACILITIES PRESBYTERIAN
                   HOMES SERIES A UNITED STATES BANK INSURED (HOUSING REVENUE)**+/-          2.35%      09/01/2029   $     1,000,000
        100,000    CHASKA MN INDEPENDENT SCHOOL DISTRICT NO 112 SERIES B (PROPERTY
                   TAX REVENUE LOC)                                                          6.00       02/01/2014           101,893
        405,000    CITY OF MINNEAPOLIS MN ALLINA HEALTH SYSTEMS SERIES A
                   (HEALTHCARE FACILITIES REVENUE)                                           5.00       11/15/2008           426,315
        225,000    MINNESOTA AGRICULTURAL & ECONOMIC DEVELOPMENT BOARD EVANGELICAL
                   LUTHERAN PROJECT (HEALTHCARE FACILITIES REVENUE)                          5.00       02/01/2006           227,248
        230,000    MINNESOTA AGRICULTURAL & ECONOMIC DEVELOPMENT BOARD EVANGELICAL
                   LUTHERAN PROJECT (HEALTHCARE FACILITIES REVENUE)                          5.00       02/01/2007           235,711
        250,000    MINNESOTA AGRICULTURAL & ECONOMIC DEVELOPMENT BOARD EVANGELICAL
                   LUTHERAN PROJECT (HEALTHCARE FACILITIES REVENUE)                          5.00       02/01/2008           258,950
        365,000    MINNESOTA STATE MN HIGHER EDUCATION FACILITIES AUTHORITY STATE
                   SCHOLASTICAL SERIES 5-J (COLLEGE AND UNIVERSITY REVENUE)                  4.88       12/01/2007           377,162
      1,000,000    ROCHESTER MN HEALTHCARE FACILITIES REVENUE MAYO FOUNDATION MAYO
                   MEDICAL CENTER-SERIES I (HEALTHCARE FACILITIES REVENUE)                   5.80       11/15/2007         1,065,940
        485,000    WESTERN MINNESOTA MUNICIPAL POWER AGENCY 1977 SERIES A (ELECTRIC
                   REVENUE)                                                                  6.38       01/01/2016           558,220

                                                                                                                           4,251,439
                                                                                                                     ---------------

MISSISSIPPI - 3.36%
      3,985,000    STATE OF MISSISSIPPI ESCROWED TO MATURITY (PROPERTY TAX REVENUE)          6.20       02/01/2008         4,266,779
                                                                                                                     ---------------

MISSOURI - 0.85%
      1,000,000    MISSOURI STATE BOARD PUBLIC BUILDINGS SPECIAL OBLIGATION SERIES
                   A (RECREATIONAL FACILITIES REVENUE)                                       5.25       10/15/2008         1,074,460
                                                                                                                     ---------------

MONTANA - 0.63%
        750,000    MONTANA STATE BOARD OF HOUSING SINGLE FAMILY MORTGAGE SERIES A
                   (HOUSING REVENUE)                                                         5.60       12/01/2035           804,743
                                                                                                                     ---------------

NEBRASKA - 0.50%
        600,000    NEBRASKA PUBLIC POWER DISTRICT SERIES A (POWER REVENUE)                   5.00       01/01/2009           639,822
                                                                                                                     ---------------

NEVADA - 0.95%
        645,000    SPARKS NV REDEVELOPMENT AGENCY SERIES A RADIAN INSURED (TAX
                   INCREMENTAL REVENUE LOC)                                                  5.10       01/15/2008           673,664
        500,000    WASHOE COUNTY NV AIRPORT AUTHORITY FGIC INSURED (AIRPORT REVENUE
                   LOC)                                                                      5.25       07/01/2008           530,890

                                                                                                                           1,204,554
                                                                                                                     ---------------

NEW JERSEY - 0.59%
        500,000    NEW JERSEY HEALTH CARE FACILITIES FINANCING AUTHORITY CAPITAL
                   HEALTH SYSTEMS OBLIGATION GROUP (HEALTHCARE FACILITIES REVENUE)           5.00       07/01/2005           500,025
        225,000    NEW JERSEY STATE HIGHWAY AUTHORITY GARDEN STATE PARKWAY GENERAL
                   REVENUE (TOLL ROAD REVENUE)                                               6.20       01/01/2010           248,553

                                                                                                                             748,578
                                                                                                                     ---------------

NEW YORK - 5.20%
      3,000,000    METROPOLITAN TRANSPORTATION AUTHORITY NY REVENUE SERIES G-1
                   (TRANSPORTATION REVENUE LOC)+/-**                                         2.50       11/01/2026         3,000,000
         40,000    NEW YORK NY SERIES D FGIC INSURED (PROPERTY TAX REVENUE LOC)              5.25       08/01/2006            41,152
        160,000    NEW YORK NY SERIES D FGIC INSURED (PROPERTY TAX REVENUE LOC)              5.25       08/01/2006           164,478
        500,000    NEW YORK STATE DORMITORY AUTHORITY STATE PERSONAL INCOME TAX
                   SERIES A (TAX REVENUE LOC)                                                5.00       03/15/2008           526,660

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

NATIONAL LIMITED TERM TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
NEW YORK (CONTINUED)
$     1,000,000    NEW YORK STATE THRUWAY AUTHORITY UNREFUNDED BALANCE LOCAL
                   HIGHWAY & BRIDGES (OTHER REVENUE)                                         5.25%     04/01/2010   $     1,059,200
      1,635,000    TRIBOROUGH BRIDGE & TUNNEL AUTHORITY NY CONVENTION CENTER
                   PROJECT SERIES E MBIA INSURED (OTHER REVENUE)                             7.25      01/01/2010         1,815,144

                                                                                                                          6,606,634
                                                                                                                    ---------------

NORTH DAKOTA - 0.84%
      1,000,000    NORTH DAKOTA BUILDING AUTHORITY SERIES A FGIC INSURED (LEASE
                   REVENUE LOC)                                                              5.25      06/01/2008         1,063,770
                                                                                                                    ---------------

OHIO - 4.66%
         90,000    AKRON OH AKRON MUNICIPAL BASEBALL STADIUM PROJECT (LEASE
                   REVENUE)                                                                  6.50      12/01/2007            95,792
      1,000,000    FRANKLIN COUNTY OH AMERICAN CHEMICAL SOCIETY PROJECT
                   (INDUSTRIAL DEVELOPMENT REVENUE)                                          5.13      10/01/2008         1,058,650
      1,000,000    LUCAS COUNTY OH PROMEDICAL HEALTHCARE OBLIGATION MBIA INSURED
                   (HEALTHCARE FACILITIES REVENUE LOC)                                       6.00      11/15/2007         1,062,010
        900,000    OHIO STATE WATER DEVELOPMENT AUTHORITY WATER DEVELOPMENT PURE
                   WATER AMBAC INSURED (WATER REVENUE LOC)                                   5.00      06/01/2008           953,478
      2,000,000    STATE OF OHIO (PROPERTY TAX REVENUE)                                      6.65      09/01/2009         2,156,980
        560,000    STATE OF OHIO INFRASTRUCTURE IMPROVEMENT SERIES B (PROPERTY TAX
                   REVENUE)                                                                  5.00      03/01/2008           590,817

                                                                                                                          5,917,727
                                                                                                                    ---------------

OREGON - 2.10%
        555,000    COLUMBIA OR UTILITY DISTRICT ELECTRIC SYSTEMS REVENUE SERIES A
                   MBIA INSURED (UTILITIES REVENUE LOC)                                      5.50      12/01/2009           606,654
        700,000    GRANTS PASS OR URBAN RENEWAL AGENCY PARKWAY REDEVELOPMENT AREA
                   (TAX INCREMENTAL REVENUE)                                                 5.00      08/01/2008           720,230
      1,200,000    PORTLAND OR COMMUNITY COLLEGE DISTRICT FSA INSURED (COLLEGE AND
                   UNIVERSITY REVENUE LOC)                                                   5.00      06/15/2013         1,332,252

                                                                                                                          2,659,136
                                                                                                                    ---------------

PENNSYLVANIA - 0.60%
        740,000    WINDBER AREA AUTHORITY PA WINDBER HOSPITAL PROJECT FHA INSURED
                   PREREFUNDED 08/01/05 @ 102 (HEALTHCARE FACILITIES REVENUE LOC)**          6.50      08/01/2005           757,294
                                                                                                                    ---------------

RHODE ISLAND - 1.12%
        320,000    WOONSOCKET RI HOUSING AUTHORITY CAPITAL FUNDS HOUSING (HOUSING
                   REVENUE)                                                                  4.50      09/01/2006           326,342
        335,000    WOONSOCKET RI HOUSING AUTHORITY CAPITAL FUNDS HOUSING (HOUSING
                   REVENUE)                                                                  4.50      09/01/2007           346,417
        350,000    WOONSOCKET RI HOUSING AUTHORITY CAPITAL FUNDS HOUSING (HOUSING
                   REVENUE)                                                                  4.50      09/01/2008           365,782
        365,000    WOONSOCKET RI HOUSING AUTHORITY CAPITAL FUNDS HOUSING (HOUSING
                   REVENUE)                                                                  4.50      09/01/2009           384,389

                                                                                                                          1,422,930
                                                                                                                    ---------------

SOUTH CAROLINA - 2.47%
      1,000,000    SOUTH CAROLINA HOUSING FINANCE AND DEVELOPMENT AUTHORITY
                   MORTGAGE REVENUE SERIES A-2 FSA INSURED (SINGLE FAMILY HOUSING
                   REVENUE LOC)                                                              4.70      07/01/2020         1,006,080

      2,000,000    SOUTH CAROLINA JOBS-ECONOMIC DEVELOPMENT AUTHORITY IMPROVEMENT
                   PALMETTO HEALTHCARE (HEALTHCARE FACILITIES REVENUE)                       5.25      08/01/2011         2,127,020

                                                                                                                          3,133,100
                                                                                                                    ---------------

SOUTH DAKOTA - 2.98%
      1,220,000    HEARTLAND SD CONSUMERS POWER DISTRICT FSA INSURED (ELECTRIC
                   REVENUE LOC)                                                              6.00      01/01/2009         1,295,896
        830,000    LOWER BRULE SIOUX TRIBE SOUTH DAKOTA SERIES B (OTHER REVENUE)             5.15      05/01/2014           828,191

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

NATIONAL LIMITED TERM TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
SOUTH DAKOTA (CONTINUED)
$     1,000,000    RAPID CITY SD AREA SCHOOL DISTRICT #51-4 CAPITAL OUTLAY
                   CERTIFICATIONS FSA INSURED (PROPERTY TAX REVENUE LOC)                     5.00%     01/01/2009   $     1,051,460
        575,000    SOUTH DAKOTA HEALTH & EDUCATIONAL FACILITIES AUTHORITY
                   HEALTHCARE PRAIRIE ACA INSURED (HEALTHCARE FACILITIES REVENUE
                   LOC)                                                                      5.20      04/01/2008           601,024

                                                                                                                          3,776,571
                                                                                                                    ---------------

TENNESSEE - 3.11%
      2,600,000    JACKSON TENNESSEE WATER AND SEWER REVENUE (WATER & WASTEWATER
                   AUTHORITY REVENUE)                                                        6.30      07/01/2011         2,820,636
      1,000,000    MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY FEDERAL EXPRESS
                   CORPORATION (INDUSTRIAL DEVELOPMENT REVENUE)                              5.00      09/01/2009         1,054,890
         75,000    TENNESSEE STATE PREREFUNDED SERIES A (OTHER REVENUE)                      5.00      05/01/2007            78,077

                                                                                                                          3,953,603
                                                                                                                    ---------------

TEXAS - 10.44%
        515,000    CITY OF HOUSTON TX ESCROWED TO MATURITY (AIRPORT REVENUE LOC)             6.25      07/01/2012           570,445
        215,000    DENISON HOUSING AUTHORITY MANNING PARK PLAZA HUD INSURED
                   (HOUSING REVENUE)                                                         5.00      10/01/2009           223,323
        400,000    GULF COAST INDUSTRIAL DEVELOPMENTAL AUTHORITY MOBIL OIL
                   CORPORATION PROJECT GUARANTEE AGREEMENT (INDUSTRIAL DEVELOPMENT
                   REVENUE)                                                                  4.95      07/01/2007           416,716
        240,000    HARLANDALE TX INDEPENDENT SCHOOL DISTRICT ESCROWED TO MATURITY
                   (LEASE REVENUE)                                                           5.20      10/15/2006           247,109
      2,330,000    HARRIS COUNTY HOUSTON TX SPORTS AUTHORITY SENIOR LIEN SERIES A
                   MBIA INSURED (SPECIAL TAX REVENUE LOC)                                    5.25      11/15/2007         2,458,826
      1,380,000    LOWER COLORADO RIVER AUTHORITY TRANSMISSION SERVICES CORPORATION
                   PROJECT SERIES C (OTHER REVENUE)                                          5.00      05/15/2006         1,406,385
        140,000    LUFKIN TX HEALTH FACILITIES DEVELOPMENT CORPORATION MEMORIAL
                   HEALTH SYSTEMS OF EAST TEXAS (HEALTHCARE FACILITIES REVENUE)              6.50      02/15/2006           142,331
        625,000    LUFKIN TX HEALTH FACILITY DEVELOPMENT CORPORATION HEALTH SYSTEM
                   REVENUE MEMORIAL HEALTH SYSTEM OF EAST TEXAS (HEALTH FACILITIES
                   FINANCING AUTHORITY REVENUE)                                              5.00      02/15/2008           640,212
        700,000    LYFORD TX CONSOLIDATED SCHOOL DISTRICT (LEASE REVENUE)                    5.00      08/15/2007           720,573
      1,575,000    MIDLAND COUNTY TX HOSPITAL DISTRICT CAPITAL APPRECIATION AMBAC
                   INSURED (HEALTHCARE FACILITIES REVENUE LOC)^                              5.63      06/01/2007         1,444,984
      3,000,000    SAM RAYBURN TX MUNICIPAL POWER AGENCY MBIA INSURED (ELECTRIC
                   REVENUE LOC)                                                              6.00      09/01/2010         3,340,800
        500,000    TEXAS STATE AFFORDABLE HOUSING CORPORATION SINGLE FAMILY
                   MORTGAGE REVENUE GNMA FNMA INSURED (STATE AGENCY HOUSING REVENUE
                   LOC)%%                                                                    5.50      09/01/2038           539,240
      1,025,000    TEXAS STATE DEPARTMENT OF HOUSING AND COMMUNITY AFFAIRS MULTI
                   FAMILY REVENUE ASMARA PROJECT SERIES A (HOUSING REVENUE)**                6.40      01/01/2027         1,099,230

                                                                                                                         13,250,174
                                                                                                                    ---------------

VIRGINIA - 0.39%
        500,000    AMELIA COUNTY VA IDA WASTE MANAGEMENT PROJECT (INDUSTRIAL
                   DEVELOPMENT REVENUE)**+/-                                                 4.05      04/01/2027           497,785
                                                                                                                    ---------------

WASHINGTON - 7.57%
      1,000,000    COWLITZ COUNTY WA PUBLIC UTILITY DISTRICT #1 DISTRIBUTION
                   SYSTEMS AMBAC INSURED (ELECTRIC REVENUE LOC)                              5.25      09/01/2009         1,083,440
        950,000    PORT ANACORTES WA SERIES A (AIRPORT REVENUE)                              5.13      09/01/2009           987,829
      1,345,000    SKAGIT COUNTY WASHINGTON PUBLIC HOSPITAL DISTRICT                         4.75      12/01/2007         1,377,885
      1,000,000    SPOKANE COUNTY WASHINGTON SCHOOL DISTRICT NUMBER 081 SPOKANE
                   CONVERTIBLE DEFERRED INTEREST MBIA INSURED (PROPERTY TAX REVENUE
                   LOC)^                                                                     5.08      12/01/2010           891,920

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

NATIONAL LIMITED TERM TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                       INTEREST RATE  MATURITY DATE      VALUE
WASHINGTON (CONTINUED)
$     1,330,000    SPOKANE WA FGIC INSURED (PROPERTY TAX REVENUE LOC)                        5.00%     06/01/2008   $     1,407,499
      1,155,000    STATE OF WASHINGTON SERIES A & AT-6 (TAX REVENUE)                         6.25      02/01/2011         1,282,374
        695,000    TACOMA WA DEPARTMENT OF PUBLIC UTILITY & LIGHT DIVISION ESCROWED
                   TO MATURITY (ELECTRIC REVENUE)                                            4.20      01/01/2008           717,511
        555,000    TACOMA WA DEPARTMENT OF PUBLIC UTILITY & LIGHT DIVISION ESCROWED
                   TO MATURITY (ELECTRIC REVENUE)                                            4.20      07/01/2008           575,929
        800,000    WASHINGTON HEALTH CARE FACILITIES AUTHORITY GOOD SAMARITAN
                   HOSPITAL RADIAN INSURED (HEALTHCARE FACILITIES REVENUE LOC)               5.00      10/01/2008           841,832
        400,000    WASHINGTON STATE PUBLIC POWER SUPPLY SYSTEM NUCLEAR PROJECT
                   NUMBER 1 PREREFUNDED-SERIES B (ELECTRIC REVENUE)                          7.25      07/01/2009           439,572

                                                                                                                          9,605,791
                                                                                                                    ---------------

WEST VIRGINIA - 0.83%
        200,000    KANAWHA COUNTY WV FGIC INSURED ESCROWED TO MATURITY (HOUSING
                   REVENUE LOC)                                                              7.38      09/01/2011           243,436
        745,000    WEST VIRGINIA WATER DEVELOPMENT AUTHORITY SEWER SYSTEMS LOAN
                   PROGRAM ESCROWED TO MATURITY (SEWER REVENUE)                              7.10      11/01/2009           812,005

                                                                                                                          1,055,441
                                                                                                                    ---------------

WISCONSIN - 0.84%
      1,000,000    WISCONSIN STATE PETROLEUM INSPECTION FEE REVENUE SERIES I FSA
                   INSURED (SPECIAL TAX REVENUE LOC)                                         5.00      07/01/2008         1,059,680
                                                                                                                    ---------------
TOTAL MUNICIPAL BONDS & NOTES (COST $124,488,251)                                                                       125,653,246
                                                                                                                    ---------------

SHARES

SHORT-TERM INVESTMENTS - 1.72%
      2,189,200   WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET TRUST~++                                           2,189,200
                                                                                                                    ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $2,189,200)                                                                            2,189,200
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $126,677,451)*                 100.71%                                                                        $   127,842,446
OTHER ASSETS AND LIABILITIES, NET     (0.71)                                                                               (900,987)
                                     ------                                                                         ---------------
TOTAL NET ASSETS                     100.00%                                                                        $   126,941,459
                                     ------                                                                         ---------------

+/-  VARIABLE RATE INVESTMENTS.
^    ZERO COUPON/  STEPPED  COUPON  BOND.  INTEREST  RATE  PRESENTED IS YIELD TO
     MATURITY.
~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.
++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $2,189,200.
** THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.
%%   SECURITIES ISSUED ON A WHEN-ISSUED (TBA) BASIS. (SEE NOTE 2)
*    COST FOR FEDERAL  INCOME TAX  PURPOSES IS AND NET  UNREALIZED  APPRECIATION
     (DEPRECIATION) CONSISTS OF:            $ 126,730,633
     GROSS UNREALIZED APPRECIATION          $  1,794,978
     GROSS UNREALIZED DEPRECIATION              (683,165)
                                            ------------
     NET UNREALIZED APPRECIATION
     (DEPRECIATION)                         $  1,111,813

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

NATIONAL TAX-FREE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
INVESTMENT COMPANIES - 5.54%
         60,485    BLACKROCK STRATEGIC MUNICIPAL TRUST                                                              $       979,857
        380,000    DREYFUS MUNICIPAL INCOME FUND                                                                          3,522,600
         91,802    DREYFUS STRATEGIC MUNICIPAL BOND FUND                                                                    861,103
        103,352    MUNICIPAL ADVANTAGE FUND INCORPORATED                                                                  1,335,308
        115,082    NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND                                                               1,773,413
        204,862    NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND                                                              3,197,896
        116,037    NUVEEN PREMIUM INCOME MUNICIPAL FUND                                                                   1,668,612
         30,612    SALOMON BROTHERS MUNICIPAL PARTNERS FUND                                                                 426,119
         91,984    SELIGMAN SELECT MUNICIPAL FUND                                                                           950,195
         57,005    VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST                                                              852,795
         45,072    VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II                                                           619,289
         91,637    VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS                                                       1,377,304

TOTAL INVESTMENT COMPANIES (COST $14,563,804)                                                                            17,564,491
                                                                                                                    ---------------

MUNICIPAL BONDS & NOTES - 91.72%

ALABAMA - 3.02%
$        30,000    ALABAMA HOUSING FINANCE AUTHORITY SERIES B COLLEGE HOME MORTGAGE
                   BOARD PROGRAM (HOUSING REVENUE LOC)                                       6.10%     10/01/2020            30,630
      1,815,000    ALABAMA STATE BOARD EDUCATION TUITION REVENUE JOHN C. CALHOUN
                   COMMUNITY COLLEGE-A (COLLEGE AND UNIVERSITY REVENUE LOC)                  5.25      05/01/2023         2,003,470
      8,000,000    MONTGOMERY AL BMC SPECIAL CARE FACILITIES FINANCING AUTHORITY
                   BAPTIST HEALTH SERIES A-2 MBIA INSURED (SPECIAL FACILITIES
                   REVENUE LOC)^                                                             5.33      11/15/2019         7,546,720

                                                                                                                          9,580,820
                                                                                                                    ---------------

ALASKA - 0.56%
      1,615,000    ANCHORAGE AK SERIES C MBIA INSURED (RECREATIONAL FACILITIES
                   REVENUE LOC)                                                              5.00      12/01/2017         1,775,256
                                                                                                                    ---------------

ARIZONA - 2.55%
      1,000,000    ARIZONA POWER AUTHORITY CROSSOVER SERIES A SPL OBLIG-REF-HOOV
                   (OTHER REVENUE)                                                           5.25      10/01/2014         1,133,020
        500,000    CHANDLER ARIZONA (FUEL SALES TAX REVENUE)                                 6.00      07/01/2011           575,615
        630,000    GLENDALE INDUSTRIAL DEVELOPMENT AUTHORITY AZ UNREFUNDED BALANCE
                   SERIES A (COLLEGE AND UNIVERSITY REVENUE LOC)                             6.00      05/15/2026           657,890
        200,000    MARICOPA COUNTY AZ ELEMENTARY SCHOOL DISTRICT NO. 68 ALHAMBRA
                   (PROPERTY TAX REVENUE LOC)                                                5.50      07/01/2013           228,910
      2,000,000    MARICOPA COUNTY AZ INDUSTRIAL DEVELOPMENT AUTHORITY SERIES A
                   CATHOLIC HEALTHCARE WEST PROJECT (HEALTHCARE FACILITIES REVENUE)          5.00      07/01/2016         2,061,200
        750,000    MARICOPA COUNTY AZ INDUSTRIAL DEVELOPMENT AUTHORITY SERIES A
                   WHISPERING PALMS APARTMENTS (HOUSING REVENUE LOC)                         5.85      07/01/2019           764,872
        810,000    MARICOPA COUNTY AZ INDUSTRIAL DEVELOPMENT AUTHORITY SERIES B
                   GRAN VICTORIA HOUSING LLC PROJECT (HOUSING REVENUE)                      10.00      05/01/2031           815,435
        215,000    NAVAJO COUNTY AZ MUNICIPAL PROPERTY CORPORATION JAIL FACILITIES
                   (LEASE REVENUE LOC)                                                       5.63      07/01/2010           234,255
        250,000    PHOENIX AZ INDUSTRIAL DEVELOPMENT AUTHORITY CAPITAL MALL LLC
                   PROJECT (LEASE REVENUE LOC)                                               5.38      09/15/2022           271,755
         75,000    PHOENIX AZ INDUSTRIAL DEVELOPMENT AUTHORITY STATEWIDE SERIES C
                   (HOUSING REVENUE LOC)                                                     5.30      04/01/2020            77,335

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

NATIONAL TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                       INTEREST RATE  MATURITY DATE      VALUE
INVESTMENT COMPANIES - 5.54%
ARIZONA (CONTINUED)
$       300,000    SCOTTSDALE AZ PRESERVATION AUTHORITY (SALES TAX REVENUE)                  5.25%     07/01/2017   $       328,884
        500,000    TUCSON AZ SENIOR LIEN SERIES 1994-C (FUEL SALES TAX REVENUE LOC)          7.00      07/01/2012           612,030
        275,000    UNIVERSITY OF ARIZONA SYSTEMS SERIES A (COLLEGE AND UNIVERSITY
                   REVENUE)                                                                  6.00      06/01/2010           311,053

                                                                                                                          8,072,254
                                                                                                                    ---------------

CALIFORNIA - 7.56%
      2,500,000    ACCESS TO LOANS FOR LEARNING STUDENT LOAN CORPORATION CA SERIES
                   D-2 STUDENT LOAN PG-JR-SUB-IV (COLLEGE AND UNIVERSITY REVENUE
                   LOC)                                                                      7.85      07/01/2025         2,593,700
      1,665,000    CERRITOS CA PUBLIC FINANCING AUTHORITY REVENUE TAX ALLOCATION
                   REDEVELOPMENT PROJECT SERIES A AMBAC INSURED (TAX INCREMENTAL
                   REVENUE LOC)                                                              5.00      11/01/2016         1,863,851
      2,000,000    LOS ANGELES COUNTY CA METROPOLITAN TRANSPORTATION AUTHORITY
                   SERIES B MBIA INSURED (SALES TAX REVENUE LOC)                             4.50      07/01/2021         2,044,520
      6,900,000    METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA SERIES A6
                   (WATER REVENUE)+/-#                                                      10.94      08/10/2018         9,500,472
      1,020,000    NAPA VALLEJO WASTE MANAGEMENT AUTHORITY SOLID WASTE TRANSFER
                   FACILITY (SOLID WASTE REVENUE)                                            5.30      02/15/2012         1,060,392
        775,000    PICO RIVERA CA WATER AUTHORITY SERIES A (WATER REVENUE)                   5.75      12/01/2012           836,008
        225,000    SAN FRANCISCO CA AIRPORT IMPROVEMENT AIRPORT UNITED AIRLINES
                   INCORPORATED (AIRPORT REVENUE)                                            8.00      07/01/2013           264,134
      3,000,000    SAN JOAQUIN HILLS CALIFORNIA TRANSPORTATION CORRIDOR AGENCY TOLL
                   ROAD REVENUE SERIES A-CAP APPRECIATION (TOLL ROAD REVENUE LOC)^           5.61      01/15/2035           721,380
      4,975,000    STUDENT EDUCATION LOAN MARKETING CORPORATION CA SERIES IV D1
                   JUNIOR SUBORDINATES (HIGHER EDUCATION FACILITIES AUTHORITY
                   REVENUE LOC)                                                              5.88      01/01/2018         5,097,087

                                                                                                                         23,981,544
                                                                                                                    ---------------

COLORADO - 8.73%
      1,245,000    ADAMS COUNTY COLORADO REVENUE FHA INSURED MORTGAGE-PLATTE VY
                   MEDICAL CENTER MBIA FHA 242 INSURED (OTHER REVENUE LOC)                   5.00      02/01/2011         1,349,157
      1,750,000    ARAPAHOE COUNTY CO WATER & WASTEWATER AUTHORITY REVENUE (WATER
                   REVENUE)**                                                                6.25      12/01/2020         1,848,700
        200,000    COLORADO EDUCATIONAL & CULTURAL FACILITIES AUTHORITY CHARTER
                   SCHOOL CORE KNOWLEDGE PROJECT (LEASE REVENUE)**                           7.00      11/01/2029           231,030
      1,800,000    COLORADO HEALTH FACILITIES AUTHORITY STEAMBOAT SPRINGS HEALTH
                   PROJECT (HEALTHCARE FACILITIES REVENUE)                                   5.70      09/15/2023         1,868,868
      1,310,000    COLORADO HOUSING & FINANCE AUTHORITY AMT- SINGLE FAMILY
                   PROGRAM-SERIES A MBIA INSURED (SINGLE FAMILY HOUSING REVENUE LOC)         6.50      08/01/2031         1,333,593
        670,000    COLORADO HOUSING & FINANCE AUTHORITY CO SINGLE FAMILY PROGRAM
                   SERIES B-2 (HOUSING REVENUE)                                              7.10      04/01/2017           676,318
         10,000    COLORADO HOUSING & FINANCE AUTHORITY CO SINGLE FAMILY PROGRAM
                   SERIES C (HOUSING REVENUE)                                                7.90      12/01/2024            10,133
        250,000    COLORADO HOUSING & FINANCE AUTHORITY MULTIFAMILY WINRIDGE
                   APARTMENTS PROJECT (HOUSING REVENUE LOC)+/-**                             2.30      02/15/2028           250,000
      2,280,000    COLORADO HOUSING & FINANCE AUTHORITY SINGLE FAMILY PG-B3-FSA-CR
                   (HOUSING REVENUE LOC)                                                     6.70      08/01/2017         2,324,095
         95,000    COLORADO HOUSING & FINANCE AUTHORITY SINGLE FAMILY PROGRAM
                   SERIES A-2 (HOUSING REVENUE)                                              7.15      11/01/2014            96,029
      1,010,000    COLORADO HOUSING AND FINANCE AUTHORITY SINGLE FAMILY PROGRAM
                   SERIES D-2 (SINGLE FAMILY HOUSING REVENUE)                                6.90      04/01/2029         1,036,654
      2,315,000    COLORADO WATER RESERVE POWER DEVELOPMENT AUTHORITY CLEAN WATER
                   REVENUE SERIES A (WATER REVENUE)                                          4.50      09/01/2023         2,371,880
        500,000    DENVER CITY & COUNTY CO THE BOSTON LOFTS PROJECT SERIES A
                   (HOUSING REVENUE LOC)                                                     5.75      10/01/2027           499,950

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

NATIONAL TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
COLORADO (CONTINUED)
$     5,200,000    DENVER URBAN RENEWAL AUTHORITY CO TAX EXEMPT RICE SERIES A
                   (PROPERTY TAX REVENUE)                                                9.13%        09/01/2017    $     5,252,780
      1,500,000    DOUGLAS COUNTY CO AUTUMN CHASE PROJECT (HOUSING REVENUE
                   LOC)**+/-                                                             2.27         12/01/2029          1,500,000
      3,245,000    LITTLETON CO BUILDING CORPORATION CERTIFICATIONS PARTNERS
                   (LEASE REVENUE)                                                       5.13         12/01/2018          3,542,469
        830,000    NORTHERN METROPOLITAN DISTRICT ADAMS COUNTY CO
                   (OTHER REVENUE)                                                       6.50         12/01/2016            842,002
      2,000,000    REGIONAL TRANSUNION DISTRICT COLORADO CTFS PARTNERSHIP
                   SERIES A AMBAC (LEASE REVENUE LOC)                                    5.00         06/01/2021          2,157,280
        420,000    SUMMIT COUNTY CO KEYSTONE RESORTS MANAGEMENT PROJECT
                   (OTHER REVENUE)                                                       7.38         09/01/2010            495,495

                                                                                                                         27,686,433
                                                                                                                    ---------------

DISTRICT OF COLUMBIA - 0.81%
      3,850,000    DISTRICT OF COLUMBIA CAPITAL APPRECIATION MANDARIN ORIENTAL
                   (TAX INCREMENTAL REVENUE LOC)^                                        5.60         07/01/2015          2,557,863
                                                                                                                    ---------------

FLORIDA - 1.65%
        505,000    BOYNTON BEACH FL HOUSING MORTGAGE CLIPPER COVE APARTMENTS
                   (HOUSING REVENUE)**                                                   6.45         01/01/2027            524,644
      1,000,000    CELEBRATION COMMUNITY DEVELOPMENT DISTRICT FLORIDA SPECIAL
                   ASSESSMENT REFUNDING BOND (SPECIAL TAX REVENUE LOC)                   4.00         05/01/2016          1,007,400
        500,000    FLORIDA HOUSING FINANCE AGENCY HOUSING GLEN OAKS APARTMENTS
                   PROJECT (HOUSING REVENUE LOC)                                         5.90         02/01/2030            520,315
      3,155,000    PALM BEACH COUNTY HOUSING FINANCE AUTHORITY HOUSING REVENUE
                   SERIES A (HOUSING REVENUE LOC)                                        4.85         04/01/2032          3,194,848

                                                                                                                          5,247,207
                                                                                                                    ---------------

GEORGIA - 0.29%
        500,000    FULTON COUNTY HOUSING AUTHORITY CONCORDE PLACE APARTMENT
                   PROJECT SERIES C (HOUSING REVENUE) **                                 6.90         07/01/2008            553,320
        360,000    GEORGIA STATE HOUSING & FINANCE AUTHORITY SINGLE FAMILY
                   MORTGAGE SERIES B-2 (HOUSING REVENUE)                                 5.85         12/01/2028            377,464

                                                                                                                            930,784
                                                                                                                    ---------------

GUAM - 0.02%
         60,000    GUAM HOUSING CORPORATION SERIES A MORTGAGE -GUARANTEED
                   MORTGAGE BACKED SECURITIES (HOUSING REVENUE LOC)                      5.75         09/01/2031             68,687
                                                                                                                    ---------------

HAWAII - 0.70%
      2,000,000    HAWAII STATE DEPARTMENT OF BUDGET & FINANCE, SPECIAL
                   PURPOSE REVENUE REFERENCE ELECTRIC COMPANY & SUBSIDIARIES-A
                   FGIC INSURED (GENERAL OBLIGATION - STATES, TERRITORIES LOC)           4.80         01/01/2025          2,033,280
        200,000    HAWAII STATE HOUSING FINANCE & DEVELOPMENT CORPORATION
                   SERIES A (HOUSING REVENUE LOC)                                        5.75         07/01/2030            202,164

                                                                                                                          2,235,444
                                                                                                                    ---------------

IDAHO - 0.29%
         80,000    AMMON URBAN RENEWAL AGENCY ID TAX INCREMENT SERIES B
                   (TAX INCREMENTAL REVENUE)**                                           6.00         08/01/2014             82,707
        150,000    IDAHO HEALTH FACILITIES AUTHORITY ID IHC HOSPITALS
                   INCORPORATED (HEALTHCARE FACILITIES REVENUE)                          6.65         02/15/2021            198,000

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------
NATIONAL TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE    MATURITY DATE       VALUE
IDAHO (CONTINUED)
$       365,000    IDAHO HOUSING & FINANCE ASSOCIATION SINGLE FAMILY MORTGAGE
                   SERIES H-2 (HOUSING REVENUE LOC)                                      6.15%        01/01/2028    $       379,001
        245,000    IDAHO HOUSING AGENCY SINGLE FAMILY MORTGAGE SERIES C-2
                   (HOUSING REVENUE)                                                     6.35         07/01/2015            250,157

                                                                                                                            909,865
                                                                                                                    ---------------

ILLINOIS - 10.19%
      2,250,000    CHICAGO HOUSING AUTHORITY IL (HOUSING REVENUE)                        5.38         07/01/2019          2,416,005
        500,000    CHICAGO IL GNMA COLLEGE BELLA PROJECT (HOUSING REVENUE LOC)           6.13         06/01/2039            527,225
      2,495,000    CHICAGO ILLINOIS SERIES B (AIRPORT REVENUE LOC)                       5.38         01/01/2017          2,731,551
      1,000,000    GRUNDY COUNTY IL SCHOOL DISTRICT NUMBER 054 MORRIS
                   (GENERAL OBLIGATION - SCHOOL DISTRICTS)                               8.50         12/01/2019          1,275,010
      1,535,000    ILLINOIS DEVELOPMENT FINANCE AUTHORITY SERIES A
                   COMMUNITY REHABILITATION PREREFUNDED**                                7.88         07/01/2005          1,565,900
        236,000    ILLINOIS DEVELOPMENT FINANCE AUTHORITY SERIES A UNREFUNDED
                   BALANCE COMMUNITY REHABILITATION                                      7.88         07/01/2020            205,556
      4,000,000    ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUE
                   (COLLEGE AND UNIVERSITY REVENUE LOC)                                  5.75         07/01/2012          4,277,040
      4,000,000    ILLINOIS HEALTH FACILITIES AUTHORITY OSF HEALTHCARE SYSTEM
                   (HEALTHCARE FACILITIES REVENUE)                                       6.25         11/15/2029          4,314,640
        170,000    ILLINOIS HOUSING DEVELOPMENT AUTHORITY MULTI-FAMILY HOUSING
                   (HOUSING REVENUE LOC)**                                               7.00         07/01/2017            171,617
      1,000,000    ILLINOIS STATE SERIES A (OTHER REVENUE)                               5.00         10/01/2018          1,083,530
        500,000    JACKSON & WILLIAMSON COUNTIES IL COMMUNITY HIGH SCHOOL
                   DISTRICT NO.165 (PROPERTY TAX REVENUE LOC)**                          6.25         12/01/2015            563,245
      7,350,000    REGIONAL TRANSPORTATION AUTHORITY IL SERIES D
                   (SALES TAX REVENUE LOC)                                               7.75         06/01/2019          9,977,404
      1,000,000    ROCKFORD IL FAUST LANDMARK APARTMENTS PROJECT SERIES A
                   (HOUSING REVENUE LOC)                                                 6.75         01/01/2018          1,060,330
      5,000,000    SOUTHWESTERN ILLINOIS DEVELOPMENT AUTHORITY REVENUE CAPITAL
                   APPRECIATION LOCAL GOVERNMENT PROGRAM ALTON FSA INSURED
                   (ECONOMIC DEVELOPMENT REVENUE LOC)^                                   4.97%        11/01/2023          2,171,750

                                                                                                                         32,340,803
                                                                                                                    ---------------

INDIANA - 3.16%
      1,400,000    EVANSVILLE-VANDERBURGH COUNTY IN BUILDING AUTHORITY
                   EXCISE INCOME TAX                                                     5.00         08/01/2012          1,536,500
      1,015,000    HAMILTON SOUTHEASTERN IN CUMBERLAND CAMPUS SCHOOL BUILDING
                   CORPORATION SERIES A FSA INSURED (GENERAL OBLIGATION - SCHOOL
                   DISTRICTS LOC)                                                        5.00         07/15/2018          1,097,733
      2,515,000    INDIANA HEALTH FACILITY FINANCING AUTHORITY ASCENSION HEALTH
                   SERIES F (HEALTHCARE FACILITIES REVENUE)                              5.50         11/15/2018          2,760,715
         25,000    INDIANA STATE TOLL FINANCE AUTHORITY (LEASE REVENUE)                  6.00         07/01/2013             25,577
        290,000    INDIANAPOLIS LOCAL PUBLIC IMPROVEMENTS BOARD BANK SERIES B
                   (OTHER REVENUE)                                                       6.00         01/10/2020            350,961
      2,320,000    LOGANSPORT INDIANA HIGH SCHOOL BUILDING CORPORATION FIRST
                   MORTGAGE MBIA INSURED (PRIVATE SCHOOL REVENUE LOC)                    5.00         07/15/2021          2,500,334
      1,610,000    MICHIGAN CITY MI INDEPENDENT SCHOOL BUILDING CORPORATION
                   FIRST MORTGAGE MBIA INSURED (LEASE REVENUE LOC)                       5.00         07/01/2012          1,764,077
                                                                                                                         10,035,897
IOWA - 0.64%
        240,000    IOWA FINANCE AUTHORITY SERIES F (HOUSING REVENUE LOC)                 5.70         01/01/2027            242,237
      1,815,000    IOWA FINANCE AUTHORITY SINGLE FAMILY REVENUE SERIES D
                   (SINGLE FAMILY HOUSING REVENUE LOC)%%                                 4.00         07/01/2013          1,798,447

                                                                                                                          2,040,684
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

NATIONAL TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                     INTEREST RATE   MATURITY DATE    VALUE
KANSAS - 1.10%
$       975,000    SEDGWICK & SHAWNEE COUNTIES KS SERIES A2 MORTGAGE BACKED
                   SECURITIES (HOUSING REVENUE LOC)                                      6.70%       06/01/2029     $    987,812
      2,435,000    SEDGWICK & SHAWNEE COUNTIES MORTGAGE BACKED SECURITIES PROGRAM
                   SERIES B-4 (HOUSING REVENUE LOC)+/-                                   5.90        12/01/2034        2,486,646

                                                                                                                       3,474,458
                                                                                                                    ------------

LOUISIANA - 0.61%
      1,845,000    JEFFERSON PARISH HOME MORTGAGE AUTHORITY LA SERIES A
                   (HOUSING REVENUE LOC)                                                 5.13        06/01/2026        1,928,486
                                                                                                                    ------------

MASSACHUSETTS - 1.21%
      2,500,000    MASSACHUSETTS STATE COLLEGE BUILDING AUTHORITY SERIES A
                   (COLLEGE AND UNIVERSITY REVENUE LOC)                                  7.50        05/01/2014        3,175,500
        200,000    MASSACHUSETTS STATE HEALTH & EDUCATIONAL FACILITIES AUTHORITY
                   SERIES B MELROSE - WAKEFIELD HOSPITAL PROJECT (HEALTHCARE
                   FACILITIES REVENUE LOC)                                               5.88        07/01/2018          206,040
         90,000    MASSACHUSETTS STATE WATER POLLUTION ABATEMENT MWRA PROGRAM
                   SERIES A (WATER REVENUE)**                                            6.00        08/01/2023          100,894
        310,000    MASSACHUSETTS STATE WATER POLLUTION ABATEMENT MWRA PROGRAM
                   SERIES A (WATER REVENUE)                                              6.00        08/01/2023          345,083

                                                                                                                       3,827,517
                                                                                                                    ------------

MICHIGAN - 3.01%
      1,750,000    DETROIT MI DOWNTOWN DEVELOPMENT AUTHORITY TAX INCREMENT
                   REVENUE DEVELOPMENT AREA #1 PROJECTS SERIES A MBIA INSURED
                   (TAX INCREMENTAL REVENUE LOC)                                         4.75        07/01/2025        1,772,453
      3,000,000    MICHIGAN STATE HOSPITAL FINANCING AUTHORITY REVENUE OAKWOOD
                   OBLIGATED GROUP (HOSPITAL REVENUE)                                    5.50        11/01/2017        3,274,380
      1,160,000    MICHIGAN STRATEGIC FUND UTD WASTE SYSTEMS PROJECT (INDUSTRIAL
                   DEVELOPMENT REVENUE)                                                  5.20        04/01/2010        1,218,870
      2,760,000    WAYLAND UNION SCHOOL DISTRICT MI (PROPERTY TAX REVENUE LOC)           8.00        05/01/2010        3,267,205

                                                                                                                       9,532,908
                                                                                                                    ------------

MINNESOTA - 1.28%
        500,000    AUSTIN MN HOUSING & REDEVELOPMENT AUTHORITY COURTYARD
                   RESIDENCE PROJECT SERIES A (HOUSING REVENUE)                          7.25        01/01/2032          529,180
      2,000,000    MINNEAPOLIS MINNESOTA LIBRARY (PROPERTY TAX REVENUE)                  4.25        12/01/2022        2,025,380
      1,500,000    OWATONNA MN HOUSING REVENUE SECOND CENTURY PROJECT SERIES A
                   (HOUSING REVENUE)+/-**                                                2.48        01/01/2030        1,500,000

                                                                                                                       4,054,560
                                                                                                                    ------------

MONTANA - 0.51%
      1,495,000    MONTANA FACILITY FINANCING AUTHORITY HOSPITAL FACILITIES REVENUE
                   ST. PETERS HOSPITAL PROJECT (HOSPITAL REVENUE)                        5.25        06/01/2016        1,614,421
                                                                                                                    ------------

NEBRASKA - 0.05%
        150,000    LINCOLN-LANCASTER COUNTY NE PUBLIC BUILDING COMMISSION TAX
                   SUPPORTED LEASE RENTAL (LEASE REVENUE LOC)**                          6.00        10/15/2026          158,499
                                                                                                                    ------------

NEVADA - 0.26%
        500,000    CLARK COUNTY NV ECONOMIC DEVELOPMENT REVENUE ALEXANDER DAWSON
                   SCHOOL NV PROJECT (GENERAL OBLIGATION - SCHOOL DISTRICTS)             5.38        05/15/2033          526,680
        275,000    NEVADA HOUSING DIVISION SARATOGA PALMS MULTIPLE UNIT HOUSING
                   (HOUSING REVENUE LOC)                                                 6.25        10/01/2016          282,824

                                                                                                                         809,504
                                                                                                                    ------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

NATIONAL TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                     INTEREST RATE  MATURITY DATE      VALUE
NEW HAMPSHIRE - 0.90%
$    5,110,000     MANCHESTER NH HOUSING & REDEVELOPMENT AUTHORITY REVENUE
                   CAPITAL APPRECIATION-SERIES B (RECREATIONAL FACILITIES
                   REVENUE LOC)^                                                         5.58%       01/01/2018     $  2,858,687
                                                                                                                    ------------

NEW JERSEY - 0.64%
     2,000,000     SAYREVILLE NEW JERSEY SCHOOL DISTRICT (PROPERTY TAX REVENUE
                   LOC)%%                                                                4.50        07/15/2029        2,037,220
                                                                                                                    ------------

NEW MEXICO - 2.32%
     3,040,000     BERNALILLO COUNTY NM (OTHER REVENUE)                                  5.20        04/01/2021        3,478,459
     1,475,000     BERNALILLO COUNTY NM (OTHER REVENUE)                                  5.25        04/01/2027        1,708,198
     2,000,000     UNIVERSITY OF NEW MEXICO FSA FHA INSURED (NURSING HOME REVENUE
                   LOC)                                                                  5.00        07/01/2018        2,159,380

                                                                                                                       7,346,037
                                                                                                                    ------------

NEW YORK - 1.28%
     3,000,000     NASSAU HEALTH CARE CORPORATION REVENUE SUBSERIES 2004-C FSA
                   INSURED (HEALTHCARE FACILITIES REVENUE LOC)+/-**                      2.46        08/01/2029        3,000,000
     1,000,000     NEW YORK STATE DORMITORY AUTHORITY NURSING HOME MENORAH
                   CAMPUS PROJECT FHA INSURED (HEALTHCARE FACILITIES REVENUE LOC)        6.10        02/01/2037        1,062,630

                                                                                                                       4,062,630
                                                                                                                    ------------

NORTH CAROLINA - 1.96%
     1,785,000     CHARLOTTE NC CERTIFICATIONS PARTNERSHIP TRANSIT PROJECTS
                   SERIES H                                                              5.00        06/01/2016        1,937,885
     4,000,000     NORTH CAROLINA EASTERN MUNICIPAL POWER AGENCY SERIES B (ELECTRIC
                   REVENUE)                                                              5.70        01/01/2017        4,269,760

                                                                                                                       6,207,645
                                                                                                                    ------------

NORTH DAKOTA - 0.06%
        85,000     NORTH DAKOTA STATE HOUSING FINANCE AGENCY SERIES C HOUSING
                   FINANCE HOME MORTGAGE (HOUSING REVENUE)                               5.95        07/01/2017           87,005
        90,000     NORTH DAKOTA STATE HOUSING FINANCE AGENCY SERIES C HOUSING
                   FINANCE HOME MORTGAGE (HOUSING REVENUE)                               6.10        07/01/2028           91,130

                                                                                                                         178,135
                                                                                                                    ------------

OHIO - 0.25%
       250,000     JOHNSTOWN OHIO MORTGAGE (SEWER REVENUE)                               6.00        12/01/2017          263,677
       500,000     OAK HILLS OH LOCAL SCHOOL DISTRICT SERIES A (PROPERTY TAX REVENUE
                   LOC)**                                                                5.70        12/01/2025          534,305

                                                                                                                         797,982
                                                                                                                    ------------

OKLAHOMA - 0.59%
     1,655,000     OKLAHOMA STATE INDUSTRIES AUTHORITY HEALTH SYSTEM INTEGRIS
                   BAPTIST (HEALTHCARE FACILITIES REVENUE LOC)                           6.00        08/15/2010        1,863,447
                                                                                                                    ------------

OREGON - 5.09%
     1,000,000     CHEMEKETA COMMUNITY COLLEGE DISTRICT OR SERIES B (PROPERTY TAX
                   REVENUE LOC)**                                                        5.60        06/01/2014        1,037,040
     1,500,000     KLAMATH FALLS OR SENIOR LIEN KLAMATH COGEN (ELECTRIC REVENUE)         5.88        01/01/2016        1,522,845
     3,500,000     KLAMATH FALLS OR SENIOR LIEN KLAMATH COGEN (ELECTRIC REVENUE)         6.00        01/01/2025        3,558,905
       500,000     LANE COUNTY OR SCHOOL DISTRICT NO.52 BETHEL (PROPERTY TAX REVENUE
                   LOC)**                                                                5.63        06/15/2010          558,675
     2,000,000     LINN COUNTY OR COMMUNITY SCHOOL DISTRICT NUMBER 9 FGIC INSURED
                   (GENERAL OBLIGATION - SCHOOL DISTRICTS LOC)                           5.50        06/15/2027        2,406,020
     1,000,000     OREGON STATE BOARD HIGHER EDUCATION SERIES D (PROPERTY TAX
                   REVENUE)**                                                            5.75        08/01/2029        1,110,700
     1,000,000     OREGON STATE DEPARTMENT OF ADMINISTRATIVE SERVICES SERIES A
                   (LEASE REVENUE LOC)**                                                 6.25        05/01/2010        1,151,610
     1,460,000     OREGON STATE HEALTH HOUSING EDUCATIONAL & CULTURAL FACILITIES
                   AUTH SERIES A ASPEN FOUNDATION II (HEALTHCARE FACILITIES REVENUE)     6.13        04/15/2029        1,255,790

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

NATIONAL TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                     INTEREST RATE  MATURITY DATE      VALUE
OREGON (CONTINUED)
$     1,725,000    OREGON STATE HEALTH HOUSING EDUCATIONAL & CULTURAL FACILITIES
                   AUTHORITY SERIES A GNMA MORTGAGE BACKED SECURITIES (HEALTHCARE
                   FACILITIES REVENUE LOC)+/-                                            6.85%       06/20/2042     $  1,899,518
        795,000    OREGON STATE HOUSING & COMMUNITY SERVICES DEPARTMENT SERIES M
                   SINGLE FAMILY MORTGAGE PROGRAM (HOUSING REVENUE)                      6.20        07/01/2028          834,154
        244,000    PORTLAND OREGON SERIES A (OTHER REVENUE)                              4.88        06/01/2018          254,987
        550,000    WESTERN LANE OR HOSPITAL DISTRICT HOSPITAL FACILITY AUTHORITY
                   SISTERS OF ST. JOSEPH PEACE PROJECT (HEALTHCARE FACILITIES
                   REVENUE LOC)                                                          5.63        08/01/2007          562,238

                                                                                                                      16,152,482
                                                                                                                    ------------

PENNSYLVANIA - 0.87%
      1,615,000    CARBON COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY PANTHER CREEK
                   PARTNERS (OTHER REVENUE)                                              6.65        05/01/2010        1,757,185
        975,000    PENNSYLVANIA HOUSING FINANCE AGENCY SINGLE FAMILY MORTGAGE SERIES
                   59A (HOUSING REVENUE LOC)                                             5.80        10/01/2029        1,009,193

                                                                                                                       2,766,378
                                                                                                                    ------------

PUERTO RICO - 0.27%
        350,000    CHILDREN'S TRUST FUND PUERTO RICO (SPECIAL TAX REVENUE)**             5.75        07/01/2010          371,325
        300,000    CHILDRENS TRUST FUND PUERTO RICO TOBACCO SETTLEMENT (OTHER
                   REVENUE)**                                                            6.00        07/01/2010          339,438
         10,000    PUERTO RICO COMMONWEALTH AQUEDUCT & SEWER AUTHORITY (SEWER
                   REVENUE)                                                             10.25        07/01/2009           11,615
        140,000    PUERTO RICO HOUSING FINANCE CORPORATION MULTI FAMILY MORTGAGE
                   SERIES A-1 (HOUSING REVENUE LOC)                                      7.50        04/01/2022          141,427

                                                                                                                         863,805
                                                                                                                    ------------

SOUTH CAROLINA - 1.72%
      1,035,000    GREENWOOD COUNTY SC HOSPITAL REVENUE SELF REGULATING HEALTHCARE
                   SERIES A FSA INSURED (HEALTH FACILITIES FINANCING AUTHORITY
                   REVENUE LOC)                                                          5.00        10/01/2015        1,130,655
      3,000,000    MEDICAL UNIVERSITY OF SOUTH CAROLINA HOSPITAL AUTHORITY FEDERAL
                   HOUSING AUTHORITY INSURED MEETING SERIES A (HOSPITAL REVENUE LOC)     5.25        02/15/2020        3,291,420
      1,000,000    UNIVERSITY OF SOUTH CAROLINA (COLLEGE AND UNIVERSITY REVENUE LOC)     5.75        06/01/2026        1,033,530

                                                                                                                       5,455,605
                                                                                                                    ------------

SOUTH DAKOTA - 0.45%
      1,440,000    LOWER BRULE SIOUX TRIBE SOUTH DAKOTA SERIES B (NOT APPLICABLE)        5.60        05/01/2020        1,440,000
                                                                                                                    ------------

TENNESSEE - 0.75%
        750,000    SHELBY COUNTY TN HEALTH EDUCATIONAL & HOUSING FACILITIES BOARD
                   METHODIST HEALTHCARE (HEALTHCARE FACILITIES REVENUE)                  6.50        09/01/2021          892,575
      1,250,000    SHELBY COUNTY TN HEALTH EDUCATIONAL & HOUSING FACILITIES BOARD
                   METHODIST HEALTHCARE (HEALTHCARE FACILITIES REVENUE)**                6.50        09/01/2021        1,497,537

                                                                                                                       2,390,112
                                                                                                                    ------------

TEXAS - 15.06%
      1,500,000    AMARILLO TX INDEPENDENT SCHOOL DISTRICT PERMANENT SCHOOL FUND
                   GUARANTEED (PROPERTY TAX REVENUE LOC)                                 5.00        02/01/2023        1,595,715
      3,800,000    AUSTIN TX CONVENTION ENTERPRISES INCORPORATED CONVENTION CENTER
                   SECOND TIER SERIES B ZC SPECIALTY INSURED (OTHER REVENUE)             6.00        01/01/2023        4,108,560
        325,000    CARROLL INDEPENDENT SCHOOL DISTRICT TX (PROPERTY TAX REVENUE LOC)     6.75        08/15/2020          425,237
         90,000    CORPUS CHRISTI HOUSING FINANCE CORPORATION TX SERIES A (HOUSING
                   REVENUE LOC)                                                          7.70        07/01/2011           90,013
      2,395,000    DE SOTO HOUSING FINANCE CORPORATION WINDSOR FOUNDATION PROJECT
                   SERIES A (HOUSING REVENUE)                                            7.00        02/01/2025        2,449,941

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

NATIONAL TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
TEXAS (CONTINUED)
      1,475,000    DENTON COUNTY TX UTILITY SYSTEM REVENUE (UTILITIES REVENUE LOC)       4.25%        12/01/2022    $     1,471,357
      1,000,000    DENTON TEXAS IMPROVEMENTS (UTILITIES REVENUE LOC)                     5.13         12/01/2018          1,087,850
      4,000,000    EL PASO HOUSING FINANCE CORPORATION TX SINGLE FAMILY SERIES A-3
                   (HOUSING REVENUE LOC)                                                 6.18         04/01/2033          4,258,720
         60,000    GALVESTON PROPERTY FINANCE AUTHORITY TX SERIES A
                   (HOUSING REVENUE)                                                     8.50         09/01/2011             60,191
      3,000,000    GOOSE CREEK TX CONSOLIDATED INDEPENDENT SCHOOL DISTRICT
                   SCHOOLHOUSE (PROPERTY TAX REVENUE LOC)                                4.50         02/15/2022          3,053,850
      1,300,000    GRAPE CREEK-PULLIAM INDEPENDENT SCHOOL DISTRICT TX
                   (LEASE REVENUE)**                                                     7.25         05/15/2006          1,376,674
      1,100,000    GULF COAST WASTE DISPOSAL AUTHORITY TX EXXON PROJECT (INDUSTRIAL
                   DEVELOPMENT REVENUE)**+/-                                             2.22         10/01/2024          1,100,000
      2,950,000    LA JOYA TEXAS INDEPENDENT SCHOOL DISTRICT PSFG INSURED
                   (PROPERTY TAX REVENUE LOC)                                            5.00         02/15/2034          3,110,421
      1,000,000    LA PORTE TX INDEPENDENT SCHOOL DISTRICT (PROPERTY TAX REVENUE
                   LOC)                                                                  4.25         02/15/2019          1,007,480
      1,530,000    LAREDO TX INDEPENDENT SCHOOL DISTRICT (PROPERTY TAX REVENUE LOC)      5.00         08/01/2020          1,629,725
      2,085,000    LONGVIEW TEXAS WATER AND SEWER REVENUE MBIA INSURED (WATER &
                   SEWER REVENUE)                                                        5.25         03/01/2022          2,290,435
      1,170,000    LUBBOCK TX HOUSING FINANCE CORPORATION LAS COLINAS QUAIL CREEK
                   APTS SERIES A (HOUSING REVENUE)                                       6.00         07/01/2022          1,202,936
        900,000    LUFKIN TX HEALTH FACILITY DEVELOPMENT CORPORATION HEALTH SYSTEM
                   REVENUE MEMORIAL HEALTH SYSTEM OF EAST TEXAS (HEALTH FACILITIES
                   FINANCING AUTHORITY REVENUE)                                          5.00         02/15/2008            921,906
      1,825,000    LUFKIN TX INDEPENDENT SCHOOL DISTRICT PERMANENT SCHOOL FUND
                   GUARANTEED (PROPERTY TAX REVENUE LOC)                                 5.00         08/15/2016          2,001,313
      1,655,000    MONTGOMERY COUNTY TEXAS (GENERAL OBLIGATION - STATES,
                   TERRITORIES LOC)%%                                                    5.00         03/01/2016          1,822,817
      1,505,000    MONTGOMERY COUNTY TEXAS (GENERAL OBLIGATION - STATES,
                   TERRITORIES LOC)%%                                                    5.00         03/01/2015          1,668,308
      2,035,000    SAN ANTONIO TX AIRPORT SYSTEM REVENUE IMPORT SUB LIEN PASSENGER
                   FACILITY INSURED (AIRPORT REVENUE LOC)                                5.25         07/01/2025          2,177,165
        200,000    SOCORRO TX INDEPENDENT SCHOOL DISTRICT (PROPERTY TAX REVENUE
                   LOC)**                                                                5.75         02/15/2021            203,918
        160,000    TEXARKANA TX HEALTH FACILITIES DEVELOPMENT CORPORATION SERIES
                   B WADLEY REGIONAL MEDICAL CENTER (HEALTHCARE FACILITIES
                   REVENUE LOC)                                                          6.00         10/01/2017            191,606
      1,500,000    TEXAS STATE AFFORDABLE HOUSING CORPORATION SINGLE FAMILY REVENUE
                   BOND (HOUSING REVENUE LOC)%%                                          5.10         09/01/2039          1,547,280
      1,390,000    TEXAS STATE PUBLIC FINANCING AUTHORITY REVENUE STEPHEN F AUSTIN
                   UNIVERSITY FINANCING SYSTEM FSA INSURED (COLLEGE AND UNIVERSITY
                   REVENUE LOC)                                                          4.00         10/15/2017          1,399,702
      2,395,000    TEXAS STATE STUDENT HOUSING AUTHORITY SERIES B JUNIOR LIEN
                   STUDENT HOUSING (COLLEGE AND UNIVERSITY REVENUE)                      6.75         01/01/2033          2,090,140
      3,250,000    TEXAS STATE VETERANS HOUSING ASSISTANCE PROGRAM FUND II SERIES
                   A (HOUSING REVENUE)                                                   5.65         12/01/2017          3,405,123

                                                                                                                         47,748,383
                                                                                                                    ---------------

   UTAH - 3.13%
        500,000    PROVO CITY UT HOUSING AUTHORITY LOOKOUT POINTE APARTMENTS PROJECT
                   COLLATERALIZED BY GNMA (HOUSING REVENUE LOC)                          5.80         07/20/2022            520,770
      3,270,000    SALT LAKE COUNTY UT HOUSING AUTHORITY BRIDGESIDE PROJECT FHA
                   INSURED (HOUSING REVENUE LOC)                                         6.38         11/01/2033          3,386,837
      1,860,000    SALT LAKE COUNTY UT WESTMINSTER COLLEGE PROJECT (COLLEGE AND
                   UNIVERSITY REVENUE)                                                   5.75         10/01/2027          1,922,719
      2,500,000    UTAH STATE BUILDING OWNERSHIP AUTHORITY SERIES B STATE FACILITIES
                   MASTER LEASE PROGRAM (LEASE REVENUE)                                  5.25         05/15/2024          2,716,675
        250,000    UTAH STATE BUILDING OWNERSHIP AUTHORITY SERIES C STATE
                   FACILITIES MASTER LEASE PROGRAM (LEASE REVENUE LOC)                   5.50         05/15/2019            292,833

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

NATIONAL TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
UTAH (CONTINUED)
$       120,000    WEBER COUNTY UTAH MUNICIPAL BUILDING AUTHORITY LEASE REVENUE
                   MBIA INSURED (LEASE REVENUE LOC)**                                    5.75%        12/15/2019    $       129,577
        880,000    WEBER COUNTY UTAH MUNICIPAL BUILDING AUTHORITY LEASE REVENUE
                   MBIA INSURED (LEASE REVENUE LOC)                                      5.75         12/15/2019            945,366

                                                                                                                          9,914,777
                                                                                                                    ---------------

VERMONT - 0.01%
         15,000    VERMONT HOUSING FINANCE AGENCY VT HOUSING SERIES 9 (HOUSING
                   REVENUE LOC)                                                          6.00         05/01/2037             15,506
                                                                                                                    ---------------

WASHINGTON - 7.09%
        500,000    CLARK COUNTY SCHOOL DISTRICT NO.98 HOCKINSON WA (PROPERTY TAX
                   REVENUE LOC)**                                                        6.15         12/01/2015            575,175
      2,000,000    ENERGY NORTHWEST WASHINGTON WIND PROJECT REVENUE MBIA INSURED
                   (ELECTRIC REVENUE LOC)                                                4.50         07/01/2018          2,074,980
      2,000,000    KING COUNTY WA PUBLIC HOSPITAL DISTRICT #002 EVERGREEN HEALTHCARE
                   MBIA INSURED (HOSPITAL REVENUE LOC)                                   5.00         12/01/2015          2,205,640
      1,748,000    KITSAP COUNTY WA CONSOLIDATED HOUSING AUTHORITY LOW INCOME
                   HOUSING MARTHA GNMA (HEALTHCARE FACILITIES REVENUE LOC)               7.10         08/20/2016          2,008,942
      6,205,000    PORT LONGVIEW WA SERIES A (HARBOR DEPARTMENT REVENUE)                 5.00         12/01/2014          6,623,527
      1,000,000    SEATTLE WA HOUSING AUTHORITY KIN ON PROJECT COLLATERALIZED BY
                   GNMA (HEALTHCARE FACILITIES REVENUE LOC)                              7.40         11/20/2036          1,084,220
      1,000,000    SEATTLE WA MUNICIPAL LIGHT & POWER REVENUE FSA INSURED
                   (ELECTRIC REVENUE LOC)                                                4.50         08/01/2019          1,029,290
        500,000    SEATTLE WA SERIES B (WATER REVENUE LOC)                               6.00         07/01/2029            552,140
      3,000,000    SPOKANE COUNTY WASHINGTON SCHOOL DISTRICT NUMBER 081 SPOKANE
                   CONVERTIBLE DEFERRED INTEREST (PROPERTY TAX REVENUE LOC)^             5.08         12/01/2024          2,613,480
      1,710,000    YAKIMA AND BENTON COUNTYS WASHINGTON SCHOOL DISTRICT NO. 116-200
                   GRANDVIEW (PROPERTY TAX REVENUE LOC)%%                                5.25         12/01/2017          1,932,642
      1,590,000    YAKIMA AND BENTON COUNTYS WASHINGTON SCHOOL DISTRICT NUMBER
                   116-200 GRANDVIEW (PROPERTY TAX REVENUE LOC)%%                        5.25         12/01/2016          1,801,438

                                                                                                                         22,501,474
                                                                                                                    ---------------

WISCONSIN - 0.92%
      1,325,000    EVANSVILLE WISCONSIN SCHOOL DISTRICT FSA INSURED (PROPERTY TAX
                   REVENUE LOC)                                                          5.00         04/01/2019          1,461,740
        415,000    WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY SERIES A
                   (HOUSING REVENUE LOC)                                                 6.00         09/01/2015            421,594
      1,000,000    WISCONSIN STATE HEALTH & EDUCATIONAL FACILITIES AUTHORITY
                   WHEATON FRANCISCAN SERVICES PROJECT (HEALTHCARE FACILITIES
                   REVENUE)                                                              6.13         11/15/2015          1,030,660

                                                                                                                          2,913,994
                                                                                                                    ---------------

WYOMING - 0.16%
        500,000    JACKSON WY NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORP
                   SERIES B LOWER VALLEY POWER & LIGHT PROJECT (FUEL SALES TAX
                   REVENUE)                                                              5.88         05/01/2026            518,965
                                                                                                                    ---------------

TOTAL MUNICIPAL BONDS & NOTES (COST $272,601,176)                                                                       290,896,858
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

NATIONAL TAX-FREE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SHORT-TERM INVESTMENTS - 5.77%
      6,573,000    FEDERATED TAX FREE OBLIGATION                                                                    $     6,573,000
     11,737,000    WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET TRUST~++                                         11,737,000

                                                                                                                         18,310,000
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $18,310,000)                                                                          18,310,000
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $307,507,765)*                               103.03%                                                          $   326,771,649

OTHER ASSETS AND LIABILITIES, NET                  (3.03)                                                                (9,613,919)
                                                   ------                                                           ---------------
TOTAL NET ASSETS                                   100.00%                                                          $   317,157,730
                                                   ======                                                           ===============

+/-   VARIABLE RATE INVESTMENTS.

^     ZERO COUPON/ STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
      MATURITY.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $11,737,000.

** THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

%%    SECURITIES ISSUED ON A WHEN-ISSUED (TBA) BASIS. (SEE NOTE 2)

* COST FOR FEDERAL INCOME TAX PURPOSES IS $307,381,081 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

     GROSS UNREALIZED APPRECIATION                 $ 20,380,070

     GROSS UNREALIZED DEPRECIATION                     (989,502)
                                                   ------------
     NET UNREALIZED APPRECIATION (DEPRECIATION)    $ 19,390,568

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

NEBRASKA TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                     INTEREST RATE  MATURITY DATE        VALUE
MUNICIPAL BONDS & NOTES - 94.74%

COLORADO - 0.74%
$       300,000    COLORADO HEALTH FACILITIES AUTHORITY STEAMBOAT SPRINGS
                   HEALTH PROJECT (HEALTHCARE FACILITIES REVENUE LOC)                    5.70%        09/15/2023    $       311,478
                                                                                                                    ---------------
NEBRASKA - 93.93%
      1,500,000    CITY OF LINCOLN NE (ELECTRIC REVENUE)                                 5.00         09/01/2018          1,627,275
      1,100,000    CITY OF LINCOLN NE (WATER REVENUE)                                    5.00         08/15/2017          1,198,868
      1,000,000    CITY OF LINCOLN NE MBIA INSURED (SEWER REVENUE LOC)                   5.00         06/15/2017          1,088,180
      1,250,000    CITY OF LINCOLN NE SERIES A (PARKING FACILITIES REVENUE)              5.38         08/15/2014          1,352,725
      1,000,000    CITY OF LINCOLN NE TAX SUPPORTED ANTELOPE VALLEY PROJECT
                   (OTHER REVENUE)                                                       5.00         09/15/2016          1,092,120
        500,000    CITY OF OMAHA NE (PROPERTY TAX REVENUE)                               5.25         12/01/2012            526,555
      1,000,000    CITY OF OMAHA NE DOWNTOWN NORTHEAST REDEVELOPMENT PROJECT
                   (SPECIAL TAX REVENUE)                                                 6.00         11/01/2014          1,085,940
        865,000    CITY OF OMAHA NE RIVERFRONT REDEVELOPMENT PROJECT SERIES A
                   (SALES TAX REVENUE)                                                   5.50         02/01/2017            969,578
        415,000    CITY OF OMAHA NE SERIES A (PROPERTY TAX REVENUE)                      6.50         12/01/2014            513,890
      1,140,000    DODGE COUNTY NE SCHOOL DISTRICT #1 FREMONT FSA INSURED
                   (GENERAL OBLIGATION - SCHOOL DISTRICTS LOC)                           5.00         12/15/2019          1,242,144
      1,000,000    DOUGLAS COUNTY NE HENRY DOORLY ZOO AQUARIUM PROJECT
                   (RECREATIONAL FACILITIES REVENUE)**                                   5.88         09/01/2014          1,110,480
      1,500,000    DOUGLAS COUNTY NE SCHOOL DISTRICT #1 SERIES B (PROPERTY TAX
                   REVENUE)                                                              5.00         12/15/2018          1,623,390
      1,000,000    DOUGLAS COUNTY NE SCHOOL DISTRICT NUMBER 17 MILLARD SERVICE
                   A (PROPERTY TAX REVENUE LOC)                                          4.50         06/15/2025          1,006,480
      1,000,000    GRAND ISLAND NE SYSTEM MBIA INSURED (ELECTRIC REVENUE LOC)            5.13         08/15/2016          1,090,530
      1,000,000    LANCASTER COUNTY NE HOSPITAL AUTHORITY #1 BRYAN MEMORIAL
                   HOSPITAL PROJECT SERIES A MBIA INSURED (HEALTHCARE
                   FACILITIES REVENUE LOC)                                               5.10         06/01/2010          1,058,780
      2,520,000    LANCASTER COUNTY NE HOSPITAL AUTHORITY #1 BRYANLGH MEDICAL
                   CENTER PROJECT SERIES A AMBAC INSURED (HEALTHCARE
                   FACILITIES REVENUE LOC)                                               5.50         06/01/2020          2,749,295
      1,750,000    LANCASTER COUNTY SCHOOL DISTRICT NO.1 NE LINCOLN PUBLIC
                   SCHOOLS (PROPERTY TAX REVENUE)                                        5.25         01/15/2022          1,913,363
        745,000    LINCOLN-LANCASTER COUNTY NE PUBLIC BUILDING COMMISSION TAX
                   SUPPORTED LEASE RENTAL GOC INSURED (LEASE REVENUE LOC)**              5.80         10/15/2018            786,660
      1,000,000    MADISON COUNTY NE HOSPITAL AUTHORITY #1 FAITH REGIONAL
                   HEALTH SERVICES PROJECT RADIAN INSURED (HEALTHCARE
                   FACILITIES REVENUE LOC)                                               5.50         07/01/2021          1,071,540
        750,000    MUNICIPAL ENERGY AGENCY OF NEBRASKA POWER SUPPLY SYSTEMS
                   REVENUE SERIES A (POWER REVENUE LOC)                                  5.25         04/01/2019            827,153
        575,000    NEBRASKA EDUCATIONAL FINANCE AUTHORITY RADIAN INSURED
                   (COLLEGE AND UNIVERSITY REVENUE LOC)                                  5.00         04/01/2016            607,999
      1,250,000    NEBRASKA EDUCATIONAL TELECOMMUNICATIONS COMMISSION DTV
                   PROJECT (LEASE REVENUE)                                               6.00         02/01/2010          1,384,175
      1,000,000    NEBRASKA INVESTMENT FINANCE AUTHORITY CHILDREN HEALTHCARE
                   SERVICES AMBAC INSURED (HEALTHCARE FACILITIES REVENUE LOC)            5.00         08/15/2011          1,066,880
        145,000    NEBRASKA INVESTMENT FINANCE AUTHORITY SERIES C (OTHER
                   REVENUE)                                                              6.30         09/01/2020            145,676
        210,000    NEBRASKA INVESTMENT FINANCE AUTHORITY SERIES C GNMA FNMA
                   FHLMC INSURED (HOUSING REVENUE LOC)                                   5.65         03/01/2028            215,924
        455,000    NEBRASKA INVESTMENT FINANCE AUTHORITY SERIES E
                   COLLATERALIZED BY GNMA FNMA FHLMC (HOUSING REVENUE LOC)               5.90         09/01/2024            478,018
        930,000    NEBRASKA INVESTMENT FINANCE AUTHORITY SERIES E
                   COLLATERALIZED BY GNMA FNMA FHLMC (HOUSING REVENUE LOC)               5.95         09/01/2031            972,920
        810,000    NEBRASKA PUBLIC POWER DISTRICT SERIES A MBIA INSURED
                   (ELECTRIC REVENUE LOC)**                                              5.25         01/01/2012            864,594

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

NEBRASKA TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                     INTEREST RATE  MATURITY DATE        VALUE
NEBRASKA (CONTINUED)
$       210,000    NEBRASKA PUBLIC POWER DISTRICT SERIES A MBIA INSURED
                   (ELECTRIC REVENUE LOC)                                                5.25%        01/01/2012    $       223,312
      1,000,000    OMAHA NE AIRPORT AUTHORITY FACILITIES FSA INSURED (AIRPORT
                   REVENUE LOC)                                                          5.50         01/01/2012          1,105,640
      2,000,000    OMAHA NE AIRPORT AUTHORITY FACILITIES FSA INSURED (AIRPORT
                   REVENUE LOC)                                                          5.50         01/01/2014          2,211,280
        250,000    OMAHA NE PARKING FACILITIES CORPORATION OMAHA PARK SEVEN
                   PROJECT SERIES A (LEASE REVENUE)                                      5.50         05/01/2016            257,415
        500,000    OMAHA NE PARKING FACILITIES CORPORATION PARK FOUR & FIVE
                   PROJECTS (LEASE REVENUE)                                              5.70         09/15/2015            513,215
      1,000,000    OMAHA NE PUBLIC POWER DISTRICT SERIES A (ELECTRIC REVENUE)            5.40         02/01/2006          1,015,960
      1,000,000    OMAHA NE SPECIAL TAX REVENUE HERITAGE (TAX REVENUE)                   5.00         10/15/2022          1,079,330
      1,000,000    UNIVERSITY OF NEBRASKA FACILITIES CORPORATION DEFERRED
                   MAINTENANCE PROJECT (COLLEGE AND UNIVERSITY REVENUE)                  5.25         07/15/2011          1,062,740
        700,000    UNIVERSITY OF NEBRASKA FACILITIES CORPORATION UNIVERSITY
                   MEDICAL CENTER PROJECT PREREFUNDED 07/01/05 @ 100 (COLLEGE
                   AND UNIVERSITY REVENUE)**                                             5.45         07/01/2005            700,049
        740,000    UNIVERSITY OF NEBRASKA KEARNEY STUDENT FEES & FACILITIES
                   (COLLEGE AND UNIVERSITY REVENUE)                                      5.75         07/01/2020            755,903
        800,000    UNIVERSITY OF NEBRASKA LINCOLN PARKING PROJECT (COLLEGE AND
                   UNIVERSITY REVENUE)                                                   5.80         06/01/2020            818,216

                                                                                                                         39,414,192
                                                                                                                    ---------------
NEVADA - 0.07%
         30,000    NEVADA HOUSING DIVISION SINGLE FAMILY SERIES A-1 (HOUSING
                   REVENUE)                                                              5.60         10/01/2007             31,033
                                                                                                                    ---------------
TOTAL MUNICIPAL BONDS & NOTES (COST $37,452,021)                                                                         39,756,703
                                                                                                                    ---------------

SHARES

SHORT-TERM INVESTMENTS - 4.26%
      1,787,987    WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET TRUST~++         2.25         07/01/2005          1,787,987
                                                                                                                    ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,787,987)                                                                            1,787,987
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $39,240,008)*                           99.00%                                                                $    41,544,690
OTHER ASSETS AND LIABILITIES, NET              1.00                                                                         418,186
                                           --------                                                                 ---------------
TOTAL NET ASSETS                             100.00%                                                                $    41,962,876
                                           --------                                                                 ===============

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

** THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $1,787,987.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $39,233,000 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:


      GROSS UNREALIZED APPRECIATION                        $2,311,690
      GROSS UNREALIZED DEPRECIATION                                 0
                                                           ----------
      NET UNREALIZED APPRECIATION (DEPRECIATION)           $2,311,690

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                           STATEMENTS OF ASSETS AND LIABILITIES -- JUNE 30, 2005
--------------------------------------------------------------------------------

                                                                                         CALIFORNIA
                                                                                       LIMITED-TERM         CALIFORNIA
                                                                                      TAX-FREE FUND      TAX-FREE FUND
----------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ..................................................   $  77,171,028      $ 499,844,101
  INVESTMENTS IN AFFILIATES .......................................................       3,246,000         11,222,000
                                                                                      -------------      -------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ................................      80,417,028        511,066,101
                                                                                      -------------      -------------
  CASH ............................................................................          51,108             51,163
  RECEIVABLE FOR FUND SHARES ISSUED ...............................................         256,179            385,164
  RECEIVABLE FOR INVESTMENTS SOLD .................................................               0                  0
  RECEIVABLES FOR DIVIDENDS AND INTEREST ..........................................         974,940          5,857,542
                                                                                      -------------      -------------
TOTAL ASSETS ......................................................................      81,699,255        517,359,970
                                                                                      -------------      -------------
LIABILITIES
  PAYABLE FOR FUND SHARES REDEEMED ................................................         696,434            294,226
  PAYABLE FOR INVESTMENTS PURCHASED ...............................................         836,292          4,280,283
  DIVIDENDS PAYABLE ...............................................................          71,723            708,602
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ...........................          30,331            202,242
  PAYABLE TO THE TRUSTEES AND DISTRIBUTOR .........................................          25,574            167,647
  ACCRUED EXPENSES AND OTHER LIABILITIES ..........................................          30,720             62,384
                                                                                      -------------      -------------
TOTAL LIABILITIES .................................................................       1,691,074          5,715,384
                                                                                      -------------      -------------
TOTAL NET ASSETS ..................................................................   $  80,008,181      $ 511,644,586
                                                                                      -------------      -------------
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL .................................................................   $  78,506,938      $ 468,905,882
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ......................................          57,063                 63
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................         238,560          3,091,147
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES
    AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ...       1,205,620         39,647,494
                                                                                      -------------      -------------
TOTAL NET ASSETS ..................................................................   $  80,008,181      $ 511,644,586
                                                                                      -------------      -------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
----------------------------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS A ............................................................   $  52,028,998      $ 371,632,544
  SHARES OUTSTANDING - CLASS A ....................................................       4,910,654         32,273,882
  NET ASSET VALUE PER SHARE - CLASS A .............................................   $       10.60      $       11.51
  MAXIMUM OFFERING PRICE PER SHARE - CLASS A ......................................   $       10.93(3)   $       12.05(2)
  NET ASSETS - CLASS B ............................................................             N/A      $  66,181,943
  SHARES OUTSTANDING - CLASS B ....................................................             N/A          5,637,876
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B ..........................             N/A      $       11.74
  NET ASSETS - CLASS C ............................................................   $  10,272,625      $  31,903,679
  SHARES OUTSTANDING - CLASS C ....................................................         969,817          2,717,256
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ..........................   $       10.59      $       11.74
  NET ASSETS - CLASS Z ............................................................             N/A                N/A
  SHARES OUTSTANDING - CLASS Z ....................................................             N/A                N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z ..........................             N/A                N/A
  NET ASSETS - ADMINISTRATOR CLASS ................................................   $  17,706,558      $  41,926,420
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ........................................       1,697,805          3,634,406
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ..............   $       10.43      $       11.54
                                                                                      -------------      -------------
INVESTMENTS AT COST ...............................................................   $  79,211,408      $ 471,418,607
                                                                                      -------------      -------------

STATEMENTS OF ASSETS AND LIABILITIES -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                           COLORADO          MINNESOTA
                                                                                      TAX-FREE FUND      TAX-FREE FUND
----------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ..................................................   $  93,858,788      $ 180,628,986
  INVESTMENTS IN AFFILIATES .......................................................         862,000             89,000
                                                                                      -------------      -------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ................................      94,720,788        180,717,986
                                                                                      -------------      -------------
  CASH ............................................................................          51,463             51,051
  RECEIVABLE FOR FUND SHARES ISSUED ...............................................          21,579              5,691
  RECEIVABLE FOR INVESTMENTS SOLD .................................................         456,540                  0
  RECEIVABLES FOR DIVIDENDS AND INTEREST ..........................................         961,604          2,730,935
                                                                                      -------------      -------------
TOTAL ASSETS ......................................................................      96,211,974        183,505,663
                                                                                      -------------      -------------
LIABILITIES
  PAYABLE FOR FUND SHARES REDEEMED ................................................         117,954            365,287
  PAYABLE FOR INVESTMENTS PURCHASED ...............................................               0                  0
  DIVIDENDS PAYABLE ...............................................................         188,872            436,016
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ...........................          35,382             54,068
  PAYABLE TO THE TRUSTEES AND DISTRIBUTOR .........................................          28,208             46,849
  ACCRUED EXPENSES AND OTHER LIABILITIES ..........................................          31,709             33,061
                                                                                      -------------      -------------
TOTAL LIABILITIES .................................................................         402,125            935,281
                                                                                      -------------      -------------
TOTAL NET ASSETS ..................................................................   $  95,809,849      $ 182,570,382
                                                                                      -------------      -------------
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL .................................................................   $  90,003,795      $ 169,421,072
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ......................................          99,524            303,121
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................        (366,594)          (250,640)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES
    AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ...       6,073,124         13,096,829
                                                                                      -------------      -------------
TOTAL NET ASSETS ..................................................................   $  95,809,849      $ 182,570,382
                                                                                      -------------      -------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
----------------------------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS A ............................................................   $  50,410,204      $  37,828,943
  SHARES OUTSTANDING - CLASS A ....................................................       4,609,538          3,393,614
  NET ASSET VALUE PER SHARE - CLASS A .............................................   $       10.94      $       11.15
  MAXIMUM OFFERING PRICE PER SHARE - CLASS A ......................................   $       11.46(2)   $       11.68(2)
  NET ASSETS - CLASS B ............................................................   $   9,095,304      $  10,986,530
  SHARES OUTSTANDING - CLASS B ....................................................         830,517            985,610
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B ..........................   $       10.95      $       11.15
  NET ASSETS - CLASS C ............................................................             N/A      $     389,491
  SHARES OUTSTANDING - CLASS C ....................................................             N/A             34,941
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ..........................             N/A      $       11.15
  NET ASSETS - CLASS Z ............................................................             N/A      $   4,511,381
  SHARES OUTSTANDING - CLASS Z ....................................................             N/A            404,719
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z ..........................             N/A      $       11.15
  NET ASSETS - ADMINISTRATOR CLASS ................................................   $  36,304,341      $ 128,854,037
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ........................................       3,319,260         11,561,856
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ..............   $       10.94      $       11.14
                                                                                      -------------      -------------
INVESTMENTS AT COST ...............................................................   $  88,647,664      $ 167,621,157
                                                                                      -------------      -------------

                                                                                          NATIONAL
                                                                                      LIMITED TERM         NATIONAL         NEBRASKA
                                                                                     TAX-FREE FUND    TAX-FREE FUND    TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ..................................................  $ 125,653,246    $ 315,034,649    $  39,756,703
  INVESTMENTS IN AFFILIATES .......................................................      2,189,200       11,737,000        1,787,987
                                                                                     -------------    -------------    -------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ................................    127,842,446      326,771,649       41,544,690
                                                                                     -------------    -------------    -------------
  CASH ............................................................................         51,443           51,413           51,414
  RECEIVABLE FOR FUND SHARES ISSUED ...............................................        110,000          164,998                0
  RECEIVABLE FOR INVESTMENTS SOLD .................................................              0        2,401,833                0
  RECEIVABLES FOR DIVIDENDS AND INTEREST ..........................................      1,623,291        3,980,966          597,292
                                                                                     -------------    -------------    -------------
TOTAL ASSETS ......................................................................    129,627,180      333,370,859       42,193,396
                                                                                     -------------    -------------    -------------
LIABILITIES
  PAYABLE FOR FUND SHARES REDEEMED ................................................         72,353          186,769                0
  PAYABLE FOR INVESTMENTS PURCHASED ...............................................      2,267,500       14,900,071                0
  DIVIDENDS PAYABLE ...............................................................        259,055          872,218          131,728
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ...........................         21,843          105,774           12,546
  PAYABLE TO THE TRUSTEES AND DISTRIBUTOR .........................................         29,283           86,515           18,666
  ACCRUED EXPENSES AND OTHER LIABILITIES ..........................................         35,687           61,782           67,580
                                                                                     -------------    -------------    -------------
TOTAL LIABILITIES .................................................................      2,685,721       16,213,129          230,520
                                                                                     -------------    -------------    -------------
TOTAL NET ASSETS ..................................................................  $ 126,941,459    $ 317,157,730    $  41,962,876
                                                                                     -------------    -------------    -------------
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL .................................................................  $ 126,515,619    $ 309,224,229    $  39,490,254
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ......................................        (61,620)         656,912           10,547
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................       (677,535)     (11,987,295)         157,393
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES
    AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ...      1,164,995       19,263,884        2,304,682
                                                                                     -------------    -------------    -------------
TOTAL NET ASSETS ..................................................................  $ 126,941,459    $ 317,157,730    $  41,962,876
                                                                                     -------------    -------------    -------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS A ............................................................  $   3,977,988    $ 101,813,575              N/A
  SHARES OUTSTANDING - CLASS A ....................................................        367,928        9,595,404              N/A
  NET ASSET VALUE PER SHARE - CLASS A .............................................  $       10.81    $       10.61              N/A
  MAXIMUM OFFERING PRICE PER SHARE - CLASS A ......................................  $       11.14(3) $       11.11(2)           N/A
  NET ASSETS - CLASS B ............................................................  $     759,094    $  24,488,119              N/A
  SHARES OUTSTANDING - CLASS B ....................................................         70,269        2,307,496              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B ..........................  $       10.80    $       10.61              N/A
  NET ASSETS - CLASS C ............................................................  $     959,907    $   8,497,367              N/A
  SHARES OUTSTANDING - CLASS C ....................................................         88,919          801,032              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ..........................  $       10.80    $       10.61              N/A
  NET ASSETS - CLASS Z ............................................................            N/A              N/A              N/A
  SHARES OUTSTANDING - CLASS Z ....................................................            N/A              N/A              N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z ..........................            N/A              N/A              N/A
  NET ASSETS - ADMINISTRATOR CLASS ................................................  $ 121,244,470    $ 182,358,669    $  41,962,876
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ........................................     11,217,099       17,184,180        4,181,485
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ..............  $       10.81    $       10.61    $       10.04
                                                                                     -------------    -------------    -------------
INVESTMENTS AT COST ...............................................................  $ 126,677,451    $ 307,507,765    $  39,240,008
                                                                                     -------------    -------------    -------------

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.50 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE, THE OFFERING PRICE IS REDUCED.

(3) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE, THE OFFERING PRICE IS REDUCED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                    STATEMENTS OF OPERATIONS -- FOR THE YEAR ENDED JUNE 30, 2005
--------------------------------------------------------------------------------

                                                                                  CALIFORNIA
                                                                                 LIMITED-TERM          CALIFORNIA
                                                                                TAX-FREE FUND       TAX-FREE FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS .................................................................  $        6,759      $      889,057
  INTEREST ..................................................................       3,100,339          25,599,777
  INCOME FROM AFFILIATED SECURITIES .........................................          64,986             111,715
                                                                               --------------      --------------
TOTAL INVESTMENT INCOME .....................................................       3,172,084          26,600,549
                                                                               --------------      --------------

EXPENSES
  ADVISORY FEES .............................................................         363,165           2,061,421
  ADMINISTRATION FEES
    FUND LEVEL ..............................................................          45,396             258,634
    CLASS A .................................................................         166,165           1,026,400
    CLASS B .................................................................             N/A             219,177
    CLASS C .................................................................          31,743              92,088
    CLASS Z .................................................................             N/A                 N/A
    ADMINISTRATOR CLASS .....................................................          35,224              69,259
  CUSTODY FEES ..............................................................          18,158             103,454
  SHAREHOLDER SERVICING FEES ................................................         189,191           1,218,851
  ACCOUNTING FEES ...........................................................          24,980              48,352
  DISTRIBUTION FEES (NOTE 3)
    CLASS B .................................................................             N/A             587,080
    CLASS C .................................................................          85,026             246,666
  AUDIT FEES ................................................................          16,002              20,998
  LEGAL FEES ................................................................           2,402              14,001
  REGISTRATION FEES .........................................................           1,000              15,001
  SHAREHOLDER REPORTS .......................................................          16,002             116,001
  TRUSTEES' FEES ............................................................           6,789               6,789
  OTHER FEES AND EXPENSES ...................................................           4,469              17,149
                                                                               --------------      --------------
TOTAL EXPENSES ..............................................................       1,005,712           6,121,321
                                                                               --------------      --------------

LESS:

  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ..............................        (199,040)         (1,247,856)
  NET EXPENSES ..............................................................         806,672           4,873,465
                                                                               --------------      --------------
NET INVESTMENT INCOME (LOSS) ................................................       2,365,412          21,727,084
                                                                               --------------      --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...........         471,530           4,838,980
                                                                               --------------      --------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ...................................         471,530           4,838,980
                                                                               --------------      --------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...........         759,259          21,083,023
                                                                               --------------      --------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .........         759,259          21,083,023
                                                                               --------------      --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ......................       1,230,789          25,922,003
                                                                               --------------      --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............  $    3,596,201      $   47,649,087
                                                                               --------------      --------------

STATEMENTS OF OPERATIONS -- FOR THE YEAR ENDED JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                                  NATIONAL
                                                                COLORADO        MINNESOTA     LIMITED TERM
                                                           TAX-FREE FUND    TAX-FREE FUND    TAX-FREE FUND
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS .........................................    $       176,719  $             0  $             0
  INTEREST ..........................................          5,085,217        9,184,129        5,200,649
  INCOME FROM AFFILIATED SECURITIES .................             28,831           51,014           89,322
                                                         ---------------  ---------------  ---------------
TOTAL INVESTMENT INCOME .............................          5,290,767        9,235,143        5,289,971
                                                         ---------------  ---------------  ---------------

EXPENSES
  ADVISORY FEES .....................................            415,652          752,583          619,057
  ADMINISTRATION FEES
    FUND LEVEL ......................................             51,957           94,073           77,382
    CLASS A .........................................            151,815          108,839            6,355
    CLASS B .........................................             28,100           36,170            2,048
    CLASS C .........................................                N/A              248            1,923
    CLASS Z .........................................                N/A            4,559              N/A
    ADMINISTRATOR CLASS .............................             71,260          241,861          273,924
  CUSTODY FEES ......................................             20,783           36,979           30,953
  SHAREHOLDER SERVICING FEES ........................            180,776          203,852           79,793
  ACCOUNTING FEES ...................................             25,700           32,978           46,446
  DISTRIBUTION FEES (NOTE 3)
    CLASS B .........................................             75,268           96,884            5,486
    CLASS C .........................................                N/A              663            5,152
  AUDIT FEES ........................................             16,801           20,301           16,801
  LEGAL FEES ........................................              2,040            5,351            2,829
  REGISTRATION FEES .................................              1,000           18,002           99,528
  SHAREHOLDER REPORTS ...............................             15,531           26,999           22,071
  TRUSTEES' FEES ....................................              6,789            6,789            6,789
  OTHER FEES AND EXPENSES ...........................              3,935            6,902            6,234
                                                         ---------------  ---------------  ---------------
TOTAL EXPENSES ......................................          1,067,407        1,694,033        1,302,771
                                                         ---------------  ---------------  ---------------
LESS:

  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......           (208,021)        (336,094)        (354,328)
  NET EXPENSES ......................................            859,386        1,357,939          948,443
                                                         ---------------  ---------------  ---------------
NET INVESTMENT INCOME (LOSS) ........................          4,431,381        7,877,204        4,341,528
                                                         ---------------  ---------------  ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN
     CURRENCY TRANSLATION ...........................            890,039          277,285          (46,000)
                                                         ---------------  ---------------  ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ...........            890,039          277,285          (46,000)
                                                         ---------------  ---------------  ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN
    CURRENCY TRANSLATION ............................          1,889,769        4,970,874          309,507
                                                         ---------------  ---------------  ---------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENTS .....................          1,889,769        4,970,874          309,507
                                                         ---------------  ---------------  ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS ....................................          2,779,808        5,248,159          263,507
                                                         ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS . ................................    $     7,211,189  $    13,125,363  $     4,605,035
                                                         ---------------  ---------------  ---------------

                                                                 NATIONAL         NEBRASKA
                                                            TAX-FREE FUND    TAX-FREE FUND
------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS .........................................     $     1,134,025  $             0
  INTEREST ..........................................          15,543,954        2,038,010
  INCOME FROM AFFILIATED SECURITIES .................             118,228           16,951
                                                          ---------------  ---------------
TOTAL INVESTMENT INCOME .............................          16,796,207        2,054,961
                                                          ---------------  ---------------

EXPENSES
  ADVISORY FEES .....................................           1,286,643          180,913
  ADMINISTRATION FEES
    FUND LEVEL ......................................             160,830           31,396
    CLASS A .........................................             284,590              N/A
    CLASS B .........................................              78,685              N/A
    CLASS C .........................................              25,260              N/A
    CLASS Z .........................................                 N/A              N/A
    ADMINISTRATOR CLASS .............................             326,768           69,832
  CUSTODY FEES ......................................              64,332            8,842
  SHAREHOLDER SERVICING FEES ........................             444,478           23,230
  ACCOUNTING FEES ...................................              37,647           22,425
  DISTRIBUTION FEES (NOTE 3)
    CLASS B .........................................             210,762              N/A
    CLASS C .........................................              67,661              N/A
  AUDIT FEES ........................................              20,801           16,301
  LEGAL FEES ........................................               6,399            1,000
  REGISTRATION FEES .................................               1,000               98
  SHAREHOLDER REPORTS ...............................              52,699            7,942
  TRUSTEES' FEES ....................................               6,789            6,789
  OTHER FEES AND EXPENSES ...........................              11,958            2,675
                                                          ---------------  ---------------
TOTAL EXPENSES ......................................           3,087,302          371,443
                                                          ---------------  ---------------

LESS:

  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......            (531,930)         (31,519)
  NET EXPENSES ......................................           2,555,372          339,924
                                                          ---------------  ---------------
NET INVESTMENT INCOME (LOSS) ........................          14,240,835        1,715,037
                                                          ---------------  ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN
     CURRENCY TRANSLATION ...........................             840,519          233,923
                                                          ---------------  ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ...........             840,519          233,923
                                                          ---------------  ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN
    CURRENCY TRANSLATION ............................          12,986,123          533,140
                                                          ---------------  ---------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENTS .....................          12,986,123          533,140
                                                          ---------------  ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS .......................................          13,826,642          767,063
                                                          ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS . ................................     $    28,067,477  $     2,482,100
                                                          ---------------  ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                CALIFORNIA LIMITED-
                                                                 TERM TAX-FREEFUND
                                                          ------------------------------
                                                                FOR THE          FOR THE
                                                             YEAR ENDED       YEAR ENDED
                                                          JUNE 30, 2005    JUNE 30, 2004
                                                          ------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS ................................   $  90,178,810    $ 150,206,046

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) ........................       2,365,412        2,397,611
  NET REALIZED GAIN (LOSS) ON INVESTMENTS .............         471,530          (35,022)
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    OF INVESTMENTS ....................................         759,259       (2,511,125)
                                                          -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS ............................................       3,596,201         (148,536)
                                                          -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  NET INVESTMENT INCOME
   CLASS A ............................................      (1,527,603)      (1,721,585)
   CLASS B ............................................             N/A              N/A
   CLASS C ............................................        (206,916)        (176,881)
   CLASS Z ............................................             N/A              N/A
   ADMINISTRATOR CLASS ................................        (574,541)        (497,611)
  NET REALIZED GAIN ON SALES OF INVESTMENTS
   CLASS A ............................................        (130,582)        (487,692)
   CLASS B ............................................             N/A              N/A
   CLASS C ............................................         (25,511)         (77,739)
ADMINISTRATOR CLASS ...................................         (42,624)        (117,659)
                                                          -------------    -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...................      (2,507,777)      (3,079,167)
                                                          -------------    -------------
CAPITAL SHARES TRANSACTIONS:
  PROCEEDS FROM SHARES SOLD - CLASS A .................      10,792,749       18,425,398
  REINVESTMENT OF DISTRIBUTIONS - CLASS A .............       1,245,610        1,628,501
  COST OF SHARES REDEEMED - CLASS A ...................     (24,031,434)     (54,305,164)
                                                          -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
CAPITAL SHARE TRANSACTIONS - CLASS A ..................     (11,993,075)     (34,251,265)
                                                          -------------    -------------
  PROCEEDS FROM SHARES SOLD - CLASS B .................             N/A              N/A
  REINVESTMENT OF DISTRIBUTIONS - CLASS B .............             N/A              N/A
  COST OF SHARES REDEEMED - CLASS B ...................             N/A              N/A
                                                          -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
CAPITAL SHARE TRANSACTIONS - CLASS B ..................             N/A              N/A
                                                          -------------    -------------
  PROCEEDS FROM SHARES SOLD - CLASS C .................       2,334,522        5,262,102
  REINVESTMENT OF DISTRIBUTIONS - CLASS C .............         180,710          200,699
  COST OF SHARES REDEEMED - CLASS C ...................      (3,911,678)      (4,922,695)
                                                          -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
CAPITAL SHARE TRANSACTIONS - CLASS C ..................      (1,396,446)         540,106
                                                          -------------    -------------
  PROCEEDS FROM SHARES SOLD - CLASS Z .................             N/A              N/A
  REINVESTMENT OF DISTRIBUTIONS - CLASS Z .............             N/A              N/A
  COST OF SHARES REDEEMED - CLASS Z ...................             N/A              N/A
                                                          -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
CAPITAL SHARE TRANSACTIONS - CLASS Z ..................             N/A              N/A
                                                          -------------    -------------
  PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS ....       19,206,291       17,367,551
  REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS           152,668          222,700
  COST OF SHARES REDEEMED - ADMINISTRATOR CLASS ......      (17,228,491)     (40,678,625)
                                                          -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
CAPITAL SHARE TRANSACTIONS - ADMINISTRATOR CLASS ......       2,130,468      (23,088,374)
                                                          -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
CAPITAL SHARE TRANSACTIONS ............................     (11,259,053)     (56,799,533)
                                                          -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS .................     (10,170,629)     (60,027,236)
                                                          -------------    -------------
ENDING NET ASSETS .....................................   $  80,008,181    $  90,178,810
                                                          -------------    -------------

STATEMENTS OF CHANGES IN NET ASSETS

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

                                                             CALIFORNIA TAX-FREE FUND          COLORADO TAX-FREE FUND
                                                          ------------------------------    ------------------------------
                                                                FOR THE          FOR THE          FOR THE          FOR THE
                                                             YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                          JUNE 30, 2005    JUNE 30, 2004    JUNE 30, 2005    JUNE 30, 2004
                                                          ------------------------------    ------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS ................................   $ 519,995,158    $ 623,952,025    $ 102,988,017    $ 125,975,052

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) ........................      21,727,084       24,124,478        4,431,381        4,980,176
  NET REALIZED GAIN (LOSS) ON INVESTMENTS .............       4,838,980        2,004,996          890,039         (223,176)
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    OF INVESTMENTS ....................................     21,083,023      (26,197,643)        1,889,769       (3,929,278)
                                                          -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS ............................................      47,649,087          (68,169)       7,211,189          827,722
                                                          -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  NET INVESTMENT INCOME
   CLASS A ............................................     (16,004,753)     (16,870,492)      (2,287,656)      (2,378,005)
   CLASS B ............................................      (2,749,237)      (4,124,399)        (347,314)        (451,997)
   CLASS C ............................................      (1,156,447)      (1,432,518)             N/A              N/A
   CLASS Z ............................................             N/A              N/A              N/A              N/A
   ADMINISTRATOR CLASS ................................      (1,816,647)      (1,697,070)      (1,770,111)      (2,122,654)
  NET REALIZED GAIN ON SALES OF INVESTMENTS
   CLASS A ............................................      (1,795,465)      (3,428,987)             N/A                0
   CLASS B ............................................        (382,347)      (1,052,885)             N/A                0
   CLASS C ............................................        (160,891)        (364,548)             N/A              N/A
   ADMINISTRATOR CLASS ................................        (171,649)        (326,288)             N/A                0
                                                          -------------    -------------    -------------    -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...................     (24,237,436)     (29,297,187)      (4,405,081)      (4,952,656)
                                                          -------------    -------------    -------------    -------------
CAPITAL SHARES TRANSACTIONS:
  PROCEEDS FROM SHARES SOLD - CLASS A .................      44,764,305       57,110,794        9,927,299       10,867,042
  REINVESTMENT OF DISTRIBUTIONS - CLASS A .............      11,326,588       13,164,025        1,505,995        1,565,664
  COST OF SHARES REDEEMED - CLASS A ...................     (58,693,335)     (91,365,088)     (13,562,899)     (19,168,789)
                                                          -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
CAPITAL SHARE TRANSACTIONS - CLASS A ..................      (2,602,442)     (21,090,269)      (2,129,605)      (6,736,083)
                                                          -------------    -------------    -------------    -------------
  PROCEEDS FROM SHARES SOLD - CLASS B .................       1,597,340        5,847,287          197,023          448,916
  REINVESTMENT OF DISTRIBUTIONS - CLASS B .............       2,228,916        3,744,549          226,109          293,984
  COST OF SHARES REDEEMED - CLASS B ...................     (33,086,608)     (52,357,541)      (2,288,329)      (3,984,835)
                                                          -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
CAPITAL SHARE TRANSACTIONS - CLASS B ..................     (29,260,352)     (42,765,705)      (1,865,197)      (3,241,935)
                                                          -------------    -------------    -------------    -------------
  PROCEEDS FROM SHARES SOLD - CLASS C .................       2,667,215        7,456,114              N/A              N/A
  REINVESTMENT OF DISTRIBUTIONS - CLASS C .............         877,834        1,206,036              N/A              N/A
  COST OF SHARES REDEEMED - CLASS C ...................      (7,225,204)     (19,098,859)             N/A              N/A
                                                          -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
CAPITAL SHARE TRANSACTIONS - CLASS C ..................      (3,680,155)     (10,436,709)             N/A              N/A
                                                          -------------    -------------    -------------    -------------
  PROCEEDS FROM SHARES SOLD - CLASS Z .................             N/A              N/A              N/A              N/A
  REINVESTMENT OF DISTRIBUTIONS - CLASS Z .............             N/A              N/A              N/A              N/A
  COST OF SHARES REDEEMED - CLASS Z ...................             N/A              N/A              N/A              N/A
                                                          -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
CAPITAL SHARE TRANSACTIONS - CLASS Z ..................             N/A              N/A              N/A              N/A
                                                          -------------    -------------    -------------    -------------
  PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS .....      17,369,614       12,065,674        6,960,802        7,722,954
  REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS           340,864          457,656          167,141          102,911
  COST OF SHARES REDEEMED - ADMINISTRATOR CLASS .......     (13,929,752)     (12,822,158)     (13,117,417)     (16,709,948)
                                                          -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
CAPITAL SHARE TRANSACTIONS - ADMINISTRATOR CLASS ......       3,780,726         (298,828)      (5,989,474)      (8,884,083)
                                                          -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
CAPITAL SHARE TRANSACTIONS ............................     (31,762,223)     (74,591,511)      (9,984,276)     (18,862,101)
                                                          -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS .................      (8,350,572)    (103,956,867)      (7,178,168)     (22,987,035)
                                                          -------------    -------------    -------------    -------------
ENDING NET ASSETS .....................................   $ 511,644,586    $ 519,995,158    $  95,809,849    $ 102,988,017
                                                          -------------    -------------    -------------    -------------

                                                              MINNESOTA TAX-FREE FUND
                                                          ------------------------------
                                                                FOR THE          FOR THE
                                                             YEAR ENDED       YEAR ENDED
                                                          JUNE 30, 2005    JUNE 30, 2004
                                                          ------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS ................................   $ 195,936,756    $ 248,945,940

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) ........................       7,877,204        9,323,268
  NET REALIZED GAIN (LOSS) ON INVESTMENTS .............         277,285        1,733,956
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    OF INVESTMENTS ....................................       4,970,874       (9,705,375)
                                                          -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS ............................................      13,125,363        1,351,849
                                                          -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  NET INVESTMENT INCOME
   CLASS A ............................................      (1,552,530)      (1,573,003)
   CLASS B ............................................        (418,129)        (620,859)
   CLASS C ............................................          (2,912)             N/A
   CLASS Z ............................................         (41,637)             N/A
   ADMINISTRATOR CLASS ................................      (5,728,708)      (6,990,214)
  NET REALIZED GAIN ON SALES OF INVESTMENTS
   CLASS A ............................................        (191,836)               0
   CLASS B ............................................         (63,307)               0
   CLASS C ............................................             N/A              N/A
   ADMINISTRATOR CLASS ................................        (647,417)               0
                                                          -------------    -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...................      (8,646,476)      (9,184,076)
                                                          -------------    -------------
CAPITAL SHARES TRANSACTIONS:
  PROCEEDS FROM SHARES SOLD - CLASS A .................       7,830,137        9,738,289
  REINVESTMENT OF DISTRIBUTIONS - CLASS A .............       1,328,079        1,164,383
  COST OF SHARES REDEEMED - CLASS A ...................      (9,631,824)     (13,572,549)
                                                          -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
CAPITAL SHARE TRANSACTIONS - CLASS A ..................        (473,608)      (2,669,877)
                                                          -------------    -------------
  PROCEEDS FROM SHARES SOLD - CLASS B .................         377,689          956,082
  REINVESTMENT OF DISTRIBUTIONS - CLASS B .............         339,794          450,022
  COST OF SHARES REDEEMED - CLASS B ...................      (5,116,377)      (7,704,690)
                                                          -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
CAPITAL SHARE TRANSACTIONS - CLASS B ..................      (4,398,894)      (6,298,586)
                                                          -------------    -------------
  PROCEEDS FROM SHARES SOLD - CLASS C .................         413,734              N/A
  REINVESTMENT OF DISTRIBUTIONS - CLASS C .............           2,418              N/A
  COST OF SHARES REDEEMED - CLASS C ...................         (47,764)             N/A
                                                          -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
CAPITAL SHARE TRANSACTIONS - CLASS C ..................         368,388              N/A
                                                          -------------    -------------
  PROCEEDS FROM SHARES SOLD - CLASS Z .................       4,746,395              N/A
  REINVESTMENT OF DISTRIBUTIONS - CLASS Z .............          35,765              N/A
  COST OF SHARES REDEEMED - CLASS Z ...................        (368,292)             N/A
                                                          -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
CAPITAL SHARE TRANSACTIONS - CLASS Z ..................       4,413,868              N/A
                                                          -------------    -------------
  PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS .....      13,386,065      151,527,324
  REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS         1,058,554          956,412
  COST OF SHARES REDEEMED - ADMINISTRATOR CLASS .......     (32,199,634     (188,692,230)
                                                          -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
CAPITAL SHARE TRANSACTIONS - ADMINISTRATOR CLASS ......     (17,755,015)     (36,208,494)
                                                          -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
CAPITAL SHARE TRANSACTIONS ............................     (17,845,261)     (45,176,957)
                                                          -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS .................     (13,366,374)     (53,009,184)
                                                          -------------    -------------
ENDING NET ASSETS .....................................   $ 182,570,382    $ 195,936,756
                                                          -------------    -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   CALIFORNIA LIMITED
                                                                                   TERM TAX-FREE FUND
                                                                             -----------------------------
                                                                                   FOR THE         FOR THE
                                                                                YEAR ENDED      YEAR ENDED
                                                                             JUNE 30, 2005   JUNE 30, 2004
----------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  SHARES SOLD - CLASS A ..................................................       1,016,711       1,735,267
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ...............         117,618         153,411
  SHARES REDEEMED - CLASS A ..............................................      (2,269,636)     (5,112,809)
                                                                             -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..................      (1,135,307)     (3,224,131)
                                                                             -------------   -------------
  SHARES SOLD - CLASS B ..................................................             N/A             N/A
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ...............             N/A             N/A
  SHARES REDEEMED - CLASS B ..............................................             N/A             N/A
                                                                             -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..................             N/A             N/A
                                                                             -------------   -------------
  SHARES SOLD - CLASS C ..................................................         220,196         495,276
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ...............          17,070          18,918
  SHARES REDEEMED - CLASS C ..............................................        (369,533)       (464,575)
                                                                             -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..................        (132,267)         49,619
                                                                             -------------   -------------
  SHARES SOLD - CLASS Z ..................................................             N/A             N/A
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z ...............             N/A             N/A
  SHARES REDEEMED - CLASS Z ..............................................             N/A             N/A
                                                                             -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ..................             N/A             N/A
                                                                             -------------   -------------
  SHARES SOLD - ADMINISTRATOR CLASS ......................................       1,841,357       1,659,145
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ...          14,653          21,355
  SHARES REDEEMED - ADMINISTRATOR CLASS ..................................      (1,656,762)     (3,902,649)
                                                                             -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ......         199,248      (2,222,149)
                                                                             -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
  TRANSACTIONS ...........................................................      (1,068,326)     (5,396,661)
                                                                             -------------   -------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .............   $      57,063   $         956
                                                                             -------------   -------------

STATEMENTS OF CHANGES IN NET ASSETS
                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                CALIFORNIA TAX-FREE FUND
                                                                             -----------------------------
                                                                                   FOR THE         FOR THE
                                                                                YEAR ENDED      YEAR ENDED
                                                                             JUNE 30, 2005   JUNE 30, 2004
----------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  SHARES SOLD - CLASS A ..................................................       3,944,858       5,047,647
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ...............         997,827       1,167,563
  SHARES REDEEMED - CLASS A ..............................................      (5,172,059)     (8,132,608)
                                                                             -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..................        (229,374)     (1,917,398)
                                                                             -------------   -------------
  SHARES SOLD - CLASS B ..................................................         138,571         507,037
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ...............         192,733         325,778
  SHARES REDEEMED - CLASS B ..............................................      (2,867,546)     (4,566,375)
                                                                             -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..................      (2,536,242)     (3,733,560)
                                                                             -------------   -------------
  SHARES SOLD - CLASS C ..................................................         230,004         644,768
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ...............          75,863         104,918
  SHARES REDEEMED - CLASS C ..............................................        (625,820)     (1,669,356)
                                                                             -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..................        (319,953)       (919,670)
                                                                             -------------   -------------
  SHARES SOLD - CLASS Z ..................................................             N/A             N/A
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z ...............             N/A             N/A
  SHARES REDEEMED - CLASS Z ..............................................             N/A             N/A
                                                                             -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ..................             N/A             N/A
                                                                             -------------   -------------
  SHARES SOLD - ADMINISTRATOR CLASS ......................................       1,527,379       1,060,148
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ...          29,967          40,478
  SHARES REDEEMED - ADMINISTRATOR CLASS ..................................      (1,224,647)     (1,136,250)
                                                                             -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ......         332,699         (35,624)
                                                                             -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
  TRANSACTIONS ...........................................................      (2,752,870)     (6,606,252)
                                                                             -------------   -------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .............   $          63   $          63
                                                                             -------------   -------------

                                                                                 COLORADO TAX-FREE FUND
                                                                             -----------------------------
                                                                                   FOR THE         FOR THE
                                                                                YEAR ENDED      YEAR ENDED
                                                                             JUNE 30, 2005   JUNE 30, 2004
----------------------------------------------------------------------------------------------------------

SHARES ISSUED AND REDEEMED:
  SHARES SOLD - CLASS A ..................................................         914,101         999,349
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ...............         138,479         144,805
  SHARES REDEEMED - CLASS A ..............................................      (1,249,076)     (1,777,598)
                                                                             -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..................        (196,496)       (633,444)
                                                                             -------------   -------------
  SHARES SOLD - CLASS B ..................................................          18,093          41,415
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ...............          20,769          27,147
  SHARES REDEEMED - CLASS B ..............................................        (210,272)       (370,048)
                                                                             -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..................        (171,410)       (301,486)
                                                                             -------------   -------------
  SHARES SOLD - CLASS C ..................................................             N/A             N/A
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ...............             N/A             N/A
  SHARES REDEEMED - CLASS C ..............................................             N/A             N/A
                                                                             -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..................             N/A             N/A
                                                                             -------------   -------------
  SHARES SOLD - CLASS Z ..................................................             N/A             N/A
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z ...............             N/A             N/A
  SHARES REDEEMED - CLASS Z ..............................................             N/A             N/A
                                                                             -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ..................             N/A             N/A
                                                                             -------------   -------------
  SHARES SOLD - ADMINISTRATOR CLASS ......................................         640,375         708,435
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ...          15,368           9,514
  SHARES REDEEMED - ADMINISTRATOR CLASS ..................................      (1,209,044)     (1,543,977)
                                                                             -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ......        (553,301)       (826,028)
                                                                             -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
  TRANSACTIONS ...........................................................        (921,207)     (1,760,958)
                                                                             -------------   -------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .............   $      99,524   $      75,248
                                                                             -------------   -------------

                                                                                MINNESOTA TAX-FREE FUND
                                                                             -----------------------------
                                                                                   FOR THE         FOR THE
                                                                                YEAR ENDED      YEAR ENDED
                                                                             JUNE 30, 2005   JUNE 30, 2004
----------------------------------------------------------------------------------------------------------

SHARES ISSUED AND REDEEMED:
  SHARES SOLD - CLASS A ..................................................         705,613         876,965
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ...............         119,673         105,282
  SHARES REDEEMED - CLASS A ..............................................        (871,044)     (1,224,718)
                                                                             -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..................         (45,758)       (242,471)
                                                                             -------------   -------------
  SHARES SOLD - CLASS B ..................................................          33,972          86,243
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ...............          30,614          40,689
  SHARES REDEEMED - CLASS B ..............................................        (461,219)       (698,257)
                                                                             -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..................        (396,633)       (571,325)
                                                                             -------------   -------------
  SHARES SOLD - CLASS C ..................................................          39,024             N/A
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ...............             218             N/A
  SHARES REDEEMED - CLASS C ..............................................          (4,301)            N/A
                                                                             -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..................          34,941             N/A
                                                                             -------------   -------------
  SHARES SOLD - CLASS Z ..................................................         434,759               0
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z ...............           3,219               0
  SHARES REDEEMED - CLASS Z ..............................................         (33,259)              0
                                                                             -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ..................         404,719               0
                                                                             -------------   -------------
  SHARES SOLD - ADMINISTRATOR CLASS ......................................       1,205,863      13,317,602
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ...          95,353          86,529
  SHARES REDEEMED - ADMINISTRATOR CLASS ..................................      (2,906,013)    (16,699,116)
                                                                             -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ......      (1,604,797)     (3,294,985)
                                                                             -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
  TRANSACTIONS ...........................................................      (1,607,528)     (4,108,781)
                                                                             -------------   -------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .............   $     303,121   $     126,855
                                                                             -------------   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                      NATIONAL LIMITED
                                                                                                     TERM TAX-FREE  FUND
                                                                                               ------------------------------
                                                                                                     FOR THE           FOR THE
                                                                                                  YEAR ENDED        YEAR ENDED
                                                                                               JUNE 30, 2005     JUNE 30, 2004
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
     BEGINNING NET ASSETS ...................................................................  $ 172,278,233   $   152,835,376

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .............................................................      4,341,528         4,347,596
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..................................................       (46,000)           145,761
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ......................        309,507        (4,852,146)
                                                                                               -------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............................      4,605,035          (358,789)
                                                                                               -------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     CLASS A ................................................................................        (59,045)           (5,435)
     CLASS B ................................................................................        (13,498)             (930)
     CLASS C ................................................................................        (12,939)           (2,344)
     ADMINISTRATOR CLASS ....................................................................     (4,250,281)       (4,332,888)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS A ................................................................................              0                 0
     CLASS B ................................................................................              0                 0
     CLASS C ................................................................................              0                 0
     ADMINISTRATOR CLASS ....................................................................              0                 0
                                                                                               -------------   ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .........................................................     (4,335,763)       (4,341,597)
                                                                                               -------------   ---------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ......................................................      3,429,708         1,171,792
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ..................................................         51,655             3,947
   COST OF SHARES REDEEMED - CLASS A ........................................................       (645,864)          (10,278)
                                                                                               -------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS A ...      2,835,499         1,165,461
                                                                                               -------------   ---------------
   PROCEEDS FROM SHARES SOLD - CLASS B ......................................................        159,024           644,230
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ..................................................         12,302               926
   COST OF SHARES REDEEMED - CLASS B ........................................................        (38,763)          (16,088)
                                                                                               -------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS B ...        132,563           629,068
                                                                                               -------------   ---------------
   PROCEEDS FROM SHARES SOLD - CLASS C ......................................................        852,917           885,566
   REINVESTMENT OF DISTRIBUTIONS - CLASS C. .................................................         12,874             1,997
   COST OF SHARES REDEEMED - CLASS C ........................................................        (59,154)         (694,115)
                                                                                               -------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS C ...        806,637           193,448
                                                                                               -------------   ---------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS ..........................................     28,516,735        78,641,316
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ......................................        596,342           674,603
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS ............................................    (78,493,822)      (57,160,653)
                                                                                               -------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ......................................................................    (49,380,745)       22,155,266
                                                                                               -------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .............    (45,606,046)       24,143,243
                                                                                               -------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS .......................................................    (45,336,774)       19,442,857
                                                                                               -------------   ---------------
ENDING NET ASSETS ...........................................................................  $ 126,941,459   $   172,278,233
                                                                                               -------------   ---------------

SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ....................................................................        316,357           106,691
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A .................................          4,760               363
   SHARES REDEEMED - CLASS A ................................................................        (59,311)             (932)
                                                                                               -------------   ---------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A .....................................        261,806           106,122
                                                                                               -------------   ---------------
   SHARES SOLD - CLASS B ....................................................................         14,531            59,540
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B .................................          1,134                86
   SHARES REDEEMED - CLASS B ................................................................         (3,548)           (1,474)
                                                                                               -------------   ---------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B .....................................         12,117            58,152
                                                                                               -------------   ---------------
   SHARES SOLD - CLASS C ....................................................................         78,085            79,465
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .................................          1,188               183
   SHARES REDEEMED - CLASS C ................................................................         (5,489)          (64,513)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .....................................         73,784            15,135
                                                                                               -------------   ---------------
   SHARES SOLD - ADMINISTRATOR CLASS ........................................................      2,616,486         7,141,701
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS .....................         54,891            61,524
                                                                                               -------------   ---------------
   SHARES REDEEMED - ADMINISTRATOR CLASS ....................................................     (7,218,315)       (5,222,903)
                                                                                               -------------   ---------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .........................     (4,546,938)        1,980,322
                                                                                               -------------   ---------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS .....     (4,199,231)        2,159,731
                                                                                               -------------   ---------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ................................  $     (61,620)  $       (50,881)
                                                                                               -------------   ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                                   NATIONAL TAX-FREE FUND
                                                                                                     FOR THE         FOR THE
                                                                                                  YEAR ENDED      YEAR ENDED
                                                                                               JUNE 30, 2005   JUNE 30, 2004
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
     BEGINNING NET ASSETS ...................................................................  $ 328,238,217   $ 438,305,347

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .............................................................     14,240,835      16,944,877
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..................................................        840,519      (2,140,496)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ......................     12,986,123     (12,123,041)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............................     28,067,477       2,681,340
                                                                                               -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     CLASS A ................................................................................     (4,424,015)     (4,796,065)
     CLASS B ................................................................................     (1,009,085)     (1,457,391)
     CLASS C ................................................................................       (325,139)       (463,857)
     ADMINISTRATOR CLASS ....................................................................     (8,391,779)    (10,161,552)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS A ................................................................................              0               0
     CLASS B ................................................................................              0               0
     CLASS C ................................................................................              0               0
     ADMINISTRATOR CLASS ....................................................................              0               0
                                                                                               -------------   -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .........................................................    (14,150,018)    (16,878,865)
                                                                                               -------------   -------------

CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ......................................................     13,568,001      33,124,214
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ..................................................      2,694,733       2,965,238
   COST OF SHARES REDEEMED - CLASS A ........................................................    (22,315,794)    (42,221,290)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS A ...     (6,053,060)     (6,131,838)
                                                                                               -------------   -------------
   PROCEEDS FROM SHARES SOLD - CLASS B ......................................................        671,827       1,836,158
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ..................................................        616,598         899,844
   COST OF SHARES REDEEMED - CLASS B ........................................................     (9,468,856)    (18,378,903)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS B ...     (8,180,431)    (15,642,901)
                                                                                               -------------   -------------
   PROCEEDS FROM SHARES SOLD - CLASS C ......................................................        331,201       1,035,182
   REINVESTMENT OF DISTRIBUTIONS - CLASS C. .................................................        203,943         275,379
   COST OF SHARES REDEEMED - CLASS C ........................................................     (2,266,394)     (6,221,092)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS C ...     (1,731,250)     (4,910,531)
                                                                                               -------------   -------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS ..........................................     31,786,743      22,340,790
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ......................................        777,043         640,364
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS ............................................    (41,596,991)    (92,165,489)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ......................................................................     (9,033,205)    (69,184,335)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .............    (24,997,946)    (95,869,605)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS .......................................................    (11,080,487)   (110,067,130)
                                                                                               -------------   -------------
ENDING NET ASSETS ...........................................................................  $ 317,157,730   $ 328,238,217
                                                                                               -------------   -------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ....................................................................      1,298,985       3,197,886
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A .................................        257,874         286,779
   SHARES REDEEMED - CLASS A ................................................................     (2,142,610)     (4,092,846)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A .....................................       (585,751)       (608,181)
                                                                                               -------------   -------------
   SHARES SOLD - CLASS B ....................................................................         64,462         177,048
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B .................................         59,015          87,006
   SHARES REDEEMED - CLASS B ................................................................       (906,983)     (1,781,808)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B .....................................       (783,506)     (1,517,754)
                                                                                               -------------   -------------
   SHARES SOLD - CLASS C ....................................................................         31,800          99,782
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .................................         19,527          26,635
   SHARES REDEEMED - CLASS C ................................................................       (217,694)       (599,078)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .....................................       (166,367)       (472,661)
                                                                                               -------------   -------------
   SHARES SOLD - ADMINISTRATOR CLASS ........................................................      3,035,296       2,157,273
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS .....................         74,314          61,967
   SHARES REDEEMED - ADMINISTRATOR CLASS ....................................................     (3,981,034)     (8,943,378)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .........................       (871,424)     (6,724,138)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS .....     (2,407,048)     (9,322,734)

                                                                                               -------------   -------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ................................  $     656,912   $     583,498
                                                                                               -------------   -------------

                                                                                                   NEBRASKA TAX-FREE FUND
                                                                                                     FOR THE         FOR THE
                                                                                                  YEAR ENDED      YEAR ENDED
                                                                                               JUNE 30, 2005   JUNE 30, 2004
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
     BEGINNING NET ASSETS ...................................................................  $  46,252,818   $  64,760,128

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .............................................................      1,715,037       2,193,602
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..................................................        233,923         671,433
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ......................        533,140      (2,617,974)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............................      2,482,100         247,061
                                                                                               -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     CLASS A ................................................................................            N/A             N/A
     CLASS B ................................................................................            N/A             N/A
     CLASS C ................................................................................            N/A             N/A
     ADMINISTRATOR CLASS ....................................................................     (1,711,776)     (2,190,276)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS A ................................................................................            N/A             N/A
     CLASS B ................................................................................            N/A             N/A
     CLASS C ................................................................................            N/A             N/A
     ADMINISTRATOR CLASS ....................................................................       (651,076)       (381,315)
                                                                                               -------------   -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .........................................................     (2,362,852)     (2,571,591)
                                                                                               -------------   -------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ......................................................            N/A             N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ..................................................            N/A             N/A
   COST OF SHARES REDEEMED - CLASS A ........................................................            N/A             N/A
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS A ...            N/A             N/A
                                                                                               -------------   -------------
   PROCEEDS FROM SHARES SOLD - CLASS B ......................................................            N/A             N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ..................................................            N/A             N/A
   COST OF SHARES REDEEMED - CLASS B ........................................................            N/A             N/A
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS B ...            N/A             N/A
                                                                                               -------------   -------------
   PROCEEDS FROM SHARES SOLD - CLASS C ......................................................            N/A             N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS C. .................................................            N/A             N/A
   COST OF SHARES REDEEMED - CLASS C ........................................................            N/A             N/A
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS C ...            N/A             N/A
                                                                                               -------------   -------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS ..........................................        603,275         853,170
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ......................................         79,153          76,372
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS ............................................     (5,091,618)    (17,112,322)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ......................................................................     (4,409,190)    (16,182,780)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .............     (4,409,190)    (16,182,780)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS .......................................................     (4,289,942)    (18,507,310)
                                                                                               -------------   -------------
ENDING NET ASSETS ...........................................................................  $  41,962,876   $  46,252,818
                                                                                               -------------   -------------
SHARES ISSUED AND REDEEMED:
   SHARES REDEEMED - CLASS A ................................................................            N/A             N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A .................................            N/A             N/A
   SHARES REDEEMED - CLASS A ................................................................            N/A             N/A
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A .....................................            N/A             N/A
                                                                                               -------------   -------------
   SHARES SOLD - CLASS B ....................................................................            N/A             N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B .................................            N/A             N/A
   SHARES REDEEMED - CLASS B ................................................................            N/A             N/A
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B .....................................            N/A             N/A
                                                                                               -------------   -------------
   SHARES SOLD - CLASS C ....................................................................            N/A             N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .................................            N/A             N/A
   SHARES REDEEMED - CLASS C ................................................................            N/A             N/A
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .....................................            N/A             N/A
                                                                                               -------------   -------------
   SHARES SOLD - ADMINISTRATOR CLASS ........................................................         60,067          83,620
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS .....................            867           7,470
   SHARES REDEEMED - ADMINISTRATOR CLASS ....................................................       (504,496)     (1,676,883)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .........................       (436,562)     (1,585,793)
                                                                                               -------------   -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS .....       (436,562)     (1,585,793)

                                                                                               -------------   -------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ................................  $      10,547   $       2,848
                                                                                               -------------   -------------

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      NET REALIZED
                                             BEGINNING         NET             AND  DISTRIBUTIONS
                                             NET ASSET  INVESTMENT      UNREALIZED       FROM NET
                                             VALUE PER      INCOME  GAIN (LOSS) ON     INVESTMENT
                                                 SHARE      (LOSS)     INVESTMENTS         INCOME
-------------------------------------------------------------------------------------------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND
-------------------------------------------------------------------------------------------------

CLASS A
JULY 1, 2004 TO JUNE 30, 2005 ..........      $  10.46        0.28           0.15          (0.27)
JULY 1, 2003 TO JUNE 30, 2004 ..........      $  10.74        0.23          (0.22)         (0.23)
JULY 1, 2002 TO JUNE 30, 2003 ..........      $  10.50        0.25           0.24          (0.25)
JULY 1, 2001 TO JUNE 30, 2002 ..........      $  10.33        0.31           0.20          (0.31)
JULY 1, 2000 TO JUNE 30, 2001 ..........      $  10.14        0.41           0.19          (0.41)

CLASS C
JULY 1, 2004 TO JUNE 30, 2005 ..........      $  10.46        0.20           0.14          (0.19)
JULY 1, 2003 TO JUNE 30, 2004 ..........      $  10.74        0.15          (0.22)         (0.15)
AUGUST 30, 2002(3) TO JUNE 30, 2003 ....      $  10.63        0.13           0.11          (0.13)

ADMINISTRATOR CLASS
JULY 1, 2004 TO JUNE 30, 2005 ..........      $  10.29        0.31           0.15          (0.30)
JULY 1, 2003 TO JUNE 30, 2004 ..........      $  10.57        0.26          (0.22)         (0.26)
JULY 1, 2002 TO JUNE 30, 2003 ..........      $  10.34        0.27           0.23          (0.27)
JULY 1, 2001 TO JUNE 30, 2002 ..........      $  10.17        0.32           0.20          (0.32)
JULY 1, 2000 TO JUNE 30, 2001 ..........      $   9.98        0.42           0.19          (0.42)

CALIFORNIA TAX-FREE FUND
-------------------------------------------------------------------------------------------------

CLASS A
JULY 1, 2004 TO JUNE 30, 2005 ..........      $  11.01        0.49           0.56          (0.49)
JULY 1, 2003 TO JUNE 30, 2004 ..........      $  11.57        0.50          (0.46)         (0.50)
JULY 1, 2002 TO JUNE 30, 2003 ..........      $  11.29        0.51           0.33          (0.53)
JULY 1, 2001 TO JUNE 30, 2002 ..........      $  11.24        0.55           0.10          (0.54)
JULY 1, 2000 TO JUNE 30, 2001 ..........      $  10.77        0.54           0.47          (0.54)

CLASS B
JULY 1, 2004 TO JUNE 30, 2005 ..........      $  11.22        0.40           0.58          (0.40)
JULY 1, 2003 TO JUNE 30, 2004 ..........      $  11.79        0.41          (0.46)         (0.41)
JULY 1, 2002 TO JUNE 30, 2003 ..........      $  11.51        0.42           0.33          (0.44)
JULY 1, 2001 TO JUNE 30, 2002 ..........      $  11.46        0.48           0.09          (0.46)
JULY 1, 2000 TO JUNE 30, 2001 ..........      $  10.97        0.46           0.49          (0.46)

CLASS C
JULY 1, 2004 TO JUNE 30, 2005 ..........      $  11.22        0.40           0.58          (0.40)
JULY 1, 2003 TO JUNE 30, 2004 ..........      $  11.79        0.41          (0.46)         (0.41)
JULY 1, 2002 TO JUNE 30, 2003 ..........      $  11.51        0.43           0.32          (0.44)
JULY 1, 2001 TO JUNE 30, 2002 ..........      $  11.46        0.47           0.10          (0.46)
JULY 1, 2000 TO JUNE 30, 2001 ..........      $  10.97        0.46           0.49          (0.46)

ADMINISTRATOR CLASS
JULY 1, 2004 TO JUNE 30, 2005 ..........      $  11.03        0.52           0.57          (0.52)
JULY 1, 2003 TO JUNE 30, 2004 ..........      $  11.59        0.53          (0.46)         (0.53)
JULY 1, 2002 TO JUNE 30, 2003 ..........      $  11.32        0.53           0.32          (0.55)
JULY 1, 2001 TO JUNE 30, 2002 ..........      $  11.27        0.57           0.10          (0.56)
JULY 1, 2000 TO JUNE 30, 2001 ..........      $  10.79        0.56           0.48          (0.56)

COLORADO TAX-FREE FUND
-------------------------------------------------------------------------------------------------

CLASS A
JULY 1, 2004 TO JUNE 30, 2005 ..........      $  10.64        0.46           0.30          (0.46)
JULY 1, 2003 TO JUNE 30, 2004 ..........      $  11.01        0.47          (0.37)         (0.47)
JULY 1, 2002 TO JUNE 30, 2003 ..........      $  10.61        0.50           0.40          (0.50)
JULY 1, 2001 TO JUNE 30, 2002 ..........      $  10.39        0.53           0.22          (0.53)
JULY 1, 2000 TO JUNE 30, 2001 ..........      $   9.83        0.55           0.56          (0.55)

                                             DISTRIBUTIONS     ENDING        RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                  FROM NET  NET ASSET       --------------------------------------------
                                                  REALIZED  VALUE PER       NET INVESTMENT     GROSS  EXPENSES       NET
                                                     GAINS      SHARE        INCOME (LOSS)  EXPENSES    WAIVED  EXPENSES
------------------------------------------------------------------------------------------------------------------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------

CLASS A
JULY 1, 2004 TO JUNE 30, 2005 ..........            (0.02)   $  10.60                2.63%     1.08%   (0.23)%     0.85%
JULY 1, 2003 TO JUNE 30, 2004 ..........            (0.06)   $  10.46                2.13%     1.05%   (0.20)%     0.85%
JULY 1, 2002 TO JUNE 30, 2003 ..........             0.00    $  10.74                2.35%     0.99%   (0.18)%     0.81%
JULY 1, 2001 TO JUNE 30, 2002 ..........            (0.03)   $  10.50                2.97%     1.24%   (0.49)%     0.75%
JULY 1, 2000 TO JUNE 30, 2001 ..........             0.00    $  10.33                3.90%     1.12%   (0.37)%     0.75%

CLASS C
JULY 1, 2004 TO JUNE 30, 2005 ..........            (0.02)   $  10.59                1.88%     1.83%   (0.23)%     1.60%
JULY 1, 2003 TO JUNE 30, 2004 ..........            (0.06)   $  10.46                1.41%     1.80%   (0.20)%     1.60%
AUGUST 30, 2002(3) TO JUNE 30, 2003 ....             0.00    $  10.74                1.39%     1.79%   (0.19)%     1.60%

ADMINISTRATOR CLASS
JULY 1, 2004 TO JUNE 30, 2005 ..........            (0.02)   $  10.43                2.93%     0.79%   (0.19)%     0.60%
JULY 1, 2003 TO JUNE 30, 2004 ..........            (0.06)   $  10.29                2.40%     0.73%   (0.13)%     0.60%
JULY 1, 2002 TO JUNE 30, 2003 ..........             0.00    $  10.57                2.49%     0.72%   (0.12)%     0.60%
JULY 1, 2001 TO JUNE 30, 2002 ..........            (0.03)   $  10.34                3.12%     0.85%   (0.25)%     0.60%
JULY 1, 2000 TO JUNE 30, 2001 ..........             0.00    $  10.17                4.12%     0.76%   (0.16)%     0.60%

CALIFORNIA TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------

CLASS A
JULY 1, 2004 TO JUNE 30, 2005 ..........            (0.06)   $  11.51                4.36%     1.05%   (0.25)%     0.80%
JULY 1, 2003 TO JUNE 30, 2004 ..........            (0.10)   $  11.01                4.46%     1.03%   (0.23)%     0.80%
JULY 1, 2002 TO JUNE 30, 2003 ..........            (0.03)   $  11.57                4.60%     0.95%   (0.16)%     0.79%
JULY 1, 2001 TO JUNE 30, 2002 ..........            (0.06)   $  11.29                4.86%     0.90%   (0.13)%     0.77%
JULY 1, 2000 TO JUNE 30, 2001 ..........             0.00    $  11.24                4.82%     0.90%   (0.13)%     0.77%

CLASS B
JULY 1, 2004 TO JUNE 30, 2005 ..........            (0.06)   $  11.74                3.52%     1.79%   (0.24)%     1.55%
JULY 1, 2003 TO JUNE 30, 2004 ..........            (0.11)   $  11.22                3.60%     1.77%   (0.22)%     1.55%
JULY 1, 2002 TO JUNE 30, 2003 ..........            (0.03)   $  11.79                3.81%     1.71%   (0.17)%     1.54%
JULY 1, 2001 TO JUNE 30, 2002 ..........            (0.06)   $  11.51                3.95%     1.66%   (0.14)%     1.52%
JULY 1, 2000 TO JUNE 30, 2001 ..........             0.00    $  11.46                4.06%     1.63%   (0.12)%     1.51%

CLASS C
JULY 1, 2004 TO JUNE 30, 2005 ..........            (0.06)   $  11.74                3.52%     1.79%   (0.24)%     1.55%
JULY 1, 2003 TO JUNE 30, 2004 ..........            (0.11)   $  11.22                3.60%     1.77%   (0.22)%     1.55%
JULY 1, 2002 TO JUNE 30, 2003 ..........            (0.03)   $  11.79                3.80%     1.68%   (0.14)%     1.54%
JULY 1, 2001 TO JUNE 30, 2002 ..........            (0.06)   $  11.51                3.94%     1.64%   (0.12)%     1.52%
JULY 1, 2000 TO JUNE 30, 2001 ..........             0.00    $  11.46                4.04%     1.62%   (0.10)%     1.52%

ADMINISTRATOR CLASS
JULY 1, 2004 TO JUNE 30, 2005 ..........            (0.06)   $  11.54                4.60%     0.75%   (0.20)%     0.55%
JULY 1, 2003 TO JUNE 30, 2004 ..........            (0.10)   $  11.03                4.69%     0.70%   (0.15)%     0.55%
JULY 1, 2002 TO JUNE 30, 2003 ..........            (0.03)   $  11.59                4.82%     0.65%   (0.08)%     0.57%
JULY 1, 2001 TO JUNE 30, 2002 ..........            (0.06)   $  11.32                4.88%     0.62%   (0.02)%     0.60%
JULY 1, 2000 TO JUNE 30, 2001 ..........             0.00    $  11.27                4.99%     0.60%    0.00%      0.60%

COLORADO TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------

CLASS A
JULY 1, 2004 TO JUNE 30, 2005 ..........             0.00    $  10.94                4.24%     1.07%   (0.22)%     0.85%
JULY 1, 2003 TO JUNE 30, 2004 ..........             0.00    $  10.64                4.37%     1.06%   (0.21)%     0.85%
JULY 1, 2002 TO JUNE 30, 2003 ..........             0.00    $  11.01                4.60%     0.99%   (0.22)%     0.77%
JULY 1, 2001 TO JUNE 30, 2002 ..........             0.00    $  10.61                5.01%     0.96%   (0.36)%     0.60%
JULY 1, 2000 TO JUNE 30, 2001 ..........             0.00    $  10.39                5.36%     0.96%   (0.36)%     0.60%

                                                        PORTFOLIO  NET ASSETS AT
                                                 TOTAL   TURNOVER  END OF PERIOD
                                             RETURN(2)    RATE(5 (000'S OMITTED)
--------------------------------------------------------------------------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND
--------------------------------------------------------------------------------

CLASS A
JULY 1, 2004 TO JUNE 30, 2005 ..........        4.20%        111%      $ 52,029
JULY 1, 2003 TO JUNE 30, 2004 ..........        0.11%         48%      $ 63,231
JULY 1, 2002 TO JUNE 30, 2003 ..........        4.74%         64%      $ 99,568
JULY 1, 2001 TO JUNE 30, 2002 ..........        5.00%         34%      $ 70,142
JULY 1, 2000 TO JUNE 30, 2001 ..........        6.01%         49%      $ 46,157

CLASS C
JULY 1, 2004 TO JUNE 30, 2005 ..........        3.33%        111%      $ 10,273
JULY 1, 2003 TO JUNE 30, 2004 ..........       (0.64)%        48%      $ 11,523
AUGUST 30, 2002(3) TO JUNE 30, 2003 ....        2.26%         64%      $ 11,301

ADMINISTRATOR CLASS
JULY 1, 2004 TO JUNE 30, 2005 ..........        4.54%        111%      $ 17,707
JULY 1, 2003 TO JUNE 30, 2004 ..........        0.36%         48%      $ 15,425
JULY 1, 2002 TO JUNE 30, 2003 ..........        4.93%         64%      $ 39,338
JULY 1, 2001 TO JUNE 30, 2002 ..........        5.19%         34%      $ 12,224
JULY 1, 2000 TO JUNE 30, 2001 ..........        6.20%         49%      $  4,937

CALIFORNIA TAX-FREE FUND
--------------------------------------------------------------------------------

CLASS A
JULY 1, 2004 TO JUNE 30, 2005 ..........        9.72%         30%      $371,633
JULY 1, 2003 TO JUNE 30, 2004 ..........        0.41%         41%      $357,779
JULY 1, 2002 TO JUNE 30, 2003 ..........        7.77%         34%      $398,186
JULY 1, 2001 TO JUNE 30, 2002 ..........        5.67%         31%      $386,927
JULY 1, 2000 TO JUNE 30, 2001 ..........        9.53%         52%      $379,359

CLASS B
JULY 1, 2004 TO JUNE 30, 2005 ..........        8.90%         30%      $ 66,182
JULY 1, 2003 TO JUNE 30, 2004 ..........       (0.43)%        41%      $ 91,719
JULY 1, 2002 TO JUNE 30, 2003 ..........        6.87%         34%      $140,419
JULY 1, 2001 TO JUNE 30, 2002 ..........        4.88%         31%      $146,487
JULY 1, 2000 TO JUNE 30, 2001 ..........        8.81%         52%      $137,484

CLASS C
JULY 1, 2004 TO JUNE 30, 2005 ..........        8.89%         30%      $ 31,904
JULY 1, 2003 TO JUNE 30, 2004 ..........       (0.43)%        41%      $ 34,089
JULY 1, 2002 TO JUNE 30, 2003 ..........        6.87%         34%      $ 46,666
JULY 1, 2001 TO JUNE 30, 2002 ..........        4.87%         31%      $ 46,013
JULY 1, 2000 TO JUNE 30, 2001 ..........        8.81%         52%      $ 29,468

ADMINISTRATOR CLASS
JULY 1, 2004 TO JUNE 30, 2005 ..........       10.07%         30%      $ 41,926
JULY 1, 2003 TO JUNE 30, 2004 ..........        0.66%         41%      $ 36,408
JULY 1, 2002 TO JUNE 30, 2003 ..........        7.90%         34%      $ 38,681
JULY 1, 2001 TO JUNE 30, 2002 ..........        5.85%         31%      $ 42,913
JULY 1, 2000 TO JUNE 30, 2001 ..........        9.80%         52%      $ 47,211

COLORADO TAX-FREE FUND
--------------------------------------------------------------------------------

CLASS A
JULY 1, 2004 TO JUNE 30, 2005 ..........        7.24%         33%      $ 50,410
JULY 1, 2003 TO JUNE 30, 2004 ..........        0.93%         31%      $ 51,120
JULY 1, 2002 TO JUNE 30, 2003 ..........        8.62%         37%      $ 59,877
JULY 1, 2001 TO JUNE 30, 2002 ..........        7.34%         28%      $ 58,152
JULY 1, 2000 TO JUNE 30, 2001 ..........       11.54%         37%      $ 48,274

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      NET REALIZED
                                             BEGINNING         NET             AND  DISTRIBUTIONS
                                             NET ASSET  INVESTMENT      UNREALIZED       FROM NET
                                             VALUE PER      INCOME  GAIN (LOSS) ON     INVESTMENT
                                                 SHARE      (LOSS)     INVESTMENTS         INCOME
-------------------------------------------------------------------------------------------------
COLORADO TAX-FREE FUND (CONTINUED)

CLASS B
JULY 1, 2004 TO JUNE 30, 2005 ..........      $  10.65        0.38           0.30          (0.38)
JULY 1, 2003 TO JUNE 30, 2004 ..........      $  11.02        0.39          (0.37)         (0.39)
JULY 1, 2002 TO JUNE 30, 2003 ..........      $  10.63        0.42           0.39          (0.42)
JULY 1, 2001 TO JUNE 30, 2002 ..........      $  10.41        0.45           0.22          (0.45)
JULY 1, 2000 TO JUNE 30, 2001 ..........      $   9.85        0.48           0.56          (0.48)

ADMINISTRATOR CLASS
JULY 1, 2004 TO JUNE 30, 2005 ..........      $  10.64        0.49           0.30          (0.49)
JULY 1, 2003 TO JUNE 30, 2004 ..........      $  11.01        0.50          (0.37)         (0.50)
JULY 1, 2002 TO JUNE 30, 2003 ..........      $  10.62        0.52           0.39          (0.52)
JULY 1, 2001 TO JUNE 30, 2002 ..........      $  10.40        0.53           0.22          (0.53)
JULY 1, 2000 TO JUNE 30, 2001 ..........      $   9.84        0.55           0.56          (0.55)

MINNESOTA TAX-FREE FUND
-------------------------------------------------------------------------------------------------

CLASS A
JULY 1, 2004 TO JUNE 30, 2005 ..........      $  10.89        0.45           0.30          (0.44)
JULY 1, 2003 TO JUNE 30, 2004 ..........      $  11.27        0.46          (0.39)         (0.45)
JULY 1, 2002 TO JUNE 30, 2003 ..........      $  10.84        0.47           0.43          (0.47)
JULY 1, 2001 TO JUNE 30, 2002 ..........      $  10.67        0.52           0.17          (0.52)
JULY 1, 2000 TO JUNE 30, 2001 ..........      $  10.18        0.54           0.49          (0.54)

CLASS B
JULY 1, 2004 TO JUNE 30, 2005 ..........      $  10.89        0.38           0.29          (0.36)
JULY 1, 2003 TO JUNE 30, 2004 ..........      $  11.27        0.37          (0.39)         (0.36)
JULY 1, 2002 TO JUNE 30, 2003 ..........      $  10.84        0.39           0.43          (0.39)
JULY 1, 2001 TO JUNE 30, 2002 ..........      $  10.67        0.44           0.17          (0.44)
JULY 1, 2000 TO JUNE 30, 2001 ..........      $  10.18        0.46           0.49          (0.46)

CLASS C
APRIL 8, 2005(3) TO JUNE 30, 2005 ......      $  10.97        0.08           0.18          (0.08)

CLASS Z
APRIL 8, 2005(3) TO JUNE 30, 2005 ......      $  10.97        0.10           0.18          (0.10)

ADMINISTRATOR CLASS
JULY 1, 2004 TO JUNE 30, 2005 ..........      $  10.89        0.48           0.29          (0.47)
JULY 1, 2003 TO JUNE 30, 2004 ..........      $  11.27        0.49          (0.39)         (0.48)
JULY 1, 2002 TO JUNE 30, 2003 ..........      $  10.84        0.49           0.43          (0.49)
JULY 1, 2001 TO JUNE 30, 2002 ..........      $  10.67        0.52           0.17          (0.52)
JULY 1, 2000 TO JUNE 30, 2001 ..........      $  10.18        0.54           0.49          (0.54)

NATIONAL LIMITED TERM TAX-FREE FUND
-------------------------------------------------------------------------------------------------

CLASS A
JULY 1, 2004 TO JUNE 30, 2005 ..........      $  10.81        0.28          (0.00)         (0.28)
JANUARY 30, 2004(3) TO JUNE 30, 2004 ...      $  11.03        0.10          (0.22)         (0.10)

CLASS B
JULY 1, 2004 TO JUNE 30, 2005 ..........      $  10.80        0.20          (0.00)         (0.20)
JANUARY 30, 2004(3) TO JUNE 30, 2004 ...      $  11.03        0.07          (0.23)         (0.07)

CLASS C
JULY 1, 2004 TO JUNE 30, 2005 ..........      $  10.79        0.20           0.01          (0.20)
JANUARY 30, 2004(3) TO JUNE 30, 2004 ...      $  11.03        0.06          (0.24)         (0.06)

                                             DISTRIBUTIONS     ENDING   RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                  FROM NET  NET ASSET  --------------------------------------------
                                                  REALIZED  VALUE PER  NET INVESTMENT     GROSS  EXPENSES       NET
                                                     GAINS      SHARE   INCOME (LOSS)  EXPENSES    WAIVED  EXPENSES
-------------------------------------------------------------------------------------------------------------------
COLORADO TAX-FREE FUND (CONTINUED)

CLASS B
JULY 1, 2004 TO JUNE 30, 2005 ..........             0.00    $  10.95           3.49%     1.82%   (0.22)%     1.60%
JULY 1, 2003 TO JUNE 30, 2004 ..........             0.00    $  10.65           3.62%     1.81%   (0.21)%     1.60%
JULY 1, 2002 TO JUNE 30, 2003 ..........             0.00    $  11.02           3.83%     1.76%   (0.24)%     1.52%
JULY 1, 2001 TO JUNE 30, 2002 ..........             0.00    $  10.63           4.25%     1.77%   (0.42)%     1.35%
JULY 1, 2000 TO JUNE 30, 2001 ..........             0.00    $  10.41           4.58%     1.77%   (0.42)%     1.35%

ADMINISTRATOR CLASS
JULY 1, 2004 TO JUNE 30, 2005 ..........             0.00    $  10.94           4.49%     0.77%   (0.17)%     0.60%
JULY 1, 2003 TO JUNE 30, 2004 ..........             0.00    $  10.64           4.62%     0.73%   (0.13)%     0.60%
JULY 1, 2002 TO JUNE 30, 2003 ..........             0.00    $  11.01           4.76%     0.71%   (0.11)%     0.60%
JULY 1, 2001 TO JUNE 30, 2002 ..........             0.00    $  10.62           5.01%     0.70%   (0.10)%     0.60%
JULY 1, 2000 TO JUNE 30, 2001 ..........             0.00    $  10.40           5.38%     0.67%   (0.07)%     0.60%

MINNESOTA TAX-FREE FUND
-------------------------------------------------------------------------------------------------------------------

CLASS A
JULY 1, 2004 TO JUNE 30, 2005 ..........            (0.05)   $  11.15           4.06%     1.06%   (0.21)%     0.85%
JULY 1, 2003 TO JUNE 30, 2004 ..........             0.00    $  10.89           4.11%     1.04%   (0.19)%     0.85%
JULY 1, 2002 TO JUNE 30, 2003 ..........             0.00    $  11.27           4.27%     0.98%   (0.21)%     0.77%
JULY 1, 2001 TO JUNE 30, 2002 ..........             0.00    $  10.84           4.81%     1.03%   (0.43)%     0.60%
JULY 1, 2000 TO JUNE 30, 2001 ..........             0.00    $  10.67           5.11%     1.10%   (0.50)%     0.60%

CLASS B
JULY 1, 2004 TO JUNE 30, 2005 ..........            (0.05)   $  11.15           3.31%     1.81%   (0.21)%     1.60%
JULY 1, 2003 TO JUNE 30, 2004 ..........             0.00    $  10.89           3.36%     1.79%   (0.19)%     1.60%
JULY 1, 2002 TO JUNE 30, 2003 ..........             0.00    $  11.27           3.51%     1.71%   (0.19)%     1.52%
JULY 1, 2001 TO JUNE 30, 2002 ..........             0.00    $  10.84           4.05%     1.75%   (0.40)%     1.35%
JULY 1, 2000 TO JUNE 30, 2001 ..........             0.00    $  10.67           4.36%     1.81%   (0.46)%     1.35%

CLASS C
APRIL 8, 2005(3) TO JUNE 30, 2005 ......             0.00    $  11.15           3.36%     1.82%   (0.22)%     1.60%

CLASS Z
APRIL 8, 2005(3) TO JUNE 30, 2005 ......             0.00    $  11.15           4.17%     1.24%   (0.46)%     0.78%

ADMINISTRATOR CLASS
JULY 1, 2004 TO JUNE 30, 2005 ..........            (0.05)   $  11.14           4.31%     0.76%   (0.16)%     0.60%
JULY 1, 2003 TO JUNE 30, 2004 ..........             0.00    $  10.89           4.35%     0.71%   (0.11)%     0.60%
JULY 1, 2002 TO JUNE 30, 2003 ..........             0.00    $  11.27           4.43%     0.65%   (0.05)%     0.60%
JULY 1, 2001 TO JUNE 30, 2002 ..........             0.00    $  10.84           4.78%     0.65%   (0.05)%     0.60%
JULY 1, 2000 TO JUNE 30, 2001 ..........             0.00    $  10.67           5.11%     0.73%   (0.13)%     0.60%

NATIONAL LIMITED TERM TAX-FREE FUND
-------------------------------------------------------------------------------------------------------------------

CLASS A
JULY 1, 2004 TO JUNE 30, 2005 ..........             0.00    $  10.81           2.61%     1.14%   (0.29)%     0.85%
JANUARY 30, 2004(3) TO JUNE 30, 2004 ...             0.00    $  10.81           2.15%     1.05%   (0.20)%     0.85%

CLASS B
JULY 1, 2004 TO JUNE 30, 2005 ..........             0.00    $  10.80           1.85%     1.88%   (0.28)%     1.60%
JANUARY 30, 2004(3) TO JUNE 30, 2004 ...             0.00    $  10.80           1.52%     1.82%   (0.22)%     1.60%

CLASS C
JULY 1, 2004 TO JUNE 30, 2005 ..........             0.00    $  10.80           1.89%     1.89%   (0.29)%     1.60%
JANUARY 30, 2004(3) TO JUNE 30, 2004 ...             0.00    $  10.79           1.36%     1.79%   (0.19)%     1.60%

                                                       PORTFOLIO     NET ASSET AT
                                                TOTAL   TURNOVER    END OF PERIOD
                                            RETURN(2)    RATE(5)  (000'S OMITTED)
---------------------------------------------------------------------------------
COLORADO TAX-FREE FUND (CONTINUED)

CLASS B
JULY 1, 2004 TO JUNE 30, 2005 ..........       6.43%         33%         $  9,095
JULY 1, 2003 TO JUNE 30, 2004 ..........       0.17%         31%         $ 10,672
JULY 1, 2002 TO JUNE 30, 2003 ..........       7.70%         37%         $ 14,368
JULY 1, 2001 TO JUNE 30, 2002 ..........       6.53%         28%         $ 12,540
JULY 1, 2000 TO JUNE 30, 2001 ..........      10.69%         37%         $ 10,177

ADMINISTRATOR CLASS
JULY 1, 2004 TO JUNE 30, 2005 ..........       7.50%         33%         $ 36,304
JULY 1, 2003 TO JUNE 30, 2004 ..........       1.18%         31%         $ 41,196
JULY 1, 2002 TO JUNE 30, 2003 ..........       8.70%         37%         $ 51,730
JULY 1, 2001 TO JUNE 30, 2002 ..........       7.33%         28%         $ 50,630
JULY 1, 2000 TO JUNE 30, 2001 ..........      11.54%         37%         $ 47,538

MINNESOTA TAX-FREE FUND
---------------------------------------------------------------------------------

CLASS A
JULY 1, 2004 TO JUNE 30, 2005 ..........       7.06%         18%         $ 37,829
JULY 1, 2003 TO JUNE 30, 2004 ..........       0.61%         12%         $ 37,468
JULY 1, 2002 TO JUNE 30, 2003 ..........       8.49%         23%         $ 41,485
JULY 1, 2001 TO JUNE 30, 2002 ..........       6.58%         28%         $ 40,585
JULY 1, 2000 TO JUNE 30, 2001 ..........      10.32%         18%         $ 34,424

CLASS B
JULY 1, 2004 TO JUNE 30, 2005 ..........       6.27%         18%         $ 10,987
JULY 1, 2003 TO JUNE 30, 2004 ..........      (0.14)%        12%         $ 15,059
JULY 1, 2002 TO JUNE 30, 2003 ..........       7.68%         23%         $ 22,012
JULY 1, 2001 TO JUNE 30, 2002 ..........       5.79%         28%         $ 20,310
JULY 1, 2000 TO JUNE 30, 2001 ..........       9.50%         18%         $ 19,491

CLASS C
APRIL 8, 2005(3) TO JUNE 30, 2005 ......       2.38%         18%         $    389

CLASS Z
APRIL 8, 2005(3) TO JUNE 30, 2005 ......       2.57%         18%         $  4,511

ADMINISTRATOR CLASS
JULY 1, 2004 TO JUNE 30, 2005 ..........       7.23%         18%         $128,854
JULY 1, 2003 TO JUNE 30, 2004 ..........       0.86%         12%         $143,410
JULY 1, 2002 TO JUNE 30, 2003 ..........       8.67%         23%         $185,450
JULY 1, 2001 TO JUNE 30, 2002 ..........       6.58%         28%         $193,327
JULY 1, 2000 TO JUNE 30, 2001 ..........      10.32%         18%         $ 24,860

NATIONAL LIMITED TERM TAX-FREE FUND
---------------------------------------------------------------------------------

CLASS A
JULY 1, 2004 TO JUNE 30, 2005 ..........       2.61%         26%         $  3,978
JANUARY 30, 2004(3) TO JUNE 30, 2004 ...      (1.20)%        24%         $  1,147

CLASS B
JULY 1, 2004 TO JUNE 30, 2005 ..........       1.85%         26%         $    759
JANUARY 30, 2004(3) TO JUNE 30, 2004 ...      (1.57)%        24%         $    628

CLASS C
JULY 1, 2004 TO JUNE 30, 2005 ..........       1.95%         26%         $    960
JANUARY 30, 2004(3) TO JUNE 30, 2004 ...      (1.69)%        24%         $    163

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                 NET REALIZED
                                                     BEGINNING          NET               AND   DISTRIBUTIONS
                                                     NET ASSET   INVESTMENT        UNREALIZED        FROM NET
                                                     VALUE PER       INCOME    GAIN (LOSS) ON      INVESTMENT
                                                         SHARE       (LOSS)       INVESTMENTS          INCOME
-------------------------------------------------------------------------------------------------------------
NATIONAL LIMITED TERM TAX-FREE FUND (CONTINUED)

ADMINISTRATOR CLASS
JULY 1, 2004 TO JUNE 30, 2005 .................        $ 10.81         0.31              0.00           (0.31)
JULY 1, 2003 TO JUNE 30, 2004 .................        $ 11.09         0.29             (0.28)          (0.29)
JULY 1, 2002 TO JUNE 30, 2003 .................        $ 10.73         0.37              0.36           (0.37)
JULY 1, 2001 TO JUNE 30, 2002 .................        $ 10.52         0.43              0.21           (0.43)
JULY 1, 2000 TO JUNE 30, 2001 .................        $ 10.19         0.46              0.33           (0.46)

NATIONAL TAX-FREE FUND
-------------------------------------------------------------------------------------------------------------

CLASS A
JULY 1, 2004 TO JUNE 30, 2005 .................        $ 10.16         0.45              0.45           (0.45)
JULY 1, 2003 TO JUNE 30, 2004 .................        $ 10.53         0.45             (0.37)          (0.45)
JULY 1, 2002 TO JUNE 30, 2003 .................        $ 10.29         0.50              0.23           (0.49)
JULY 1, 2001 TO JUNE 30, 2002 .................        $ 10.21         0.52              0.08           (0.52)
JULY 1, 2000 TO JUNE 30, 2001 .................        $  9.72         0.54              0.49           (0.54)

CLASS B
JULY 1, 2004 TO JUNE 30, 2005 .................        $ 10.16         0.39              0.44           (0.38)
JULY 1, 2003 TO JUNE 30, 2004 .................        $ 10.53         0.38             (0.38)          (0.37)
JULY 1, 2002 TO JUNE 30, 2003 .................        $ 10.29         0.42              0.23           (0.41)
JULY 1, 2001 TO JUNE 30, 2002 .................        $ 10.21         0.45              0.08           (0.45)
JULY 1, 2000 TO JUNE 30, 2001 .................        $  9.72         0.46              0.49           (0.46)

CLASS C
JULY 1, 2004 TO JUNE 30, 2005 .................        $ 10.16         0.39              0.44           (0.38)
JULY 1, 2003 TO JUNE 30, 2004 .................        $ 10.53         0.38             (0.38)          (0.37)
JULY 1, 2002 TO JUNE 30, 2003 .................        $ 10.29         0.42              0.23           (0.41)
JULY 1, 2001 TO JUNE 30, 2002 .................        $ 10.21         0.45              0.08           (0.45)
JULY 1, 2000 TO JUNE 30, 2001 .................        $  9.73         0.46              0.48           (0.46)

ADMINISTRATOR CLASS
JULY 1, 2004 TO JUNE 30, 2005 .................        $ 10.16         0.48              0.45           (0.48)
JULY 1, 2003 TO JUNE 30, 2004 .................        $ 10.53         0.47             (0.36)          (0.48)
JULY 1, 2002 TO JUNE 30, 2003 .................        $ 10.30         0.52              0.22           (0.51)
JULY 1, 2001 TO JUNE 30, 2002 .................        $ 10.22         0.55              0.08           (0.55)
JULY 1, 2000 TO JUNE 30, 2001 .................        $  9.73         0.56              0.49           (0.56)

NEBRASKA TAX-FREE FUND
-------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
JULY 1, 2004 TO JUNE 30, 2005 .................        $ 10.02         0.39              0.17           (0.39)
JULY 1, 2003 TO JUNE 30, 2004 .................        $ 10.44         0.39             (0.35)          (0.39)
JULY 1, 2002 TO JUNE 30, 2003 .................        $ 10.16         0.42              0.37           (0.42)
JULY 1, 2001 TO JUNE 30, 2002 .................        $ 10.06         0.43              0.13           (0.43)
SEPTEMBER 1, 2000 TO JUNE 30, 2001(4) .........        $  9.85         0.36              0.21           (0.36)
SEPTEMBER 1, 1999 TO AUGUST 31, 2000 ..........        $  9.76         0.42              0.09           (0.42)

FINANCIAL HIGHLIGHTS                WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

                                                     DISTRIBUTIONS      ENDING      RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                          FROM NET   NET ASSET   ------------------------------------------------
                                                          REALIZED   VALUE PER   NET INVESTMENT      GROSS   EXPENSES         NET
                                                             GAINS       SHARE    INCOME (LOSS)   EXPENSES     WAIVED    EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
NATIONAL LIMITED TERM TAX-FREE FUND (CONTINUED)

ADMINISTRATOR CLASS
JULY 1, 2004 TO JUNE 30, 2005 .................               0.00     $ 10.81             2.82%      0.83%     (0.23)%      0.60%
JULY 1, 2003 TO JUNE 30, 2004 .................               0.00     $ 10.81             2.60%      0.71%     (0.11)%      0.60%
JULY 1, 2002 TO JUNE 30, 2003 .................               0.00     $ 11.09             3.29%      0.71%     (0.11)%      0.60%
JULY 1, 2001 TO JUNE 30, 2002 .................               0.00     $ 10.73             3.98%      0.76%     (0.16)%      0.60%
JULY 1, 2000 TO JUNE 30, 2001 .................               0.00     $ 10.52             4.39%      0.71%     (0.11)%      0.60%

NATIONAL TAX-FREE FUND
----------------------------------------------------------------------------------------------------------------------------------

CLASS A
JULY 1, 2004 TO JUNE 30, 2005 .................               0.00     $ 10.61             4.38%      1.04%     (0.19)%      0.85%
JULY 1, 2003 TO JUNE 30, 2004 .................               0.00     $ 10.16             4.35%      1.03%     (0.18)%      0.85%
JULY 1, 2002 TO JUNE 30, 2003 .................               0.00     $ 10.53             4.74%      0.95%     (0.12)%      0.83%
JULY 1, 2001 TO JUNE 30, 2002 .................               0.00     $ 10.29             5.09%      0.93%     (0.13)%      0.80%
JULY 1, 2000 TO JUNE 30, 2001 .................               0.00     $ 10.21             5.33%      0.96%     (0.16)%      0.80%

CLASS B
JULY 1, 2004 TO JUNE 30, 2005 .................               0.00     $ 10.61             3.62%      1.79%     (0.19)%      1.60%
JULY 1, 2003 TO JUNE 30, 2004 .................               0.00     $ 10.16             3.61%      1.78%     (0.18)%      1.60%
JULY 1, 2002 TO JUNE 30, 2003 .................               0.00     $ 10.53             3.98%      1.70%     (0.12)%      1.58%
JULY 1, 2001 TO JUNE 30, 2002 .................               0.00     $ 10.29             4.34%      1.69%     (0.14)%      1.55%
JULY 1, 2000 TO JUNE 30, 2001 .................               0.00     $ 10.21             4.56%      1.72%     (0.17)%      1.55%

CLASS C
JULY 1, 2004 TO JUNE 30, 2005 .................               0.00     $ 10.61             3.63%      1.79%     (0.19)%      1.60%
JULY 1, 2003 TO JUNE 30, 2004 .................               0.00     $ 10.16             3.62%      1.78%     (0.18)%      1.60%
JULY 1, 2002 TO JUNE 30, 2003 .................               0.00     $ 10.53             3.95%      1.71%     (0.13)%      1.58%
JULY 1, 2001 TO JUNE 30, 2002 .................               0.00     $ 10.29             4.32%      1.68%     (0.13)%      1.55%
JULY 1, 2000 TO JUNE 30, 2001 .................               0.00     $ 10.21             4.55%      1.73%     (0.18)%      1.55%

ADMINISTRATOR CLASS
JULY 1, 2004 TO JUNE 30, 2005 .................               0.00     $ 10.61             4.62%      0.74%     (0.14)%      0.60%
JULY 1, 2003 TO JUNE 30, 2004 .................               0.00     $ 10.16             4.60%      0.70%     (0.10)%      0.60%
JULY 1, 2002 TO JUNE 30, 2003 .................               0.00     $ 10.53             4.97%      0.67%     (0.07)%      0.60%
JULY 1, 2001 TO JUNE 30, 2002 .................               0.00     $ 10.30             5.30%      0.63%     (0.03)%      0.60%
JULY 1, 2000 TO JUNE 30, 2001 .................               0.00     $ 10.22             5.53%      0.61%     (0.01)%      0.60%

NEBRASKA TAX-FREE FUND
----------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
JULY 1, 2004 TO JUNE 30, 2005 .................              (0.15)    $ 10.04             3.88%      0.84%     (0.07)%      0.77%
JULY 1, 2003 TO JUNE 30, 2004 .................              (0.07)    $ 10.02             3.83%      0.87%     (0.04)%      0.83%
JULY 1, 2002 TO JUNE 30, 2003 .................              (0.09)    $ 10.44             4.06%      0.87%     (0.05)%      0.82%
JULY 1, 2001 TO JUNE 30, 2002 .................              (0.03)    $ 10.16             4.27%      0.89%     (0.06)%      0.83%
SEPTEMBER 1, 2000 TO JUNE 30, 2001(4) .........               0.00     $ 10.06             4.40%      0.91%     (0.09)%      0.82%
SEPTEMBER 1, 1999 TO AUGUST 31, 2000 ..........               0.00     $  9.85             4.38%      0.88%      0.00%       0.88%

                                                                  PORTFOLIO    NET ASSETS AT
                                                         TOTAL     TURNOVER    END OF PERIOD
                                                     RETURN(2)      RATE(5)  (000'S OMITTED)
--------------------------------------------------------------------------------------------
NATIONAL LIMITED TERM TAX-FREE FUND (CONTINUED)

ADMINISTRATOR CLASS
JULY 1, 2004 TO JUNE 30, 2005 .................           2.87%          26%       $ 121,244
JULY 1, 2003 TO JUNE 30, 2004 .................           0.06%          24%       $ 170,340
JULY 1, 2002 TO JUNE 30, 2003 .................           6.86%          40%       $ 152,835
JULY 1, 2001 TO JUNE 30, 2002 .................           6.16%          45%       $  85,371
JULY 1, 2000 TO JUNE 30, 2001 .................           7.89%          57%       $  62,111

NATIONAL TAX-FREE FUND
---------------------------------------------------------------------------------------------

CLASS A
JULY 1, 2004 TO JUNE 30, 2005 .................           9.06%          59%       $ 101,814
JULY 1, 2003 TO JUNE 30, 2004 .................           0.76%          63%       $ 103,469
JULY 1, 2002 TO JUNE 30, 2003 .................           7.20%          37%       $ 113,616
JULY 1, 2001 TO JUNE 30, 2002 .................           5.92%          39%       $ 120,439
JULY 1, 2000 TO JUNE 30, 2001 .................          10.90%          27%       $  77,273

CLASS B
JULY 1, 2004 TO JUNE 30, 2005 .................           8.24%          59%       $  24,488
JULY 1, 2003 TO JUNE 30, 2004 .................           0.01%          63%       $  31,420
JULY 1, 2002 TO JUNE 30, 2003 .................           6.40%          37%       $  48,540
JULY 1, 2001 TO JUNE 30, 2002 .................           5.13%          39%       $  51,754
JULY 1, 2000 TO JUNE 30, 2001 .................          10.07%          27%       $  28,271

CLASS C
JULY 1, 2004 TO JUNE 30, 2005 .................           8.25%          59%       $   8,497
JULY 1, 2003 TO JUNE 30, 2004 .................           0.02%          63%       $   9,829
JULY 1, 2002 TO JUNE 30, 2003 .................           6.40%          37%       $  15,161
JULY 1, 2001 TO JUNE 30, 2002 .................           5.13%          39%       $  11,343
JULY 1, 2000 TO JUNE 30, 2001 .................           9.96%          27%       $   9,319

ADMINISTRATOR CLASS
JULY 1, 2004 TO JUNE 30, 2005 .................           9.33%          59%       $ 182,359
JULY 1, 2003 TO JUNE 30, 2004 .................           1.01%          63%       $ 183,520
JULY 1, 2002 TO JUNE 30, 2003 .................           7.34%          37%       $ 260,989
JULY 1, 2001 TO JUNE 30, 2002 .................           6.24%          39%       $ 294,132
JULY 1, 2000 TO JUNE 30, 2001 .................          11.01%          27%       $ 300,187

NEBRASKA TAX-FREE FUND
---------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
JULY 1, 2004 TO JUNE 30, 2005 .................           5.70%          14%       $  41,963
JULY 1, 2003 TO JUNE 30, 2004 .................           0.35%          9%        $  46,253
JULY 1, 2002 TO JUNE 30, 2003 .................           7.91%          19%       $  64,760
JULY 1, 2001 TO JUNE 30, 2002 .................           5.67%          31%       $  66,453
SEPTEMBER 1, 2000 TO JUNE 30, 2001(4) .........           5.97%          45%       $  64,929
SEPTEMBER 1, 1999 TO AUGUST 31, 2000 ..........           5.43%          30%       $  63,305

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS       NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

(3) Commencement of operations.

(4) The Fund changed its fiscal year-end from August 31 to June 30.

(5) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

NOTES TO FINANCIAL STATEMENTS       WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

     Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at June 30, 2005 was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the California Limited-Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, National Limited-Term Tax-Free Fund, National Tax-Free Fund, and Nebraska Tax-Free Fund.

     Each Fund, except the National Limited-Term Tax-Free Fund and National Tax-Free Fund, is a non-diversified series of the Trust. The National Limited-Term Tax-Free Fund and National Tax-Free Fund are diversified series of the Trust.

     In September, 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.

     Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds"), by share class, acquired substantially all of the net assets of the following Target Funds ("Target Funds"), by share class, through a tax-free exchange under section 368 of the Internal Revenue Code.

                  Acquiring Fund                                             Target Fund
------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND CLASS C               STRONG MINNESOTA TAX-FREE FUND CLASS C
------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND CLASS Z          STRONG MINNESOTA TAX-FREE FUND INVESTOR CLASS

     The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

     The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

     Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices.

     Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' market values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics, and general market conditions.

     Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

     Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

     Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

     Debt obligations may be placed on non-accrual status and related investment income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of income has become doubtful based on

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS       NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

DISTRIBUTIONS TO SHAREHOLDERS

     Net investment income, if any, is declared daily and distributed to shareholders monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

     Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

     At June 30, 2005, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and
Liabilities:

                                                     Undistributed Net    Undistributed Net
     Fund                                            Investment Income    Realized Gain/Loss    Paid-in Capital
---------------------------------------------------------------------------------------------------------------
     CALIFORNIA LIMITED-TERM TAX-FREE FUND             $    (245)           $     245               $      0
---------------------------------------------------------------------------------------------------------------
     COLORADO TAX-FREE FUND                               (2,024)               2,024                      0
---------------------------------------------------------------------------------------------------------------
     MINNESOTA TAX-FREE FUND                              42,978              (42,978)                     0
---------------------------------------------------------------------------------------------------------------
     NATIONAL LIMITED-TERM TAX-FREE FUND                 (16,504)              16,504                      0
---------------------------------------------------------------------------------------------------------------
     NATIONAL TAX-FREE FUND                              (17,403)              17,403                      0
---------------------------------------------------------------------------------------------------------------
     NEBRASKA TAX-FREE FUND                                4,439               (2,012)                (2,427)

FEDERAL INCOME TAXES

     Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 2005.

     At June 30, 2005, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                                    Year     Capital Loss
     Fund                                          Expires   Carryforwards
--------------------------------------------------------------------------
     COLORADO TAX-FREE FUND                         2012     $    227,308
--------------------------------------------------------------------------
     NATIONAL LIMITED-TERM TAX-FREE FUND            2009          554,191
--------------------------------------------------------------------------
     NATIONAL TAX-FREE FUND                         2008       10,280,222
--------------------------------------------------------------------------
                                                    2009          157,637
                                                    2012          267,373
                                                    2013          511,385

     At June 30, 2005, current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year, were:

                                                      Deferred Post-October
     Fund                                                  Capital Loss
---------------------------------------------------------------------------
     NATIONAL LIMITED-TERM TAX-FREE FUND                      $ 72,663
---------------------------------------------------------------------------
     NATIONAL TAX-FREE FUND                                    770,371

WHEN-ISSUED TRANSACTIONS

     Each Fund may purchase securities on a forward commitment or 'when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

NOTES TO FINANCIAL STATEMENTS       WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment sub-adviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                         Advisory Fee*                                              Sub-Advisory Fee
                                  Average Daily          (% of Average                        Average Daily          (% of Average
Fund                               Net Assets          Daily Net Assets)  Sub-Adviser          Net Assets          Daily Net Assets)
------------------------------------------------------------------------------------------------------------------------------------
  CALIFORNIA LIMITED-TERM            $0 - $499 million       0.400       Wells Capital           $0 - $400 million         0.150
  TAX-FREE FUND            $500 million - $999 million       0.350         Management  $400 million - $800 million         0.125
                            $1 billion - $2.99 billion       0.300        Incorporated               >$800 million         0.100
                            $3 billion - $4.99 billion       0.275
                                        >$4.99 billion       0.250
------------------------------------------------------------------------------------------------------------------------------------
  CALIFORNIA TAX-FREE FUND           $0 - $499 million       0.400       Wells Capital           $0 - $400 million         0.150
                           $500 million - $999 million       0.350         Management  $400 million - $800 million         0.125
                            $1 billion - $2.99 billion       0.300        Incorporated               >$800 million         0.100
                            $3 billion - $4.99 billion       0.275
                                        >$4.99 billion       0.250
------------------------------------------------------------------------------------------------------------------------------------
  COLORADO TAX-FREE FUND             $0 - $499 million       0.400       Wells Capital           $0 - $400 million         0.150
                           $500 million - $999 million       0.350         Management  $400 million - $800 million         0.125
                            $1 billion - $2.99 billion       0.300        Incorporated               >$800 million         0.100
                            $3 billion - $4.99 billion       0.275
                                        >$4.99 billion       0.250
------------------------------------------------------------------------------------------------------------------------------------
  MINNESOTA TAX-FREE FUND            $0 - $499 million       0.400       Wells Capital           $0 - $400 million         0.150
                           $500 million - $999 million       0.350         Management  $400 million - $800 million         0.125
                            $1 billion - $2.99 billion       0.300        Incorporated               >$800 million         0.100
                            $3 billion - $4.99 billion       0.275
                                        >$4.99 billion       0.250
------------------------------------------------------------------------------------------------------------------------------------
  NATIONAL LIMITED-TERM              $0 - $499 million       0.400       Wells Capital           $0 - $400 million         0.150
  TAX-FREE FUND            $500 million - $999 million       0.350         Management  $400 million - $800 million         0.125
                            $1 billion - $2.99 billion       0.300        Incorporated               >$800 million         0.100
                            $3 billion - $4.99 billion       0.275
                                        >$4.99 billion       0.250
------------------------------------------------------------------------------------------------------------------------------------
  NATIONAL TAX-FREE FUND             $0 - $499 million       0.400       Wells Capital           $0 - $400 million         0.150
                           $500 million - $999 million       0.350         Management  $400 million - $800 million         0.125
                            $1 billion - $2.99 billion       0.300        Incorporated               >$800 million         0.100
                            $3 billion - $4.99 billion       0.275
                                        >$4.99 billion       0.250
------------------------------------------------------------------------------------------------------------------------------------
  NEBRASKA TAX-FREE FUND             $0 - $499 million       0.400       Wells Capital           $0 - $400 million         0.150
                           $500 million - $999 million       0.350         Management  $400 million - $800 million         0.125
                            $1 billion - $2.99 billion       0.300        Incorporated               >$800 million         0.100
                            $3 billion - $4.99 billion       0.275
                                        >$4.99 billion       0.250
------------------------------------------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS       NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      * Effective August 2, 2004. Prior to August 2, 2004, Funds Management was entitled to be paid a monthly advisory fee at the following annual rates:

                                                           Advisory Fee (% of
  Fund                                                 Average Daily Net Assets)
--------------------------------------------------------------------------------
  CALIFORNIA LIMITED-TERM TAX-FREE FUND                           0.40
--------------------------------------------------------------------------------
  CALIFORNIA TAX-FREE FUND                                        0.40
--------------------------------------------------------------------------------
  COLORADO TAX-FREE FUND                                          0.40
--------------------------------------------------------------------------------
  MINNESOTA TAX-FREE FUND                                         0.40
--------------------------------------------------------------------------------
  NATIONAL LIMITED-TERM TAX-FREE FUND                             0.40
--------------------------------------------------------------------------------
  NATIONAL TAX-FREE FUND                                          0.40
--------------------------------------------------------------------------------
  NEBRASKA TAX-FREE FUND                                          0.50
--------------------------------------------------------------------------------

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                                 % of Average
                                   Average Daily Net Assets   Daily Net Assets**
--------------------------------------------------------------------------------
  FUND LEVEL                              $0 - $4.99 billion         0.05
                                  $5 billion - $9.99 billion         0.04
                                              >$9.99 billion         0.03
--------------------------------------------------------------------------------
  CLASS A, CLASS B, CLASS C                                          0.28
--------------------------------------------------------------------------------
  CLASS Z                                                            0.45
--------------------------------------------------------------------------------
  ADMINISTRATOR CLASS***                                             0.10
--------------------------------------------------------------------------------

      **Effective August 2, 2004. Prior to August 2, 2004, Funds Management was entitled to be paid a fund level administration fee of 0.05% of average daily net assets. ***Prior to April 11, 2005, the class level fee was 0.20%.

      The Trust has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS"). BFDS is entitled to receive fees from the administrator for its services as transfer agent.

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to certain transaction charges plus a monthly fee for custody services at the following annual rate:

                                                                  % of Average
                                                                Daily Net Assets
--------------------------------------------------------------------------------
  ALL FUNDS                                                            0.02
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged up to the following annual fees:

                                                                  % of Average
                                                                Daily Net Assets
--------------------------------------------------------------------------------
  CLASS A, CLASS B, CLASS C, CLASS Z, ADMINISTRATOR CLASS              0.25
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS       WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

      For the year ended June 30, 2005, shareholder servicing fees paid were as follows:

  Fund                                   Class A   Class B  Class C  Class Z  Administrator
-------------------------------------------------------------------------------------------
  CALIFORNIA LIMITED-TERM TAX-FREE FUND  $148,362      N/A  $28,342      N/A     $12,487
-------------------------------------------------------------------------------------------
  CALIFORNIA TAX-FREE FUND                916,428  195,693   82,222      N/A      24,507
-------------------------------------------------------------------------------------------
  COLORADO TAX-FREE FUND                  135,550   25,090      N/A      N/A      20,137
-------------------------------------------------------------------------------------------
  MINNESOTA TAX-FREE FUND                  97,177   32,295      221    2,533      71,626
-------------------------------------------------------------------------------------------
  NATIONAL LIMITED-TERM TAX-FREE FUND       5,674    1,829    1,717      N/A      70,573
-------------------------------------------------------------------------------------------
  NATIONAL TAX-FREE FUND                  254,098   70,254   22,554      N/A      97,572
-------------------------------------------------------------------------------------------
  NEBRASKA TAX-FREE FUND                      N/A      N/A      N/A      N/A      23,230
-------------------------------------------------------------------------------------------

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Effective April 11, 2005, distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

      For the year ended June 30, 2005, distribution fees incurred are disclosed on the Statements of Operations.

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

WAIVED FEES AND REIMBURSED EXPENSES

      All amounts shown as waived fees or reimbursed expenses on the Statement of Operations, for the year ended June 30, 2005, were waived by Funds Management, first from advisory fees, and then from any class specific expenses, if applicable. The Fund's Adviser has committed to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund(s). Net operating expense ratios during the period were as follows:

                                                 Net Operating Expense Ratios (%)
  Fund                                   Class A  Class B  Class C  Class Z  Administrator
------------------------------------------------------------------------------------------
  CALIFORNIA LIMITED-TERM TAX-FREE FUND    0.85      N/A     1.60     N/A        0.60
------------------------------------------------------------------------------------------
  CALIFORNIA TAX-FREE FUND                 0.80     1.55     1.55     N/A        0.55
------------------------------------------------------------------------------------------
  COLORADO TAX-FREE FUND                   0.85     1.60      N/A     N/A        0.60
------------------------------------------------------------------------------------------
  MINNESOTA TAX-FREE FUND                  0.85     1.60     1.60    0.78        0.60
------------------------------------------------------------------------------------------
  NATIONAL LIMITED-TERM TAX-FREE FUND      0.85     1.60     1.60     N/A        0.60
------------------------------------------------------------------------------------------
  NATIONAL TAX-FREE FUND                   0.85     1.60     1.60     N/A        0.60
------------------------------------------------------------------------------------------
  NEBRASKA TAX-FREE FUND****               N/A       N/A      N/A     N/A        0.75
------------------------------------------------------------------------------------------

      ****Prior to November 1, 2004, the expense ratio for Nebraska Tax-Free Fund Administrator Class was 0.83%.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS       NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended June 30, 2005, were as follows:

  Fund                                  Purchases at Cost   Sales Proceeds
--------------------------------------------------------------------------------
  CALIFORNIA LIMITED-TERM TAX-FREE FUND     $  96,529,234      $ 109,753,262
--------------------------------------------------------------------------------
  CALIFORNIA TAX-FREE FUND                    154,192,515        193,336,236
--------------------------------------------------------------------------------
  COLORADO TAX-FREE FUND                       33,764,704         45,669,951
--------------------------------------------------------------------------------
  MINNESOTA TAX-FREE FUND                      32,605,682         55,194,489
--------------------------------------------------------------------------------
  NATIONAL LIMITED-TERM TAX-FREE FUND          38,083,036         82,863,094
--------------------------------------------------------------------------------
  NATIONAL TAX-FREE FUND                      184,394,558        226,175,249
--------------------------------------------------------------------------------
  NEBRASKA TAX-FREE FUND                        5,773,214         12,446,484
--------------------------------------------------------------------------------

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. For the year ended June 30, 2005, the Municipal Income Funds had no borrowings under the agreement.

6. DISTRIBUTION TO SHAREHOLDERS
--------------------------------------------------------------------------------

      The tax character of distributions paid during the years ended June 30, 2005 and June 30, 2004 was as follows:

                                                             Tax-Exempt      Long-Term    Dividends Paid on
                                          Ordinary Income      Income      Capital Gain      Redemptions          Total
  Fund                                          2005            2005           2005              2005             2005
--------------------------------------------------------------------------------------------------------------------------
  CALIFORNIA LIMITED-TERM TAX-FREE FUND      $  89,726      $  2,298,689   $   119,362           $   0        $  2,507,777
--------------------------------------------------------------------------------------------------------------------------
  CALIFORNIA TAX-FREE FUND                     760,942        21,474,232     2,002,262               0          24,237,436
--------------------------------------------------------------------------------------------------------------------------
  COLORADO TAX-FREE FUND                         2,146         4,402,935             0               0           4,405,081
--------------------------------------------------------------------------------------------------------------------------
  MINNESOTA TAX-FREE FUND                      272,647         7,471,269       902,360               0           8,646,476
--------------------------------------------------------------------------------------------------------------------------
  NATIONAL LIMITED-TERM TAX-FREE FUND              342         4,335,421             0               0           4,335,763
--------------------------------------------------------------------------------------------------------------------------
  NATIONAL TAX-FREE FUND                        10,863        14,139,155             0               0          14,150,018
--------------------------------------------------------------------------------------------------------------------------
  NEBRASKA TAX-FREE FUND                         3,706         1,708,071       651,075               0           2,362,852
--------------------------------------------------------------------------------------------------------------------------

                                                             Tax-Exempt      Long-Term    Dividends Paid on
                                          Ordinary Income      Income      Capital Gain      Redemptions          Total
  Fund                                          2004            2004          2004               2004             2004
--------------------------------------------------------------------------------------------------------------------------
  CALIFORNIA LIMITED-TERM TAX-FREE FUND      $ 133,160      $  2,396,077   $   549,930           $   0        $  3,079,167
--------------------------------------------------------------------------------------------------------------------------
  CALIFORNIA TAX-FREE FUND                     863,092        23,689,573     4,744,522               0          29,297,187
--------------------------------------------------------------------------------------------------------------------------
  COLORADO TAX-FREE FUND                        14,524         4,938,132             0               0           4,952,656
--------------------------------------------------------------------------------------------------------------------------
  MINNESOTA TAX-FREE FUND                        4,435         9,179,641             0               0           9,184,076
--------------------------------------------------------------------------------------------------------------------------
  NATIONAL LIMITED-TERM TAX-FREE FUND              247         4,341,350             0               0           4,341,597
--------------------------------------------------------------------------------------------------------------------------
  NATIONAL TAX-FREE FUND                        48,285        16,830,580             0               0          16,878,865
--------------------------------------------------------------------------------------------------------------------------
  NEBRASKA TAX-FREE FUND                        28,094         2,190,248       353,249             477           2,572,068
--------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS       WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

      As of June 30, 2005, the components of distributable earnings on a tax basis are shown in the table below. The difference between book basis and tax basis appreciation is attributable to tax deferrals on wash sales and to cost basis differences on account of market discount.

                                 Undistributed    Undistributed                     Unrealized
                               Ordinary Taxable     Tax-Exempt     Undistributed    Appreciation    Capital Loss
  Fund                              Income            Income      Long-Term Gain   (Depreciation)   Carryforward*       Total
--------------------------------------------------------------------------------------------------------------------------------
  CALIFORNIA LIMITED-TERM
  TAX-FREE FUND                   $   141,590      $    84,152     $     96,970    $    1,250,255   $           0   $  1,572,967
--------------------------------------------------------------------------------------------------------------------------------
  CALIFORNIA TAX-FREE FUND          1,856,689          708,729        1,588,818        39,293,135               0     43,447,371
--------------------------------------------------------------------------------------------------------------------------------
  COLORADO TAX-FREE FUND                    0          233,905                0         5,988,329        (227,308)     5,994,926
--------------------------------------------------------------------------------------------------------------------------------
  MINNESOTA TAX-FREE FUND                   0          872,503           72,204        12,640,619               0     13,585,326
--------------------------------------------------------------------------------------------------------------------------------
  NATIONAL LIMITED-TERM
--------------------------------------------------------------------------------------------------------------------------------
  TAX-FREE FUND                             0          199,936                0         1,111,813        (626,854)       684,895
--------------------------------------------------------------------------------------------------------------------------------
  NATIONAL TAX-FREE FUND                    0        1,402,139                0        19,390,568     (11,986,988)     8,805,719
--------------------------------------------------------------------------------------------------------------------------------
  NEBRASKA TAX-FREE FUND                    0          135,268          157,393         2,311,690               0      2,604,351
--------------------------------------------------------------------------------------------------------------------------------

* This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS WELLS FARGO FUNDS TRUST:

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the California Limited-Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, National Limited-Term Tax-Free Fund, National Tax-Free Fund, and Nebraska Tax-Free Fund (collectively, the "Funds"), seven of the Funds constituting the Wells Fargo Funds Trust, as of June 30, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of June 30, 2005, the results of their operations for the year then ended, and the changes in their net assets, and their financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.

                                                              [LOGO] KPMG LLP

Philadelphia, Pennsylvania
August 22, 2005

OTHER INFORMATION (UNAUDITED)       WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

TAX INFORMATION

     Pursuant To Section 852(b)(3) of the Internal Revenue Code, the Fund(s) listed below designates the following amounts as long-term capital gain dividends for the year:

CALIFORNIA LIMITED-TERM TAX-FREE FUND             $  119,362
------------------------------------------------------------
CALIFORNIA TAX-FREE FUND                           2,002,262
------------------------------------------------------------
MINNESOTA TAX-FREE FUND                              902,560
------------------------------------------------------------
NEBRASKA TAX-FREE FUND                               651,075

     For federal income tax purposes, the following Fund(s) designates a percentage of its distributions paid from net investment income during the year as exempt-interest dividends under Section 852(b)(5) of the Code:

CALIFORNIA LIMITED-TERM TAX-FREE FUND                 99.55%
------------------------------------------------------------
CALIFORNIA TAX-FREE FUND                              98.84%
------------------------------------------------------------
COLORADO TAX-FREE FUND                                99.95%
------------------------------------------------------------
MINNESOTA TAX-FREE FUND                               96.48%
------------------------------------------------------------
NATIONAL LIMITED-TERM TAX-FREE FUND                   99.99%
------------------------------------------------------------
NATIONAL TAX-FREE FUND                                99.92%
------------------------------------------------------------
NEBRASKA TAX-FREE FUND                                99.78%
------------------------------------------------------------

     For California income tax purposes, the following Fund(s) designates a percentage of its distributions paid from net investment income during the year as California exempt-interest dividends under Section 17145 of California Revenue and Taxation Code:

CALIFORNIA LIMITED-TERM TAX-FREE FUND                 99.55%
------------------------------------------------------------
CALIFORNIA TAX-FREE FUND                              98.84%

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS       OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

     A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

PORTFOLIO HOLDINGS INFORMATION

     The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund are publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis.

     Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

     The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 139 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEE**

                         POSITION HELD AND      PRINCIPAL OCCUPATIONS DURING
NAME AND AGE             LENGTH OF SERVICE ***  PAST FIVE YEARS                   OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
J. Tucker Morse          Trustee, since 1987    Private Investor/Real Estate      None
60                                              Developer; Chairman of White
                                                Point Capital, LLC.
-----------------------------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES

                         POSITION HELD AND      PRINCIPAL OCCUPATIONS DURING
NAME AND AGE             LENGTH OF SERVICE ***  PAST FIVE YEARS                   OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Thomas S. Goho           Trustee, since 1987    Associate Professor of            None
62                                              Finance. Wake Forest
                                                University, Calloway School
                                                of Business and Accountancy.
-----------------------------------------------------------------------------------------------------
Peter G. Gordon          Trustee, since 1998    Chairman, CEO, and Co-            None
62                       (Chairman since 2005)  Founder of Crystal Geyser
                                                Water Company and President
                                                of Crystal Geyser Roxane
                                                Water Company.
-----------------------------------------------------------------------------------------------------
Richard M. Leach         Trustee, since 1987    Retired. Prior thereto,           None
71                                              President of Richard M. Leach
                                                Associates (a financial
                                                consulting firm).
-----------------------------------------------------------------------------------------------------
Timothy J. Penny         Trustee, since 1996    Senior Counselor to the public    None
53                                              relations firm of
                                                Himle-Horner and Senior
                                                Fellow at the Humphrey
                                                Institute, Minneapolis,
                                                Minnesota (a public policy
                                                organization).

OTHER INFORMATION (UNAUDITED)       WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

OFFICERS

                         POSITION HELD AND      PRINCIPAL OCCUPATIONS DURING
NAME AND AGE             LENGTH OF SERVICE      PAST FIVE YEARS                   OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Donald C. Willeke        Trustee,               Principal in the law firm of      None
65                       since 1996             Willeke & Daniels.
-----------------------------------------------------------------------------------------------------
Karla M. Rabusch         President, since       Executive Vice President of       None
46                       2003                   Wells Fargo Bank, N.A.
                                                President of Wells Fargo Funds
                                                Management, LLC. Senior Vice
                                                President and Chief
                                                Administrative Officer of Wells
                                                Fargo Funds Management, LLC
                                                from 2001 to 2003. Vice
                                                President of Wells Fargo Bank,
                                                N.A. from 1997 to 2000.
-----------------------------------------------------------------------------------------------------
Stacie D. DeAngelo       Treasurer, since       Senior Vice President of Wells    None
36                       2003                   Fargo Bank, N.A. Senior Vice
                                                President of Operations for
                                                Wells Fargo Funds Management,
                                                LLC. Prior there- to,
                                                Operations Manager at Scudder
                                                Weisel Capital, LLC from 2000
                                                to 2001. Director of
                                                Shareholder Services at BISYS
                                                Fund Services from 1999 to 2000.
-----------------------------------------------------------------------------------------------------
C. David Messman         Secretary, since       Vice President and Managing       None
45                       2000                   Senior Counsel of Wells Fargo
                                                Bank, N.A. Senior Vice
                                                President and Secretary of
                                                Wells Fargo Funds Management,
                                                LLC. Vice President and Senior
                                                Counsel of Wells Fargo Bank,
                                                N.A. from 1996 to 2003.

* The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.

** As of June 30, 2005, one of the six Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC. Robert C. Brown was an interested Trustee prior to his retirement on April 5, 2005.

*** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS       OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENTS:

CALIFORNIA LIMITED-TERM TAX-FREE FUND, CALIFORNIA TAX-FREE FUND, COLORADO TAX-FREE FUND, MINNESOTA TAX-FREE FUND, NATIONAL LIMITED-TERM TAX-FREE FUND,

NATIONAL TAX-FREE FUND AND NEBRASKA TAX-FREE FUND
--------------------------------------------------------------------------------

      Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and sub-advisory agreements. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the California Limited-Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, National Limited-Term Tax-Free Fund, National Tax-Free Fund and Nebraska Tax-Free Fund (the "Funds"); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Funds. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the "Advisory Agreements."

      More specifically, at a meeting held on April 4, 2005, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements.

NATURE, EXTENT AND QUALITY OF SERVICES
--------------------------------------------------------------------------------

      The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. Responses of Funds Management and Wells Capital Management to a detailed set of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees were provided to the Board. The Board reviewed and considered the data and information, which included, among other things, information about the background and experience of the senior management and the expertise of the investment personnel of Funds Management and Wells Capital Management.

      The Board considered the ability of Funds Management and Wells Capital Management, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this connection, the Board considered information regarding each of Funds Management's and Wells Capital Management's compensation for its personnel involved in the management of the Funds. In addition, the Board considered the effects of certain personnel changes in light of the acquisition of certain of the asset management arrangements of Strong Capital Management, Inc. by Wells Fargo & Company.

      The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates. In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management, including with respect to Funds Management's oversight of service providers, such as the investment sub-adviser.

      Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and Wells Capital Management.

FUND PERFORMANCE AND EXPENSES
--------------------------------------------------------------------------------

      The Board considered the performance results for each of the Funds over various time periods. The Board also considered these results in comparison to the median performance results of the group of funds that was determined to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds (the "Universe"), as well as to each Fund's benchmark index. Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Peer Group and Universe for each Fund. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe. The Board noted that the performance of each Fund was better than, or not appreciably below, the median performance of its Peer Group for most time periods.

OTHER INFORMATION (UNAUDITED)       WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

      The Board received and considered information regarding each Fund's net operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. The Board noted that the net operating expense ratios of the Funds were lower than, or not appreciably higher than, the Funds' Peer Group's median net operating expense ratios. The Board also noted that there was a discrepancy in the Lipper materials between the other non-management expenses and the management fees and transfer agent expenses, which was due to the inclusion of a shareholder servicing fee in the non-management expenses and the waiver of such fee in the management fees and transfer agent expenses for the California Limited-Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund and National Tax-Free Fund.

      Management also discussed the Lipper data and rankings, and other relevant information, for the Funds. Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES
--------------------------------------------------------------------------------

      The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services, both on a stand-alone basis and on a combined basis with the Funds' administration fee rates (the "Advisory Agreement Rates"). The Board took into account the separate administrative services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by Funds Management to Wells Capital Management for investment sub-advisory services. In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

      The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in the Peer Group. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for the Fund were lower than, or not appreciably higher than, the median rates of its Peer Group. In addition, the Board concluded that the combined investment advisory/administration fee rates for the Fund (before and after waivers/caps and/or expense reimbursements) were reasonable in relation to the Fund's Peer Group, and reasonable in relation to the services provided.

      The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

PROFITABILITY
--------------------------------------------------------------------------------

      The Board received and considered a detailed profitability analysis of Funds Management based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds and Funds Management and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable. The Board did not consider a separate profitability analysis of Wells Capital Management, as its separate profitability from its relationships with the Funds was not a material factor in determining whether to renew the agreements.

ECONOMIES OF SCALE
--------------------------------------------------------------------------------

      The Board received and considered general information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints, which are applicable to the Funds.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS       OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

INFORMATION ABOUT SERVICES TO OTHER CLIENTS
--------------------------------------------------------------------------------

      The Board also received and considered information about the nature, extent and quality of services and fee rates offered by Funds Management to other similarly situated series within the Trust, and those offered by Wells Capital Management to other clients, including other registered investment companies and separate accounts. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and Wells Capital Management, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND WELLS CAPITAL MANAGEMENT
--------------------------------------------------------------------------------

      The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates (including Wells Capital Management) as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in the business of Funds Management and Wells Capital Management as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates (including Wells Capital Management)).

      The Board also considered the effectiveness of policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, potential benefits that may be realized by using an affiliated broker, and the controls applicable to brokerage allocation procedures. The Board also took note of the policies of Wells Capital Management regarding the allocation of portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW
--------------------------------------------------------------------------------

      The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares are offered and sold. The Board noted that the Funds are now part of one of the few fund families that have both direct-to-fund and intermediary distribution.

      As discussed above, the Board reviewed detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews reports of Funds Management and Wells Capital Management at least quarterly, which include, among other things, a detailed portfolio review, and detailed fund performance reports. In addition, the Board meets with the portfolio managers of the Funds at various times throughout the year.

      After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS               LIST OF ABBREVIATIONS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       -- Association of Bay Area Governments
ADR        -- American Depository Receipt
AMBAC      -- American Municipal Bond Assurance Corporation
AMT        -- Alternative Minimum Tax
ARM        -- Adjustable Rate Mortgages
BART       -- Bay Area Rapid Transit
CDA        -- Community Development Authority
CDSC       -- Contingent Deferred Sales Charge
CGIC       -- Capital Guaranty Insurance Company
CGY        -- Capital Guaranty Corporation
CMT        -- Constant Maturity Treasury
COFI       -- Cost of Funds Index
Connie Lee -- Connie Lee Insurance Company
COP        -- Certificate of Participation
CP         -- Commercial Paper
CTF        -- Common Trust Fund
DW&P       -- Department of Water & Power
DWR        -- Department of Water Resources
EDFA       -- Education Finance Authority
FFCB       -- Federal Farm Credit Bank
FGIC       -- Financial Guaranty Insurance Corporation
FHA        -- Federal Housing Authority
FHLB       -- Federal Home Loan Bank
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRN        -- Floating Rate Notes
FSA        -- Financial Security Assurance, Inc
GDR        -- Global Depository Receipt
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HFA        -- Housing Finance Authority
HFFA       -- Health Facilities Financing Authority
IDA        -- Industrial Development Authority
IDR        -- Industrial Development Revenue
LIBOR      -- London Interbank Offered Rate
LLC        -- Limited Liability Corporation
LOC        -- Letter of Credit
LP         -- Limited Partnership
MBIA       -- Municipal Bond Insurance Association
MFHR       -- Multi-Family Housing Revenue
MUD        -- Municipal Utility District
MTN        -- Medium Term Note
PCFA       -- Pollution Control Finance Authority
PCR        -- Pollution Control Revenue
PFA        -- Public Finance Authority
PLC        -- Private Placement
PSFG       -- Public School Fund Guaranty
RAW        -- Revenue Anticipation Warrants
RDA        -- Redevelopment Authority
RDFA       -- Redevelopment Finance Authority
R&D        -- Research & Development
SFHR       -- Single Family Housing Revenue
SFMR       -- Single Family Mortgage Revenue
SLMA       -- Student Loan Marketing Association
STEERS     -- Structured Enhanced Return Trust
TBA        -- To Be Announced
TRAN       -- Tax Revenue Anticipation Notes
USD        -- Unified School District
V/R        -- Variable Rate
WEBS       -- World Equity Benchmark Shares
XLCA       -- XL Capital Assurance

This page is intentionally left blank --

[LOGO]
WELLS ADVANTAGE
FARGO FUNDS

More information about WELLS FARGO        This report and the financial
ADVANTAGE Funds(SM) is available          statements contained herein are
free upon request. To obtain              submitted for the general information
literature, please write, e-mail,         of the shareholders of the WELLS FARGO
or call:                                  ADVANTAGE FUNDS. If this report is
                                          used for promotional purposes,
WELLS FARGO ADVANTAGE FUNDS               distribution of the report must be
P.O. Box 8266                             accompanied or preceded by a current
Boston, MA 02266-8266                     prospectus. For a prospectus
                                          containing more complete information,
E-mail: wfaf@wellsfargo.com               including charges and expenses, call
Retail Investment                         1-800-222-8222. Please consider the
Professionals: 888-877-9275               investment objective, risks, charges
Institutional Investment                  and expenses of the investment
Professionals: 866-765-0778               carefully before investing. This and
Web: www.wellsfargo.com/advantagefunds    other information about WELLS FARGO
                                          ADVANTAGE FUNDS can be found in the
                                          current prospectus. Read the
                                          prospectus carefully before you invest
                                          or send money.

                                          Wells Fargo Funds Management, LLC, a
                                          wholly-owned subsidiary of Wells Fargo
                                          & Company, provides investment
                                          advisory and administrative services
                                          for the WELLS FARGO ADVANTAGE FUNDS.
                                          Other affiliates of Wells Fargo &
                                          Company provide sub-advisory and other
                                          services for the Funds. The Funds are
                                          distributed by WELLS FARGO FUNDS
                                          DISTRIBUTOR, LLC, Member NASD/SIPC, an
                                          affiliate of Wells Fargo & Company.

              ----------------------------------------------------
              NOT FDIC INSURED - NO BANK GURANTEE - MAY LOSE VALUE
              ----------------------------------------------------

--------------------------------------------------------------------------------
(C) 2005 Wells Fargo    www.wellsfargo.com/advantagefunds       RT51958 08-05
Advantage Funds, LLC.                                         AMIFLD/AR105 06-05
All rights reserved.

                                                             [LOGO]
                                                             WELLS   ADVANTAGE
                                                             FARGO   FUNDS
--------------------------------------------------------------------------------
                                  JUNE 30, 2005
--------------------------------------------------------------------------------
                                  ANNUAL REPORT
[PHOTO OMITTED]
--------------------------------------------------------------------------------
                 WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                 WELLS FARGO ADVANTAGE INTERMEDIATE TAX-FREE FUND

                 WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND

                 WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND

                 WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                 WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

PLEASE NOTE THAT THESE FUNDS CHANGED THEIR FISCAL YEAR END SO THIS REPORT COVERS AN EIGHT-MONTH PERIOD OF TIME, THE MAJORITY OF WHICH REPRESENTS A TIME PRIOR TO THE APRIL 11, 2005, REORGANIZATION WITH THE STRONG FUNDS. STRONG CAPITAL MANAGEMENT, INC. PROVIDED INVESTMENT MANAGEMENT SERVICES TO THESE FUNDS FROM NOVEMBER 1, 2004, THE BEGINNING OF THE REPORTING PERIOD, THROUGH DECEMBER 31, 2004, AFTER WHICH TIME WELLS FARGO FUNDS MANAGEMENT, LLC ASSUMED MANAGEMENT RESPONSIBILITIES THROUGH JUNE 30, 2005, THE END OF THE REPORTING PERIOD.

TABLE OF CONTENTS

Letter to Shareholders ....................................................    1
--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------
   Intermediate Tax-Free Fund .............................................    2
   Municipal Bond Fund ....................................................    4
   Short-Term Municipal Bond Fund .........................................    6
   Ultra Short-Term Municipal Income Fund .................................    8
   Wisconsin Tax-Free Fund ................................................   10
Fund Expenses .............................................................   12
--------------------------------------------------------------------------------
Portfolio of Investments
--------------------------------------------------------------------------------
   Intermediate Tax-Free Fund .............................................   14
   Municipal Bond Fund ....................................................   21
   Short-Term Municipal Bond Fund .........................................   32
   Ultra Short-Term Municipal Income Fund .................................   47
   Wisconsin Tax-Free Fund ................................................   57
Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities ...................................   64
   Statements of Operations ...............................................   66
   Statements of Changes in Net Assets ....................................   68
   Financial Highlights ...................................................   76
Notes to Financial Highlights .............................................   80
--------------------------------------------------------------------------------
Notes to Financial Statements .............................................   81
--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm ...................   91
--------------------------------------------------------------------------------
Other Information .........................................................   92
--------------------------------------------------------------------------------
List of Abbreviations .....................................................   97
--------------------------------------------------------------------------------

             -----------------------------------------------------
               NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
             -----------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS              WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      I am pleased to introduce you to WELLS FARGO ADVANTAGE FUNDS(SM). You now have access to an expanded array of mutual funds, giving you the flexibility to invest in a family of funds covering nearly every asset class and investment style. To learn more about our funds and the talented team of money managers behind them, please visit our new Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. You can also call one of our investment service representatives now available 24 hours a day, 7 days a week at 1-800-222-8222, or speak with your investment professional.

      Following is your WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS annual report for the period ended June 30, 2005. On the following pages, you will find a discussion of each Fund, including performance highlights, the Fund managers' strategic outlook, and information about the Fund's portfolio.

ECONOMIC EXPANSION CONTINUES
--------------------------------------------------------------------------------

      The expansion of the U.S. economy remains solid, with real gross domestic product (GDP), the most comprehensive measure of economic activity, growing at a 3.5% rate for the first half of 2005. This is impressive, if not surprising, given the record high energy prices reported during the period. The price of crude oil rose to a new record level during the second quarter of 2005, creating fears of a possible slowdown in consumer spending. However, low interest rates and a consequent extended boom in the housing sector helped to offset the negative effects of high oil and gas prices. Steady growth in employment and household incomes helped bring spending back to relatively healthy levels. Solid growth in capital spending by businesses, fueled by strong cash flow and low borrowing costs, also contributed to economic growth.

      Rising energy prices also had an impact on inflation, pushing it upward during the reporting period. The consumer price index (CPI) rose at around a 3% rate over the twelve months ended June 30, 2005. The core CPI, which excludes the volatile food and energy components, was up only around 2% this past year, a good record this far into an economic expansion. With core inflation generally contained, the Federal Reserve (the Fed) was able to stay with a strategy of raising interest rates at a "measured pace." Since June of last year, the Fed has raised the federal funds rate--its principal policy tool--from 1% to 3.25%. Additional increases in this rate are expected during the rest of 2005. Bond yields, however, did not increase with the federal funds rate and, as a result, mortgage rates remained unusually low and the housing sector remained very strong.

MUNICIPAL BOND MARKET IS A TOP PERFORMER
--------------------------------------------------------------------------------

      Exceptional demand for U.S. Treasury securities from foreign investors and the tame core inflation data are two factors thought to be keeping bond yields low. The cyclical flattening in the yield curve has been one of the main elements contributing to good returns from bonds during most of the reporting period.

      The municipal market performed very well over the eight month reporting period. Among the taxable markets, only the high-yield market performed better. The municipal market yield curve flattened in unison with the U.S. Treasury yield curve, with long-term yields falling 0.5% or more, while short-term yields rose almost 1.00%. Because long-term bonds account for a greater share of outstanding municipal issues than in the U.S. Treasury and corporate markets, the municipal market total returns tended to be greater than those of the taxable markets. Demand from individual investors and casualty insurance companies also helped the municipal market perform well. With this solid performance, yields in most sectors of the municipal market ended the period at levels that were very attractive on an after-tax basis versus yields on comparable U.S. Treasury notes and bonds.

LOOKING AHEAD
--------------------------------------------------------------------------------

      The economy has shown remarkably steady growth over the reporting period, growth that has been sufficient to bring the unemployment rate down to 5.0%, the lowest rate since 2001. As stock and bond investors seek to determine where inflation, interest rates, and corporate earnings are headed, we may see more unpredictable moves in the markets.

      Uncertainty and risk will always be a part of investing. We believe that one important thing you can do to manage risk is to own a broadly diversified portfolio with stocks, bonds, and cash that can help you weather unexpected market shifts. While diversification may not prevent losses in a downturn, it may help reduce them and keep you on track to reach your financial goals.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS              PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE INTERMEDIATE TAX-FREE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE INTERMEDIATE TAX-FREE FUND (the Fund) seeks current income exempt from federal income tax.

ADVISER                                  SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                            INCEPTION DATE
   Lyle J. Fitterer, CFA, CPA                 7/31/2001
   Duane A. McAllister, CFA

HOW DID THE FUND PERFORM OVER THE EIGHT-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 2.56%(1) for the eight-month period ending June 30, 2005, outperforming its benchmark, the Lehman Brothers Municipal 7 Year Bond Index(2), which returned 1.73% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Rising short-term interest rates lifted yields on short and intermediate municipal bonds. Yields on bonds with maturities of five years and fewer rose the most. The Fund's modest barbell structure--emphasizing floating-rate cash equivalents and intermediate bonds while underweighting bonds with two- to five-year maturities--proved beneficial.

      Demand for lower-quality credits remained strong, thanks to continued low interest rates and favorable economic conditions. Despite upgrading the Fund's credit quality during the period, the portfolio ended the period overweighted in lower-quality bonds. This strategy worked well as credit spreads between lower- and higher-quality issues narrowed.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      In a climate of rising short-term interest rates, it helped performance to have a duration shorter than the benchmark. To maintain our desired duration, we sold U.S. Treasury futures, rather than municipal bonds. This strategy was based on historical trends--when interest rates are rising, municipal securities have typically outperformed U.S. Treasuries. Although this is not always the case, the recent period fit the historical pattern nicely.

      We maintained exposure to zero-coupon bonds with longer maturities. These bonds did not perform well until recently because their longer duration and relatively high volatility made them vulnerable to rising rates. However, we continued to maintain our position in these securities because of their additional yield and because they have historically outperformed other types of bonds with equivalent durations. They have also done very well during times when the yield curve is flattening--a situation we expect to continue.

      Lower-quality securities continued to benefit from improving credit quality and strong demand. However, the additional yield offered by these lower-tier credits has declined significantly. In those cases where we believed the bonds no longer offered high-enough yields to compensate us for their risk, we reduced our exposure accordingly. We began to become especially cautious about corporate-backed and certain health care bonds. With an average credit quality of AA, we believe the Fund is positioned well if credit spreads begin to widen from historically tight levels.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We anticipate that the Fund's duration will remain relatively close to its benchmark, unless there is a major movement in interest rates. Although the Federal Reserve Board is expected to further increase short-term interest rates, much of this expectation is already reflected in current yields.

      BOND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND FUND VALUES FALL AND INVESTORS CAN LOSE PRINCIPAL VALUE. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO HIGH YIELD BOND RISK AND MUNICIPAL SECURITIES RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.
--------------------------------------------------------------------------------

The views expressed are as of June 30,2005,and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE INTERMEDIATE TAX-FREE FUND.

PERFORMANCE HIGHLIGHTS              WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------


                                                                       6-Month*   1-Year   Life of Fund
-------------------------------------------------------------------------------------------------------
  Intermediate Tax-Free Fund - Investor Class (Incept. Date 7/31/2001)   2.28      6.92       6.80
-------------------------------------------------------------------------------------------------------
  Benchmark
-------------------------------------------------------------------------------------------------------
    Lehman Brothers Municipal 7 Year Bond Index(2)                       1.61      5.91       5.34
-------------------------------------------------------------------------------------------------------

*RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
-------------------------------------------------------------
     Average Credit Quality (4)                           AA-
-------------------------------------------------------------
     Weighted Average Coupon                            4.50%
-------------------------------------------------------------
     Weighted Average Life                          5.9 years
-------------------------------------------------------------
     Estimated Average Duration                     4.7 years
-------------------------------------------------------------
     Portfolio Turnover                                   57%
-------------------------------------------------------------
     Net Asset Value (NAV) (Inv Class)                 $10.81
-------------------------------------------------------------
     30-Day SEC Yield(5) (Inv Class)                    3.03%
-------------------------------------------------------------
     Distribution Rate(6) (Inv Class)                   3.07%
-------------------------------------------------------------
     30-Day Taxable Equivalent Yield(7) (Inv Class)     4.66%
-------------------------------------------------------------
     Alternative Minimum Tax(8) (AMT)                   0.00%

CREDIT QUALITY (3),(4) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA    42%
AA     23%
A      18%
BBB    13%
BB     1%
Cash   3%

GROWTH OF $10,000 INVESTMENT (9) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

             WELLS FARGO ADVANTAGE      LEHMAN BROTHERS
             INTERMEDIATE TAX-FREE     MUNICIPAL 7 - YEAR
             FUND - INVESTOR CLASS       BOND INDEX
 7/31/2001           10000                  10,000
 8/31/2001           10217                  10,151
 9/30/2001           10231                  10,148
10/31/2001           10360                  10,250
11/30/2001           10318                  10,136
12/31/2001           10264                  10,053
 1/31/2002           10437                  10,243
 2/28/2002           10561                  10,378
 3/31/2002           10478                  10,150
 4/30/2002           10625                  10,400
 5/31/2002           10760                  10,460
 6/30/2002           10880                  10,584
 7/31/2002           10999                  10,714
 8/31/2002           11113                  10,848
 9/30/2002           11286                  11,062
10/31/2002           11095                  10,893
11/30/2002           11091                  10,848
12/31/2002           11279                  11,094
 1/31/2003           11276                  11,064
 2/28/2003           11426                  11,227
 3/31/2003           11440                  11,222
 4/30/2003           11509                  11,297
 5/31/2003           11796                  11,574
 6/30/2003           11808                  11,520
 7/31/2003           11505                  11,128
 8/31/2003           11585                  11,229
 9/30/2003           11871                  11,583
10/31/2003           11854                  11,519
11/30/2003           11966                  11,604
12/31/2003           12056                  11,698
 1/31/2004           12159                  11,763
 2/29/2004           12325                  11,953
 3/31/2004           12284                  11,851
 4/30/2004           12086                  11,560
 5/31/2004           12065                  11,537
 6/30/2004           12102                  11,577
 7/31/2004           12230                  11,702
 8/31/2004           12451                  11,938
 9/30/2004           12499                  11,968
10/31/2004           12617                  12,053
11/30/2004           12528                  11,940
12/31/2004           12650                  12,067
 1/31/2005           12720                  12,115
 2/28/2005           12684                  12,045
 3/31/2005           12636                  11,945
 4/30/2005           12789                  12,156
 5/31/2005           12859                  12,209
 6/30/2005           12939                  12,262

MATURITY DISTRIBUTION (3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

0-1 Years        6%
2-5 Years       23%
6-10 Years      42%
11-20 Years     27%
21+ Years        2%

(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE INTERMEDIATE TAX-FREE FUND for periods prior to April 11,2005,reflects the performance of the Investor Class shares of the Strong Intermediate Municipal Bond Fund, its predecessor fund. Effective at the close of business on April 8, 2005, certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS.

(2) Lehman Brothers Municipal 7 Year Bond Index is the 7-year (6-8) component of the Municipal Bond index. The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. You cannot invest directly in an index.

(3) Credit quality, maturity distribution and fund characteristics are subject to change.

(4) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses, calculated on a 30-day month-end basis.

(6) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(7) A portion of the Fund's income may be subject to federal, state and/or local income taxes or the alternative minimum tax (AMT). The Fund's taxable equivalent yield is based on the federal income tax rate of 35.00%. Any capital gains distributions may be taxable.

(8) The value of the securities subject to the AMT is represented as a percentage of net assets.

(9) The chart compares the performance of the WELLS FARGO ADVANTAGE INTERMEDIATE TAX-FREE FUND Investor Class shares for the life of the fund with the Lehman Brothers Municipal 7 Year Bond Index. The chart assumes a hypothetical $10,000 investment in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS              PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND (the Fund) seeks current income exempt from federal income tax.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated
FUND MANAGERS                           INCEPTION DATE
   Lyle J. Fitterer, CFA, CPA              10/23/1986
   Duane A. McAllister, CFA

HOW DID THE FUND PERFORM OVER THE EIGHT-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 4.31%(1) for the eight-month period ending June 30, 2005, outperforming its benchmark, the Lehman Brothers Municipal Bond Index(2), which returned 3.29% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR PERIOD SHOWN. ADMINISTRATOR CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS. CURRENTLY, CLASSES A, B, C AND ADMINISTRATOR CLASS SHARES ARE CLOSED TO NEW INVESTORS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Rising short-term interest rates lifted yields on short and intermediate municipal bonds. Yields on bonds with maturities of five years and fewer rose the most. The Fund's modest barbell structure--emphasizing floating-rate cash equivalents and intermediate bonds while underweighting bonds with two- to five-year maturities--proved beneficial.

      Demand for lower-quality credits remained strong, thanks to continued low interest rates and favorable economic conditions. Despite upgrading the Fund's credit quality during the period, the portfolio remained overweighted in lower-quality bonds. This strategy worked well as credit spreads between lower- and higher-quality issues narrowed.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      In a climate of rising short-term interest rates, it helped performance to have a duration shorter than the benchmark. To maintain our desired duration, we sold U.S. Treasury futures, rather than municipal bonds. This strategy was based on historical trends--when interest rates are rising, municipal securities have typically outperformed U.S. Treasuries. Although this is not always the case, the recent period fit the historical pattern nicely.

      We maintained exposure to zero-coupon bonds. These bonds did not perform well until the final months of the period because their longer duration and relatively high volatility made them vulnerable to rising rates. However, we continued to maintain our position in these securities because of their additional yield and because they have historically outperformed other types of bonds with equivalent durations. They have also done very well during times when the yield curve is flattening--an ongoing situation we expect to continue.

      Lower-quality securities continued to benefit from improving credit quality and strong demand. However, the additional yield offered by these lower-tier credits has declined significantly. In those cases where we believed the bonds no longer offered high enough yields to compensate us for their risk, we reduced our exposure accordingly. We have become especially cautious about corporate-backed and certain health care bonds. The net result of our management decisions was an upgrade in credit quality for the Fund, which we believe makes it well positioned if credit spreads begin to widen from historically tight levels.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We anticipate that the Fund's duration will remain relatively close to its benchmark, unless there is a major movement in interest rates. Although the Federal Reserve Board is expected to further increase short-term interest rates, much of this expectation is already reflected in current yields.

      During the next several months, we believe that some caution may be warranted within the lower-quality sectors. The additional yield that investors earn for owning many of these credits is now at historically low levels. Investors have already become cautious within the taxable corporate bond market, and we believe it is only a matter of time before some of this caution spills over into the municipal bond sector. If the yield curve continues to flatten, we will likely sell some of our variable-rate cash equivalents and reinvest the proceeds in longer-maturity securities. A flatter yield curve is generally an indication that the economy may be slowing, in which case we would look to "lock in" some higher yields.

      BOND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND FUND VALUES FALL AND INVESTORS CAN LOSE PRINCIPAL VALUE. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO HIGH YIELD BOND RISK AND MUNICIPAL SECURITIES RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

The views expressed are as of June 30,2005,and are those of the Fund's managers.The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND.

PERFORMANCE HIGHLIGHTS              WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                         Including Sales Charge                  Excluding Sales Charge
                                                  ------------------------------------   ------------------------------------
                                                  6-Month*   1-Year   5-Year   10-Year   6-Month*   1-Year   5-Year   10-Year
-----------------------------------------------------------------------------------------------------------------------------
      Municipal Bond Fund - Class A                (1.16)     7.86     5.63     4.91       3.50     12.94     6.61     5.40
-----------------------------------------------------------------------------------------------------------------------------
      Municipal Bond Fund - Class B                (1.88)     7.11     5.54     4.63       3.12     12.11     5.86     4.63
-----------------------------------------------------------------------------------------------------------------------------
      Municipal Bond Fund - Class C                 2.12     11.11     5.86     4.63       3.12     12.11     5.86     4.63
-----------------------------------------------------------------------------------------------------------------------------
      Municipal Bond Fund - Administrator Class                                            3.60     13.06     6.65     5.46
-----------------------------------------------------------------------------------------------------------------------------
      Municipal Bond Fund - Investor Class                                                 3.55     13.01     6.64     5.46
-----------------------------------------------------------------------------------------------------------------------------
      Benchmark
-----------------------------------------------------------------------------------------------------------------------------
         Lehman Brothers Municipal Bond Index (2)                                          2.89      8.24     6.88     6.38
-----------------------------------------------------------------------------------------------------------------------------

*RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------------------
      Average Credit Quality(4)                                                           A+
--------------------------------------------------------------------------------------------
      Weighted Average Coupon                                                          4.19%
--------------------------------------------------------------------------------------------
      Weighted Average Life                                                        7.6 years
--------------------------------------------------------------------------------------------
      Estimated Average Duration                                                   6.4 years
--------------------------------------------------------------------------------------------
      Portfolio Turnover                                                                 68%
--------------------------------------------------------------------------------------------
      Net Asset Value (NAV) (Class A, B, C, Admin, Inv)          $9.60, $9.60, $9.60,  $9.60
--------------------------------------------------------------------------------------------
      30-Day SEC Yield(5) (Class A, B, C, Admin, Inv)      3.29%, 2.69%, 2.69%, 3.81%, 3.49%
--------------------------------------------------------------------------------------------
      Distribution Rate(6) (Class A, B, C, Admin, Inv)     4.35%, 3.60%, 3.60%, 4.72%, 4.40%
--------------------------------------------------------------------------------------------
      30-Day Taxable Equivalent Yield (7)
      (Class A, B, C, Admin, Inv)                          5.06%, 4.14%, 4.14%, 5.86%, 5.37%
--------------------------------------------------------------------------------------------
      Alternative Minimum Tax (AMT)(8)                                                12.12%

GROWTH OF $10,000 INVESTMENT (9) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA    43%
AA     10%
A      10%
BBB    28%
BB      7%
B       1%
Cash    1%

CREDIT QUALITY (3),(4) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

             Wells Fargo Advantage                   Wells Fargo Advantage
                Municipal Bond                           Municipal Bond
                Fund - Class A       LB Muni Index   Fund - Investor Class
 6/30/1995           9550               10,000              10,000
 7/31/1995           9651               10,095              10,107
 8/31/1995           9654               10,223              10,110
 9/30/1995           9677               10,287              10,135
10/31/1995           9812               10,437              10,277
11/30/1995           9937               10,610              10,409
12/31/1995          10098               10,712              10,579
 1/31/1996          10143               10,793              10,626
 2/29/1996           9987               10,720              10,464
 3/31/1996           9814               10,583              10,283
 4/30/1996           9756               10,553              10,223
 5/31/1996           9773               10,549              10,242
 6/30/1996           9840               10,664              10,313
 7/31/1996           9886               10,761              10,362
 8/31/1996           9879               10,758              10,355
 9/30/1996          10018               10,909              10,502
10/31/1996          10153               11,032              10,643
11/30/1996          10343               11,234              10,844
12/31/1996          10335               11,186              10,836
 1/31/1997          10351               11,208              10,854
 2/28/1997          10451               11,311              10,959
 3/31/1997          10327               11,160              10,830
 4/30/1997         10,420               11,253              10,928
 5/31/1997         10,595               11,423              11,113
 6/30/1997         10,778               11,544              11,306
 7/31/1997         11,124               11,864              11,669
 8/31/1997         11,034               11,753              11,576
 9/30/1997         11,184               11,892              11,734
10/31/1997         11,283               11,969              11,839
11/30/1997         11,374               12,039              11,935
12/31/1997         11,577               12,215              12,149
 1/31/1998         11,709               12,341              12,288
 2/28/1998         11,731               12,344              12,312
 3/31/1998         11,743               12,355              12,326
 4/30/1998         11,721               12,300              12,304
 5/31/1998         11,880               12,494              12,471
 6/30/1998         11,930               12,544              12,525
 7/31/1998         11,973               12,575              12,571
 8/31/1998         12,142               12,769              12,750
 9/30/1998         12,266               12,928              12,880
10/31/1998         12,234               12,928              12,848
11/30/1998         12,283               12,973              12,900
12/31/1998         12,340               13,006              12,961
 1/31/1999         12,462               13,161              13,090
 2/28/1999         12,434               13,103              13,061
 3/31/1999         12,462               13,121              13,091
 4/30/1999         12,516               13,154              13,150
 5/31/1999         12,427               13,078              13,057
 6/30/1999         12,201               12,890              12,820
 7/31/1999         12,218               12,937              12,839
 8/31/1999         12,014               12,833              12,626
 9/30/1999         11,963               12,838              12,573
10/31/1999         11,669               12,699              12,265
11/30/1999         11,759               12,834              12,361
12/31/1999         11,531               12,739              12,122
 1/31/2000         11,242               12,683              11,819
 2/29/2000         11,384               12,831              11,969
 3/31/2000         11,676               13,111              12,277
 4/30/2000         11,618               13,034              12,217
 5/31/2000         11,514               12,966              12,109
 6/30/2000         11,731               13,309              12,337
 7/31/2000         11,782               13,494              12,392
 8/31/2000         11,901               13,702              12,518
 9/30/2000         11,857               13,631              12,473
10/31/2000         11,731               13,780              12,341
11/30/2000         11,712               13,884              12,322
12/31/2000         11,903               14,227              12,524
 1/31/2001         12,090               14,368              12,722
 2/28/2001         12,095               14,414              12,727
 3/31/2001         12,189               14,543              12,827
 4/30/2001         12,110               14,385              12,746
 5/31/2001         12,215               14,540              12,857
 6/30/2001         12,319               14,638              12,966
 7/31/2001         12,461               14,854              13,116
 8/31/2001          12623               15,099              13,286
 9/30/2001          12576               15,048              13,237
10/31/2001          12735               15,228              13,405
11/30/2001          12613               15,099              13,275
12/31/2001          12458               14,956              13,112
 1/31/2002          12634               15,216              13,298
 2/28/2002          12765               15,399              13,436
 3/31/2002          12565               15,097              13,226
 4/30/2002          12727               15,392              13,396
 5/31/2002          12805               15,486              13,479
 6/30/2002          12934               15,650              13,615
 7/31/2002          13141               15,851              13,832
 8/31/2002          13216               16,042              13,911
 9/30/2002          13344               16,393              14,046
10/31/2002          13045               16,121              13,731
11/30/2002          13034               16,054              13,719
12/31/2002          13263               16,393              13,960
 1/31/2003          13194               16,351              13,888
 2/28/2003          13375               16,580              14,078
 3/31/2003          13344               16,590              14,046
 4/30/2003          13484               16,700              14,194
 5/31/2003          13798               17,091              14,523
 6/30/2003          13799               17,018              14,525
 7/31/2003          13466               16,422              14,175
 8/31/2003          13551               16,545              14,264
 9/30/2003          13896               17,031              14,626
10/31/2003          13896               16,946              14,627
11/30/2003          14069               17,122              14,810
12/31/2003          14153               17,264              14,898
 1/31/2004          14234               17,363              14,984
 2/29/2004          14503               17,624              15,268
 3/31/2004          14465               17,563              15,228
 4/30/2004          14206               17,147              14,956
 5/31/2004          14228               17,085              14,979
 6/30/2004          14301               17,147              15,056
 7/31/2004          14555               17,372              15,324
 8/31/2004          14822               17,721              15,605
 9/30/2004          15318               17,815              16,128
10/31/2004          15492               17,968              16,312
11/30/2004          15399               17,820              16,214
12/31/2004          15606               18,037              16,432
 1/31/2005          15773               18,206              16,609
 2/28/2005          15757               18,145              16,593
 3/31/2005          15713               18,031              16,547
 4/30/2005          15900               18,316              16,748
 5/31/2005          16010               18,446              16,865
 6/30/2005          16152               18,560              17,015

CREDIT QUALITY (3),(4) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

MATURITY DISTRIBUTION (3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

0-1 Years        9%
2-5 Years       13%
6-10 Years      20%
11-20 Years     39%
21+ Years       19%

--------------------------------------------------------------------------------

(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Class A, Class B, Class C, Administrator Class, and Investor Class shares of the WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Municipal Bond Fund, its predecessor fund, adjusted for the Class A, Class B, and Class C shares to reflect the fees and expenses of each Class. Performance shown for the Administrator Class shares reflects the performance of the predecessor fund's Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class.The Investor Class shares annual returns are substantially similar to what the Administrator Class shares would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent the classes do not have the same expenses. Effective at the close of business on April 8, 2005, certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS.

(2) Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. You cannot invest directly in an index.

(3) Credit quality, maturity distribution and fund characteristics are subject to change.

(4) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses, calculated on a 30-day month-end basis.

(6) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(7) A portion of the Fund's income may be subject to federal, state and/or local income taxes or the alternative minimum tax (AMT). The Fund's taxable equivalent yield is based on the federal income tax rate of 35.00%. Any capital gains distributions may be taxable.

(8) The value of the securities subject to the AMT is represented as a percentage of net assets.

(9) The chart compares the performance of the WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND Class A and Investor Class shares for the most recent ten years with the Lehman Brothers Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS              PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND (the Fund) seeks current income exempt from federal income tax consistent with capital preservation.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGER                            INCEPTION DATE
   Lyle J. Fitterer, CFA, CPA              12/31/1991

HOW DID THE FUND PERFORM OVER THE EIGHT-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 1.87% (1) for the eight-month period ending June 30, 2005, outperforming its benchmark, the Lehman Brothers Municipal 3 Year Bond Index (2), which returned 0.36% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S
SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL
COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE PERIOD SHOWN. INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Federal Reserve Board (the Fed) continued its "measured" pace of interest rate hikes, which pushed short and intermediate municipal bond yields higher. Yields on bonds with maturities of five years and fewer rose the most. The Fund's modest barbell structure--emphasizing floating-rate cash equivalents and bonds with four- to six-year maturities while underweighting issues in the one- to three-year range--proved beneficial. The Fund also benefited from its lower overall sensitivity to interest rate movements, as measured by its shorter duration relative to its benchmark index.

      Better credit fundamentals and strong demand helped boost our investments in lower-quality securities. As the economy strengthened, so did the creditworthiness of many lower-quality municipal bonds. Meanwhile, demand for lower-quality municipals remained robust as investors sought out higher yields in a still-low interest rate environment. In particular, we saw good gains from our corporate-backed municipals and health care holdings.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      As lower-quality securities performed better, their yields declined to the point where we felt that in some cases we weren't getting compensated for taking on increased credit risk. Furthermore, we were seeing signs that some corporations are starting to focus on enhancing their equity performance, which may lead to increased leverage--a concern of bondholders. For those reasons, we sold some corporate-backed securities. With that said, credit fundamentals within the overall municipal market probably will continue to improve over the next six to 12 months as the impact of higher tax revenues is felt. Therefore, we've maintained a foothold, albeit a smaller one, in the lower-quality tiers of the market.

      We also reduced our exposure to New York and California bonds, which, despite their improving credit fundamentals, have become less attractive in our opinion, as these securities' yields declined relative to bonds in other sectors.

      We began the process of upgrading the Fund's credit quality, which helped offset the lower overall credit quality of the securities the Fund absorbed when the Strong Short-Term High Yield Municipal Bond Fund merged into it in April 2005. The combined Fund's average credit quality is still "A," and less than 10% of the Fund is invested in non-investment grade bonds.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We expect the Fed to be successful in controlling inflation. Although short-term rates may rise in the near term, we are likely to view that as an opportunity to increase the Fund's interest rate sensitivity.

      We will continue managing the Fund with an eye toward maximizing long-term total return. It's possible that yields on lower-quality bonds may stay at compressed levels for a while. But if we wait until credit fundamentals begin to deteriorate, it may be too late to sell. So we will look for opportunities to upgrade our credit quality, selling lower-quality holdings, lock in their recent strong performance, and look elsewhere for opportunities that we believe offer a more attractive balance between risk and reward.

      BOND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND FUND VALUES FALL AND INVESTORS CAN LOSE PRINCIPAL VALUE. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO HIGH YIELD BOND RISK AND MUNICIPAL SECURITIES RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
The views expressed are as of June 30,2005,and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND.

PERFORMANCE HIGHLIGHTS              WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                          Including Sales Charge                   Excluding Sales Charge
                                                       -------------------------------------   -------------------------------------
                                                       6-Months*   1-Year   5-Year   10-Year   6-Months*   1-Year   5-Year   10-Year
------------------------------------------------------------------------------------------------------------------------------------
     Short-Term Municipal Bond Fund -
     Class C                                             (0.10)     1.99     3.14      3.37       0.90      2.99     3.14     3.37
------------------------------------------------------------------------------------------------------------------------------------
     Short-Term Municipal Bond Fund -
     Investor Class                                                                               1.42      4.12     4.39     4.62
------------------------------------------------------------------------------------------------------------------------------------
     Benchmark
------------------------------------------------------------------------------------------------------------------------------------
        Lehman Brothers Municipal 3 Year Bond Index(2)                                            0.45      2.56     4.38     4.51

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS (3) (AS OF JUNE 30, 2005)
---------------------------------------------------------------------
     Average Credit Quality (4)                                    A
---------------------------------------------------------------------
     Weighted Average Coupon                                     4.1%
---------------------------------------------------------------------
     Weighted Average Life                                  2.0 years
---------------------------------------------------------------------
     Estimated Average Duration                             1.6 years
---------------------------------------------------------------------
     Portfolio Turnover                                           75%
---------------------------------------------------------------------
     Net Asset Value (NAV) (Class C, Inv)               $9.82, $9.83
---------------------------------------------------------------------
     30-Day SEC Yield(5) (Class C, Inv)                  2.33%, 3.27%
---------------------------------------------------------------------
     Distribution Rate(6) (Class C, Inv)                 2.34%, 3.27%
---------------------------------------------------------------------
     30-Day Taxable Equivalent Yield(7) (Class C, Inv)   3.58%, 5.03%
---------------------------------------------------------------------
     Alternative Minimum Tax (AMT) (8)                         21.90%

CREDIT QUALITY (3),(4) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA                        27%
AA                         13%
A                          21%
BBB                        29%
BB                          6%
B                           1%
Cash                        3%

GROWTH OF $10,0000 INVESTMENT(9) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               WELLS FARGO ADVANTAGE
             SHORT-TERM MUNICIPAL BOND
              FUND - INVESTOR CLASS      LB 3-YR MUNI INDEX
 6/30/1995             10000                   10,000
 7/31/1995             10152                   10,105
 8/31/1995             10215                   10,184
 9/30/1995             10239                   10,213
10/31/1995             10270                   10,262
11/30/1995             10311                   10,328
12/31/1995             10378                   10,370
 1/31/1996             10441                   10,451
 2/29/1996             10430                   10,454
 3/31/1996             10426                   10,428
 4/30/1996             10441                   10,441
 5/31/1996             10464                   10,450
 6/30/1996             10523                   10,512
 7/31/1996             10578                   10,571
 8/31/1996             10628                   10,586
 9/30/1996             10691                   10,651
10/31/1996             10770                   10,725
11/30/1996             10860                   10,825
12/31/1996             10884                   10,830
 1/31/1997             10944                   10,878
 2/28/1997             11008                   10,931
 3/31/1997             10971                   10,874
 4/30/1997             11040                   10,921
 5/31/1997             11123                   11,010
 6/30/1997             11201                   11,075
 7/31/1997             11351                   11,206
 8/31/1997             11341                   11,184
 9/30/1997             11427                   11,264
10/31/1997             11476                   11,314
11/30/1997             11530                   11,347
12/31/1997             11638                   11,424
 1/31/1998             11711                   11,499
 2/28/1998             11743                   11,523
 3/31/1998             11779                   11,542
 4/30/1998             11791                   11,526
 5/31/1998             11876                   11,633
 6/30/1998             11925                   11,672
 7/31/1998             11977                   11,714
 8/31/1998             12059                   11,828
 9/30/1998             12156                   11,903
10/31/1998             12183                   11,961
11/30/1998             12217                   11,990
12/31/1998             12284                   12,019
 1/31/1999             12377                   12,127
 2/28/1999             12410                   12,141
 3/31/1999             12446                   12,151
 4/30/1999             12496                   12,189
 5/31/1999             12480                   12,171
 6/30/1999             12351                   12,098
 7/31/1999             12400                   12,159
 8/31/1999             12396                   12,173
 9/30/1999             12419                   12,219
10/31/1999             12391                   12,221
11/30/1999             12452                   12,274
12/31/1999             12428                   12,255
 1/31/2000             12397                   12,277
 2/29/2000             12457                   12,315
 3/31/2000             12563                   12,379
 4/30/2000             12569                   12,380
 5/31/2000             12556                   12,393
 6/30/2000             12674                   12,550
 7/31/2000             12749                   12,651
 8/31/2000             12844                   12,748
 9/30/2000             12884                   12,751
10/31/2000             12923                   12,823
11/30/2000             12947                   12,875
12/31/2000             13055                   13,018
 1/31/2001             13159                   13,216
 2/28/2001             13181                   13,267
 3/31/2001             13263                   13,360
 4/30/2001             13273                   13,341
 5/31/2001             13367                   13,463
 6/30/2001             13433                   13,523
 7/31/2001             13538                   13,633
 8/31/2001             13659                   13,774
 9/30/2001             13658                   13,844
10/31/2001             13748                   13,933
11/30/2001             13754                   13,890
12/31/2001             13730                   13,876
 1/31/2002             13848                   14,053
 2/28/2002             13950                   14,158
 3/31/2002             13856                   13,947
 4/30/2002             13992                   14,152
 5/31/2002             14031                   14,234
 6/30/2002             14132                   14,357
 7/31/2002             14208                   14,468
 8/31/2002             14287                   14,561
 9/30/2002             14360                   14,675
10/31/2002             14231                   14,595
11/30/2002             14294                   14,599
12/31/2002             14428                   14,809
 1/31/2003             14476                   14,856
 2/28/2003             14564                   14,952
 3/31/2003             14563                   14,934
 4/30/2003             14622                   14,975
 5/31/2003             14771                   15,090
 6/30/2003             14826                   15,066
 7/31/2003             14734                   14,930
 8/31/2003             14792                   15,006
 9/30/2003             14905                   15,231
10/31/2003             14917                   15,159
11/30/2003             14983                   15,173
12/31/2003             15008                   15,206
 1/31/2004             15047                   15,258
 2/29/2004             15114                   15,388
 3/31/2004             15121                   15,347
 4/30/2004             15070                   15,192
 5/31/2004             15031                   15,132
 6/30/2004             15088                   15,159
 7/31/2004             15193                   15,270
 8/31/2004             15310                   15,431
 9/30/2004             15348                   15,448
10/31/2004             15420                   15,491
11/30/2004             15411                   15,417
12/31/2004             15489                   15,477
 1/31/2005             15509                   15,457
 2/28/2005             15545                   15,411
 3/31/2005             15553                   15,361
 4/30/2005             15591                   15,439
 5/31/2005             15635                   15,467
 6/30/2005             15709                   15,547

MATURITY DISTRIBUTION (3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

0-1   Years                63%
2-5   Years                34%
6-10  Years                 2%
21+   Years                 1%

--------------------------------------------------------------------------------
(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Class C and Investor Class shares of the WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND for periods prior to April 11,2005, reflects the performance of the Class C and Investor Class shares, respectively, of the Strong Short-Term Municipal Bond Fund, its predecessor fund. Performance shown for the Class C shares for periods prior to January 31, 2003, reflects the performance of the predecessor fund's Investor Class shares, adjusted to reflect the contingent deferred sales charge and the different expenses of the Class C shares. Effective at the close of business on April 8, 2005, certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS.

(2) Lehman Brothers Municipal 3 Year Bond Index is the 3-year (2-4) component of the Municipal Bond index. The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. You cannot invest directly in an index.

(3) Credit quality, maturity distribution and fund characteristics are subject to change.

(4) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses, calculated on a 30-day month-end basis.

(6) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(7) A portion of the Fund's income may be subject to federal, state and/or local income taxes or the alternative minimum tax (AMT). The Fund's taxable equivalent yield is based on the federal income tax rate of 35.00%. Any capital gains distributions may be taxable.

(8) The value of the securities subject to the AMT is represented as a percentage of net assets.

(9) The chart compares the performance of the WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND Investor Class shares for the most recent ten years with the Lehman Brothers Municipal 3 Year Bond Index. The chart assumes a hypothetical $10,000 investment in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS              PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND (the
Fund) seeks current income exempt from federal income tax consistent with capital preservation.

ADVISER                                SUB-ADVISER
   Wells Fargo Funds Management, LLC      Wells Capital Management Incorporated

FUND MANAGER                           INCEPTION DATE
   Lyle J. Fitterer, CFA, CPA             11/30/1995

HOW DID THE FUND PERFORM OVER THE EIGHT-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 0.67%(1) for the eight-month period ending June 30, 2005, slightly underperforming its benchmark, the Lehman Brothers Municipal 1 Year Bond Index(2), which returned 0.75% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADVISOR CLASS, INSTITUTIONAL CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      A further decline in the value of one of our multi-family housing bonds detracted from Fund performance and was the primary reason why it lagged its benchmark. After a series of efforts to improve the performance of the properties that supported these bonds, we recently determined that significant, additional capital would need to be injected into the deal for repairs and maintenance. Therefore, we believed the best course of action was to sell our holding during a period in which strong demand for distressed housing bonds helped to increase the liquidity of the bonds.

      Apart from that isolated bond, most of the other strategies we pursued worked favorably. The Federal Reserve Board (the Fed) continued its "measured" pace of interest rate hikes, which pushed short and intermediate municipal bond yields higher. Yields on bonds with maturities of five years and fewer rose the most. The Fund's modest barbell structure--emphasizing floating-rate cash equivalents and bonds with three- to four-year maturities while underweighting issues in the one- to two-year range--proved beneficial. The Fund also benefited from its lower overall sensitivity to interest rate movements, as measured by its shorter duration relative to its benchmark index.

      Better credit fundamentals and strong demand helped boost the Fund's investments in lower-quality securities. As the economy strengthened, so too did the creditworthiness of many lower-quality municipal bonds. Meanwhile, demand for those lower-quality municipals remained robust as investors sought out higher yields in a still-low interest rate environment. In particular, we saw good gains from our corporate-backed municipals and health care holdings.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      As lower-quality securities performed better, their yields declined to the point where we felt that in some cases we weren't getting compensated for taking on increased credit risk. Furthermore, we were seeing signs that some corporations are starting to focus on enhancing their equity performance which may lead to increased leverage--a concern of bond holders. For these reasons, we sold some corporate-backed securities. We also reduced our exposure to New York and California bonds, which, despite their improving credit fundamentals, have become less attractive in our opinion as their yields have declined relative to other sectors.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We expect the Fed to be successful in controlling inflation. Although short-term interest rates may continue to rise in the near term, we are likely to view that as an opportunity to increase the Fund's interest rate sensitivity.

      We will continue to manage the Fund with an eye toward maximizing long-term total return. It's possible that yields on lower-quality bonds may stay at compressed levels for awhile. But if we wait until credit fundamentals begin to deteriorate, it may be too late to sell. So we will be watching for potential opportunities to upgrade the Fund's credit quality, selling lower-quality holdings and locking in their recent strong performance, as we look elsewhere for opportunities that we believe offer a more attractive balance between risk and reward.

      BOND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND FUND VALUES FALL AND INVESTORS CAN LOSE PRINCIPAL VALUE. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO HIGH YIELD BOND RISK AND MUNICIPAL SECURITIES RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
The views expressed are as of June 30,2005,and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND.

PERFORMANCE HIGHLIGHTS

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                                                          6-Months*   1-Year   5-Year   Life of Fund
------------------------------------------------------------------------------------------------------------------------------------
   Ultra Short-Term Municipal Income Fund - Advisor Class (Incept. Date 10/02/2000)          0.55      0.88     1.96        2.85
------------------------------------------------------------------------------------------------------------------------------------
   Ultra Short-Term Municipal Income Fund - Institutional Class (Incept. Date 7/31/2000)     1.04      1.53     2.72        3.49
------------------------------------------------------------------------------------------------------------------------------------
   Ultra Short-Term Municipal Income Fund - Investor Class (Incept. Date 11/30/1995)         0.66      1.18     2.38        3.32
------------------------------------------------------------------------------------------------------------------------------------
   Benchmark
------------------------------------------------------------------------------------------------------------------------------------
      Lehman Brothers Municipal 1 Year Bond Index(2)                                         0.72      1.51     3.20        3.69
------------------------------------------------------------------------------------------------------------------------------------

 * RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
---------------------------------------------------------------------------
   Average Credit Quality(4)                                             A
---------------------------------------------------------------------------
   Weighted Average Coupon                                             4.0%
---------------------------------------------------------------------------
   Weighted Average Life                                          0.7 years
---------------------------------------------------------------------------
   Estimated Average Duration                                     0.6 years
---------------------------------------------------------------------------
   Portfolio Turnover                                                   47%
---------------------------------------------------------------------------
   Net Asset Value (NAV) (Adv, Inst, Inv Class)        $4.77, $4.77, $4.77
---------------------------------------------------------------------------
   30-Day SEC Yield(5) (Adv, Inst, Inv Class)           2.98%, 3.41%, 3.06%
---------------------------------------------------------------------------
   Distribution Rate(6) (Adv, Inst, Inv Class)          2.71%, 3.14%, 2.80%
---------------------------------------------------------------------------
   30-Day Taxable Equivalent Yield(7)
   (Adv, Inst, Inv Class)                               4.58%, 5.25%, 4.71%
---------------------------------------------------------------------------
   Alternative Minimum Tax (AMT) (8)                                 21.11%

CREDIT QUALITY(3),(4) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA                                           18%
AA                                            16%
A                                             28%
BBB                                           30%
BB                                             5%
Cash                                           3%

GROWTH OF $10,000 INVESTMENT(9) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               WELLS FARGO ADVANTAGE ULTRA
                 SHORT-TERM MUNICIPAL
              INCOME FUND - INVESTOR CLASS   LB 1-YR MUNI INDEX
11/30/1995               10000                     10,000
12/31/1995               10086                     10,038
 1/31/1996               10118                     10,095
 2/29/1996               10141                     10,120
 3/31/1996               10138                     10,126
 4/30/1996               10173                     10,150
 5/31/1996               10225                     10,176
 6/30/1996               10272                     10,226
 7/31/1996               10335                     10,269
 8/31/1996               10382                     10,289
 9/30/1996               10444                     10,335
10/31/1996               10488                     10,388
11/30/1996               10532                     10,451
12/31/1996               10577                     10,473
 1/31/1997               10623                     10,534
 2/28/1997               10663                     10,568
 3/31/1997               10681                     10,562
 4/30/1997               10702                     10,605
 5/31/1997               10769                     10,658
 6/30/1997               10831                     10,701
 7/31/1997               10893                     10,767
 8/31/1997               10913                     10,780
 9/30/1997               10973                     10,835
10/31/1997               11016                     10,877
11/30/1997               11052                     10,910
12/31/1997               11117                     10,959
 1/31/1998               11181                     11,017
 2/28/1998               11195                     11,055
 3/31/1998               11235                     11,087
 4/30/1998               11255                     11,100
 5/31/1998               11320                     11,158
 6/30/1998               11360                     11,199
 7/31/1998               11403                     11,237
 8/31/1998               11462                     11,305
 9/30/1998               11502                     11,359
10/31/1998               11544                     11,413
11/30/1998               11581                     11,447
12/31/1998               11626                     11,479
 1/31/1999               11661                     11,543
 2/28/1999               11695                     11,585
 3/31/1999               11734                     11,595
 4/30/1999               11776                     11,621
 5/31/1999               11792                     11,643
 6/30/1999               11809                     11,633
 7/31/1999               11853                     11,675
 8/31/1999               11870                     11,703
 9/30/1999               11888                     11,743
10/31/1999               11907                     11,768
11/30/1999               11950                     11,805
12/31/1999               11974                     11,814
 1/31/2000               11968                     11,860
 2/29/2000               12011                     11,895
 3/31/2000               12060                     11,947
 4/30/2000               12078                     11,976
 5/31/2000               12079                     11,995
 6/30/2000               12153                     12,093
 7/31/2000               12223                     12,160
 8/31/2000               12270                     12,223
 9/30/2000               12294                     12,250
10/31/2000               12368                     12,308
11/30/2000               12392                     12,354
12/31/2000               12444                     12,446
 1/31/2001               12490                     12,594
 2/28/2001               12532                     12,635
 3/31/2001               12580                     12,700
 4/30/2001               12625                     12,724
 5/31/2001               12671                     12,814
 6/30/2001               12715                     12,865
 7/31/2001               12755                     12,921
 8/31/2001               12772                     13,000
 9/30/2001               12830                     13,063
10/31/2001               12866                     13,120
11/30/2001               12826                     13,132
12/31/2001               12836                     13,165
 1/31/2002               12871                     13,272
 2/28/2002               12904                     13,319
 3/31/2002               12885                     13,226
 4/30/2002               12918                     13,327
 5/31/2002               12955                     13,386
 6/30/2002               13013                     13,451
 7/31/2002               13048                     13,500
 8/31/2002               13086                     13,546
 9/30/2002               13143                     13,576
10/31/2002               13122                     13,557
11/30/2002               13157                     13,586
12/31/2002               13189                     13,672
 1/31/2003               13223                     13,704
 2/28/2003               13280                     13,738
 3/31/2003               13282                     13,738
 4/30/2003               13312                     13,754
 5/31/2003               13370                     13,798
 6/30/2003               13394                     13,816
 7/31/2003               13391                     13,811
 8/31/2003               13417                     13,829
 9/30/2003               13411                     13,893
10/31/2003               13434                     13,878
11/30/2003               13457                     13,891
12/31/2003               13481                     13,907
 1/31/2004               13507                     13,936
 2/29/2004               13499                     13,986
 3/31/2004               13465                     13,987
 4/30/2004               13489                     13,954
 5/31/2004               13485                     13,932
 6/30/2004               13510                     13,945
 7/31/2004               13535                     14,000
 8/31/2004               13586                     14,059
 9/30/2004               13582                     14,051
10/31/2004               13609                     14,051
11/30/2004               13522                     14,033
12/31/2004               13580                     14,054
 1/31/2005               13609                     14,065
 2/28/2005               13608                     14,063
 3/31/2005               13634                     14,052
 4/30/2005               13577                     14,080
 5/31/2005               13638                     14,097
 6/30/2005               13669                     14,156

MATURITY DISTRIBUTION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

0-1   Years                                   93%
2-5   Years                                    7%

--------------------------------------------------------------------------------
(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Advisor Class, Institutional Class and Investor Class shares of the WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND prior to April 11,2005, reflects the performance of the Advisor Class, Institutional Class and Investor Class shares, respectively, of the Strong Ultra Short-Term Municipal Income Fund, its predecessor fund. Performance shown for the Advisor Class shares for periods prior to October 2, 2000, reflects the performance of the predecessor fund's Investor Class shares, adjusted to reflect expenses of the Advisor Class. Performance shown for the Institutional Class shares for periods prior to July 31, 2000, reflects the performance of the predecessor fund's Investor Class shares and has not been restated for the lower expense ratio of the Institutional Class shares. Effective at the close of business on April 8, 2005, certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS.

(2) Lehman Brothers Municipal 1 Year Bond Index is the 1-year (1-2) component of the Municipal Bond index. The Lehman Brothers Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. You cannot invest directly in an index.

(3) Credit quality, maturity distribution and fund characteristics are subject to change.

(4) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses, calculated on a 30-day month-end basis.

(6) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(7) A portion of the Fund's income may be subject to federal, state and/or local income taxes or the alternative minimum tax (AMT). The Fund's taxable equivalent yield is based on the federal income tax rate of 35.00%. Any capital gains distributions may be taxable.

(8) The value of the securities subject to the AMT is represented as a percentage of net assets.

(9) The chart compares the performance of the WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND Investor Class shares for the life of the Fund with the Lehman Brothers Municipal 1 Year Bond Index. The chart assumes a hypothetical $10,000 investment in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS              PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND (the Fund) seeks a high level of current income exempt from federal income tax and Wisconsin individual income tax, without assuming undue risk.

ADVISER                                SUB-ADVISER
   Wells Fargo Funds Management, LLC      Wells Capital Management Incorporated
FUND MANAGER                           INCEPTION DATE
   Lyle J. Fitterer, CFA, CPA             4/06/2001

HOW DID THE FUND PERFORM OVER THE EIGHT-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 3.26%(1) for the eight-month period ending June 30, 2005, nearly matching its benchmark, the Lehman Brothers Municipal Bond Index(2), which returned 3.29% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------
      Rising short-term interest rates lifted yields on short and intermediate municipal bonds. Yields on bonds with maturities of five years and fewer rose the most. The Fund's modest barbell structure--emphasizing floating-rate cash equivalents and intermediate bonds while underweighting bonds with two-to five-year maturities--proved beneficial.

      Demand for lower-quality credits remained strong, thanks to continued low interest rates and favorable economic conditions at both the state and national level. Rising home values in many areas of Wisconsin helped boost property tax collections while economic strength bolstered income, corporate, and sales tax revenue receipts. This trend helped to improve the credit quality of our lower-quality holdings, which saw their prices hold steady or rise.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      In a climate of rising short-term interest rates, it helped the Fund's performance to have a duration shorter than the benchmark. To maintain our desired duration, we sold U.S. Treasury futures, rather than municipal bonds. This strategy was based on historical trends--when interest rates are rising, municipal securities have typically outperformed U.S. Treasuries. Although this is not always the case, the past eight months fit the historical pattern nicely.

      We maintained exposure to zero-coupon bonds with longer maturities. These bonds did not perform well until the final months of the period because their longer duration and relatively high volatility made them vulnerable to rising rates. However, we continued to maintain our position in these securities because of their additional yield and because they have historically outperformed other types of bonds with equivalent durations. They have also done very well during times when the yield curve is flattening--an ongoing situation we expect to continue.

      Lower-quality securities continued to benefit from improving credit quality and strong demand. However, the additional yield offered by these lower-tier credits has declined significantly. In those cases where we believed the bonds no longer offered high- enough yields to compensate us for their risk, we reduced our exposure accordingly.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We anticipate that the Fund's duration will remain relatively close to its benchmark, unless there is a major movement in interest rates. Although the Federal Reserve Board is expected to further increase short-term interest rates, much of this expectation is already reflected in current yields. During the next several months, we believe that some caution may be warranted within the lower-quality sectors. The additional yield that investors earn for owning many of these credits is now at historically low levels. Investors have already become cautious within the taxable corporate bond market, and we believe it is only a matter of time before some of this caution spills over into the municipal bond sector.

      We will continue to primarily seek opportunities, when available and priced appropriately, in Wisconsin issuers rather than securities issued in U.S. territories such as Puerto Rico, which are exempt from both state and federal income taxes. If the yield curve continues to flatten, we likely will sell some of our variable-rate cash equivalents and reinvest the proceeds in longer-maturity securities. A flat yield curve historically has been a good indicator that rates have peaked, and we may want to "lock in" some higher yields by buying these longer securities.

      BOND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND FUND VALUES FALL AND INVESTORS CAN LOSE PRINCIPAL VALUE. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO HIGH YIELD BOND RISK, MUNICIPAL SECURITIES RISK AND STATE OF WISCONSIN RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
The views expressed are as of June 30,2005,and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND.

PERFORMANCE HIGHLIGHTS              WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                                Including Sales Charge        Excluding Sales Charge
                                                              ---------------------------   ---------------------------
                                                                                  Life of                       Life of
                                                              6-Month*   1-Year    Fund     6-Month*   1-Year    Fund
-----------------------------------------------------------------------------------------------------------------------
      Wisconsin Tax Free Fund - Class C (Incept. Date           1.33      5.70     5.20       2.33      6.70     5.20
      12/26/2002)
-----------------------------------------------------------------------------------------------------------------------
      Wisconsin Tax Free Fund - Investor Class (Incept. Date                                  2.80      7.79     6.54
      4/06/2001)
-----------------------------------------------------------------------------------------------------------------------
      Benchmark
-----------------------------------------------------------------------------------------------------------------------
         Lehman Brothers Municipal Bond Index(2)                                              2.89      8.24     5.91

      *  RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
-----------------------------------------------------------------------
      Average Credit Quality(4)                                       A
-----------------------------------------------------------------------
      Weighted Average Coupon                                      4.1%
-----------------------------------------------------------------------
      Weighted Average Life                                   5.8 years
-----------------------------------------------------------------------
      Estimated Average Duration                              5.7 years
-----------------------------------------------------------------------
      Portfolio Turnover                                            24%
-----------------------------------------------------------------------
      Net Asset Value (NAV) (Class C, Inv)              $10.70, $10.70
-----------------------------------------------------------------------
      30-Day SEC Yield(5) (Class C, Inv)                   2.42%, 3.15%
-----------------------------------------------------------------------
      Distribution Rate(6) (Class C, Inv)                  2.83%, 3.57%
-----------------------------------------------------------------------
      30-Day Taxable Equivalent Yield(7) (Class C, Inv)    3.99%, 5.20%
-----------------------------------------------------------------------
      Alternative Minimum Tax(8) (AMT)                            5.24%

CREDIT QUALITY(3),(4) (AS OF JUNE 30,2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA                        46%
AA                          5%
A                          18%
BBB                        24%
BB                          6%
Cash                        1%

GROWTH OF $10,000 INVESTMENT(9) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

              WELLS FARGO ADVANTAGE
              WISCONSIN TAX-FREE FUND -
                  INVESTOR CLASS           LB MUNI BOND INDEX
  4/6/2001             10000                    10,000
 4/30/2001              9975                     9,892
 5/31/2001             10127                     9,998
 6/30/2001             10219                    10,065
 7/31/2001             10359                    10,214
 8/31/2001             10515                    10,382
 9/30/2001             10500                    10,348
10/31/2001             10636                    10,471
11/30/2001             10568                    10,383
12/31/2001             10494                    10,284
 1/31/2002             10647                    10,463
 2/28/2002             10778                    10,589
 3/31/2002             10592                    10,381
 4/30/2002             10834                    10,584
 5/31/2002             10902                    10,648
 6/30/2002             11016                    10,761
 7/31/2002             11176                    10,899
 8/31/2002             11304                    11,031
 9/30/2002             11532                    11,272
10/31/2002             11360                    11,085
11/30/2002             11316                    11,039
12/31/2002             11542                    11,272
 1/31/2003             11521                    11,244
 2/28/2003             11679                    11,401
 3/31/2003             11728                    11,408
 4/30/2003             11824                    11,483
 5/31/2003             12094                    11,752
 6/30/2003             12053                    11,702
 7/31/2003             11639                    11,292
 8/31/2003             11713                    11,377
 9/30/2003             12028                    11,711
10/31/2003             11980                    11,652
11/30/2003             12097                    11,774
12/31/2003             12192                    11,871
 1/31/2004             12245                    11,939
 2/29/2004             12385                    12,119
 3/31/2004             12348                    12,077
 4/30/2004             12119                    11,791
 5/31/2004             12089                    11,748
 6/30/2004             12130                    11,791
 7/31/2004             12278                    11,946
 8/31/2004             12482                    12,185
 9/30/2004             12548                    12,250
10/31/2004             12662                    12,355
11/30/2004             12575                    12,253
12/31/2004             12718                    12,403
 1/31/2005             12820                    12,519
 2/28/2005             12776                    12,477
 3/31/2005             12736                    12,398
 4/30/2005             12911                    12,594
 5/31/2005             12988                    12,684
 6/30/2005             13075                    12,762

MATURITY DISTRIBUTION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

0-1 Years                  17%
2-5 Years                  15%
6-10 Years                 12%
11-20 Years                45%
21+ Years                  11%

--------------------------------------------------------------------------------
(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Class C and Investor Class shares of the WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND for periods prior to April 11, 2005, reflects the performance of the Class C and Investor Class shares of the Strong Wisconsin Tax-Free Fund, its predecessor fund. Performance shown for the Class C shares for periods prior to December 26, 2002, reflects the performance of the predecessor fund's Investor Class shares shares, adjusted to reflect contingent deferred sales charge and the different expenses of the Class C shares. Effective at the close of business on April 8, 2005, certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS.

(2) Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. You cannot invest directly in an index.

(3) Credit quality, maturity distribution and fund characteristics are subject to change.

(4) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses, calculated on a 30-day month-end basis.

(6) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(7) A portion of the Fund's income may be subject to federal, state and/or local income taxes or the alternative minimum tax (AMT). The Fund's taxable equivalent yield is based on the combined federal and Wisconsin income tax rate of 39.39%. Any capital gains distributions may be taxable.

(8) The value of the securities subject to the AMT is represented as a percentage of net assets.

(9) The chart compares the performance of the WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND Investor Class shares for the life of the Fund with the Lehman Brothers Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS           FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period (January 1, 2005 to June 30, 2005).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                     Beginning      Ending
                                                      Account       Account     Expenses     Net Annual
                                                       Value         Value     Paid During    Expense
      Intermediate Tax-Free Fund                      1/1/2005    6/30/2005      Period(1)      Ratio
-------------------------------------------------------------------------------------------------------
      Intermediate Tax-Free Fund - Investor Class
      Actual                                         $ 1,000.00   $ 1,022.80     $ 3.06        0.61%
-------------------------------------------------------------------------------------------------------
      Hypothetical
         (5% return before expenses)                 $ 1,000.00   $ 1,021.77     $ 3.06        0.61%
      Municipal Bond Fund
-------------------------------------------------------------------------------------------------------
      Municipal Bond Fund - Class A
      Actual(2)                                      $ 1,000.00   $ 1,028.20     $ 1.91        0.85%
-------------------------------------------------------------------------------------------------------
      Hypothetical
         (5% return before expenses)                 $ 1,000.00   $ 1,020.58     $ 4.26        0.85%
-------------------------------------------------------------------------------------------------------
      Municipal Bond Fund - Class B
      Actual(2)                                      $ 1,000.00   $ 1,026.50     $ 3.60        1.60%
-------------------------------------------------------------------------------------------------------
      Hypothetical
         (5% return before expenses)                 $ 1,000.00   $ 1,016.86     $ 8.00        1.60%
-------------------------------------------------------------------------------------------------------
      Municipal Bond Fund - Class C
      Actual(2)                                      $ 1,000.00   $ 1,026.50     $ 3.60        1.60%
-------------------------------------------------------------------------------------------------------
      Hypothetical
         (5% return before expenses)                 $ 1,000.00   $ 1,016.86     $ 8.00        1.60%
-------------------------------------------------------------------------------------------------------
      Municipal Bond Fund - Administrator Class
      Actual(2)                                      $ 1,000.00   $ 1,029.00     $ 1.04        0.46%
-------------------------------------------------------------------------------------------------------
      Hypothetical
         (5% return before expenses)                 $ 1,000.00   $ 1,022.51     $ 2.31        0.46%
-------------------------------------------------------------------------------------------------------
      Municipal Bond Fund - Investor Class
      Actual                                         $ 1,000.00   $ 1,035.50     $ 4.04        0.80%
-------------------------------------------------------------------------------------------------------
      Hypothetical
         (5% return before expenses)                 $ 1,000.00   $ 1,020.83     $ 4.01        0.80%

-------------------------------------------------------------------------------------------------------

FUND EXPENSES (UNAUDITED)           WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

                                                                  Beginning   Ending
                                                                   Account    Account       Expenses     Net Annual
                                                                    Value      Value       Paid During    Expense
      Short-Term Municipal Bond Fund                              1/1/2005   6/30/2005      Period(1)      Ratio
-------------------------------------------------------------------------------------------------------------------
      Short-Term Municipal Bond Fund - Class C
      Actual                                                     $ 1,000.00   $ 1,009.00     $ 8.52        1.71%
-------------------------------------------------------------------------------------------------------------------
      Hypothetical
         (5% return before expenses)                             $ 1,000.00   $ 1,016.31     $ 8.55        1.71%
-------------------------------------------------------------------------------------------------------------------
      Short-Term Municipal Bond Fund - Investor Class
      Actual                                                     $ 1,000.00   $ 1,014.20     $ 3.35        0.67%
-------------------------------------------------------------------------------------------------------------------
      Hypothetical
         (5% return before expenses)                             $ 1,000.00   $ 1,021.47     $ 3.36        0.67%
      Ultra Short-Term Municipal Income Fund
-------------------------------------------------------------------------------------------------------------------
      Ultra Short-Term Municipal Income Fund - Advisor Class
      Actual                                                     $ 1,000.00   $ 1,005.50     $ 4.92        0.99%
-------------------------------------------------------------------------------------------------------------------
      Hypothetical
         (5% return before expenses)                             $ 1,000.00   $ 1,019.89     $ 4.96        0.99%
-------------------------------------------------------------------------------------------------------------------
      Ultra Short-Term Municipal Income Fund - Institutional
      Class
      Actual                                                     $ 1,000.00   $ 1,010.40     $ 2.14        0.43%
-------------------------------------------------------------------------------------------------------------------
      Hypothetical
         (5% return before expenses)                             $ 1,000.00   $ 1,022.66     $ 2.16        0.43%
-------------------------------------------------------------------------------------------------------------------
      Ultra Short-Term Municipal Income Fund - Investor Class
      Actual                                                     $ 1,000.00   $ 1,006.60     $ 3.83        0.77%
-------------------------------------------------------------------------------------------------------------------
      Hypothetical
         (5% return before expenses)                             $ 1,000.00   $ 1,020.98     $ 3.86        0.77%
      Wisconsin Tax-Free Fund
-------------------------------------------------------------------------------------------------------------------
      Wisconsin Tax-Free Fund - Class C
      Actual                                                     $ 1,000.00   $ 1,023.30     $ 7.42        1.48%
-------------------------------------------------------------------------------------------------------------------
      Hypothetical
         (5% return before expenses)                             $ 1,000.00   $ 1,017.46     $ 7.40        1.48%
-------------------------------------------------------------------------------------------------------------------
      Wisconsin Tax-Free Fund - Investor Class
      Actual                                                     $ 1,000.00   $ 1,028.00     $ 2.77        0.55%
-------------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)                   $ 1,000.00   $ 1,022.07     $ 2.76        0.55%
-------------------------------------------------------------------------------------------------------------------

(1) EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT SIX-MONTH PERIOD DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

(2) THIS CLASS COMMENCED OPERATIONS ON APRIL 11, 2005. ACTUAL EXPENSES SHOWN FOR THIS CLASS ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 81/365 (TO REFLECT THE PERIOD FROM APRIL 11, 2005 TO JUNE 30, 2005).

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
MUNICIPAL BONDS & NOTES - 96.77%

ALABAMA - 2.57%
$       450,000    BIRMINGHAM AL SPECIAL CARE FACILITIES FINANCING AUTHORITY
                   BAPTIST MEDICAL CENTER HEALTH SYSTEM SERIES A-1**                     4.35%        11/15/2028    $       454,401
        835,000    JEFFERSON COUNTY AL SERIES A                                          5.25         01/01/2011            911,060
        500,000    MONTGOMERY AL BMC SPECIAL CARE FACILITIES FINANCING
                   AUTHORITY BAPTIST HEALTH SERIES A (HEALTHCARE FACILITIES
                   REVENUE LOC)^                                                         3.48         11/15/2012            481,360

                                                                                                                          1,846,821
                                                                                                                    ---------------

ALASKA - 0.66%
        350,000    ALASKA ENERGY AUTHORITY BRADLEY LAKE FOURTH SERIES (ELECTRIC
                   REVENUE LOC)                                                          6.00         07/01/2015            414,218
         55,000    NORTHERN TOBACCO SECURITIZATION CORPORATION AK                        4.80         06/01/2011             57,180

                                                                                                                            471,398
                                                                                                                    ---------------

ARIZONA - 0.58%
          5,000    MARICOPA COUNTY AZ IDA SAMARITAN HEALTH SERVICES
                   SERIES B (HEALTHCARE FACILITIES REVENUE LOC)                          7.15         12/01/2005              5,095
        375,000    VERRADO AZ COMMUNITY FACILITIES DISTRICT NUMBER 1                     6.00         07/15/2013            412,860

                                                                                                                            417,955
                                                                                                                    ---------------

CALIFORNIA - 4.32%
        265,000    ABAG FINANCE AUTHORITY FOR NONPROFIT CORPORATIONS O'CONNER
                   WOODS OBLIGATION GROUP (HEALTHCARE FACILITIES REVENUE LOC)            5.40         11/01/2009            275,131
        800,000    AGUA CALIENTE BAND OF CAHUILLA INDIANS                                4.60         07/01/2008            803,672
        125,000    CALIFORNIA STATE**                                                    5.00         03/01/2010            137,400
        125,000    CALIFORNIA STATE                                                      5.50         04/01/2011            139,399
        300,000    GOLDEN STATE CA TOBACCO SECURITIZATION CORPORATION SERIES A           7.88         06/01/2042            360,933
        290,000    GOLDEN STATE CA TOBACCO SECURITIZATION CORPORATION SERIES B           5.50         06/01/2019            304,416
        300,000    GOLDEN STATE TOBACCO SECURITIZATION CORPORATION CALIFORNIA
                   TOBACCO SETTLEMENT REVENUE SERIES 2003-A-1                            6.75         06/01/2039            337,623
        350,000    SANTA ROSA CA RANCHERIA TACHI YOKUT TRIBE ENTERPRISE                  5.50         03/01/2008            354,784
        250,000    SOUTH ORANGE COUNTY CA PFA (OTHER REVENUE LOC)                        5.10         09/02/2010            271,780
        100,000    SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY                            6.75         07/01/2013            120,040

                                                                                                                          3,105,178
                                                                                                                    ---------------

COLORADO - 0.82%
        245,000    NORTHWEST PARKWAY CO PUBLIC HIGHWAY AUTHORITY CAPITAL
                   APPRECIATION CONVERTIBLE (TOLL ROAD REVENUE LOC)^                     3.82         06/15/2012            202,431
        450,000    NORTHWEST PARKWAY CO PUBLIC HIGHWAY AUTHORITY CAPITAL
                   APPRECIATION CONVERTIBLE (TOLL ROAD REVENUE LOC)^                     3.80         06/15/2016            384,750

                                                                                                                            587,181
                                                                                                                    ---------------

DISTRICT OF COLUMBIA - 0.25%
        160,000    DISTRICT COLUMBIA TOBACCO SETTLEMENT FINANCING CORPORATION
                   (EXCISE TAX REVENUE LOC)                                              6.75         05/15/2040            176,360
                                                                                                                    ---------------

FLORIDA - 7.21%
      1,250,000    BREVARD COUNTY FL HEALTH FACILITIES AUTHORITY RETIREMENT
                   HOUSING FUNDING (HEALTHCARE FACILITIES REVENUE LOC)**+/-              5.00         12/01/2028          1,250,000
        500,000    BROWARD COUNTY FL WHEELABRATOR SERIES A                               4.50         12/01/2011            520,985
        500,000    CAPITAL PROJECTS FINANCE AUTHORITY CAPITAL PROJECTS (COLLEGE
                   AND UNIVERSITY REVENUE LOC)#                                          5.50         10/01/2014            548,855

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
FLORIDA (CONTINUED)
$       440,000    DADE COUNTY FL HEALTH FACILITIES AUTHORITY MIAMI
                   CHILDREN'S HOSPITAL PROJECT (HEALTHCARE FACILITIES
                   REVENUE LOC)**                                                        5.00%        02/01/2010    $       471,447
      1,000,000    GULF BREEZE FL MIAMI BEACH LOCAL GOVERNMENT SERIES B
                   (OTHER REVENUE LOC)                                                   4.75         12/01/2015          1,071,710
        500,000    GULF BREEZE FLORIDA REVENUE FGIC INSURED (GENERAL
                   OBLIGATION - STATES, TERRITORIES LOC)**                               5.50         12/01/2015            552,030
        665,000    ST LUCIE COUNTY FL (UTILITIES REVENUE LOC)                            5.50         10/01/2016            769,006

                                                                                                                          5,184,033
                                                                                                                    ---------------

GEORGIA - 1.26%
        255,000    COBB-MARIETTA GA COLISEUM & EXHIBIT HALL AUTHORITY
                   (OTHER REVENUE LOC)                                                   5.50         10/01/2018            294,395
        500,000    GEORGIA MUNICIPAL ELECTRIC AUTHORITY POWER REVENUE
                   SERIES Y MBIA INSURED (ELECTRIC REVENUE LOC)                          6.50         01/01/2017            610,575

                                                                                                                            904,970
                                                                                                                    ---------------

ILLINOIS - 8.94%
        350,000    AURORA IL SERIES B                                                    4.90         12/30/2011            355,548
      1,000,000    CHICAGO IL GAS SUPPLY REVENUE PEOPLES GAS LIGHT & COKE
                   SERIES B**+/-                                                         4.75         03/01/2030          1,044,830
        550,000    CHICAGO IL HOUSING AUTHORITY                                          5.38         07/01/2013            602,822
      1,000,000    CHICAGO IL WASTEWATER TRANSMISSION REVENUE SERIES A
                   AMBAC INSURED (SEWER REVENUE LOC)                                     5.38         01/01/2013          1,103,640
        355,000    GRUNDY COUNTY IL SCHOOL DISTRICT NUMBER 054 MORRIS                    8.75         12/01/2016            450,981
        250,000    ILLINOIS EDUCATIONAL FACILITIES AUTHORITY MEDIUM TERM
                   NORTHWESTERN UNIVERSITY**+/-                                          5.10         11/01/2032            271,655
        750,000    ILLINOIS EDUCATIONAL FACILITIES AUTHORITY MEDIUM TERM
                   NORTHWESTERN UNIVERSITY**+/-                                          5.15         11/01/2032            822,660
        390,000    ILLINOIS FINANCE AUTHORITY CHICAGO CHARTER SCHOOL
                   FOUNDATION PROJECT SERIES A                                           5.25         12/01/2012            401,076
        330,000    ILLINOIS FINANCE AUTHORITY COMMUNITY REHABILITATION
                   PROVIDERS FACILITIES SERIES A                                         5.70         07/01/2012            345,589
        200,000    ILLINOIS FINANCE AUTHORITY COMMUNITY REHABILITATION
                   PROVIDERS SERIES A                                                    5.50         07/01/2012            209,000
      1,000,000    MCHENRY & KANE COUNTIES IL COMMUNITY CONSOLIDATED
                   SCHOOL DISTRICT 158 CAPITAL
                   APPRECIATION SCHOOL BUILDING (PROPERTY TAX REVENUE LOC)^              3.99         01/01/2011            819,520

                                                                                                                          6,427,321
                                                                                                                    ---------------

INDIANA - 0.51%
        350,000    INDIANA BOND BANK REVOLVING FUNDING PROGRAM SERIES A                  4.80         02/01/2013            363,947
                                                                                                                    ---------------

IOWA - 0.43%
        150,000    DES MOINES IA HOSPITAL REVENUE REFUNDED IOWA HEALTH
                   SYSTEMS AMBAC INSURED (HEALTH FACILITIES FINANCING
                   AUTHORITY REVENUE LOC)                                                5.25         08/15/2015            153,459
        145,000    TOBACCO SETTLEMENT AUTHORITY OF IOWA SERIES B                         5.50         06/01/2012            156,155

                                                                                                                            309,614
                                                                                                                    ---------------

KANSAS - 2.36%
        160,000    KANSAS DEVELOPMENT FINANCE AUTHORITY HEALTH FACILITIES
                   HARTFORD (HEALTHCARE FACILITIES REVENUE LOC)                          6.13         04/01/2012            180,794
        500,000    MANHATTAN KS COMMERCIAL DEVELOPMENT REVENUE HOLIDAY INN
                   SUBSERIES B                                                          11.00         07/01/2016            809,680

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
KANSAS (CONTINUED)
$       680,000    MANHATTAN KS TRANSPORTATION DEVELOPMENT DISTRICT                      4.15%        08/01/2015    $       707,812

                                                                                                                          1,698,286
                                                                                                                    ---------------

MICHIGAN - 2.08%
        350,000    MICHIGAN STATE HOSPITAL FINANCE AUTHORITY ST JOHN HOSPITAL &
                   MEDICAL CENTER (HEALTHCARE FACILITIES REVENUE LOC)                    6.00         05/15/2010            392,402
      1,000,000    ROMEO MI COMMUNITY SCHOOL DISTRICT (EDUCATIONAL FACILITIES
                   REVENUE LOC)                                                          5.00         05/01/2012          1,101,950

                                                                                                                          1,494,352
                                                                                                                    ---------------

MINNESOTA - 0.74%
        260,000    MINNEAPOLIS MN SAINT MARYS HOSPITAL & REHABILITATION                 10.00         06/01/2013            333,736
        120,000    MINNESOTA STATE HOUSING FINANCE AGENCY%%                              4.00         01/01/2015            120,094
         75,000    ROSEVILLE MN INDEPENDENT SCHOOL DISTRICT NUMBER 623 SCHOOL
                   DISTRICT CREDIT ENHANCEMENT PROGRAM SERIES A (PROPERTY TAX
                   REVENUE LOC)                                                          5.00         02/01/2017             80,819

                                                                                                                            534,649
                                                                                                                    ---------------

MISSISSIPPI - 0.43%
        280,000    MISSISSIPPI DEVELOPMENT BANK SPECIAL OBLIGATION GULFPORT WATER &
                   SEWER SYSTEMS PROJECT FSA INSURED (GENERAL OBLIGATION - BOND
                   BANK LOC)                                                             5.25         07/01/2011            310,156
                                                                                                                    ---------------

MISSOURI - 2.78%
        100,000    CAPE GIRARDEAU COUNTY MO IDA SOUTHEAST HOSPITAL ASSOCIATION           3.63         06/01/2007            100,418
        360,000    CHESTERFIELD MO REFUNDING & IMPROVEMENTS CHESTERFIELD VALLEY
                   PROJECT                                                               4.50         04/15/2016            360,202
        500,000    LAKE OF THE OZARKS MO COMMUNITY BRIDGE CORPORATION                    5.25         12/01/2014            508,460
      1,000,000    SAINT CHARLES COUNTY MO IDA HOUSING VANDERBILT APARTMENTS**+/-        5.00         02/01/2029          1,025,670

                                                                                                                          1,994,750
                                                                                                                    ---------------

MONTANA - 0.01%
          5,000    BILLINGS MT                                                           3.80         03/01/2008              5,016
                                                                                                                    ---------------

NEBRASKA - 1.58%
      1,000,000    OMAHA NE PUBLIC POWER DISTRICT SERIES B                               6.15         02/01/2012          1,139,100
                                                                                                                    ---------------

NEW HAMPSHIRE - 0.52%
      1,085,000    MANCHESTER NH HOUSING & REDEVELOPMENT AUTHORITY CAPITAL
                   APPRECIATION SERIES B (OTHER REVENUE LOC)^                            5.60         01/01/2025            376,593
                                                                                                                    ---------------

NEW JERSEY - 1.04%
        750,000    NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY WANAQUE CONVALESCENT
                   CENTER PROJECT A                                                      3.75         02/15/2012            749,790
                                                                                                                    ---------------

NEW YORK - 13.00%
        100,000    NASSAU COUNTY NY IDA                                                  6.88         07/01/2010            106,369
        800,000    NEW YORK NY IDA NEW YORK INSTITUTION OF TECHNOLOGY PROJECT
                   (COLLEGE AND UNIVERSITY REVENUE LOC)                                  5.25         03/01/2018            884,352
        550,000    NEW YORK NY SERIES A                                                  5.25         08/01/2009            593,351
        500,000    NEW YORK NY SERIES B                                                  5.75         08/01/2015            561,375
        500,000    NEW YORK NY SERIES C                                                  5.25         08/01/2009            539,410

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
NEW YORK (CONTINUED)
$       400,000    NEW YORK NY TRANSITIONAL FINANCE AUTHORITY FUTURE TAX+/-              5.25%        02/01/2029    $       437,988
      1,000,000    NEW YORK STATE DORMITORY AUTHORITY AIDS LONG TERM HEALTH CARE
                   FACILITIES                                                            5.00         11/01/2011          1,069,980
        750,000    NEW YORK STATE DORMITORY AUTHORITY CITY UNIVERSITY SYSTEM
                   SERIES C                                                              7.50         07/01/2010            828,855
        500,000    NEW YORK STATE DORMITORY AUTHORITY HOSPITAL SERIES A (HEALTHCARE
                   FACILITIES REVENUE LOC)                                               6.00         08/15/2015            569,410
        500,000    NEW YORK STATE DORMITORY
                   AUTHORITY SERIES B**+/-                                               5.25         11/15/2023            551,205
        500,000    NEW YORK STATE URBAN DEVELOPMENT CORPORATION SERIES C**               4.00         01/01/2020            512,665
        100,000    TOBACCO SETTLEMENT FINANCING AUTHORITY NEW YORK SERIES B (OTHER
                   REVENUE LOC)                                                          4.00         06/01/2012            105,986
        500,000    TOBACCO SETTLEMENT FINANCING AUTHORITY NEW YORK SERIES B (OTHER
                   REVENUE LOC)                                                          5.25         06/01/2013            534,970
        110,000    TOBACCO SETTLEMENT FINANCING AUTHORITY NEW YORK SERIES C1             5.00         06/01/2011            112,159
      1,500,000    TOBACCO SETTLEMENT FINANCING AUTHORITY NEW YORK SERIES C1             5.50         06/01/2015          1,647,960
        250,000    TRIBOROUGH NY BRIDGE & TUNNEL AUTHORITY SERIES Y (TOLL ROAD
                   REVENUE LOC)                                                          5.50         01/01/2017            288,715

                                                                                                                          9,344,750
                                                                                                                    ---------------

NORTH CAROLINA - 3.58%
      1,960,000    CUMBERLAND COUNTY NC HOSPITAL FACILITIES REVENUE CUMBERLAND
                   COUNTY HOSPITALSYSTEMS INCORPORATED RADIAN INSURED
                   (HOSPITAL REVENUE LOC)                                                5.25         10/01/2014          2,113,664
        360,000    NORTH CAROLINA MEDICAL CARE COMMISSION HEALTH CARE HOUSING
                   PROJECT SERIES A                                                      4.65         10/01/2014            358,052
         95,000    NORTH CAROLINA MUNICIPAL POWER AGENCY NUMBER 1 CATAWBA ELECTRIC
                   REVENUE                                                               7.25         01/01/2007            100,832

                                                                                                                          2,572,548
                                                                                                                    ---------------

NORTH DAKOTA - 1.18%
        400,000    BURLEIGH COUNTY ND HEALTHCARE REVENUE MEDCENTER ONE INCORPORATED
                   MBIA INSURED (HEALTH FACILITIES FINANCING AUTHORITY REVENUE LOC)      5.25         05/01/2013            428,212
        350,000    MERCER COUNTY ND ANTELOPE VALLEY STATION (ELECTRIC REVENUE LOC)       7.20         06/30/2013            422,530

                                                                                                                            850,742
                                                                                                                    ---------------

OHIO - 3.02%
        410,000    LAKEWOOD OH LAKEWOOD HOSPITAL ASSOCIATION                             5.50         02/15/2012            450,188
        195,000    OHIO STATE HIGHER EDUCATIONAL FACILITY COMMISSION CAPITAL
                   APPRECIATION SERIES D                                                 6.25         07/01/2010            222,876
        500,000    OHIO STATE REFUNDING & IMPROVEMENTS                                   6.00         08/01/2010            567,350
        855,000    ROCKY RIVER OH PUBLIC LIBRARY DISTRICT LIBRARY REVENUE                5.00         12/01/2014            927,957

                                                                                                                          2,168,371
                                                                                                                    ---------------

OKLAHOMA - 2.86%
        505,000    LANGSTON OK ECONOMIC DEVELOPMENT (ECONOMIC DEVELOPMENT REVENUE
                   LOC)                                                                  4.25         05/01/2012            515,191
         50,000    OKLAHOMA DEVELOPMENT FINANCE AUTHORITY COMANCHE COUNTY HOSPITAL
                   PROJECT SERIES B                                                      5.35         07/01/2008             52,382
      1,250,000    TULSA OK INDUSTRIAL AUTHORITY UNIVERSITY OF TULSA SERIES A
                   (COLLEGE AND UNIVERSITY REVENUE LOC)                                  6.00         10/01/2016          1,485,838

                                                                                                                          2,053,411
                                                                                                                    ---------------

PENNSYLVANIA - 4.13%
        500,000    ALLEGHENY COUNTY PA RDA PITTSBURGH MILLS PROJECT**+/-                 5.10         07/01/2014            522,155
        965,000    DELAWARE VALLEY PA REGIONAL FINANCIAL AUTHORITY SERIES A (OTHER
                   REVENUE LOC)**+/-                                                     3.89         07/01/2027            988,546

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
PENNSYLVANIA (CONTINUED)
$       600,000    PENNSYLVANIA CONVENTION CENTER AUTHORITY SERIES A (OTHER
                   REVENUE LOC)                                                          6.70%        09/01/2016    $       730,272
        650,000    PENNSYLVANIA STATE HIGHER EDUCATIONAL FACILITIES AUTHORITY
                   ALLEGHENY DELAWARE VALLEY SERIES A (HEALTHCARE FACILITIES
                   REVENUE LOC)                                                          5.70         11/15/2011            727,226

                                                                                                                          2,968,199
                                                                                                                    ---------------

PUERTO RICO - 0.77%
        260,000    CHILDREN'S TRUST FUND PUERTO RICO**                                   5.75         07/01/2010            275,842
        250,000    PUERTO RICO PUBLIC FINANCE CORPORATION COMMONWEALTH SERIES
                   A**+/-                                                                5.75         08/01/2027            277,100

                                                                                                                            552,942
                                                                                                                    ---------------

SOUTH CAROLINA - 2.69%
        250,000    CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION
                   SERIES B^                                                             8.39         01/01/2032             28,565
      1,750,000    CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION
                   SERIES B^                                                             8.30         01/01/2037            147,630
      2,000,000    CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION
                   SERIES B^                                                             8.22         01/01/2038            158,440
        500,000    GREENVILLE SC HOSPITAL SYSTEM BOARD SERIES A (HEALTHCARE
                   FACILITIES REVENUE LOC)                                               5.25         05/01/2014            556,485
        250,000    RICHLAND COUNTY SC INTERNATIONAL PAPER COMPANY PROJECTS SERIES A      4.25         10/01/2007            254,440
        700,000    SOUTH CAROLINA EDUCATIONAL FACILITIES AUTHORITY BENEDICT COLLEGE
                   (COLLEGE AND UNIVERSITY REVENUE LOC)                                  5.75         07/01/2017            784,329

                                                                                                                          1,929,889
                                                                                                                    ---------------

SOUTH DAKOTA - 1.65%
        600,000    HEARTLAND SD CONSUMERS POWER DISTRICT (ELECTRIC REVENUE LOC)          6.00         01/01/2012            683,640
        500,000    LOWER BRULE SIOUX TRIBE SOUTH DAKOTA SERIES-B                         5.25         05/01/2015            499,580

                                                                                                                          1,183,220
                                                                                                                    ---------------

TENNESSEE - 1.47%
      1,000,000    SHELBY COUNTY TN HEALTH EDUCATIONAL & HOUSING FACILITIES BOARD
                   FLOAT BAPTIST MEMORIAL HEALTHCARE**+/-                                5.00         09/01/2020          1,053,080
                                                                                                                    ---------------

TEXAS - 7.98%
      1,405,000    BEXAR COUNTY TX REVENUE PROJECT (OTHER REVENUE LOC)                   5.75         08/15/2022          1,509,462
        715,000    DENTON COUNTY TX (GENERAL OBLIGATION - BOND BANK LOC)                 5.00         07/15/2016            789,832
      1,000,000    EL PASO COUNTY TX CAPITAL ACCUMULATION^                               4.37         09/01/2015            670,470
      1,000,000    HIDALGO COUNTY TX (PROPERTY TAX REVENUE LOC)                          5.00         08/15/2011          1,093,540
        750,000    LUBBOCK TX HOUSING FINANCE CORPORATION CAPITAL APPRECIATION^          4.14         10/01/2015            501,210
        250,000    MIDTOWN TX RDA (TAX REVENUE LOC)                                      5.00         01/01/2009            263,612
        195,000    SAM RAYBURN TX MUNICIPAL POWER AGENCY (OTHER REVENUE LOC)             5.00         10/01/2009            207,566
        625,000    SPRING TX INDEPENDENT SCHOOL DISTRICT (GENERAL OBLIGATION
                   - SCHOOL DISTRICTS LOC)                                               5.20         02/15/2017            657,144
         40,000    WESLACO HEALTH FACILITIES DEVELOPMENT CORPORATION KNAPP MEDICAL
                   CENTER PROJECT                                                        5.00         06/01/2007             41,173

                                                                                                                          5,734,009
                                                                                                                    ---------------

VIRGINIA - 3.48%
         45,000    DINWIDDIE COUNTY VA IDA SCHOOL FACILITIES PROJECT A                   5.30         02/01/2008             46,962
        305,000    DINWIDDIE COUNTY VA IDA SCHOOL FACILITIES PROJECT A                   5.55         02/01/2012            317,722

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
VIRGINIA (CONTINUED)
$       800,000    GREATER RICHMOND VA CONVENTION CENTER AUTHORITY CONVENTION
                   CENTER EXPANSION PROJECT                                              5.50%        06/15/2010    $       876,168
        120,000    POCAHONTAS PARKWAY ASSOCIATION VIRGINIA TOLL ROAD REVENUE
                   SERIES-B ACA-CBI INSURED (TOLL ROAD REVENUE LOC)^                     5.76         08/15/2024             40,464
      1,050,000    SUFFOLK VA REDEVELOPMENT & HOUSING AUTHORITY WINDSOR AT
                   POTOMAC PROJECT**+/-                                                  4.85         07/01/2031          1,115,341
        100,000    VIRGINIA HOUSING DEVELOPMENT AUTHORITY SERIES D SUBSERIES D 1
                   (HOUSING REVENUE LOC)                                                 4.50         07/01/2010            105,634

                                                                                                                          2,502,291
                                                                                                                    ---------------

WASHINGTON - 6.32%
        600,000    CHELAN COUNTY WA PUBLIC UTILITY DISTRICT NUMBER 1 WACHELAN
                   HYDRO SERIES A (ELECTRIC REVENUE LOC)^                                4.84         06/01/2018            338,502
        310,000    GRANT COUNTY WA PUBLIC UTILITY DISTRICT NO 2 SERIES G
                   (ELECTRIC REVENUE LOC)                                                5.25         01/01/2012            345,501
        400,000    SNOHOMISH COUNTY WA PUBLIC HOSPITAL DISTRICT NUMBER 3 SERIES A        6.00         06/01/2010            415,216
        500,000    SPOKANE COUNTY WA SCHOOL DISTRICT NUMBER 081 (PROPERTY TAX
                   REVENUE LOC)^                                                         3.82         12/01/2012            458,375
        500,000    SPOKANE COUNTY WA SCHOOL DISTRICT NUMBER 081 SPOKANE
                   CONVERTABLE DEFERRED INTEREST MBIA INSURED (PROPERTY TAX
                   REVENUE LOC)^                                                         3.60         12/01/2010            445,960
        300,000    SPOKANE WA SERIES B                                                   5.40         01/01/2010            315,606
        200,000    TOBACCO SETTLEMENT AUTHORITY OF WASHINGTON                            5.50         06/01/2012            215,216
        100,000    VANCOUVER WA (WATER REVENUE LOC)**                                    4.90         06/01/2010            104,054
      1,000,000    WASHINGTON STATE HEALTH CARE FACILITIES AUTHORITY REVENUE
                   OVERLAKE HOSPITAL MEDICAL CENTER-B (HEALTH FACILITIES FINANCING
                   AUTHORITY REVENUE LOC)                                                5.00         07/01/2012          1,080,840
         75,000    WASHINGTON STATE HOUSING FINANCE COMMISSION CRISTA MINISTRIES
                   PROJECT A                                                             5.35         07/01/2014             76,861
        610,000    WASHINGTON STATE SERIES B                                             6.40         06/01/2017            749,239

                                                                                                                          4,545,370
                                                                                                                    ---------------

WISCONSIN - 5.55%
        415,000    BADGER TOBACCO ASSET SECURITIZATION CORPORATION                       5.00         06/01/2008            431,770
        435,000    BADGER TOBACCO ASSET SECURITIZATION CORPORATION                       5.00         06/01/2009            456,707
        545,000    BADGER TOBACCO ASSET SECURITIZATION CORPORATION                       6.00         06/01/2017            576,032
        500,000    MILWAUKEE WI REDEVELOPMENT AUTHORITY REVENUE SCIENCE EDUCATION
                   CONSORTIUM PROJECT SERIES A                                           5.75         08/01/2035            490,850
         70,000    ST. CROIX FALLS WI CDA                                                3.95         12/01/2008             71,171
         70,000    ST. CROIX FALLS WI CDA                                                4.20         12/01/2009             71,910
         75,000    ST. CROIX FALLS WI CDA                                                4.40         12/01/2010             77,835
        500,000    WESTON WI CDA COMMUNITY DEVELOPMENT SERIES A                          4.25         10/01/2017            505,365
        890,000    WISCONSIN HEALTH & EDUCATIONAL FACILITIES AUTHORITY BELL TOWER
                   RESIDENCE PROJECT                                                     4.75         07/01/2015            930,388
        230,000    WISCONSIN HEALTH & EDUCATIONAL FACILITIES AUTHORITY DIVINE
                   SAVIOR HEALTHCARE (HEALTHCARE FACILITIES REVENUE LOC)                 4.70         05/01/2008            238,027
        124,000    WISCONSIN HEALTH & EDUCATIONAL FACILITIES AUTHORITY MARSHFIELD
                   CLINIC SERIES B                                                       6.25         02/15/2010            136,260

                                                                                                                          3,986,315
                                                                                                                    ---------------

TOTAL MUNICIPAL BONDS & NOTES (COST $68,285,882)                                                                         69,542,607
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
SHORT-TERM INVESTMENTS - 2.31%

MUTUAL FUND - 2.31%
      1,662,498    WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET TRUST~++                                    $     1,662,498
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $1,662,498)                                                                            1,662,498
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $69,948,380)*                                   99.08%                                                        $    71,205,105
OTHER ASSETS AND LIABILITIES, NET                      0.92                                                                 664,413
                                                     ------                                                         ---------------
TOTAL NET ASSETS                                     100.00%                                                        $    71,869,518
                                                     ------                                                         ---------------

** THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

^     ZERO COUPON/STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
      MATURITY.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

+/-   VARIABLE RATE INVESTMENTS.

%%    SECURITIES ISSUED ON A WHEN-ISSUED (TBA) BASIS. (SEE NOTE 2)

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $1,662,498.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE       VALUE
MUNICIPAL BONDS & NOTES - 96.83%

ALABAMA - 1.45%
$     2,750,000    BIRMINGHAM AL SPECIAL CARE FACILITIES FINANCING AUTHORITY
                   BAPTIST MEDICAL CENTER HEALTH SYSTEM SERIES A-1**                     4.35%        11/15/2028    $     2,776,895
      1,690,000    BIRMINGHAM AL SPECIAL CARE FACILITIES FINANCING AUTHORITY
                   BAPTIST MEDICAL CENTERS HEALTH SYSTEM SERIES A-2**                    4.35         11/15/2028          1,706,528
      1,000,000    JEFFERSON COUNTY AL SERIES A                                          5.25         01/01/2015          1,103,750

                                                                                                                          5,587,173
                                                                                                                    ---------------

ALASKA - 0.52%
        210,000    NORTHERN TOBACCO SECURITIZATION CORPORATION AK                        5.60         06/01/2009            223,465
        745,000    NORTHERN TOBACCO SECURITIZATION CORPORATION AK                        5.70         06/01/2011            799,646
        925,000    NORTHERN TOBACCO SECURITIZATION CORPORATION AK                        6.20         06/01/2022            972,221

                                                                                                                          1,995,332
                                                                                                                    ---------------

ARIZONA - 2.39%
         25,000    ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX CHILDREN'S
                   HOSPITAL SERIES A                                                     5.30         11/15/2008             24,763
         30,000    ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX CHILDREN'S
                   HOSPITAL SERIES A                                                     5.50         11/15/2010             29,847
        290,000    ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX CHILDREN'S
                   HOSPITAL SERIES A                                                     5.38         02/15/2018            282,593
        140,000    ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX CHILDREN'S
                   HOSPITAL SERIES A                                                     6.13         11/15/2022            142,481
         75,000    ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX CHILDREN'S
                   HOSPITAL SERIES A                                                     5.88         02/15/2027             75,866
        100,000    ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX CHILDREN'S
                   HOSPITAL SERIES A                                                     6.25         11/15/2029            102,153
      1,250,000    MARICOPA COUNTY AZ IDA SAMARITAN HEALTH SERVICES SERIES A
                   (HEALTHCARE FACILITIES REVENUE LOC)                                   7.00         12/01/2016          1,580,825
      1,000,000    MESA AZ UTILITY SYSTEM REVENUE (UTILITIES REVENUE LOC)                5.00         07/01/2020          1,128,910
      3,425,000    VERRADO AZ COMMUNITY FACILITIES DISTRICT NUMBER 1                     6.00         07/15/2013          3,770,788
      2,025,000    YAVAPAI COUNTY AZ IDA                                                 5.45         06/01/2033          2,069,550

                                                                                                                          9,207,776
                                                                                                                    ---------------

CALIFORNIA - 9.21%
        810,000    AGUA CALIENTE BAND OF CAHUILLA INDIANS                                4.60         07/01/2008            813,718
      2,005,000    ALAMEDA CA CORRIDOR TRANSPORTATION AUTHORITY SERIES
                   A (TRANSPORTATION REVENUE LOC)^                                       5.21         10/01/2030            603,726
     10,300,000    BAKERSFIELD CA CTFS^                                                  5.01         04/15/2021          5,124,456
        600,000    CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY SAN DIEGO
                   GAS & ELECTRIC COMPANY SERIES A                                       6.80         06/01/2015            719,370
      3,000,000    CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
                   SANTEE COURT APARTMENTS SERIES Z-S                                    7.50         11/20/2036          3,108,030
      5,000,000    FOOTHILL CA EASTERN TRANSPORTATION CORRIDOR AGENCY
                   CAPITAL APPRECIATION SENIOR LIEN SERIES A^                            6.72         01/01/2019          2,875,200
     10,000,000    FOOTHILL CA EASTERN TRANSPORTATION CORRIDOR AGENCY
                   CAPITAL APPRECIATION SENIOR LIEN SERIES A^                            5.96         01/15/2030          2,404,500
      1,445,000    FOOTHILL EASTERN CORRIDOR AGENCY CALIFORNIA TOLL REVENUE
                   CONSERVATION CAPITAL APPRECIATION SENIOR LIEN SERVICE A               7.05         01/01/2010          1,691,113
        305,000    GOLDEN STATE CA TOBACCO SECURITIZATION CORPORATION
                   SERIES 2003 A-1                                                       6.63         06/01/2040            340,340

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE       VALUE
CALIFORNIA (CONTINUED)
$       235,000    GOLDEN STATE TOBACCO SECURITIZATION CORPORATION CA SERIES A-3         7.88%        06/01/2042    $       282,989
      1,500,000    GOLDEN STATE TOBACCO SECURITIZATION CORPORATION CA SERIES A4          7.80         06/01/2042          1,798,965
      4,000,000    GOLDEN STATE TOBACCO SECURITIZATION CORPORATION CA SERIES B           5.63         06/01/2038          4,443,080
      1,000,000    GOLDEN STATE TOBACCO SECURITIZATION CORPORATION CA TOBACCO
                   SETTLEMENT ENHANCED ASSET BACKED SERIES B                             5.50         06/01/2033          1,104,490
      1,305,000    GOLDEN STATE TOBACCO SECURITIZATION CORPORATION CALIFORNIA
                   TOBACCO SETTLEMENT REVENUE SERIES 2003-A-1                            6.75         06/01/2039          1,468,660
      2,015,000    HUNTINGTON BEACH CA HIGH SCHOOL DISTRICT (PROPERTY TAX
                   REVENUE LOC)^                                                         5.07         08/01/2029            630,856
      1,000,000    MADERA COUNTY CA VALLEY CHILDRENS HOSPITAL (HEALTHCARE
                   FACILITIES REVENUE LOC)                                               6.50         03/15/2015          1,202,180
      1,800,000    PORT HUENEME CA REDEVELOPMENT AGENCY CENTRAL COMMUNITY
                   PROJECT (TAX INCREMENTAL REVENUE LOC)                                 5.50         05/01/2014          2,067,516
      1,000,000    ROSEVILLE CA JOINT UNION HIGH SCHOOL DISTRICT SERIES B
                   (PROPERTY TAX REVENUE LOC)^                                           5.95         08/01/2015            666,710
      1,000,000    SANTA CLARA COUNTY CA FINANCING AUTHORITY FACILITY
                   REPLACEMENT PROJECT A (LEASE REVENUE LOC)                             7.75         11/15/2008          1,153,420
      3,000,000    SANTA ROSA CA RANCHERIA TACHI YOKUT TRIBE ENTERPRISE                  5.50         03/01/2008          3,041,010

                                                                                                                         35,540,329
                                                                                                                    ---------------
COLORADO - 4.14%
      3,000,000    COLORADO EDUCATIONAL & CULTURAL FACILITIES AUTHORITY BROMLEY
                   EAST PROJECT SERIES A**                                               7.25         09/15/2030          3,590,670
      1,000,000    COLORADO EDUCATIONAL & CULTURAL FACILITIES AUTHORITY
                   COLORADO LUTHERAN HIGH SCHOOL ASSOCIATION PROJECT SERIES A            7.63         06/01/2034          1,066,250
        500,000    COLORADO EDUCATIONAL & CULTURAL FACILITIES AUTHORITY DENVER
                   ACADEMY SERIES A                                                      7.13         11/01/2028            538,115
      1,000,000    COLORADO EDUCATIONAL & CULTURAL FACILITIES AUTHORITY DENVER
                   ARTS SCHOOL PROJECT                                                   8.00         05/01/2034          1,045,150
      1,000,000    COLORADO EDUCATIONAL & CULTURAL FACILITIES AUTHORITY HERITAGE
                   CHRISTIAN SCHOOL SERIES A                                             7.50         06/01/2034          1,118,500
      1,000,000    COLORADO EDUCATIONAL & CULTURAL FACILITIES AUTHORITY
                   LEADERSHIP PREP ACADEMY                                               7.88         05/01/2027            896,580
        500,000    COLORADO HEALTH FACILITIES AUTHORITY VAIL VALLEY MEDICAL
                   CENTER PROJECT                                                        5.00         01/15/2010            525,995
      1,020,000    COLORADO WATER RESERVE POWER DEVELOPMENT AUTHORITY CLEAN
                   WATER REVENUE SERIES A                                                4.50         09/01/2026          1,035,769
      5,000,000    E-470 PUBLIC HIGHWAY AUTHORITY CAPITAL APPRECIATION SENIOR
                   LIEN SERIES B (TOLL ROAD REVENUE LOC)^                                5.69         09/01/2016          3,146,100
      2,240,000    NORTHWEST PARKWAY CO PUBLIC HIGHWAY AUTHORITY CAPITAL
                   APPRECIATION CONVERTIBLE (TOLL ROAD REVENUE LOC)^                     3.80         06/15/2016          1,915,200
      1,100,000    PINEY CREEK METROPOLITAN DISTRICT COLORADO                            5.50         12/01/2035          1,099,945

                                                                                                                         15,978,274
                                                                                                                    ---------------

CONNECTICUT - 0.47%
      1,500,000    CONNECTICUT TRANSPORTATION INFRASTRUCTURE SERIES B                    6.50         10/01/2012          1,797,630
                                                                                                                    ---------------

  DISTRICT OF COLUMBIA - 0.92%
      1,035,000    DISTRICT COLUMBIA TOBACCO SETTLEMENT FINANCING CORPORATION            6.50         05/15/2033          1,204,326
      1,710,000    DISTRICT COLUMBIA TOBACCO SETTLEMENT FINANCING CORPORATION            6.75         05/15/2040          1,884,848

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE       VALUE
DISTRICT OF COLUMBIA (CONTINUED)
$       270,000    DISTRICT OF COLUMBIA TOBACCO SETTLEMENT FINANCING CORPORATION         5.38%        05/15/2010    $       287,450
        175,000    DISTRICT OF COLUMBIA TOBACCO SETTLEMENT FINANCING CORPORATION         5.70         05/15/2012            190,188

                                                                                                                          3,566,812
                                                                                                                    ---------------
FLORIDA - 2.04%
      1,500,000    BREVARD COUNTY FL HEALTH FACILITIES AUTHORITY RETIREMENT
                   HOUSING FUNDING (HEALTHCARE FACILITIES REVENUE LOC)**+/-              4.40         12/01/2028          1,500,000
        420,000    BROWARD COUNTY FL WHEELABRATOR SERIES A                               4.50         06/01/2011            437,724
      2,000,000    CAPITAL TRUST AGENCY FL SEMINOLE TRIBE CONVENTION SERIES A           10.00         10/01/2033          2,226,440
      1,000,000    CELEBRATION COMMUNITY DEVELOPMENT DISTRICT FLORIDA
                   SPECIAL ASSESSMENT REFUNDING BOND (SPECIAL TAX REVENUE LOC)           4.00         05/01/2016          1,007,400
        315,000    GULF BREEZE FL MIAMI BEACH LOCAL GOVERNMENT SERIES B
                   (OTHER REVENUE LOC)                                                   4.75         12/01/2015            337,588
      1,835,000    MIAMI BEACH FL HEALTH FACILITIES AUTHORITY MOUNT SINAI
                   MEDICAL CENTER                                                        6.00         11/15/2007          1,921,080
        430,000    PINELLAS COUNTY FL HFA MULTI COUNTY PROGRAM SUBSERIES A-4             5.50         03/01/2036            437,052

                                                                                                                          7,867,284
                                                                                                                    ---------------
GEORGIA - 9.84%
      4,930,000    ATLANTA GA RAPID TRANSIT AUTHORITY SERIES P (SALES TAX
                   REVENUE LOC)                                                          6.25         07/01/2020          6,028,650
      3,000,000    ATLANTA GA SERIES A (AIRPORT REVENUE LOC)**                           5.50         01/01/2010          3,337,260
      3,070,000    ATLANTA GA SERIES C (AIRPORT REVENUE LOC)                             6.25         01/01/2014          3,438,339
        225,000    ATLANTA URBAN RESIDENTIAL FINANCE AUTHORITY EVERGREEN
                   VILLAGE ESTATES PROJECT SERIES A                                      5.88         05/01/2007            219,557
      1,675,000    ATLANTA URBAN RESIDENTIAL FINANCE AUTHORITY EVERGREEN
                   VILLAGE ESTATES PROJECT SERIES A                                      6.38         05/01/2017          1,493,664
      2,965,000    ATLANTA URBAN RESIDENTIAL FINANCE AUTHORITY EVERGREEN
                   VILLAGE ESTATES PROJECT SERIES A                                      6.50         05/01/2027          2,511,592
      2,995,000    COLQUITT COUNTY GA DEVELOPMENT AUTHORITY ZERO COUPON SERIES A^        5.67         12/01/2021          1,433,108
      4,595,000    COLQUITT COUNTY GA DEVELOPMENT AUTHORITY ZERO COUPON
                   SUBSERIES C (HEALTHCARE FACILITIES REVENUE LOC)^                      5.67         12/01/2021          2,198,708
      2,365,000    FAYETTE COUNTY GA SCHOOL DISTRICT (PROPERTY TAX REVENUE LOC)^         4.17         03/01/2018          1,945,969
      1,340,000    FAYETTE COUNTY GA SCHOOL DISTRICT (PROPERTY TAX REVENUE LOC)^         4.23         03/01/2019          1,099,993
          5,000    GEORGIA MUNICIPAL ELECTRIB AUTHORITY POWER REVENUE
                   (ELECTRIC REVENUE LOC)**                                              6.50         01/01/2017              6,107
        450,000    GEORGIA MUNICIPAL ELECTRIC AUTHORITY POWER REVENUE
                   (ELECTRIC REVENUE LOC)                                                6.50         01/01/2017            549,518
      4,300,000    GEORGIA STATE SERIES B                                                6.25         03/01/2011          4,984,517
      1,000,000    GEORGIA STATE SERIES E#                                               6.75         12/01/2012          1,222,940
      2,000,000    MUNICIPAL ELECTRIC AUTHORITY OF GEORGIA PROJECT ONE SUBSERIES
                   A (UTILITIES REVENUE LOC)                                             5.25         01/01/2014          2,258,620
     11,000,000    WASHINGTON GA WILKES PAYROLL DEVELOPMENT AUTHORITY ZERO
                   COUPON SUBSERIES C (HEALTHCARE FACILITIES REVENUE LOC)^               6.78         12/01/2021          5,263,500

                                                                                                                         37,992,042
                                                                                                                    ---------------

ILLINOIS - 3.72%
      2,740,000    AURORA IL SERIES B                                                    5.85         12/30/2013          2,792,306
        500,000    CHICAGO IL HOUSING AUTHORITY                                          5.38         07/01/2013            548,020
      2,000,000    COOK COUNTY IL COMMUNITY CONSOLIDATED SCHOOL DISTRICT
                   NUMBER 15 PALATINE CAPITAL APPRECIATION
                   (PROPERTY TAX REVENUE LOC)^                                           4.73         12/01/2019          1,064,760

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
ILLINOIS (CONTINUED)
$     1,340,000    COOK COUNTY IL SCHOOL DISTRICT NUMBER 159 MATTESON-RICHTON
                   PARK CAPITAL APPRECIATION (PROPERTY TAX REVENUE LOC)^                 5.01%        12/01/2028    $       441,235
        455,000    GRUNDY COUNTY IL SCHOOL DISTRICT NUMBER 054 MORRIS                    8.75         12/01/2017            580,821
        545,000    GRUNDY COUNTY IL SCHOOL DISTRICT NUMBER 054 MORRIS                    8.70         12/01/2018            697,949
        570,000    GRUNDY COUNTY IL SCHOOL DISTRICT NUMBER 054 MORRIS                    8.50         12/01/2019            726,756
      1,670,000    ILLINOIS FINANCE AUTHORITY ADVENTIST HEALTH SYSTEM SUNBELT
                   OBLIGATED GROUP                                                       5.50         11/15/2029          1,743,279
        410,000    ILLINOIS FINANCE AUTHORITY CHICAGO CHARTER SCHOOL FOUNDATION
                   PROJECT SERIES A                                                      5.25         12/01/2012            421,644
      2,330,000    ILLINOIS FINANCE AUTHORITY CHICAGO CHARTER SCHOOL FOUNDATION
                   PROJECT SERIES A                                                      6.13         12/01/2022          2,499,671
        450,000    ILLINOIS HEALTH FACILITIES AUTHORITY CONDELL MEDICAL CENTER           7.00         05/15/2022            500,674
      1,290,000    ILLINOIS HOUSING DEVELOPMENT AUTHORITY MFHR
                   (HOUSING REVENUE LOC)                                                 5.00         07/01/2025          1,305,790
      1,535,000    WILL COUNTY IL COMMUNITY SCHOOL DISTRICT NUMBER 161 SUMMIT
                   HILL CAPITAL APPRECIATION (PROPERTY TAX REVENUE LOC)^                 4.10         01/01/2015          1,045,934

                                                                                                                         14,368,839
                                                                                                                    ---------------

IOWA - 0.22%
        750,000    IOWA FINANCE AUTHORITY                                                6.75         02/15/2013            841,928
                                                                                                                    ---------------

KANSAS - 1.04%
        470,000    KANSAS DEVELOPMENT FINANCE AUTHORITY HEALTH FACILITIES
                   HARTFORD (HEALTHCARE FACILITIES REVENUE LOC)                          6.13         04/01/2012            531,081

        500,000    MANHATTAN KS COMMERCIAL DEVELOPMENT REVENUE HOLIDAY INN
                   SUBSERIES B                                                          11.00         07/01/2016            809,680
      1,000,000    SEDGWICK & SHAWNEE COUNTIES KS MORTGAGE BACKED
                   SECURITIES SERIES A-5 (HOUSING REVENUE LOC)+/-                        4.00         12/01/2036          1,094,060
      1,510,000    SEDGWICK AND SHAWNEE COUNTIES KANSAS SINGLE FAMILY
                   REVENUE GOVERNMENT NATIONAL MARTGAGE ASSOCIATION (SINGLE
                   FAMILY HOUSING REVENUE LOC)+/-                                        6.50         12/01/2022          1,584,051

                                                                                                                          4,018,872
                                                                                                                    ---------------
KENTUCKY - 0.27%
      1,000,000    MUHLENBERG COUNTY KY MUHLENBERG COMMUNITY HOSPITAL PROJECT            6.75         07/01/2010          1,033,560

LOUISIANA - 2.52%
        900,000    CALCASIEU PARISH LA INDUSTRIAL DEVELOPMENT BOARD ENTERGY
                   GULF STATES INCORPORATED                                              5.45         07/01/2010            911,277
      6,550,000    CLAIBORNE PARISH LA LAW ENFORCEMENT DISTRICT CLAIBORNE
                   CORRECTIONAL FACILITIES PROJECT                                       6.25         03/01/2019          6,809,445
      3,400,000    LOUISIANA PUBLIC FACILITIES AUTHORITY SERIES B^                       5.12         12/01/2019          1,782,212
        340,000    NEW ORLEANS LA CAPITAL APPRECIATION (PROPERTY TAX
                   REVENUE LOC)^                                                         4.22         09/01/2016            216,077

                                                                                                                          9,719,011
                                                                                                                    ---------------

MASSACHUSETTS - 3.45%
      3,000,000    COMMONWEALTH OF MASSACHUSETTS CONSUMER LOAN SERIES B**                5.25         06/01/2010          3,284,520
      3,385,000    MASSACHUSETTS BAY TRANSPORTATION AUTHORITY GENERAL
                   TRANSPORTATION SYSTEM SERIES A(TRANSPORTATION REVENUE LOC)            7.00         03/01/2014          4,162,568

PORTFOLIO OF INVESTMENTS--JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE       VALUE
MASSACHUSETTS (CONTINUED)
$     2,000,000    MASSACHUSETTS DEVELOPMENT FINANCE AGENCY WGBH
                   EDUCATIONAL FOUNDATION SERIES A
                   (OTHER REVENUE LOC)                                                   5.38%        01/01/2042    $     2,182,360
      3,000,000    MASSACHUSETTS STATE WATER POLLUTION ABATEMENT MWRA
                   PROGRAM SUBSERIES A                                                   6.00         08/01/2017          3,667,410

                                                                                                                         13,296,858
                                                                                                                    ---------------

MICHIGAN - 1.25%
      1,350,000    DICKINSON COUNTY MI (HEALTHCARE FACILITIES REVENUE
                   LOC)                                                                  5.50         11/01/2013          1,453,464
      2,645,000    HASLETT MI PUBLIC SCHOOL DISTRICT (PROPERTY TAX
                   REVENUE LOC)                                                          4.25         05/01/2022          2,651,216
        650,000    MICHIGAN STATE HOSPITAL FINANCE AUTHORITY ST JOHN
                   HOSPITAL & MEDICAL CENTER
                   (HEALTHCARE FACILITIES
                   REVENUE LOC)                                                          6.00         05/15/2010            728,747

                                                                                                                          4,833,427
                                                                                                                    ---------------

MINNESOTA - 1.68%
        750,000    BUFFALO MN HOUSING & REDEVELOPMENT AUTHORITY
                   PUBLIC FACILITY LEASE REVENUE - WILD
                   MARSH GOLF COURSE                                                     4.50         05/01/2027            751,140
        500,000    MINNEAPOLIS & ST. PAUL MN METROPOLITAN AIRPORTS
                   COMMISSION SERIES B
                   (AIRPORT REVENUE LOC)                                                 6.00         01/01/2011            554,830
      2,000,000    MINNESOTA HFA RESIDENTIAL
                   HOUSING SERIES L-2**                                                  2.35         01/01/2031          1,973,380
        700,000    ST. PAUL MN PORT AUTHORITY
                   LEASE REVENUE                                                         5.00         05/01/2010            705,453
        950,000    STILLWATER MN HEALTH CARE
                   REVENUE                                                               4.50         06/01/2028            937,926
      1,500,000    WOODBURY MN MATH SCIENCE
                   ACADEMY PROJECT SERIES A                                              7.50         12/01/2031          1,565,685

                                                                                                                          6,488,414
                                                                                                                    ---------------

MISSISSIPPI - 0.60%
      2,165,000    MISSISSIPPI HOME COROPORATION SINGLE FAMILY
                   REVENUE GOVERNMENT NATIONAL MORTGAGE
                   ASSOCIATION (SINGLE FAMILY
                   HOUSING REVENUE LOC)+/-                                               6.35         06/01/2030          2,297,260
                                                                                                                    ---------------

MISSOURI - 2.51%
      3,500,000    LAKE OF THE OZARKS MO COMMUNITY BRIDGE
                   CORPORATION                                                           5.25         12/01/2014          3,559,220
      2,000,000    MISSOURI STATE ENVIRONMENTAL IMPROVEMENT & ENERGY
                   RESOURCES AUTHORITY REVOLVING FUND
                   PROGRAM SERIES B                                                      5.50         07/01/2016          2,334,800
      3,700,000    SAINT CHARLES COUNTY MO IDA HOUSING VANDERBILT
                   APARTMENTS** +/-                                                      5.00         02/01/2029          3,794,979

                                                                                                                          9,688,999
                                                                                                                    ---------------

MONTANA - 0.13%
        500,000    MONTANA FACILITY FINANCE AUTHORITY MASTER LIEN
                   PROGRAM MARIAS MEDICAL CENTER SERIES A                                5.00         01/01/2028            513,705
                                                                                                                    ---------------

NEVADA - 1.32%
      5,000,000    NEVADA MUNICIPAL BOND BOOK PROJECT NUMBERS 49 & 50
                   (PROPERTY TAX REVENUE LOC)                                            5.50         11/01/2025          5,098,750
                                                                                                                    ---------------

NEW HAMPSHIRE - 0.96%
        430,000    MANCHESTER NH HOUSING & REDEVELOPMENT AUTHORITY
                   CAPITAL APPRECIATION SERIES B
                   (OTHER REVENUE LOC)^                                                  5.57         01/01/2019            216,987
      1,200,000    MANCHESTER NH HOUSING & REDEVELOPMENT AUTHORITY
                   CAPITAL APPRECIATION SERIES B
                   (OTHER REVENUE LOC)^                                                  5.56         01/01/2025            416,508
      1,465,000    MANCHESTER NH HOUSING & REDEVELOPMENT AUTHORITY
                   CAPITAL APPRECIATION SERIES B
                   (OTHER REVENUE LOC)^                                                  5.61         01/01/2026            479,714
      2,040,000    MANCHESTER NH HOUSING & REDEVELOPMENT AUTHORITY
                   CAPITAL APPRECIATION SERIES B
                   (OTHER REVENUE LOC)^                                                  5.57         01/01/2027            627,320

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                         PORTFOLIO OF INVESTMENTS--JUNE 30, 2005
--------------------------------------------------------------------------------

MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE       VALUE
NEW HAMPSHIRE (CONTINUED)
$     2,195,000    MANCHESTER NH HOUSING & REDEVELOPMENT AUTHORITY CAPITAL
                   APPRECIATION SERIES B (OTHER REVENUE LOC)^                            5.66%        01/01/2028    $       637,582
      1,360,000    NEW HAMPSHIRE BUSINESS FINANCE AUTHORITY** +/-                        3.50         07/01/2027          1,346,726

                                                                                                                          3,724,837
                                                                                                                    ---------------

NEW JERSEY - 4.02%
      2,000,000    MIDDLESEX COUNTY NJ IMPROVEMENT AUTHORITY HELDRICH CENTER
                   HOTEL SUBSERIES B                                                     6.25         01/01/2037          1,999,720
      1,000,000    NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY
                   CIGARETTE TAX                                                         5.75         06/15/2029          1,082,110
      2,000,000    NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY
                   CIGARETTE TAX                                                         5.75         06/15/2034          2,152,060
      1,475,000    NEW JERSEY HEALTH CARE FACILITIES FINANCING AUTHORITY
                   CAPITAL HEALTH SYSTEM OBLIGATED GROUP                                 5.13         07/01/2012          1,535,254
      5,000,000    NEW JERSEY TRANSPORTATION TRUST FUND AUTHORITY
                   TRANSPORTATION SYSTEM SERIES B**                                      5.00         06/15/2007          5,310,950
      1,000,000    NEW JERSEY TRANSPORTATION TRUST FUND AUTHORITY
                   TRANSPORTATION SYSTEM SERIES B
                   (TRANSPORTATION REVENUE LOC)**                                        6.00         12/15/2011          1,161,810
        275,000    TOBACCO SETTLEMENT FINANCING CORPORATION
                   NEW JERSEY                                                            5.50         06/01/2011            295,941
        410,000    TOBACCO SETTLEMENT FINANCING CORPORATION
                   NEW JERSEY                                                            7.00         06/01/2041            468,388
      1,400,000    UNION COUNTY NJ POLLUTION CONTROL FINANCING AUTHORITY
                   AMERICAN CYANAMID COMPANY                                             5.80         09/01/2009          1,500,478

                                                                                                                         15,506,711
                                                                                                                    ---------------

NEW YORK - 11.05%
      1,000,000    NASSAU COUNTY NY COMB SEWER DISTRICTS
                   SERIES G (PROPERTY TAX REVENUE LOC)                                   5.45         01/15/2015          1,149,830
        260,000    NASSAU COUNTY NY IDA                                                  6.88         07/01/2010            276,559
      2,000,000    NEW YORK NY IDA NEW YORK INSTITUTION OF
                   TECHNOLOGY PROJECT (COLLEGE AND UNIVERSITY
                   REVENUE LOC)                                                          5.25         03/01/2018          2,210,880
      1,230,000    NEW YORK NY IDA SPECIAL NEEDS POOLED
                   SERIES A-1                                                            6.88         07/01/2010          1,270,467
      2,025,000    NEW YORK NY MUNICIPAL WATER FINANCE AUTHORITY PREREFUNDED
                   SERIES B**                                                            6.00         06/15/2010          2,319,880
        375,000    NEW YORK NY SERIES A                                                  5.25         08/01/2009            404,557
      1,500,000    NEW YORK NY SERIES B                                                  5.75         08/01/2015          1,684,125
      1,000,000    NEW YORK NY SERIES C                                                  5.50         09/15/2019          1,109,180
      1,020,000    NEW YORK NY SERIES H                                                  5.75         03/15/2013          1,144,777
        350,000    NEW YORK NY TRANSITIONAL FINANCE
                   AUTHORITY FUTURE TAX+/-                                               5.25         02/01/2029            383,240
      1,000,000    NEW YORK NY TRANSITIONAL FINANCE AUTHORITY FUTURE TAX
                   SECURED SERIES C**                                                    5.88         11/01/2017          1,137,620
      1,475,000    NEW YORK NY UNREFUNDED BALANCE SERIES H                               6.00         08/01/2017          1,569,607
      1,000,000    NEW YORK STATE DORMITORY AUTHORITY AIDS LONG TERM HEALTH
                   CARE FACILITIES                                                       5.00         11/01/2014          1,069,980
      1,000,000    NEW YORK STATE DORMITORY AUTHORITY CITY UNIVERSITY SYSTEM
                   SERIES A (OTHER REVENUE LOC)                                          5.63         07/01/2016          1,162,470
      2,800,000    NEW YORK STATE DORMITORY AUTHORITY MENTAL HEALTH SERVICES
                   FACILITIES IMPROVEMENT SERIES B                                       6.00         08/15/2016          3,309,964
      1,000,000    NEW YORK STATE DORMITORY AUTHORITY STATE UNIVERSITY
                   ACTIVITIES OF DAILY LIVING FACILITIES SERIES C (LEASE
                   REVENUE LOC)                                                          5.75         05/15/2016          1,190,030
      2,500,000    NEW YORK STATE DORMITORY AUTHORITY STATE UNIVERSITY
                   EDUCATIONAL FACILITIES SERIES A                                       5.50         05/15/2019          2,909,750

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE       VALUE
NEW YORK (CONTINUED)
$     2,810,000    NEW YORK STATE DORMITORY AUTHORITY UNREFUNDED BALANCE
                   DEPARTMENT HEALTH**                                                   5.75%        07/01/2006    $     2,952,973
      5,350,000    NEW YORK STATE LOCAL GOVERNMENT ASSISTANCE CORPORATION
                   SERIES E (SALES TAX REVENUE LOC)                                      6.00         04/01/2014          6,306,366
      1,000,000    NEW YORK STATE THRUWAY AUTHORITY NY HIGHWAY & BRIDGE
                   LOC MBIA IBC (OTHER REVENUE LOC)**                                    5.75         04/01/2009          1,109,950
        200,000    NEW YORK STATE URBAN DEVELOPMENT CORPORATION SERIES C**               4.00         01/01/2020            205,066
      1,710,000    SCHENECTADY NY BOARD ANTICIPATION NOTES                               5.25         05/26/2006          1,708,940
      1,000,000    TOBACCO SETTLEMENT FINANCING AUTHORITY NEW YORK SERIES A1             5.25         06/01/2014          1,076,450
      3,500,000    TOBACCO SETTLEMENT FINANCING AUTHORITY NEW YORK SERIES C1             5.50         06/01/2015          3,845,240
      1,000,000    TOMPKINS COUNTY NY IDA CIVIC FACILITIES CORNELL
                   UNIVERSITY LAKE (LEASE REVENUE LOC)**                                 5.63         07/01/2010          1,129,720

                                                                                                                         42,637,621
                                                                                                                    ---------------

NORTH CAROLINA - 0.72%
      1,750,000    NORTH CAROLINA MEDICAL CARE COMMISSION ARC PROJECTS SERIES A          5.80         10/01/2034          1,787,520
      1,000,000    NORTH CAROLINA MEDICAL CARE COMMISSION HEALTH CARE
                   HOUSING PROJECT SERIES A                                              4.65         10/01/2014            994,590

                                                                                                                          2,782,110
                                                                                                                    ---------------

NORTH DAKOTA - 0.79%
      1,505,000    NORTH DAKOTA STATE HFA REVENUE                                        4.40         01/01/2013          1,525,934
      1,515,000    THREE AFFILIATED TRIBES OF THE FORT BERTHOLD
                   RESERVATION ND                                                        6.30         11/15/2010          1,515,091

                                                                                                                          3,041,025
                                                                                                                    ---------------

OHIO - 2.19%
      1,325,000    CARROLL OH WATER & SEWER DISTRICT                                     6.25         12/01/2010          1,409,482
      3,800,000    MEDINA COUNTY OH CAMELOT PLACE LIMITED SERIES A                       8.38         10/01/2023          3,838,152
      2,500,000    MIAMI COUNTY OH UPPER VALLEY MEDICAL CENTER SERIES A                  6.25         05/15/2016          2,595,025
        615,000    MINSTER OH LOC SCHOOL DISTRICT (PROPERTY TAX REVENUE LOC)             4.38         12/01/2022            624,637

                                                                                                                          8,467,296
                                                                                                                    ---------------

OKLAHOMA - 0.57%
      1,080,000    OKLAHOMA HOUSING FINANCE AGENCY SINGLE FAMILY REVENUE BOND            6.80         09/01/2026          1,136,732
      1,005,000    OKLAHOMA HOUSING FUNDING AGENCY SINGLE FAMILY REVENUE BOND            6.55         03/01/2029          1,058,215

                                                                                                                          2,194,947
                                                                                                                    ---------------

PENNSYLVANIA - 2.37%
      1,120,000    ALLEGHENY COUNTY PA IDA PROPEL SCHOOLS HOMESTEAD
                   PROJECT SERIES A                                                      7.75         12/15/2029          1,105,205
      1,125,000    ALLEGHENY COUNTY PA RDA PITTSBURGH MILLS PROJECT**+/-                 5.10         07/01/2014          1,174,849
        500,000    LEHIGH COUNTY PA GENERAL PURPOSE AUTHORITY KIDSPEACE
                   OBLIGATED GROUP                                                       5.80         11/01/2012            488,590
      1,160,000    PENNSYLVANIA ECONOMIC DEVELOPMENT FINANCING AUTHORITY
                   AMTRAK PROJECT SERIES A                                               6.00         11/01/2011          1,213,279

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE       VALUE
PENNSYLVANIA (CONTINUED)
$     1,880,000    PENNSYLVANIA STATE HIGHER EDUCATIONAL FACILITIES AUTHORITY
                   ALLEGHENY DELAWARE VALLEY SERIES A (HEALTHCARE FACILITIES
                   REVENUE LOC)                                                          5.70%        11/15/2011    $     2,103,363
      1,825,000    PHILADELPHIA PA HOSPITALS & HIGHER EDUCATION FACILITIES
                   AUTHORITY TEMPLE UNIVERSITY HOSPITAL SERIES A                         6.50         11/15/2008          1,965,999
      2,000,000    PITTSBURGH PA REDEVELOPMENT AGENCY LOS MEDANOS COMMUNITY
                   DEVELOPMENT PROJECT (PROPERTY TAX REVENUE LOC)^                       6.10         08/01/2019          1,086,360

                                                                                                                          9,137,645
                                                                                                                    ---------------

PUERTO RICO - 4.10%
      1,000,000    COMMONWEALTH OF PUERTO RICO (FUEL SALES TAX REVENUE LOC)              5.65         07/01/2015          1,172,480
      1,000,000    COMMONWEALTH OF PUERTO RICO CAPITAL APPRECIATION (OTHER
                   REVENUE LOC)^                                                         5.52         07/01/2017            623,120
      1,000,000    COMMONWEALTH OF PUERTO RICO PUBLIC IMPROVEMENT                        5.25         07/01/2012          1,104,590
      2,000,000    COMMONWEALTH OF PUERTO RICO PUBLIC IMPROVEMENT                        5.25         07/01/2017          2,254,780
      1,525,000    PUERTO RICO AQUEDUCT & SEWER AUTHORITY (WATER REVENUE LOC)            6.25         07/01/2012          1,775,237
        400,000    PUERTO RICO HFA CAPITAL FEDERAL PROGRAM (HOUSING REVENUE LOC)         5.00         12/01/2017            433,696
      1,500,000    PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY SERIES B
                   (TOLL ROAD REVENUE LOC)                                               5.75         07/01/2019          1,689,810
      1,765,000    PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY ZERO COUPON
                   SERIES A (FUEL SALES TAX REVENUE LOC)^                                5.53         07/01/2016          1,151,433
      1,015,000    PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL &
                   ENVIRONMENTAL CONTROL FACILITIES FINANCING AUTHORITY
                   ANA G. MENDEZ UNIVERSITY                                              5.00         02/01/2010          1,066,928
      1,000,000    PUERTO RICO INFRASTRUCTURE FINANCING AUTHORITY SERIES A               5.50         10/01/2017          1,119,840
        400,000    PUERTO RICO PUBLIC BUILDINGS AUTHORITY GOVERNMENT FACILITIES
                   SERIES C (LEASE REVENUE LOC)                                          5.50         07/01/2016            458,356
      2,700,000    PUERTO RICO PUBLIC FINANCE CORPORATION COMMONWEALTH
                   SERIES A**+/-                                                         5.75         08/01/2027          2,992,680

                                                                                                                         15,842,950
                                                                                                                    ---------------

SOUTH CAROLINA - 3.91%
      4,560,000    CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION
                   SERIES B^                                                             5.89         01/01/2014          2,011,644
      1,000,000    CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION
                   SERIES B^                                                             6.01         01/01/2015            415,050
      5,000,000    CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION
                   SERIES B^                                                             8.46         01/01/2027            841,750
        400,000    CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION
                   SERIES B^                                                             8.02         01/01/2028             61,984
     10,350,000    CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION
                   SERIES B^                                                             6.10         01/01/2032          1,182,591
      2,500,000    CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION
                   SERIES B^                                                             8.21         01/01/2038            198,050
      3,000,000    GREENVILLE COUNTY SC SCHOOL DISTRICT BUILDING EQUITY SOONER
                   TOMORROW                                                              6.00         12/01/2021          3,435,330
      1,000,000    SOUTH CAROLINA EDUCATIONAL FACILITIES AUTHORITY BENEDICT
                   COLLEGE (COLLEGE AND UNIVERSITY REVENUE LOC)                          5.75         07/01/2017          1,120,470
      2,000,000    SOUTH CAROLINA JOBS ECONOMIC DEVELOPMENT AUTHORITY PALMETTO
                   HEALTH SERIES C                                                       6.88         08/01/2027          2,316,700
      2,400,000    SOUTH CAROLINA STATE PORTS AUTHORITY#                                 7.80         07/01/2009          2,573,976
        900,000    YORK SC BOWATER INCORPORATED PROJECT                                  7.63         03/01/2006            917,928

                                                                                                                         15,075,473
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE       VALUE
SOUTH DAKOTA - 1.66%
$     2,000,000    LOWER BRULE SIOUX TRIBE SD SERIES B REFUNDING BOND                    5.50%        05/01/2019    $     1,994,080
        605,000    SISSETON-WAHPETON SD SIOUX TRIBE LAKE TRAVERSE RESERVATION<>          7.00         11/01/2013            648,397
      1,290,000    SISSETON-WAHPETON SD SIOUX TRIBE LAKE TRAVERSE RESERVATION<>          7.00         11/01/2023          1,376,004
        275,000    SOUTH DAKOTA ECONOMIC DEVELOPMENT FINANCE AUTHORITY POOLED
                   LOAN PROGRAM ANGUS INCORPORATED PROJECT SERIES A                      4.75         04/01/2010            284,012
        285,000    SOUTH DAKOTA ECONOMIC DEVELOPMENT FINANCE AUTHORITY POOLED
                   LOAN PROGRAM ANGUS INCORPORATED PROJECT SERIES A                      5.00         04/01/2011            297,534
        300,000    SOUTH DAKOTA ECONOMIC DEVELOPMENT FINANCE AUTHORITY POOLED
                   LOAN PROGRAM ANGUS INCORPORATED PROJECT SERIES A                      5.25         04/01/2012            317,250
        320,000    SOUTH DAKOTA ECONOMIC DEVELOPMENT FINANCE AUTHORITY POOLED
                   LOAN PROGRAM ANGUS INCORPORATED PROJECT SERIES A                      5.25         04/01/2013            338,717
        420,000    SOUTH DAKOTA ECONOMIC DEVELOPMENT FINANCE AUTHORITY POOLED
                   LOAN PROGRAM MCELEEG PROJECT SERIES B                                 5.00         04/01/2014            433,491
        685,000    SOUTH DAKOTA ECONOMIC DEVELOPMENT FINANCE AUTHORITY POOLED
                   LOAN PROGRAM MIDSTATES PRINT SERIES A                                 5.50         04/01/2018            717,044

                                                                                                                          6,406,529
                                                                                                                    ---------------

TEXAS - 6.09%
      1,750,000    BRAZOS TX RIVER AUTHORITY TEXAS UTILITIES ELECTRIC COMPANY
                   SERIES A**+/-                                                         5.40         04/01/2030          1,781,290
      1,000,000    HIDALGO COUNTY TX (PROPERTY TAX REVENUE LOC)                          5.00         08/15/2011          1,093,540
      3,000,000    LA JOYA TX INDEPENDENT SCHOOL DISTRICT (PROPERTY TAX
                   REVENUE LOC)                                                          5.50         02/15/2025          3,234,090
      8,415,000    LUBBOCK TX HOUSING FINANCE CORPORATION CAPITAL APPRECIATION^          4.29         10/01/2015          5,623,576
      1,000,000    MIDTOWN REDEVELOPMENT AUTHORITY TX TAX INCREMENT
                   CONTRACT REVENUE (TAX ALLOCATION REVENUE LOC)%%                       4.25         01/01/2024            987,380
        500,000    RED RIVER TX HOECHST CELANESE CORPORATION PROJECT                     5.20         05/01/2007            503,690
      1,055,000    SAN ANTONIO TX SUB LIEN PASSENGER FACILITY (AIRPORT
                   REVENUE LOC)                                                          5.75         07/01/2017          1,176,336
      4,000,000    SPRING TX INDEPENDENT SCHOOL DISTRICT (GENERAL OBLIGATION -
                   SCHOOL DISTRICTS LOC)                                                 5.20         02/15/2017          4,205,720
      1,800,000    TEXAS STATE AFFORDABLE HOUSING CORPORATION SINGLE FAMILY
                   REVENUE BOND (HOUSING REVENUE LOC)%%                                  5.10         09/01/2039          1,856,736
      1,000,000    TEXAS WATER DEVELOPMENT BOARD STATE REVOLVING FUND SENIOR
                   LIEN SERIES A                                                         4.75         07/15/2020          1,027,320
      1,735,000    TRAVIS COUNTY TX LIMITED TAX                                          5.50         03/01/2016          2,014,803

                                                                                                                         23,504,481
                                                                                                                    ---------------

UTAH - 0.12%
        470,000    EAGLE MOUNTAIN UT                                                     5.90         12/15/2007            470,418
                                                                                                                    ---------------

VIRGINIA - 0.89%
      3,350,000    PITTSYLVANIA COUNTY VA IDA EXEMPT FACILITIES SERIES A                 7.55         01/01/2019          3,434,521
                                                                                                                    ---------------

WASHINGTON - 2.04%
      1,200,000    OKANOGAN COUNTY WA IRRIGATION DISTRICT                                4.75         12/01/2013          1,251,120
        945,000    SEATTLE WA HOUSING AUTHORITY HILLTOP & SPRING PROJECTS
                   (HOUSING REVENUE LOC)                                                 5.38         10/20/2018          1,019,891
      1,545,000    SEATTLE WA HOUSING AUTHORITY HILLTOP & SPRING PROJECTS
                   (HOUSING REVENUE LOC)                                                 5.88         10/20/2028          1,714,054
      2,502,500    SPOKANE COUNTY WA SCHOOL DISTRICT NUMBER 081 DEFERRED INTEREST
                   (PROPERTY TAX REVENUE LOC)^                                           4.65         06/01/2024          2,180,078
      1,250,000    SPOKANE COUNTY WA SCHOOL DISTRICT NUMBER 081 SPOKANE
                   CONVERTIBLE DEFERRED INTEREST (PROPERTY TAX REVENUE LOC)^             4.65         12/01/2024          1,088,950

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE       VALUE
WASHINGTON (CONTINUED)
$       615,000    WASHINGTON STATE HOUSING FINANCE COMMISSION CRISTA
                   MINISTRIES PROJECT A                                                  5.35%        07/01/2014    $       630,258

                                                                                                                          7,884,351
                                                                                                                    ---------------

WISCONSIN - 5.13%
      6,960,000    BADGER TOBACCO ASSET SECURITIZATION CORPORATION                       6.00         06/01/2017          7,356,302
        445,000    GREEN BAY WI HOUSING AUTHORITY HOUSING REVENUE UNIVERSITY
                   VILLAGE HOUSING INCORPORATED                                          5.00         04/01/2016            488,156
      2,000,000    MILWAUKEE WI REDEVELOPMENT AUTHORITY REVENUE SCIENCE
                   EDUCATION CONSORTIUM PROJECT SERIES A                                 5.75         08/01/2035          1,963,400
        520,000    OSHKOSH WI DON EVANS INCORPORATED PROJECT                             5.35         12/01/2010            534,472
        390,000    OSHKOSH WI DON EVANS INCORPORATED PROJECT                             5.50         12/01/2011            401,879
      2,800,000    SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT
                   SERIES A (SALES TAX REVENUE LOC)                                      5.50         12/15/2016          3,267,180
        500,000    WESTON WI CDA COMMUNITY DEVELOPMENT SERIES A                          4.25         10/01/2017            505,365
      1,125,000    WESTON WI CDA COMMUNITY DEVELOPMENT SERIES A                          4.50         10/01/2019          1,146,240
      1,600,000    WESTON WI CDA COMMUNITY DEVELOPMENT SERIES A                          5.25         10/01/2020          1,770,256
        645,000    WESTON WI CDA COMMUNITY DEVELOPMENT SERIES A                          4.70         10/01/2021            660,041
        205,000    WISCONSIN HEALTH & EDUCATIONAL FACILITIES AUTHORITY
                   AGNESIAN HEALTHCARE INCORPORATED                                      5.10         07/01/2008            215,228
        500,000    WISCONSIN HEALTH & EDUCATIONAL FACILITIES AUTHORITY BLOOD
                   CENTER SOUTHEASTERN PROJECT                                           5.75         06/01/2034            538,965
        866,000    WISCONSIN HEALTH & EDUCATIONAL FACILITIES AUTHORITY
                   MARSHFIELD CLINIC SERIES B                                            6.25         02/15/2010            951,622

                                                                                                                         19,799,106
                                                                                                                    ---------------

MULTIPLE STATES - 0.53%
      1,000,000    GMAC MUNICIPAL MORTGAGE TRUST++**                                     5.30         10/31/2039          1,028,470
      1,000,000    GMAC MUNICIPAL MORTGAGE TRUST++**                                     4.80         10/31/2040          1,022,920

                                                                                                                          2,051,390
                                                                                                                    ---------------

TOTAL MUNICIPAL BONDS & NOTES (COST $350,544,533)                                                                       373,693,686
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 2.37%

COMMERCIAL PAPER - 1.49%
      4,000,000    GOVERNMENT DEVELOPMENT BANK PUERTO RICO (OTHER REVENUE LOC)           2.95         07/08/2005          4,000,000

      1,750,000    GOVERNMENT DEVELOPMENT BANK PUERTO RICO                               3.00         07/20/2005          1,750,000

                                                                                                                          5,750,000
                                                                                                                    ---------------

SHARES

MUTUAL FUND - 0.88%
      3,409,879    WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET
                   TRUST~++                                                                                               3,409,879
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $9,159,879)                                                                            9,159,879
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $359,704,412)*                          99.20%                                                                $   382,853,565
OTHER ASSETS AND LIABILITIES, NET              0.80                                                                       3,088,975
                                             ------                                                                 ---------------

TOTAL NET ASSETS                             100.00%                                                                $   385,942,540
                                             ------                                                                 ---------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

** THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

^        ZERO COUPON/STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
         MATURITY.

#        SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

+/-      VARIABLE RATE INVESTMENTS.

<>       RESTRICTED SECURITY THAT CANNOT BE RESOLD TO THE GENERAL PUBLIC WITHOUT
         PRIOR REGISTRATION UNDER THE SECURITIES ACT OF 1933. ADDITIONAL INFORMATION ON THE SECURITY IS AS FOLLOWS:

SECURITY                                             ACQUISITION DATE      PRINCIPAL       COST
SISSETON - WAHPETON SD SIOUX TRIBE LAKE TRAVERSE
RESERVATION                                             11/24/98          $  605,000     $  613,086
SISSETON - WAHPETON SD SIOUX TRIBE LAKE TRAVERSE
RESERVATION                                             11/24/98          $1,290,000     $1,310,536

%%    SECURITIES ISSUED ON A WHEN-ISSUED (TBA) BASIS. (SEE NOTE 2)

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $3,409,879.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
MUNICIPAL BONDS & NOTES - 97.42%

ALABAMA - 2.06%
$        75,000    ALABAMA 21ST CENTURY AUTHORITY                                       5.00%         12/01/2007    $        77,603
        350,000    BIRMINGHAM AL BAPTIST MEDICAL CENTERS SPECIAL CARE FACILITIES
                   FINANCING AUTHORITY BAPTIST HEALTH SYSTEM SERIES C**+/-              4.35          11/15/2016            353,447
      2,500,000    BIRMINGHAM AL SPECIAL CARE FACILITIES FINANCING AUTHORITY
                   BAPTIST MEDICAL CENTER HEALTH SYSTEM SERIES A-1**                    4.35          11/15/2028          2,524,450
      7,265,000    BIRMINGHAM AL SPECIAL CARE FACILITIES FINANCING AUTHORITY
                   BAPTIST MEDICAL CENTERS HEALTH SYSTEM SERIES A-2**                   4.35          11/15/2028          7,336,052
         50,000    CHATOM AL INDUSTRIAL DEVELOPMENT BOARD ELECTRIC COOP SERIES
                   C**+/-                                                               2.75          12/01/2024             50,000
      2,305,000    COUNTY OF CHOCTAW AL SCHOOL (LEASE REVENUE LOC)                      3.63          03/01/2009          2,314,520
      1,000,000    MOBILE AL                                                            6.20          02/15/2007          1,054,010

                                                                                                                         13,710,082
                                                                                                                    ---------------
ALASKA - 0.80%
        460,000    ALASKA INDUSTRIAL DEVELOPMENT & EXPORT AUTHORITY (UTILITIES
                   REVENUE LOC)                                                         6.00          01/01/2015            500,724
        255,000    NORTHERN TOBACCO SECURITIZATION CORPORATION AK                       4.50          06/01/2008            260,378
      1,300,000    NORTHERN TOBACCO SECURITIZATION CORPORATION AK                       5.60          06/01/2009          1,383,356
      1,675,000    NORTHERN TOBACCO SECURITIZATION CORPORATION AK                       5.60          06/01/2010          1,800,742
        405,000    NORTHERN TOBACCO SECURITIZATION CORPORATION AK                       4.75          06/01/2015            410,783
        910,000    NORTHERN TOBACCO SECURITIZATION CORPORATION AK                       6.20          06/01/2022            956,456

                                                                                                                          5,312,439
                                                                                                                    ---------------

ARIZONA - 2.71%
      1,215,000    MARICOPA COUNTY AZ IDA CITIZENS UTILITY COMPANY PROJECT**+/-         4.75          08/01/2020          1,217,369
      6,000,000    MARICOPA COUNTY AZ POLLUTION CONTROL CORPORATION EL PASO
                   ELECTRIC COMPANY PROJECT SERIES A**+/-                               6.25          05/01/2037          6,017,100
      1,095,000    PHOENIX AZ                                                           7.00          07/01/2009          1,236,112
      1,265,000    SANTA CRUZ COUNTY AZ IDA**+/-                                        4.75          08/01/2020          1,260,459
      2,390,000    TUCSON & PIMA COUNTY AZ INDUSTRIAL DEVELOPMENT AUTHORITIES
                   SINGLE FAMILY MORTGAGE REVENUE SERIES 1A (SINGLE FAMILY
                   MORTGAGE REVENUE LOC)+/-                                             5.50          01/01/2035          2,467,412
      3,540,674    WHITE MOUNTAIN AZ APACHE TRIBE FORT APACHE INDIAN RESERVATION
                   FORT APACHE TIMBER EQUIPMENT LEASE                                   6.25          03/04/2012          3,693,135
      2,105,000    YAVAPAI COUNTY AZ IDA                                                5.45          06/01/2033          2,151,310

                                                                                                                         18,042,897
                                                                                                                    ---------------

CALIFORNIA - 5.98%
        350,000    ABAG FINANCE AUTHORITY FOR NONPROFIT CORPORATIONS CA
                   ARCHSTONE REDWOOD SERIES A**+/-                                      5.30          10/01/2008            369,820
      2,670,000    ABAG FINANCE AUTHORITY FOR NONPROFIT CORPORATIONS SAN DIEGO
                   CA HOSPITAL ASSOCIATION SERIES A                                     6.00          08/15/2005          2,679,959
        500,000    ABAG FINANCIAL AUTHORITY FOR NONPROFIT CORPORATIONS SAN DIEGO
                   ASSOCIATES- SERIES C                                                 4.00          03/01/2008            508,780
      1,000,000    AGUA CALIENTE BAND OF CAHUILLA INDIANS CA                            4.00          07/01/2006          1,007,430
      2,610,000    CALIFORNIA RURAL HOME MORTGAGE FINANCE AUTHORITY SERIES A
                   (HOUSING REVENUE LOC)+/-                                             6.63          06/01/2033          2,680,000
        250,000    CALIFORNIA STATE DWR SERIES A                                        5.50          05/01/2007            261,745
        675,000    CALIFORNIA STATEWIDE CDA IRVINE APARTMENT COMMUNITIES SERIES
                   A-4**+/-                                                             5.25          05/15/2025            700,218

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
CALIFORNIA (CONTINUED)
$     6,050,000    CALIFORNIA STATEWIDE COMMUNITY DEVELOPMENT AUTHORITY
                   CERTIFICATE PARTICIPATION OBLIGATED GROUP ACA INSURED
                   (HOSPITAL REVENUE LOC)**+/-                                          4.40%         12/01/2028    $     6,050,000
      5,000,000    FULLERTON CA REDEVELOPMENT AGENCY SOUTHERN CA COLLEGE OF
                   OPTOMETRY (LEASE REVENUE LOC)**+/-                                   5.00          04/01/2034          5,164,950
        750,000    GOLDEN STATE TOBACCO SECURITIZATION CORPORATION CA SERIES B          5.50          06/01/2019            787,283
      2,190,808    PASADENA CA                                                          4.50          12/19/2006          2,193,919
        218,351    PASADENA CA                                                          5.27          12/19/2006            218,351
     10,000,000    SAN FRANCISCO CA CITY & COUNTY AIRPORTS COMMUNITY
                   INTERNATIONAL AIRPORT REVENUE SECOND SERIES 31A XLCA INSURED
                   (AIRPORT REVENUE LOC)**+/-                                           2.80          05/01/2025         10,000,000
        320,000    SANTA ROSA CA RANCHERIA TACHI YOKUT TRIBE ENTERPRISE                 5.00          03/01/2006            321,146
      1,650,000    SANTA ROSA CA RANCHERIA TACHI YOKUT TRIBE ENTERPRISE                 5.50          03/01/2008          1,672,556
      5,110,000    TOBACCO SECURITIZATION AUTHORITY OF SOUTHERN CALIFORNIA
                   SERIES A                                                             5.25          06/01/2027          5,194,468

                                                                                                                         39,810,625
                                                                                                                    ---------------

COLORADO - 1.86%
      1,145,000    BEACON POINT CO                                                      4.38          12/01/2015          1,152,592
        460,000    COLORADO EDUCATIONAL & CULTURAL FACILITIES AUTHORITY CHARTER
                   SCHOOL DENVER ARTS SCHOOL PROJECT                                    7.00          05/01/2011            473,547
      2,125,000    COLORADO EDUCATIONAL & CULTURAL FACILITIES AUTHORITY DENVER
                   ACADEMY SERIES A                                                     5.00          05/01/2008          2,140,491
      1,270,000    COLORADO EDUCATIONAL & CULTURAL FACILITIES AUTHORITY LUTHERAN
                   HIGH SCHOOL ASSOCIATION                                              7.00          06/01/2012          1,284,084
        630,000    COLORADO HEALTH FACILITIES AUTHORITY PARKVIEW MEDICAL CENTER
                   PROJECT                                                              5.50          09/01/2005            632,211
         85,000    COLORADO HEALTH FACILITIES AUTHORITY STEAMBOAT SPRINGS HEALTH
                   PROJECT                                                              4.70          09/15/2005             85,101
         20,000    COLORADO HEALTH FACILITIES AUTHORITY STEAMBOAT SPRINGS HEALTH
                   PROJECT                                                              4.90          09/15/2007             20,225
      1,760,000    COLORADO HFA SERIES A2 (HOUSING REVENUE LOC)                         6.60          05/01/2028          1,806,147
      2,240,000    EL PASO COUNTY CO SINGLE FAMILY MORTGAGE REVENUE (SINGLE
                   FAMILY MORTGAGE REVENUE LOC)+/-                                      6.20          11/01/2032          2,322,768
        835,000    GARFIELD COUNTY CO VALLEY VIEW HOSPITAL ASSOCIATION PROJECT
                   SERIES A (HEALTHCARE FACILITIES REVENUE LOC)                         4.00          05/15/2009            854,698
      1,000,000    HIGH PLAINS CO METROPOLITAN DISTRICT                                 4.38          12/01/2015          1,006,630
        580,000    HIGHLANDS COUNTY RANCH METROPOLITAN DISTRICT NUMBER 3 SERIES
                   A (PROPERTY TAX REVENUE LOC)                                         5.00          12/01/2006            594,547

                                                                                                                         12,373,041
                                                                                                                    ---------------

CONNECTICUT - 0.38%
      1,115,000    CONNECTICUT STATE HEALTH & EDUCATIONAL FACILITY AUTHORITY NEW
                   OPPORTUNITIES FOR WATERBURY SERIES A (LEASE REVENUE LOC)             6.75          07/01/2013          1,172,701
        500,000    MASHANTUCKET CT WESTERN PEQUOT TRIBE SERIES A++                      6.40          09/01/2011            525,630
        850,000    MOHEGAN TRIBE CT                                                     5.50          01/01/2006            859,614

                                                                                                                          2,557,945
                                                                                                                    ---------------

DISTRICT OF COLUMBIA - 0.09%
        580,000    DISTRICT OF COLUMBIA TOBACCO SETTLEMENT FINANCING CORPORATION        5.38          05/15/2010            617,485
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
FLORIDA - 9.07%
$     4,300,000    BREVARD COUNTY FL HEALTH FACILITIES AUTHORITY RETIREMENT HOUSING
                   FUNDING (HEALTHCARE FACILITIES REVENUE LOC)**+/-                     5.00%         12/01/2028    $     4,300,000
        258,000    BREVARD COUNTY FL HFA SERIES B (HOUSING REVENUE LOC)                 6.50          09/01/2022            259,176
      1,280,000    BROWARD COUNTY FL WHEELABRATOR SERIES A                              5.00          12/01/2007          1,338,458
      1,950,000    BROWARD COUNTY FL WHEELABRATOR SERIES A                              5.38          12/01/2009          2,098,980
      4,000,000    BROWARD COUNTY FL WHEELABRATOR SERIES A                              5.38          12/01/2010          4,286,240
      3,375,000    BROWARD COUNTY FL WHEELABRATOR SERIES A                              4.50          12/01/2011          3,516,649
      1,955,000    DADE COUNTY FL HEALTH FACILITIES AUTHORITY MIAMI CHILDREN'S
                   HOSPITAL PROJECT (HEALTHCARE FACILITIES REVENUE LOC)**               5.00          02/01/2010          2,094,724
      1,360,000    DUVAL COUNTY FL HFA LINDSAY TERRACE APARTMENTS PROJECT
                   (HOUSING REVENUE LOC)                                                5.00          01/01/2012          1,437,996
      1,655,000    ESCAMBIA COUNTY FL HFA MULTICOUNTY SERIES A-2 (HOUSING
                   REVENUE LOC)                                                         6.95          04/01/2024          1,712,776
      3,050,000    ESCAMBIA COUNTY FL PCR GULF POWER COMPANY PROJECT**+/-               2.75          07/01/2022          3,050,000
      4,155,000    FLORIDA HFA MFHR ANDOVER PROJECT**                                   6.35          05/01/2026          4,398,608
      2,485,000    FLORIDA STATE BOARD OF EDUCATION PUBLIC EDUCATION                    6.20          05/01/2006          2,528,164
      4,375,000    HIGHLANDS COUNTY FL HEALTH FACILITIES AUTHORITY ADVENTIST
                   HEALTH SYSTEMS**+/-                                                  3.15          11/15/2034          4,375,000
      1,415,000    HILLSBOROUGH COUNTY FL IDA HEALTH FACILITIES PROJECT
                   UNIVERSITY COMMUNITY HOSPITAL SERIES A                               4.90          08/15/2007          1,431,428

      2,500,000    HILLSBOROUGH COUNTY FL IDA MFHR OAKS AT RIVERVIEW PROJECT
                   SERIES B                                                             2.13          01/01/2007          2,450,100
      1,600,000    HILLSBOROUGH COUNTY FL IDA TAMPA ELECTRIC COMPANY**                  4.25          11/01/2020          1,617,248
      1,000,000    HILLSBOROUGH COUNTY FL IDA TAMPA GENERAL HOSPITAL PROJECT
                   SERIES A                                                             5.00          10/01/2007          1,039,440
        750,000    HILLSBOROUGH COUNTY FL IDA TAMPA GENERAL HOSPITAL PROJECT
                   SERIES A                                                             5.00          10/01/2008            789,098
        455,000    JACKSONVILLE FL ECONOMIC DEVELOPMENT COMMISSION MET PACKAGING
                   SOLUTIONS PROJECT (INDUSTRIAL DEVELOPMENT REVENUE LOC)               3.63          10/01/2008            456,024
        605,000    JACKSONVILLE FL ECONOMIC DEVELOPMENT COMMISSION MET PACKAGING
                   SOLUTIONS PROJECT (INDUSTRIAL DEVELOPMENT REVENUE LOC)               3.80          10/01/2009            608,043
        500,000    JACKSONVILLE FL ECONOMIC DEVELOPMENT COMMISSION MET PACKAGING
                   SOLUTIONS PROJECT (INDUSTRIAL DEVELOPMENT REVENUE LOC)               4.00          10/01/2010            504,935
        370,000    MANATEE COUNTY FL HFA SINGLE FAMILY SUBSERIES 2 (HOUSING
                   REVENUE LOC)                                                         6.50          11/01/2023            373,419
        595,000    NORTH BROWARD FL HOSPITAL DISTRICT                                   4.70          01/15/2006            599,111
      1,305,000    OCEAN HIGHWAY & PORT AUTHORITY FL SOLID WASTE JEFFERSON              6.50          11/01/2006          1,341,096
      2,000,000    ORANGE COUNTY FL HEALTH FACILITIES AUTHORITY ORLANDO REGIONAL
                   SERIES A (HEALTHCARE FACILITIES REVENUE LOC)**+/-                    2.75          10/08/2026          2,000,000
      2,550,000    ORANGE COUNTY FL HEALTH FACILITIES AUTHORITY REVENUE SERIES C
                   (HEALTHCARE FACILITIES REVENUE LOC)**+/-                             2.95          10/15/2026          2,550,000
      3,000,000    PINELLAS COUNTY FL HOUSING FINANCIAL AUTHORITY SINGLE FAMILY
                   HOUSING REVENUE AMOUNT MULTI COUNTY PROGRAM SERIES
                   A-1 GNMA INSURED (HOUSING REVENUE LOC)                               5.50          09/01/2035          3,201,990
      1,483,000    TAX EXEMPT MUNICIPAL INFRASTRUCTURE TRUST CTFS FL SERIES
                   2004 C CLASS A++                                                     4.05          11/01/2008          1,468,882
        745,000    VOLUSIA COUNTY FL EDFA EMBRY RIDDLE AERONAUTICAL
                   (COLLEGE AND UNIVERSITY REVENUE LOC)                                 2.50          10/15/2006            739,904
      3,800,000    VOLUSIA COUNTY FL IDA ACA INSURED (HEALTHCARE FACILITIES
                   REVENUE LOC)**+/-                                                    4.77          12/01/2028          3,800,000

                                                                                                                         60,367,489
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
GEORGIA - 2.58%
$     1,000,000    ATLANTA GA SERIES A (WATER REVENUE LOC)                              5.50%           11/01/2011  $     1,126,210
      1,105,000    BURKE COUNTY FL DEVELOPMENT AUTHORITY VOGTLE PROJECT**+/-            2.98            10/01/2032        1,105,000
      2,913,793    DALTON GA SCHOOL DISTRICT EQUIPMENT LEASE PURCHASE                   4.20            08/01/2013        2,920,057
      1,079,391    DALTON GA SCHOOL DISTRICT LEASE NUMBER 996-021203 SERIES B           4.20            08/01/2013        1,080,719
        290,000    DE KALB COUNTY GA KINGS BRIDGE SERIES A                              8.00            07/01/2006          298,865
      2,100,000    FULTON COUNTY GA HOUSING AUTHORITY ORCHARD SPRINGS
                   APARTMENTS**+/-                                                      2.25            12/01/2037        2,100,000
        927,030    GAINESVILLE GA SCHOOL DISTRICT EQUIPMENT LEASE PURCHASE              4.20            03/01/2013          927,605
        546,603    PUTNAM COUNTY GA SCHOOL DISTRICT EQUIPMENT
                   LEASE PURCHASE                                                       4.20            03/01/2013          546,811
      7,050,000    ROCKDALE COUNTY GA HOSPITAL AUTHORITY
                   ROCKDALE MEDICAL CENTER INCORPORATED
                   (HOSPITAL REVENUE LOC)**+/-                                          2.55            10/01/2033        7,050,000

                                                                                                                         17,155,267
                                                                                                                    ---------------

HAWAII - 0.03%
        200,000    HAWAII STATE DEPARTMENT OF BUDGET &
                   FINANCE WILCOX MEMORIAL HOSPITAL PROJECTS                            4.90            07/01/2005          200,012
                                                                                                                    ---------------

IDAHO - 0.30%
      2,000,000    POST FALLS ID LOCAL IMPROVEMENT DISTRICT
                   NUMBER 2004-1                                                        3.25            01/15/2007        1,998,200
                                                                                                                    ---------------

ILLINOIS - 6.29%
        840,000    ALTON IL ST. ANTHONY'S HEALTH CENTER                                 5.50            09/01/2006          841,218
      4,050,000    AURORA IL SERIES B                                                   4.90            12/30/2011        4,114,192
        940,000    AURORA IL TAX INCREMENTAL REVENUE                                    5.00            12/30/2008          957,503
        990,000    AURORA IL TAX INCREMENTAL REVENUE                                    5.00            12/30/2009        1,011,176
      5,910,000    CHICAGO IL TRANSIT AUTHORITY SERIES B
                   DOUGLAS BRANCH RECONSTRUCTION                                        4.25            06/01/2008        5,916,737
        340,000    GODLEY PARK DISTRICT IL                                              3.65            12/01/2005          340,653
      1,000,000    ILLINOIS FINANCE AUTHORITY CITIZENS
                   UTILITY COMPANY PROJECT**+/-                                         4.80            08/01/2025        1,001,950
        620,000    ILLINOIS FINANCE AUTHORITY COMMUNITY REHAB
                   PROVIDERS SERIES A                                                   5.38            07/01/2009          638,185
        235,000    ILLINOIS FINANCE AUTHORITY COMMUNITY REHAB
                   PROVIDERS SERIES A                                                   4.90            07/01/2007          237,994
        200,000    ILLINOIS FINANCE AUTHORITY COMMUNITY
                   REHABILITATION PROVIDERS SERIES A                                    5.50            07/01/2012          209,000
        345,000    ILLINOIS FINANCE AUTHORITY PRIMARY HEALTH
                   CARE CENTERS                                                         4.63            07/01/2008          345,766
        100,000    ILLINOIS FINANCE AUTHORITY SECTION 8 GALESBURG TOWERS
                   SERIES A (HOUSING REVENUE LOC)                                       5.80            03/01/2006           99,900
      2,210,000    ILLINOIS FINANCE AUTHORITY SERIES B-1**                              5.00            06/01/2028        2,255,018
      2,000,000    ILLINOIS FINANCIAL AUTHORITY REVENUE
                   RESURRECTION HEATH CARE PROJECT**+/-                                 3.75            05/15/2015        2,006,640
        630,000    ILLINOIS HEALTH FACILITIES AUTHORITY
                   ADVOCATE HEALTH CARE SERIES A                                        5.30            08/15/2007          657,544
        670,000    ILLINOIS HEALTH FACILITIES AUTHORITY
                   DECATUR MEMORIAL HOSPITAL                                            4.20            10/01/2005          672,030
      5,500,000    ILLINOIS HEALTH FACILITIES AUTHORITY
                   HOSPITAL SISTERS SERVICES INCORPORATED
                   SERIES A (HEALTHCARE FACILITIES REVENUE LOC)** +/-                   4.00            12/01/2022        5,578,375
        725,000    ILLINOIS HEALTH FACILITIES AUTHORITY
                   MEMORIAL MEDICAL CENTER SYSTEMS PROJECT
                   (HEALTHCARE FACILITIES REVENUE LOC)                                  5.25            10/01/2009          770,472
        310,000    LA SALLE COUNTY IL HIGH SCHOOL LEASE
                   CERTIFICATES+/-                                                      3.75            12/01/2019          310,000
      1,110,000    LA SALLE COUNTY IL HIGH SCHOOL LEASE
                   CERTIFICATES+/-                                                      3.75            12/01/2020        1,110,000

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                        PORTFOLIO OF INVESTMENTS - JUNE 30, 2005
--------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
ILLINOIS (CONTINUED)
$     1,180,000    LA SALLE COUNTY IL HIGH SCHOOL LEASE
                   CERTIFICATES+/-                                                      3.75%         12/01/2021    $     1,180,000
      1,255,000    LA SALLE COUNTY IL HIGH SCHOOL LEASE
                   CERTIFICATES+/-                                                      3.75          12/01/2022          1,255,000
      1,330,000    LA SALLE COUNTY IL HIGH SCHOOL LEASE
                   CERTIFICATES+/-                                                      3.75          12/01/2023          1,330,000
      1,415,000    LA SALLE COUNTY IL HIGH SCHOOL LEASE
                   CERTIFICATES+/-                                                      3.75          12/01/2024          1,415,000
        635,000    MATTESON IL                                                          3.00          12/01/2005            636,289
      1,625,000    SALEM IL AMERICANA BUILDING PRODUCTS**+/-                            3.12          04/01/2017          1,625,000
      1,740,000    UNIVERSITY OF ILLINOIS UTILITY INFRASTRUCTURE PROJECTS
                   (LEASE REVENUE LOC)                                                  5.00          08/15/2009          1,869,473
        450,000    UPPER ILLINOIS RIVER VALLEY DEVELOPMENT AUTHORITY MORRIS
                   HOSPITAL                                                             6.05          12/01/2011            500,571
      3,000,000    WINNEBAGO & BOONE COUNTIES IL SCHOOL DISTRICT NUMBER 205             4.70          09/30/2005          3,013,020

                                                                                                                         41,898,706
                                                                                                                    ---------------

   IOWA - 0.99%
        750,000    CEDAR RAPIDS IA COTTAGE GROVE SERIES B**+/-                          5.63          07/01/2028            743,408
      2,350,000    CORALVILLE IA SERIES K                                               5.00          06/01/2007          2,422,991
      2,455,000    SHELDON IA REVENUE SIOUX VALLEY HOSPITALS & HEALTH
                   SYSTEMS**+/-                                                         2.85          11/01/2015          2,455,000
        915,000    TOBACCO SETTLEMENT AUTHORITY OF IOWA
                   SERIES B                                                             5.50          06/01/2011            984,677

                                                                                                                          6,606,076
                                                                                                                    ---------------

KANSAS - 0.18%
      1,145,000    MANHATTAN KS TRANSPORTATION DEVELOPMENT
                   DISTRICT                                                             4.15          08/01/2015          1,191,830
                                                                                                                    ---------------

KENTUCKY - 0.84%
      2,000,000    ASHLAND KY PCR                                                       5.70          11/01/2009          2,140,580
        220,000    KENTON COUNTY KY AIRPORT BOARD MESA AVIATION INCORPORATED
                   PROJECT SERIES A                                                     6.00          07/01/2005            219,998
      3,150,000    MUHLENBERG COUNTY KY MUHLENBERG COMMUNITY HOSPITAL PROJECT           6.75          07/01/2010          3,255,714

                                                                                                                          5,616,292
                                                                                                                    ---------------

LOUISIANA - 1.07%
        950,000    CALCASIEU PARISH LA INDUSTRIAL DEVELOPMENT BOARD ENTERGY GULF
                   STATES INCORPORATED                                                  5.45          07/01/2010            961,903
      1,580,000    JEFFERSON PARISH LA HOME MORTGAGE AUTHORITY(HOUSING
                   REVENUE LOC)                                                         7.55          12/01/2026          1,659,632
      1,000,000    LOUISIANA OFFSHORE TERMINAL AUTHORITY LOOP LOC PROJECT**+/-          3.65          10/01/2021          1,000,740
        100,000    PLAQUEMINES LA PORT HARBOR & TERMINAL DISTRICT SERIES A              5.00          09/01/2007            100,869
        900,000    PLAQUEMINES LA PORT HARBOR & TERMINAL DISTRICT SERIES D              5.00          09/01/2007            907,821
      2,415,000    VILLAGE OF EPPS LA                                                   7.25          06/01/2009          2,475,013

                                                                                                                          7,105,978
                                                                                                                    ---------------

MARYLAND - 0.12%
        765,000    NORTHEAST MD WASTE DISPOSAL AUTHORITY MONTGOMERY COUNTY
                   RESOURCE RECOVERY PROJECT A                                          5.90          07/01/2005            765,054
                                                                                                                    ---------------

MASSACHUSETTS - 2.63%
      1,000,000    BOSTON MA INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY PILOT
                   SEAFOOD PROJECT**+/-                                                 5.88          04/01/2030          1,028,120
        315,000    MASSACHUSETTS DEVELOPMENT FINANCE AGENCY DEVELOPMENTAL
                   DISABILITIES INCORPORATED                                            6.25          06/01/2008            321,820

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
MASSACHUSETTS (CONTINUED)
$     2,750,000    MASSACHUSETTS HEALTH & EDUCATIONAL FACILITIES AUTHORITY
                   CARITAS CHRISTI OBLIGATION GROUP SERIES A                             5.25%        07/01/2006    $     2,788,610
        775,000    MASSACHUSETTS HEALTH & EDUCATIONAL FACILITIES AUTHORITY
                   EYE & EAR INFIRMARY SERIES B (HEALTHCARE FACILITIES
                   REVENUE LOC)                                                          5.25         07/01/2009            819,183
        500,000    MASSACHUSETTS INDUSTRIAL FINANCE AGENCY OGDEN SERIES A                4.95         12/01/2006            507,580
      2,355,000    MASSACHUSETTS INDUSTRIAL FINANCE AGENCY REFUSETECH
                   INCORPORATED PROJECT SERIES A                                         6.30         07/01/2005          2,355,165
      5,000,000    MASSACHUSETTS STATE TURNPIKE AUTHORITY SERIES A                       5.00         01/01/2011          5,220,350
      1,335,000    PITTSFIELD MA ANTICIPATION NOTES                                      3.00         10/21/2005          1,336,081
      3,100,000    WORCESTER MA REGIONAL TRANSPORTATION AUTHORITY REVENUE
                   ANTICIPATION NOTES                                                    4.00         06/30/2006          3,126,040

                                                                                                                         17,502,949
                                                                                                                    ---------------

MICHIGAN - 0.75%
        615,000    FLINT MI HOSPITAL BUILDING AUTHORITY HURLEY MEDICAL CENTER
                   SERIES A                                                              4.80         07/01/2005            615,012
        510,000    FLINT MI HOSPITAL BUILDING AUTHORITY HURLEY MEDICAL CENTER
                   SERIES A                                                              6.00         07/01/2005            510,031
      3,000,000    MICHIGAN STRATEGIC LIMITED OBLIGATION WASTE MANAGEMENT**+/-           3.15         12/01/2013          2,991,480
        850,000    MICHIGAN STRATEGIC WASTE MANAGEMENTS INCORPORATED
                   PROJECT**+/-                                                          4.20         12/01/2012            852,278

                                                                                                                          4,968,801
                                                                                                                    ---------------

MINNESOTA - 1.72%
      3,075,000    CANBY MN COMMUNITY HOSPITAL DISTRICT NUMBER 1 SIOUX VALLEY
                   HOSPITALS & HEALTH**+/-                                               2.85         11/01/2026          3,075,000
        500,000    MINNESOTA DULUTH APARTMENT LEASE REVENUE SERIES 95C
                   (AIRPORT REVENUE LOC)                                                 6.25         08/01/2014            501,395
      2,150,000    MINNESOTA HFA RESIDENTIAL HOUSING FINANCE SERIES B                    5.00         07/01/2034          2,243,826
      4,000,000    MINNESOTA HFA RESIDENTIAL HOUSING SERIES L-2**                        2.35         01/01/2031          3,946,760
        125,000    MINNESOTA HIGHER EDUCATION FACILITIES AUTHORITY HAMLINE
                   UNIVERSITY SERIES 4I (COLLEGE AND UNIVERSITY REVENUE LOC)             5.65         10/01/2007            128,522
      1,578,943    MINNESOTA STATE                                                       3.50         06/30/2007          1,579,796

                                                                                                                         11,475,299
                                                                                                                    ---------------

MISSISSIPPI - 1.20%
      8,000,000    BILOXI MS HOUSING AUTHORITY BAYVIEW PLACE ESTATES                     4.50         09/01/2005          8,009,200
                                                                                                                    ---------------

MISSOURI - 3.01%
      2,955,000    CHESTERFIELD MO REFUNDING & IMPROVEMENTS CHESTERFIELD VALLEY
                   PROJECT                                                               4.50         04/15/2016          2,956,655
        135,000    ELLISVILLE MO IDA GAMBRILL GARDENS PROJECT                            5.20         06/01/2006            136,438
      7,000,000    HAZELWOOD MO IDA BOTTOM ROAD DEVELOPMENT PROJECT                      3.88         08/01/2018          6,935,810
        375,000    I-470 & 350 TRANSPORTATION DEVELOPMENT DISTRICT MO                    5.20         05/01/2006            378,232
      2,000,000    LAKE OF THE OZARKS MO COMMUNITY BRIDGE CORPORATION                    5.25         12/01/2014          2,033,840
        800,000    MISSOURI STATE ENVIRONMENTAL IMPROVEMENT & ENERGY RESOURCES
                   AUTHORITY AMERICAN CYANAMID COMPANY                                   5.80         09/01/2009            862,488
      5,000,000    MISSOURI STATE HEALTH & EDUCATIONAL FACILITIES AUTHORITY ST
                   LOUIS CITY SCHOOL DISTRICT SERIES H                                   3.25         11/14/2005          5,003,550
        915,000    NEVADA MO NEVADA REGIONAL MEDICAL CENTER                              6.00         10/01/2007            929,896
        775,000    SPRINGFIELD MO LAND CLEARANCE REDEVELOPMENT AUTHORITY
                   UNIVERSITY PLAZA PROJECT                                              6.30         10/01/2006            793,616

                                                                                                                         20,030,525
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
MONTANA - 0.53%
$     1,260,000    BILLINGS MT                                                           2.96%        03/01/2006    $     1,256,850
      1,300,000    BILLINGS MT                                                           3.38         03/01/2007          1,296,880
        995,000    BILLINGS MT                                                           3.80         03/01/2008            998,144

                                                                                                                          3,551,874
                                                                                                                    ---------------

NEVADA - 0.32%
        625,000    CLARK COUNTY NV IMPROVEMENT DISTRICT 108 & 124 SERIES B               4.10         02/01/2008            621,106
      1,500,000    LAS VEGAS NV PAINTER TRIBE SERIES A (OTHER REVENUE LOC)               4.65         11/01/2005          1,506,645

                                                                                                                          2,127,751
                                                                                                                    ---------------

NEW HAMPSHIRE - 1.76%
      1,140,000    MANCHESTER NH HOUSING & REDEVELOPMENT AUTHORITY SERIES A
                   (OTHER REVENUE LOC)                                                   5.80         01/01/2009          1,212,196
      4,000,000    MERRIMACK COUNTY NH TAX ANTICIPATION NOTES                            3.35         12/28/2005          4,005,280
      4,640,000    NEW HAMPSHIRE BUSINESS FINANCE AUTHORITY**+/-                         3.50         07/01/2027          4,594,714
        490,000    NEW HAMPSHIRE HEALTH & EDUCATION FACILITIES AUTHORITY NEW
                   HAMPSHIRE MEDICAL CENTER                                              3.00         10/01/2006            490,676
      1,420,000    NEW HAMPSHIRE HEALTH & EDUCATION FACILITIES AUTHORITY NEW
                   HAMPSHIRE MEDICAL CENTER                                              4.00         10/01/2007          1,443,828

                                                                                                                         11,746,694
                                                                                                                    ---------------

NEW JERSEY - 3.51%
      1,500,000    BAYONNE NJ PARKING AUTHORITY PARKING PROJECT (PARKING
                   FACILITIES REVENUE LOC)                                               5.00         03/15/2007          1,523,010
      4,000,000    BAYONNE NJ TAX ANTICIPATION NOTES SERIES B                            5.00         11/15/2005          4,019,120
      1,490,000    NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY CIGARETTE TAX
                   REVENUE                                                               5.63         06/15/2017          1,549,972
        400,000    NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY FIRST MORTGAGE
                   WINCHESTER SERIES A                                                   2.60         11/01/2005            398,776
      7,500,000    NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY SCHOOL
                   FACILITIES**+/-                                                       2.75         03/01/2025          7,496,325
      1,215,000    NEW JERSEY HFFA JERSEY CITY MEDICAL CENTER (HEALTHCARE
                   FACILITIES REVENUE LOC)                                               4.80         08/01/2021          1,237,623
      4,885,000    NEW JERSEY HFFA ST. JOSEPH'S HOSPITAL & MEDICAL CENTER
                   SERIES A (HEALTHCARE FACILITIES REVENUE LOC)                          5.60         07/01/2007          5,090,952
        290,000    TOBACCO SETTLEMENT FINANCING CORPORATION NEW JERSEY                   5.00         06/01/2009            302,316
      1,165,000    TOBACCO SETTLEMENT FINANCING CORPORATION NEW JERSEY                   4.38         06/01/2019          1,179,761
        500,000    UNION COUNTY NJ POLLUTION CONTROL FINANCING AUTHORITY
                   AMERICAN CYANAMID COMPANY                                             5.80         09/01/2009            535,885

                                                                                                                         23,333,740
                                                                                                                    ---------------

NEW MEXICO - 0.66%
        755,000    ALBUQUERQUE NM MCT INDUSTRIES INCORPORATED PROJECT                    3.75         04/01/2010            771,497
        175,000    NEW MEXICO EDUCATIONAL ASSISTANCE FOUNDATION SERIES II C
                   (EDUCATIONAL FACILITIES REVENUE LOC)                                  6.00         12/01/2008            176,930
        935,000    NEW MEXICO MORTGAGE FINANCE AUTHORITY SFMR SERIES A2
                   (HOUSING REVENUE LOC)                                                 7.10         09/01/2030            960,553
      1,750,000    NEW MEXICO MORTGAGE FINANCE AUTHORITY SFMR SERIES D2
                   (HOUSING REVENUE LOC)                                                 6.75         09/01/2029          1,855,245
        620,000    NEW MEXICO MORTGAGE FINANCE AUTHORITY SFMR SERIES F2
                   (HOUSING REVENUE LOC)                                                 6.80         03/01/2031            656,971

                                                                                                                          4,421,196
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
NEW YORK - 4.55%
$     5,000,000    MONROE COUNTY NY ANTICIPATION NOTES                                   4.00%        07/28/2005    $     5,002,900
        715,000    NASSAU COUNTY NY IDA NORTH SHORE HEALTH SYSTEMS PROJECTS C            5.63         11/01/2010            773,716
         65,000    NASSAU COUNTY NY IDA SPECIAL NEEDS FACILITIES PROGRAM-B-1             5.60         07/01/2005             65,001
        375,000    NASSAU COUNTY NY IDA SPECIAL NEEDS SERIES B-1                         6.50         07/01/2006            381,701
      6,250,000    NEW YORK CONVENTION CENTER OPERATING CORPORATION CAPITAL
                   APPRECIATION YALE BUILDING PROJECT^                                   5.75         06/01/2008          5,555,750
        440,000    NEW YORK MORTGAGE AGENCY HOMEOWNER MORTGAGE SERIES 103**+/-           2.95         10/01/2017            440,075
        435,000    NEW YORK NY IDA POLYTECHNIC UNIVERSITY PROGRAM                        5.13         11/01/2006            436,109
        825,000    NEW YORK NY IDA SPECIAL NEEDS FACILITIES PROGRAM A1                   5.60         07/01/2005            824,992
      1,200,000    NEW YORK NY IDA SPECIAL NEEDS FACILITIES PROGRAM A1                   6.50         07/01/2006          1,202,220
      1,000,000    NEW YORK NY IDA SPECIAL NEEDS FACILITIES PROGRAM A1
                   (INDUSTRIAL DEVELOPMENT REVENUE LOC)                                  3.05         07/01/2009            983,800
        220,000    NEW YORK NY SERIES A                                                  6.13         08/01/2006            227,821
        700,000    NEW YORK NY SERIES B                                                  8.25         06/01/2006            735,623
      1,000,000    NEW YORK STATE DORMITORY AUTHORITY AIDS LONG TERM HEALTH CARE
                   FACILITIES                                                            5.00         11/01/2011          1,069,980
      9,125,000    NEW YORK STATE DORMITORY AUTHORITY CITY UNIVERSITY SYSTEM
                   SERIES C                                                              7.50         07/01/2010         10,084,403
      1,000,000    SCHENECTADY NY                                                        5.90         12/30/2005            998,960
        205,000    SUFFOLK COUNTY NY                                                     6.50         07/01/2006            208,663
        165,000    SUFFOLK COUNTY NY IDA SPECIAL NEEDS POOLED SERIES C-1                 6.88         07/01/2010            175,509
         70,000    TOBACCO SETTLEMENT FINANCING AUTHORITY NEW YORK SERIES A1             5.00         06/01/2010             70,000
      1,035,000    UNITED NATIONS DEVELOPMENT CORPORATION NY SERIES A                    4.00         07/01/2007          1,060,047

                                                                                                                         30,297,270
                                                                                                                    ---------------

NORTH CAROLINA - 0.39%
        790,000    NORTH CAROLINA EASTERN MUNICIPAL POWER AGENCY SERIES B
                   (UTILITIES REVENUE LOC)                                               6.00         01/01/2006            801,779
      1,600,000    NORTH CAROLINA EASTERN MUNICIPAL POWER AGENCY SERIES D                6.00         01/01/2009          1,674,192
        115,000    NORTH CAROLINA MUNICIPAL POWER AGENCY NUMBER 1 CATAWBA
                   ELECTRIC REVENUE                                                      7.25         01/01/2007            122,060

                                                                                                                          2,598,031
                                                                                                                    ---------------

NORTH DAKOTA - 0.63%
      1,580,000    NORTH DAKOTA STATE HOUSING                                            3.70         01/01/2009          1,594,489
      1,480,000    NORTH DAKOTA STATE HOUSING                                            4.10         01/01/2011          1,501,120
      1,060,000    NORTH DAKOTA STATE HOUSING                                            4.20         07/01/2011          1,081,136

                                                                                                                          4,176,745
                                                                                                                    ---------------

OHIO - 1.98%
      2,070,000    BEAVERCREEK CITY OH SCHOOL DISTRICT TAX ANTICIPATION NOTES            4.00         12/01/2005          2,076,790
        775,000    CARROLL OH WATER & SEWER DISTRICT                                     6.25         12/01/2010            824,414
        300,000    CLEVELAND OH CONTINENTAL AIRLINES INCORPORATED                        5.50         12/01/2008            285,990
        820,000    COUNTY OF ATHENS OH O'BLENESS SERIES A                                5.00         11/15/2008            838,179
         60,158    CUYAHOGA COUNTY OH PARKLANE APARTMENTS SERIES A1+/-                   6.00         10/01/2037             40,461
        104,374    CUYAHOGA COUNTY OH PARKLANE APARTMENTS SERIES A2+                     5.46         10/01/2037                104

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
OHIO (CONTINUED)
$     1,330,000    FRANKLIN COUNTY OH CAPITOL SOUTH COMMUNITY URBAN                      4.85%        06/01/2006    $     1,345,401
        700,000    LAKEWOOD OH LAKEWOOD HOSPITAL ASSOCIATION                             5.50         02/15/2008            738,353
      2,450,000    LORAIN OH                                                             4.00         10/06/2005          2,453,357
        265,000    MEDINA COUNTY OH CAMELOT PLACE LIMITED SERIES A                       8.10         10/01/2013            266,942
        500,000    MONTGOMERY COUNTY OH KETTERING MEDICAL CENTER                         6.00         04/01/2008            532,705
      2,850,000    OHIO AIR QUALITY DEVELOPMENT AUTHORITY PCR TOLEDO
                   SERIES A**+/-                                                         3.10         09/01/2033          2,850,228
        950,000    OHIO STATE WATER DEVELOPMENT AUTHORITY OHIO EDISON COMPANY
                   SERIES B**+/-                                                         3.35         06/01/2033            951,245

                                                                                                                         13,204,169
                                                                                                                    ---------------

OKLAHOMA - 1.14%
        240,000    CITIZEN POTAWATOMI NATION OK SERIES A                                 3.40         09/01/2005            239,513
        305,000    CITIZEN POTAWATOMI NATION OK SERIES A                                 4.15         09/01/2006            303,127
      1,000,000    KINGFISHER OK SPECIAL PROJECTS AUTHORITY KINGFISHER PUBLIC
                   SCHOOLS PROJECT                                                       4.10         09/01/2009          1,010,000
      2,005,000    OKARCHE OK ECONOMIC DEVELOPMENT AUTHORITY CHICKASHA PUBLIC
                   SCHOOLS PROJECT                                                       4.50         09/01/2008          2,091,315
      1,275,000    OKLAHOMA DEVELOPMENT FINANCE AUTHORITY COMANCHE COUNTY
                   HOSPITAL PROJECT SERIES B                                             5.35         07/01/2008          1,335,754
      1,325,000    OKLAHOMA STATE                                                        6.25         08/15/2015          1,488,293
      1,120,000    POTTAWATOMIE COUNTY OK FACILITIES AUTHORITY HARRAH PUBLIC
                   SCHOOLS PROJECT                                                       3.35         09/01/2008          1,112,877

                                                                                                                          7,580,879
                                                                                                                    ---------------

OREGON - 0.60%
      4,000,000    MEDFORD OR HOSPITAL FACILITIES AUTHORITY ROGUE VALLEY MANOR
                   PROJECT (HEALTHCARE FACILITIES REVENUE LOC)**+/-                      3.00         08/15/2032          4,000,000
                                                                                                                    ---------------

PENNSYLVANIA - 5.26%
      4,250,000    ALLEGHENY COUNTY PA+/-**                                              2.90         09/01/2032          4,250,000
      3,750,000    DELAWARE RIVER PORT AUTHORITY PA & N J (TOLL ROAD REVENUE LOC)        5.45         01/01/2012          3,875,325
        660,000    GROVE CITY PA AREA HOSPITAL AUTHORITY UNITED COMMUNITY HOSPITAL
                   PROJECT                                                               4.75         07/01/2006            663,788
        500,000    LEHIGH COUNTY PA GENERAL PURPOSE AUTHORITY KIDSPEACE OBLIGATED
                   GROUP                                                                 5.80         11/01/2012            488,590
        500,000    ONTELAUNEE TOWNSHIP PA MUNICIPAL AUTHORITY (SEWER REVENUE LOC)        4.25         11/15/2005            499,950
        920,000    PENNSYLVANIA ECONOMIC DEVELOPMENT FINANCING AUTHORITY AMTRAK
                   PROJECT SERIES A                                                      6.00         11/01/2007            944,628
      1,095,000    PENNSYLVANIA ECONOMIC DEVELOPMENT FINANCING AUTHORITY AMTRAK
                   PROJECT SERIES A                                                      6.00         11/01/2010          1,140,968
      1,000,000    PENNSYLVANIA ECONOMIC DEVELOPMENT FINANCING AUTHORITY EXEMPT
                   FACILITIES REVENUE**+/-                                               4.35         06/01/2028          1,000,200
      2,595,000    PENNSYLVANIA ECONOMIC DEVELOPMENT FINANCING AUTHORITY
                   NORTHWESTERN HUMAN SERVICES SERIES A (HEALTHCARE FACILITIES
                   REVENUE LOC)                                                          4.88         06/01/2008          2,644,720
      2,823,077    PENNSYLVANIA HFA SINGLE FAMILY MORTGAGE REVENUE+/-                    3.15         06/01/2008          2,823,077
      4,000,000    PENNSYLVANIA STATE HIGHER EDUCATIONAL FACILITIES AUTHORITY
                   UNIVERSITY OF PENNSYLVANIA HEALTH SERVICES SERIES A**                 5.60         01/01/2006          4,098,240
        750,000    PENNSYLVANIA STATE HIGHER EDUCATIONAL FACILITIES AUTHORITY
                   UNIVERSITY OF PENNSYLVANIA SERIES B**                                 5.60         01/01/2010            767,123

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
PENNSYLVANIA (CONTINUED)
$     1,715,000    PHILADELPHIA PA HOSPITALS & HIGHER EDUCATION FACILITIES
                   AUTHORITY JEANES HEALTH SYSTEMS PROJECT                               6.60%        07/01/2010    $     1,870,139
      5,630,000    PHILADELPHIA PA HOSPITALS & HIGHER EDUCATION FACILITIES AUTHORITY
                   JEFFERSON HEALTH SYSTEMS SERIES A (HEALTHCARE FACILITIES
                   REVENUE LOC)                                                          5.25         05/15/2010          5,967,068
        850,000    SUSQUEHANNA PA AREA REGIONAL AIRPORT AUTHORITY AERO HARRISBURG
                   LLC PROJECT                                                           5.25         01/01/2009            838,143
      3,175,000    WASHINGTON COUNTY PA IDA CHILDREN'S HOME PITTSBURGH PROJECT           4.00         06/15/2008          3,143,536

                                                                                                                         35,015,495
                                                                                                                    ---------------

PUERTO RICO - 1.86%
        105,000    CHILDREN'S TRUST FUND                                                 4.00         05/15/2010            106,600
        440,000    CHILDREN'S TRUST FUND PUERTO RICO**                                   5.75         07/01/2010            466,809
        340,000    PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL &
                   ENVIRONMENTAL CENTRAL FACILITIES FINANCING AUTHORITY ANA G.
                   MENDEZ UNIVERSITY                                                     4.50         12/01/2005            342,050
        355,000    PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL &
                   ENVIRONMENTAL CENTRAL FACILITIES FINANCING AUTHORITY ANA G.
                   MENDEZ UNIVERSITY                                                     4.50         12/01/2006            361,561
        300,000    PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL &
                   ENVIRONMENTAL CENTRAL FACILITIES FINANCING AUTHORITY ANA G.
                   MENDEZ UNIVERSITY                                                     5.00         02/01/2007            307,467
        925,000    PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL &
                   ENVIRONMENTAL CENTRAL FACILITIES FINANCING AUTHORITY ANA G.
                   MENDEZ UNIVERSITY                                                     5.00         02/01/2008            958,596
        390,000    PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL &
                   ENVIRONMENTAL CENTRAL FACILITIES FINANCING AUTHORITY ANA G.
                   MENDEZ UNIVERSITY                                                     5.00         12/01/2008            409,367
      9,400,000    PUERTO RICO INFRASTRUCTURE FINANCING AUTHORITY SERIES B+/-            2.93         10/01/2040          9,400,000

                                                                                                                         12,352,450
                                                                                                                    ---------------

SOUTH CAROLINA - 2.74%
      1,500,000    CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION
                   SERIES B^                                                             8.46         01/01/2027            252,525
      2,835,000    CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION
                   SERIES B^                                                             8.46         01/01/2028            439,311
     18,250,000    CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION
                   SERIES B^                                                             8.29         01/01/2037          1,539,570
     14,500,000    CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION
                   SERIES B^                                                             8.21         01/01/2038          1,148,690
        355,000    GREENVILLE COUNTY SC DONALDSON INDUSTRIAL AIR PARK PROJECT A          5.50         04/01/2011            358,994
      6,300,000    SOUTH CAROLINA JOBS ECONOMIC DEVELOPMENT AUTHORITY CONCO MEDICAL
                   PRODUCTS PROJECT**+/-                                                 2.55         09/01/2010          6,300,000
        235,000    SOUTH CAROLINA JOBS ECONOMIC DEVELOPMENT AUTHORITY PALMETTO
                   HEALTH ALLIANCE SERIES A                                              4.50         08/01/2006            237,872
        760,000    SOUTH CAROLINA JOBS ECONOMIC DEVELOPMENT AUTHORITY PALMETTO
                   HEALTH ALLIANCE SERIES A                                              5.00         08/01/2008            790,841
      1,000,000    SOUTH CAROLINA JOBS ECONOMIC DEVELOPMENT AUTHORITY PALMETTO
                   HEALTH SERIES C                                                       4.75         08/01/2007          1,023,150
      1,475,000    SOUTH CAROLINA STATE PORTS AUTHORITY                                  7.60         07/01/2005          1,475,177
      1,205,000    SOUTH CAROLINA STATE PORTS AUTHORITY                                  7.70         07/01/2006          1,226,413
      2,255,000    SOUTH CAROLINA STATE PORTS AUTHORITY#                                 7.80         07/01/2009          2,418,465
      1,000,000    YORK SC BOWATER INCORPORATED PROJECT                                  7.63         03/01/2006          1,019,920

                                                                                                                         18,230,928
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
SOUTH DAKOTA - 3.21%
$     4,000,000    GRANT COUNTY SD OTTER TAIL POWER COMPANY PROJECT**+/-                 2.94%        12/01/2012    $     4,000,000
        225,000    SOUTH DAKOTA ECONOMIC DEVELOPMENT FINANCE AUTHORITY ANGUS
                   INCORPORATED PROJECT A                                                4.25         04/01/2008            227,729
        260,000    SOUTH DAKOTA ECONOMIC DEVELOPMENT FINANCE AUTHORITY ANGUS
                   INCORPORATED PROJECT A                                                4.50         04/01/2009            265,475
        665,000    SOUTH DAKOTA ECONOMIC DEVELOPMENT FINANCE AUTHORITY MCFLEEG
                   PROJECT B                                                             4.38         04/01/2011            673,060
      4,470,000    SOUTH DAKOTA HEALTH & EDUCATIONAL FACILITIES AUTHORITY SIOUX
                   VALLEY HOSPITALS & HEALTH**+/-                                        2.85         11/01/2025          4,470,000
      4,000,000    SOUTH DAKOTA HEALTH & EDUCATIONAL FACILITIES AUTHORITY SIOUX
                   VALLEY HOSPITALS & HEALTH**+/-                                        2.85         11/01/2027          4,000,000
      3,975,000    SOUTH DAKOTA HEALTH & EDUCATIONAL FACILITIES AUTHORITY SIOUX
                   VALLEY HOSPITALS & HEALTH SERIES B**+/-                               2.85         11/01/2020          3,975,000
        345,000    SOUTH DAKOTA HEALTH & EDUCATIONAL FACILITIES AUTHORITY SIOUX
                   VALLEY HOSPITALS & HEALTH SERIES E                                    5.00         11/01/2005            347,443
      3,260,000    SOUTH DAKOTA STATE BUILDING AUTHORITY SERIES A (LEASE REVENUE
                   LOC)                                                                  5.35         12/01/2012          3,432,943

                                                                                                                         21,391,650
                                                                                                                    ---------------

TENNESSEE - 2.23%
        335,000    CITIZENS TN GAS UTILITY DISTRICT (UTILITIES REVENUE LOC)**            5.15         01/01/2009            339,050
      1,200,000    METROPOLITAN GOVERNMENT NASHVILLE & DAVIDSON COUNTY TN
                   INDUSTRIAL DEVELOPMENT BOARD EASTER SEAL PROJECT**+/-                 3.10         08/01/2019          1,198,512
      2,500,000    SHELBY COUNTY TN HEALTH EDUCATIONAL & HOUSING FACILITIES BOARD
                   BAPTIST MEMORIAL HEALTHCARE SERIES A                                  5.00         09/01/2007          2,590,450
      8,650,000    SHELBY COUNTY TN HEALTH EDUCATIONAL & HOUSING FACILITIES BOARD
                   FLOAT BAPTIST MEMORIAL HEALTHCARE**+/-                                5.00         09/01/2020          9,109,142
      1,585,000    TENNESSEE HOUSING DEVELOPMENT AGENCY HOMEOWNERSHIP PROGRAM ISSUE
                   3A^                                                                   5.07         07/01/2005          1,584,842

                                                                                                                         14,821,996
                                                                                                                    ---------------

TEXAS - 7.63%
        630,000    ANSON TX EDUCATION FACILITIES CORPORATION UNIVERSITY OF TEXAS
                   WATERVIEW PARK PROJECT (HOUSING REVENUE LOC)                          4.00         01/01/2008            639,450
      1,110,000    AUSTIN TX SERIES A                                                    5.38         11/15/2005          1,112,386
      9,000,000    BEXAR COUNTY TX REVENUE PROJECT (OTHER REVENUE LOC)                   5.75         08/15/2022          9,669,150
      2,750,000    BRAZOS TX RIVER AUTHORITY TEXAS UTILITIES ELECTRIC COMPANY SERIES
                   A**+/-                                                                5.40         04/01/2030          2,799,170
      1,440,000    BRAZOS TX RIVER AUTHORITY TEXAS UTILITIES ELECTRIC COMPANY SERIES
                   A**+/-                                                                5.05         06/01/2030          1,463,472
        145,000    DECATUR TX HOSPITAL AUTHORITY WISE REGIONAL HEALTH SYSTEMS SERIES
                   A                                                                     3.38         09/01/2005            145,049
        200,000    DECATUR TX HOSPITAL AUTHORITY WISE REGIONAL HEALTH SYSTEMS SERIES
                   A                                                                     3.63         09/01/2006            200,476
      1,121,769    DESOTO TX IDA WINTERGREEN COMMERCIAL REMARKETED 2-1-94                7.00         01/01/2017          1,081,161
        970,000    GATEWAY TX PUBLIC FACILITY CORPORATION STONEGATE VILLAS
                   APARTMENTS PROJECT (HOUSING REVENUE LOC)                              3.88         01/01/2010            996,229
      1,000,000    HARRIS COUNTY TX (TOLL ROAD REVENUE LOC)**+/-                         5.00         08/15/2021          1,069,010
        245,000    HIDALGO COUNTY TX HEALTH SERVICES CORPORATION MISSION HOSPITAL
                   INCORPORATED PROJECT                                                  4.00         02/15/2006            245,578

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
TEXAS (CONTINUED)
   $ 10,000,000    HOUSTON TX INDEPENDENT SCHOOL DISTRICT CAPITAL APPRECIATION
                   SERIES A (PROPERTY TAX REVENUE LOC)^                                 4.24%        02/15/2014     $     7,118,400
      2,695,000    HOUSTON TX SPECIAL FACILITIES PEOPLE (AIRPORT REVENUE LOC)           5.38         07/15/2009           2,804,336
      2,564,874    LANCASTER TX HOUSING FINANCE CORPORATION MFHR PLEASANT CREEK
                   CORNERS PROJECT                                                      3.60         06/15/2006           2,410,982
        324,300    LANCASTER TX HOUSING FINANCE CORPORATION MFHR PLEASANT CREEK
                   CORNERS PROJECT                                                      3.98         06/15/2006             304,842
        800,000    METRO TX HEALTH FACILITIES DEVELOPMENT CORPORATION WILSON N.
                   JONES MEMORIAL HOSPITAL PROJECT                                      6.38         01/01/2007             811,344
      5,165,000    MUNIMAE TRUST SERIES 2001-9 CLASS A (HOUSING REVENUE LOC)**          4.40         08/24/2009           5,165,000
      2,455,000    ODESSA TX HOUSING AUTHORITY SECTION 8 ASSISTANCE PROJECT
                   SERIES B (HOUSING REVENUE LOC)                                       6.38         10/01/2011           2,379,239
        100,000    SAN ANGELO TX INDEPENDENT SCHOOL DISTRICT (PROPERTY TAX
                   REVENUE LOC)^                                                        1.61         02/15/2006              98,229
      7,075,000    TEXAS WATER DEVELOPMENT                                              5.70         07/15/2013           7,290,717
      2,355,000    TRINITY RIVER TX AUTHORITY ELECTRIC COMPANY PROJECT                  5.00         05/01/2027           2,409,589
                   SERIES A** +/-
        575,000    WESLACO HEALTH FACILITIES DEVELOPMENT CORPORATION KNAPP
                   MEDICAL CENTER PROJECT                                               5.00         06/01/2007             591,865

                                                                                                                         50,805,674
                                                                                                                    ---------------

UTAH - 0.31%
      2,040,035    DAVIS COUNTY UT SCHOOL DISTRICT                                      3.00         09/07/2008           2,040,524
                                                                                                                    ---------------

VERMONT - 0.11%
        330,000    VERMONT EDUCATIONAL & HEALTH BUILDINGS FINANCING AGENCY
                   COUNCIL DEVELOPMENT MENTAL HEALTH CLASS A                            6.20         12/15/2005             333,967
        455,000    VERMONT EDUCATIONAL & HEALTH BUILDINGS FINANCING AGENCY
                   HEALTH CARE FACILITIES COPLEY MANOR PROJECT^^                        5.40         04/01/2006             376,599

                                                                                                                            710,566
                                                                                                                    ---------------

VIRGIN ISLANDS - 1.53%
        730,000    TOBACCO SETTLEMENT FINANCING CORPORATION VIRGIN ISLANDS^             4.19         05/15/2009             663,533
      1,100,000    TOBACCO SETTLEMENT FINANCING CORPORATION VIRGIN ISLANDS^             4.30         05/15/2010             998,954
      3,315,000    VIRGIN ISLANDS PUBLIC FINANCE AUTHORITY SERIES C (OTHER
                   REVENUE LOC)                                                         5.50         10/01/2006           3,421,776
      1,695,000    VIRGIN ISLANDS PUBLIC FINANCE AUTHORITY SERIES D                     6.00         10/01/2005           1,704,645
      1,500,000    VIRGIN ISLANDS PUBLIC FINANCE AUTHORITY SERIES D                     6.00         10/01/2006           1,539,390
      1,750,000    VIRGIN ISLANDS PUBLIC FINANCE AUTHORITY SERIES D                     6.00         10/01/2007           1,828,085

                                                                                                                         10,156,383
                                                                                                                    ---------------

VIRGINIA - 1.21%
      1,000,000    AMELIA COUNTY VA IDA WASTE MANAGEMENT PROJECT** +/-                  4.05         04/01/2027             995,570
      6,500,000    PITTSYLVANIA COUNTY VA IDA EXEMPT FACILITIES SERIES A                7.50         01/01/2014           6,663,995
        380,000    SOUTHEASTERN WA PUBLIC SERVICE AUTHORITY SUBSERIES 2                 4.40         07/01/2005             380,004

                                                                                                                          8,039,569
                                                                                                                    ---------------

WASHINGTON - 3.94%
      5,000,000    CHELAN COUNTY WA PUBLIC UTILITY DISTRICT NUMBER 1 CHELAN
                   HYDRO SERIES A** +/-                                                 6.55         12/31/2049           5,000,450
      3,795,000    CLARK COUNTY WA INDUSTRIAL REVENUE CAMAS POWER BOILER LIMITED        3.38         08/01/2007           3,795,949
                   PROJECT SERIES A+/-
        590,000    QUINCY WA                                                            4.50         11/01/2008             604,042

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
WASHINGTON (CONTINUED)
$       575,000    QUINCY WA                                                            4.75%        11/01/2009     $       595,855
      1,390,000    SKAGIT COUNTY WA PUBLIC HOSPITAL DISTRICT NUMBER 1                   4.00         12/01/2006           1,398,785
        205,000    SNOHOMISH COUNTY WA PUBLIC HOSPITAL DISTRICT NUMBER 3
                   SERIES A                                                             6.00         06/01/2010             212,798
      3,555,000    SPOKANE COUNTY WA SCHOOL DISTRICT NUMBER 081(PROPERTY TAX
                   REVENUE LOC)^                                                        3.42         06/01/2009           3,182,650
      3,100,000    SPOKANE COUNTY WA SCHOOL DISTRICT NUMBER 081(PROPERTY TAX
                   REVENUE LOC)^                                                        3.50         06/01/2010           2,773,136
        610,000    SPOKANE COUNTY WASHINGTON SCHOOL DISTRICT NUMBER 081 SPOKANE
                   CONVERTABLE DEFERRED INTEREST MBIA INSURED (PROPERTY TAX
                   REVENUE LOC)^                                                        3.60         12/01/2010             544,071

        200,000    TOBACCO SETTLEMENT AUTHORITY OF WASHINGTON                           5.25         06/01/2009             209,926
        915,000    WALLA WALLA WA HOUSING AUTHORITY WILBUR MANOR PROJECT
                   (HOUSING REVENUE LOC)                                                6.25         12/01/2011             905,914
      5,000,000    WASHINGTON STATE HEALTH (HEALTHCARE FACILITIES REVENUE
                   LOC)** +/-                                                           2.64         01/01/2029           5,000,000
      2,000,000    YAKIMA WA HOUSING AUTHORITY KLICKITAT VALLEY HOSPITAL
                    PROJECT** +/-                                                       3.30         10/01/2023           2,000,000

                                                                                                                         26,223,576
                                                                                                                    ---------------

WEST VIRGINIA - 1.38%
        360,000    OHIO COUNTY WV BUILDING COMMISSION MEDICAL CENTER                    7.00         10/01/2010             396,151
      3,000,000    PUTNAM COUNTY WV APPALACHIAN POWER COMPANY PROJECT E**.+/-           2.80         05/01/2019           2,967,030
        535,000    WEIRTON WV MUNICIPAL HOSPITAL BUILDING COMMISSION WEIRTON
                   MEDICAL CENTER SERIES A                                              4.50         12/01/2005             536,798
      5,170,000    WEST VIRGINIA PUBLIC ENERGY AUTHORITY MORGANTOWN ASSOCIATION
                   PROJECT A                                                            5.05         07/01/2008           5,314,605

                                                                                                                          9,214,584
                                                                                                                    ---------------

WISCONSIN - 3.78%
         40,000    BADGER TOBACCO ASSET SECURITIZATION CORPORATION                      5.75         06/01/2011              44,010
        325,000    BADGER TOBACCO ASSET SECURITIZATION CORPORATION                      5.00         06/01/2008             338,133
        905,000    BADGER TOBACCO ASSET SECURITIZATION CORPORATION                      5.00         06/01/2009             950,159
        500,000    FRANKLIN WI SOLID WASTE DISPOSAL REVENUE** +/-                       3.63         04/01/2016             499,690
        570,000    OSHKOSH WI DON EVANS INCORPORATED PROJECT                            4.85         12/01/2007             580,214
        605,000    OSHKOSH WI DON EVANS INCORPORATED PROJECT                            5.05         12/01/2008             618,419
        650,000    OSHKOSH WI DON EVANS INCORPORATED PROJECT                            5.20         12/01/2009             664,391
      3,935,000    PLEASANT PRAIRIE WI ANTICIPATION NOTES**                             4.00         10/01/2006           4,001,383
      2,200,000    RICHLAND COUNTY WI SCHOOL DISTRICT TRAN                              3.25         10/26/2005           2,202,728
         25,000    STEVENS POINT WI CDA SECTION 8                                       6.50         09/01/2009              28,171
      1,050,000    VILLAGE OF RANDOLPH WI PROMISSORY NOTES                              4.38         09/01/2006           1,060,006
        300,000    WISCONSIN HEALTH & EDUCATIONAL FACILITIES AUTHORITY BEAVER
                   DAM COMMUNITIES HOSPITALS INCORPORATED CLASS A                       4.25         08/15/2008             299,484
        200,000    WISCONSIN HEALTH & EDUCATIONAL FACILITIES AUTHORITY BEAVER
                   DAM COMMUNITIES HOSPITALS INCORPORATED CLASS A                       4.50         08/15/2009             200,058
      1,855,000    WISCONSIN HEALTH & EDUCATIONAL FACILITIES AUTHORITY BELLIN
                   MEMORIAL HOSPITAL INCORPORATED                                       5.00         02/15/2009           1,882,751
        175,000    WISCONSIN HEALTH & EDUCATIONAL FACILITIES AUTHORITY DIVINE
                   SAVIOR HEALTHCARE SERIES A (HEALTHCARE FACILITIES REVENUE
                   LOC)                                                                 4.45         05/01/2007             178,729
         25,000    WISCONSIN HEALTH & EDUCATIONAL FACILITIES AUTHORITY DIVINE
                   SAVIOR HOSPITAL INCORPORATED PROJECT                                 4.80         06/01/2006              25,201
         30,000    WISCONSIN HEALTH & EDUCATIONAL FACILITIES AUTHORITY LUTHERAN
                   HOME FOR THE AGING                                                   7.00         09/01/2025              30,011

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
WISCONSIN (CONTINUED)
$       200,000    WISCONSIN HEALTH & EDUCATIONAL FACILITIES AUTHORITY
                   MARSHFIELD CLINIC SERIES B                                           4.50%        02/15/2006     $       201,304
        350,000    WISCONSIN HEALTH & EDUCATIONAL FACILITIES AUTHORITY
                   MARSHFIELD CLINIC SERIES B                                           5.75         02/15/2007             362,152
      1,500,000    WISCONSIN HEALTH & EDUCATIONAL FACILITIES AUTHORITY THREE
                   PILLARS COMMUNITIES                                                  5.00         08/15/2010           1,591,515
        100,000    WISCONSIN HEALTH & EDUCATIONAL FACILITIES AUTHORITY TOMAH
                   MEMORIAL HOSPITAL INCORPORATED PROJECT                               3.25         07/01/2005              99,999
        100,000    WISCONSIN HEALTH & EDUCATIONAL FACILITIES AUTHORITY TOMAH
                   MEMORIAL HOSPITAL INCORPORATED PROJECT                               3.88         07/01/2006              99,888
        130,000    WISCONSIN HEALTH & EDUCATIONAL FACILITIES AUTHORITY TOMAH
                   MEMORIAL HOSPITAL INCORPORATED PROJECT                               4.13         07/01/2007             129,630
      2,685,000    WISCONSIN HEALTH & EDUCATIONAL FACILITIES REVENUE
                   (HEALTHCARE FACILITIES REVENUE LOC)                                  5.00         08/15/2009           2,843,925
      2,720,000    WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY SERIES E
                   (HOUSING REVENUE LOC)                                                5.80         09/01/2017           2,827,005
      3,370,000    WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY SERIES F          5.20         07/01/2018           3,397,466

                                                                                                                         25,156,422
                                                                                                                    ---------------

WYOMING - 0.59%
      2,855,000    GILLETTE WY BLACK HILLS POWER & LIGHT COMPANY PROJECT SERIES
                   A** +/-                                                              2.80         06/01/2024           2,855,000
      1,050,000    TETON COUNTY WY HOSPITAL DISTRICT REVENUE ST. JOHN'S MEDICAL
                   CENTER                                                               5.25         12/01/2007           1,070,884

                                                                                                                          3,925,884
                                                                                                                    ---------------

MULTIPLE STATES - 0.91%
      2,000,000    GMAC MUNICIPAL MORTGAGE TRUST++                                      4.15         10/31/2039           2,000,520
      4,000,000    MMA FINANCIAL CDD SENIOR SECURITIZATION TRUST BEACON LAKES
                   PASSTHRU CTFS C+/-                                                   3.38         11/01/2008           4,025,640

                                                                                                                          6,026,160
                                                                                                                    ---------------

TOTAL MUNICIPAL BONDS & NOTES (COST $646,194,634)                                                                       648,466,402
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 2.29%

COMMERCIAL PAPER - 1.24%
      4,000,000    GOVERNMENT DEVELOPMENT BANK PUERTO RICO (OTHER REVENUE LOC)          2.95         07/08/2005           4,000,000
      4,250,000    GOVERNMENT DEVELOPMENT BANK PUERTO RICO (OTHER REVENUE LOC)          3.00         07/20/2005           4,250,000

                                                                                                                          8,250,000
                                                                                                                    ---------------

SHARES

MUTUAL FUND - 1.05%
      6,988,736    WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET TRUST~++                                          6,988,736
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $15,238,736)                                                                          15,238,736
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $661,433,370)*                99.71%                                                                          $   663,705,138
OTHER ASSETS AND LIABILITIES, NET    0.29                                                                                 1,926,206
                                   ------                                                                           ---------------

TOTAL NET ASSETS                   100.00%                                                                          $   665,631,344
                                   ------                                                                           ---------------

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

+/-        VARIABLE RATE INVESTMENTS.
** THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.
++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.
+          NON-INCOME EARNING SECURITIES.
^          ZERO COUPON/STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
           MATURITY.
#          SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.
^^ THIS SECURITY IS CURRENTLY IN DEFAULT WITH REGARDS TO SCHEDULED INTEREST OR PRINCIPAL PAYMENTS.
~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.
++         SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $6,988,736.
* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

ULTRA SHORT-TERM MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE   MATURITY DATE      VALUE
MUNICIPAL BONDS & NOTES - 100.27%

ALABAMA - 2.79%
$       225,000    ALABAMA 21ST CENTURY AUTHORITY                                         5.13%        12/01/2005     $    226,395
      1,000,000    ALABAMA 21ST CENTURY AUTHORITY                                         5.25         12/01/2006        1,023,440
     17,815,000    BIRMINGHAM AL BAPTIST MEDICAL CENTERS SPECIAL CARE FACILITIES
                   FINANCING AUTHORITY BAPTIST HEALTH SYSTEM SERIES C**+/-                4.35         11/15/2016       17,990,478
        875,000    SHELBY COUNTY AL BOARD OF EDUCATION                                    2.40         05/15/2006          868,464

                                                                                                                        20,108,777
                                                                                                                      ------------

ARIZONA - 1.72%
      8,300,000    MARICOPA COUNTY AZ POLLUTION CONTROL CORPORATION EL PASO
                   ELECTRIC COMPANY PROJECT SERIES A**+/-                                 6.25         05/01/2037        8,323,655
      1,825,000    MOHAVE COUNTY AZ IDA CITIZENS UTILITY COMPANY PROJECT**+/-             4.75         08/01/2020        1,828,559
      1,250,000    PASCUA YAQUI TRIBE AZ GOVERNMENT FACILITIES                            5.20         01/01/2006        1,262,687
      1,000,000    SANTA CRUZ COUNTY AZ IDA+/-**                                          4.75         08/01/2020          996,410

                                                                                                                        12,411,311
                                                                                                                      ------------

ARKANSAS - 1.69%
      2,500,000    ARKANSAS DEVELOPMENT FINANCE AUTHORITY WASTE MANAGEMENT
                   **+/-                                                                  2.85         08/01/2021        2,498,425
      4,465,000    ARKANSAS STATE STUDENT LOAN AUTHORITY REVENUE SUB-STUDENT
                   LOAN-SERIES B GSL INSURED (HIGHER EDUCATION FACILITIES
                   AUTHORITY REVENUE LOC)                                                 5.35         06/01/2009        4,641,769
      2,120,000    LITTLE ROCK AR (AIRPORT REVENUE LOC)                                   3.50         11/01/2008        2,150,168
      1,695,000    LITTLE ROCK AR LEXICON INCORPORATED PROJECT                            6.48         07/01/2006        1,691,474
        360,000    NORTHWEST AR REGIONAL AIRPORT AUTHORITY (AIRPORT REVENUE LOC)          4.00         02/01/2006          361,980
        825,000    POPE COUNTY AR ENTERGY ARKANSAS INCORPORATED PROJECT**+/-              5.05         09/01/2028          827,038

                                                                                                                        12,170,854
                                                                                                                      ------------

CALIFORNIA - 9.37%
        650,000    BAY AREA CA GOVERNMENTS ASSOCIATION BART SAN FRANCISCO
                   EXTENSION FTA CAPITAL GRANT SERIES A AMBAC INSURED (STATE &
                   LOCAL GOVERNMENTS LOC)                                                 4.88         06/15/2009          651,209
      1,045,000    CALIFORNIA HFA HOME MORTGAGE SERIES F (HOUSING REVENUE LOC)            4.70         08/01/2016        1,052,336
      9,000,000    CALIFORNIA SERIES D5**+/-                                              2.82         05/01/2033        8,997,840
      6,350,000    CALIFORNIA STATEWIDE CDA ESKATON PROPERTIES INCORPORATED**+/-          4.50         05/15/2029        6,350,000
      8,650,000    CALIFORNIA STATEWIDE CDA ESKATON PROPERTIES INCORPORATED
                   (HEALTHCARE FACILITIES REVENUE LOC)**+/-                               4.50         05/15/2029        8,650,000
      1,350,000    CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
                   (HOUSING REVENUE LOC)**+/-                                             4.25         05/15/2029        1,350,000
      3,950,000    CALIFORNIA STATEWIDE COMMUNITY DEVELOPMENT AUTHORITY
                   CERTIFICATE PARTICIPATION OBLIGATED GROUP ACA INSURED
                   (HOSPITAL REVENUE LOC)**+/-                                            4.40         12/01/2028        3,950,000
        345,000    GOLDEN STATE CA TOBACCO SECURITIZATION CORPORATION SERIES B            5.13         06/01/2014          345,800
     12,455,000    GOLDEN STATE CA TOBACCO SECURITIZATION CORPORATION SERIES B            5.25         06/01/2015       12,485,266
      9,320,000    GOLDEN STATE CA TOBACCO SECURITIZATION CORPORATION SERIES B            5.25         06/01/2016        9,342,741
      1,339,678    PASADENA CA                                                            4.25         12/19/2006        1,339,852
      5,000,000    SAN FRANCISCO CA CITY & COUNTY AIRPORTS COMMUNITY
                   INTERNATIONAL AIRPORT REVENUE SECOND SERIES 31A XLCA INSURED
                   (AIRPORT REVENUE LOC)**+/-                                             2.80         05/01/2025        5,000,000
      1,280,000    SANTA ROSA CA RANCHERIA TACHI YOKUT TRIBE ENTERPRISE                   5.00         03/01/2006        1,284,582
      1,590,000    TOBACCO SECURITIZATION AUTHORITY OF SOUTHERN CALIFORNIA SERIES A       5.00         06/01/2007        1,628,796

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

ULTRA SHORT-TERM MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
CALIFORNIA (CONTINUED)
$     5,000,000    TOBACCO SECURITIZATION AUTHORITY OF SOUTHERN CALIFORNIA SERIES
                   A                                                                    5.25%        06/01/2027      $ 5,082,650

                                                                                                                      67,511,072
                                                                                                                    ------------

COLORADO - 0.91%
      3,300,000    ADAMS COUNTY CO BRITTANY STATION PROJECT SERIES A (HOUSING
                   REVENUE LOC)**+/-                                                    5.40         09/01/2025        3,312,375
        207,506    ARAPAHOE COUNTY CO IDK PARTNERS I TRUST SERIES A CLASS A
                   (HOUSING REVENUE LOC)                                                5.25         11/01/2019          208,629
      1,000,000    COLORADO HEALTH FACILITIES AUTHORITY EVANGELICAL LUTHERAN            3.05         10/01/2005          999,740
      1,965,000    COLORADO HFA SERIES A2 (HOUSING REVENUE LOC)                         6.60         05/01/2028        2,016,522

                                                                                                                       6,537,266
                                                                                                                    ------------

DISTRICT OF COLUMBIA - 0.12%
        900,000    DISTRICT OF COLUMBIA SUBSERIES C-3 XLCA INSURED (PROPERTY TAX
                   REVENUE LOC)**+/-                                                    2.85         06/01/2034          900,000
                                                                                                                    ------------

FLORIDA - 5.26%
      2,000,000    BREVARD COUNTY FL HEALTH FACILITIES AUTHORITY RETIREMENT
                   HOUSING FUNDING (HEALTHCARE FACILITIES REVENUE LOC)**+/-             4.40         12/01/2028        2,000,000
     20,200,000    CAPITAL TRUST AGENCY FL SEMINOLE TRIBE RESORT SERIES B**
                   +/-                                                                  3.34         10/01/2033       20,200,000
      2,000,000    HIGHLANDS COUNTY FL HEALTH FACILITIES AUTHORITY ADVENTIST
                   HEALTH SYSTEMS**+/-                                                  3.15         11/15/2034        2,000,000
      3,170,000    HILLSBOROUGH COUNTY FL AVIATION AUTHORITY TAMPA INTERNATIONAL
                   AIRPORT SERIES A (AIRPORT REVENUE LOC)                               5.75         10/01/2007        3,307,578
        345,000    JACKSONVILLE FL ECONOMIC DEVELOPMENT COMMISSION MET PACKAGE
                   SOLUTIONS PROJECT (INDUSTRIAL DEVELOPMENT REVENUE LOC)               3.25         10/01/2006          344,693
        250,000    JACKSONVILLE FL ECONOMIC DEVELOPMENT COMMISSION MET PACKAGE
                   SOLUTIONS PROJECT (INDUSTRIAL DEVELOPMENT REVENUE LOC)               3.50         10/01/2007          250,475
      2,030,000    MIAMI BEACH FL HEALTH FACILITIES AUTHORITY MOUNT SINAI MEDICAL
                   CENTER                                                               5.50         11/15/2005        2,044,088
      1,000,000    ST JOHNS FL RIVER WATER MANAGEMENT DISTRICT (WATER &
                   WASTEWATER AUTHORITY REVENUE LOC)                                    5.10         07/01/2009        1,000,070
      6,750,000    VOLUSIA COUNTY FL IDA ACA INSURED (HEALTHCARE FACILITIES
                   REVENUE LOC)**+/-                                                    4.40         12/01/2028        6,750,000

                                                                                                                      37,896,904
                                                                                                                    ------------

GEORGIA - 1.53%
     11,000,000    FULTON COUNTY GA HOUSING AUTHORITY ORCHARD SPRINGS APARTMENTS
                   **+/-                                                                2.25         12/01/2037       11,000,000
                                                                                                                    ------------

IDAHO - 0.16%
      1,145,000    POST FALLS ID LOCAL IMPROVEMENT DISTRICT NUMBER 2004-1               3.25         01/15/2007        1,143,970
                                                                                                                    ------------

ILLINOIS - 5.47%
     11,000,000    AURORA IL COVEY FOX VALLEY APARTMENTS PROJECT**+/-                   5.30         11/01/2027       11,164,890
        860,000    AURORA IL TAX INCREMENTAL REVENUE                                    5.00         12/30/2006          868,162
        900,000    AURORA IL TAX INCREMENTAL REVENUE                                    5.00         12/30/2007          914,139
        380,000    CHICAGO IL CHATHAM RIDGE (TAX ALLOCATION REVENUE LOC)                4.05         12/15/2005          380,338
        645,000    CHICAGO IL O'HARE INTERNATIONAL AIRPORT SENIOR LIEN SERIES A
                   (AIRPORT REVENUE LOC)                                                4.90         01/01/2006          651,553
      1,400,000    COLES-CLARK COUNTIES IL COMMUNITY COLLEGE DISTRICT NUMBER 517
                   LAKE LAND COMMUNITY COLLEGE                                          3.55         12/01/2005        1,399,090
        300,000    COLES-CLARK COUNTIES IL COMMUNITY COLLEGE DISTRICT NUMBER 517
                   LAKE LAND COMMUNITY COLLEGE                                          3.55         12/01/2006          298,995
      3,330,000    EUREKA IL EUREKA COLLEGE PROJECT SERIES B**                          7.00         01/01/2019        3,355,175

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

ULTRA SHORT-TERM MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE      VALUE
ILLINOIS (CONTINUED)
$       175,000    ILLINOIS FINANCE AUTHORITY CITIZENS UTILITY COMPANY PROJECT
                   **+/-                                                                4.80%        08/01/2025     $    175,341
     12,000,000    ILLINOIS HEALTH FACILITIES AUTHORITY HOSPITAL SISTERS SERVICES
                   INCORPORATED SERIES A (HEALTHCARE FACILITIES REVENUE LOC)
                   **+/-                                                                4.00         12/01/2022       12,171,000
        305,000    LA SALLE COUNTY IL HIGH SCHOOL LEASE CERTIFICATES+/-                 3.75         12/01/2010          305,000
        650,000    LA SALLE COUNTY IL HIGH SCHOOL LEASE CERTIFICATES+/-                 3.75         12/01/2011          650,000
        690,000    LA SALLE COUNTY IL HIGH SCHOOL LEASE CERTIFICATES+/-                 3.75         12/01/2012          690,000
        730,000    LA SALLE COUNTY IL HIGH SCHOOL LEASE CERTIFICATES+/-                 3.75         12/01/2013          730,000
        775,000    LA SALLE COUNTY IL HIGH SCHOOL LEASE CERTIFICATES+/-                 3.75         12/01/2014          775,000
        825,000    LA SALLE COUNTY IL HIGH SCHOOL LEASE CERTIFICATES+/-                 3.75         12/01/2015          825,000
        875,000    LA SALLE COUNTY IL HIGH SCHOOL LEASE CERTIFICATES+/-                 3.75         12/01/2016          875,000
        930,000    LA SALLE COUNTY IL HIGH SCHOOL LEASE CERTIFICATES+/-                 3.75         12/01/2017          930,000
        985,000    LA SALLE COUNTY IL HIGH SCHOOL LEASE CERTIFICATES+/-                 3.75         12/01/2018          985,000
        735,000    LA SALLE COUNTY IL HIGH SCHOOL LEASE CERTIFICATES+/-                 3.75         12/01/2019          735,000
        545,000    NORTHERN COOK COUNTY IL SOLID WASTE AGENCY PREREFUNDED SERIES
                   A (OTHER REVENUE LOC)                                                5.15         05/01/2006          555,202

                                                                                                                      39,433,885
                                                                                                                    ------------

INDIANA - 3.33%
      8,080,000    ANDERSON IN CROSS LAKES APARTMENTS SERIES A**+/-                     5.63         07/01/2033        7,752,760
        450,000    CLARKSVILLE IN (HEALTHCARE FACILITIES REVENUE LOC)**+/-              4.95         12/01/2025          450,000
      4,000,000    CROWN POINT IN COMMUNITY SCHOOL CORPORATION                          3.75         09/30/2005        4,007,040
      2,500,000    INDIANA DEVELOPMENT FINANCE AUTHORITY WASTE MANAGEMENT
                   INCORPORATED  PROJECT+/-**                                           2.70         10/01/2031        2,494,600
      9,365,000    INDIANAPOLIS IN COVERED BRIDGE SERIES A**+/-                         5.50         04/01/2030        9,298,134

                                                                                                                      24,002,534
                                                                                                                    ------------

IOWA - 0.58%
      4,000,000    ANKENY IA SERIES A                                                   3.50         06/01/2007        4,010,160
        145,000    CEDAR RAPIDS IA FIRST MORTGAGE COTTAGE GROVE SERIES A                5.30         07/01/2005          144,990

                                                                                                                       4,155,150
                                                                                                                    ------------

KANSAS - 1.79%
      7,250,000    BURLINGTON KS KC POWER & LIGHT COMPANY PROJECT SERIES C**
                   +/-                                                                  2.38         10/01/2017        7,238,255
        900,000    KANSAS STATE INDEPENDENT COLLEGE FINANCIAL AUTHORITY
                   REVENUE-BAKER UNIVERSITY                                             4.50         05/01/2006          905,985
      1,500,000    KANSAS STATE INDEPENDENT COLLEGE FINANCIAL AUTHORITY
                   REVENUE-BENEDICTINE                                                  5.00         05/01/2006        1,509,795

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

ULTRA SHORT-TERM MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE       VALUE
KANSAS (CONTINUED)
$       500,000    KANSAS STATE INDEPENDENT COLLEGE FINANCIAL AUTHORITY
                   REVENUE-BETHEL COLLEGE                                               5.00%        05/01/2006     $    503,265
        300,000    KANSAS STATE INDEPENDENT COLLEGE FINANCIAL AUTHORITY
                   REVENUE-CHRISTIAN                                                    5.00         05/01/2006          301,959
      1,600,000    KANSAS STATE INDEPENDENT COLLEGE FINANCIAL AUTHORITY
                   REVENUE-OTTAWA UNIVERSITY                                            5.00         05/01/2006        1,610,448
        800,000    KANSAS STATE INDEPENDENT COLLEGE FINANCIAL AUTHORITY
                   REVENUE-SOUTHWESTERN                                                 5.00         05/01/2006          805,224

                                                                                                                      12,874,931
                                                                                                                    ------------

KENTUCKY - 0.73%
        140,000    COVINGTON KY ALLEN & ALLEN**+/-                                      4.25         09/01/2016          139,987
      1,500,000    KENTUCKY ECONOMIC DEVELOPMENT FINANCE AUTHORITY RETIREMENT
                   HOUSING FOUNDATION (HEALTHCARE FACILITIES REVENUE LOC)**
                   +/-                                                                  4.40         12/01/2028        1,500,000
      3,525,000    MUHLENBERG COUNTY KY MUHLENBERG COMMUNITY HOSPITAL PROJECT           6.75         07/01/2010        3,643,299

                                                                                                                       5,283,286
                                                                                                                    ------------

LOUISIANA - 2.22%
      9,825,000    CALCASIEU PARISH LA MEMORIAL HOSPITAL SERVICE DISTRICT LAKE
                   CHARLES MEMORIAL HOSPITAL PROJECT (HEALTHCARE FACILITIES
                   REVENUE LOC)**+/-                                                    3.25         12/01/2018        9,825,000
      6,075,000    ORLEANS PARISH LA SCHOOL BOARD MUNICIPAL LEASE                       5.71         08/20/2007        6,150,998

                                                                                                                      15,975,998
                                                                                                                    ------------

MARYLAND - 0.48%
      3,450,000    MARYLAND CDA DEPARTMENT OF HOUSING & COMMUNITY DEVELOPMENT
                   SINGLE FAMILY PROGRAM 1ST SERIES (HOUSING REVENUE LOC)               5.80         04/01/2009        3,490,986

MASSACHUSETTS - 5.47%
      3,195,000    BERKSHIRE MA REGIONAL TRANSIT AUTHORITY REVENUE ANTICIPATION
                   NOTES (TRANSPORTATION REVENUE LOC)                                   3.00         09/16/2005        3,195,990
      3,780,000    BOSTON MA INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY PILOT
                   SEAFOOD PROJECT**+/-                                                 5.88         04/01/2030        3,886,294
        435,000    MASSACHUSETTS HEALTH & EDUCATIONAL FACILITIES AUTHORITY
                   BERKSHIRE HEALTH SYSTEMS SERIES E (HEALTHCARE FACILITIES
                   REVENUE LOC)                                                         4.50         10/01/2005          435,418
      4,930,000    MASSACHUSETTS HEALTH & EDUCATIONAL FACILITIES AUTHORITY
                   CARITAS CHRISTI OBLIGATION GROUP SERIES A                            5.25         07/01/2005        4,930,197
      3,650,000    MASSACHUSETTS HEALTH & EDUCATIONAL FACILITIES AUTHORITY
                   CARITAS CHRISTI OBLIGATION GROUP SERIES A                            5.25         07/01/2006        3,701,246
      2,000,000    MASSACHUSETTS HFA SINGLE FAMILY NOTES SERIES U                       2.65         01/31/2006        1,998,200
        500,000    MASSACHUSETTS INDUSTRIAL FINANCE AGENCY OGDEN SERIES A               4.95         12/01/2006          507,580
      4,205,000    MASSACHUSETTS INDUSTRIAL FINANCE AGENCY REFUSETECH
                   INCORPORATED PROJECT SERIES A                                        6.30         07/01/2005        4,205,294
      9,500,000    PIONEER MA VALLEY TRANSIT AUTHORITY REVENUE ANTICIPATION NOTES
                   (OTHER REVENUE LOC)                                                  3.50         08/05/2005        9,501,425
      7,000,000    WORCESTER MA REGIONAL TRANSPORTATION AUTHORITY REVENUE
                   ANTICIPATION NOTES                                                   4.00         06/30/2006        7,058,800

                                                                                                                      39,420,444
                                                                                                                    ------------

MICHIGAN - 1.02%
      7,300,790    SUBURBAN MI MOBILITY AUTHORITY                                       4.90         08/15/2007        7,346,128
                                                                                                                    ------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

ULTRA SHORT-TERM MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE       VALUE
MINNESOTA - 0.28%
$        45,000    CANBY MN COMMUNITY HOSPITAL DISTRICT NUMBER 1 SIOUX VALLEY
                   HOSPITALS & HEALTH**+/-                                              2.85%        11/01/2026     $     45,000
      2,000,000    MINNESOTA HFA RESIDENTIAL HOUSING SERIES L-2**                       2.35         01/01/2031        1,973,380

                                                                                                                       2,018,380
                                                                                                                    ------------

MISSISSIPPI - 3.48%
      2,350,000    ADAMS COUNTY MS INTERNATIONAL PAPER COMPANY PROJECT SERIES A         5.63         11/15/2006        2,356,980
      2,000,000    BILOXI MS HOUSING AUTHORITY BAYVIEW PLACE ESTATES                    4.50         09/01/2005        2,002,300
     10,000,000    MISSISSIPPI HOSPITAL EQUIPMENT & FACILITIES AUTHORITY BAPTIST
                   MEMORIAL HEALTH SERIES B2**+/-                                       3.00         09/01/2018        9,999,400
      4,500,000    MISSISSIPPI HOSPITAL EQUIPMENT & FACILITIES AUTHORITY BAPTIST
                   MEMORIAL HEALTH SERIES B2**+/-                                       3.50         09/01/2022        4,514,535
      6,200,000    MISSISSIPPI REGIONAL HOUSING AUTHORITY NUMBER 8 MAGNOLIA PARK
                   APARTMENTS**+/-                                                      2.15         03/01/2030        6,200,372

                                                                                                                      25,073,587
                                                                                                                    ------------

MISSOURI - 6.73 %
      6,660,000    HAZELWOOD MO IDA BOTTOM ROAD DEVELOPMENT PROJECT                     3.00         08/01/2013        6,646,480
      5,200,000    HAZELWOOD MO IDA BOTTOM ROAD DEVELOPMENT PROJECT                     3.88         08/01/2018        5,152,316
      3,100,000    MISSOURI HIGHER EDUCATION LOAN AUTHORITY SUB LIEN (COLLEGE AND
                   UNIVERSITY REVENUE LOC)                                              6.50         02/15/2006        3,138,936
      3,500,000    MISSOURI STATE HEALTH AND EDUCATIONAL FACILITIES AUTHORITY
                   REVENUE PRIVADE EDUCATION - REVENUE ANTICIPATION NOTES               4.75         04/25/2006        3,530,205
      6,505,253    MISSOURI STATE HEALTH & EDUCATIONAL FACILITIES AUTHORITY
                   LEASE-SUBLEASE PURCHASE                                              3.09         07/15/2008        6,515,792
     14,000,000    MISSOURI STATE HEALTH & EDUCATIONAL FACILITIES AUTHORITY ST
                   LOUIS CITY SCHOOL DISTRICT SERIES H                                  3.25         11/14/2005       14,009,940
      1,240,000    MISSOURI STATE HOUSING DEVELOPMENT COMMUNITY MORTGAGE REVENUE
                   SINGLE FAMILY HOMEOWNER LOAN SERIES A-1 GNMA FNMA INSURED
                   (HOUSING REVENUE LOC)                                                7.50         03/01/2031        1,306,179
      2,710,000    MISSOURI STATE HOUSING DEVELOPMENT COMMUNITY MORTGAGE REVENUE
                   SINGLE FAMILY HOMEOWNER LOAN SERIES C-1 GNMA FNMA INSURED
                   (HOUSING REVENUE LOC)                                                7.15         03/01/2032        2,854,389
      2,490,000    RICHMOND HEIGHTS MO BOARD ANTICIPATION NOTES MANHASSETT
                   VILLAGE PROJECT                                                      3.35         10/01/2006        2,486,937
      2,000,000    ST. JOSEPH MO IDA ALBAUGH INCORPORATED PROJECT SERIES A**
                   +/-                                                                  2.90         11/01/2019        2,000,000
        850,000    ST. CHARLES SCHOOL DISTRICT MO CAPITAL APPRECIATION SERIES A
                   (PROPERTY TAX REVENUE LOC)^                                          1.48         03/01/2006          832,932

                                                                                                                      48,474,106
                                                                                                                    ------------

NEBRASKA - 0.29%
        703,957    ENERGY AMERICA NE PUBLIC GAS AGENCY PROJECT SERIES B(B)              5.10         10/15/2005          698,269
      1,375,000    OMAHA NE TRIBE PUBLIC IMPROVEMENTS AUTHORITY                         7.50         06/01/2009        1,379,317

                                                                                                                       2,077,586
                                                                                                                    ------------

NEVADA - 0.57%
      4,000,000    CLARK COUNTY NV MCCARRAN INTERNATIONAL AIRPORT SERIES A
                   (AIRPORT REVENUE LOC)**                                              6.00         07/01/2017        4,080,360
                                                                                                                    ------------

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

ULTRA SHORT-TERM MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
NEW HAMPSHIRE - 0.87%
$     2,000,000    NEW HAMPSHIRE HEALTH & EDUCATIONAL FACILITIES SERIES B               4.00%        04/26/2006     $  2,014,060
      1,600,000    NEW HAMPSHIRE HEALTH & EDUCATIONAL FACILITIES SERIES G               4.00         04/26/2006        1,611,248
      2,645,000    NEW HAMPSHIRE HEALTH & EDUCATIONAL FACILITIES SERIES H               4.00         04/26/2006        2,663,594

                                                                                                                       6,288,902
                                                                                                                    ------------

NEW JERSEY - 2.92%
      5,493,000    BAYONNE NJ BOARD ANTICIPATION NOTES                                  3.00         07/01/2005        5,492,890
      6,500,000    BAYONNE NJ BOND ANTICIPATION NOTES                                   4.50         06/29/2006        6,560,450
        430,000    TOBACCO SETTLEMENT FINANCING CORPORATION NEW JERSEY                  4.38         06/01/2019          435,448
      8,550,000    WILDWOOD NJ BOARD ANTICIPATION NOTES                                 3.75         05/12/2006        8,576,847

                                                                                                                      21,065,635
                                                                                                                    ------------

NEW MEXICO - 2.75%
      3,045,000    ALAMOGORDO NM GERALD CHAMPION MEMORIAL HOSPITAL PROJECT              5.00         01/01/2008        3,166,891
     16,635,000    PUEBLO OF SANDIA NM**+/-                                             4.28         03/01/2015       16,635,000

                                                                                                                      19,801,891
                                                                                                                    ------------

NEW YORK - 3.98%
      7,000,000    ALBANY NY SCHOOL DISTRICT BOARD ANTICIPATION NOTES                   3.00         08/26/2005        6,994,260
      1,055,000    DUTCHESS COUNTY NY IDA MARIST COLLEGE SERIES A                       2.75         07/01/2005        1,055,000
      2,055,000    MONROE NY NEWPOWER CORPORATION                                       3.30         01/01/2009        2,020,147
      8,750,000    NEW YORK CONVENTION CENTER OPERATING CORPORATION CAPITAL
                   APPRECIATION YALE BUILDING^                                          5.76         06/01/2008        7,778,050
      1,000,000    NEW YORK CONVENTION CENTER OPERATING CORPORATION YALE
                   BUILDING ACQUISITION PROJECT                                         5.25         06/01/2008        1,032,770
      1,000,000    NEW YORK NY IDA POLYTECHNIC UNIVERSITY PROGRAM                       5.13         11/01/2006        1,002,550
      1,035,000    SYRACUSE NY BOARD ANTICIPATION NOTES AIRPORT SERIES A                3.75         04/13/2006        1,040,972
        290,000    TOBACCO SETTLEMENT FINANCING AUTHORITY NEW YORK SERIES A1            5.00         06/01/2010          290,000
      2,630,000    TOBACCO SETTLEMENT FINANCING AUTHORITY NEW YORK SERIES C1            5.50         06/01/2010        2,635,812
      4,660,000    TSASC INCORPORATED NY SERIES 1                                       5.25         07/15/2010        4,817,695

                                                                                                                      28,667,256
                                                                                                                    ------------

NORTH DAKOTA - 0.09%
        620,000    NORTH DAKOTA STATE HFA HOUSING FINANCE HOME MORTGAGE FINANCE
                   SERIES A                                                             4.60         01/01/2023          623,094
                                                                                                                    ------------

OHIO - 3.10%
      6,020,000    GATEWAY OH ECONOMIC DEVELOPMENT CORPORATION                          2.75         09/01/2005        6,020,963
      1,000,000    GATEWAY OH ECONOMIC DEVELOPMENT CORPORATION SERIES B+/-              3.49         09/15/2014        1,000,000
      825,000      LAKEWOOD OH LAKEWOOD HOSPITAL ASSOCIATION                            5.00         02/15/2006          835,007
      2,500,000    MONROE OH BOARD ANTICIPATION NOTES                                   2.50         08/24/2005        2,497,750
      1,500,000    OHIO AIR QUALITY DEVELOPMENT AUTHORITY PCR PA POWER COMPANY
                   PROJECT**+/-                                                        3.38         01/01/2029        1,501,320
      2,850,000    OHIO AIR QUALITY DEVELOPMENT AUTHORITY PCR TOLEDO SERIES A**+/-     3.10         09/01/2033        2,850,228

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

ULTRA SHORT-TERM MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
OHIO (CONTINUED)
$     7,600,000    OHIO STATE WATER DEVELOPMENT AUTHORITY OHIO EDISON COMPANY
                   SERIES B**+/-                                                        3.35%        06/01/2033     $  7,609,956

                                                                                                                      22,315,224
                                                                                                                    ------------

OKLAHOMA - 1.26%
      1,000,000    ELLIS COUNTY OK INDUSTRIAL AUTHORITY WB JOHNSTON GRAIN
                   SHATTUCK PROJECT                                                     5.00         08/01/2008        1,010,770
        650,000    ELLIS COUNTY OK INDUSTRIAL AUTHORITY WB JOHNSTON GRAIN
                   SHATTUCK PROJECT                                                     7.00         08/01/2013          700,589
      1,545,000    OKLAHOMA HOUSING FINANCE AGENCY SINGLE FAMILY REVENUE
                   MORTGAGE HOMEOWNER LOAN PROGRAM SERIES D-2 GNMA/FNMA INSURED
                   (HOUSING REVENUE LOC)                                                7.10         09/01/2028        1,624,583
      5,740,000    TULSA OK INDUSTRIAL AUTHORITY ST. JOHNS PHYSICIANS**+/-              1.90         11/01/2014        5,740,115

                                                                                                                       9,076,057
                                                                                                                    ------------

OREGON - 3.12%
     12,450,000    MEDFORD OR HOSPITAL FACILITIES AUTHORITY ROGUE VALLEY MANOR
                   PROJECT (HEALTHCARE FACILITIES REVENUE LOC)**+/-                     3.00         08/15/2032       12,450,000
      6,000,000    OREGON ECONOMIC DEVELOPMENT REVENUE TOYO TANSO USA SERIES
                   CXLVII (INDUSTRIAL DEVELOPMENT REVENUE LOC)**+/-                     4.70         02/01/2012        6,000,000
      1,500,000    PORT OF PORTLAND OR UNION PACIFIC RAILROAD COMPANY
                   PROJECT**+/-                                                         3.20         12/01/2006        1,496,610
      2,460,000    WESTERN LANE OR HOSPITAL DISTRICT HOSPITAL FACILITY AUTHORITY
                   SISTERS OF ST. JOSEPH PEACE PROJECT (HEALTHCARE FACILITIES
                   REVENUE LOC)                                                         5.63         08/01/2007        2,514,735

                                                                                                                      22,461,345
                                                                                                                    ------------

PENNSYLVANIA - 3.59%
      1,110,000    BERKS COUNTY PA MUNICIPAL AUTHORITY ALBRIGHT COLLEGE PROJECT
                   NOTES                                                                2.75         10/01/2005        1,109,079
     10,200,000    CARBON-LEHIGH PENNSYLVANIA INTER UNIT NUMBER 21 REVENUE              3.75         06/30/2006       10,241,106
        535,000    LEBANON COUNTY PA HEALTH FACILITIES AUTHORITY GOOD SAMARITAN
                   HOSPITAL PROJECT                                                     3.50         11/15/2007          534,502
      8,669,231    PENNSYLVANIA HFA SINGLE FAMILY MORTGAGE REVENUE                      2.80         06/01/2008        8,669,231
      1,000,000    SAYRE PA HEALTH CARE FACILITIES AUTHORITY GUTHRIE HEALTH
                   SERIES A                                                             5.50         12/01/2005        1,009,450
      1,500,000    SAYRE PA HEALTH CARE FACILITIES AUTHORITY GUTHRIE HEALTH
                   SERIES A                                                             5.50         12/01/2006        1,544,550
      2,825,000    WASHINGTON COUNTY PA IDA CHILDREN'S HOME PITTSBURGH PROJECT          4.00         06/15/2008        2,797,004

                                                                                                                      25,904,922
                                                                                                                    ------------

PUERTO RICO - 3.13%
     10,000,000    PUERTO RICO COMMONWEALTH TAX & REVENUE                               3.00         07/29/2005       10,000,400
     12,575,000    PUERTO RICO INFRASTRUCTURE FINANCING AUTHORITY SERIES B+/-#          3.19         10/01/2040       12,575,000

                                                                                                                      22,575,400
                                                                                                                    ------------

RHODE ISLAND - 0.27%
      2,000,000    RHODE ISLAND INDUSTRIAL FACILITIES CORPORATION WASTE
                   MANAGEMENT INCORPORATED PROJECT SERIES A**+/-                        2.75         04/01/2016        1,986,840
                                                                                                                    ------------

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

ULTRA SHORT-TERM MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
SOUTH CAROLINA - 0.53%
$     2,790,000    CHARLESTON COUNTY SC MEDICAL SOCIETY HEALTH PROJECT
                   (HEALTHCARE FACILITIES REVENUE LOC)                                  5.50%        10/01/2005     $  2,810,562
      1,000,000    YORK SC BOWATER INCORPORATED PROJECT                                 7.63         03/01/2006        1,019,920

                                                                                                                       3,830,482
                                                                                                                    ------------

SOUTH DAKOTA - 1.92%
      6,400,000    GRANT COUNTY SD OTTER TAIL POWER COMPANY PROJECT**+/-                2.94         12/01/2012        6,400,000
        235,000    SOUTH DAKOTA ECONOMIC DEVELOPMENT FINANCE AUTHORITY POOLED
                   LOAN PROGRAM ANGUS INCORPORATED PROJECT SERIES A                     3.25         04/01/2006          234,438
        245,000    SOUTH DAKOTA ECONOMIC DEVELOPMENT FINANCE AUTHORITY POOLED
                   LOAN PROGRAM ANGUS INCORPORATED PROJECT SERIES A                     3.75         04/01/2007          245,238
      6,970,000    SOUTH DAKOTA HEALTH & EDUCATIONAL FACILITIES AUTHORITY
                   SIOUX VALLEY HOSPITALS & HEALTH**+/-                                 2.85         11/01/2027        6,970,000

                                                                                                                      13,849,676
                                                                                                                    ------------

TENNESSEE - 2.36%
      5,000,000    CHATTANOOGA-HAMILTON COUNTY TENNESSEE HOSPITAL AUTHORITY
                   HOSPITAL REVENUE FSA INSURED**+/-                                    3.05         10/01/2023        5,000,000
      2,900,000    CHATTANOOGA-HAMILTON COUNTY TENNESSEE HOSPITAL AUTHOURITY
                   HOSPITAL REVENUE FSA INSURED (HEALTH FACILITIES FINANCING
                   AUTHORITY REVENUE LOC)**+/-                                          3.05         10/01/2025        2,900,000
      2,300,000    EDUCATIONAL FUNDING SOUTH INCORPORATED TENNESSEE EDUCATIONAL
                   LOAN REVENUE SUBSERIES B-2 GSL INSURED (HIGHER EDUCATION
                   FACILITIES AUTHORITY REVENUE                                         2.95         12/01/2039        2,300,000
                   LOC)**+/-
      1,000,000    JACKSON TN REFUNDING & IMPROVEMENTS                                  5.30         04/01/2006        1,017,700
      1,000,000    METROPOLITAN GOVERNMENT NASHVILLE & DAVIDSON COUNTY TN
                   INDUSTRIAL DEVELOPMENT BOARD EASTER SEAL PROJECT**+/-                3.10         08/01/2019          998,760
      3,000,000    SHELBY COUNTY TN HEALTH EDUCATIONAL & HOUSING FACILITIES BOARD
                   FLOAT BAPTIST MEMORIAL HEALTHCARE**+/-                               5.00         09/01/2020        3,159,240
      1,605,000    SULLIVAN COUNTY TENNESSEE HEALTH EDUCATIONAL AND HOUSING
                   FACILITIES BOARD REVENUE - WELLMONT HEALTH SYSTEM SERIES PJ          4.50         09/01/2006        1,619,991

                                                                                                                      16,995,691
                                                                                                                    ------------

TEXAS - 3.41%
      1,000,000    BRAZOS TX RIVER AUTHORITY TEXAS UTILITIES ELECTRIC COMPANY
                   SERIES A**+/-                                                        5.40         04/01/2030        1,017,880
      3,390,000    BRAZOS TX RIVER AUTHORITY TEXAS UTILITIES ELECTRIC COMPANY
                   SERIES A**+/-                                                        5.05         06/01/2030        3,445,257
      5,080,000    LUFKIN TX HEALTH FACILITIES DEVELOPMENT CORPORATION HEALTHCARE
                   REVENUE MEMORIAL
                   HEALTH SYSTEM OF EAST TEXAS PROJECT**                                6.88         02/15/2026        5,308,803
      4,070,000    TEXARKANA TX HOUSING FINANCE CORPORATION TANGLEWOOD TERRACE
                   APARTMENTS SERIES A**+/-**                                           5.50         06/01/2029        1,505,900
      3,360,000    TEXAS DEPARTMENT OF HOUSING & COMMUNITY AFFAIRS SERIES E
                   (HOUSING REVENUE LOC)                                                6.00         09/01/2016        3,503,573
      3,690,000    TEXAS WATER DEVELOPMENT BOARD REVENUE STATE REVOLVING SERIES A       5.60         07/15/2012        3,798,523
      6,000,000    WALLER COUNTY TX INDUSTRIAL DEVELOPMENT CORPORATION MCKESSON
                   WATER PRODUCTS PROJECT**+/-                                          2.85         10/30/2026        6,000,000

                                                                                                                      24,579,936
                                                                                                                    ------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

ULTRA SHORT-TERM MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
UTAH - 1.43%
$     1,879,000    EAGLE MOUNTAIN UT SPECIAL IMPROVEMENT DISTRICT NUMBER 98-3           5.50%        12/15/2008     $  1,880,052
         59,461    GRANITE UT SCHOOL DISTRICT SALT LAKE COUNTY                          4.60         08/15/2005           59,536
      4,265,000    OGDEN UT NEIGHBORHOOD DEVELOPMENT AGENCY CAPITAL APPRECIATION
                   25TH STREET ROJECT SERIES A^                                         2.53         12/30/2005        4,198,509
        815,000    OGDEN UT NEIGHBORHOOD DEVELOPMENT AGENCY CAPITAL APPRECIATION
                   WASHINGTON BOULEVARD PROJECT SERIES B^                               2.53         12/30/2005          802,294
        770,000    UTAH HFA SINGLE FAMILY MORTGAGE (HOUSING REVENUE LOC)                6.00         01/01/2031          777,931
      2,500,000    UTAH STATE BOARD REGENTS STUDENT LOAN REVENUE SERIES N AMBAC
                   GSL INSURED (HIGHER EDUCATION FACILITIES AUTHORITY REVENUE
                   LOC)                                                                 5.90         11/01/2007        2,591,000

                                                                                                                      10,309,322
                                                                                                                    ------------

VERMONT - 0.04%
        290,000    VERMONT HFA HOUSING SERIES 16A (HOUSING REVENUE LOC)                 4.00         05/01/2006          290,241
                                                                                                                    ------------

VIRGIN ISLANDS - 0.16%
      1,140,000    VIRGIN ISLANDS PUBLIC FINANCE AUTHORITY SERIES D                     6.00         10/01/2005        1,146,487
                                                                                                                    ------------

VIRGINIA - 2.40%
      4,000,000    LUNENBURG COUNTY VA NOTES                                            3.50         02/01/2006        4,002,920
      1,500,000    LYNCHBURG VA BOARD ANTICIPATION NOTES PUBLIC IMPROVEMENT             3.00         06/01/2006        1,498,350
      3,800,000    PITTSYLVANIA COUNTY VA IDA EXEMPT FACILITIES SERIES A                7.45         01/01/2009        3,895,798
      7,700,000    PITTSYLVANIA COUNTY VA IDA EXEMPT FACILITIES SERIES A                7.50         01/01/2014        7,894,271

                                                                                                                      17,291,339
                                                                                                                    ------------

WASHINGTON - 1.76%
      5,000,000    CHELAN COUNTY WA PUBLIC UTILITY DISTRICT NUMBER 1 CHELAN HYDRO
                   SERIES A**+/-                                                        6.55         12/31/2049        5,000,450
      3,000,000    CHELAN COUNTY WA PUBLIC UTILITY DISTRICT NUMBER 1 WACHELAN
                   HYDRO SERIES A**+/-                                                  6.25         12/31/2049        3,000,300
      2,655,000    CHELAN COUNTY WA PUBLIC UTILITIES DISTRICT NUMBER 1 DIVISION
                   I -SERIES A**+/-                                                     4.85         07/01/2032        2,733,615
        750,000    WASHINGTON PUBLIC POWER SUPPLY SYSTEM PROJECT NUMBER 3 CAPITAL
                   APPRECIATION SERIES A^                                               1.97         07/01/2006          729,375
      1,215,000    YAKIMA WA HOUSING AUTHORITY KLICKITAT VALLEY HOSPITAL
                   PROJECT**+/-                                                         3.30         10/01/2023        1,215,000

                                                                                                                      12,678,740
                                                                                                                    ------------

WEST VIRGINIA - 2.03%
     10,500,000    PUTNAM COUNTY WV APPALACHIAN POWER COMPANY PROJECT E**+/-            2.80         05/01/2019       10,384,605
      4,120,000    WEST VIRGINIA PUBLIC ENERGY AUTHORITY MORGANTOWN ASSOCIATION
                   PROJECT A                                                            5.05         07/01/2008        4,235,236

                                                                                                                      14,619,841
                                                                                                                    ------------

WISCONSIN - 2.34%
        680,000    BADGER TOBACCO ASSET SECURITIZATION CORPORATION                      5.50         06/01/2006          691,934
        600,000    BADGER TOBACCO ASSET SECURITIZATION CORPORATION                      5.25         06/01/2007          619,422
      1,500,000    FRANKLIN WI SOLID WASTE DISPOSAL REVENUE**+/-                        3.25         04/01/2016        1,499,070

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

ULTRA SHORT-TERM MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
WISCONSIN (CONTINUED)
$     4,275,000    MILWAUKEE WI AIR WISCONSIN AIRLINES CORPORATION PROJECT**+/-         2.50%        11/01/2033     $  4,245,032
        300,000    MILWAUKEE WI RDA UNIVERSITY WISCONSIN KENILWORTH PROJECT**+/-        2.30         09/01/2040          300,000
      4,650,000    MONROE WI SCHOOL DISTRICT TRAN                                       3.00         10/28/2005        4,653,348
      1,900,000    SPARTA WI AREA SCHOOL DISTRICT TRAN                                  3.00         10/14/2005        1,900,874
      2,810,000    WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY SERIES E
                   (HOUSING REVENUE LOC)                                                5.80         09/01/2017        2,920,546

                                                                                                                      16,830,226
                                                                                                                    ------------

WYOMING - 0.12%
        850,000    ALBANY COUNTY WY UNION PACIFIC RAILROAD COMPANY PROJECT**+/-         2.55         12/01/2015          848,283
                                                                                                                    ------------

MULTIPLE STATES - 0.70%
      5,000,000    MMA FINANCIAL CDD SENIOR SECURITIZATION TRUST BEACON LAKES
                   PASSTHRU CTFS C+/-                                                   3.38         11/01/2008        5,032,050
                                                                                                                    ------------

TOTAL MUNICIPAL BONDS & NOTES (COST $725,661,158)                                                                    722,456,395
                                                                                                                    ------------

SHORT-TERM INVESTMENTS - 1.55%

COMMERCIAL PAPER - 1.32%

      9,500,000    GOVERNMENT DEVELOPMENT BANK PUERTO RICO                              3.00         07/20/2005        9,500,000
                                                                                                                    ------------
SHARES

MUTUAL FUND - 0.23%
      1,693,771    WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET TRUST~++                                       1,693,771
                                                                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS (COST $11,193,771)                                                                       11,193,771
                                                                                                                    ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $736,854,929)*                    101.82%                                                                     $733,650,166
OTHER ASSETS AND LIABILITIES, NET        (1.82)                                                                      (13,129,346)
                                        ------                                                                      ------------
TOTAL NET ASSETS                        100.00%                                                                     $720,520,820
                                        ======                                                                      ============

+/-   VARIABLE RATE INVESTMENTS.

** THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

(b) SECURITY WAS ACQUIRED THROUGH A PRIVATE PLACEMENT AND MAY NOT BE PUBLICLY SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933. ADDITIONAL INFORMATION ON THE SECURITY IS AS FOLLOWS:

      SECURITY            ACQUISITION DATE    PRINCIPAL      COST
      ENERGY AMERICA NE
      PUBLIC GAS AGENCY
      PROJECT SERIES B        3/19/98        $1,079,326   $1,079,326

^     ZERO COUPON/STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
      MATURITY.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

**    SECURITY WHEREBY INTEREST IS BEING ACCRUED OR COLLECTED AT A REDUCED RATE.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $1,693,771.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

WISCONSIN TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                          INTEREST RATE MATURITY DATE      VALUE
MUNICIPAL BONDS & NOTES - 96.64%

ARIZONA - 3.18%
$     2,570,000    MARICOPA COUNTY AZ IDA CAPITAL APPRECIATION SERIES 1983A^                   4.55%      12/31/2014    $  1,788,951
                                                                                                                        ------------
GUAM - 0.41%
        195,000    GUAM POWER AUTHORITY SERIES A                                               5.25       10/01/2013         195,203
          5,000    GUAM POWER AUTHORITY SERIES A (ELECTRIC REVENUE LOC)                        5.25       10/01/2013           5,473
         20,000    TERRITORY OF GUAM INFRASTRUCTURE IMPROVEMENT SERIES A(SALES TAX
                   REVENUE LOC)                                                                5.50       11/01/2008          21,573
         10,000    TERRITORY OF GUAM SERIES A                                                  5.20       11/15/2008           9,999

                                                                                                                             232,248
                                                                                                                        ------------

INDIANA -  0.38%
        200,000    INDIANAPOLIS IN NEW PUBLIC HOUSING AUTHORITY (HOUSING REVENUE LOC)          5.25       04/01/2009         214,254
                                                                                                                        ------------

NORTHERN MARIANA ISLANDS - 0.28%
        150,000    COMMONWEALTH OF THE NORTHERN MARIANA ISLANDS SERIES A (OTHER REVENUE
                   LOC)                                                                        5.50       06/01/2007         155,781
                                                                                                                        ------------

PUERTO RICO - 26.90%
        250,000    CHILDREN'S TRUST FUND                                                       5.00       05/15/2009         262,813
        720,000    CHILDREN'S TRUST FUND PUERTO RICO**                                         5.75       07/01/2010         763,870
        480,000    CHILDREN'S TRUST FUND PUERTO RICO TOBACCO SETTLEMENT**                      6.00       07/01/2010         543,101
          5,000    COMMONWEALTH OF PUERTO RICO^                                                5.11       07/01/2006           4,862
        100,000    COMMONWEALTH OF PUERTO RICO PUBLIC IMPROVEMENT                              5.25       07/01/2011         109,798
        200,000    COMMONWEALTH OF PUERTO RICO PUBLIC IMPROVEMENT SERIES A
                   (FUEL SALES TAX REVENUE LOC)                                                5.50       07/01/2016         234,670
         25,000    PUERTO RICO AQUEDUCT & SEWER AUTHORITY PUERTO RICO (WATER & WASTEWATER
                   AUTHORITY REVENUE LOC)                                                      6.25       07/01/2012          29,681
        395,000    PUERTO RICO COMMONWEALTH AQUEDUCT & SEWER AUTHORITY                        10.25       07/01/2009         458,808
        500,000    PUERTO RICO COMMONWEALTH INFRASTRUCTURE FINANCING AUTHORITY SPECIAL
                   REVENUE BONDS REF- SERIES C AMBAC (SPECIAL TAX REVENUE LOC)                 5.50       07/01/2015         585,165
        355,000    PUERTO RICO ELECTRIC POWER AUTHORITY CAPITAL APPRECIATION SERIES O^         4.73       07/01/2017         221,989
        770,000    PUERTO RICO ELECTRIC POWER AUTHORITY SERIES HH (ELECTRIC REVENUE LOC)       5.25       07/01/2029         835,442
        675,000    PUERTO RICO ELECTRIC POWER AUTHORITY SERIES II (ELECTRIC REVENUE LOC)       5.25       07/01/2022         745,564
        100,000    PUERTO RICO ELECTRIC POWER AUTHORITY SERIES KK (ELECTRIC REVENUE LOC)       5.00       07/01/2011         109,817
        600,000    PUERTO RICO HFA CAPITAL FEDERAL PROGRAM (HOUSING REVENUE LOC)               5.00       12/01/2017         650,544
        200,000    PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY SERIES A
                   (FUEL SALES TAX REVENUE LOC)                                                5.50       07/01/2013         230,422
      1,300,000    PUERTO RICO HOUSING FINANCE CORPORATION HOMEOWNER MORTGAGE GNMA
                   SERIES A (HOUSING REVENUE LOC)                                              5.20       12/01/2032       1,349,023
         50,000    PUERTO RICO INDUSTRIAL MEDICAL & ENVIRONMENTAL POLLUTION CONTROL
                   FACILITIES FINANCING AUTHORITY PEPSICO INCORPORATED PROJECT                 6.25       11/15/2013          52,430
        405,000    PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL & ENVIRONMENTAL
                   CONTROL FACILITIES FINANCING AUTHORITY ANA G. MENDEZ UNIVERSITY
                   SYSTEM PROJECT                                                              5.00       12/01/2009         428,692
        430,000    PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL & ENVIRONMENTAL
                   CONTROL FACILITIES FINANCING AUTHORITY ANA G. MENDEZ UNIVERSITY SYSTEM
                   PROJECT                                                                     5.00       12/01/2010         458,191
         35,000    PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL & ENVIRONMENTAL
                   CONTROL FACILITIES FINANCING AUTHORITY ANA G. MENDEZ
                   UNIVERSITY SYSTEM PROJECT                                                   5.38       02/01/2029          36,148

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

WISCONSIN TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                          INTEREST RATE MATURITY DATE      VALUE
PUERTO RICO (CONTINUED)
$        70,000    PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL & ENVIRONMENTAL
                   CONTROL FACILITIES FINANCING AUTHORITY FHA INSURED DR PILA HOSPITAL
                   PROJECT A (HEALTHCARE FACILITIES REVENUE LOC)                               5.88%      08/01/2012    $     71,225
        215,000    PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL & ENVIRONMENTAL
                   CONTROL FACILITIES FINANCING AUTHORITY FHA INSURED DR PILA HOSPITAL
                   PROJECT A (HEALTHCARE FACILITIES REVENUE LOC)                               5.50       07/01/2017         228,259
         25,000    PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL & ENVIRONMENTAL
                   CONTROL FACILITIES FINANCING AUTHORITY FHA INSURED DR PILA HOSPITAL
                   PROJECT A                                                                   6.50       11/15/2020          28,706
      4,655,000    PUERTO RICO INFRASTRUCTURE FINANCING AUTHORITY SERIES B+/-                  2.93       10/01/2040       4,655,000
        255,000    PUERTO RICO MEDICAL SERVICES ADMINISTRATION                                 3.90       12/01/2005         255,003
        265,000    PUERTO RICO MEDICAL SERVICES ADMINISTRATION                                 4.00       06/01/2006         264,997
        270,000    PUERTO RICO MEDICAL SERVICES ADMINISTRATION                                 4.15       12/01/2006         270,024
        275,000    PUERTO RICO MEDICAL SERVICES ADMINISTRATION                                 4.25       06/01/2007         275,027
        500,000    PUERTO RICO MUNICIPAL FINANCE AGENCY SERIES A (OTHER REVENUE LOC)           5.25       08/01/2021         550,195
        300,000    PUERTO RICO MUNICIPAL FINANCE AGENCY SERIES A (PROPERTY TAX REVENUE
                   LOC)                                                                        5.75       08/01/2013         333,870
         20,000    PUERTO RICO MUNICIPAL FINANCE AGENCY SERIES B (OTHER REVENUE LOC)           5.00       07/01/2008          21,147
         25,000    PUERTO RICO MUNICIPAL FINANCE AGENCY SERIES B (PROPERTY TAX REVENUE
                   LOC)                                                                        5.63       08/01/2010          27,703
         10,000    PUERTO RICO PUBLIC BUILDINGS AUTHORITY GOVERNMENT FACILITIES SERIES B
                   (LEASE REVENUE LOC)                                                         5.00       07/01/2013          10,570
         25,000    PUERTO RICO PUBLIC BUILDINGS AUTHORITY SERIES M (LEASE REVENUE LOC)         5.60       07/01/2008          26,698

                                                                                                                          15,129,454
                                                                                                                        ------------

VIRGIN ISLANDS - 7.19%
        200,000    TOBACCO SETTLEMENT FINANCING CORPORATION VIRGIN ISLANDS^                    4.19       05/15/2009         181,790
        500,000    TOBACCO SETTLEMENT FINANCING CORPORATION VIRGIN ISLANDS^                    4.42       05/15/2011         454,265
        110,000    TOBACCO SETTLEMENT FINANCING CORPORATION VIRGIN ISLANDS^                    4.67       05/15/2013          99,144
        45,000     UNIVERSITY OF THE VIRGIN ISLANDS SERIES A (COLLEGE AND UNIVERSITY
                   REVENUE LOC)                                                                5.30       12/01/2008          47,906
        150,000    UNIVERSITY OF THE VIRGIN ISLANDS SERIES A (COLLEGE AND UNIVERSITY
                   REVENUE LOC)                                                                5.85       12/01/2014         163,798
        500,000    UNIVERSITY OF THE VIRGIN ISLANDS SERIES A (PROPERTY TAX REVENUE LOC)        5.38       06/01/2034         534,300
        425,000    VIRGIN ISLANDS PFA SENIOR LIEN (OTHER REVENUE LOC)                          5.50       10/01/2008         456,170
        150,000    VIRGIN ISLANDS PFA SENIOR LIEN SERIES A                                     5.20       10/01/2009         159,393
      1,665,000    VIRGIN ISLANDS PFA SUB LIEN SERIES E                                        5.88       10/01/2018       1,721,760
        200,000    VIRGIN ISLANDS PUBLIC FINANCE AUTHORITY REVENUE GROSS RECEIPTS TAXES
                   LOAN NOTE SERIES A (TAX REVENUE LOC)                                        6.13       10/01/2029         224,190

                                                                                                                           4,042,716
                                                                                                                        ------------

WASHINGTON - 0.37%
        200,000    SEATTLE WA HOUSING AUTHORITY (HOUSING REVENUE LOC)                          4.88       08/01/2007         207,956
                                                                                                                        ------------

WISCONSIN - 57.93%
         20,000    ASHWAUBENON WI CDA ARENA PROJECT                                            4.80       06/01/2016          21,438
        100,000    ASHWAUBENON WI CDA ARENA PROJECT                                            5.05       06/01/2019         109,707
        790,000    ASHWAUBENON WI CDA ARENA PROJECT                                            5.10       06/01/2020         857,450
        185,000    ASHWAUBENON WI CDA ARENA PROJECT SERIES A**                                 5.80       06/01/2009         204,283
         75,000    BARABOO WI CDA                                                              4.00       03/01/2006          75,507
         65,000    BARABOO WI CDA                                                              4.50       03/01/2008          67,189
         95,000    BARABOO WI CDA                                                              4.70       03/01/2010         100,370
         80,000    BARABOO WI CDA                                                              4.80       03/01/2011          85,197

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

WISCONSIN TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                          INTEREST RATE MATURITY DATE      VALUE
WISCONSIN (CONTINUED)
$       800,000    BELOIT WI CDA SERIES A                                                      5.50%      03/01/2020    $    854,144
        495,000    BRISTOL WI CDA                                                              6.13       03/01/2012         506,628
         80,000    BROWN COUNTY WI HOUSING AUTHORITY UNIVERSITY VILLAGE HOUSING
                   INCORPORATED PROJECT SERIES B                                               5.25       04/01/2011          81,882
         50,000    BROWN COUNTY WI HOUSING AUTHORITY UNIVERSITY VILLAGE HOUSING
                   INCORPORATED PROJECT SERIES B                                               4.20       04/01/2012          51,583
        100,000    BROWN COUNTY WI HOUSING AUTHORITY UNIVERSITY VILLAGE HOUSING
                   INCORPORATED PROJECT SERIES B                                               4.50       04/01/2014         103,791
        105,000    BROWN COUNTY WI HOUSING AUTHORITY UNIVERSITY VILLAGE HOUSING
                   INCORPORATED PROJECT SERIES B                                               5.40       04/01/2017         106,709
         50,000    BROWN COUNTY WI HOUSING AUTHORITY UNIVERSITY VILLAGE HOUSING
                   INCORPORATED PROJECT SERIES B                                               5.13       04/01/2021          52,547
        175,000    CUDAHY WI CDA                                                               4.70       06/01/2009         186,186
         25,000    CUDAHY WI CDA                                                               5.00       06/01/2014          26,661
        600,000    FRANKLIN WI CDA SERIES B                                                    4.80       04/01/2009         610,512
         35,000    GERMANTOWN WISCONSIN INDUSTRIAL DEVELOPMENT REVENUE QUARTERS-BANNER
                   WELDER INC PROJECT                                                          5.13       02/01/2011          35,177
        500,000    GLENDALE WI CDA COMMUNITY DEVELOPMENT BAYSHORE PUBLIC PARKING A             4.75       10/01/2020         527,940
         45,000    GLENDALE WI CDA COMMUNITY DEVELOPMENT TAX INCREMENT 6                       5.00       10/01/2019          48,864
        100,000    GRANT COUNTY WI HOUSING AUTHORITY ORCHARD MANOR                             4.90       07/01/2010         103,551
         60,000    GREEN BAY BROWN COUNTY WI PROFESSIONAL FOOTBALL STADIUM DISTRICT
                   LAMBEAU FIELD RENOVATION PROJECT A (SALES TAX REVENUE LOC)                  4.15       02/01/2008          62,086
          5,000    GREEN BAY BROWN COUNTY WI PROFESSIONAL FOOTBALL STADIUM DISTRICT
                   LAMBEAU FIELD RENOVATION PROJECT A (SALES TAX REVENUE LOC)                  4.35       02/01/2010           5,293
         10,000    GREEN BAY BROWN COUNTY WI PROFESSIONAL FOOTBALL STADIUM DISTRICT
                   LAMBEAU FIELD RENOVATION PROJECT A (SALES TAX REVENUE LOC)                  4.45       02/01/2011          10,695
        175,000    GREEN BAY BROWN COUNTY WI PROFESSIONAL FOOTBALL STADIUM DISTRICT
                   LAMBEAU FIELD RENOVATION PROJECT A (SALES TAX REVENUE LOC)#                 4.75       02/01/2014         187,171
        140,000    GREEN BAY BROWN COUNTY WI PROFESSIONAL FOOTBALL STADIUM DISTRICT
                   LAMBEAU FIELD RENOVATION PROJECT A (SALES TAX REVENUE LOC)                  5.00       02/01/2019         150,863
         20,000    GREEN BAY WI HOUSING AUTHORITY FHA INSURED MORAINE LIMITED SERIES A
                   (HOUSING REVENUE LOC)                                                       6.15       12/01/2030          21,061
      1,000,000    GREEN BAY WI HOUSING AUTHORITY HOUSING REVENUE UNIVERSITY VILLAGE
                   HOUSING INCORPORATED                                                        5.00       04/01/2016       1,096,980
        100,000    GREEN BAY WI RDA PINE STREET PARKING RAMP PROJECT                           5.15       04/01/2013         107,784
        500,000    GREENFIELD WISCONSIN COMMUNITY DEVELOPMENT AUTHORITY HOUSING REVENUE
                   LAYTON TERRACE PROJECT+/-**                                                 4.75       09/01/2033         503,735
        245,000    JOHNSON CREEK WI CDA                                                        4.65       12/01/2012         259,947
        200,000    KENOSHA WI GNMA COLLATERALIZED VILLA CIERA SERIES A (HOUSING REVENUE
                   LOC)                                                                        6.00       11/20/2041         209,508
        180,000    LIBERTY LAKE WI HOUSING PROJECT GNMA COLLATERALIZED WOODLAND PARK
                   (HOUSING REVENUE LOC)                                                       5.40       02/20/2043         186,730
         40,000    MADISON WI CDA HOUSING NICHOLS STATION II PROJECT                           4.95       12/01/2007          39,648
         40,000    MADISON WI CDA REDEVELOPMENT MERITER RETIREMENT SERVICES                    5.90       12/01/2008          40,262
      1,000,000    MILWAUKEE WI HOUSING AUTHORITY VETERANS HOUSING PROJECT                     5.10       07/01/2022       1,079,910
        470,000    MILWAUKEE WI RDA MILWAUKEE SCHOOL ENGINEERING PROJECT SERIES B              5.05       07/01/2019         497,570
        470,000    MILWAUKEE WI RDA MILWAUKEE SCHOOL ENGINEERING PROJECT SERIES B              5.15       07/01/2020         499,229

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

WISCONSIN TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                          INTEREST RATE MATURITY DATE      VALUE
WISCONSIN (CONTINUED)
$       470,000    MILWAUKEE WI RDA MILWAUKEE SCHOOL ENGINEERING PROJECT SERIES B              5.20%      07/01/2021    $  499,629
        470,000    MILWAUKEE WI RDA MILWAUKEE SCHOOL ENGINEERING PROJECT SERIES B              5.30       07/01/2022         501,607
        470,000    MILWAUKEE WI RDA MILWAUKEE SCHOOL ENGINEERING PROJECT SERIES B              5.35       07/01/2023         502,002
        100,000    MILWAUKEE WI RDA SCHOOL ENGINEERING PROJECT SERIES A
                   (COLLEGE AND UNIVERSITY REVENUE LOC)                                        4.20       10/01/2010         104,316
         95,000    MILWAUKEE WI RDA SUMMERFEST PROJECT                                         4.20       08/01/2011          99,528
        700,000    MILWAUKEE WI RDA UNIVERSITY WISCONSIN KENILWORTH PROJECT
                   (COLLEGE AND UNIVERSITY REVENUE LOC)**+/-                                   2.30       09/01/2040         700,000
         40,000    MILWAUKEE WI RDA YMCA METROPOLITAN MILWAUKEE INCORPORATED PROJECT           5.00       12/01/2018          40,538
         35,000    MILWAUKEE WI RDA YWCA GREATER MILWAUKEE SERIES A                            4.70       06/01/2009          35,815
        500,000    MILWAUKEE WI REDEVELOPMENT AUTHORITY REVENUE SCIENCE EDUCATION
                   CONSORTIUM PROJECT SERIES A                                                 5.75       08/01/2035         490,850
      1,000,000    NEENAH WI CDA SERIES A                                                      5.13       12/01/2023       1,084,430
         65,000    NEW BERLIN WI HOUSING AUTHORITY CAPITAL APPRECIATION HOUSING APPLE
                   GLEN SERIES A^                                                              4.62       11/01/2005          63,736
         70,000    NEW BERLIN WI HOUSING AUTHORITY CAPITAL APPRECIATION HOUSING APPLE
                   GLEN SERIES A^                                                              4.89       05/01/2006          66,597
         65,000    NEW BERLIN WI HOUSING AUTHORITY CAPITAL APPRECIATION HOUSING APPLE
                   GLEN SERIES A^                                                              4.93       11/01/2006          60,024
         30,000    OAKFIELD WI CDA                                                             4.10       12/01/2005          30,139
         45,000    OAKFIELD WI CDA                                                             4.20       12/01/2006          45,704
         50,000    OAKFIELD WI CDA                                                             4.40       12/01/2008          51,801
        350,000    OAKFIELD WI CDA                                                             5.40       12/01/2021         371,224
        100,000    OCONTO FALLS WI CDA                                                         4.15       06/01/2007         102,434
        150,000    OCONTO FALLS WI CDA                                                         4.15       06/01/2008         155,223
        150,000    OCONTO FALLS WI CDA                                                         4.05       06/01/2009         155,779
        135,000    OCONTO FALLS WI CDA                                                         4.60       06/01/2014         140,130
        175,000    OCONTO FALLS WI CDA                                                         4.65       06/01/2015         181,410
        200,000    OCONTO FALLS WI CDA                                                         4.90       06/01/2018         211,972
        210,000    ONALASKA WI CDA                                                             5.30       06/01/2015         218,049
        200,000    OSCEOLA WI RDA                                                              4.65       12/01/2010         210,502
        325,000    OSCEOLA WI RDA                                                              4.75       12/01/2011         343,512
        350,000    OSCEOLA WI RDA                                                              5.15       12/01/2015         370,829
        430,000    OSCEOLA WI RDA                                                              5.38       12/01/2020         454,936
         50,000    OSHKOSH WI ELDERLY HOUSING AUTHORITY FHA VILLA ST. THERESA A                5.90       06/01/2024          51,442
                   (HOUSING REVENUE LOC)
         10,000    SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT (SALES TAX          5.65       03/13/2007          10,581
                   REVENUE LOC)**
        100,000    SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT CAPITAL
                   APPRECIATION (LEASE REVENUE LOC)^                                           3.97       12/15/2011          79,793
         90,000    SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT CAPITAL
                   APPRECIATION (LEASE REVENUE LOC)^#                                          5.06       12/15/2013          65,578
         50,000    SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT CAPITAL
                   APPRECIATION(LEASE REVENUE LOC)^                                            4.01       12/15/2016          31,654
         15,000    SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT JUNIOR LIEN
                   SERIES B (SALES TAX REVENUE LOC)                                            5.00       12/15/2006          15,488
        250,000    SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT JUNIOR LIEN
                   SERIES B (SALES TAX REVENUE LOC)                                            5.50       12/15/2009         275,480
      1,545,000    SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT JUNIOR LIEN
                   SERIES B (SALES TAX REVENUE LOC)                                            5.50       12/15/2015       1,742,204

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

WISCONSIN TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                          INTEREST RATE MATURITY DATE      VALUE
WISCONSIN (CONTINUED)
$     1,635,000    SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT JUNIOR LIEN
                   SERIES B (SALES TAX REVENUE LOC)                                            5.50%      12/15/2016    $  1,842,678
         50,000    SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT SERIES A
                   (SALES TAX REVENUE LOC)                                                     5.50       12/15/2015          58,038
        260,000    SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT SERIES A
                   (SALES TAX REVENUE LOC)                                                     5.50       12/15/2018         305,326
        170,000    SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT SERIES A
                   (SALES TAX REVENUE LOC)                                                     5.50       12/15/2021         201,207
        110,000    SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT SERIES A
                   (SALES TAX REVENUE LOC)                                                     5.50       12/15/2026         130,705
        105,000    ST. CROIX FALLS WI CDA                                                      3.50       12/01/2005         105,340
         35,000    ST. CROIX FALLS WI CDA                                                      3.65       12/01/2007          35,260
         20,000    ST. CROIX FALLS WI CDA                                                      4.00       12/01/2007          20,530
        135,000    ST. CROIX FALLS WI CDA                                                      4.13       12/01/2008         140,223
        120,000    ST. CROIX FALLS WI CDA                                                      4.40       12/01/2011         127,484
         80,000    ST. CROIX FALLS WI CDA                                                      4.50       12/01/2011          83,194
        160,000    ST. CROIX FALLS WI CDA                                                      4.50       12/01/2012         170,013
         90,000    ST. CROIX FALLS WI CDA                                                      4.85       12/01/2014          94,584
         50,000    STURTEVANT WI CDA                                                           3.55       12/01/2009          50,763
         75,000    STURTEVANT WI CDA                                                           4.60       12/01/2010          77,819
        110,000    STURTEVANT WI CDA                                                           4.80       12/01/2012         113,896
        300,000    STURTEVANT WI CDA                                                           4.40       12/01/2015         309,780
         25,000    SUN PRAIRIE WI CDA SERIES B                                                 5.00       02/01/2012          26,714
         95,000    SUN PRAIRIE WI CDA SERIES B                                                 5.10       02/01/2013         101,494
        105,000    SUN PRAIRIE WI CDA SERIES B                                                 5.20       02/01/2014         112,302
        750,000    VERONA WI CDA                                                               5.38       12/01/2022         796,808
         50,000    WATERFORD WI CDA**                                                          5.35       10/01/2014          54,879
         95,000    WATERFORD WI CDA**                                                          5.80       10/01/2023         106,315
        240,000    WATERTOWN WI CDA SERIES A                                                   5.00       05/01/2018         247,668
         50,000    WATERTOWN WI CDA SERIES B                                                   4.25       05/01/2008          51,497
        500,000    WAUKESHA COUNTY WI HOUSING AUTHORITY BROOKFIELD WOODS PROJECT**+/-          4.81       03/01/2034         502,440
         55,000    WAUKESHA COUNTY WI HOUSING AUTHORITY MFHR  (HOUSING REVENUE LOC)**          5.80       04/01/2025          55,112
        200,000    WAUKESHA COUNTY WI HOUSING AUTHORITY STEEPLE VIEW INCORPORATED
                   PROJECT**+/-                                                                2.35       12/01/2034         200,000
        115,000    WAUKESHA COUNTY WI HOUSING AUTHORITY THE ARBORETUM PROJECT**+/-             5.25       12/01/2021         115,107
        300,000    WAUKESHA WI RDA AVALON SQUARE INCORPORATED PROJECT SUBSERIES B              8.00       06/20/2043         302,913
        410,000    WAUKESHA WI RDA GNMA COLLATERALIZED AVALON SQUARE PROJECT SERIES A
                   (HEALTHCARE FACILITIES REVENUE LOC)                                         5.00       06/20/2021         437,294
         10,000    WAUKESHA WI RDA SENIOR HOUSING PRESBYTERIAN HOMES PROJECT                   7.25       06/01/2020          10,735
        100,000    WAUKESHA WI RDA SENIOR HOUSING PRESBYTERIAN HOMES PROJECT                   7.50       06/01/2035         106,761
        100,000    WAUWATOSA WI HOUSING AUTHORITY CAPITAL APPRECIATION HOUSING HAWTHORNE
                   SERIES A^                                                                   5.54       11/01/2006          92,947
        105,000    WAUWATOSA WI HOUSING AUTHORITY CAPITAL APPRECIATION HOUSING HAWTHORNE
                   SERIES A^                                                                   5.65       05/01/2007          94,705

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                       PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005
--------------------------------------------------------------------------------

WISCONSIN TAX-FREE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                          INTEREST RATE MATURITY DATE      VALUE
WISCONSIN (CONTINUED)
$       100,000    WAUWATOSA WI HOUSING AUTHORITY CAPITAL APPRECIATION HOUSING HAWTHORNE
                   SERIES A^                                                                   5.65%      11/01/2007    $     87,696
      1,200,000    WAUWATOSA WI HOUSING AUTHORITY HAWTHORNE TERRACE PROJECT A                  6.70       11/01/2015       1,201,344
        350,000    WAUWATOSA WI HOUSING AUTHORITY SENIOR HOUSING SAN CAMILLO SERIES A          3.00       08/01/2005         350,039
         45,000    WAUWATOSA WI REDEVELOPMENT AUTHORITY  (LEASE REVENUE LOC)                   5.65       12/01/2016          47,808
         85,000    WEST ALLIS WISCONSIN COMMUNITY DEVELOPMENT AUTHORITY MFHR VETERANS
                   PARK PROJECT+/-                                                             4.00       11/01/2009          85,100
         65,000    WEST ALLIS WISCONSIN COMMUNITY DEVELOPMENT AUTHORITY MFHR VETERANS
                   PARK PROJECT+/-                                                             4.30       11/01/2010          65,619
        220,000    WESTON WI CDA                                                               4.25       10/01/2013         230,377
        720,000    WESTON WI CDA COMMUNITY DEVELOPMENT SERIES A                                5.25       10/01/2020         796,615
        250,000    WISCONSIN CENTER DISTRICT CAPITAL APPRECIATION BONDS (TAX REVENUE
                   LOC)^                                                                       5.46       12/15/2029          80,025
      3,360,000    WISCONSIN CENTER DISTRICT CAPITAL APPRECIATION BONDS (TAX REVENUE
                   LOC)^                                                                       5.72       12/15/2030       1,024,565
      1,075,000    WISCONSIN CENTER DISTRICT CAPITAL APPRECIATION BONDS (TAX REVENUE
                   LOC)^                                                                       5.70       12/15/2031         312,051
        100,000    WISCONSIN CENTER DISTRICT CAPITAL APPRECIATION SENIOR DEDICATED
                   SERIES A (TAX REVENUE LOC)^                                                 4.81       12/15/2021          48,934
         25,000    WISCONSIN CENTER DISTRICT JUNIOR DEDICATED (TAX REVENUE LOC)                5.25       12/15/2013          28,243
        180,000    WISCONSIN CENTER DISTRICT JUNIOR DEDICATED (TAX REVENUE LOC)                5.25       12/15/2015         205,556
        465,000    WISCONSIN CENTER DISTRICT JUNIOR DEDICATED (TAX REVENUE LOC)                5.25       12/15/2016         534,155
        210,000    WISCONSIN CENTER DISTRICT JUNIOR DEDICATED (TAX REVENUE LOC)                5.25       12/15/2018         242,086
        105,000    WISCONSIN CENTER DISTRICT JUNIOR DEDICATED (TAX REVENUE LOC)                5.25       12/15/2019         121,181
         40,000    WISCONSIN CENTER DISTRICT JUNIOR DEDICATED SERIES B**                       5.70       12/15/2006          42,116
         65,000    WISCONSIN DELLS CDA SERIES A                                                4.65       09/01/2014          67,865
         70,000    WISCONSIN DELLS CDA SERIES A                                                4.80       09/01/2015          73,254
         75,000    WISCONSIN DELLS CDA SERIES A                                                4.90       09/01/2016          78,671
         80,000    WISCONSIN DELLS CDA SERIES A                                                5.00       09/01/2017          84,018
        125,000    WISCONSIN HFA REVENUE (HOUSING REVENUE LOC)**                               6.10       12/01/2017         142,268

                                                                                                                          32,572,841
                                                                                                                        ------------
TOTAL MUNICIPAL BONDS & NOTES (COST $52,261,244)                                                                          54,344,201
                                                                                                                        ------------
SHORT-TERM INVESTMENTS - 1.53%

COMMERCIAL PAPER - 1.53%
        150,000    GOVERNMENT DEVELOPMENT BANK PUERTO RICO (OTHER REVENUE LOC)                 2.95       07/08/2005         150,000
        709,000    GOVERNMENT DEVELOPMENT BANK PUERTO RICO (OTHER REVENUE LOC)                 3.00       07/20/2005         709,000

TOTAL SHORT-TERM INVESTMENTS (COST $859,000)                                                                                 859,000
                                                                                                                        ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $53,120,244)*                     98.17%                                                                          $ 55,203,201
OTHER ASSETS AND LIABILITIES, NET        1.83                                                                              1,027,648
                                       ------                                                                           ------------
TOTAL NET ASSETS                       100.00%                                                                          $ 56,230,849
                                       ------                                                                           ------------

^     ZERO COUPON/STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
      MATURITY.

** THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

+/-   VARIABLE RATE INVESTMENTS.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                           STATEMENTS OF ASSETS AND LIABILITIES -- JUNE 30, 2005
--------------------------------------------------------------------------------

                                                                                           INTERMEDIATE TAX-FREE
                                                                                                            FUND
----------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ..........................................               $          69,542,607
   INVESTMENTS IN AFFILIATES ...............................................                           1,662,498
                                                                                           ---------------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) .........................                          71,205,105
                                                                                           ---------------------
   CASH ....................................................................                                   0
   RECEIVABLE FOR FUND SHARES ISSUED .......................................                             302,609
   RECEIVABLE FOR INVESTMENTS SOLD .........................................                                   0
   RECEIVABLES FOR DIVIDENDS AND INTEREST ..................................                             931,859
                                                                                           ---------------------
TOTAL ASSETS ...............................................................                          72,439,573
                                                                                           ---------------------

LIABILITIES
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .................                              12,187
   PAYABLE FOR FUND SHARES REDEEMED ........................................                             179,562
   PAYABLE FOR INVESTMENTS PURCHASED .......................................                             298,498
   DIVIDENDS PAYABLE .......................................................                              20,915
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ...................                              26,459
   PAYABLE TO THE TRUSTEES AND DISTRIBUTOR .................................                              15,976
   PAYABLE FOR INTEREST RATE SWAPS/SPREAD LOCKS ............................                                   0
   ACCRUED EXPENSES AND OTHER LIABILITIES ..................................                              16,458
                                                                                           ---------------------
TOTAL LIABILITIES ..........................................................                             570,055
                                                                                           ---------------------
TOTAL NET ASSETS ...........................................................               $          71,869,518
                                                                                           ---------------------

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL .........................................................               $          70,631,609
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..............................                                   0
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ...................                              (2,324)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS,
      FOREIGN CURRENCIES AND TRANSLATION OF ASSETS AND
      LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ........................                           1,256,725
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES ...................                             (16,492)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS,
      SWAP AGREEMENTS, AND SHORT SALES .....................................                                   0
                                                                                           ---------------------
TOTAL NET ASSETS ...........................................................               $          71,869,518
                                                                                           ---------------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
----------------------------------------------------------------------------------------------------------------
   NET ASSETS - CLASS A ....................................................                                 N/A
   SHARES OUTSTANDING - CLASS A ............................................                                 N/A
   NET ASSET VALUE PER SHARE - CLASS A .....................................                                 N/A
   MAXIMUM OFFERING PRICE PER SHARE - CLASS A ..............................                                 N/A
   NET ASSETS - CLASS B ....................................................                                 N/A
   SHARES OUTSTANDING - CLASS B ............................................                                 N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B ..................                                 N/A
   NET ASSETS - CLASS C ....................................................                                 N/A
   SHARES OUTSTANDING - CLASS C ............................................                                 N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ..................                                 N/A
   NET ASSETS - ADMINISTRATOR CLASS ........................................                                 N/A
   SHARES OUTSTANDING - ADMINISTRATOR CLASS ................................                                 N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ......                                 N/A
   NET ASSETS - ADVISOR CLASS ..............................................                                 N/A
   SHARES OUTSTANDING - ADVISOR CLASS ......................................                                 N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADVISOR CLASS ............                                 N/A
   NET ASSETS - INSTITUTIONAL CLASS ........................................                                 N/A
   SHARES OUTSTANDING - INSTITUTIONAL CLASS ................................                                 N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ......                                 N/A
   NET ASSETS - INVESTOR CLASS .............................................               $          71,869,518
   SHARES OUTSTANDING - INVESTOR CLASS .....................................                           6,649,925
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ...........               $               10.81
                                                                                           ---------------------
INVESTMENTS AT COST ........................................................               $          69,948,380
                                                                                           ---------------------

STATEMENTS OF ASSETS AND LIABILITIES -- JUNE 30, 2005

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                     MUNICIPAL  SHORT-TERM MUNICIPAL
                                                                                     BOND FUND             BOND FUND
--------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ..........................................     $379,443,686   $        656,716,402
   INVESTMENTS IN AFFILIATES ...............................................        3,409,879              6,988,736
                                                                                 ------------   --------------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) .........................      382,853,565            663,705,138
                                                                                 ------------   --------------------
   CASH ....................................................................                0                      0
   RECEIVABLE FOR FUND SHARES ISSUED .......................................          135,779              4,372,783
   RECEIVABLE FOR INVESTMENTS SOLD .........................................        4,324,340              2,175,663
   RECEIVABLES FOR DIVIDENDS AND INTEREST ..................................        4,477,968              7,522,716
                                                                                 ------------   --------------------
TOTAL ASSETS ...............................................................      391,791,652            677,776,300
                                                                                 ------------   --------------------

LIABILITIES
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .................           86,562                 20,156
   PAYABLE FOR FUND SHARES REDEEMED ........................................          269,268              1,048,081
   PAYABLE FOR INVESTMENTS PURCHASED .......................................        4,843,277             10,139,369
   DIVIDENDS PAYABLE .......................................................          304,796                390,740
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ...................          194,357                287,581
   PAYABLE TO THE TRUSTEES AND DISTRIBUTOR .................................           93,074                139,714
   PAYABLE FOR INTEREST RATE SWAPS/SPREAD LOCKS ............................                0                 14,853
   ACCRUED EXPENSES AND OTHER LIABILITIES ..................................           57,778                104,462
                                                                                 ------------   --------------------
TOTAL LIABILITIES ..........................................................        5,849,112             12,144,956
                                                                                 ------------   --------------------
TOTAL NET ASSETS ...........................................................     $385,942,540   $        665,631,344
                                                                                 ------------   --------------------

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------------------------

   PAID-IN CAPITAL .........................................................     $382,491,660   $        676,567,340
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..............................                0                      0
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ...................      (19,453,536)           (13,149,482)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS,
      FOREIGN CURRENCIES AND TRANSLATION OF ASSETS AND
      LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ........................       23,149,153              2,271,768
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES ...................         (244,737)               (43,429)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS,
      SWAP AGREEMENTS, AND SHORT SALES .....................................                0                (14,853)
                                                                                 ------------   --------------------
TOTAL NET ASSETS ...........................................................     $385,942,540   $        665,631,344
                                                                                 ------------   --------------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
--------------------------------------------------------------------------------------------------------------------

   NET ASSETS - CLASS A ....................................................     $141,867,884                    N/A
   SHARES OUTSTANDING - CLASS A ............................................       14,771,532                    N/A
   NET ASSET VALUE PER SHARE - CLASS A .....................................     $       9.60                    N/A
   MAXIMUM OFFERING PRICE PER SHARE - CLASS A ..............................     $      10.05(2)                 N/A
   NET ASSETS - CLASS B ....................................................     $ 22,679,895                    N/A
   SHARES OUTSTANDING - CLASS B ............................................        2,362,273                    N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B ..................     $       9.60                    N/A
   NET ASSETS - CLASS C ....................................................     $  1,966,152   $          8,228,192
   SHARES OUTSTANDING - CLASS C ............................................          204,787                837,541
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ..................     $       9.60   $               9.82
   NET ASSETS - ADMINISTRATOR CLASS ........................................     $ 17,820,704                    N/A
   SHARES OUTSTANDING - ADMINISTRATOR CLASS ................................        1,856,148                    N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ......     $       9.60                    N/A
   NET ASSETS - ADVISOR CLASS ..............................................              N/A                    N/A
   SHARES OUTSTANDING - ADVISOR CLASS ......................................              N/A                    N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADVISOR CLASS ............              N/A                    N/A
   NET ASSETS - INSTITUTIONAL CLASS ........................................              N/A                    N/A
   SHARES OUTSTANDING - INSTITUTIONAL CLASS ................................              N/A                    N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ......              N/A                    N/A
   NET ASSETS - INVESTOR CLASS .............................................     $201,607,905   $        657,403,152
   SHARES OUTSTANDING - INVESTOR CLASS .....................................       20,998,710             66,854,950
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ...........     $       9.60   $               9.83
                                                                                 ------------   --------------------
INVESTMENTS AT COST ........................................................     $359,704,412   $        661,433,370
                                                                                 ------------   --------------------

                                                                                         ULTRA SHORT-TERM   WISCONSIN TAX-FREE
                                                                                    MUNICIPAL INCOME FUND                 FUND
------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ..........................................        $        731,956,395    $       55,203,201
   INVESTMENTS IN AFFILIATES ...............................................                   1,693,771                     0
                                                                                    --------------------    ------------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) .........................                 733,650,166            55,203,201
                                                                                    --------------------    ------------------
   CASH ....................................................................                           0                23,779
   RECEIVABLE FOR FUND SHARES ISSUED .......................................                     201,056               512,302
   RECEIVABLE FOR INVESTMENTS SOLD .........................................                   1,486,720               106,088
   RECEIVABLES FOR DIVIDENDS AND INTEREST ..................................                   7,532,573               501,322
                                                                                    --------------------    ------------------
TOTAL ASSETS ...............................................................                 742,870,515            56,346,692
                                                                                    --------------------    ------------------

LIABILITIES
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .................                           0                 4,063
   PAYABLE FOR FUND SHARES REDEEMED ........................................                   4,159,894                37,368
   PAYABLE FOR INVESTMENTS PURCHASED .......................................                  17,392,451                20,581
   DIVIDENDS PAYABLE .......................................................                     155,525                19,762
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ...................                     302,506                18,098
   PAYABLE TO THE TRUSTEES AND DISTRIBUTOR .................................                     122,689                14,163
   PAYABLE FOR INTEREST RATE SWAPS/SPREAD LOCKS ............................                      34,658                     0
   ACCRUED EXPENSES AND OTHER LIABILITIES ..................................                     181,972                 1,808
                                                                                    --------------------    ------------------
TOTAL LIABILITIES ..........................................................                  22,349,695               115,843
                                                                                    --------------------    ------------------
TOTAL NET ASSETS ...........................................................        $        720,520,820    $       56,230,849
                                                                                    --------------------    ------------------

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------

   PAID-IN CAPITAL .........................................................        $        800,026,422    $       54,142,046
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..............................                           0                    45
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ...................                 (76,268,310)                2,449
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS,
      FOREIGN CURRENCIES AND TRANSLATION OF ASSETS AND
      LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ........................                  (3,204,763)            2,082,957
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES ...................                       2,129                 3,352
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS,
      SWAP AGREEMENTS, AND SHORT SALES .....................................                     (34,658)                    0
                                                                                    --------------------    ------------------
TOTAL NET ASSETS ...........................................................        $        720,520,820    $       56,230,849
                                                                                    --------------------    ------------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
------------------------------------------------------------------------------------------------------------------------------

   NET ASSETS - CLASS A ....................................................                         N/A                   N/A
   SHARES OUTSTANDING - CLASS A ............................................                         N/A                   N/A
   NET ASSET VALUE PER SHARE - CLASS A .....................................                         N/A                   N/A
   MAXIMUM OFFERING PRICE PER SHARE - CLASS A ..............................                         N/A                   N/A
   NET ASSETS - CLASS B ....................................................                         N/A                   N/A
   SHARES OUTSTANDING - CLASS B ............................................                         N/A                   N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B ..................                         N/A                   N/A
   NET ASSETS - CLASS C ....................................................                         N/A    $        2,582,985
   SHARES OUTSTANDING - CLASS C ............................................                         N/A               241,491
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ..................                         N/A    $            10.70
   NET ASSETS - ADMINISTRATOR CLASS ........................................                         N/A                   N/A
   SHARES OUTSTANDING - ADMINISTRATOR CLASS ................................                         N/A                   N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ......                         N/A                   N/A
   NET ASSETS - ADVISOR CLASS ..............................................        $         19,540,418                   N/A
   SHARES OUTSTANDING - ADVISOR CLASS ......................................                   4,093,507                   N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADVISOR CLASS ............        $               4.77                   N/A
   NET ASSETS - INSTITUTIONAL CLASS ........................................        $        144,859,532                   N/A
   SHARES OUTSTANDING - INSTITUTIONAL CLASS ................................                  30,347,119                   N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ......        $               4.77                   N/A
   NET ASSETS - INVESTOR CLASS .............................................        $        556,120,870    $       53,647,864
   SHARES OUTSTANDING - INVESTOR CLASS .....................................                 116,502,670             5,015,636
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ...........        $               4.77    $            10.70
                                                                                    --------------------    ------------------
INVESTMENTS AT COST ........................................................        $        736,854,929    $       53,120,244
                                                                                    --------------------    ------------------

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.50 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE, THE OFFERING PRICE IS REDUCED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                            INTERMEDIATE
                                                                                            TAX-FREE FUND
                                                                                   -------------------------------
                                                                                         FOR THE           FOR THE
                                                                                    PERIOD ENDED        YEAR ENDED
                                                                                   JUNE 30, 2005  OCTOBER 31, 2004
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INTEREST ....................................................................   $  1,523,698   $      1,647,090
   INCOME FROM AFFILIATED SECURITIES ...........................................         22,047             12,558
                                                                                   ------------   ----------------
TOTAL INVESTMENT INCOME ........................................................      1,545,745          1,659,648
                                                                                   ------------   ----------------
EXPENSES

   ADVISORY FEES ...............................................................        150,797            150,385
   ADMINISTRATION FEES
     FUND LEVEL ................................................................         76,788                  0
     CLASS A ...................................................................            N/A                N/A
     CLASS B ...................................................................            N/A                N/A
     CLASS C ...................................................................            N/A                N/A
     ADMINISTRATOR CLASS .......................................................            N/A                N/A
     ADVISOR CLASS .............................................................            N/A                N/A
     INSTITUTIONAL CLASS .......................................................            N/A                N/A
     INVESTOR CLASS ............................................................         84,897            151,677
   CUSTODY FEES ................................................................          6,563              9,145
   SHAREHOLDER SERVICING FEES ..................................................         38,394                  0
   ACCOUNTING FEES .............................................................          5,399                N/A
   DISTRIBUTION FEES (NOTE 3)
     CLASS B ...................................................................            N/A                N/A
     CLASS C ...................................................................            N/A                N/A
     ADVISOR CLASS .............................................................            N/A                N/A
     INVESTOR CLASS ............................................................         60,383            101,612
   AUDIT FEES ..................................................................         16,626             11,389
   LEGAL FEES ..................................................................          1,309              8,519
   REGISTRATION FEES ...........................................................         12,867             20,804
   SHAREHOLDER REPORTS .........................................................          8,979              8,238
   TRUSTEES' FEES ..............................................................          3,992              3,030
   OTHER FEES AND EXPENSES .....................................................         11,162              3,857
                                                                                   ------------   ----------------
TOTAL EXPENSES .................................................................        478,156            468,656
                                                                                   ------------   ----------------

LESS:

   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ................................       (246,098)          (269,093)
   NET EXPENSES ................................................................        232,058            199,563
                                                                                   ------------   ----------------
NET INVESTMENT INCOME (LOSS) ...................................................      1,313,687          1,460,085
                                                                                   ------------   ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .............         85,899            862,332
   FUTURES TRANSACTIONS ........................................................        (65,506)           104,866
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ........................        (18,697)            13,240
                                                                                   ------------   ----------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ......................................          1,696            980,438
                                                                                   ------------   ----------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .............        312,456             32,135
   FUTURES TRANSACTIONS ........................................................        (20,512)             8,708
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ........................         12,870            (12,870)
                                                                                   ------------   ----------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ............        304,814             27,973
                                                                                   ------------   ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .........................        306,510          1,008,411
                                                                                   ------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................   $  1,620,197   $      2,468,496
                                                                                   ------------   ----------------

STATEMENTS OF OPERATIONS            WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

                                                                 MUNICIPAL                       SHORT-TERM
                                                                 BOND FUND                   MUNICIPAL BOND FUND
                                                      ------------------------------    -------------------------------
                                                            FOR THE          FOR THE          FOR THE           FOR THE
                                                       PERIOD ENDED       YEAR ENDED     PERIOD ENDED        YEAR ENDED
                                                      JUNE 30, 2005  OCTOBER 31,2004    JUNE 30, 2005  OCTOBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INTEREST ........................................  $  8,635,855   $   10,361,134     $ 13,905,023   $     19,309,760
   INCOME FROM AFFILIATED SECURITIES ...............        77,994           45,080           91,897             79,055
                                                      ------------   --------------     ------------   ----------------
TOTAL INVESTMENT INCOME ............................     8,713,849       10,406,214       13,996,920         19,388,815
                                                      ------------   --------------     ------------   ----------------
EXPENSES

   ADVISORY FEES ...................................       632,776          659,230        1,143,690          1,283,994
   ADMINISTRATION FEES
     FUND LEVEL ....................................        42,537                0           74,722                  0
     CLASS A .......................................        88,352              N/A              N/A                N/A
     CLASS B .......................................        14,400              N/A              N/A                N/A
     CLASS C .......................................         1,229              N/A           19,739             21,266
     ADMINISTRATOR CLASS ...........................         4,211              N/A              N/A                N/A
     ADVISOR CLASS .................................           N/A              N/A              N/A                N/A
     INSTITUTIONAL CLASS ...........................           N/A              N/A              N/A                N/A
     INVESTOR CLASS ................................       513,275          725,495        1,353,046          1,766,655
   CUSTODY FEES ....................................        22,632           23,180           40,712             38,594
   SHAREHOLDER SERVICING FEES ......................       212,807                0          373,610                  0
   ACCOUNTING FEES .................................        29,320              N/A           29,651                N/A
   DISTRIBUTION FEES (NOTE 3)
     CLASS B .......................................        38,572              N/A              N/A                N/A
     CLASS C .......................................         3,291              N/A           46,963             44,237
     ADVISOR CLASS .................................           N/A              N/A              N/A                N/A
     INVESTOR CLASS ................................             0                0                0                  0
   AUDIT FEES ......................................        14,276           16,269           12,239             28,770
   LEGAL FEES ......................................         6,994           31,856           15,699             84,384
   REGISTRATION FEES ...............................        29,290           31,003           47,641             66,899
   SHAREHOLDER REPORTS .............................        22,851           57,182           51,160             76,623
   TRUSTEES' FEES ..................................         9,524           11,340           27,321             27,009
   OTHER FEES AND EXPENSES .........................        35,715           28,582           73,273            129,624
                                                      ------------   --------------     ------------   ----------------
TOTAL EXPENSES .....................................     1,722,052        1,584,137        3,309,466          3,568,055
                                                      ------------   --------------     ------------   ----------------

LESS:

   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ....      (329,708)         (64,344)        (765,922)          (127,521)
   NET EXPENSES ....................................     1,392,344        1,519,793        2,543,544          3,440,534
                                                      ------------   --------------     ------------   ----------------
NET INVESTMENT INCOME (LOSS) .......................     7,321,505        8,886,421       11,453,376         15,948,281
                                                      ------------   --------------     ------------   ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN
     CURRENCY TRANSLATION ..........................     1,095,084        6,392,437       (1,639,806)         4,536,207
   FUTURES TRANSACTIONS ............................      (678,079)         197,247          (11,784)          (272,217)
   OPTIONS, SWAP AGREEMENTS AND
      SHORT SALE TRANSACTIONS ......................      (191,130)          64,160         (160,709)            77,420
                                                      ------------   --------------     ------------   ----------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ..........       225,875        6,653,844       (1,812,299)         4,341,410
                                                      ------------   --------------     ------------   ----------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES
     AND FOREIGN CURRENCY TRANSLATION ..............     5,974,893        4,876,213        1,820,435         (3,912,994)
   FUTURES TRANSACTIONS ............................      (248,146)           3,409          (45,418)             1,989
   OPTIONS, SWAP AGREEMENTS AND
      SHORT SALE TRANSACTIONS ......................        61,490          (61,490)          74,809            (89,662)
                                                      ------------   --------------     ------------   ----------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENTS ... ................     5,788,237        4,818,132        1,849,826         (4,000,667)
                                                      ------------   --------------     ------------   ----------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS ............................     6,014,112       11,471,976           37,527            340,743
                                                      ------------   --------------     ------------   ----------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS .................  $ 13,335,617   $   20,358,397     $ 11,490,903   $     16,289,024
                                                      ============   ==============     ============   ================

                                                                ULTRA SHORT-TERM                   WISCONSIN
                                                             MUNICIPAL INCOME FUND               TAX-FREE FUND
                                                        -------------------------------  --------------------------------
                                                              FOR THE           FOR THE        FOR THE            FOR THE
                                                         PERIOD ENDED        YEAR ENDED   PERIOD ENDED         YEAR ENDED
                                                        JUNE 30, 2005  OCTOBER 31, 2004  JUNE 30, 2005   OCTOBER 31, 2004
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INTEREST ........................................    $ 19,828,066   $    41,457,676   $  1,518,191    $      2,502,617
   INCOME FROM AFFILIATED SECURITIES ...............         111,546           102,408              0                   0
                                                        ------------   ---------------   ------------    ----------------
TOTAL INVESTMENT INCOME ............................      19,939,612        41,560,084      1,518,191           2,502,617
                                                        ------------   ---------------   ------------    ----------------
EXPENSES

   ADVISORY FEES ...................................       1,966,989         4,402,008        129,179             206,942
   ADMINISTRATION FEES
     FUND LEVEL ....................................          86,088                 0          5,837                   0
     CLASS A .......................................             N/A               N/A            N/A                 N/A
     CLASS B .......................................             N/A               N/A            N/A                 N/A
     CLASS C .......................................             N/A               N/A          6,341              12,242
     ADMINISTRATOR CLASS ...........................             N/A               N/A            N/A                 N/A
     ADVISOR CLASS .................................          85,469           266,271            N/A                 N/A
     INSTITUTIONAL CLASS ...........................          60,745           129,746            N/A                 N/A
     INVESTOR CLASS ................................       1,831,824         3,928,023        123,056             202,615
   CUSTODY FEES ....................................          43,857           110,199          5,736               6,969
   SHAREHOLDER SERVICING FEES ......................         344,829                 0         29,186                   0
   ACCOUNTING FEES .................................          18,293               N/A          6,512                 N/A
   DISTRIBUTION FEES (NOTE 3)
     CLASS B .......................................             N/A               N/A            N/A                 N/A
     CLASS C .......................................             N/A               N/A         14,239              25,068
     ADVISOR CLASS .................................          35,203           125,486            N/A                 N/A
     INVESTOR CLASS ................................               0                 0         53,193             133,558
   AUDIT FEES ......................................           9,558            57,229         14,311              13,705
   LEGAL FEES ......................................         154,465           289,861              0              13,377
   REGISTRATION FEES ...............................               0           212,181         12,580              35,539
   SHAREHOLDER REPORTS .............................          30,970            86,080         10,591              14,013
   TRUSTEES' FEES ..................................          57,505            77,714          4,771               3,270
   OTHER FEES AND EXPENSES .........................         239,748           220,821         12,167               7,950
                                                        ------------   ---------------   ------------    ----------------
TOTAL EXPENSES .....................................       4,965,543         9,905,619        427,699             675,248
                                                        ------------   ---------------   ------------    ----------------

LESS:

   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ....        (768,627)         (347,364)      (238,422)           (426,651)
   NET EXPENSES ....................................       4,196,916         9,558,255        189,277             248,597
                                                        ------------   ---------------   ------------    ----------------
NET INVESTMENT INCOME (LOSS) .......................      15,742,696        32,001,829      1,328,914           2,254,020
                                                        ------------   ---------------   ------------    ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN
     CURRENCY TRANSLATION ..........................     (25,438,244)          270,479         66,817             718,962
   FUTURES TRANSACTIONS ............................          67,602           (58,432)       (29,835)             44,941
   OPTIONS, SWAP AGREEMENTS AND
      SHORT SALE TRANSACTIONS ......................        (334,211)          398,424        (24,930)             12,240
                                                        ------------   ---------------   ------------    ----------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ..........     (25,704,853)          610,471         12,052             776,143
                                                        ------------   ---------------   ------------    ----------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES
     AND FOREIGN CURRENCY TRANSLATION ..............      12,063,253       (12,201,439)       283,309             (58,421)
   FUTURES TRANSACTIONS ............................           2,129           (46,250)         3,352                   0
   OPTIONS, SWAP AGREEMENTS AND
      SHORT SALE TRANSACTIONS ......................         213,381          (448,488)        17,160             (17,160)
                                                        ------------   ---------------   ------------    ----------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENTS ... ................      12,278,763       (12,696,177)       303,821             (75,581)
                                                        ------------   ---------------   ------------    ----------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS ............................     (13,426,090)      (12,085,706)       315,873             700,562
                                                        ------------   ---------------   ------------    ----------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS .................    $  2,316,606   $    19,916,123   $  1,644,787    $      2,954,582
                                                        ============   ===============   ============    ================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            INTERMEDIATE TAX-FREE FUND
                                                                                ---------------------------------------------------
                                                                                      FOR THE            FOR THE            FOR THE
                                                                                 PERIOD ENDED         YEAR ENDED         YEAR ENDED
                                                                                JUNE 30, 2005   OCTOBER 31, 2004   OCTOBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ....................................................    $  41,936,160   $     50,889,570   $     33,653,825

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) . ..........................................        1,313,687          1,460,085          1,627,624
   NET REALIZED GAIN (LOSS) ON INVESTMENTS . ...............................            1,696            980,438            264,268
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .....          304,814             27,973            602,859
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............        1,620,197          2,468,496          2,494,751
                                                                                -------------   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ..............................................................              N/A                N/A                N/A
      CLASS B ..............................................................              N/A                N/A                N/A
      CLASS C ..............................................................              N/A                N/A                N/A
      ADMINISTRATOR CLASS . ................................................              N/A                N/A                N/A
      ADVISOR CLASS ........................................................              N/A                N/A                N/A
      INSTITUTIONAL CLASS ..................................................              N/A                N/A                N/A
      INVESTOR CLASS .......................................................       (1,313,687)        (1,460,085)        (1,627,624)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS C ..............................................................              N/A                N/A                N/A
      INVESTOR CLASS .......................................................         (989,146)          (189,998)                 0
                                                                                -------------   ----------------   ----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ........................................       (2,302,833)        (1,650,083)        (1,627,624)
                                                                                -------------   ----------------   ----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A (NOTE 1) ............................              N/A                N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) ........................              N/A                N/A                N/A
   COST OF SHARES REDEEMED - CLASS A (NOTE 1) ..............................              N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS A ............................................              N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
   PROCEEDS FROM SHARES SOLD - CLASS B (NOTE 1) ............................              N/A                N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) ........................              N/A                N/A                N/A
   COST OF SHARES REDEEMED - CLASS B .......................................              N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS B ............................................              N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
   PROCEEDS FROM SHARES SOLD - CLASS C (NOTE 1) ............................              N/A                N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) ........................              N/A                N/A                N/A
   COST OF SHARES REDEEMED - CLASS C (NOTE 1) ..............................              N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS C ............................................              N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ................              N/A                N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ............              N/A                N/A                N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..................              N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - ADMINISTRATOR CLASS ................................              N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ...............................              N/A                N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ...........................              N/A                N/A                N/A
   COST OF SHARES REDEEMED - ADVISOR CLASS .................................              N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - ADVISOR CLASS ......................................              N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS .........................              N/A                N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .....................              N/A                N/A                N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS ...........................              N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - INSTITUTIONAL CLASS ................................              N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ..............................       45,150,430         20,110,367         59,984,745
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ..........................        2,064,384          1,288,342          1,179,772
   COST OF SHARES REDEEMED - INVESTOR CLASS ................................      (16,598,820)       (31,170,532)       (44,795,899)
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - INVESTOR CLASS .....................................       30,615,994        (9,771,823)         16,368,618
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ......................................................       30,615,994        (9,771,823)         16,368,618
                                                                                =============   ================   ================
NET INCREASE (DECREASE) IN NET ASSETS ......................................       29,933,358         (8,953,410)        17,235,745
                                                                                =============   ================   ================
ENDING NET ASSETS ..........................................................    $  71,869,518   $     41,936,160   $     50,889,570
                                                                                =============   ================   ================

STATEMENTS OF CHANGES IN NET ASSETS

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                              MUNICIPAL BOND FUND
                                                                            -------------------------------------------------------
                                                                                      FOR THE            FOR THE            FOR THE
                                                                                 PERIOD ENDED         YEAR ENDED         YEAR ENDED
                                                                            JUNE 30, 2005 (1)   OCTOBER 31, 2004   OCTOBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .................................................   $     185,717,499   $    209,152,456   $    243,288,964
OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................           7,321,505          8,886,421         10,076,111
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................             225,875          6,653,844         (2,807,019)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..           5,788,237          4,818,132          7,268,046
                                                                            -----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........          13,335,617         20,358,397         14,537,138
                                                                            -----------------   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ...........................................................          (1,414,872)               N/A                N/A
      CLASS B ...........................................................            (192,035)               N/A                N/A
      CLASS C ...........................................................             (16,377)               N/A                N/A
      ADMINISTRATOR CLASS ...............................................            (194,302)               N/A                N/A
      ADVISOR CLASS .....................................................                 N/A                N/A                N/A
      INSTITUTIONAL CLASS ...............................................                 N/A                N/A                N/A
      INVESTOR CLASS ....................................................          (5,510,253)        (8,646,383)       (10,316,148)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS C ...........................................................                   0                N/A                N/A
      INVESTOR CLASS ....................................................                   0                  0                  0
                                                                            -----------------   ----------------   ----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................          (7,327,839)        (8,646,383)       (10,316,148)
                                                                            -----------------   ----------------   ----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A (NOTE 1) .........................         143,520,248                N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) .....................           1,067,039                N/A                N/A
   COST OF SHARES REDEEMED - CLASS A (NOTE 1) ...........................          (5,253,812)               N/A                N/A
                                                                            -----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS A .........................................         139,333,475                N/A                N/A
                                                                            -----------------   ----------------   ----------------
   PROCEEDS FROM SHARES SOLD - CLASS B (NOTE 1) .........................          24,029,831                N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) .....................             147,689                N/A                N/A
   COST OF SHARES REDEEMED - CLASS B ....................................          (1,913,580)               N/A                N/A
                                                                            -----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS B .........................................          22,263,940                N/A                N/A
                                                                            -----------------   ----------------   ----------------
   PROCEEDS FROM SHARES SOLD - CLASS C (NOTE 1) .........................           1,998,718                N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) .....................               7,171                N/A                N/A
   COST OF SHARES REDEEMED - CLASS C (NOTE 1) ...........................             (75,058)               N/A                N/A
                                                                            -----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS C .........................................           1,930,831                N/A                N/A
                                                                            -----------------   ----------------   ----------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .............          18,102,663                N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .........             153,083                N/A                N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ...............            (755,399)               N/A                N/A
                                                                            -----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - ADMINISTRATOR CLASS .............................          17,500,347                N/A                N/A
                                                                            -----------------   ----------------   ----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ............................                 N/A                N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ........................                 N/A                N/A                N/A
   COST OF SHARES REDEEMED - ADVISOR CLASS ..............................                 N/A                N/A                N/A
                                                                            -----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - ADVISOR CLASS ...................................                 N/A                N/A                N/A
                                                                            -----------------   ----------------   ----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ......................                 N/A                N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ..................                 N/A                N/A                N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS ........................                 N/A                N/A                N/A
                                                                            -----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - INSTITUTIONAL CLASS .............................                 N/A                N/A                N/A
                                                                            -----------------   ----------------   ----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ...........................          38,100,349         33,068,570         97,782,999
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .......................           4,914,422          6,941,940          7,781,816
   COST OF SHARES REDEEMED - INVESTOR CLASS .............................         (29,826,101)       (75,157,481)      (143,922,313)
                                                                            -----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
SHARE TRANSACTIONS - INVESTOR CLASS .....................................          13,188,670        (35,146,971)       (38,357,498)
                                                                            -----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ...................................................         194,217,263        (35,146,971)       (38,357,498)
                                                                            =================   ================   ================
NET INCREASE (DECREASE) IN NET ASSETS ...................................         200,225,041        (23,434,957)       (34,136,508)
                                                                            =================   ================   ================
   ENDING NET ASSETS ....................................................   $     385,942,540   $    185,717,499   $    209,152,456
                                                                            =================   ================   ================

                                                                                             SHORT-TERM MUNICIPAL BOND FUND
                                                                                ---------------------------------------------------
                                                                                      FOR THE            FOR THE            FOR THE
                                                                                 PERIOD ENDED         YEAR ENDED         YEAR ENDED
                                                                                JUNE 30, 2005   OCTOBER 31, 2004   OCTOBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .................................................       $ 491,431,831   $    647,193,229   $    592,996,447
OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................          11,453,376         15,948,281         22,197,198
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................          (1,812,299)         4,341,410           (900,772)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..           1,849,826         (4,000,667)         8,111,706
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........          11,490,903         16,289,024         29,408,132
                                                                                -------------   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ...........................................................                 N/A                N/A                N/A
      CLASS B ...........................................................                 N/A                N/A                N/A
      CLASS C ...........................................................            (103,386)           (86,856)           (23,270)
      ADMINISTRATOR CLASS ...............................................                 N/A                N/A                N/A
      ADVISOR CLASS .....................................................                 N/A                N/A                N/A
      INSTITUTIONAL CLASS ...............................................                 N/A                N/A                N/A
      INVESTOR CLASS ....................................................         (11,358,036)       (15,820,021)       (22,255,726)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS C ...........................................................              (3,105)                 0                  0
      INVESTOR CLASS ....................................................            (203,063)                 0                  0
                                                                                -------------   ----------------   ----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................         (11,667,590)       (15,906,877)       (22,278,996)
                                                                                -------------   ----------------   ----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A (NOTE 1) .........................                 N/A                N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) .....................                 N/A                N/A                N/A
   COST OF SHARES REDEEMED - CLASS A (NOTE 1) ...........................                 N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS A .........................................                 N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
   PROCEEDS FROM SHARES SOLD - CLASS B (NOTE 1) .........................                 N/A                N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) .....................                 N/A                N/A                N/A
   COST OF SHARES REDEEMED - CLASS B ....................................                 N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS B .........................................                 N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
   PROCEEDS FROM SHARES SOLD - CLASS C (NOTE 1) .........................           1,745,736          4,888,466          3,062,810
   REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) .....................              13,264             14,624              1,660
   COST OF SHARES REDEEMED - CLASS C (NOTE 1) ...........................            (503,786)          (811,705)          (201,180)
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS C .........................................           1,255,214          4,091,385          2,863,290
                                                                                -------------   ----------------   ----------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .............                 N/A                N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .........                 N/A                N/A                N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ...............                 N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - ADMINISTRATOR CLASS .............................                 N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ............................                 N/A                N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ........................                 N/A                N/A                N/A
   COST OF SHARES REDEEMED - ADVISOR CLASS ..............................                 N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - ADVISOR CLASS ...................................                 N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ......................                 N/A                N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ..................                 N/A                N/A                N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS ........................                 N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - INSTITUTIONAL CLASS .............................                 N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ...........................         326,137,861        180,544,333        301,519,889
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .......................           9,968,691         12,329,519         17,080,163
   COST OF SHARES REDEEMED - INVESTOR CLASS .............................        (162,985,566)      (353,108,782)      (274,395,696)
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - INVESTOR CLASS ..................................         173,120,986       (160,234,930)        44,204,356
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ...................................................         174,376,200       (156,143,545)        47,067,646
                                                                                =============   ================   ================
NET INCREASE (DECREASE) IN NET ASSETS ...................................         174,199,513       (155,761,398)        54,196,782
                                                                                =============   ================   ================
ENDING NET ASSETS .......................................................       $ 665,631,344   $    491,431,831   $    647,193,229
                                                                                =============   ================   ================


(1) PROCEEDS FROM SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS (NOTE 1).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             INTERMEDIATE TAX-FREE FUND
                                                                                ---------------------------------------------------
                                                                                      FOR THE            FOR THE            FOR THE
                                                                                 PERIOD ENDED         YEAR ENDED         YEAR ENDED
                                                                                JUNE 30, 2005   OCTOBER 31, 2004   OCTOBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A (NOTE 1) ..........................................    $         N/A   $            N/A   $            N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) .......              N/A                N/A                N/A
   SHARES REDEEMED - CLASS A (NOTE 1) ......................................              N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ....................              N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
   SHARES SOLD - CLASS B (NOTE 1) ..........................................              N/A                N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) .......              N/A                N/A                N/A
   SHARES REDEEMED - CLASS B (NOTE 1) ......................................              N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ....................              N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
   SHARES SOLD - CLASS C (NOTE 1) ..........................................              N/A                N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) .......              N/A                N/A                N/A
   SHARES REDEEMED - CLASS C (NOTE 1) ......................................              N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ....................              N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..............................              N/A                N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS
   (NOTE 1) ................................................................              N/A                N/A                N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..........................              N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ........              N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
   SHARES-SOLD - ADVISOR CLASS. ............................................              N/A                N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ..........              N/A                N/A                N/A
   SHARES REDEEMED - ADVISOR CLASS .........................................              N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ..............              N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
   SHARES SOLD - INSTITUTIONAL CLASS .......................................              N/A                N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ....              N/A                N/A                N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS ...................................              N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ........              N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
   SHARES SOLD - INVESTOR CLASS ............................................        4,194,532          1,842,637          5,607,204
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .........          192,054            118,832            110,719
   SHARES REDEEMED - INVESTOR CLASS . ......................................       (1,542,201)        (2,875,997)        (4,210,524)
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .............        2,844,385          (914,528)          1,507,399
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS . ............................................        2,844,385          (914,528)          1,507,399
                                                                                =============   ================   ================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...............    $           0   $              0   $              0
                                                                                =============   ================   ================

STATEMENTS OF CHANGES IN NET ASSETS

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                              MUNICIPAL BOND FUND
                                                                                ---------------------------------------------------
                                                                                      FOR THE            FOR THE            FOR THE
                                                                                 PERIOD ENDED         YEAR ENDED         YEAR ENDED
                                                                            JUNE 30, 2005 (1)   OCTOBER 31, 2004   OCTOBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A (NOTE 1) .......................................   $      15,204,041   $            N/A   $            N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) ....             111,618                N/A                N/A
   SHARES REDEEMED - CLASS A (NOTE 1) ...................................            (544,127)               N/A                N/A
                                                                            -----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A .................          14,771,532                N/A                N/A
                                                                            -----------------   ----------------   ----------------
   SHARES SOLD - CLASS B (NOTE 1) .......................................           2,546,815                N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) ....              15,451                N/A                N/A
   SHARES REDEEMED - CLASS B (NOTE 1) ...................................            (199,993)               N/A                N/A
                                                                            -----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B .................           2,362,273                N/A                N/A
                                                                            -----------------   ----------------   ----------------
   SHARES SOLD - CLASS C (NOTE 1) .......................................             211,843                N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) ....                 751                N/A                N/A
   SHARES REDEEMED - CLASS C (NOTE 1) ...................................              (7,807)               N/A                N/A
                                                                            -----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .................             204,787                N/A                N/A
                                                                            -----------------   ----------------   ----------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...........................           1,918,638                N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS
   (NOTE 1) .............................................................              16,014                N/A                N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .......................             (78,504)               N/A                N/A
                                                                            -----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .....           1,856,148                N/A                N/A
                                                                            -----------------   ----------------   ----------------
   SHARES-SOLD - ADVISOR CLASS. .........................................                 N/A                N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .......                 N/A                N/A                N/A
   SHARES REDEEMED - ADVISOR CLASS ......................................                 N/A                N/A                N/A
                                                                            --- -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ...........                 N/A                N/A                N/A
                                                                            -----------------   ----------------   ----------------
   SHARES SOLD - INSTITUTIONAL CLASS ....................................                 N/A                N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .                 N/A                N/A                N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS ................................                 N/A                N/A                N/A
                                                                            -----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .....                 N/A                N/A                N/A
                                                                            -----------------   ----------------   ----------------
   SHARES SOLD - INVESTOR CLASS .........................................           4,010,664          3,647,332         11,107,578
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ......             517,614            770,158            883,342
   SHARES REDEEMED - INVESTOR CLASS . ...................................          (3,137,417)        (8,348,482)       (16,333,929)
                                                                            -----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS ..........           1,390,861         (3,930,992)        (4,343,009)
                                                                            -----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS . .........................................          20,585,601         (3,930,992)        (4,343,009)
                                                                            =================   ================   ================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ............   $               0   $              0   $              0
                                                                            =================   ================   ================

                                                                                          SHORT-TERM MUNICIPAL BOND FUND
                                                                                ---------------------------------------------------
                                                                                      FOR THE            FOR THE            FOR THE
                                                                                 PERIOD ENDED         YEAR ENDED         YEAR ENDED
                                                                                JUNE 30, 2005   OCTOBER 31, 2004   OCTOBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A (NOTE 1) .......................................       $         N/A   $            N/A   $            N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) ....                 N/A                N/A                N/A
   SHARES REDEEMED - CLASS A (NOTE 1) ...................................                 N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A .................                 N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
   SHARES SOLD - CLASS B (NOTE 1) .......................................                 N/A                N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1)                      N/A                N/A                N/A
   SHARES REDEEMED - CLASS B (NOTE 1) ...................................                 N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B .................                 N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
   SHARES SOLD - CLASS C (NOTE 1) .......................................             177,865            499,022            312,295
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) ....               1,351              1,492                169
   SHARES REDEEMED - CLASS C (NOTE 1) ...................................             (51,306)           (82,897)           (20,450)
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .................             127,910            417,617            292,014
                                                                                -------------   ----------------   ----------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...........................                 N/A                N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS
   (NOTE 1) .............................................................                 N/A                N/A                N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .......................                 N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .....                 N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
   SHARES-SOLD - ADVISOR CLASS. .........................................                 N/A                N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .......                 N/A                N/A                N/A
   SHARES REDEEMED - ADVISOR CLASS ......................................                 N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ...........                 N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
   SHARES SOLD - INSTITUTIONAL CLASS ....................................                 N/A                N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .                 N/A                N/A                N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS ................................                 N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .....                 N/A                N/A                N/A
                                                                                -------------   ----------------   ----------------
   SHARES SOLD - INVESTOR CLASS .........................................          33,234,323         18,382,476         30,734,752
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ......           1,014,228          1,256,394          1,742,894
   SHARES REDEEMED - INVESTOR CLASS . ...................................         (16,593,553)       (35,958,466)       (27,970,101)
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS ..........          17,654,998        (16,319,596)         4,507,545
                                                                                -------------   ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS . .........................................          17,782,908        (15,901,979)         4,799,559
                                                                                =============   ================   ================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ............       $           0   $              0   $              0
                                                                                =============   ================   ================

(1) SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS (NOTE 1).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                 ULTRA SHORT-TERM
                                                                                              MUNICIPAL INCOME FUND
                                                                               ---------------------------------------------------
                                                                                       FOR THE           FOR THE           FOR THE
                                                                                  PERIOD ENDED        YEAR ENDED        YEAR ENDED
                                                                                 JUNE 30, 2005  OCTOBER 31, 2004  OCTOBER 31, 2003
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ....................................................   $ 1,210,601,847  $  2,048,130,859  $  1,644,672,884

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ............................................        15,742,696        32,001,829        45,791,059
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .................................       (25,704,853)          610,471        (1,109,104)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   INVESTMENTS .............................................................        12,278,763       (12,696,177)          794,163
                                                                               ---------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............         2,316,606        19,916,123        45,476,118
                                                                               ---------------  ----------------  ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ..............................................................               N/A               N/A               N/A
      CLASS B ..............................................................               N/A               N/A               N/A
      CLASS C ..............................................................               N/A               N/A               N/A
      ADMINISTRATOR CLASS ..................................................               N/A               N/A               N/A
      ADVISOR CLASS ........................................................          (424,774)         (859,393)         (957,609)
      INSTITUTIONAL CLASS ..................................................        (3,672,762)       (9,053,087)      (12,809,034)
      INVESTOR CLASS .......................................................       (11,636,284)      (22,051,052)      (34,805,460)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS C ..............................................................               N/A               N/A               N/A
      INVESTOR CLASS .......................................................                 0                 0                 0
                                                                               ---------------  ----------------  ----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ........................................       (15,733,820)      (31,963,532)      (48,572,103)
                                                                               ---------------  ----------------  ----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A .....................................               N/A               N/A               N/A
   COST OF SHARES REDEEMED - CLASS A .......................................               N/A               N/A               N/A
                                                                               ---------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS A ............................................               N/A               N/A               N/A
                                                                               ---------------  ----------------  ----------------
   PROCEEDS FROM SHARES SOLD - CLASS B .....................................               N/A               N/A               N/A
   COST OF SHARES REDEEMED - CLASS B .......................................               N/A               N/A               N/A
                                                                               ---------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS B.............................................               N/A               N/A               N/A
                                                                               ---------------  ----------------  ----------------
   PROCEEDS FROM SHARES SOLD - CLASS C .....................................               N/A               N/A               N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS C .................................               N/A               N/A               N/A
   COST OF SHARES REDEEMED - CLASS C .......................................               N/A               N/A               N/A
                                                                               ---------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS C ............................................               N/A               N/A               N/A
                                                                               ---------------  ----------------  ----------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS .........................               N/A               N/A               N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS ...........................               N/A               N/A               N/A
                                                                               ---------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - ADMINISTRATOR CLASS ................................               N/A               N/A               N/A
                                                                               ---------------  ----------------  ----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ...............................         3,306,623        30,807,808        76,455,788
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ...........................           480,489           876,357           925,559
   COST OF SHARES REDEEMED - ADVISOR CLASS .................................       (23,436,358)      (61,187,608)      (35,726,802)
                                                                               ---------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - ADVISOR CLASS ......................................       (19,649,246)      (29,503,443)       41,654,545
                                                                               ---------------  ----------------  ----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS .........................        62,020,702       207,187,383       529,446,878
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .....................         4,054,517         8,894,453        11,708,629
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS ...........................      (207,821,707)     (500,840,530)     (322,982,097)
                                                                               ---------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - INSTITUTIONAL CLASS ................................      (141,746,488)     (284,758,694)      218,173,410
                                                                               ---------------  ----------------  ----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ..............................       167,581,924       566,058,985     1,063,561,313
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ..........................        11,877,983        20,055,808        31,141,360
   COST OF SHARES REDEEMED - INVESTOR CLASS ................................      (494,727,985)   (1,097,334,259)     (947,976,668)
                                                                               ---------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - INVESTOR CLASS .....................................      (315,268,078)     (511,219,466)      146,726,005
                                                                               ---------------  ----------------  ----------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ......................................................      (476,663,812)     (825,481,603)      406,553,960
                                                                               ---------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS ......................................      (490,081,027)     (837,529,012)      403,457,975
                                                                               ---------------  ----------------  ----------------
ENDING NET ASSETS ..........................................................   $   720,520,820  $  1,210,601,847  $  2,048,130,859
                                                                               ---------------  ----------------  ----------------

STATEMENTS OF CHANGES IN NET ASSETS

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                              WISCONSIN TAX-FREE FUND
                                                                                ---------------------------------------------------
                                                                                        FOR THE           FOR THE           FOR THE
                                                                                   PERIOD ENDED        YEAR ENDED        YEAR ENDED
                                                                                  JUNE 30, 2005  OCTOBER 31, 2004  OCTOBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ......................................................  $    50,489,182  $     70,197,973  $     65,477,478

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..............................................        1,328,914         2,254,020         3,051,441
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...................................           12,052           776,143           276,683
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .......          303,821           (75,581)          323,637
                                                                                ---------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............        1,644,787         2,954,582         3,651,761
                                                                                ---------------  ----------------  ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ................................................................              N/A               N/A               N/A
      CLASS B ................................................................              N/A               N/A               N/A
      CLASS C ................................................................          (46,424)          (75,049)          (35,166)
      ADMINISTRATOR CLASS ....................................................              N/A               N/A               N/A
      ADVISOR CLASS ..........................................................              N/A               N/A               N/A
      INSTITUTIONAL CLASS ....................................................              N/A               N/A               N/A
      INVESTOR CLASS .........................................................       (1,282,490)       (2,178,972)       (3,016,275)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS C ................................................................          (35,233)          (11,364)                0
      INVESTOR CLASS .........................................................         (732,293)         (262,140)                0
                                                                                ---------------  ----------------  ----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..........................................       (2,096,440)       (2,527,525)       (3,051,441)
                                                                                ---------------  ----------------  ----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A .......................................              N/A               N/A               N/A
   COST OF SHARES REDEEMED - CLASS A .........................................              N/A               N/A               N/A
                                                                                ---------------  ----------------  ----------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
  SHARE TRANSACTIONS - CLASS A ...............................................              N/A               N/A               N/A
                                                                                ---------------  ----------------  ----------------
   PROCEEDS FROM SHARES SOLD - CLASS B .......................................              N/A               N/A               N/A
   COST OF SHARES REDEEMED - CLASS B .........................................              N/A               N/A               N/A
                                                                                ---------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS B ..............................................              N/A               N/A               N/A
                                                                                ---------------  ----------------  ----------------
   PROCEEDS FROM SHARES SOLD - CLASS C .......................................          341,727           122,115         3,110,102
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ...................................           80,740            75,131            22,068
   COST OF SHARES REDEEMED - CLASS C .........................................         (198,915)         (541,756)         (416,743)
                                                                                ---------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS C ..............................................          223,552          (344,510)        2,715,427
                                                                                ---------------  ----------------  ----------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS ...........................              N/A               N/A               N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS .............................              N/A               N/A               N/A
                                                                                ---------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - ADMINISTRATOR CLASS ..................................              N/A               N/A               N/A
                                                                                ---------------  ----------------  ----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS .................................              N/A               N/A               N/A
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .............................              N/A               N/A               N/A
   COST OF SHARES REDEEMED - ADVISOR CLASS ...................................              N/A               N/A               N/A
                                                                                ---------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - ADVISOR CLASS ........................................              N/A               N/A               N/A
                                                                                ---------------  ----------------  ----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ...........................              N/A               N/A               N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .......................              N/A               N/A               N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS .............................              N/A               N/A               N/A
                                                                                ---------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - INSTITUTIONAL CLASS ..................................              N/A               N/A               N/A
                                                                                ---------------  ----------------  ----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ................................       17,285,512        14,623,995        50,656,937
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ............................        1,889,879         2,176,655         2,736,103
   COST OF SHARES REDEEMED - INVESTOR CLASS ..................................      (13,205,623)      (36,591,988)      (51,988,292)
                                                                                ---------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - INVESTOR CLASS .......................................        5,969,768       (19,791,338)        1,404,748
                                                                                ---------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ........................................................        6,193,320       (20,135,848)        4,120,175
                                                                                ---------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS ........................................        5,741,667       (19,708,791)        4,720,495
                                                                                ---------------  ----------------  ----------------
ENDING NET ASSETS ............................................................  $    56,230,849  $     50,489,182  $     70,197,973
                                                                                ---------------  ----------------  ----------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                ULTRA SHORT-TERM
                                                                                             MUNICIPAL INCOME FUND
                                                                         ----------------------------------------------------------
                                                                                 FOR THE               FOR THE              FOR THE
                                                                              YEAR ENDED           YEAR  ENDED          YEAR  ENDED
                                                                          JUNE  30, 2005      OCTOBER 31, 2004     OCTOBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ............................................    $           N/A      $            N/A     $            N/A
   SHARES REDEEMED - CLASS A ........................................                N/A                   N/A                  N/A
                                                                         ---------------      ----------------     ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A .............                N/A                   N/A                  N/A
                                                                         ---------------      ----------------     ----------------
   SHARES SOLD - CLASS B ............................................                N/A                   N/A                  N/A
   SHARES REDEEMED - CLASS B ........................................                N/A                   N/A                  N/A
                                                                         ---------------      ----------------     ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B .............                N/A                   N/A                  N/A
                                                                         ---------------      ----------------     ----------------
   SHARES SOLD - CLASS C ............................................                N/A                   N/A                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .........                N/A                   N/A                  N/A
   SHARES REDEEMED - CLASS C ........................................                N/A                   N/A                  N/A
                                                                         ---------------      ----------------     ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .............                N/A                   N/A                  N/A
                                                                         ---------------      ----------------     ----------------
   SHARES SOLD - ADMINISTRATOR CLASS ................................                N/A                   N/A                  N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS ............................                N/A                   N/A                  N/A
                                                                         ---------------      ----------------     ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR
   CLASS ............................................................                N/A                   N/A                  N/A
                                                                         ---------------      ----------------     ----------------
   SHARES SOLD - ADVISOR CLASS ......................................            689,606             6,340,604           15,665,360
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ...            100,297               180,648              189,665
   SHARES REDEEMED - ADVISOR CLASS ..................................         (4,894,028)           (12,599,18)          (7,322,326)
                                                                         ---------------      ----------------     ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS .......         (4,104,125)           (6,077,932)           8,532,699
                                                                         ---------------      ----------------     ----------------
   SHARES SOLD - INSTITUTIONAL CLASS ................................         12,948,484            42,671,557          108,478,241
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL
   CLASS ............................................................            846,463             1,833,356            2,399,742
   SHARES REDEEMED -INSTITUTIONAL CLASS .............................          43,400,75             103,146,8            66,199,91
                                                                         ---------------      ----------------     ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL
   CLASS ............................................................         (29,605,81)           (58,641,95)          44,678,070
                                                                         ---------------      ----------------     ----------------
   SHARES SOLD - INVESTOR CLASS .....................................         34,997,558           116,681,323          217,899,445
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ..          2,479,411             4,134,818            6,379,197
   SHARES REDEEMED - INVESTOR CLASS .................................        103,330,570)         (226,110,703)        (194,259,708)
                                                                         ---------------      ----------------     ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS ......         (65,853,60)         (105,294,562)          30,018,934
                                                                         ---------------      ----------------     ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS .......................................          99,563,53             170,014,4            3,229,703
                                                                         ---------------      ----------------     ----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ........    $             0      $              0     $              0
                                                                         ---------------      ----------------     ----------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WISCONSIN TAX-FREE FUND
                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
                                                                         ---------------------------------------------------------
                                                                                FOR THE               FOR THE              FOR THE
                                                                           PERIOD ENDED            YEAR ENDED           YEAR ENDED
                                                                          JUNE 30, 2005      OCTOBER 31, 2004     OCTOBER 31, 2003
----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ............................................    $          N/A       $           N/A     $            N/A
   SHARES REDEEMED - CLASS A ........................................               N/A                   N/A                  N/A
                                                                         --------------       ---------------     ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A .............               N/A                   N/A                  N/A
                                                                         --------------       ---------------     ----------------
   SHARES SOLD - CLASS B ............................................               N/A                   N/A                  N/A
   SHARES REDEEMED - CLASS B ........................................               N/A                   N/A                  N/A
                                                                         --------------       ---------------     ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B .............               N/A                   N/A                  N/A
                                                                         --------------       ---------------     ----------------
   SHARES SOLD - CLASS C ............................................            32,171                11,389              289,187
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .........             7,598                 7,032                2,063
   SHARES REDEEMED - CLASS C ........................................           (18,678)              (50,936)             (38,335)
                                                                         --------------       ---------------     ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .............            21,091               (32,515)             252,915
                                                                         --------------       ---------------     ----------------
   SHARES SOLD - ADMINISTRATOR CLASS ................................               N/A                   N/A                  N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS ............................               N/A                   N/A                  N/A
                                                                         --------------       ---------------     ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
   ADMINISTRATOR CLASS ..............................................               N/A                   N/A                  N/A
                                                                         --------------       ---------------     ----------------
   SHARES SOLD - ADVISOR CLASS ......................................               N/A                   N/A                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
   ADVISOR CLASS ....................................................               N/A                   N/A                  N/A
   SHARES REDEEMED - ADVISOR CLASS ..................................               N/A                   N/A                  N/A
                                                                         --------------       ---------------     ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
   ADVISOR  CLASS ...................................................               N/A                   N/A                  N/A
                                                                         --------------       ---------------     ----------------
   SHARES SOLD - INSTITUTIONAL CLASS ................................               N/A                   N/A                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
   INSTITUTIONAL CLASS ..............................................               N/A                   N/A                  N/A
   SHARES REDEEMED -INSTITUTIONAL CLASS .............................               N/A                   N/A                  N/A
                                                                         --------------       ---------------     ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
   INSTITUTIONAL CLASS ..............................................               N/A                   N/A                  N/A
                                                                         --------------       ---------------     ----------------
   SHARES SOLD - INVESTOR CLASS .....................................         1,624,544             1,365,743            4,733,404
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
   INVESTOR CLASS ...................................................           177,810               203,625              256,565
   SHARES REDEEMED - INVESTOR CLASS .................................        (1,241,946)           (3,427,293)          (4,877,851)
                                                                         --------------       ---------------     ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
   INVESTOR CLASS ...................................................           560,408            (1,857,925)             112,118
                                                                         --------------       ---------------     ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING
   RESULTING FROM CAPITAL SHARE TRANSACTIONS ........................           581,499            (1,890,440)             365,033
                                                                         --------------       ---------------     ----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ........    $           45       $             0     $              0
                                                                         --------------       ---------------     ----------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                NET REALIZED
                                                        BEGINNING        NET             AND DISTRIBUTIONS DISTRIBUTIONS    ENDING
                                                        NET ASSET INVESTMENT      UNREALIZED      FROM NET      FROM NET NET ASSET
                                                        VALUE PER     INCOME  GAIN (LOSS) ON    INVESTMENT      REALIZED VALUE PER
                                                            SHARE     (LOSS)     INVESTMENTS        INCOME         GAINS     SHARE
----------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS

NOVEMBER 1, 2004 TO JUNE 30, 2005(4) .................   $ 11.02      0.24         0.03           (0.24)       (0.24)    $   10.81
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .................   $ 10.78      0.39         0.29           (0.39)       (0.05)    $   11.02
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .................   $ 10.48      0.41         0.30           (0.41)        0.00     $   10.78
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .................   $ 10.25      0.45         0.26           (0.45)       (0.03)    $   10.48
JULY 31, 2001(5) TO OCTOBER 31, 2001 .................   $ 10.00      0.11         0.25           (0.11)        0.00     $   10.25

MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------------------------------------

CLASS A
APRIL 11, 2005(5) TO JUNE 30, 2005(4) ................   $  9.43      0.09         0.17           (0.09)       0.00      $    9.60

CLASS B
APRIL 11, 2005(5) TO JUNE 30, 2005(4) ................   $  9.43      0.08         0.17           (0.08)       0.00      $    9.60

CLASS C
APRIL 11, 2005(5) TO APRIL 30, 2005(4) ...............   $  9.43      0.08         0.17           (0.08)       0.00      $    9.60

ADMINISTRATOR CLASS
APRIL 11, 2005(5) TO APRIL 30, 2005(4) . .............   $  9.43      0.10         0.17           (0.10)       0.00      $    9.60

INVESTOR CLASS
NOVEMBER 1, 2004 TO JUNE 30, 2005(4) .................   $  9.47      0.27         0.13           (0.27)       0.00      $    9.60
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .................   $  8.89      0.42         0.58           (0.42)       0.00      $    9.47
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .................   $  8.73      0.39         0.17           (0.40)       0.00      $    8.89
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .................   $  8.89      0.37        (0.16)          (0.37)       0.00      $    8.73
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .................   $  8.58      0.41         0.31           (0.41)       0.00      $    8.89
SEPTEMBER 1, 2000(7) TO OCTOBER 31, 2000 .............   $  8.78      0.08        (0.20)          (0.08)       0.00      $    8.58
SEPTEMBER 1, 1999 TO AUGUST 31, 2000 .................   $  9.37      0.50        (0.59)          (0.50)       0.00      $    8.78

SHORT-TERM MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------------------------------------

CLASS C
NOVEMBER 1, 2004 TO JUNE 30, 2005(4) .................   $  9.84      0.13        (0.02)          (0.13)       0.00(6)   $    9.82
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .................   $  9.83      0.19         0.01           (0.19)       0.00      $    9.84
JANUARY 31, 2003(5) TO OCTOBER 31, 2003 ..............   $  9.79      0.16         0.04           (0.16)       0.00      $    9.83

INVESTOR CLASS
NOVEMBER 1, 2004 TO JUNE 30, 2005(4) .................   $  9.85      0.20        (0.02)          (0.20)       0.00(6)   $    9.83
NOVEMBER 1, 2003 TO OCTOBER 31, 2004. ................   $  9.83      0.31         0.02           (0.31)       0.00      $    9.85
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .................   $  9.72      0.35         0.11           (0.35)       0.00      $    9.83
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .................   $  9.78      0.40        (0.06)          (0.40)       0.00      $    9.72
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .................   $  9.62      0.44         0.16           (0.44)       0.00      $    9.78
SEPTEMBER 1, 2000(7) TO OCTOBER 31, 2000 .............   $  9.64      0.08        (0.02)          (0.08)       0.00      $    9.62
SEPTEMBER 1, 1999 TO AUGUST 31, 2000 .................   $  9.76      0.46        (0.12)          (0.46)       0.00      $    9.64

ULTRA SHORT-TERM MUNICIPAL INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------

ADVISOR CLASS
NOVEMBER 1, 2004 TO JUNE 30, 2005(4) .................   $  4.83      0.07        (0.06)          (0.07)       0.00      $    4.77
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .................   $  4.87      0.08        (0.04)          (0.08)       0.00      $    4.83
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .................   $  4.88      0.10        (0.01)          (0.10)       0.00      $    4.87
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .................   $  4.94      0.14        (0.06)          (0.14)       0.00      $    4.88
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .................   $  4.94      0.18        (0.00)(6)       (0.18)       0.00      $    4.94
OCTOBER 2, 2000(5) TO OCTOBER 31, 2000 ...............   $  4.94      0.02         0.00           (0.02)       0.00      $    4.94

INSTITUTIONAL CLASS
NOVEMBER 1, 2004 TO JUNE 30, 2005(4) .................   $  4.83      0.09        (0.06)          (0.09)       0.00      $    4.77
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .................   $  4.87      0.12        (0.04)          (0.12)       0.00      $    4.83
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .................   $  4.87      0.13         0.01           (0.14)       0.00      $    4.87
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .................   $  4.94      0.17        (0.07)          (0.17)       0.00      $    4.87
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .................   $  4.95      0.22        (0.01)          (0.22)       0.00      $    4.94
JULY 31, 2000(5) TO OCTOBER 31, 2000 .................   $  4.95      0.06         0.00           (0.06)       0.00      $    4.95

                                                        RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                        -------------------------------------------

                                                                                                           PORTFOLI   NET ASSETS AT
                                                    NET INVESTMENT     GROSS  EXPENSE       NET      TOTAL TURNOVER   END OF PERIOD
                                                     INCOME (LOSS)  EXPENSES   WAIVED  EXPENSES  RETURN(2)   RATE(3) (000'S OMITTED)
-----------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND
-----------------------------------------------------------------------------------------------------------------------------------

INVESTOR CLASS
NOVEMBER 1, 2004 TO JUNE 30, 2005(4) .............         3.32%      1.21%   (0.62)%    0.59%     2.56%       57%    $     71,870
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .............         3.60%      1.15%   (0.66)%    0.49%     6.44%       95%    $     41,936
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .............         3.76%      1.16%   (0.73)%    0.43%     6.84%      190%    $     50,890
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .............         4.20%      1.43%   (1.36)%    0.07%     7.10%      225%    $     33,654
JULY 31, 2001(5) TO OCTOBER 31, 2001 .............         4.30%      4.51%   (4.50)%    0.01%     3.60%      115%    $      2,005

MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A
APRIL 11, 2005(5) TO JUNE 30, 2005(4) ............         4.48%      1.08%   (0.23)%    0.85%     2.82%       68%    $    141,868

CLASS B
APRIL 11, 2005(5) TO JUNE 30, 2005(4) ............         3.74%      1.83%   (0.23)%    1.60%     2.65%       68%    $     22,680

CLASS C
APRIL 11, 2005(5) TO APRIL 30, 2005(4) ...........         3.73%      1.83%   (0.23)%    1.60%     2.65%       68%    $      1,966

ADMINISTRATOR CLASS
APRIL 11, 2005(5) TO APRIL 30, 2005(4) . .........         4.87%      0.90%   (0.44)%    0.46%     2.90%       68%    $     17,821

INVESTOR CLASS
NOVEMBER 1, 2004 TO JUNE 30, 2005(4) .............         4.32%      0.98%   (0.18)%    0.80%     4.31%       68%    $    201,608
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .............         4.72%      0.84%   (0.03)%    0.81%    11.52%      100%    $    185,717
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .............         4.40%      0.81%    0.00%     0.81%     6.52%      121%    $    209,152
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .............         4.23%      1.08%    0.00%     1.08%     2.44%       95%    $    243,289
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .............         4.80%      0.95%   (0.03)%    0.92%     8.62%      118%    $    261,010
SEPTEMBER 1, 2000(7) TO OCTOBER 31, 2000 .........         5.24%      0.76%    0.00%     0.76%    (1.41)%       7%    $    259,376
SEPTEMBER 1, 1999 TO AUGUST 31, 2000 .............         5.61%      0.76%    0.00%     0.76%    (0.86)%      19%    $    273,650

SHORT-TERM MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------

CLASS C
NOVEMBER 1, 2004 TO JUNE 30, 2005(4) .............         1.98%      1.78%   (0.05)%    1.73%     1.16%       75%    $      8,228
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .............         1.96%      1.82%   (0.03)%    1.79%     2.08%       69%    $      6,982
JANUARY 31, 2003(5) TO OCTOBER 31, 2003 ..........         2.05%      1.91%   (0.03)%    1.88%     2.10%       84%    $      2,869

INVESTOR CLASS
NOVEMBER 1, 2004 TO JUNE 30, 2005(4) .............         3.07%      0.87%   (0.21)%    0.66%     1.87%       75%    $    657,403
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .............         3.12%      0.69%   (0.03)%    0.66%     3.37%       69%    $    484,450
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .............         3.57%      0.64%    0.00%     0.64%     4.82%       84%    $    644,324
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .............         4.07%      0.61%    0.00%     0.61%     3.52%       68%    $    592,996
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .............         4.54%      0.62%    0.00%     0.62%     6.38%       74%    $    504,661
SEPTEMBER 1, 2000(7) TO OCTOBER 31, 2000 .........         4.89%      0.60%    0.00%     0.60%     0.61%        9%    $    316,963
SEPTEMBER 1, 1999 TO AUGUST 31, 2000 .............         4.78%      0.60%    0.00%     0.60%     3.61%       49%    $    307,282

ULTRA SHORT-TERM MUNICIPAL INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------

ADVISOR CLASS
NOVEMBER 1, 2004 TO JUNE 30, 2005(4) .............         2.23%      1.14%   (0.10)%    1.04%     0.27%       47%    $     19,540
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .............         1.72%      1.17%   (0.05)%    1.12%     0.90%       72%    $     39,623
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .............         1.90%      1.11%    0.00%     1.11%     1.96%      128%    $     69,527
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .............         2.71%      1.11%    0.00%     1.11%     1.57%       76%    $     28,006
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .............         3.15%      1.11%   (0.01)%    1.10%     3.74%       71%    $      8,218
OCTOBER 2, 2000(5) TO OCTOBER 31, 2000 ...........         4.39%      1.06%   (0.05)%    1.01%     0.35%       37%    $        109

INSTITUTIONAL CLASS
NOVEMBER 1, 2004 TO JUNE 30, 2005(4) .............         2.86%      0.47%   (0.06)%    0.41%     0.67%       47%    $    144,860
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .............         2.45%      0.40%   (0.02)%    0.38%     1.65%       72%    $    289,641
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .............         2.69%      0.37%    0.00%     0.37%     2.94%      128%    $    577,522
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .............         3.45%      0.36%    0.00%     0.36%     2.13%       76%    $    360,335
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .............         4.46%      0.34%    0.00%     0.34%     4.36%       71%    $    425,300
JULY 31, 2000(5) TO OCTOBER 31, 2000 .............         4.98%      0.31%   (0.01)%    0.30%     1.26%       37%    $    421,613

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                NET REALIZED
                                                        BEGINNING        NET             AND DISTRIBUTIONS DISTRIBUTIONS    ENDING
                                                        NET ASSET INVESTMENT      UNREALIZED      FROM NET      FROM NET NET ASSET
                                                        VALUE PER     INCOME  GAIN (LOSS) ON    INVESTMENT      REALIZED VALUE PER
                                                            SHARE     (LOSS)     INVESTMENTS        INCOME         GAINS     SHARE
----------------------------------------------------------------------------------------------------------------------------------
ULTRA SHORT-TERM MUNICIPAL INCOME FUND CONTINUED

INVESTOR CLASS
NOVEMBER 1, 2004 TO JUNE 30, 2005(4) .................  $   4.83     0.08         (0.06)        (0.08)         0.00      $     4.77
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .................  $   4.87     0.10         (0.04)        (0.10)         0.00      $     4.83
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .................  $   4.88     0.12          0.00         (0.13)         0.00      $     4.87
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .................  $   4.94     0.15         (0.06)        (0.15)         0.00      $     4.88
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .................  $   4.95     0.21         (0.01)        (0.21)         0.00      $     4.94
MARCH 1, 2000(7) TO OCTOBER 31, 2000 .................  $   4.96     0.16         (0.01)        (0.16)         0.00      $     4.95
MARCH 1, 1999 TO FEBRUARY 29, 2000 ...................  $   5.04     0.21         (0.08)        (0.21)         0.00      $     4.96

WISCONSIN TAX-FREE FUND
----------------------------------------------------------------------------------------------------------------------------------

CLASS C
NOVEMBER 1, 2004 TO JUNE 30, 2005(4) .................  $  10.80     0.21          0.06         (0.21)        (0.16)     $    10.70
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .................  $  10.69     0.32          0.16         (0.32)        (0.05)     $    10.80
DECEMBER 26, 2002(5) TO OCTOBER 31, 2003 .............  $  10.60     0.26          0.09         (0.26)         0.00      $    10.69

INVESTOR CLASS
NOVEMBER 1, 2004 TO JUNE 30, 2005(4)  ................  $  10.80     0.28          0.06         (0.28)        (0.16)     $    10.70
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .................  $  10.69     0.44          0.16         (0.44)        (0.05)     $    10.80
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .................  $  10.56     0.44          0.13         (0.44)         0.00      $    10.69
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .................  $  10.36     0.48          0.21         (0.48)        (0.01)     $    10.56
APRIL 6, 2001(5) TO OCTOBER 31, 2001 .................  $  10.00     0.27          0.36         (0.27)         0.00      $    10.36

FINANCIAL HIGHLIGHTS                WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

                                                        RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                        -------------------------------------------
                                                                                                           PORTFOLIO   NET ASSETS AT
                                                    NET INVESTMENT     GROSS   EXPENSE       NET     TOTAL  TURNOVER   END OF PERIOD
                                                     INCOME (LOSS)  EXPENSES    WAIVED  EXPENSES RETURN(2)   RATE(3) (000'S OMITTED)
------------------------------------------------------------------------------------------------------------------------------------
ULTRA SHORT-TERM MUNICIPAL INCOME FUND CONTINUED

INVESTOR CLASS
NOVEMBER 1, 2004 TO JUNE 30, 2005(4 ..............         2.53%      0.90%    (0.14)%    0.76%    0.44%       47%      $    556,121
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .............         2.11%      0.75%    (0.02)%    0.73%    1.30%       72%      $    881,337
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .............         2.39%      0.70%     0.00%     0.70%    2.38%      128%      $  1,401,082
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .............         3.12%      0.69%     0.00%     0.69%    1.99%       76%      $  1,256,332
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 .............         4.15%      0.66%     0.00%     0.66%    4.03%       71%      $  1,274,877
MARCH 1, 2000(7) TO OCTOBER 31, 2000 .............         4.67%      0.62%    (0.05)%    0.57%    2.97%       37%      $  1,193,425
MARCH 1, 1999 TO FEBRUARY 29, 2000 ...............         4.26%      0.63%    (0.05)%    0.58%    2.70%       35%      $  1,792,172

WISCONSIN TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------------------

CLASS C
NOVEMBER 1, 2004 TO JUNE 30, 2005(4) .............         2.97%      2.07%    (0.58)%    1.49%    2.60%       24%      $      2,583
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .............         3.00%      2.10%    (0.60)%    1.50%    4.54%       17%      $      2,380
DECEMBER 26, 2002(5) TO OCTOBER 31, 2003 .........         2.71%      2.08%    (0.58)%    1.50%    3.28%       54%      $      2,704

INVESTOR CLASS
NOVEMBER 1, 2004 TO JUNE 30, 2005(4)  ............         3.96%      1.22%    (0.71)%    0.51%    3.26%       24%      $     53,648
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 .............         4.09%      1.17%    (0.77)%    0.40%    5.69%       17%      $     48,109
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 .............         4.08%      1.13%    (0.82)%    0.31%    5.45%       54%      $     67,494
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 .............         4.54%      1.14%    (1.09)%    0.05%    6.80%       95%      $     65,477
APRIL 6, 2001(5) TO OCTOBER 31, 2001 .............         4.71%      1.88%    (1.88)%    0.00%    6.36%       54%      $     27,790

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS       NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      NOTES TO FINANCIAL HIGHLIGHTS
      --------------------------------------------------------------------------
      (1) DURING EACH PERIOD, VARIOUS FEES AND EXPENSES WERE WAIVED AND REIMBURSED AS INDICATED. THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS REFLECTS THE EXPENSE RATIO IN THE ABSENCE OF ANY WAIVERS AND REIMBURSEMENTS (NOTE 3).

      (2) TOTAL RETURN CALCULATIONS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED OR REIMBURSED DURING THE PERIODS SHOWN. RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

      (3) CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.

      (4)   IN 2005, THE FUND CHANGED ITS FISCAL YEAR END.

      (5)   COMMENCEMENT OF OPERATIONS.

      (6)   AMOUNT CALCULATED IS LESS THAN $0.005.

      (7)   IN 2000, THE FUND CHANGED ITS FISCAL YEAR END.

NOTES TO FINANCIAL STATEMENTS       WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at June 30, 2005 was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Intermediate Tax-Free Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, Ultra Short-Term Municipal Income Fund, and Wisconsin Tax-Free Fund. Each Fund is a diversified series of the Trust.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired substantially all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

                                                   Before Reorganization           After Reorganization
                                         --------------------------------------   ---------------------
                                                       Target Funds                  Acquiring Fund

                                           STRONG ADVISOR      STRONG MUNICIPAL   WELLS FARGO ADVANTAGE
Fund                                     MUNICIPAL BOND FUND       BOND FUND*      MUNICIPAL BOND FUND
Shares:
   CLASS A                                    17,359,479                 --            15,075,673

   CLASS B                                     2,939,303                 --             2,538,733
   CLASS C                                       244,140                 --               211,801

   ADMINISTRATOR CLASS                                --                 --             1,914,770
   INSTITUTIONAL CLASS                         2,212,401                 --                    --

   INVESTOR CLASS                                     --         20,630,262            20,630,262
Net Asset:

   CLASS A                               $   142,237,416                 --      $    142,237,416
   CLASS B                                    23,952,688                 --            23,952,688

   CLASS C                                     1,998,317                 --             1,998,317
   ADMINISTRATOR CLASS                                --                 --            18,065,655

   INSTITUTIONAL CLASS(1)                     18,065,655                 --                    --
   INVESTOR CLASS                                     --      $ 194,644,390           194,644,390

Unrealized appreciation (depreciation)        15,977,592             14,379            15,991,971
Accumulated net realized losses                        0        (19,085,401)          (19,085,401)

* Designates the accounting survivor.

(1) Effective at the close of business on April 8, 2005, the Institutional Class of the Strong Advisor Municipal Bond Fund merged into the Administrator Class of the WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND.

                                                        Before Reorganization               After Reorganization
                                         ------------------------------------------------   ---------------------
                                                             Target Funds                      Acquiring Fund

                                                                                            WELLS FARGO ADVANTAGE
                                          STRONG SHORT-TERM HIGH      STRONG SHORT-TERM          SHORT-TERM
Fund                                     YIELD MUNICIPAL BOND FUND   MUNICIPAL BOND FUND*   MUNICIPAL BOND FUND
Shares:
   CLASS C                                                 --                 816,728                816,728

   INVESTOR CLASS                                  14,793,422              54,049,649             68,311,827
Net Asset:

   CLASS C                                                 --        $      7,995,461       $      7,995,461
   INVESTOR CLASS                        $        139,729,863             529,536,943            669,266,806

Unrealized appreciation (depreciation)                546,423                (781,435)              (235,012)
Accumulated net realized losses                   (11,388,274)             (2,018,191)           (13,406,465)

* Designates the accounting survivor.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS       NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds"), by share class, acquired substantially all of the net assets of the following Target Funds ("Target Funds"), by share class, through a tax-free exchange under section 368 of the Internal Revenue Code.

              Acquiring Funds                                                                     Target Funds
   WELLS FARGO ADVANTAGE INTERMEDIATE TAX-FREE FUND - INVESTOR CLASS     STRONG INTERMEDIATE MUNICIPAL BOND FUND INVESTOR CLASS

   WELLS FARGO ADVANTAGE                                                                                STRONG ULTRA SHORT-TERM

   ULTRA SHORT-TERM MUNICIPAL INCOME FUND - ADVISOR CLASS                                   MUNICIPAL INCOME FUND ADVISOR CLASS

   WELLS FARGO ADVANTAGE                                                                                STRONG ULTRA SHORT-TERM

   ULTRA SHORT-TERM MUNICIPAL INCOME FUND - INSTITUTIONAL CLASS                       MUNICIPAL INCOME FUND INSTITUTIONAL CLASS

   WELLS FARGO ADVANTAGE                                                                                STRONG ULTRA SHORT-TERM

   ULTRA SHORT-TERM MUNICIPAL INCOME FUND - INVESTOR CLASS                                 MUNICIPAL INCOME FUND INVESTOR CLASS

   WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND - CLASS C                               STRONG WISCONSIN TAX-FREE FUND CLASS C

   WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND - INVESTOR CLASS                 STRONG WISCONSIN TAX-FREE FUND INVESTOR CLASS

      The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices. Prior to April 1, 2005, the predecessor Strong Funds valuations were based on the mean of the bid and asked prices.

      Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' market values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics, and general market conditions.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Debt obligations may be placed on non-accrual status and related investment income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of income has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

NOTES TO FINANCIAL STATEMENTS       WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared daily and distributed to shareholders monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains dividends distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

      At June 30, 2005, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and
Liabilities:

                                             Undistributed Net       Undistributed Net
Fund                                     Investment Income (Loss)   Realized Gain (Loss)   Paid-in Capital
MUNICIPAL BOND FUND                      $            6,334         $              0       $        (6,334)

SHORT-TERM MUNICIPAL BOND FUND                        8,046                  248,815              (256,861)

ULTRA SHORT-TERM MUNICIPAL INCOME FUND              (13,390)                 317,826              (304,436)

WISCONSIN TAX-FREE FUND                                  45                      (45)                    0

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 2005.

      At June 30, 2005, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                                         Capital Loss
Fund                                     Year Expires   Carryforwards

MUNICIPAL BOND FUND                          2007       $   8,884,185
                                             2008           7,340,529
                                             2010           2,807,759
                                             2013             639,080
SHORT-TERM MUNICIPAL BOND FUND               2006              15,573
                                             2007           3,138,730
                                             2008             146,332
                                             2009           4,862,997
                                             2010           1,445,980
                                             2013           3,389,828
ULTRA SHORT-TERM MUNICIPAL INCOME FUND       2007           2,214,247
                                             2008           2,909,524
                                             2010          41,943,778
                                             2011           2,733,995

      At June 30, 2005, current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year, were:

                                           Deferred
                                         Post-October
Fund                                     Capital Loss

INTERMEDIATE TAX-FREE FUND               $     18,816

ULTRA SHORT-TERM MUNICIPAL INCOME FUND     25,799,761

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS       NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FUTURES CONTRACTS

      The Fund(s) may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At June 30, 2005, the following Fund(s) held futures contracts:

                                                                                                      Net Unrealized
                                                                                           Notional    Appreciation
Fund                             Contracts           Type            Expiration Date       Amount     (Depreciation)
INTERMEDIATE TAX-FREE FUND        Short 15    US 2 YR Note Sept 05    September, 2005   $  3,113,608   $    (1,705)

INTERMEDIATE TAX-FREE FUND        Short 60   US 10 YR Note Sept 05    September, 2005      6,793,338       (14,787)

MUNICIPAL BOND FUND               Short 50    US 2 YR Note Sept 05    September, 2005     10,378,694        (5,681)

MUNICIPAL BOND FUND               Short 20    US 5 YR Note Sept 05    September, 2005      2,174,602        (3,211)

MUNICIPAL BOND FUND               Short 60   US 10 YR Note Sept 05    September, 2005      6,801,306        (6,819)

MUNICIPAL BOND FUND              Short 120    US Long Bond Sept 05    September, 2005     14,020,974      (229,026)

SHORT-TERM MUNICIPAL BOND FUND   Short 150    US 2 YR Note Sept 05    September, 2005     31,140,768       (12,357)

SHORT-TERM MUNICIPAL BOND FUND    Short 25    US 5 YR Note Sept 05    September, 2005      2,719,034        (3,232)

SHORT-TERM MUNICIPAL BOND FUND    Short 80   US 10 YR Note Sept 05    September, 2005      9,049,660       (27,840)

ULTRA SHORT-TERM MUNICIPAL
INCOME FUND                      Short 160    US 2 YR Note Sept 05    September, 2005     33,232,129         2,129

WISCONSIN TAX-FREE FUND           Short 20   US 10 YR Note Sept 05    September, 2005      2,272,727         3,352

WHEN-ISSUED TRANSACTIONS

      Each Fund may purchase securities on a forward commitment or `when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

SWAP CONTRACTS

      The Funds may enter into various hedging transactions, such as swap agreements to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic adjustable-rate mortgage securities or for other purposes. Swaps involve the exchange of commitments to make or receive payments. The Funds record as an increase or decrease to realized gain/loss, the amount due or owed by the Funds at termination or settlement. Swaps are valued based on prices quoted by independent brokers. These valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates or index values.

     As of June 30, 2005 the following Funds had open swap contracts:

                           Swap Counter        Notional      Annual       Credit Protection     Maturity     Net Unrealized
Fund                          Party           Principal    Premium Paid       Purchased           Date         Gain/(Loss)
SHORT-TERM MUNICIPAL    JP Morgan Chase                                                       December 20,
BOND FUND               Credit Protection*   $ 2,000,000       0.48%         $2,000,000          2006        $   (9,902)

SHORT-TERM MUNICIPAL    JP Morgan Chase                                                       December 20,
BOND FUND               Credit Protection*   $ 1,000,000       0.48%         $1,000,000          2006            (4,951)

ULTRA SHORT-TERM        JP Morgan Chase                                                       July 14,
MUNICIPAL INCOME FUND   Credit Protection*   $ 7,000,000       0.48%         $7,000,000          2005           (34,658)

* Protection against credit rating decline of American Electric Power Company, Inc.

NOTES TO FINANCIAL STATEMENTS       WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

3.    EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment sub-adviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                                                                                     Sub-Advisory
                                                            Advisory Fees*                                            Fees (% of
                                       Average Daily        (% of Average                        Average Daily      Average Daily
    Fund                                 Net Assets       Daily Net Assets)    Sub-Adviser         Net Assets        Net Assets)
---------------------------------------------------------------------------------------------------------------------------------
    INTERMEDIATE TAX-FREE FUND        $0 - $499 million         0.400         Wells Capital     $0 - $400 million       0.200
                                    $500 - $999 million         0.350          Management     $400 - $800 million       0.175
                                     $1 - $2.99 billion         0.300         Incorporated         > $800 million       0.150
                                     $3 - $4.99 billion         0.275
                                        > $4.99 billion         0.250
---------------------------------------------------------------------------------------------------------------------------------
    MUNICIPAL BOND FUND               $0 - $499 million         0.400         Wells Capital     $0 - $400 million       0.200
                                    $500 - $999 million         0.350          Management     $400 - $800 million       0.175
                                     $1 - $2.99 billion         0.300         Incorporated         > $800 million       0.150
                                     $3 - $4.99 billion         0.275
                                        > $4.99 billion         0.250
---------------------------------------------------------------------------------------------------------------------------------
    SHORT-TERM MUNICIPAL              $0 - $499 million         0.400         Wells Capital     $0 - $400 million       0.200
    BOND FUND                       $500 - $999 million         0.350          Management     $400 - $800 million       0.175
                                     $1 - $2.99 billion         0.300         Incorporated         > $800 million       0.150
                                     $3 - $4.99 billion         0.275
                                        > $4.99 billion         0.250
---------------------------------------------------------------------------------------------------------------------------------
    ULTRA SHORT-TERM                  $0 - $499 million         0.400         Wells Capital     $0 - $400 million       0.200
    MUNICIPAL INCOME FUND           $500 - $999 million         0.350          Management     $400 - $800 million       0.175
                                     $1 - $2.99 billion         0.300         Incorporated         > $800 million       0.150
                                     $3 - $4.99 billion         0.275
                                        > $4.99 billion         0.250
---------------------------------------------------------------------------------------------------------------------------------
    WISCONSIN TAX-FREE FUND           $0 - $499 million         0.400         Wells Capital     $0 - $400 million       0.200
                                    $500 - $999 million         0.350          Management     $400 - $800 million       0.175
                                     $1 - $2.99 billion         0.300         Incorporated         > $800 million       0.150
                                     $3 - $4.99 billion         0.275
                                        > $4.99 billion         0.250
---------------------------------------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS       NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      * Effective April 11, 2005. Prior to January 1, 2005, Strong Capital Management, Inc. ("SCM") served as investment adviser to each of the predecessor Strong Funds. From January 1, 2005 through April 10, 2005, Funds Management served as interim investment adviser to each of the predecessor Strong Funds. Both SCM and Funds Management, for their respective periods of time during the reporting period, were entitled to receive an annual fee at the following rate:

                                                                                Advisory Fees
                                                                                (% of Average
    Fund                                         Average Daily Net Assets      Daily Net Assets)
--------------------------------------------------------------------------------------------------
    INTERMEDIATE MUNICIPAL BOND FUND                      $0 - $4 billion            0.370
                                                  $4 billion - $6 billion            0.345
                                                             > $6 billion            0.320
--------------------------------------------------------------------------------------------------
    MUNICIPAL BOND FUND                                   $0 - $4 billion            0.350
                                                  $4 billion - $6 billion            0.325
                                                             > $6 billion            0.300
--------------------------------------------------------------------------------------------------
    SHORT-TERM MUNICIPAL BOND FUND                        $0 - $4 billion            0.250
                                                  $4 billion - $6 billion            0.225
                                                             > $6 billion            0.200
--------------------------------------------------------------------------------------------------
    ULTRA SHORT-TERM MUNICIPAL INCOME FUND                $0 - $4 billion            0.300
                                                  $4 billion - $6 billion            0.275
                                                             > $6 billion            0.250
--------------------------------------------------------------------------------------------------
    WISCONSIN TAX-FREE FUND                               $0 - $4 billion            0.370
                                                  $4 billion - $6 billion            0.345
                                                             > $6 billion            0.320
--------------------------------------------------------------------------------------------------

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                                             Administration Fees**
                                                          Average Daily          (% of Average
                                                           Net Assets          Daily Net Assets)
--------------------------------------------------------------------------------------------------
   FUND LEVEL                                          $0 - $4.99 billion            0.05
                                                       $5 - $9.99 billion            0.04
                                                          > $9.99 billion            0.03
--------------------------------------------------------------------------------------------------
    CLASS A                                                                          0.28
--------------------------------------------------------------------------------------------------
    CLASS B                                                                          0.28
--------------------------------------------------------------------------------------------------
    CLASS C                                                                          0.28
--------------------------------------------------------------------------------------------------
    ADMINISTRATOR CLASS                                                              0.10
--------------------------------------------------------------------------------------------------
    ADVISOR CLASS                                                                    0.28
--------------------------------------------------------------------------------------------------
    INSTITUTIONAL CLASS                                                              0.08
--------------------------------------------------------------------------------------------------
    INVESTOR CLASS                                                                   0.45
--------------------------------------------------------------------------------------------------
Short-Term Municipal Bond Fund:
--------------------------------------------------------------------------------------------------
    CLASS C                                                                          0.23
--------------------------------------------------------------------------------------------------
    INVESTOR CLASS                                                                   0.40
--------------------------------------------------------------------------------------------------

      ** Effective April 11, 2005. Prior to April 11, 2005, Strong Investor Services, Inc. ("SISI") served as administrator to each of the predecessor Strong Funds and was entitled to receive an annual fee at the following rates:

                                                                                   % of Average
                                                                                  Daily Net Assets
--------------------------------------------------------------------------------------------------
    CLASS C                                                                          0.28
--------------------------------------------------------------------------------------------------
    INVESTOR CLASS                                                                   0.28
--------------------------------------------------------------------------------------------------
Ultra Short-Term Municipal Income Fund:
--------------------------------------------------------------------------------------------------
    ADVISOR CLASS                                                                    0.33
--------------------------------------------------------------------------------------------------
    INSTITUTIONAL CLASS                                                              0.02
--------------------------------------------------------------------------------------------------
    INVESTOR CLASS                                                                   0.33
--------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS       WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

      The Trust has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS"). BFDS served as the transfer agent to the predecessor Strong Funds effective March 14, 2005. Prior to March 14, 2005, SISI served as transfer agent to each of the predecessor Strong Funds. Effective April 11, 2005, transfer agent fees are paid by Funds Management and not by the Funds.

      For financial statement presentation, transfer agent fees for the period from November 1, 2004 though April 10, 2005, as shown below, have been combined with administration fees.

                                                                              Transfer Agent
                                                                              Fees and Other
                                                                             Related Expenses
---------------------------------------------------------------------------------------------
    INTERMEDIATE MUNICIPAL BOND FUND
       INVESTOR CLASS                                                           $  17,268
---------------------------------------------------------------------------------------------
    MUNICIPAL BOND FUND
       INVESTOR CLASS                                                              81,697
---------------------------------------------------------------------------------------------
    SHORT-TERM MUNICIPAL BOND FUND
       CLASS C                                                                      6,228
       INVESTOR CLASS                                                             138,967
---------------------------------------------------------------------------------------------
    ULTRA SHORT-TERM MUNICIPAL INCOME FUND
       ADVISOR CLASS                                                               25,431
       INSTITUTIONAL CLASS                                                         14,513
       INVESTOR CLASS                                                             150,440
---------------------------------------------------------------------------------------------
    WISCONSIN TAX-FREE FUND
       CLASS C                                                                      1,973
       INVESTOR CLASS                                                              13,396
---------------------------------------------------------------------------------------------

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to certain transaction charges plus a monthly fee for custody services at the following annual rates:

                                                                              % of Average
                                                                             Daily Net Assets
---------------------------------------------------------------------------------------------
    ALL MUNICIPAL INCOME FUNDS                                                     0.02
---------------------------------------------------------------------------------------------

      Prior to March 21, 2005, State Street Bank and Trust Co. ("State Street") served as custodian for the Strong Intermediate Municipal Bond Fund. Prior to March 28, 2005, State Street served as custodian for the Strong Ultra Short-Term Municipal Income Fund and Strong Wisconsin Tax-Free Fund. Prior to April 11, 2005, State Street served as custodian for the Strong Municipal Bond Fund and Strong Short-Term Municipal Bond Fund. From April 11, 2005 to April 22, 2005, State Street served as interim custodian for the Municipal Bond Fund and Short-Term Municipal Bond Fund. State Street was entitled to receive certain fees, primarily based on transactions of the Fund.

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                              % of Average
    Share Class                                                           Daily Net Assets***
---------------------------------------------------------------------------------------------
    CLASS A, CLASS B, CLASS C, ADMINISTRATOR CLASS, ADVISOR CLASS,               0.25
    INVESTOR CLASS
---------------------------------------------------------------------------------------------
    INSTITUTIONAL CLASS                                                          0.00
---------------------------------------------------------------------------------------------

      *** Effective April 11, 2005. Prior to April 11, 2005, shareholder servicing fees for the predecessor Strong Funds, if any, were encompassed by the Strong Funds' 12b-1 distribution and service plan. For the period April 11, 2005 through June 30, 2005, shareholder servicing fees paid were as follows:

Fund                                          Class A     Class B   Class C   Administrator    Advisor    Investor
------------------------------------------------------------------------------------------------------------------
    INTERMEDIATE TAX-FREE FUND                    N/A         N/A       N/A          N/A           N/A   $  38,394
------------------------------------------------------------------------------------------------------------------
    MUNICIPAL BOND FUND                      $ 78,886    $ 12,858   $ 1,097     $ 10,094           N/A     109,872
------------------------------------------------------------------------------------------------------------------
    SHORT-TERM MUNICIPAL BOND FUND                N/A         N/A     4,522          N/A           N/A     369,088
------------------------------------------------------------------------------------------------------------------
    ULTRA SHORT-TERM MUNICIPAL INCOME FUND        N/A         N/A       N/A          N/A      $ 12,116     332,713
------------------------------------------------------------------------------------------------------------------
    WISCONSIN TAX-FREE FUND                       N/A         N/A     1,361          N/A           N/A      27,825
------------------------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS       NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Effective April 11, 2005, distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

      Prior to April 11, 2005, the predecessor Strong Funds adopted a 12b-1 distribution and service plan under the 1940 Act on behalf of the Class C, Advisor Class and certain Investor Class shares. Under the plan, Strong Investments, Inc. was paid an annual rate of 1.00% of the average daily net assets of the Class C shares of the Short-Term Municipal Bond Fund and Wisconsin Tax-Free Fund, 0.25% of the average daily net assets of the Advisor Class shares of the Ultra Short-Term Municipal Income Fund and 0.25% of the average daily net assets of the Investor Class shares of the Intermediate Municipal Bond Fund and Wisconsin Tax-Free Fund.

      For the period ended June 30, 2005, distribution fees incurred are disclosed on the Statement of Operations.

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

      Prior to March 21, 2005, State Street served as fund accountant for the Strong Intermediate Municipal Bond Fund. Prior to March 28, 2005, State Street served as fund accountant for the Strong Ultra Short-Term Municipal Income Fund and Strong Wisconsin Tax-Free Fund. Prior to April 25, 2005, State Street served as fund accountant for the Strong Municipal Bond Fund and Strong Short-Term Municipal Bond Fund. Fund accounting fees were paid by the funds' administrator through April 10, 2005, and not by the funds.

      From April 11, 2005 to April 22, 2005, State Street served as interim fund accountant for the Municipal Bond Fund and Short-Term Municipal Bond Fund and was entitled to receive an annual asset based fee, a fixed fund accounting base fee, multiple class fee and certain out-of-pocket expenses.

WAIVED FEES AND REIMBURSED EXPENSES

      Effective April 11, 2005, Funds Management waived fees or reimbursed expenses proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. The Fund's adviser has committed to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund(s). Net operating expense ratios in effect from April 11, 2005 through June 30, 2005 were as follows:

                                                              Net Operating Expense Ratios
Fund                                      Class A   Class B   Class C   Administrator   Advisor   Institutional   Investor
--------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND                  N/A       N/A       N/A          N/A          N/A          N/A          0.75%
--------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND                        0.85%     1.60%     1.60%        0.48%         N/A          N/A          0.80%
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL BOND FUND              N/A       N/A      1.60%         N/A          N/A          N/A          0.66%
--------------------------------------------------------------------------------------------------------------------------
ULTRA SHORT-TERM MUNICIPAL INCOME FUND      N/A       N/A       N/A          N/A         0.80%        0.37%         0.72%
--------------------------------------------------------------------------------------------------------------------------
WISCONSIN TAX-FREE FUND                     N/A       N/A      1.49%         N/A          N/A          N/A          0.75%
--------------------------------------------------------------------------------------------------------------------------

      Prior to April 11, 2005, the predecessor adviser, Funds Management, and/or the administrator could voluntarily waive or absorb certain expenses at their discretion. Pursuant to the direction of the Strong Funds Board of Directors and certain regulatory settlements, SCM had contractually agreed to waive fees and/or absorb expenses in the amount of 0.010% for Intermediate Municipal Bond Fund, Short-Term Municipal Bond Fund, Ultra Short-Term Municipal Income Fund, and Wisconsin Tax-Free Fund and 0.033% for Municipal Bond Fund from May 21, 2004 to May 21, 2005. However, effective April 11, 2005, the Funds are subject to a different expense structure. SCM and/or SISI had contractually agreed to waive its fees and/or absorb expenses for Class C shares of the Wisconsin Tax-Free Fund until March 1, 2006, to keep total annual operating expenses at no more than 0.75%. SISI also allocated to each fund certain charges or credits resulting from transfer agency banking activities based on each Class' level of subscription and redemption activity. Transfer Agency Banking Credits allocated by SISI, if any, served to reduce the transfer agency expenses incurred by the Funds. From November 1, 2004 through April 10, 2005, the expense offsets that are included in the waived fees and reimbursed expenses amount on the Statement of Operations are as follows:

NOTES TO FINANCIAL STATEMENTS       WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

                                                            Waived Fees and
                                                          Reimbursed Expenses
--------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND FUND
   FUND LEVEL                                                $       5,333
   INVESTOR CLASS                                                  158,163
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND
   FUND LEVEL                                                       36,732
   INVESTOR CLASS                                                        0
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL BOND FUND
   Fund Level                                                       39,762
   CLASS C                                                               0
   INVESTOR CLASS                                                        0
--------------------------------------------------------------------------------
ULTRA SHORT-TERM MUNICIPAL INCOME FUND
   FUND LEVEL                                                       72,964
   ADVISOR CLASS                                                     6,962
   INSTITUTIONAL CLASS                                                   0
   INVESTOR CLASS                                                        0
--------------------------------------------------------------------------------
WISCONSIN TAX-FREE FUND
   FUND LEVEL                                                       17,936
   CLASS C                                                           6,014
   INVESTOR CLASS                                                  148,662
--------------------------------------------------------------------------------

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the period ended June 30, 2005, were as follows:

Fund                                   Purchases at Cost     Sales Proceeds
--------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND               $  59,139,301       $  33,102,747
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND                        168,850,254         174,820,720
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL BOND FUND             364,330,920         379,130,961
--------------------------------------------------------------------------------
ULTRA SHORT-TERM MUNICIPAL INCOME FUND     355,199,953         641,967,496
--------------------------------------------------------------------------------
WISCONSIN TAX-FREE FUND                     17,662,367          12,003,225
--------------------------------------------------------------------------------

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line.

      Prior to April 11, 2005, the predecessor Strong Funds had established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds were subject to a $200 million cap on the total LOC. For an individual fund, borrowings under the LOC were limited to either the lesser of 15% of the market value of the fund's total assets or any explicit borrowing limits in the fund's registration statement. The principal amount of each borrowing under the LOC was due not more than 45 days after the date of the borrowing. Borrowings under the LOC accrued interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum was incurred on the unused portion of the LOC and was allocated to all participating Strong Funds based on their net asset values. For the period ended June 30, 2005, there were no borrowings under either agreement.

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS       NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. DISTRIBUTION TO SHAREHOLDERS

      The tax character of distributions paid during the period ended June 30, 2005 and the year ended October 31, 2004 was as follows:

                                                                                   Dividends Paid
                                                                      Long-Term     Deduction on
                                         Tax-Exempt     Ordinary    Capital Gain    Redemptions
Fund                                     Income 2005   Income 2005       2005           2005      Total 2005
-------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND               $ 1,313,687   $   712,449   $ 276,697           $0       $ 2,302,833
-------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND                        7,327,839             0           0            0         7,327,839
-------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL BOND FUND            11,461,422             0     206,168            0        11,667,590
-------------------------------------------------------------------------------------------------------------
ULTRA SHORT-TERM MUNICIPAL INCOME FUND    15,733,820             0           0            0        15,733,820
-------------------------------------------------------------------------------------------------------------
WISCONSIN TAX-FREE FUND                    1,328,869       213,625     553,946            0         2,096,440
-------------------------------------------------------------------------------------------------------------

                                                                                   Dividends Paid
                                                                      Long-Term    Deduction on
                                          Tax-Exempt    Ordinary     Capital Gain   Redemptions
Fund                                     Income 2004   Income 2004       2004          2004       Total 2004
-------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND               $ 1,460,085   $   163,350   $  26,649          $0        $ 1,650,084
-------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND                        8,646,384             0           0           0          8,646,384
-------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL BOND FUND            15,906,875             0           0           7         15,906,882
-------------------------------------------------------------------------------------------------------------
ULTRA SHORT-TERM MUNICIPAL INCOME FUND    31,963,532             0           0           0         31,963,532
-------------------------------------------------------------------------------------------------------------
WISCONSIN TAX-FREE FUND                    2,254,019       190,695      82,809           0          2,527,523
-------------------------------------------------------------------------------------------------------------

      As of June 30, 2005, the components of distributable earnings on a tax basis are shown in the table below. The difference between book basis and tax basis appreciation is attributable primarily to the tax deferral of losses on wash sales.

                                         Undistributed Undistributed Undistributed    Unrealized
                                          Tax-Exempt     Ordinary      Long-Term     Appreciation     Capital Loss
Fund                                        Income        Income     Capital Gain   (Depreciation)   Carryforward*       Total
---------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND                 $  20,915        $ 0         $    0      $    1,256,725   $    (18,816)  $   1,258,824
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND                          304,795          0              0          23,122,433    (19,671,553)      3,755,675
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL BOND FUND               390,739          0              0           2,256,915    (12,999,440)    (10,351,786)
---------------------------------------------------------------------------------------------------------------------------------
ULTRA SHORT-TERM MUNICIPAL INCOME FUND       155,527          0              0          (3,258,247)   (75,601,305)    (78,704,025)
---------------------------------------------------------------------------------------------------------------------------------
WISCONSIN TAX-FREE FUND                       19,808          0         15,437           2,073,320              0       2,108,565
---------------------------------------------------------------------------------------------------------------------------------

* This amount includes any post-October loss, which will reverse on the first day of the following fiscal year.

7. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor Strong Funds' investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. The current Funds' adviser has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS
WELLS FARGO FUNDS TRUST:

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Intermediate Tax-Free Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, Ultra Short-Term Municipal Income Fund, and Wisconsin Tax-Free Fund (collectively, the "Funds"), five of the Funds constituting the Wells Fargo Funds Trust, as of June 30, 2005, and the related statements of operations, statements of changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of operations and changes in net assets and the financial highlights of the Funds for the years or period ended October 31, 2004 and prior, were audited by other auditors. Those auditors expressed unqualified opinions on those financial statements and financial highlights in their reports dated December 6, 2004.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of June 30, 2005, the results of their operations, changes in their net assets, and their financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                            [LOGO] KPMG LLP

Philadelphia, Pennsylvania
August 22, 2005

OTHER INFORMATION (UNAUDITED)

                                    WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund are publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis.

      Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

TAX INFORMATION

      For federal income tax purposes, the following Fund(s) designates a percentage of its distributions paid from net investment income during the period as exempt-interest dividends under Section 852(b)(5) of the Code:

----------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND                                           100.00%
----------------------------------------------------------------------------
MUNICIPAL BOND FUND                                                  100.00%
----------------------------------------------------------------------------
SHORT-TERM MUNICIPAL BOND FUND                                       100.00%
----------------------------------------------------------------------------
ULTRA SHORT-TERM MUNICIPAL INCOME FUND                               100.00%
----------------------------------------------------------------------------
WISCONSIN TAX-FREE FUND                                              100.00%
----------------------------------------------------------------------------

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 138 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEE**

-----------------------------------------------------------------------------------------------------
                          POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE***     PAST FIVE YEARS                OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
J. Tucker Morse           Trustee, since 1987      Private Investor/Real Estate   None
60                                                 Developer; Chairman of White
                                                   Point Capital, LLC.
-----------------------------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES

-----------------------------------------------------------------------------------------------------
                          POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE***     PAST FIVE YEARS                OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Thomas S. Goho            Trustee, since 1987      Associate Professor of         None
62                                                 Finance, Wake Forest
                                                   University, Calloway School
                                                   of Business and Accountancy.
-----------------------------------------------------------------------------------------------------
Peter G. Gordon           Trustee, since 1998      Chairman, CEO, and Co-         None
62                        (Chairman, since 2005)   Founder of Crystal Geyser
                                                   Water Company and President
                                                   of Crystal Geyser Roxane
                                                   Water Company.
-----------------------------------------------------------------------------------------------------
Richard M. Leach          Trustee, since 1987      Retired. Prior thereto,        None
71                                                 President of Richard M.
                                                   Leach Associates
                                                   (a financial consulting
                                                   firm).
-----------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

                                                   OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES (continued)

-----------------------------------------------------------------------------------------------------
                          POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE***     PAST FIVE YEARS                OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Timothy J. Penny          Trustee, since 1996      Senior Counselor to the        None
53                                                 public relations firm of
                                                   Himle-Horner and Senior
                                                   Fellow at the Humphrey
                                                   Institute, Minneapolis,
                                                   Minnesota (a public policy
                                                   organization).
-----------------------------------------------------------------------------------------------------
Donald C. Willeke         Trustee, since 1996      Principal in the law firm of   None
65                                                 Willeke & Daniels.
-----------------------------------------------------------------------------------------------------

OFFICERS

-----------------------------------------------------------------------------------------------------
                          POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE        PAST FIVE YEARS                OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Karla M. Rabusch          President, since 2003    Executive Vice President of    None
46                                                 Wells Fargo Bank, N.A.
                                                   President of Wells Fargo
                                                   Funds Management, LLC.
                                                   Senior Vice President and
                                                   Chief Administrative Officer
                                                   of Wells Fargo Funds
                                                   Management, LLC from 2001 to
                                                   2003. Vice President of
                                                   Wells Fargo Bank, N.A. from
                                                   1997 to 2000.
-----------------------------------------------------------------------------------------------------
Stacie D. DeAngelo        Treasurer, since 2003    Senior Vice President of       None
36                                                 Wells Fargo Bank, N.A.
                                                   Senior Vice President of
                                                   Operations for Wells Fargo
                                                   Funds Management, LLC. Prior
                                                   thereto, Operations Manager
                                                   at Scudder Weisel Capital,
                                                   LLC from 2000 to 2001.
                                                   Director of Shareholder
                                                   Services at BISYS Fund
                                                   Services from 1999 to 2000.
-----------------------------------------------------------------------------------------------------
C. David Messman          Secretary, since 2000    Vice President and Managing    None
45                                                 Senior Counsel of Wells
                                                   Fargo Bank, N.A. Senior Vice
                                                   President and Secretary of
                                                   Wells
                                                   Fargo Funds Management, LLC.
                                                   Vice President and Senior
                                                   Counsel of Wells Fargo Bank,
                                                   N.A. from 1996 to 2003.
-----------------------------------------------------------------------------------------------------

* The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.

** As of June 30, 2005, one of the six Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

*** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

OTHER INFORMATION (UNAUDITED)       WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENTS:
INTERMEDIATE TAX-FREE FUND, MUNICIPAL BOND FUND, SHORT-TERM MUNICIPAL BOND FUND, ULTRA SHORT-TERM MUNICIPAL INCOME FUND AND WISCONSIN TAX-FREE FUND
--------------------------------------------------------------------------------

      Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and sub-advisory agreements. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Intermediate Tax-Free Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, Ultra Short-Term Municipal Income Fund and Wisconsin Tax-Free Fund (the "Funds"); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Funds. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the "Advisory Agreements."

      More specifically, at a meeting held on April 4, 2005, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. The Board initially approved the Advisory Agreements for the Funds at a meeting held August 9-10, 2004 in connection with its approval of the reorganization of certain of the Strong Funds into certain of the Wells Fargo Advantage Funds (the "Reorganization"), as follows:

          STRONG FUNDS                         WELLS FARGO ADVANTAGE FUNDS
--------------------------------------------------------------------------------
Intermediate Municipal Bond Fund*         Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
Municipal Bond Fund*
Advisor Municipal Bond Fund               Municipal Bond Fund
--------------------------------------------------------------------------------
Short-Term Municipal Bond Fund*
Short-Term High Yield Municipal Fund      Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
Ultra Short-Term Municipal Income Fund*   Ultra Short-Term Municipal Income Fund
--------------------------------------------------------------------------------
Wisconsin Tax-Free Fund*                  Wisconsin Tax-Free Fund
--------------------------------------------------------------------------------
      * Accounting survivor.

      The Reorganization was effective at the close of business on April 8, 2005. The Funds commenced operations on April 11, 2005. Accordingly, references to the Funds refer to either the predecessor funds or the Funds as the context requires. Similarly, references to the various fee rates refer to either the rates of the predecessor funds or those of the Funds as the context requires.

NATURE, EXTENT AND QUALITY OF SERVICES

      The Board received and considered various data and information regarding the nature, extent and quality of services that would be provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. Responses of Funds Management and Wells Capital Management to a detailed set of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees were provided to the Board. The Board reviewed and considered the data and information, which included, among other things, information about the background and experience of the senior management and the expertise of the investment personnel of Funds Management and Wells Capital Management.

      The Board also considered the ability of Funds Management and Wells Capital Management, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this connection, the Board considered information regarding each of Funds Management's and Wells Capital Management's compensation for its personnel that would be involved in the management of the Funds. In addition, the Board considered the effects of certain personnel changes in light of the acquisition of certain of the asset management arrangements of Strong Capital Management, Inc. by Wells Fargo & Company.

      The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services anticipated to be provided to the Funds by Funds Management and its affiliates. In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management, including with respect to Funds Management's oversight of service providers, such as the investment sub-adviser.

      Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services anticipated to be provided to each of the Funds by Funds Management and Wells Capital Management.

OTHER INFORMATION (UNAUDITED)       WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

FUND PERFORMANCE AND EXPENSES

      The Board considered the performance results for each of the Funds over various time periods. The Board also considered these results in comparison to the median performance results of the group of funds that was determined to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds (the "Universe"), as well as to each Fund's benchmark index. Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Peer Group and Universe for each Fund. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe.

      The Board noted that the performance results of each Fund, except the Ultra Short-Term Municipal Income Fund, were better than, or not appreciably below, the median performance of its Peer Group for all time periods. The Board noted that the Ultra Short-Term Municipal Income Fund's performance was lower than the median performance of its Peer Group for all time periods and required further review. Upon further review, the Board noted that the Fund's Peer Group includes funds that invest in long-term, rather than ultra short-term, municipal bonds, and that this difference between the Fund and those in its Peer Group explained the Fund's relative underperformance.

      The Board received and considered information regarding each Fund's net operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper.

      The Board noted that the net operating expense ratios for the Municipal Bond Fund and Wisconsin Tax-Free Fund, were lower than, or not appreciably higher than, each Fund's Peer Group's median net operating expense ratio. The Board noted that the net operating expense ratios for the Intermediate Tax-Free Fund and for certain classes of the Short-Term Municipal Bond Fund and Ultra Short-Term Municipal Income Fund were higher than each Fund's Peer Group's median net operating expense ratio, but the Board further noted that the Advisory Agreement Rates (as defined below) were within a reasonable range of the median rates of each Fund's Peer Group.

      Management also discussed the Lipper data and rankings, and other relevant information, for the Funds. Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

      The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services, both on a stand-alone basis and on a combined basis with the Funds' administration fee rates (the "Advisory Agreement Rates"). The Board took into account the separate administrative services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by Funds Management to Wells Capital Management for investment sub-advisory services. In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

      The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in the Peer Group. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for the Funds were lower than, or not appreciably higher than, the median rates of each respective Fund's Peer Group. In addition, the Board concluded that the combined investment advisory/administration fee rates for these Funds (before and after waivers/caps and/or expense reimbursements) were each reasonable in relation to each Fund's respective Peer Group, and reasonable in relation to the services anticipated to be provided.

      The Board also reviewed the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

PROFITABILITY

      Because the Fund had not yet commenced operations, the Board did not consider the historical profitability with regard to Funds Management's arrangements with the Fund. However, the Board received and considered a detailed profitability analysis of Funds Management and its affiliates based on similar advisory and other relationships between other series in the Trust and Funds Management and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the other series, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to such series were not unreasonable. The Board did not consider a separate profitability analysis of Wells Capital Management, as its separate profitability from its relationship with the Funds was not a material factor in determining whether to renew the agreement.

ECONOMIES OF SCALE

      The Board received and considered information regarding the potential for realization of any future

OTHER INFORMATION (UNAUDITED)       WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

economies of scale. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale will be shared reasonably with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints, which are applicable to the Funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

      The Board also received and considered information about the nature, extent and quality of services and fee rates offered by Funds Management to other similarly situated series within the Trust, and those offered by Wells Capital Management to other clients, including other registered investment companies and separate accounts. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and Wells Capital Management, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND WELLS CAPITAL MANAGEMENT

      The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates (including Wells Capital Management) as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in the business of Funds Management and Wells Capital Management as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates (including Wells Capital Management)).

      The Board also considered the policies of the Funds in seeking the best execution of portfolio transactions, whether and to what extent soft dollar credits would be sought and how any such credits would be utilized, potential benefits that may be realized by using an affiliated broker, and the controls applicable to brokerage allocation procedures. The Board also took note of the policies of Wells Capital Management regarding the allocation of portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW

      The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares would be offered and sold. The Board noted that the Funds are now part of one of the few fund families that have both direct-to-fund and intermediary distribution.

      As discussed above, the Board reviewed detailed materials received from Funds Management and Wells Capital Management in advance of the April 4, 2005 meeting as part of the re-approval process under Section 15(c) of the 1940 Act. The Board has also reviewed detailed materials from Funds Management and Wells Capital Management, and met with various management representatives and portfolio managers, as part of its regular and special meeting cycle, and such materials and meetings were also considered as part of the re-approval process.

      After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

LIST OF ABBREVIATIONS               WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       -- Association of Bay Area Governments
ADR        -- American Depositary Receipt
AMBAC      -- American Municipal Bond Assurance Corporation
AMT        -- Alternative Minimum Tax
ARM        -- Adjustable Rate Mortgages
BART       -- Bay Area Rapid Transit
CDA        -- Community Development Authority
CDSC       -- Contingent Deferred Sales Charge
CGIC       -- Capital Guaranty Insurance Company
CGY        -- Capital Guaranty Corporation
CMT        -- Constant Maturity Treasury
COFI       -- Cost of Funds Index
Connie Lee -- Connie Lee Insurance Company
COP        -- Certificate of Participation
CP         -- Commercial Paper
CTF        -- Common Trust Fund
DW&P       -- Department of Water & Power
DWR        -- Department of Water Resources
EDFA       -- Education Finance Authority
FFCB       -- Federal Farm Credit Bank
FGIC       -- Financial Guaranty Insurance Corporation
FHA        -- Federal Housing Authority
FHLB       -- Federal Home Loan Bank
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRN        -- Floating Rate Notes
FSA        -- Financial Security Assurance, Inc
GDR        -- Global Depositary Receipt
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HFA        -- Housing Finance Authority
HFFA       -- Health Facilities Financing Authority
IDA        -- Industrial Development Authority
IDR        -- Industrial Development Revenue
LIBOR      -- London Interbank Offered Rate
LLC        -- Limited Liability Corporation
LOC        -- Letter of Credit
LP         -- Limited Partnership
MBIA       -- Municipal Bond Insurance Association
MFHR       -- Multi-Family Housing Revenue
MUD        -- Municipal Utility District
MTN        -- Medium Term Note
PCFA       -- Pollution Control Finance Authority
PCR        -- Pollution Control Revenue
PFA        -- Public Finance Authority
PLC        -- Private Placement
PSFG       -- Public School Fund Guaranty
RAW        -- Revenue Anticipation Warrants
RDA        -- Redevelopment Authority
RDFA       -- Redevelopment Finance Authority
R&D        -- Research & Development
SFHR       -- Single Family Housing Revenue
SFMR       -- Single Family Mortgage Revenue
SLMA       -- Student Loan Marketing Association
STEERS     -- Structured Enhanced Return Trust
TBA        -- To Be Announced
TRAN       -- Tax Revenue Anticipation Notes
USD        -- Unified School District
V/R        -- Variable Rate
WEBS       -- World Equity Benchmark Shares
XLCA       -- XL Capital Assurance

THIS PAGE IS INTENTIONALLY LEFT BLANK --

[LOGO]
WELLS  ADVANTAGE
FARGA FUNDS

More information about WELLS FARGO     This report and the financial statements
ADVANTAGE FUNDS (SM) is available      contained herein are submitted for the
free upon request. To obtain           general information of the shareholders
literature, please write, e-mail,      of the WELLS FARGO ADVANTAGE FUNDS. If
or call:                               this report is used for promotional
                                       purposes, distribution of the report must
WELLS FARGO ADVANTAGE FUNDS            be accompanied or preceded by a current
P.O. Box 8266                          prospectus. For a prospectus containing
Boston, MA 02266-8266                  complete information, including charges
                                       and more expenses, call 1-800-222-8222.
E-mail: wfaf@wellsfargo.com            Please consider the investment objective,
Retail Investment Professionals:       risks charges and expenses of the
888-877-9275                           investment, carefully before investing.
Institutional Investment               This and other information about WELLS
Professionals:866-765-0778             FARGO ADVANTAGE FUNDS can be found in the
Web: www.wellsfargo.com/advantage      current prospectus. Read the prospectus
funds                                  carefully before you invest or send
                                       money.

                                       Wells Fargo Funds Management, LLC, a
                                       wholly-owned subsidiary of Wells Fargo &
                                       Company, provides investment advisory and administrative services for the WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member NASD/SIPC, an affiliate of Wells Fargo
                                       & Company.

                -------------------------------------------------
                NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE
                -------------------------------------------------

--------------------------------------------------------------------------------
(c) 2005 Wells Fargo     www.wellsfargo.com/advantagefunds      RT51870 08-05
Advantage Funds, LLC.                                        AMIFNLD/AR106 06-05
All rights reserved.



ITEM 2. CODE OF ETHICS

As of the end of the period, June 30, 2005, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Thomas S. Goho is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Goho is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
AUDIT FEES - Provided below are the aggregate fees billed for the fiscal years ended June 30, 2004 and June 30, 2005 for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

      For the fiscal years ended June 30, 2004 and June 30, 2005, the Audit Fees were $927,595 and $999,905, respectively.

(b)
AUDIT-RELATED FEES - There were no audit-related fees incurred for the fiscal years ended June 30, 2004 and June 30, 2005 for assurance and related services by the principal accountant for the Registrant.

(c)
TAX FEES - Provided below are the aggregate fees billed for the fiscal years ended June 30, 2004 and June 30, 2005 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

      For the fiscal years ended June 30, 2004 and June 30, 2005, the Tax Fees were $76,500 and $84,325, respectively. The incurred Tax Fees are comprised of excise tax review services.

      For the fiscal years ended June 30, 2004 and June 30, 2005, the Tax Fees were $124,744 and $145,859, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d)
ALL OTHER FEES - There were no other fees incurred for the fiscal years ended June 30, 2004 and June 30, 2005.

(e)(1)
The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (the "Funds"); (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors ("Auditors") if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund's investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the
Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2)
Not Applicable.

(f)
Not Applicable.

(g)
Provided below are the aggregate non-audit fees billed for the fiscal years ended June 30, 2004 and June 30, 2005, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

      For the fiscal years ended June 30, 2004 and June 30, 2005, the Registrant incurred non-audit fees in the amount of $72,000 and $134,500, respectively. The non-audit fees consist of SAS70 control reviews of Wells Fargo Bank, N.A., the Funds' custodian.

      For the fiscal years ended June 30, 2004 and June 30, 2005, the Registrant's investment adviser incurred non-audit fees in the amount of $10,000 and $173,500 respectively. The non-audit fees consist of procedure reviews for pending mergers associated with fund reorganizations.

(h)
The Registrant's audit committee of the board of directors has determined that non-audit services rendered to the registrant's investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEMS 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a)(i) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(a)(ii) There were no significant changes in the Trust's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

ITEM 10. EXHIBITS

(a) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                Wells Fargo Funds Trust

                                                By:  /s/ Karla M. Rabusch

                                                     Karla M. Rabusch
                                                     President

Date: August 18, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                Wells Fargo Funds Trust

                                                By:  /s/ Stacie D. DeAngelo

                                                     Stacie D. DeAngelo
                                                     Treasurer

Date: August 18, 2005